UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 08821
Rydex Variable Trust

(Exact name of registrant as specified in charter)
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)
Richard M. Goldman
Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-301-296-5100
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DECEMBER 31, 2010

RYDEX VARIABLE TRUST ANNUAL REPORT
BENCHMARK FUNDS

DOMESTIC EQUITY FUNDS

INTERNATIONAL EQUITY FUNDS

EUROPE 1.25x STRATEGY FUND
JAPAN 2x STRATEGY FUND

SPECIALTY FUNDS

FIXED INCOME FUNDS

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

RYDEX | SGI
SECURITY GLOBAL INVESTORS℠

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NOVA FUND	8
INVERSE S&P 500 STRATEGY FUND	18
NASDAQ-100® FUND	23
INVERSE NASDAQ-100® STRATEGY FUND	29
S&P 500 2x STRATEGY FUND	34
NASDAQ-100® 2x STRATEGY FUND	44
MID-CAP 1.5x STRATEGY FUND	50
INVERSE MID-CAP STRATEGY FUND	59
RUSSELL 2000® 2x STRATEGY FUND	64
RUSSELL 2000® 1.5x STRATEGY FUND	87
INVERSE RUSSELL 2000® STRATEGY FUND	112
DOW 2x STRATEGY FUND	117
INVERSE DOW 2x STRATEGY FUND	122
S&P 500 PURE GROWTH FUND	127
S&P 500 PURE VALUE FUND	133
S&P MIDCAP 400 PURE GROWTH FUND	139
S&P MIDCAP 400 PURE VALUE FUND	145
S&P SMALLCAP 600 PURE GROWTH FUND	151
S&P SMALLCAP 600 PURE VALUE FUND	157
EUROPE 1.25x STRATEGY FUND	163
JAPAN 2x STRATEGY FUND	169
STRENGTHENING DOLLAR 2x STRATEGY FUND	174
WEAKENING DOLLAR 2x STRATEGY FUND	179
REAL ESTATE FUND	184
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	190
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	195
U.S. GOVERNMENT MONEY MARKET FUND	200
NOTES TO FINANCIAL STATEMENTS	205
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	220
OTHER INFORMATION	221
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	223
the RYDEX | SGI variable trust annual report   |   1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity.
Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial AverageSM Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%. The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off
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LETTER TO OUR SHAREHOLDERS (concluded)
recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
1Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.
*Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index — measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
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A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)
Many of the Rydex Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%
As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.
In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
December 31, 2010
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.60%	34.92%	$1,000.00	$1,349.22	$9.47
Inverse S&P 500 Strategy Fund	1.74%	(20.52%)	1,000.00	794.76	7.87
NASDAQ-100® Fund	1.63%	27.00%	1,000.00	1,269.98	9.33
Inverse NASDAQ-100® Strategy Fund	1.77%	(23.56%)	1,000.00	764.40	7.87
S&P 500 2x Strategy Fund	1.75%	47.98%	1,000.00	1,479.81	10.94
NASDAQ-100® 2x Strategy Fund	1.79%	59.80%	1,000.00	1,598.04	11.72
Mid-Cap 1.5x Strategy Fund	1.76%	43.31%	1,000.00	1,433.05	10.79
Inverse Mid-Cap Strategy Fund	1.74%	(24.19%)	1,000.00	758.12	7.71
Russell 2000® 2x Strategy Fund	1.77%	61.02%	1,000.00	1,610.24	11.65
Russell 2000® 1.5x Strategy Fund	1.78%	44.79%	1,000.00	1,447.93	10.98
Inverse Russell 2000® Strategy Fund	1.75%	(25.81%)	1,000.00	741.87	7.68
Dow 2x Strategy Fund	1.77%	41.22%	1,000.00	1,412.21	10.76
Inverse Dow 2x Strategy Fund	1.77%	(33.37%)	1,000.00	666.34	7.43
S&P 500 Pure Growth Fund	1.61%	34.28%	1,000.00	1,342.78	9.51
S&P 500 Pure Value Fund	1.60%	21.55%	1,000.00	1,215.46	8.93
S&P MidCap 400 Pure Growth Fund	1.61%	36.88%	1,000.00	1,368.84	9.61
S&P MidCap 400 Pure Value Fund	1.60%	25.52%	1,000.00	1,255.20	9.09
S&P SmallCap 600 Pure Growth Fund	1.61%	27.60%	1,000.00	1,275.95	9.24
S&P SmallCap 600 Pure Value Fund	1.60%	28.05%	1,000.00	1,280.51	9.20
Europe 1.25x Strategy Fund	1.75%	26.14%	1,000.00	1,261.45	9.97
Japan 2x Strategy Fund	1.59%	39.82%	1,000.00	1,398.18	9.61
Strengthening Dollar 2x Strategy Fund	1.73%	(18.69%)	1,000.00	813.12	7.91
Weakening Dollar 2x Strategy Fund	1.73%	17.66%	1,000.00	1,176.61	9.49
Real Estate Fund	1.68%	20.59%	1,000.00	1,205.89	9.34
Government Long Bond 1.2x Strategy Fund	1.28%	(7.69%)	1,000.00	923.11	6.20
Inverse Government Long Bond Strategy Fund	5.20%	4.04%	1,000.00	1,040.41	26.74
U.S. Government Money Market Fund	0.21%	0.01%	1,000.00	1,000.08	1.06
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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.60%	5.00%	$1,000.00	$1,017.14	$8.13
Inverse S&P 500 Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
NASDAQ-100® Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
Inverse NASDAQ-100® Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
S&P 500 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
NASDAQ-100® 2x Strategy Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Mid-Cap 1.5x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Inverse Mid-Cap Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Russell 2000® 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Russell 2000® 1.5x Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Inverse Russell 2000® Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Dow 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Inverse Dow 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
S&P 500 Pure Growth Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
S&P 500 Pure Value Fund	1.60%	5.00%	1,000.00	1,017.14	8.13
S&P MidCap 400 Pure Growth Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
S&P MidCap 400 Pure Value Fund	1.60%	5.00%	1,000.00	1,017.14	8.13
S&P SmallCap 600 Pure Growth Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
S&P SmallCap 600 Pure Value Fund	1.60%	5.00%	1,000.00	1,017.14	8.13
Europe 1.25x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Japan 2x Strategy Fund	1.59%	5.00%	1,000.00	1,017.19	8.08
Strengthening Dollar 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.48	8.79
Weakening Dollar 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.48	8.79
Real Estate Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Government Long Bond 1.2x Strategy Fund	1.28%	5.00%	1,000.00	1,018.75	6.51
Inverse Government Long Bond Strategy Fund	5.20%	5.00%	1,000.00	998.99	26.20
U.S. Government Money Market Fund	0.21%	5.00%	1,000.00	1,024.15	1.07

[1]	This ratio represents annualized Total Expenses, which include interest and dividend expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 3.46% lower.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
the RYDEX | SGI variable trust annual report   |   7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) December 31, 2010
NOVA FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”).
Inception: May 7, 1997
For the one-year period ended December 31, 2010, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 19.97%, while the S&P 500 Index returned 15.06% over the same time period.
Consumer Discretionary (2.73%), Industrials (2.68%) and Energy (2.23%) provided the most performance to the index during the year. Utilities (0.24%), Health Care (0.33%) and Telecommunication Services (0.61%) provided the least performance to the index during the year.
Apple, Inc., General Electric Co. and Citigroup, Inc. were among the stocks which provided the most performance to the index during the year. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
December 31, 2000 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

	1 Year	5 Year	10 Year
NOVA FUND	19.97%	-2.25%	-3.13%
S&P 500 INDEX	15.06%	2.29%	1.41%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	2.4%
Apple, Inc.	1.9%
Microsoft Corp.	1.4%
General Electric Co.	1.3%
Chevron Corp.	1.2%
International Business Machines Corp.	1.2%
Procter & Gamble Co.	1.2%
AT&T, Inc.	1.1%
Johnson & Johnson	1.1%
JPMorgan Chase & Co.	1.1%

Top Ten Total	13.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
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SCHEDULE OF INVESTMENTS	December 31, 2010
NOVA FUND

	Shares	Value

COMMON STOCKS† - 73.6%

INFORMATION TECHNOLOGY - 13.7%
Apple, Inc.*	1,754	$565,770
Microsoft Corp.	14,380	401,490
International Business Machines Corp.	2,368	347,528
Google, Inc. — Class A*	480	285,106
Oracle Corp.	7,390	231,307
Intel Corp.	10,647	223,906
Cisco Systems, Inc.*	10,580	214,033
Hewlett-Packard Co.	4,330	182,293
QUALCOMM, Inc.	3,090	152,924
EMC Corp.*	3,930	89,997
Texas Instruments, Inc.	2,240	72,800
Visa, Inc. — Class A	930	65,453
eBay, Inc.*	2,190	60,948
Corning, Inc.	2,978	57,535
Automatic Data Processing, Inc.	940	43,503
Dell, Inc.*	3,210	43,495
Cognizant Technology Solutions Corp. — Class A*	580	42,508
Yahoo!, Inc.*	2,490	41,409
Motorola Solutions, Inc.*	4,485	40,679
Mastercard, Inc. — Class A	180	40,340
NetApp, Inc.*	690	37,922
Broadcom Corp. — Class A	870	37,889
Juniper Networks, Inc.*	1,000	36,920
Applied Materials, Inc.	2,550	35,827
Xerox Corp.	2,648	30,505
Salesforce.com, Inc.*	230	30,360
Adobe Systems, Inc.*	970	29,857
Intuit, Inc.*	530	26,129
Symantec Corp.*	1,480	24,775
Citrix Systems, Inc.*	360	24,628
Western Union Co.	1,250	23,213
SanDisk Corp.*	450	22,437
Analog Devices, Inc.	570	21,472
Altera Corp.	598	21,277
F5 Networks, Inc.*	150	19,524
Paychex, Inc.	610	18,855
CA, Inc.	730	17,841
Amphenol Corp. — Class A	330	17,417
NVIDIA Corp.*	1,113	17,140
Akamai Technologies, Inc.*	350	16,468
Red Hat, Inc.*	360	16,434
Autodesk, Inc.*	430	16,426
Fiserv, Inc.*	280	16,397
BMC Software, Inc.*	340	16,028
Western Digital Corp.*	440	14,916
Linear Technology Corp.	430	14,874
Computer Sciences Corp.	290	14,384
Xilinx, Inc.	490	14,200
Fidelity National Information Services, Inc.	510	13,969
McAfee, Inc.*	290	13,430
Teradata Corp.*	320	13,171
Micron Technology, Inc.*	1,639	13,145
KLA-Tencor Corp.	320	12,365
Microchip Technology, Inc.	360	12,316
Harris Corp.	240	10,872
VeriSign, Inc.	330	10,781
Electronic Arts, Inc.*	629	10,303
Advanced Micro Devices, Inc.*	1,093	8,941
FLIR Systems, Inc.*	300	8,925
SAIC, Inc.*	557	8,834
Jabil Circuit, Inc.	370	7,433
LSI Corp.*	1,180	7,068
National Semiconductor Corp.	458	6,302
JDS Uniphase Corp.*	430	6,226
Monster Worldwide, Inc.*	250	5,907
Molex, Inc.	260	5,907
Novellus Systems, Inc.*	170	5,494
Lexmark International, Inc. — Class A*	146	5,084
Teradyne, Inc.*	350	4,914
Compuware Corp.*	420	4,901
MEMC Electronic Materials, Inc.*	426	4,797
Total System Services, Inc.	310	4,768
Tellabs, Inc.	700	4,746
Novell, Inc.*	666	3,943
QLogic Corp.*	200	3,404

Total Information Technology		4,055,085

FINANCIALS - 11.8%
JPMorgan Chase & Co.	7,460	316,453
Wells Fargo & Co.	10,018	310,458
Berkshire Hathaway, Inc. — Class B*	3,297	264,123
Citigroup, Inc.*	55,470	262,373
Bank of America Corp.	19,260	256,928
Goldman Sachs Group, Inc.	980	164,797
U.S. Bancorp	3,657	98,629
American Express Co.	2,000	85,840
Morgan Stanley	2,890	78,637
MetLife, Inc.	1,730	76,881
Bank of New York Mellon Corp.	2,373	71,665
PNC Financial Services Group, Inc.	1,000	60,720
Simon Property Group, Inc.	560	55,714
Prudential Financial, Inc.	930	54,600
Aflac, Inc.	900	50,787
Travelers Companies, Inc.	880	49,025
State Street Corp.	960	44,486
CME Group, Inc. — Class A	127	40,862
ACE Ltd.	650	40,462
Capital One Financial Corp.	870	37,027
BB&T Corp.	1,320	34,703
Chubb Corp.	580	34,591
Allstate Corp.	1,030	32,836
Charles Schwab Corp.	1,887	32,287
T. Rowe Price Group, Inc.	490	31,625
Franklin Resources, Inc.	280	31,139

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 9

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
NOVA FUND

	Shares	Value

AON Corp.	630	$28,986
Marsh & McLennan Companies, Inc.	1,040	28,434
Equity Residential	540	28,053
SunTrust Banks, Inc.	950	28,035
Public Storage	270	27,383
Ameriprise Financial, Inc.	470	27,048
Vornado Realty Trust	310	25,832
HCP, Inc.	700	25,753
Northern Trust Corp.	460	25,489
Progressive Corp.	1,270	25,235
Loews Corp.	600	23,346
Boston Properties, Inc.	266	22,903
Host Hotels & Resorts, Inc.	1,268	22,659
Hartford Financial Services Group, Inc.	850	22,517
Fifth Third Bancorp	1,520	22,314
Invesco Ltd.	880	21,173
M&T Bank Corp.	230	20,021
Principal Financial Group, Inc.	610	19,862
Weyerhaeuser Co.	1,020	19,309
Discover Financial Services	1,036	19,197
AvalonBay Communities, Inc.	160	18,008
Regions Financial Corp.	2,400	16,800
Lincoln National Corp.	600	16,686
IntercontinentalExchange, Inc.*	140	16,681
Ventas, Inc.	300	15,744
ProLogis	1,090	15,740
American International Group, Inc.*	270	15,557
NYSE Euronext	500	14,990
KeyCorp	1,680	14,868
Unum Group	610	14,774
Comerica, Inc.	340	14,362
Kimco Realty Corp.	780	14,071
XL Group plc — Class A	620	13,528
Health Care REIT, Inc.	280	13,339
Hudson City Bancorp, Inc.	1,013	12,906
Genworth Financial, Inc. — Class A*	930	12,220
SLM Corp.*	930	11,709
Plum Creek Timber Company, Inc.	310	11,609
Huntington Bancshares, Inc.	1,650	11,336
CB Richard Ellis Group, Inc. — Class A*	550	11,264
Leucadia National Corp.	379	11,059
Legg Mason, Inc.	290	10,518
Moody’s Corp.	390	10,351
Cincinnati Financial Corp.	310	9,824
People’s United Financial, Inc.	700	9,807
Torchmark Corp.	150	8,961
Zions Bancorp.	340	8,238
Assurant, Inc.	200	7,704
Marshall & Ilsley Corp.	1,014	7,017
NASDAQ OMX Group, Inc.*	270	6,402
E*Trade Financial Corp.*	380	6,080
Apartment Investment & Management Co. — Class A	220	5,685
First Horizon National Corp.*	450	5,302
Janus Capital Group, Inc.	350	4,539
Federated Investors, Inc. — Class B	170	4,449

Total Financials		3,503,325

ENERGY - 8.9%
Exxon Mobil Corp.	9,630	704,146
Chevron Corp.	3,839	350,309
Schlumberger Ltd.	2,606	217,601
ConocoPhillips	2,808	191,225
Occidental Petroleum Corp.	1,550	152,055
Apache Corp.	730	87,038
Anadarko Petroleum Corp.	950	72,352
Halliburton Co.	1,737	70,922
Devon Energy Corp.	820	64,378
National Oilwell Varco, Inc.	800	53,800
Marathon Oil Corp.	1,360	50,361
Baker Hughes, Inc.	820	46,879
EOG Resources, Inc.	490	44,791
Hess Corp.	570	43,628
Chesapeake Energy Corp.	1,254	32,491
Peabody Energy Corp.	507	32,438
Spectra Energy Corp.	1,240	30,988
Noble Energy, Inc.	330	28,406
Williams Companies, Inc.	1,120	27,686
Murphy Oil Corp.	370	27,584
Valero Energy Corp.	1,080	24,970
Southwestern Energy Co.*	660	24,704
Cameron International Corp.*	460	23,336
Consol Energy, Inc.	430	20,958
FMC Technologies, Inc.*	230	20,449
Pioneer Natural Resources Co.	220	19,100
Newfield Exploration Co.*	260	18,749
El Paso Corp.	1,340	18,438
Denbury Resources, Inc.*	760	14,508
Range Resources Corp.	310	13,944
Nabors Industries Ltd.*	540	12,668
EQT Corp.	280	12,555
QEP Resources, Inc.	340	12,345
Massey Energy Co.	200	10,730
Helmerich & Payne, Inc.	200	9,696
Sunoco, Inc.	230	9,271
Diamond Offshore Drilling, Inc.	129	8,626
Rowan Companies, Inc.*	236	8,239
Cabot Oil & Gas Corp.	196	7,419
Tesoro Corp.	270	5,006

Total Energy		2,624,789

INDUSTRIALS - 8.1%
General Electric Co.	20,350	372,202
United Technologies Corp.	1,760	138,547

10 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
NOVA FUND

	Shares	Value

United Parcel Service, Inc. — Class B	1,890	$137,176
3M Co.	1,367	117,972
Caterpillar, Inc.	1,207	113,048
Boeing Co.	1,400	91,364
Union Pacific Corp.	940	87,100
Emerson Electric Co.	1,440	82,325
Honeywell International, Inc.	1,493	79,368
Deere & Co.	810	67,271
FedEx Corp.	600	55,806
General Dynamics Corp.	720	51,091
Illinois Tool Works, Inc.	953	50,890
Danaher Corp.	1,020	48,113
CSX Corp.	710	45,873
Norfolk Southern Corp.	690	43,346
Cummins, Inc.	380	41,804
PACCAR, Inc.	700	40,194
Lockheed Martin Corp.	560	39,150
Tyco International Ltd.	930	38,539
Precision Castparts Corp.	270	37,587
Northrop Grumman Corp.	560	36,277
Waste Management, Inc.	910	33,552
Raytheon Co.	700	32,438
Eaton Corp.	317	32,179
Ingersoll-Rand plc	620	29,196
Parker Hannifin Corp.	310	26,753
CH Robinson Worldwide, Inc.	317	25,420
Fluor Corp.	340	22,528
Expeditors International of Washington, Inc.	410	22,386
Goodrich Corp.	240	21,137
Dover Corp.	360	21,042
Rockwell Automation, Inc.	270	19,362
Southwest Airlines Co.	1,434	18,613
ITT Corp.	350	18,239
Republic Services, Inc. — Class A	590	17,617
Rockwell Collins, Inc.	300	17,478
Fastenal Co.	280	16,775
L-3 Communications Holdings, Inc.	220	15,508
WW Grainger, Inc.	110	15,192
Roper Industries, Inc.	177	13,528
Flowserve Corp.	110	13,114
First Solar, Inc.*	100	13,014
Stericycle, Inc.*	160	12,947
Textron, Inc.	520	12,293
Jacobs Engineering Group, Inc.*	238	10,912
Pall Corp.	218	10,808
Iron Mountain, Inc.	380	9,504
Pitney Bowes, Inc.	390	9,430
Avery Dennison Corp.	210	8,891
Masco Corp.	680	8,609
Robert Half International, Inc.	280	8,568
Equifax, Inc.	240	8,544
Dun & Bradstreet Corp.	100	8,209
Quanta Services, Inc.*	410	8,167
RR Donnelley & Sons Co.	390	6,813
Cintas Corp.	240	6,710
Snap-On, Inc.	110	6,224
Ryder System, Inc.	100	5,264

Total Industrials		2,402,007

HEALTH CARE - 8.0%
Johnson & Johnson	5,237	323,908
Pfizer, Inc.	15,300	267,903
Merck & Company, Inc.	5,880	211,915
Abbott Laboratories	2,950	141,334
Amgen, Inc.*	1,800	98,820
Bristol-Myers Squibb Co.	3,270	86,590
Medtronic, Inc.	2,060	76,405
UnitedHealth Group, Inc.	2,100	75,831
Eli Lilly & Co.	1,937	67,872
Baxter International, Inc.	1,110	56,188
Gilead Sciences, Inc.*	1,549	56,136
Express Scripts, Inc. — Class A*	1,011	54,644
Celgene Corp.*	900	53,226
Medco Health Solutions, Inc.*	810	49,629
WellPoint, Inc.*	750	42,645
Thermo Fisher Scientific, Inc.*	760	42,074
Allergan, Inc.	590	40,515
Becton Dickinson and Co.	440	37,189
Stryker Corp.	650	34,905
Genzyme Corp.*	490	34,888
McKesson Corp.	480	33,782
Biogen Idec, Inc.*	458	30,709
St. Jude Medical, Inc.*	650	27,787
Agilent Technologies, Inc.*	660	27,344
Cardinal Health, Inc.	670	25,668
Aetna, Inc.	760	23,188
Boston Scientific Corp.*	2,900	21,953
Intuitive Surgical, Inc.*	82	21,135
Zimmer Holdings, Inc.*	380	20,398
Life Technologies Corp.*	360	19,980
CIGNA Corp.	520	19,063
AmerisourceBergen Corp. — Class A	530	18,084
Hospira, Inc.*	320	17,821
Forest Laboratories, Inc.*	550	17,589
Mylan, Inc.*	830	17,538
Humana, Inc.*	320	17,517
Laboratory Corporation of America Holdings*	190	16,705
CR Bard, Inc.	180	16,519
Varian Medical Systems, Inc.*	230	15,934
Quest Diagnostics, Inc.	270	14,572
Cerner Corp.*	140	13,264
Waters Corp.*	170	13,211
DaVita, Inc.*	190	13,203
Watson Pharmaceuticals, Inc.*	240	12,396
CareFusion Corp.*	430	11,051
DENTSPLY International, Inc.	270	9,226

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

NOVA FUND

	Shares	Value

Cephalon, Inc.*	140	$8,641
Coventry Health Care, Inc.*	280	7,392
Tenet Healthcare Corp.*	930	6,222
PerkinElmer, Inc.	230	5,939
Patterson Companies, Inc.	180	5,513

Total Health Care		2,381,961

CONSUMER STAPLES - 7.8%
Procter & Gamble Co.	5,350	344,166
Coca-Cola Co.	4,429	291,295
Philip Morris International, Inc.	3,460	202,514
Wal-Mart Stores, Inc.	3,740	201,698
PepsiCo, Inc.	3,030	197,950
Kraft Foods, Inc. — Class A	3,342	105,307
Altria Group, Inc.	3,987	98,160
CVS Caremark Corp.	2,590	90,054
Colgate-Palmolive Co.	920	73,940
Walgreen Co.	1,770	68,959
Costco Wholesale Corp.	830	59,934
Kimberly-Clark Corp.	780	49,171
General Mills, Inc.	1,220	43,420
Archer-Daniels-Midland Co.	1,220	36,698
Sysco Corp.	1,120	32,928
HJ Heinz Co.	610	30,171
Kroger Co.	1,220	27,279
Kellogg Co.	489	24,978
Mead Johnson Nutrition Co. — Class A	390	24,278
Avon Products, Inc.	820	23,829
Lorillard, Inc.	287	23,551
Sara Lee Corp.	1,220	21,362
Reynolds American, Inc.	652	21,268
ConAgra Foods, Inc.	840	18,967
Estee Lauder Companies, Inc. — Class A	220	17,754
Clorox Co.	269	17,022
Coca-Cola Enterprises, Inc.	650	16,270
Safeway, Inc.	710	15,968
Dr Pepper Snapple Group, Inc.	430	15,119
JM Smucker Co.	230	15,100
Molson Coors Brewing Co. — Class B	299	15,007
Whole Foods Market, Inc.	280	14,165
Hershey Co.	300	14,145
Brown-Forman Corp. — Class B	200	13,924
Campbell Soup Co.	370	12,858
McCormick & Company, Inc.	246	11,446
Tyson Foods, Inc. — Class A	570	9,815
Constellation Brands, Inc. — Class A*	340	7,531
Hormel Foods Corp.	130	6,664
SUPERVALU, Inc.	410	3,948
Dean Foods Co.*	350	3,094

Total Consumer Staples		2,321,707

CONSUMER DISCRETIONARY - 7.8%
McDonald’s Corp.	2,020	155,055
Walt Disney Co.	3,620	135,786
Amazon.com, Inc.*	680	122,400
Ford Motor Co.*	7,150	120,048
Comcast Corp. — Class A	5,330	117,100
Home Depot, Inc.	3,130	109,738
Target Corp.	1,350	81,176
Time Warner, Inc.	2,120	68,200
Lowe’s Companies, Inc.	2,640	66,211
DIRECTV — Class A*	1,590	63,489
News Corp. — Class A	4,360	63,482
NIKE, Inc. — Class B	730	62,357
Johnson Controls, Inc.	1,287	49,163
Starbucks Corp.	1,420	45,625
Viacom, Inc. — Class B	1,149	45,512
Time Warner Cable, Inc. — Class A	677	44,702
Yum! Brands, Inc.	890	43,654
Carnival Corp.	820	37,810
Priceline.com, Inc.*	90	35,960
TJX Companies, Inc.	760	33,736
Coach, Inc.	570	31,527
Staples, Inc.	1,380	31,423
Kohl’s Corp.*	560	30,430
Omnicom Group, Inc.	580	26,564
CBS Corp. — Class B	1,300	24,765
Bed Bath & Beyond, Inc.*	487	23,936
Marriott International, Inc. — Class A	553	22,972
Discovery Communications, Inc. — Class A*	540	22,518
Starwood Hotels & Resorts Worldwide, Inc.	360	21,881
Best Buy Company, Inc.	630	21,603
McGraw-Hill Companies, Inc.	590	21,482
Stanley Black & Decker, Inc.	320	21,398
Macy’s, Inc.	808	20,442
The Gap, Inc.	840	18,598
Mattel, Inc.	690	17,547
Fortune Brands, Inc.	290	17,473
O’Reilly Automotive, Inc.*	270	16,313
Limited Brands, Inc.	510	15,672
Harley-Davidson, Inc.	450	15,601
Cablevision Systems Corp. — Class A	460	15,566
Genuine Parts Co.	300	15,402
Tiffany & Co.	240	14,945
VF Corp.	170	14,651
Ross Stores, Inc.	230	14,548
JC Penney Company, Inc.	450	14,540
Wynn Resorts Ltd.	140	14,538
NetFlix, Inc.*	80	14,056
CarMax, Inc.*	430	13,708

12 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
NOVA FUND

	Shares	Value

AutoZone, Inc.*	50	$13,630
Nordstrom, Inc.	320	13,562
Whirlpool Corp.	150	13,324
Polo Ralph Lauren Corp. — Class A	117	12,978
Hasbro, Inc.	260	12,267
Darden Restaurants, Inc.	260	12,074
Family Dollar Stores, Inc.	240	11,930
International Game Technology	570	10,083
Newell Rubbermaid, Inc.	550	9,999
Wyndham Worldwide Corp.	330	9,887
Interpublic Group of Companies, Inc.*	930	9,877
Abercrombie & Fitch Co. — Class A	170	9,797
Expedia, Inc.	390	9,785
Apollo Group, Inc. — Class A*	240	9,478
Urban Outfitters, Inc.*	250	8,952
Scripps Networks Interactive, Inc. — Class A	170	8,797
H&R Block, Inc.	590	7,027
Gannett Company, Inc.	460	6,941
GameStop Corp. — Class A*	290	6,635
DR Horton, Inc.	538	6,418
Leggett & Platt, Inc.	280	6,373
Harman International Industries, Inc.*	130	6,019
Sears Holdings Corp.*	80	5,900
Lennar Corp. — Class A	300	5,625
DeVry, Inc.	116	5,566
Goodyear Tire & Rubber Co.*	460	5,451
Pulte Group, Inc.*	639	4,805
Washington Post Co. — Class B	10	4,395
Big Lots, Inc.*	140	4,264
RadioShack Corp.	220	4,068
AutoNation, Inc.*	120	3,384
Meredith Corp.	69	2,391

Total Consumer Discretionary		2,316,985

MATERIALS - 2.8%
Freeport-McMoRan Copper & Gold, Inc. — Class B	899	107,961
E. I. du Pont de Nemours & Co.	1,744	86,991
Dow Chemical Co.	2,221	75,825
Monsanto Co.	1,020	71,033
Newmont Mining Co.	940	57,744
Praxair, Inc.	587	56,041
Air Products & Chemicals, Inc.	407	37,017
Alcoa, Inc.	1,950	30,010
Nucor Corp.	600	26,292
PPG Industries, Inc.	310	26,062
International Paper Co.	840	22,882
Ecolab, Inc.	440	22,185
Cliffs Natural Resources, Inc.	256	19,970
CF Industries Holdings, Inc.	140	18,921
United States Steel Co.	270	15,773
Sigma-Aldrich Corp.	230	15,309
Sherwin-Williams Co.	170	14,237
Eastman Chemical Co.	140	11,771
Ball Corp.	170	11,568
FMC Corp.	140	11,185
Vulcan Materials Co.	250	11,090
Allegheny Technologies, Inc.	190	10,484
Owens-Illinois, Inc.*	310	9,517
Airgas, Inc.	140	8,744
MeadWestvaco Corp.	323	8,450
International Flavors & Fragrances, Inc.	150	8,338
Sealed Air Corp.	300	7,635
Bemis Company, Inc.	207	6,761
AK Steel Holding Corp.	210	3,438
Titanium Metals Corp.*	170	2,921

Total Materials		816,155

UTILITIES - 2.4%
Southern Co.	1,595	60,977
Exelon Corp.	1,256	52,300
Dominion Resources, Inc.	1,110	47,419
Duke Energy Corp.	2,530	45,059
NextEra Energy, Inc.	790	41,072
PG&E Corp.	747	35,736
American Electric Power Company, Inc.	920	33,102
Public Service Enterprise Group, Inc.	969	30,824
Consolidated Edison, Inc.	550	27,264
Entergy Corp.	350	24,790
Progress Energy, Inc.	560	24,349
PPL Corp.	924	24,320
Sempra Energy	460	24,141
Edison International	620	23,932
FirstEnergy Corp.	580	21,472
Xcel Energy, Inc.	877	20,653
AES Corp.*	1,260	15,347
DTE Energy Co.	320	14,502
Ameren Corp.	460	12,967
Wisconsin Energy Corp.	220	12,949
CenterPoint Energy, Inc.	807	12,686
Constellation Energy Group, Inc.	380	11,639
Oneok, Inc.	200	11,094
Northeast Utilities	340	10,839
NiSource, Inc.	529	9,321
NRG Energy, Inc.*	470	9,184
SCANA Corp.	220	8,932
CMS Energy Corp.	470	8,742
Pinnacle West Capital Corp.	207	8,580
Pepco Holdings, Inc.	434	7,921
Allegheny Energy, Inc.	320	7,757
TECO Energy, Inc.	410	7,298
Integrys Energy Group, Inc.	146	7,082
Nicor, Inc.	90	4,493

Total Utilities		718,743

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
NOVA FUND

	Shares	Value

TELECOMMUNICATION SERVICES - 2.3%
AT&T, Inc.	11,291	$331,729
Verizon Communications, Inc.	5,397	193,105
American Tower Corp. — Class A*	760	39,246
CenturyLink, Inc.	580	26,779
Qwest Communications International, Inc.	3,329	25,334
Sprint Nextel Corp.*	5,697	24,098
Frontier Communications Corp.	1,901	18,497
Windstream Corp.	920	12,825
MetroPCS Communications, Inc.*	500	6,315

Total Telecommunication Services		677,928

Total Common Stocks (Cost $13,153,408)		21,818,685

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 24.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[2]	$3,657,865	3,657,865
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,193,373	1,193,373
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,142,229	1,142,229
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,142,229	1,142,229

Total Repurchase Agreements (Cost $7,135,696)		7,135,696

Total Investments - 97.7% (Cost $20,289,104)		$28,954,381

Cash & Other Assets, Less Liabilities — 2.3%		689,753

Total Net Assets — 100.0%		$29,644,134

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED†
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $11,669,175)	186	$120,992

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International January 2011 S&P 500 Index Swap, Terminating 01/27/11 (Notional Value $6,167,901)	4,904	$2,782
Credit Suisse Capital, LLC January 2011 S&P 500 Index Swap, Terminating 01/28/11 (Notional Value $2,439,264)	1,940	1,037
Morgan Stanley Capital Services, Inc. January 2011 S&P 500 Index Swap, Terminating 01/26/11 (Notional Value $2,296,409)	1,826	547

(Total Notional Value $10,903,574)		$4,366

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

plc — Public Limited Company

REIT — Real Estate Investment Trust

14 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$21,818,685
Repurchase agreements, at value	7,135,696

Total investments	28,954,381
Segregated cash with broker	647,693
Unrealized appreciation on swap agreements	4,366
Receivables:
Swap settlement	2,062
Variation margin	6,726
Fund shares sold	305,935
Dividends	26,258
Interest	21

Total assets	29,947,442

Liabilities:
Payable for:
Fund shares redeemed	236,986
Management fees	19,433
Custodian fees	855
Transfer agent/maintenance fees	6,477
Investor service fees	6,477
Portfolio accounting fees	2,591

Other	30,489

Total liabilities	303,308

Net assets	$29,644,134

Net assets consist of:
Paid in capital	$50,929,399
Undistributed net investment income	13,783
Accumulated net realized loss on investments	(30,089,683)
Net unrealized appreciation on investments	8,790,635

Net assets	$29,644,134
Capital shares outstanding	404,800
Net asset value per share	$73.23

Investments, at cost	$13,153,408
Repurchase agreements, at cost	7,135,696

Total cost	$20,289,104
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$625,736
Interest	13,909

Total investment income	639,645

Expenses:
Management fees	301,873
Transfer agent and administrative fees	100,624
Investor service fees	100,624
Portfolio accounting fees	40,249
Trustees’ fees*	5,050
Miscellaneous	77,442

Total expenses	625,862

Net investment income	13,783

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,723,028
Equity index swaps	2,415,941
Futures contracts	1,837,860

Net realized gain	6,976,829

Net change in unrealized appreciation (depreciation) on:
Investments	(712,233)
Equity index swaps	(564,030)
Futures contracts	74,099

Net change in unrealized appreciation (depreciation)	(1,202,164)

Net realized and unrealized gain	5,774,665

Net increase in net assets resulting from operations	$5,788,448

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 15

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$13,783	$74,019
Net realized gain on investments	6,976,829	1,878,800
Net change in unrealized appreciation (depreciation) on investments	(1,202,164)	11,132,363

Net increase in net assets resulting from operations	5,788,448	13,085,182

Distributions to shareholders from:
Net investment income	(74,019)	(406,451)

Total distributions to shareholders	(74,019)	(406,451)

Capital share transactions:
Proceeds from sale of shares	129,840,432	134,124,276
Distributions reinvested	74,019	406,451
Cost of shares redeemed	(156,545,401)	(131,735,686)

Net increase (decrease) from capital share transactions	(26,630,950)	2,795,041

Net increase (decrease) in net assets	(20,916,521)	15,473,772
Net assets:
Beginning of year	50,560,655	35,086,883

End of year	$29,644,134	$50,560,655

Undistributed net investment income at end of year	$13,783	$74,019

Capital share activity:
Shares sold	2,067,256	2,782,480	†
Shares issued from reinvestment of distributions	1,089	6,730	†
Shares redeemed	(2,490,178)	(2,733,641	)†

Net increase (decrease) in shares	(421,833)	55,569	†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

16 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NOVA FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$61.16	$45.50	$100.60	$100.90	$85.60

Income (loss) from investment operations:
Net investment income[a]	.02	.09	.60	1.20	1.10
Net gain (loss) on investments (realized and unrealized)	12.19	16.06	(55.40)	—	15.40

Total from investment operations	12.21	16.15	(54.80)	1.20	16.50

Less distributions from:
Net investment income	(.14)	(.49)	(.30)	(1.50)	(1.20)

Total distributions	(.14)	(.49)	(.30)	(1.50)	(1.20)

Net asset value, end of period	$73.23	$61.16	$45.50	$100.60	$100.90

Total Return[b]	19.97%	35.51%	(54.47%)	1.13%	19.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,644	$50,561	$35,087	$82,191	$134,477

Ratios to average net assets:
Net investment income	0.03%	0.19%	0.75%	1.12%	1.18%
Total expenses	1.55%	1.55%	1.52%	1.46%	1.48%

Portfolio turnover rate	58%	84%	182%	94%	211%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE S&P 500 STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500 Index (the “underlying index”).
Inception: June 9, 1997
For the one-year period ended December 31, 2010, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -16.96%, while the S&P 500 Index returned 15.06% over the same time period.
Consumer Discretionary (2.73%), Industrials (2.68%) and Energy (2.23%) provided the most performance to the index during the year. Utilities (0.24%), Health Care (0.33%) and Telecommunication Services (0.61%) provided the least performance to the index during the year.
Apple, Inc., General Electric Co. and Citigroup, Inc. were among the stocks which provided the most performance to the index during the year. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
December 31, 2000 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

	1 Year	5 Year	10 Year

INVERSE S&P 500 STRATEGY FUND	-16.96%	-4.82%	-2.92%
S&P 500 INDEX	15.06%	2.29%	1.41%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements and futures contracts.
18   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
INVERSE S&P 500 STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† — 44.5%
Federal Farm Credit Bank[1] 0.15% due 01/05/11	$2,000,000	$1,999,994
Fannie Mae[2] 0.09% due 01/05/11	2,000,000	1,999,980
Farmer Mac[1] 0.16% due 01/12/11	2,000,000	1,999,974
Federal Home Loan Bank[1] 0.17% due 01/10/11	2,000,000	1,999,915

Total Federal Agency Discount Notes (Cost $7,999,763)		7,999,863

WORLD BANK DISCOUNT NOTE†† — 11.1%
World Bank 0.20% due 01/05/11	2,000,000	1,999,994

Total World Bank Discount Note (Cost $1,999,956)		1,999,994

REPURCHASE AGREEMENTS††,3 — 39.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[4]	3,465,073	3,465,073
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,231,225	1,231,225
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,178,458	1,178,458
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,178,458	1,178,458

Total Repurchase Agreements (Cost $7,053,214)		7,053,214

Total Investments — 94.8% (Cost $17,052,933)		$17,053,071

Cash & Other Assets, Less Liabilities — 5.2%		932,460

Total Net Assets — 100.0%		$17,985,531

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT†
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,129,275)	18	$(1,320)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley Capital Services, Inc. January 2011 S&P 500 Index Swap, Terminating 01/26/11[5] (Notional Value $1,298,829)	1,033	$(364)
Goldman Sachs International January 2011 S&P 500 Index Swap, Terminating 01/27/11[5] (Notional Value $1,471,963)	1,170	(402)
Credit Suisse Capital, LLC January 2011 S&P 500 Index Swap, Terminating 01/28/11[5] (Notional Value $14,089,737)	11,203	(4,698)

(Total Notional Value $16,860,529)		$(5,464)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[3]	Repurchase Agreements — See Note 6.

[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 19

INVERSE S&P 500 STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$9,999,857
Repurchase agreements, at value	7,053,214

Total investments	17,053,071
Segregated cash with broker	244,347
Receivables:
Fund shares sold	765,272
Interest	21

Total assets	18,062,711

Liabilities:
Unrealized depreciation on swap agreements	5,464
Payable for:
Swap settlement	1,704
Variation margin	225
Fund shares redeemed	271
Management fees	16,499
Custodian fees	605
Transfer agent/maintenance fees	4,583
Investor service fees	4,583
Portfolio accounting fees	1,833
Other	41,413

Total liabilities	77,180

Net assets	$17,985,531

Net assets consist of:
Paid in capital	$52,234,922
Accumulated net investment loss	—
Accumulated net realized loss on investments	(34,242,745)
Net unrealized depreciation on investments	(6,646)

Net assets	$17,985,531
Capital shares outstanding	511,525
Net asset value per share	$35.16

Investments, at cost	$9,999,719
Repurchase agreements, at cost	7,053,214

Total cost	$17,052,933
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$56,466

Total investment income	56,466

Expenses:
Management fees	347,532
Transfer agent and administrative fees	96,537
Investor service fees	96,537
Portfolio accounting fees	38,614
Trustees’ fees*	4,205
Miscellaneous	73,242

Total expenses	656,667

Net investment loss	(600,201)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Equity index swaps	(11,166,945)
Futures contracts	(2,996,271)

Net realized loss	(14,163,216)

Net change in unrealized appreciation (depreciation) on:
Investments	138
Equity index swaps	298,834
Futures contracts	33,367
Net change in unrealized appreciation (depreciation)	332,339

Net realized and unrealized loss	(13,830,877)

Net decrease in net assets resulting from operations	$(14,431,078)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE S&P 500 STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(600,201)	$(632,570)
Net realized loss on investments	(14,163,216)	(13,191,598)
Net change in unrealized appreciation (depreciation) on investments	332,339	323,930

Net decrease in net assets resulting from operations	(14,431,078)	(14,148,098)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	398,947,468	547,161,771
Cost of shares redeemed	(389,495,091)	(533,926,936)

Net increase from capital share transactions	9,452,377	13,234,835

Net decrease in net assets	(4,978,701)	(913,263)
Net assets:
Beginning of year	22,964,232	23,877,495

End of year	$17,985,531	$22,964,232

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	9,547,734	10,008,325
Shares redeemed	(9,578,574)	(9,874,534)

Net increase (decrease) in shares	(30,840)	133,791

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 21

INVERSE S&P 500 STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007[d]	2006[d]

Per Share Data
Net asset value, beginning of period	$42.34	$58.44	$42.21	$43.90	$51.50

Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.84)	(.07)	1.35	1.70
Net gain (loss) on investments (realized and unrealized)	(6.55)	(15.26)	16.17	(1.00)	(5.60)

Total from investment operations	(7.18)	(16.10)	16.10	.35	(3.90)

Less distributions from:
Net investment income	—	—	(.36)	(2.04)	(3.70)

Total distributions	—	—	(.36)	(2.04)	(3.70)

Other capital items	—	—	.49 [c]	—	—

Net asset value, end of period	$35.16	$42.34	$58.44	$42.21	$43.90

Total Return[b]	(16.96%)	(27.55%)	39.25%[c]	0.83%	(7.50%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,986	$22,964	$23,877	$21,581	$19,025

Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.57%)	(0.14%)	3.04%	3.29%
Total expenses	1.70%	1.72%	1.67%	1.63%	1.63%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Excluding the Capital Contribution, the Fund’s total return would have been 38.09%.

[d]	Per share amounts for the period December 31, 2005 — April 22, 2007 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007.

22 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
NASDAQ-100® FUND
OBJECTIVE: Seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).
Inception: May 7, 1997
For the one-year period ended December 31, 2010, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund returned 18.48%, while the NASDAQ-100 Index returned 20.15% over the same time period.
Information Technology (12.67%) and Consumer Discretionary (4.08%) contributed most to the performance of the index during the year, while Materials (0.12%), Consumer Staples (0.20%) and Telecommunication Services (0.58%) were among the sectors which contributed the least to performance of the index.
Apple, Inc., Baidu, Inc. and Oracle Corp. were among the stocks which provided the most performance to the index, while Microsoft Corp., Cisco Systems, Inc. and Research in Motion Ltd. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
December 31, 2000 — December 31, 2010

*     Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

	1 Year	5 Year	10 Year

NASDAQ-100® FUND	18.48%	5.45%	-1.84%
NASDAQ-100 INDEX	20.15%	6.80%	-0.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	13.1%
QUALCOMM, Inc.	3.1%
Google, Inc. — Class A	2.8%
Microsoft Corp.	2.6%
Oracle Corp.	2.1%
Amazon.com, Inc.	1.7%
Intel Corp.	1.3%
Cisco Systems, Inc.	1.3%
Teva Pharmaceutical Industries Ltd. ADR	1.2%
Starbucks Corp.	1.0%

Top Ten Total	30.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |    23

SCHEDULE OF INVESTMENTS	December 31, 2010
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† — 65.1%

INFORMATION TECHNOLOGY — 41.7%
Apple, Inc.*	22,410	$7,228,570
QUALCOMM, Inc.	34,170	1,691,073
Google, Inc. — Class A*	2,650	1,574,021
Microsoft Corp.	51,570	1,439,834
Oracle Corp.	36,710	1,149,023
Intel Corp.	34,210	719,436
Cisco Systems, Inc.*	34,680	701,576
Research In Motion Ltd.*	9,160	532,471
eBay, Inc.*	17,030	473,945
Baidu, Inc. ADR*	4,800	463,344
Cognizant Technology Solutions Corp. — Class A*	5,180	379,642
NetApp, Inc.*	6,540	359,438
Intuit, Inc.*	6,910	340,663
Broadcom Corp. — Class A	7,293	317,610
Automatic Data Processing, Inc.	6,100	282,308
Altera Corp.	7,701	274,002
Adobe Systems, Inc.*	8,730	268,709
Citrix Systems, Inc.*	3,910	267,483
Symantec Corp.*	14,220	238,043
Activision Blizzard, Inc.	18,860	234,618
CA, Inc.	8,610	210,428
SanDisk Corp.*	4,170	207,916
Marvell Technology Group Ltd.*	10,870	201,639
Fiserv, Inc.*	3,260	190,906
Paychex, Inc.	6,010	185,769
Linear Technology Corp.	5,280	182,635
Yahoo!, Inc.*	10,980	182,597
F5 Networks, Inc.*	1,360	177,018
Xilinx, Inc.	6,020	174,460
BMC Software, Inc.*	3,620	170,647
Applied Materials, Inc.	12,100	170,005
Dell, Inc.*	12,530	169,781
Check Point Software Technologies Ltd.*	3,590	166,073
Autodesk, Inc.*	4,140	158,148
NVIDIA Corp.*	9,870	151,998
Akamai Technologies, Inc.*	3,190	150,090
Infosys Technologies Ltd. ADR	1,965	149,497
Micron Technology, Inc.*	17,860	143,237
KLA-Tencor Corp.	3,550	137,172
Seagate Technology plc*	8,260	124,148
Maxim Integrated Products, Inc.	5,100	120,462
Lam Research Corp.*	2,220	114,952
Flextronics International Ltd.*	14,560	114,296
Electronic Arts, Inc.*	5,860	95,987
Microchip Technology, Inc.	2,720	93,051
VeriSign, Inc.	2,840	92,783
FLIR Systems, Inc.*	2,910	86,573

Total Information Technology		23,058,077

CONSUMER DISCRETIONARY — 10.3%
Amazon.com, Inc.*	5,220	939,600
Starbucks Corp.	18,050	579,946
Comcast Corp. — Class A	25,380	557,599
DIRECTV — Class A*	10,630	424,456
News Corp. — Class A	25,010	364,146
Priceline.com, Inc.*	910	363,590
Bed Bath & Beyond, Inc.*	6,100	299,815
Wynn Resorts Ltd.	2,370	246,101
Staples, Inc.	8,510	193,773
Mattel, Inc.	7,190	182,842
Virgin Media, Inc.	5,780	157,447
NetFlix, Inc.*	870	152,859
Liberty Media Corp. — Interactive*	9,610	151,550
Sears Holdings Corp.*	2,020	148,975
O’Reilly Automotive, Inc.*	2,440	147,425
Ross Stores, Inc.	2,130	134,722
Dollar Tree, Inc.*	2,310	129,545
Expedia, Inc.	4,760	119,428
Ctrip.com International Ltd. ADR*	2,680	108,406
Apollo Group, Inc. — Class A*	2,620	103,464
Urban Outfitters, Inc.*	2,840	101,700
Garmin Ltd.	3,140	97,309

Total Consumer Discretionary		5,704,698

HEALTH CARE — 8.3%
Teva Pharmaceutical Industries Ltd. ADR	12,690	661,530
Gilead Sciences, Inc.*	14,000	507,360
Celgene Corp.*	8,165	482,878
Express Scripts, Inc. — Class A*	8,220	444,291
Amgen, Inc.*	7,710	423,279
Genzyme Corp.*	5,690	405,128
Biogen Idec, Inc.*	4,540	304,407
Life Technologies Corp.*	3,314	183,927
Intuitive Surgical, Inc.*	690	177,847
Mylan, Inc.*	7,740	163,546
Cerner Corp.*	1,450	137,373
Illumina, Inc.*	2,150	136,181
Vertex Pharmaceuticals, Inc.*	3,720	130,312
Warner Chilcott plc — Class A	4,410	99,490
Henry Schein, Inc.*	1,610	98,838
DENTSPLY International, Inc.	2,390	81,666
QIAGEN N.V.*	4,130	80,741
Cephalon, Inc.*	1,280	79,002

Total Health Care		4,597,796

INDUSTRIALS — 2.6%
PACCAR, Inc.	7,160	411,127
CH Robinson Worldwide, Inc.	2,870	230,145
Expeditors International of Washington, Inc.	3,650	199,290
First Solar, Inc.*	1,310	170,483

24 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
NASDAQ-100® FUND

	Shares	Value

Joy Global, Inc.	1,780	$154,415
Fastenal Co.	2,470	147,978
Stericycle, Inc.*	1,570	127,045

Total Industrials		1,440,483

TELECOMMUNICATION SERVICES — 1.2%
Vodafone Group plc — SP ADR	12,783	337,854
Millicom International Cellular S.A.	1,830	174,948
NII Holdings, Inc.*	2,880	128,621

Total Telecommunication Services		641,423

CONSUMER STAPLES - 0.8%
Costco Wholesale Corp.	3,990	288,118
Whole Foods Market, Inc.	3,180	160,876

Total Consumer Staples		448,994

MATERIALS — 0.2%
Sigma-Aldrich Corp.	2,040	135,782

Total Common Stocks (Cost $13,549,441)		36,027,253

	Face
	Amount
Repurchase agreements††,1 — 31.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[2]	$6,041,419	6,041,419
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	3,845,059	3,845,059
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	3,680,272	3,680,272
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	3,680,272	3,680,272

Total Repurchase Agreements (Cost $17,247,022)		17,247,022

Total Investments - 96.3% (Cost $30,796,463)		$53,274,275

Cash & Other Assets, Less Liabilities — 3.7%		2,021,120

Total Net Assets — 100.0%		$55,295,395

		Unrealized
	Contracts	Gain (loss)

FUTURES CONTRACTS PURCHASED†
March 2011 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $6,784,785)	153	$19,600

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International January 2011 NASDAQ-100 Index Swap, Terminating 01/27/11[3] (Notional Value $1,952,309)	880	$(10,649)
Morgan Stanley Capital Services, Inc. January 2011 NASDAQ-100 Index Swap, Terminating 01/26/11[3] (Notional Value $2,120,278)	956	(11,680)
Credit Suisse Capital, LLC January 2011 NASDAQ-100 Index Swap, Terminating 01/28/11[3] (Notional Value $8,484,774)	3,826	(45,842)

(Total Notional Value $12,557,361)		$(68,171)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 25

NASDAQ-100® FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$36,027,253
Repurchase agreements, at value	17,247,022

Total investments	53,274,275
Segregated cash with broker	439,982
Receivables:
Fund shares sold	1,808,436
Dividends	9,646
Interest	53

Total assets	55,532,392

Liabilities:
Unrealized depreciation on swap agreements	68,171
Payable for:
Swap settlement	16,119
Variation margin	6,490
Fund shares redeemed	30,113
Management fees	36,175
Custodian fees	1,591
Transfer agent/maintenance fees	12,059
Investor service fees	12,059
Portfolio accounting fees	4,823
Licensing fees	5,462
Other	43,935

Total liabilities	236,997

Net assets	$55,295,395

Net assets consist of:
Paid in capital	$55,268,134
Accumulated net investment loss	—
Accumulated net realized loss on investments	(22,401,980)
Net unrealized appreciation on investments	22,429,241

Net assets	$55,295,395
Capital shares outstanding	2,923,965
Net asset value per share	$18.91

Investments, at cost	$13,549,441
Repurchase agreements, at cost	17,247,022

Total cost	$30,796,463
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $2,104)	$342,373
Interest	15,197

Total investment income	357,570

Expenses:
Management fees	358,536
Transfer agent and administrative fees	119,512
Investor service fees	119,512
Portfolio accounting fees	47,804
Trustees’ fees*	5,782
Audit and outside service fees	42,840
Printing fees	38,765
Miscellaneous	29,713

Total expenses	762,464

Net investment loss	(404,894)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,808,128
Equity index swaps	1,328,154
Futures contracts	1,003,277

Net realized gain	11,139,559

Net change in unrealized appreciation
(depreciation) on:
Investments	(2,931,125)
Equity index swaps	(95,735)
Futures contracts	(19,833)

Net change in unrealized appreciation (depreciation)	(3,046,693)

Net realized and unrealized gain	8,092,866

Net increase in net assets resulting from operations	$7,687,972

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NASDAQ-100® FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(404,894)	$(458,798)
Net realized gain on investments	11,139,559	1,134,163
Net change in unrealized appreciation (depreciation) on investments	(3,046,693)	19,841,687

Net increase in net assets resulting from operations	7,687,972	20,517,052

Distribution to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	209,726,239	202,045,190
Cost of shares redeemed	(219,660,925)	(198,006,463)

Net increase (decrease) from capital share transactions	(9,934,686)	4,038,727

Net increase (decrease) in net assets	(2,246,714)	24,555,779
Net assets:
Beginning of year	57,542,109	32,986,330

End of year	$55,295,395	$57,542,109

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	12,635,076	15,689,619
Shares redeemed	(13,316,411)	(15,226,489)

Net increase (decrease) in shares	(681,335)	463,130

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 27

NASDAQ-100® FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$15.96	$10.50	$18.12	$15.39	$14.55

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.12)	(.09)	.03	(.07)
Net gain (loss) on investments (realized and unrealized)	3.09	5.58	(7.51)	2.71	.91

Total from investment operations	2.95	5.46	(7.60)	2.74	.84

Less distributions from:
Net investment income	—	—	(.02)	(.01)	—

Total distributions	—	—	(.02)	(.01)	—

Net asset value, end of period	$18.91	$15.96	$10.50	$18.12	$15.39

Total Return[b]	18.48%	52.00%	(41.91%)	17.82%	5.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,295	$57,542	$32,986	$82,492	$72,871

Ratios to average net assets:
Net investment loss	(0.85%)	(0.94%)	(0.62%)	0.18%	(0.50%)
Total expenses	1.59%	1.59%	1.55%	1.51%	1.49%

Portfolio turnover rate	49%	59%	107%	110%	152%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

28 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE NASDAQ-100® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”).
Inception: May 21, 2001
For the one-year period ended December 31, 2010, with the NASDAQ-100 Index up 20.15%, the Inverse NASDAQ-100® Fund returned -21.27% over the same time period. For the one-year period ended December 31, 2010, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.
Information Technology (12.67%) and Consumer Discretionary (4.08%) contributed most to the performance of the index during the year, while Materials (0.12%), Consumer Staples (0.20%) and Telecommunication Services (0.58%) were among the sectors which contributed the least to performance of the index.
Apple, Inc., Baidu, Inc. and Oracle Corp. were among the stocks which provided the most performance to the index, while Microsoft Corp., Cisco Systems, Inc. and Research in Motion Ltd. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 21, 2001 — December 31, 2010

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/21/01)

INVERSE NASDAQ-100® STRATEGY FUND	-21.27%	-9.39%	-6.22%
NASDAQ-100 INDEX	20.15%	6.80%	1.24%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements and futures contracts.
the RYDEX | SGI variable trust annual report   |   29

SCHEDULE OF INVESTMENTS	December 31, 2010
INVERSE NASDAQ-100® STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† — 13.1%
Federal Home Loan Bank[1] 0.02% due 01/10/11	$1,000,000	$999,995

Total Federal Agency Discount Notes (Cost $999,995)		999,995

REPURCHASE AGREEMENTS††,2 — 104.4%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	2,652,834	2,652,834
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,830,592	1,830,592
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,752,138	1,752,138
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,752,138	1,752,138

Total Repurchase Agreements (Cost $7,987,702)		7,987,702

Total Investments — 117.5% (Cost $8,987,697)		$8,987,697

Liabilities, Less Cash & Other Assets — (17.5)%		(1,340,489)

Total Net Assets — 100.0%		$7,647,208

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS SOLD SHORT†
March 2011 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $665,175)	15	$1,069

	UNITS

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley Capital Services, Inc. January 2011 NASDAQ-100 Index Swap, Terminating 01/26/11[4] (Notional Value $2,754,768)	1,242	$14,898
Goldman Sachs International January 2011 NASDAQ-100 Index Swap, Terminating 01/27/11[4] (Notional Value $2,668,262)	1,203	14,533
Credit Suisse Capital, LLC January 2011 NASDAQ-100 Index Swap, Terminating 01/28/11[4] (Notional Value $1,572,119)	709	6,637

(Total Notional Value $6,995,149)		$36,068

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 6.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

30 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$999,995
Repurchase agreements, at value	7,987,702

Total investments	8,987,697
Segregated cash with broker	499,653
Unrealized appreciation on swap agreements	36,068
Receivable for swap settlement	7,316
Receivables:
Variation margin	2,175
Interest	25

Total assets	9,532,934

Liabilities:
Payable for:
Fund shares redeemed	1,860,248
Management fees	6,402
Custodian fees	235
Transfer agent/maintenance fees	1,778
Investor service fees	1,778
Portfolio accounting fees	711
Licensing fees	1,037
Other	13,537

Total liabilities	1,885,726

Net assets	$7,647,208

Net assets consist of:
Paid in capital	$30,016,378
Accumulated net investment loss	—
Accumulated net realized loss on investments	(22,406,307)
Net unrealized appreciation on investments	37,137

Net assets	$7,647,208
Capital shares outstanding	647,557
Net asset value per share	$11.81

Investments, at cost	$999,995
Repurchase agreements, at cost	7,987,702

Total cost	$8,987,697
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$21,981

Total investment income	21,981

Expenses:
Management fees	132,852
Transfer agent and administrative fees	36,903
Investor service fees	36,903
Portfolio accounting fees	14,761
Trustees’ fees*	1,717
Miscellaneous	33,007

Total expenses	256,143

Net investment loss	(234,162)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Equity index swaps	(3,948,517)
Futures contracts	(186,496)

Net realized loss	(4,135,013)

Net change in unrealized appreciation
(depreciation) on:
Equity index swaps	510,271
Futures contracts	(2,463)

Net change in unrealized appreciation (depreciation)	507,808

Net realized and unrealized loss	(3,627,205)

Net decrease in net assets resulting from operations	$(3,861,367)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 31

INVERSE NASDAQ-100® STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2010

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(234,162)	$(258,433)
Net realized loss on investments	(4,135,013)	(9,235,533)
Net change in unrealized appreciation (depreciation) on investments	507,808	(546,880)

Net decrease in net assets resulting from operations	(3,861,367)	(10,040,846)

Distributions to shareholders from:
Net investment income	—	(16,229)

Total distributions to shareholders	—	(16,229)

Capital share transactions:
Proceeds from sale of shares	203,935,349	380,006,882
Distributions reinvested	—	16,229
Cost of shares redeemed	(206,735,433)	(367,784,743)

Net increase (decrease) from capital share transactions	(2,800,084)	12,238,368

Net increase (decrease) in net assets	(6,661,451)	2,181,293
Net assets:
Beginning of year	14,308,659	12,127,366

End of year	$7,647,208	$14,308,659

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	14,531,086	19,594,923
Shares issued from reinvestment of distributions	—	1,039
Shares redeemed	(14,837,287)	(19,126,235)

Net increase (decrease) in shares	(306,201)	469,727

32 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$15.00	$25.05	$16.99	$19.79	$21.51

Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.31)	.02	.64	.74
Net gain (loss) on investments (realized and unrealized)	(2.97)	(9.72)	8.13	(2.87)	(1.07)

Total from investment operations	(3.19)	(10.03)	8.15	(2.23)	(.33)

Less distributions from:
Net investment income	—	(.02)	(.09)	(.57)	(1.39)

Total distributions	—	(.02)	(.09)	(.57)	(1.39)

Net asset value, end of period	$11.81	$15.00	$25.05	$16.99	$19.79

Total Return[b]	(21.27%)	(40.05%)	47.96%	(11.28%)	(1.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,647	$14,309	$12,127	$13,640	$23,929

Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.61%)	0.08%	3.40%	3.35%
Total expenses	1.74%	1.75%	1.70%	1.68%	1.64%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P 500 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500 Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2010, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned 25.47%, while the S&P 500 Index returned 15.06% over the same time period.
Consumer Discretionary (2.73%), Industrials (2.68%) and Energy (2.23%) provided the most performance to the index during the year. Utilities (0.24%), Health Care (0.33%) and Telecommunication Services (0.61%) provided the least performance to the index during the year.
Apple, Inc., General Electric Co. and Citigroup, Inc. were among the stocks which provided the most performance to the index during the year. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(10/01/01)

S&P 500 2x STRATEGY FUND	25.47%	-6.05%	-1.32%
S&P 500 INDEX	15.06%	2.29%	4.09%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	1.2%
Apple, Inc.	1.0%
Microsoft Corp.	0.7%
General Electric Co.	0.6%
Chevron Corp.	0.6%
International Business Machines Corp.	0.6%
Procter & Gamble Co.	0.6%
AT&T, Inc.	0.6%
Johnson & Johnson	0.5%
JPMorgan Chase & Co.	0.5%

Top Ten Total	6.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
34     |     the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010

S&P 500 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 36.7%
INFORMATION TECHNOLOGY - 6.8%
Apple, Inc.*	624	$201,277
Microsoft Corp.	5,100	142,392
International Business Machines Corp.	837	122,838
Google, Inc. — Class A*	170	100,975
Oracle Corp.	2,620	82,006
Intel Corp.	3,780	79,493
Cisco Systems, Inc.*	3,750	75,863
Hewlett-Packard Co.	1,540	64,834
QUALCOMM, Inc.	1,100	54,439
EMC Corp.*	1,390	31,831
Texas Instruments, Inc.	790	25,675
Visa, Inc. — Class A	330	23,225
eBay, Inc.*	780	21,707
Corning, Inc.	1,060	20,479
Dell, Inc.*	1,140	15,447
Automatic Data Processing, Inc.	330	15,272
Mastercard, Inc. — Class A	68	15,240
Cognizant Technology Solutions Corp. — Class A*	207	15,171
Yahoo!, Inc.*	880	14,634
Motorola Solutions, Inc.*	1,585	14,376
Broadcom Corp. — Class A	310	13,501
NetApp, Inc.*	240	13,190
Juniper Networks, Inc.*	350	12,922
Applied Materials, Inc.	900	12,645
Xerox Corp.	940	10,829
Salesforce.com, Inc.*	80	10,560
Adobe Systems, Inc.*	340	10,465
Intuit, Inc.*	190	9,367
Citrix Systems, Inc.*	130	8,893
Symantec Corp.*	530	8,872
Western Union Co.	440	8,171
SanDisk Corp.*	160	7,978
Altera Corp.	214	7,614
Analog Devices, Inc.	200	7,534
Paychex, Inc.	220	6,800
F5 Networks, Inc.*	50	6,508
CA, Inc.	260	6,354
Amphenol Corp. — Class A	118	6,228
NVIDIA Corp.*	390	6,006
Red Hat, Inc.*	130	5,935
Fiserv, Inc.*	100	5,856
Autodesk, Inc.*	150	5,730
Akamai Technologies, Inc.*	120	5,646
BMC Software, Inc.*	117	5,515
Western Digital Corp.*	160	5,424
Xilinx, Inc.	180	5,216
Linear Technology Corp.	150	5,189
Computer Sciences Corp.	100	4,960
Fidelity National Information Services, Inc.	180	4,930
Micron Technology, Inc.*	580	4,652
McAfee, Inc.*	99	4,585
Teradata Corp.*	110	4,528
Microchip Technology, Inc.	130	4,447
KLA-Tencor Corp.	110	4,250
Harris Corp.	88	3,986
VeriSign, Inc.	117	3,822
Electronic Arts, Inc.*	217	3,555
FLIR Systems, Inc.*	110	3,273
Advanced Micro Devices, Inc.*	390	3,190
SAIC, Inc.*	197	3,124
Jabil Circuit, Inc.	129	2,592
LSI Corp.*	420	2,516
National Semiconductor Corp.	160	2,202
JDS Uniphase Corp.*	150	2,172
Monster Worldwide, Inc.*	90	2,127
Molex, Inc.	87	1,977
Novellus Systems, Inc.*	60	1,939
Compuware Corp.*	150	1,751
Tellabs, Inc.	250	1,695
Total System Services, Inc.	110	1,692
MEMC Electronic Materials, Inc.*	150	1,689
Teradyne, Inc.*	120	1,685
Lexmark International, Inc. — Class A*	47	1,637
Novell, Inc.*	240	1,421
QLogic Corp.*	70	1,191

Total Information Technology		1,437,710

FINANCIALS - 5.9%
JPMorgan Chase & Co.	2,650	112,413
Wells Fargo & Co.	3,550	110,015
Berkshire Hathaway, Inc. — Class B*	1,170	93,729
Citigroup, Inc.*	19,660	92,992
Bank of America Corp.	6,830	91,112
Goldman Sachs Group, Inc.	350	58,856
U.S. Bancorp	1,297	34,980
American Express Co.	710	30,473
Morgan Stanley	1,020	27,754
MetLife, Inc.	610	27,108
Bank of New York Mellon Corp.	840	25,368
PNC Financial Services Group, Inc.	360	21,859
Simon Property Group, Inc.	200	19,898
Prudential Financial, Inc.	330	19,374
Aflac, Inc.	320	18,058
Travelers Companies, Inc.	310	17,270

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 35

SCHEDULE OF INVESTMENTS (continued) S&P 500 2x STRATEGY FUND	December 31, 2010

	Shares	Value

State Street Corp.	340	$15,756
CME Group, Inc. — Class A	47	15,122
ACE Ltd.	230	14,317
Capital One Financial Corp.	310	13,194
Chubb Corp.	210	12,524
BB&T Corp.	470	12,356
Allstate Corp.	360	11,477
Charles Schwab Corp.	670	11,464
Franklin Resources, Inc.	99	11,010
T. Rowe Price Group, Inc.	170	10,972
AON Corp.	220	10,122
Marsh & McLennan Companies, Inc.	370	10,116
SunTrust Banks, Inc.	340	10,033
Equity Residential	190	9,870
Ameriprise Financial, Inc.	170	9,784
HCP, Inc.	250	9,198
Vornado Realty Trust	110	9,166
Progressive Corp.	450	8,942
Northern Trust Corp.	160	8,866
Public Storage	87	8,824
Loews Corp.	210	8,171
Host Hotels & Resorts, Inc.	450	8,041
Hartford Financial Services Group, Inc.	300	7,947
Fifth Third Bancorp	540	7,927
Boston Properties, Inc.	87	7,491
Invesco Ltd.	310	7,459
Principal Financial Group, Inc.	220	7,163
M&T Bank Corp.	80	6,964
Discover Financial Services	368	6,819
Weyerhaeuser Co.	360	6,815
AvalonBay Communities, Inc.	56	6,303
IntercontinentalExchange, Inc.*	50	5,958
Regions Financial Corp.	850	5,950
Lincoln National Corp.	210	5,840
ProLogis	390	5,632
Ventas, Inc.	107	5,615
NYSE Euronext	180	5,396
KeyCorp	600	5,310
Unum Group	210	5,086
Comerica, Inc.	120	5,069
American International Group, Inc.*	87	5,013
Kimco Realty Corp.	270	4,871
XL Group plc — Class A	220	4,800
Health Care REIT, Inc.	100	4,764
Hudson City Bancorp, Inc.	360	4,586
Genworth Financial, Inc. — Class A*	330	4,336
SLM Corp.*	330	4,155
Plum Creek Timber Company, Inc. (REIT)	110	4,120
CB Richard Ellis Group, Inc. — Class A*	200	4,096
Huntington Bancshares, Inc.	580	3,985
Leucadia National Corp.	130	3,793
Moody’s Corp.	139	3,689
Legg Mason, Inc.	100	3,627
People’s United Financial, Inc.	250	3,502
Cincinnati Financial Corp.	107	3,391
Torchmark Corp.	50	2,987
Zions Bancorp.	120	2,908
Assurant, Inc.	70	2,696
Marshall & Ilsley Corp.	357	2,470
NASDAQ OMX Group, Inc.*	100	2,371
E*Trade Financial Corp.*	130	2,080
Apartment Investment & Management Co. — Class A	78	2,016
First Horizon National Corp.*	161	1,896
Federated Investors, Inc. — Class B	60	1,570
Janus Capital Group, Inc.	120	1,556

Total Financials		1,240,606

ENERGY - 4.4%
Exxon Mobil Corp.	3,410	249,339
Chevron Corp.	1,357	123,826
Schlumberger Ltd.	920	76,820
ConocoPhillips	988	67,283
Occidental Petroleum Corp.	547	53,661
Apache Corp.	260	31,000
Anadarko Petroleum Corp.	340	25,894
Halliburton Co.	617	25,192
Devon Energy Corp.	290	22,768
National Oilwell Varco, Inc.	277	18,628
Marathon Oil Corp.	480	17,774
Baker Hughes, Inc.	290	16,579
EOG Resources, Inc.	170	15,540
Hess Corp.	200	15,308
Chesapeake Energy Corp.	440	11,400
Peabody Energy Corp.	177	11,324
Spectra Energy Corp.	437	10,921
Noble Energy, Inc.	116	9,985
Williams Companies, Inc.	400	9,888
Murphy Oil Corp.	130	9,691
Valero Energy Corp.	380	8,786
Southwestern Energy Co.*	230	8,609
Cameron International Corp.*	160	8,117
Consol Energy, Inc.	150	7,311
FMC Technologies, Inc.*	80	7,113
Pioneer Natural Resources Co.	80	6,946
El Paso Corp.	477	6,564
Newfield Exploration Co.*	90	6,490
Denbury Resources, Inc.*	270	5,154
Range Resources Corp.	109	4,903
Nabors Industries Ltd.*	186	4,364
QEP Resources, Inc.	120	4,357

36 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued) S&P 500 2x STRATEGY FUND	December 31, 2010

	Shares	Value

EQT Corp.	97	$4,349
Massey Energy Co.	67	3,595
Helmerich & Payne, Inc.	70	3,394
Sunoco, Inc.	80	3,225
Diamond Offshore Drilling, Inc.	48	3,210
Rowan Companies, Inc.*	88	3,072
Cabot Oil & Gas Corp.	70	2,649
Tesoro Corp.	97	1,798

Total Energy		926,827

INDUSTRIALS - 4.1%
General Electric Co.	7,210	131,871
United Technologies Corp.	630	49,594
United Parcel Service, Inc. — Class B	667	48,411
3M Co.	480	41,424
Caterpillar, Inc.	430	40,274
Boeing Co.	500	32,630
Union Pacific Corp.	330	30,578
Emerson Electric Co.	510	29,157
Honeywell International, Inc.	529	28,122
Deere & Co.	290	24,084
FedEx Corp.	210	19,532
General Dynamics Corp.	259	18,379
Illinois Tool Works, Inc.	336	17,942
Danaher Corp.	360	16,981
CSX Corp.	250	16,152
Norfolk Southern Corp.	247	15,516
Cummins, Inc.	130	14,301
PACCAR, Inc.	249	14,298
Lockheed Martin Corp.	200	13,982
Tyco International Ltd.	330	13,675
Precision Castparts Corp.	96	13,364
Northrop Grumman Corp.	200	12,956
Waste Management, Inc.	320	11,798
Raytheon Co.	250	11,585
Eaton Corp.	110	11,166
Ingersoll-Rand plc	220	10,360
Parker Hannifin Corp.	110	9,493
CH Robinson Worldwide, Inc.	107	8,580
Fluor Corp.	120	7,951
Expeditors International of Washington, Inc.	140	7,644
Dover Corp.	127	7,423
Rockwell Automation, Inc.	100	7,171
Goodrich Corp.	80	7,046
Southwest Airlines Co.	507	6,581
Rockwell Collins, Inc.	110	6,409
Republic Services, Inc. — Class A	210	6,271
ITT Corp.	120	6,253
Fastenal Co.	100	5,991
L-3 Communications Holdings, Inc.	80	5,639
WW Grainger, Inc.	38	5,248
First Solar, Inc.*	40	5,206
Stericycle, Inc.*	60	4,855
Flowserve Corp.	40	4,769
Roper Industries, Inc.	60	4,586
Textron, Inc.	190	4,492
Jacobs Engineering Group, Inc.*	90	4,126
Pall Corp.	80	3,966
Iron Mountain, Inc.	140	3,501
Pitney Bowes, Inc.	137	3,313
Robert Half International, Inc.	100	3,060
Masco Corp.	240	3,038
Quanta Services, Inc.*	150	2,988
Avery Dennison Corp.	70	2,964
Equifax, Inc.	80	2,848
Cintas Corp.	90	2,516
Dun & Bradstreet Corp.	30	2,463
RR Donnelley & Sons Co.	140	2,446
Snap-On, Inc.	38	2,150
Ryder System, Inc.	40	2,106

Total Industrials		851,225

HEALTH CARE - 4.0%
Johnson & Johnson	1,860	115,041
Pfizer, Inc.	5,420	94,904
Merck & Company, Inc.	2,090	75,324
Abbott Laboratories	1,047	50,162
Amgen, Inc.*	640	35,136
Bristol-Myers Squibb Co.	1,160	30,717
Medtronic, Inc.	730	27,076
UnitedHealth Group, Inc.	740	26,721
Eli Lilly & Co.	690	24,178
Gilead Sciences, Inc.*	548	19,860
Baxter International, Inc.	390	19,742
Express Scripts, Inc. — Class A*	358	19,350
Celgene Corp.*	320	18,925
Medco Health Solutions, Inc.*	290	17,768
WellPoint, Inc.*	270	15,352
Thermo Fisher Scientific, Inc.*	270	14,947
Allergan, Inc.	210	14,421
Becton Dickinson and Co.	160	13,523
Genzyme Corp.*	180	12,816
Stryker Corp.	230	12,351
McKesson Corp.	170	11,965
Biogen Idec, Inc.*	164	10,996
St. Jude Medical, Inc.*	227	9,704
Agilent Technologies, Inc.*	230	9,529
Cardinal Health, Inc.	240	9,194
Aetna, Inc.	270	8,238
Boston Scientific Corp.*	1,030	7,797
Intuitive Surgical, Inc.*	30	7,733
Life Technologies Corp.*	129	7,159
Zimmer Holdings, Inc.*	130	6,978
CIGNA Corp.	180	6,599

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 37

SCHEDULE OF INVESTMENTS (continued) S&P 500 2x STRATEGY FUND	December 31, 2010

	Shares	Value

AmerisourceBergen Corp. — Class A	187	$6,380
Laboratory Corporation of America Holdings*	70	6,154
Mylan, Inc.*	290	6,128
Forest Laboratories, Inc.*	190	6,076
Humana, Inc.*	110	6,021
Hospira, Inc.*	107	5,959
CR Bard, Inc.	60	5,506
Quest Diagnostics, Inc.	100	5,397
Varian Medical Systems, Inc.*	77	5,335
DaVita, Inc.*	70	4,864
Cerner Corp.*	50	4,737
Waters Corp.*	57	4,429
Watson Pharmaceuticals, Inc.*	77	3,977
CareFusion Corp.*	150	3,855
DENTSPLY International, Inc.	100	3,417
Cephalon, Inc.*	50	3,086
Coventry Health Care, Inc.*	100	2,640
Tenet Healthcare Corp.*	330	2,208
Patterson Companies, Inc.	70	2,144
PerkinElmer, Inc.	80	2,066

Total Health Care		844,585

CONSUMER STAPLES - 3.9%
Procter & Gamble Co.	1,890	121,584
Coca-Cola Co.	1,574	103,522
Philip Morris International, Inc.	1,230	71,992
Wal-Mart Stores, Inc.	1,330	71,727
PepsiCo, Inc.	1,070	69,903
Kraft Foods, Inc. — Class A	1,177	37,087
Altria Group, Inc.	1,407	34,640
CVS Caremark Corp.	920	31,988
Colgate-Palmolive Co.	330	26,522
Walgreen Co.	630	24,545
Costco Wholesale Corp.	289	20,869
Kimberly-Clark Corp.	280	17,651
General Mills, Inc.	430	15,304
Archer-Daniels-Midland Co.	430	12,934
Sysco Corp.	400	11,760
HJ Heinz Co.	220	10,881
Kroger Co.	430	9,615
Mead Johnson Nutrition Co. — Class A	140	8,715
Kellogg Co.	170	8,684
Avon Products, Inc.	290	8,427
Lorillard, Inc.	97	7,960
Sara Lee Corp.	430	7,529
Reynolds American, Inc.	230	7,503
ConAgra Foods, Inc.	300	6,774
Estee Lauder Companies, Inc. — Class A	80	6,456
Coca-Cola Enterprises, Inc.	230	5,757
Clorox Co.	90	5,695
Safeway, Inc.	250	5,622
Molson Coors Brewing Co. — Class B	110	5,521
Dr Pepper Snapple Group, Inc.	150	5,274
Whole Foods Market, Inc.	100	5,059
JM Smucker Co.	77	5,055
Hershey Co.	100	4,715
Brown-Forman Corp. — Class B	67	4,665
Campbell Soup Co.	130	4,518
McCormick & Company, Inc.	90	4,188
Tyson Foods, Inc. — Class A	200	3,444
Constellation Brands, Inc. — Class A*	120	2,658
Hormel Foods Corp.	50	2,563
SUPERVALU, Inc.	140	1,348
Dean Foods Co.*	117	1,034

Total Consumer Staples		821,688

CONSUMER DISCRETIONARY - 3.9%
McDonald’s Corp.	720	55,267
Walt Disney Co.	1,280	48,013
Amazon.com, Inc.*	240	43,200
Ford Motor Co.*	2,540	42,647
Comcast Corp. — Class A	1,890	41,523
Home Depot, Inc.	1,110	38,917
Target Corp.	480	28,862
Time Warner, Inc.	750	24,128
Lowe’s Companies, Inc.	930	23,324
News Corp. — Class A	1,550	22,568
DIRECTV — Class A*	560	22,361
NIKE, Inc. — Class B	260	22,209
Johnson Controls, Inc.	458	17,496
Viacom, Inc. — Class B	410	16,240
Starbucks Corp.	500	16,065
Yum! Brands, Inc.	320	15,696
Time Warner Cable, Inc. — Class A	237	15,649
Carnival Corp.	290	13,372
TJX Companies, Inc.	270	11,985
Staples, Inc.	490	11,157
Coach, Inc.	200	11,062
Kohl’s Corp.*	200	10,868
Priceline.com, Inc.*	27	10,788
Omnicom Group, Inc.	200	9,160
CBS Corp. — Class B	460	8,763
Bed Bath & Beyond, Inc.*	176	8,650
Discovery Communications, Inc. — Class A*	190	7,923
Starwood Hotels & Resorts Worldwide, Inc.	130	7,901
Marriott International, Inc. — Class A	190	7,893
McGraw-Hill Companies, Inc.	210	7,646
Best Buy Company, Inc.	220	7,544
Stanley Black & Decker, Inc.	110	7,356
Macy’s, Inc.	287	7,261

38 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued) S&P 500 2x STRATEGY FUND	December 31, 2010

	Shares	Value

The Gap, Inc.	300	$6,642
Mattel, Inc.	240	6,103
Fortune Brands, Inc.	100	6,025
Genuine Parts Co.	110	5,647
Tiffany & Co.	90	5,604
Harley-Davidson, Inc.	160	5,547
Limited Brands, Inc.	180	5,531
O’Reilly Automotive, Inc.*	90	5,438
Cablevision Systems Corp. — Class A	160	5,415
NetFlix, Inc.*	30	5,271
Wynn Resorts Ltd.	50	5,192
JC Penney Company, Inc.	157	5,073
Ross Stores, Inc.	80	5,060
VF Corp.	57	4,912
CarMax, Inc.*	150	4,782
Nordstrom, Inc.	110	4,662
AutoZone, Inc.*	17	4,634
Family Dollar Stores, Inc.	90	4,474
Polo Ralph Lauren Corp. — Class A	40	4,437
Whirlpool Corp.	49	4,353
Hasbro, Inc.	90	4,246
Darden Restaurants, Inc.	88	4,087
Newell Rubbermaid, Inc.	200	3,636
Wyndham Worldwide Corp.	120	3,595
Apollo Group, Inc. — Class A*	90	3,554
International Game Technology	200	3,538
Expedia, Inc.	140	3,513
Interpublic Group of Companies, Inc.*	330	3,505
Abercrombie & Fitch Co. — Class A	59	3,400
Urban Outfitters, Inc.*	90	3,223
Scripps Networks Interactive, Inc. — Class A	57	2,950
H&R Block, Inc.	210	2,501
Gannett Company, Inc.	160	2,414
Leggett & Platt, Inc.	100	2,276
Harman International Industries, Inc.*	48	2,222
GameStop Corp. — Class A*	97	2,219
DR Horton, Inc.	186	2,219
Sears Holdings Corp.*	30	2,213
Lennar Corp. — Class A	107	2,006
Goodyear Tire & Rubber Co.*	160	1,896
DeVry, Inc.	38	1,823
Pulte Group, Inc.*	230	1,730
Big Lots, Inc.*	50	1,523
RadioShack Corp.	80	1,479
AutoNation, Inc.*	40	1,128
Meredith Corp.	20	693

Total Consumer Discretionary		815,885

MATERIALS - 1.4%
Freeport-McMoRan Copper & Gold, Inc. — Class B	320	38,429
E. I. du Pont de Nemours & Co.	618	30,826
Dow Chemical Co.	790	26,971
Monsanto Co.	360	25,070
Newmont Mining Co.	330	20,272
Praxair, Inc.	210	20,049
Air Products & Chemicals, Inc.	150	13,642
Alcoa, Inc.	690	10,619
PPG Industries, Inc.	110	9,248
Nucor Corp.	210	9,202
International Paper Co.	300	8,172
Ecolab, Inc.	160	8,067
Cliffs Natural Resources, Inc.	87	6,787
CF Industries Holdings, Inc.	50	6,757
United States Steel Co.	100	5,842
Sigma-Aldrich Corp.	80	5,325
Sherwin-Williams Co.	60	5,025
Eastman Chemical Co.	50	4,204
Vulcan Materials Co.	90	3,992
Ball Corp.	58	3,947
FMC Corp.	49	3,915
Allegheny Technologies, Inc.	67	3,697
Owens-Illinois, Inc.*	110	3,377
Airgas, Inc.	50	3,123
MeadWestvaco Corp.	110	2,878
Sealed Air Corp.	110	2,800
International Flavors & Fragrances, Inc.	50	2,779
Bemis Company, Inc.	70	2,286
AK Steel Holding Corp.	70	1,146
Titanium Metals Corp.*	60	1,031

Total Materials		289,478

UTILITIES - 1.2%
Southern Co.	565	21,600
Exelon Corp.	450	18,738
Dominion Resources, Inc.	390	16,661
Duke Energy Corp.	900	16,029
NextEra Energy, Inc.	280	14,557
PG&E Corp.	273	13,060
American Electric Power Company, Inc.	330	11,873
Public Service Enterprise Group, Inc.	340	10,815
Consolidated Edison, Inc.	200	9,914
Progress Energy, Inc.	200	8,696
PPL Corp.	330	8,686
Entergy Corp.	120	8,500
Edison International	220	8,492
Sempra Energy	160	8,397
FirstEnergy Corp.	210	7,774

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 39

SCHEDULE OF INVESTMENTS (concluded) S&P 500 2x STRATEGY FUND	December 31, 2010

	Shares	Value

Xcel Energy, Inc.	310	$7,301
AES Corp.*	450	5,481
DTE Energy Co.	110	4,985
Wisconsin Energy Corp.	78	4,591
CenterPoint Energy, Inc.	287	4,512
Ameren Corp.	156	4,398
Constellation Energy Group, Inc.	140	4,288
Northeast Utilities	119	3,794
Oneok, Inc.	67	3,716
NRG Energy, Inc.*	170	3,322
NiSource, Inc.	187	3,295
SCANA Corp.	80	3,248
CMS Energy Corp.	167	3,106
Allegheny Energy, Inc.	120	2,909
Pinnacle West Capital Corp.	70	2,901
Pepco Holdings, Inc.	147	2,683
TECO Energy, Inc.	148	2,634
Integrys Energy Group, Inc.	50	2,425
Nicor, Inc.	27	1,348

Total Utilities		254,729

TELECOMMUNICATION SERVICES - 1.1%
AT&T, Inc.	4,000	117,520
Verizon Communications, Inc.	1,910	68,340
American Tower Corp. — Class A*	270	13,943
CenturyLink, Inc.	209	9,650
Qwest Communications International, Inc.	1,177	8,957
Sprint Nextel Corp.*	2,023	8,557
Frontier Communications Corp.	670	6,519
Windstream Corp.	330	4,600
MetroPCS Communications, Inc.*	180	2,273

Total Telecommunication Services		240,359

Total Common Stocks (Cost $4,018,196)		7,723,092

WARRANT†† - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	4	1

Total Consumer Discretionary		1

Total Warrant (Cost $—)		1

	Face
	Amount	Value
REPURCHASE AGREEMENTS††,1 - 61.9%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[2]	$6,570,208	6,570,208
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,210,784	2,210,784
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,116,037	2,116,037
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,116,037	2,116,037

Total Repurchase Agreements (Cost $13,013,066)		13,013,066

Total Investments - 98.6% (Cost $17,031,262)		$20,736,159

Cash & Other Assets, Less Liabilities - 1.4%		287,655

Total Net Assets - 100.0%		$21,023,814

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $3,199,613)	51	$68,400

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2011 S&P 500 Index Swap, Terminating 01/28/11[3] (Notional Value $16,471,086)	13,097	$5,281
Morgan Stanley Capital Services, Inc. January 2011 S&P 500 Index Swap, Terminating 01/26/11[3] (Notional Value $3,320,196)	2,640	792
Goldman Sachs International January 2011 S&P 500 Index Swap, Terminating 01/27/11[3] (Notional Value $11,039,301)	8,778	(1,344)

(Total Notional Value $30,830,583)		$4,729

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

40 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P 500 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$7,723,093
Repurchase agreements, at value	13,013,066

Total investments	20,736,159
Segregated cash with broker	610,020
Unrealized appreciation on swap agreements	6,073
Receivables:
Swap settlement	1,184
Variation margin	638
Fund shares sold	2,622,648
Dividends	9,079
Interest	40

Total assets	23,985,841

Liabilities:
Unrealized depreciation on swap agreements	1,344
Payable for:
Fund shares redeemed	2,922,033
Management fees	12,783
Custodian fees	469
Transfer agent/maintenance fees	3,551
Investor service fees	3,551
Portfolio accounting fees	1,420
Other	16,876

Total liabilities	2,962,027

Net assets	$21,023,814

Net assets consist of:
Paid in capital	$41,509,833
Accumulated net investment loss	—
Accumulated net realized loss on investments	(24,264,045)
Net unrealized appreciation on investments	3,778,026

Net assets	$21,023,814
Capital shares outstanding	186,888
Net asset value per share	$112.49

Investments, at cost	$4,018,196
Repurchase agreements, at cost	13,013,066

Total cost	$17,031,262

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends	$190,020
Interest	11,978

Total investment income	201,998

Expenses:
Management fees	162,720
Transfer agent and administrative fees	45,200
Investor service fees	45,200
Portfolio accounting fees	18,080
Trustees’ fees*	2,304
Miscellaneous	35,026

Total expenses	308,530

Net investment loss	(106,532)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	886,029
Equity index swaps	2,795,470
Futures contracts	440,521

Net realized gain	4,122,020

Net change in unrealized appreciation (depreciation) on:
Investments	(101,714)
Equity index swaps	(243,153)
Futures contracts	104,574

Net change in unrealized appreciation (depreciation)	(240,293)

Net realized and unrealized gain	3,881,727

Net increase in net assets resulting from operations	$3,775,195

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 41

S&P 500 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(106,532)	$(62,724)
Net realized gain on investments	4,122,020	2,919,243
Net change in unrealized appreciation (depreciation) on investments	(240,293)	2,173,257

Net increase in net assets resulting from operations	3,775,195	5,029,776

Distributions to shareholders from:
Net investment income	—	(155,985)

Total distributions to shareholders	—	(155,985)

Capital share transactions:
Proceeds from sale of shares	363,397,174	637,340,527
Distributions reinvested	—	155,985
Cost of shares redeemed	(375,020,497)	(640,011,548)

Net decrease from capital share transactions	(11,623,323)	(2,515,036)

Net increase (decrease) in net assets	(7,848,128)	2,358,755
Net assets:
Beginning of year	28,871,942	26,513,187

End of year	$21,023,814	$28,871,942

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	3,884,836	9,648,262 †
Shares issued from reinvestment of distributions	—	1,768 †
Shares redeemed	(4,020,003)	(9,758,459)†

Net decrease in shares	(135,167)	(108,429)†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

42 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P 500 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$89.65	$61.59	$192.40	$217.10	$183.70

Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.19)	.70	2.60	2.30
Net gain (loss) on investments (realized and unrealized)	23.39	28.76	(131.50)	(.80)	41.20

Total from investment operations	22.84	28.57	(130.80)	1.80	43.50

Less distributions from:
Net investment income	—	(.51)	—	(2.30)	(2.00)
Net realized gains	—	—	—	(24.20)	(8.10)

Total distributions	—	(.51)	—	(26.50)	(10.10)

Net asset value, end of period	$112.49	$89.65	$61.59	$192.40	$217.10

Total Return[b]	25.47%	46.40%	(67.98%)	0.61%	23.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,024	$28,872	$26,513	$36,429	$37,663

Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.30%)	0.56%	1.12%	1.13%
Total expenses	1.71%	1.71%	1.67%	1.62%	1.64%

Portfolio turnover rate	68%	204%	305%	104%	168%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
NASDAQ-100® 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2010, with the NASDAQ-100 Index up 20.15%, the NASDAQ-100® 2x Strategy Fund returned 36.90% over the same time period. For the one year period ending December 31, 2010, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.
Information Technology (12.67%) and Consumer Discretionary (4.08%) contributed most to the performance of the index during the year, while Materials (0.12%), Consumer Staples (0.20%) and Telecommunication Services (0.58%) were among the sectors which contributed the least to performance of the index.
Apple, Inc., Baidu, Inc. and Oracle Corp. were among the stocks which provided the most performance to the index, while Microsoft Corp., Cisco Systems, Inc. and Research in Motion Ltd. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(10/01/01)

NASDAQ-100® 2x STRATEGY FUND	36.90%	1.90%	1.52%
NASDAQ-100 INDEX	20.15%	6.80%	7.82%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.5%
QUALCOMM, Inc.	1.5%
Google, Inc. — Class A	1.4%
Microsoft Corp.	1.3%
Oracle Corp.	1.0%
Amazon.com, Inc.	0.8%
Intel Corp.	0.7%
Cisco Systems, Inc.	0.6%
Teva Pharmaceutical Industries Ltd. ADR	0.6%
Starbucks Corp.	0.5%

Top Ten Total	14.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS NASDAQ-100® 2x STRATEGY FUND	December 31, 2010

	Shares	Value

COMMON STOCKS† - 32.6%

INFORMATION TECHNOLOGY - 20.9%
Apple, Inc.*	6,920	$2,232,115
QUALCOMM, Inc.	10,560	522,614
Google, Inc. — Class A*	820	487,055
Microsoft Corp.	15,930	444,766
Oracle Corp.	11,340	354,942
Intel Corp.	10,570	222,287
Cisco Systems, Inc.*	10,710	216,663
Research In Motion Ltd.*	2,830	164,508
eBay, Inc.*	5,260	146,386
Baidu, Inc. ADR*	1,480	142,864
Cognizant Technology Solutions Corp. — Class A*	1,600	117,264
NetApp, Inc.*	2,020	111,019
Intuit, Inc.*	2,130	105,009
Broadcom Corp. — Class A	2,246	97,813
Automatic Data Processing, Inc.	1,890	87,469
Altera Corp.	2,382	84,752
Adobe Systems, Inc.*	2,700	83,106
Citrix Systems, Inc.*	1,210	82,776
Symantec Corp.*	4,390	73,489
Activision Blizzard, Inc.	5,830	72,525
CA, Inc.	2,660	65,010
SanDisk Corp.*	1,290	64,319
Marvell Technology Group Ltd.*	3,360	62,328
Fiserv, Inc.*	1,010	59,146
Paychex, Inc.	1,860	57,493
Linear Technology Corp.	1,630	56,382
Yahoo!, Inc.*	3,390	56,376
F5 Networks, Inc.*	420	54,667
Xilinx, Inc.	1,860	53,903
BMC Software, Inc.*	1,120	52,797
Applied Materials, Inc.	3,740	52,547
Dell, Inc.*	3,870	52,438
Check Point Software Technologies Ltd.*	1,110	51,349
Autodesk, Inc.*	1,280	48,896
NVIDIA Corp.*	3,050	46,970
Akamai Technologies, Inc.*	990	46,579
Infosys Technologies Ltd. ADR	610	46,409
Micron Technology, Inc.*	5,510	44,190
KLA-Tencor Corp.	1,100	42,504
Seagate Technology plc*	2,550	38,327
Maxim Integrated Products, Inc.	1,580	37,320
Lam Research Corp.*	690	35,728
Flextronics International Ltd.*	4,500	35,325
Electronic Arts, Inc.*	1,810	29,648
VeriSign, Inc.	880	28,750
Microchip Technology, Inc.	840	28,736
FLIR Systems, Inc.*	900	26,775

Total Information Technology		7,124,334

CONSUMER DISCRETIONARY - 5.2%
Amazon.com, Inc.*	1,610	289,800
Starbucks Corp.	5,580	179,285
Comcast Corp. — Class A	7,840	172,245
DIRECTV — Class A*	3,280	130,970
News Corp. — Class A	7,730	112,549
Priceline.com, Inc.*	280	111,874
Bed Bath & Beyond, Inc.*	1,890	92,894
Wynn Resorts Ltd.	730	75,803
Staples, Inc.	2,630	59,885
Mattel, Inc.	2,220	56,455
Virgin Media, Inc.	1,790	48,760
NetFlix, Inc.*	270	47,439
Liberty Media Corp. - Interactive*	2,970	46,837
Sears Holdings Corp.*	620	45,725
O’Reilly Automotive, Inc.*	750	45,315
Ross Stores, Inc.	660	41,745
Dollar Tree, Inc.*	710	39,817
Expedia, Inc.	1,470	36,882
Ctrip.com International Ltd. ADR*	830	33,573
Apollo Group, Inc. — Class A*	810	31,987
Urban Outfitters, Inc.*	880	31,513
Garmin Ltd.	970	30,060

Total Consumer Discretionary		1,761,413

HEALTH CARE - 4.1%
Teva Pharmaceutical Industries Ltd. ADR	3,920	204,350
Gilead Sciences, Inc.*	4,330	156,919
Celgene Corp.*	2,515	148,737
Express Scripts, Inc. — Class A*	2,540	137,287
Amgen, Inc.*	2,380	130,662
Genzyme Corp.*	1,760	125,312
Biogen Idec, Inc.*	1,400	93,870
Life Technologies Corp.*	1,020	56,610
Intuitive Surgical, Inc.*	210	54,127
Mylan, Inc.*	2,390	50,501
Cerner Corp.*	448	42,444
Illumina, Inc.*	660	41,804
Vertex Pharmaceuticals, Inc.*	1,150	40,284
Warner Chilcott plc — Class A	1,360	30,682
Henry Schein, Inc.*	496	30,449
DENTSPLY International, Inc.	740	25,286
QIAGEN N.V.*	1,270	24,829
Cephalon, Inc.*	397	24,503

Total Health Care		1,418,656

INDUSTRIALS - 1.3%
PACCAR, Inc.	2,210	126,898
CH Robinson Worldwide, Inc.	890	71,369
Expeditors International of Washington, Inc.	1,130	61,698
First Solar, Inc.*	410	53,357
Joy Global, Inc.	550	47,713

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 45

SCHEDULE OF INVESTMENTS (concluded) NASDAQ-100® 2x STRATEGY FUND	December 31, 2010

	Shares	Value

Fastenal Co.	760	$45,532
Stericycle, Inc.*	490	39,651

Total Industrials		446,218

TELECOMMUNICATION SERVICES - 0.6%
Vodafone Group plc — SP ADR	3,946	104,293
Millicom International Cellular S.A.	560	53,536
NII Holdings, Inc.*	890	39,747

Total Telecommunication Services		197,576

CONSUMER STAPLES - 0.4%
Costco Wholesale Corp.	1,230	88,818
Whole Foods Market, Inc.	980	49,578

Total Consumer Staples		138,396

MATERIALS - 0.1%
Sigma-Aldrich Corp.	630	41,933

Total Common Stocks (Cost $4,489,208)		11,128,526

	FACE
	AMOUNT
REPURCHASE AGREEMENTS††,1 - 56.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/112	$9,324,466	9,324,466
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	3,426,917	3,426,917
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	3,280,050	3,280,050
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	3,280,050	3,280,050

Total Repurchase Agreements (Cost $19,311,483)		19,311,483

Total Investments - 89.2% (Cost $23,800,691)		$30,440,009

Cash & Other Assets, Less Liabilities - 10.8%		3,666,975

Total Net Assets - 100.0%		$34,106,984

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $12,904,395)	291	$67,345

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2011 NASDAQ-100 Index Swap, Terminating 01/26/11[3] (Notional Value $2,147,520)	968	$(11,831)
Credit Suisse Capital, LLC January 2011 NASDAQ-100 Index Swap, Terminating 01/28/11[3] (Notional Value $7,071,006)	3,188	(38,204)
Goldman Sachs International January 2011 NASDAQ-100 Index Swap, Terminating 01/27/11[3] (Notional Value $34,977,818)	15,771	(171,742)

(Total Notional Value $44,196,344)		$(221,777)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

ADR — American Depositary Receipt

plc — Public Limited Company

46 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$11,128,526
Repurchase agreements, at value	19,311,483

Total investments	30,440,009
Segregated cash with broker	1,057,629
Receivables:
Fund shares sold	3,535,405
Dividends	2,980
Interest	58

Total assets	35,036,081

Liabilities:
Unrealized depreciation on swap agreements	221,777
Payable for:
Swap settlement	2,511
Variation margin	34,348
Fund shares redeemed	604,356
Management fees	23,491
Custodian fees	861
Transfer agent/maintenance fees	6,525
Investor service fees	6,525
Portfolio accounting fees	2,610
Licensing fees	2,547
Other	23,546

Total liabilities	929,097

Net assets	$34,106,984

Net assets consist of:
Paid in capital	$30,299,504
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,677,406)
Net unrealized appreciation on investments	6,484,886

Net assets	$34,106,984
Capital shares outstanding	1,395,011
Net asset value per share	$24.45

Investments, at cost	$4,489,208
Repurchase agreements, at cost	19,311,483

Total cost	$23,800,691

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $905)	$139,442
Interest	13,449

Total investment income	152,891

Expenses:
Management fees	237,057
Transfer agent and administrative fees	65,849
Investor service fees	65,849
Portfolio accounting fees	26,339
Trustees’ fees*	3,253
Audit and outside service fees	23,858
Miscellaneous	36,784

Total expenses	458,989

Net investment loss	(306,098)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,339,128
Equity index swaps	7,828,661
Futures contracts	5,349

Net realized gain	12,173,138

Net change in unrealized appreciation (depreciation) on:
Investments	(3,520,617)
Equity index swaps	(1,278,258)
Futures contracts	(480,346)

Net change in unrealized appreciation (depreciation)	(5,279,221)

Net realized and unrealized gain	6,893,917

Net increase in net assets resulting from operations	$6,587,819

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 47

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(306,098)	$(326,556)
Net realized gain on investments	12,173,138	10,340,720
Net change in unrealized appreciation (depreciation) on investments	(5,279,221)	9,318,556

Net increase in net assets resulting from operations	6,587,819	19,332,720

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	235,719,363	321,577,003
Cost of shares redeemed	(244,312,378)	(328,145,035)

Net decrease from capital share transactions	(8,593,015)	(6,568,032)

Net increase (decrease) in net assets	(2,005,196)	12,764,688
Net assets:
Beginning of year	36,112,180	23,347,492

End of year	$34,106,984	$36,112,180

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	12,584,632	29,248,186
Shares redeemed	(13,211,686)	(30,071,865)

Net decrease in shares	(627,054)	(823,679)

48 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NASDAQ-100 ® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$17.86	$8.20	$29.98	$23.46	$22.39

Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.14)	(.10)	.13	.03
Net gain (loss) on investments (realized and unrealized)	6.81	9.80	(21.66)	6.49	1.06

Total from investment operations	6.59	9.66	(21.76)	6.62	1.09

Less distributions from:
Net investment income	—	—	(.02)	(.10)	(.02)

Total distributions	—	—	(.02)	(.10)	(.02)

Net asset value, end of period	$24.45	$17.86	$8.20	$29.98	$23.46

Total Return[b]	36.90%	117.80%	(72.60%)	28.20%	4.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,107	$36,112	$23,347	$65,069	$29,673

Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.19%)	(0.53%)	0.45%	0.14%
Total expenses	1.74%	1.75%	1.72%	1.66%	1.65%

Portfolio turnover rate	92%	80%	175%	203%	250%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
MID-CAP 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the S&P MidCap 400® Index (the “underlying index”).
Inception: October 1, 2001
For the year ended December 31, 2010, the Mid-Cap 1.5x Strategy Fund returned 37.55%. Over the year, its benchmark, the S&P MidCap 400 Index turned in a 26.64% return. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.
Information Technology (4.96%), Industrials (4.60%) and Consumer Discretionary (4.45%) provided the most performance to the index during the year. Telecommunication Services (0.11%) and Utilities (0.99%) were the smallest contributors to performance.
F5 Networks, Inc., Netflix, Inc. and BorgWarner, Inc. were among the stocks which provided the most performance to the index during the year. Vertex Pharmaceuticals, Inc., Equinix, Inc. and Lender Processing Services, Inc. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(10/01/01)

MID-CAP 1.5x STRATEGY FUND	37.55%	1.62%	8.91%
S&P MIDCAP 400 INDEX	26.64%	5.73%	9.99%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Edwards Lifesciences Corp.	0.4%
Joy Global, Inc.	0.4%
New York Community Bancorp, Inc.	0.4%
BorgWarner, Inc.	0.4%
Cimarex Energy Co.	0.3%
Bucyrus International, Inc. — Class A	0.3%
Vertex Pharmaceuticals, Inc.	0.3%
Cree, Inc.	0.3%
Lubrizol Corp.	0.3%
Dollar Tree, Inc.	0.3%

Top Ten Total	3.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
50   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 51.5%

FINANCIALS - 10.2%
New York Community Bancorp, Inc.	4,150	$78,227
Macerich Co.	1,240	58,739
AMB Property Corp.	1,610	51,053
SL Green Realty Corp.	750	50,632
Affiliated Managers Group, Inc.*	490	48,618
Federal Realty Investment Trust	589	45,901
Everest Re Group Ltd.	520	44,106
MSCI, Inc. — Class A*	1,130	44,025
Nationwide Health Properties, Inc.	1,200	43,656
UDR, Inc.	1,740	40,925
Rayonier, Inc.	770	40,440
Alexandria Real Estate Equities, Inc.	530	38,828
Realty Income Corp.	1,120	38,304
Reinsurance Group of America, Inc. — Class A	700	37,597
Cullen	580	35,450
Camden Property Trust	650	35,087
Liberty Property Trust	1,090	34,793
Jones Lang LaSalle, Inc.	410	34,407
Essex Property Trust, Inc.	300	34,266
Eaton Vance Corp.	1,130	34,160
Old Republic International Corp.	2,430	33,121
SEI Investments Co.	1,390	33,068
Regency Centers Corp.	780	32,947
HCC Insurance Holdings, Inc.	1,100	31,834
Jefferies Group, Inc.	1,180	31,423
Raymond James Financial, Inc.	950	31,065
Transatlantic Holdings, Inc.	600	30,972
W.R. Berkley Corp.	1,130	30,939
Duke Realty Corp.	2,400	29,904
Commerce Bancshares, Inc.	745	29,599
Fidelity National Financial, Inc. — Class A	2,160	29,549
Senior Housing Properties Trust	1,340	29,400
Arthur J Gallagher & Co.	1,009	29,342
Waddell & Reed Financial, Inc. — Class A	810	28,585
First Niagara Financial Group, Inc.	1,990	27,820
East West Bancorp, Inc.	1,410	27,565
Weingarten Realty Investors	1,150	27,324
Hospitality Properties Trust	1,180	27,187
City National Corp.	440	26,998
Brown & Brown, Inc.	1,120	26,813
BRE Properties, Inc.	610	26,535
Mack-Cali Realty Corp.	760	25,126
Associated Banc-Corp.	1,650	24,997
American Financial Group, Inc.	750	24,217
Corporate Office Properties Trust	640	22,368
Valley National Bancorp	1,540	22,022
Protective Life Corp.	820	21,845
Bank of Hawaii Corp.	460	21,717
Highwoods Properties, Inc.	680	21,658
SVB Financial Group*	400	21,220
Omega Healthcare Investors, Inc.	940	21,094
Apollo Investment Corp.	1,860	20,590
FirstMerit Corp.	1,040	20,582
Hanover Insurance Group, Inc.	430	20,090
StanCorp Financial Group, Inc.	440	19,862
Synovus Financial Corp.	7,490	19,774
Fulton Financial Corp.	1,900	19,646
Greenhill & Company, Inc.	240	19,603
Washington Federal, Inc.	1,070	18,104
TCF Financial Corp.	1,210	17,920
Prosperity Bancshares, Inc.	450	17,676
Westamerica Bancorporation	280	15,532
NewAlliance Bancshares, Inc.	1,000	14,980
First American Financial Corp.	990	14,791
Mercury General Corp.	340	14,623
Webster Financial Corp.	700	13,790
Trustmark Corp.	540	13,414
Cathay General Bancorp	750	12,525
Potlatch Corp.	380	12,369
Unitrin, Inc.	469	11,509
BancorpSouth, Inc.	699	11,149
Astoria Financial Corp.	780	10,850
International Bancshares Corp.	500	10,015
Cousins Properties, Inc.	998	8,323
Equity One, Inc.	440	7,999
PacWest Bancorp	300	6,414

Total Financials		2,089,598

INDUSTRIALS - 8.4%
Joy Global, Inc.	980	85,015
Bucyrus International, Inc. — Class A	770	68,838
AMETEK, Inc.	1,530	60,052
Manpower, Inc.	780	48,953
Kansas City Southern*	980	46,903
AGCO Corp.*	889	45,037
KBR, Inc.	1,440	43,877
Donaldson Company, Inc.	730	42,544
Timken Co.	770	36,752
BE Aerospace, Inc.*	980	36,289
J.B. Hunt Transport Services, Inc.	850	34,689
Gardner Denver, Inc.	500	34,410
Pentair, Inc.	940	34,319
SPX Corp.	480	34,315
Hubbell, Inc. — Class B	570	34,274
URS Corp.*	790	32,872
Terex Corp.*	1,040	32,282
Aecom Technology Corp.*	1,130	31,606

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Kennametal, Inc.	779	$30,739
Oshkosh Corp.*	870	30,659
IDEX Corp.	779	30,474
Waste Connections, Inc.	1,100	30,283
Nordson Corp.	320	29,402
Baldor Electric Co.	450	28,368
MSC Industrial Direct Co. — Class A	430	27,817
Shaw Group, Inc.*	810	27,726
Corrections Corporation of America*	1,050	26,313
Lincoln Electric Holdings, Inc.	400	26,108
Copart, Inc.*	670	25,024
Regal-Beloit Corp.	370	24,701
Wabtec Corp.	460	24,329
Alliant Techsystems, Inc.	320	23,818
Thomas & Betts Corp.*	490	23,667
Acuity Brands, Inc.	410	23,645
Carlisle Companies, Inc.	580	23,049
Graco, Inc.	570	22,486
Kirby Corp.*	509	22,421
Towers Watson & Co. — Class A	430	22,386
Harsco Corp.	770	21,806
Woodward Governor Co.	569	21,372
Lennox International, Inc.	430	20,335
Trinity Industries, Inc.	760	20,224
Alaska Air Group, Inc.*	350	19,841
Landstar System, Inc.	470	19,242
Con-way, Inc.	520	19,016
Clean Harbors, Inc.*	220	18,498
Crane Co.	440	18,071
Valmont Industries, Inc.	200	17,746
Watsco, Inc.	270	17,032
FTI Consulting, Inc.*	440	16,403
Alexander & Baldwin, Inc.	390	15,612
GATX Corp.	439	15,488
Herman Miller, Inc.	540	13,662
HNI Corp.	430	13,416
United Rentals, Inc.*	580	13,195
JetBlue Airways Corp.*	1,920	12,691
Corporate Executive Board Co.	330	12,392
Rollins, Inc.	600	11,850
Brink’s Co.	440	11,827
Deluxe Corp.	490	11,280
Korn*	439	10,145
AirTran Holdings, Inc.*	1,290	9,533
Werner Enterprises, Inc.	420	9,492
Granite Construction, Inc.	330	9,052
Mine Safety Appliances Co.	290	9,028
Navigant Consulting, Inc.*	480	4,416

Total Industrials		1,719,107

INFORMATION TECHNOLOGY - 8.0%
Cree, Inc.*	1,030	67,867
Rovi Corp.*	1,000	62,010
Lam Research Corp.*	1,170	60,583
Atmel Corp.*	4,370	53,838
Skyworks Solutions, Inc.*	1,750	50,103
Riverbed Technology, Inc.*	1,400	49,238
Avnet, Inc.*	1,450	47,893
Trimble Navigation Ltd.*	1,150	45,919
ANSYS, Inc.*	870	45,301
Factset Research Systems, Inc.	440	41,254
Informatica Corp.*	890	39,187
Synopsys, Inc.*	1,420	38,212
Arrow Electronics, Inc.*	1,100	37,675
Equinix, Inc.*	440	35,754
Alliance Data Systems Corp.*	500	35,515
Global Payments, Inc.	760	35,120
Solera Holdings, Inc.	670	34,384
MICROS Systems, Inc.*	770	33,772
Polycom, Inc.*	810	31,574
TIBCO Software, Inc.*	1,590	31,339
Rackspace Hosting, Inc.*	930	29,211
Ingram Micro, Inc. — Class A*	1,500	28,635
CommScope, Inc.*	910	28,410
Broadridge Financial Solutions, Inc.	1,190	26,097
Lender Processing Services, Inc.	870	25,682
Parametric Technology Corp.*	1,120	25,234
AOL, Inc.*	1,020	24,184
Jack Henry & Associates, Inc.	820	23,903
NCR Corp.*	1,519	23,347
Gartner, Inc.*	700	23,240
Vishay Intertechnology, Inc.*	1,570	23,048
Concur Technologies, Inc.*	434	22,538
ADTRAN, Inc.	600	21,726
Itron, Inc.*	390	21,625
National Instruments Corp.	560	21,078
Cadence Design Systems, Inc.*	2,550	21,063
Zebra Technologies Corp. — Class A*	540	20,515
Diebold, Inc.	630	20,192
International Rectifier Corp.*	660	19,595
Tech Data Corp.*	440	19,369
Silicon Laboratories, Inc.*	420	19,328
RF Micro Devices, Inc.*	2,620	19,257
Ciena Corp.*	890	18,735
Fairchild Semiconductor International, Inc. — Class A*	1,180	18,420
CoreLogic, Inc.	990	18,335
NeuStar, Inc. — Class A*	700	18,235
Intersil Corp. — Class A	1,190	18,171
Plantronics, Inc.	450	16,749
Quest Software, Inc.*	570	15,812
Convergys Corp.*	1,160	15,277
DST Systems, Inc.	340	15,079
Semtech Corp.*	590	13,358
Acxiom Corp.*	770	13,206
Digital River, Inc.*	380	13,080
Mentor Graphics Corp.*	1,050	12,600

52 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

ValueClick, Inc.*	770	$12,343
Integrated Device Technology, Inc.*	1,460	9,724
Mantech International Corp. — Class A*	219	9,051
Fair Isaac Corp.	380	8,881
Advent Software, Inc.*	150	8,688
ACI Worldwide, Inc.*	320	8,598
SRA International, Inc. — Class A*	410	8,384

Total Information Technology		1,656,541

CONSUMER DISCRETIONARY - 7.3%
BorgWarner, Inc.*	1,080	78,149
Dollar Tree, Inc.*	1,190	66,735
Chipotle Mexican Grill, Inc.*	300	63,798
Advance Auto Parts, Inc.	800	52,920
PetSmart, Inc.	1,120	44,598
Phillips-Van Heusen Corp.	630	39,696
Gentex Corp.	1,340	39,610
Williams-Sonoma, Inc.	1,010	36,047
Fossil, Inc.*	490	34,535
Tractor Supply Co.	700	33,943
NVR, Inc.*	49	33,860
Dick’s Sporting Goods, Inc.*	850	31,875
LKQ Corp.*	1,380	31,354
Mohawk Industries, Inc.*	540	30,650
Deckers Outdoor Corp.*	370	29,504
Panera Bread Co. — Class A*	290	29,351
Foot Locker, Inc.	1,480	29,038
Guess?, Inc.	609	28,818
Sotheby’s	640	28,800
Tupperware Brands Corp.	600	28,602
American Eagle Outfitters, Inc.	1,870	27,358
J Crew Group, Inc.*	610	26,315
Toll Brothers, Inc.*	1,380	26,220
Polaris Industries, Inc.	320	24,966
WMS Industries, Inc.*	550	24,882
Warnaco Group, Inc.*	420	23,129
Hanesbrands, Inc.*	910	23,114
Lamar Advertising Co. — Class A*	550	21,912
Aeropostale, Inc.*	880	21,683
Bally Technologies, Inc.*	510	21,517
Chico’s FAS, Inc.	1,690	20,331
DreamWorks Animation SKG, Inc. — Class A*	680	20,040
John Wiley & Sons, Inc. — Class A	440	19,906
Strayer Education, Inc.	130	19,789
Rent-A-Center, Inc. — Class A	610	19,691
Service Corporation International	2,330	19,223
Under Armour, Inc. — Class A*	340	18,646
Brinker International, Inc.	880	18,374
Cheesecake Factory, Inc.*	570	17,476
Ascena Retail Group, Inc.*	660	17,437
Life Time Fitness, Inc.*	400	16,396
Saks, Inc.*	1,530	16,371
ITT Educational Services, Inc.*	250	15,923
AnnTaylor Stores Corp.*	550	15,064
Aaron’s, Inc.	700	14,273
Office Depot, Inc.*	2,641	14,261
Wendy’s — Class A	3,070	14,183
Eastman Kodak Co.*	2,560	13,722
Thor Industries, Inc.	400	13,584
Career Education Corp.*	630	13,060
Collective Brands, Inc.*	606	12,787
New York Times Co. — Class A*	1,131	11,084
MDC Holdings, Inc.	360	10,357
Matthews International Corp. — Class A	280	9,794
Bob Evans Farms, Inc.	290	9,558
KB Home	690	9,308
Regis Corp.	549	9,113
Timberland Co. — Class A*	370	9,098
American Greetings Corp. — Class A	380	8,421
International Speedway Corp. — Class A	279	7,301
99 Cents Only Stores*	450	7,173
Ryland Group, Inc.	417	7,102
Scholastic Corp.	229	6,765
Scientific Games Corp. — Class A*	600	5,976
Boyd Gaming Corp.*	530	5,618
Barnes & Noble, Inc.	370	5,236
Harte-Hanks, Inc.	370	4,725

Total Consumer Discretionary		1,510,145

HEALTH CARE - 5.7%
Edwards Lifesciences Corp.*	1,090	88,116
Vertex Pharmaceuticals, Inc.*	1,940	67,958
Henry Schein, Inc.*	880	54,023
Perrigo Co.	790	50,031
ResMed, Inc.*	1,440	49,882
Beckman Coulter, Inc.	660	49,652
Mettler-Toledo International, Inc.*	310	46,875
Hologic, Inc.*	2,480	46,674
Universal Health Services, Inc. — Class B	930	40,380
Endo Pharmaceuticals Holdings, Inc.*	1,100	39,281
IDEXX Laboratories, Inc.*	550	38,071
Allscripts Healthcare Solutions, Inc.*	1,780	34,301
Community Health Systems, Inc.*	877	32,773
Covance, Inc.*	620	31,874

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 53

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Pharmaceutical Product Development, Inc.	1,130	$30,668
United Therapeutics Corp.*	480	30,346
Mednax, Inc.*	450	30,280
Omnicare, Inc.	1,110	28,183
Gen-Probe, Inc.*	460	26,841
Kinetic Concepts, Inc.*	599	25,086
Lincare Holdings, Inc.	930	24,952
Health Net, Inc.*	910	24,834
Hill-Rom Holdings, Inc.	600	23,622
Techne Corp.	350	22,984
Health Management Associates, Inc. — Class A*	2,390	22,801
Teleflex, Inc.	380	20,448
STERIS Corp.	560	20,418
Bio-Rad Laboratories, Inc. — Class A*	190	19,731
Charles River Laboratories International, Inc.*	550	19,547
VCA Antech, Inc.*	820	19,098
LifePoint Hospitals, Inc.*	500	18,375
Owens & Minor, Inc.	600	17,658
Masimo Corp.	560	16,279
Thoratec Corp.*	560	15,859
Medicis Pharmaceutical Corp. — Class A	580	15,538
Immucor, Inc.*	670	13,286
WellCare Health Plans, Inc.*	409	12,360
Kindred Healthcare, Inc.*	380	6,981

Total Health Care		1,176,066

MATERIALS - 3.5%
Lubrizol Corp.	630	67,334
Albemarle Corp.	870	48,529
Martin Marietta Materials, Inc.	429	39,571
Ashland, Inc.	750	38,145
Steel Dynamics, Inc.	2,070	37,881
Reliance Steel & Aluminum Co.	708	36,179
Sonoco Products Co.	980	32,997
Valspar Corp.	940	32,411
Aptargroup, Inc.	640	30,445
Compass Minerals International, Inc.	310	27,674
RPM International, Inc.	1,230	27,183
Packaging Corporation of America	980	25,323
Cytec Industries, Inc.	469	24,885
Cabot Corp.	620	23,343
Scotts Miracle-Gro Co. — Class A	440	22,339
Temple-Inland, Inc.	1,030	21,877
Rock-Tenn Co. — Class A	370	19,961
Greif, Inc. — Class A	300	18,570
Commercial Metals Co.	1,090	18,083
Sensient Technologies Corp.	470	17,263
Silgan Holdings, Inc.	480	17,189
Carpenter Technology Corp.	420	16,901
Intrepid Potash, Inc.*	420	15,662
Olin Corp.	760	15,595
Louisiana-Pacific Corp.*	1,260	11,919
Minerals Technologies, Inc.	180	11,774
NewMarket Corp.	90	11,103
Worthington Industries, Inc.	530	9,752

Total Materials		719,888

ENERGY - 3.1%
Cimarex Energy Co.	810	71,709
Pride International, Inc.*	1,680	55,440
Arch Coal, Inc.	1,550	54,343
Plains Exploration & Production Co.*	1,340	43,068
Forest Oil Corp.*	1,079	40,970
Oceaneering International, Inc.*	520	38,288
SM Energy Co.	600	35,358
Patterson-UTI Energy, Inc.	1,470	31,678
Southern Union Co.	1,190	28,643
Tidewater, Inc.	490	26,382
Superior Energy Services, Inc.*	750	26,243
Dril-Quip, Inc.*	330	25,648
Atwood Oceanics, Inc.*	530	19,806
Frontier Oil Corp.	1,010	18,190
Bill Barrett Corp.*	440	18,097
Unit Corp.*	380	17,662
Quicksilver Resources, Inc.*	1,120	16,509
Patriot Coal Corp.*	760	14,721
Exterran Holdings, Inc.*	600	14,370
Helix Energy Solutions Group, Inc.*	1,010	12,261
Comstock Resources, Inc.*	450	11,052
Overseas Shipholding Group, Inc.	260	9,209

Total Energy		629,647

UTILITIES - 3.0%
National Fuel Gas Co.	780	51,184
OGE Energy Corp.	930	42,352
NSTAR	990	41,768
Alliant Energy Corp.	1,060	38,976
MDU Resources Group, Inc.	1,800	36,486
Energen Corp.	690	33,299
UGI Corp.	1,050	33,159
N.V. Energy, Inc.	2,240	31,472
Aqua America, Inc.	1,310	29,449
Questar Corp.	1,670	29,075
DPL, Inc.	1,130	29,052
Atmos Energy Corp.	860	26,832
Westar Energy, Inc.	1,060	26,670
AGL Resources, Inc.	739	26,493
Great Plains Energy, Inc.	1,290	25,013
Hawaiian Electric Industries, Inc.	899	20,488
Vectren Corp.	780	19,796
Cleco Corp.	580	17,841

54 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

WGL Holdings, Inc.	490	$17,527
IDACORP, Inc.	470	17,381
Black Hills Corp.	370	11,100
PNM Resources, Inc.	830	10,807
Dynegy, Inc. — Class A*	980	5,508

Total Utilities		621,728

CONSUMER STAPLES - 1.9%
Energizer Holdings, Inc.*	670	48,843
Church & Dwight Company, Inc.	680	46,934
Green Mountain Coffee Roasters, Inc.*	1,110	36,475
Hansen Natural Corp.*	660	34,505
Ralcorp Holdings, Inc.*	520	33,805
Corn Products International, Inc.	720	33,120
Smithfield Foods, Inc.*	1,580	32,595
Alberto-Culver Co. — Class B	820	30,373
BJ’s Wholesale Club, Inc.*	520	24,908
Flowers Foods, Inc.	720	19,375
Ruddick Corp.	410	15,104
Lancaster Colony Corp.	180	10,296
Universal Corp.	230	9,361
Tootsie Roll Industries, Inc.	230	6,663

Total Consumer Staples		382,357

TELECOMMUNICATION SERVICES - 0.4%
Telephone & Data Systems, Inc.	880	32,164
tw telecom, Inc. — Class A*	1,440	24,552
Syniverse Holdings, Inc.*	670	20,670
Cincinnati Bell, Inc.*	1,920	5,376

Total Telecommunication Services		82,762

Total Common Stocks (Cost $7,880,009)		10,587,839

WARRANT†† - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	155	48

Total Consumer Discretionary		48

Total Warrant (Cost $—)		48

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 48.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[2]	$3,594,569	3,594,569
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,167,125	2,167,125
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,074,248	2,074,248
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,074,248	2,074,248

Total Repurchase Agreements (Cost $9,910,190)		9,910,190

Total Investments - 99.7% (Cost $17,790,199)		$20,498,077

Cash & Other Assets, Less Liabilities - 0.3%		61,467

Total Net Assets - 100.0%		$20,559,544

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $10,322,700)	114	$97,201

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2011 S&P MidCap 400 Index Swap, Terminating 01/28/11[3] (Notional Value $1,614,427)	1,779	$(7,247)
Morgan Stanley Capital Services, Inc. January 2011 S&P MidCap 400 Index Swap, Terminating 01/26/11[3] (Notional Value $2,458,396)	2,710	(11,493)
Goldman Sachs International January 2011 S&P MidCap 400 Index Swap, Terminating 01/27/11[3] (Notional Value $5,709,012)	6,293	(26,116)

(Total Notional Value $9,781,835)		$(44,856)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 55

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$10,587,887
Repurchase agreements, at value	9,910,190

Total investments	20,498,077
Segregated cash with broker	1,004,650
Receivables:
Securities sold	11,603
Fund shares sold	291,654
Dividends	8,420
Interest	30

Total assets	21,814,434

Liabilities:
Unrealized depreciation on swap agreements	44,856
Payable for:
Swap settlement	6,251
Variation margin	69,540
Fund shares redeemed	1,098,226
Management fees	14,453
Custodian fees	530
Transfer agent/maintenance fees	4,015
Investor service fees	4,015
Portfolio accounting fees	1,606
Other	11,398

Total liabilities	1,254,890

Net assets	$20,559,544

Net assets consist of:
Paid in capital	$25,791,296
Accumulated net investment loss	—
Accumulated net realized loss on investments	(7,991,975)
Net unrealized appreciation on investments	2,760,223

Net assets	$20,559,544
Capital shares outstanding	1,000,201
Net asset value per share	$20.56

Investments, at cost	$7,880,009
Repurchase agreements, at cost	9,910,190

Total cost	$17,790,199
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$126,620
Interest	6,283

Total investment income	132,903

Expenses:
Management fees	129,055
Transfer agent and administrative fees	35,849
Investor service fees	35,849
Portfolio accounting fees	14,339
Trustees’ fees*	1,635
Audit and outside service fees	16,112
Printing fees	13,882
Miscellaneous	(1,359)

Total expenses	245,362

Net investment loss	(112,459)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(745,247)
Equity index swaps	2,737,371
Futures contracts	387,726

Net realized gain	2,379,850

Net change in unrealized appreciation (depreciation) on:
Investments	2,000,914
Equity index swaps	(525,961)
Futures contracts	75,794

Net change in unrealized appreciation (depreciation)	1,550,747

Net realized and unrealized gain	3,930,597

Net increase in net assets resulting from operations	$3,818,138

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

MID-CAP 1.5x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(112,459)	$(56,342)
Net realized gain (loss) on investments	2,379,850	(1,014,622)
Net change in unrealized appreciation (depreciation) on investments	1,550,747	2,868,270

Net increase in net assets resulting from operations	3,818,138	1,797,306

Distributions to shareholders from:
Net investment income	—	(7,999)

Total distributions to shareholders	—	(7,999)

Capital share transactions:
Proceeds from sale of shares	104,638,982	69,736,981
Distributions reinvested	—	7,999
Cost of shares redeemed	(102,273,776)	(70,308,441)

Net increase (decrease) from capital share transactions	2,365,206	(563,461)

Net increase in net assets	6,183,344	1,225,846
Net assets:
Beginning of year	14,376,200	13,150,354

End of year	$20,559,544	$14,376,200

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	6,201,083	6,229,476
Shares issued from reinvestment of distributions	—	572
Shares redeemed	(6,162,822)	(6,608,555)

Net increase (decrease) in shares	38,261	(378,507)

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 57

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$14.95	$9.81	$21.72	$24.20	$30.15

Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.07)	.01	.28	.11
Net gain (loss) on investments (realized and unrealized)	5.74	5.22	(11.92)	.65	3.23

Total from investment operations	5.61	5.15	(11.91)	.93	3.34

Less distributions from:
Net investment income	—	(.01)	—	(.40)	(.13)
Net realized gains	—	—	—	(3.01)	(9.16)

Total distributions	—	(.01)	—	(3.41)	(9.29)

Net asset value, end of period	$20.56	$14.95	$9.81	$21.72	$24.20

Total Return[b]	37.55%	52.40%	(54.83%)	3.60%	10.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,560	$14,376	$13,150	$27,893	$38,986

Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.58%)	0.07%	1.05%	0.34%
Total expenses	1.71%	1.71%	1.66%	1.64%	1.64%

Portfolio turnover rate	176%	61%	163%	368%	478%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

58 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE MID-CAP STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, Inverse Mid-Cap Strategy Fund returned -25.29%. Over the year, its benchmark, the S&P MidCap 400 Index turned in a 26.64% return. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 84% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.
Information Technology (4.96%), Industrials (4.60%) and Consumer Discretionary (4.45%) provided the most performance to the index during the year. Telecommunication Services (0.11%) and Utilities (0.99%) were the smallest contributors to performance.
F5 Networks, Inc., Netflix, Inc. and BorgWarner, Inc. were among the stocks which provided the most performance to the index during the year. Vertex Pharmaceuticals, Inc., Equinix, Inc. and Lender Processing Services, Inc. were among the stocks which provided the least performance to the index during the year. Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

INVERSE MID-CAP STRATEGY FUND	-25.29%	-9.33%	-10.00%
S&P MIDCAP 400 INDEX	26.64%	5.73%	8.19%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.
the RYDEX | SGI variable trust annual report   |   59

SCHEDULE OF INVESTMENTS	December 31, 2010
INVERSE MID-CAP STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 30.2%
Federal Home Loan Bank[1]
0.00% due 01/10/11	$300,000	$300,000
0.07% due 01/21/11	300,000	299,987
Farmer Mac[1]
0.07% due 01/20/11	300,000	299,989

Total Federal Agency Discount Notes (Cost $899,976)		899,976

REPURCHASE AGREEMENTS††,2 - 47.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	792,119	792,119
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	208,826	208,826
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	199,877	199,877
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	199,877	199,877

Total Repurchase Agreements (Cost $1,400,699)		1,400,699

Total Investments - 77.3% (Cost $2,300,675)		$2,300,675

Cash & Other Assets, Less Liabilities - 22.7%		676,667

Total Net Assets - 100.0%		$2,977,342

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS SOLD SHORT†
March 2011 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $181,100)	2	$532

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC January 2011 S&P MidCap 400 Index Swap, Terminating 01/28/11[4] (Notional Value $1,841,627)	2,030	$8,585
Goldman Sachs International January 2011 S&P MidCap 400 Index Swap, Terminating 01/27/11[4] (Notional Value $911,999)	1,005	1,072
Morgan Stanley Capital Services, Inc. January 2011 S&P MidCap 400 Index Swap, Terminating 01/26/11[4] (Notional Value $57,087)	63	256

(Total Notional Value $2,810,713)		$9,913

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 6.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

60 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$899,976
Repurchase agreements, at value	1,400,699

Total investments	2,300,675
Segregated cash with broker	88,345
Unrealized appreciation on swap agreements	9,913
Receivable for swap settlement	734
Receivables:
Variation margin	1,220
Fund shares sold	583,634
Interest	5

Total assets	2,984,526

Liabilities:
Payable for:
Fund shares redeemed	388
Management fees	1,909
Custodian fees	70
Transfer agent/maintenance fees	530
Investor service fees	530
Portfolio accounting fees	213
Other	3,544

Total liabilities	7,184

Net assets	$2,977,342

Net assets consist of:
Paid in capital	$5,664,504
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,697,607)
Net unrealized appreciation on investments	10,445

Net assets	$2,977,342
Capital shares outstanding	131,541
Net asset value per share	$22.63

Investments, at cost	$899,976
Repurchase agreements, at cost	1,400,699

Total cost	$2,300,675
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$5,774

Total investment income	5,774

Expenses:
Management fees	35,256
Transfer agent and administrative fees	9,793
Investor service fees	9,793
Portfolio accounting fees	3,917
Trustees’ fees*	485
Miscellaneous	7,669

Total expenses	66,913

Net investment loss	(61,139)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Equity index swaps	(1,531,197)
Futures contracts	(413,556)

Net realized loss	(1,944,753)

Net change in unrealized appreciation (depreciation) on:
Equity index swaps	150,098
Futures contracts	253

Net change in unrealized appreciation (depreciation)	150,351

Net realized and unrealized loss	(1,794,402)

Net decrease in net assets resulting from operations	$(1,855,541)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 61

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(61,139)	$(62,322)
Net realized loss on investments	(1,944,753)	(1,694,084)
Net change in unrealized appreciation (depreciation) on investments	150,351	40,216

Net decrease in net assets resulting from operations	(1,855,541)	(1,716,190)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	34,511,809	42,842,573
Cost of shares redeemed	(34,356,055)	(41,261,796)

Net increase from capital share transactions	155,754	1,580,777

Net decrease in net assets	(1,699,787)	(135,413)
Net assets:
Beginning of year	4,677,129	4,812,542

End of year	$2,977,342	$4,677,129

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	1,239,965	1,105,078
Shares redeemed	(1,262,816)	(1,053,510)

Net increase (decrease) in shares	(22,851)	51,568

62 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$30.29	$46.80	$35.03	$36.96	$39.15

Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.61)	.05	1.06	1.32
Net gain (loss) on investments (realized and unrealized)	(7.24)	(15.90)	12.04	(1.81)	(2.83)

Total from investment operations	(7.66)	(16.51)	12.09	(.75)	(1.51)

Less distributions from:
Net investment income	—	—	(.32)	(1.18)	(.68)

Total distributions	—	—	(.32)	(1.18)	(.68)

Net asset value, end of period	$22.63	$30.29	$46.80	$35.03	$36.96

Total Return[b]	(25.29%)	(35.28%)	34.42%	(1.98%)	(3.83%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,977	$4,677	$4,813	$3,029	$5,959

Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.58%)	0.12%	3.04%	3.49%
Total expenses	1.71%	1.71%	1.67%	1.67%	1.65%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”).
Inception: October 27, 2006
For the one-year period ended December 31, 2010, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 48.30% while the Russell 2000 Index returned 26.86% over the same time period.
The biggest performance contributors to the index during the period were Information Technology (6.46%), Industrials (4.61%) and Consumer Discretionary (4.44%). Telecommunication Services (0.14%), Utilities (0.59%) and Consumer Staples (0.65%) provided the least performance to the index during the year.
Riverbed Technology, Inc., VeriFone Systems, Inc. and TIBCO Software, Inc. were among the stocks which provided the most performance to the index during the year. Human Genome Sciences, Inc., Assured Guaranty Ltd. And E*TRADE Financial Corp. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 27, 2006 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

		Since Inception
	1 Year	(10/27/06)

RUSSELL 2000® 2x STRATEGY FUND	48.30%	-10.83%
RUSSELL 2000 INDEX	26.86%	1.96%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Riverbed Technology, Inc.	0.05%
Deckers Outdoor Corp.	0.05%
VeriFone Systems, Inc.	0.05%
Brigham Exploration Co.	0.04%
TIBCO Software, Inc.	0.04%
Rackspace Hosting, Inc.	0.04%
Salix Pharmaceuticals Ltd.	0.04%
Hecla Mining Co.	0.04%
Concur Technologies, Inc.	0.04%
Solutia, Inc.	0.04%

Top Ten Total	0.43%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
64   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 14.8%

FINANCIALS - 3.0%
American Capital Ltd.*	218	$1,648
BioMed Realty Trust, Inc.	86	1,604
Highwoods Properties, Inc.	50	1,593
SVB Financial Group*	30	1,592
Mid-America Apartment Communities, Inc.	25	1,587
CBL & Associates Properties, Inc.	90	1,575
Kilroy Realty Corp.	43	1,568
Tanger Factory Outlet Centers	30	1,536
Signature Bank *	30	1,500
MFA Financial, Inc.	176	1,436
Apollo Investment Corp.	128	1,417
Omega Healthcare Investors, Inc.	63	1,414
FirstMerit Corp.	70	1,385
Stifel Financial Corp.*	22	1,365
MGIC Investment Corp.*	132	1,345
Alterra Capital Holdings Ltd.	59	1,277
National Retail Properties, Inc.	48	1,272
Entertainment Properties Trust	27	1,249
LaSalle Hotel Properties	47	1,241
Washington Real Estate Investment Trust	40	1,240
Home Properties, Inc.	22	1,221
Platinum Underwriters Holdings Ltd.	27	1,214
ProAssurance Corp.*	20	1,212
American Campus Communities, Inc.	38	1,207
DiamondRock Hospitality Co.*	99	1,188
Iberiabank Corp.	20	1,183
Prosperity Bancshares, Inc.	30	1,178
Equity Lifestyle Properties, Inc.	20	1,119
Westamerica Bancorporation	20	1,109
Park National Corp.	15	1,090
Post Properties, Inc.	30	1,089
CNO Financial Group, Inc.*	155	1,051
NewAlliance Bancshares, Inc.	68	1,019
First American Financial Corp.	67	1,001
Montpelier Re Holdings Ltd.	50	997
Extra Space Storage, Inc.	57	992
Potlatch Corp.	30	977
Trustmark Corp.	38	944
Healthcare Realty Trust, Inc.	44	931
PHH Corp.*	40	926
Hatteras Financial Corp.	30	908
Knight Capital Group, Inc. — Class A*	64	883
United Bankshares, Inc.	30	876
Northwest Bancshares, Inc.	74	870
Colonial Properties Trust	48	866
Astoria Financial Corp.	60	835
Umpqua Holdings Corp.	68	828
Cathay General Bancorp	49	818
Ezcorp, Inc. — Class A*	30	814
National Health Investors, Inc.	18	810
Whitney Holding Corp.	57	807
American Capital Agency Corp.	28	805
EastGroup Properties, Inc.	19	804
Glacier Bancorp, Inc.	53	801
First Financial Bancorp	43	795
Tower Group, Inc.	30	767
Delphi Financial Group, Inc. — Class A	26	750
Argo Group International Holdings Ltd.	20	749
Redwood Trust, Inc.	50	747
UMB Financial Corp.	18	746
Susquehanna Bancshares, Inc.	77	745
Cash America International, Inc.	20	739
Medical Properties Trust, Inc.	68	736
Webster Financial Corp.	37	729
DuPont Fabros Technology, Inc.	34	723
DCT Industrial Trust, Inc.	136	722
Old National Bancorp	60	713
Franklin Street Properties Corp.	50	713
Sovran Self Storage, Inc.	19	699
Radian Group, Inc.	86	694
Portfolio Recovery Associates, Inc.*	9	677
Wintrust Financial Corp.	20	661
FNB Corp.	67	658
Invesco Mortgage Capital, Inc.	29	633
Hancock Holding Co.	18	627
Hersha Hospitality Trust — Class A	95	627
National Penn Bancshares, Inc.	77	618
Infinity Property & Casualty Corp.	10	618
Provident Financial Services, Inc.	40	605
Capstead Mortgage Corp.	48	604
Starwood Property Trust, Inc.	28	601
International Bancshares Corp.	30	601
Pennsylvania Real Estate Investment Trust	41	596
MB Financial, Inc.	34	589
Sunstone Hotel Investors, Inc.*	57	589
MF Global Holdings Ltd.*	70	585
Prospect Capital Corp.	54	583
Columbia Banking System, Inc.	27	569
First Midwest Bancorp, Inc.	49	564
LTC Properties, Inc.	20	562
First Cash Financial Services, Inc.*	18	558
Anworth Mortgage Asset Corp.	78	546
U-Store-It Trust	57	543
BlackRock Kelso Capital Corp.	49	542
Greenlight Capital Re Ltd. — Class A*	20	536
Associated Estates Realty Corp.	35	535
World Acceptance Corp.*	10	528
RLI Corp.	10	526
Cousins Properties, Inc.	61	509
Selective Insurance Group, Inc.	28	508
CVB Financial Corp.	58	503

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

KBW, Inc.	18	$503
Acadia Realty Trust	27	492
Horace Mann Educators Corp.	27	487
Fifth Street Finance Corp.	40	486
Primerica, Inc.	20	485
Oritani Financial Corp.	39	477
Safety Insurance Group, Inc.	10	476
Nelnet, Inc. — Class A	20	474
Employers Holdings, Inc.	27	472
Glimcher Realty Trust	56	470
optionsXpress Holdings, Inc.	30	470
iStar Financial, Inc.*	60	469
First Commonwealth Financial Corp.	66	467
American Equity Investment Life Holding Co.	37	464
Lexington Realty Trust	58	461
Strategic Hotels & Resorts, Inc.*	87	460
Investment Technology Group, Inc.*	28	458
Dollar Financial Corp.*	16	458
Ocwen Financial Corp.*	48	458
Navigators Group, Inc.*	9	453
S&T Bancorp, Inc.	20	452
Meadowbrook Insurance Group, Inc.	44	451
Investors Real Estate Trust	50	448
Community Bank System, Inc.	16	444
Inland Real Estate Corp.	50	440
Universal Health Realty Income Trust	12	438
NBT Bancorp, Inc.	18	435
PrivateBancorp, Inc. — Class A	30	431
Government Properties Income Trust	16	429
Texas Capital Bancshares, Inc.*	20	425
Sabra Healthcare REIT, Inc.	23	423
FelCor Lodging Trust, Inc.*	60	422
MarketAxess Holdings, Inc.	20	416
Tejon Ranch Co.*	15	413
Brookline Bancorp, Inc.	38	412
Sterling Bancshares, Inc.	58	407
Pebblebrook Hotel Trust	20	406
Chemical Financial Corp.	18	399
Tompkins Financial Corp.	10	392
PS Business Parks, Inc.	7	390
Oriental Financial Group, Inc.	31	387
Forestar Group, Inc.*	20	386
WesBanco, Inc.	20	379
Walter Investment Management Corp.	21	377
Banco Latinoamericano de Comercio Exterior S.A. — Class E	20	369
Harleysville Group, Inc.	10	367
Investors Bancorp, Inc.*	28	367
BGC Partners, Inc. — Class A	44	366
Equity One, Inc.	20	364
PacWest Bancorp	17	363
City Holding Co.	10	362
National Financial Partners Corp.*	27	362
Diamond Hill Investment Group, Inc.	5	362
First Financial Bankshares, Inc.	7	358
First Financial Corp.	10	351
Sandy Spring Bancorp, Inc.	19	350
Piper Jaffray Companies, Inc.*	10	350
Trustco Bank Corp.	55	349
MCG Capital Corp.	50	349
Agree Realty Corp.	13	340
Flagstone Reinsurance Holdings S.A.	27	340
Renasant Corp.	20	338
Compass Diversified Holdings	19	336
Sun Communities, Inc.	10	333
First Industrial Realty Trust, Inc.*	38	333
Provident New York Bancorp	31	325
Boston Private Financial Holdings, Inc.	49	321
Suffolk Bancorp	13	321
First Potomac Realty Trust	19	320
Getty Realty Corp.	10	313
Education Realty Trust, Inc.	40	311
Global Indemnity plc — Class A*	15	307
Evercore Partners, Inc. — Class A	9	306
PennantPark Investment Corp.	25	306
Lakeland Financial Corp.	14	300
Hilltop Holdings, Inc.*	30	298
Hudson Valley Holding Corp.	12	297
FPIC Insurance Group, Inc.*	8	296
Artio Global Investors, Inc. — Class A	20	295
Dime Community Bancshares, Inc.	20	292
PMI Group, Inc.*	88	290
Camden National Corp.	8	290
Ashford Hospitality Trust, Inc.*	30	290
Retail Opportunity Investments Corp.	29	287
Simmons First National Corp. — Class A	10	285
Internet Capital Group, Inc.*	20	284
eHealth, Inc.*	20	284
Flushing Financial Corp.	20	280
Arrow Financial Corp.	10	275
Pinnacle Financial Partners, Inc.*	20	272
Independent Bank Corp.	10	271
TowneBank	17	270
Duff & Phelps Corp. — Class A	16	270
Newcastle Investment Corp.*	40	268
Western Alliance Bancorp*	36	265
Oppenheimer Holdings, Inc. — Class A	10	262
Bank of the Ozarks, Inc.	6	260
Cypress Sharpridge Investments, Inc.	20	258
Urstadt Biddle Properties, Inc. — Class A	13	253
Cedar Shopping Centers, Inc.	40	252
NorthStar Realty Finance Corp.	52	247
Financial Institutions, Inc.	13	247

66 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Advance America Cash Advance Centers, Inc.	43	$243
Sterling Bancorp — Class N	23	241
German American Bancorp, Inc.	13	239
International Assets Holding Corp.*	10	236
Great Southern Bancorp, Inc.	10	236
Maiden Holdings Ltd.	30	236
Baldwin & Lyons, Inc. — Class B	10	235
Cohen & Steers, Inc.	9	235
MVC Capital, Inc.	16	234
Southside Bancshares, Inc.	11	232
Community Trust Bancorp, Inc.	8	232
TradeStation Group, Inc.*	34	230
Ramco-Gershenson Properties Trust	18	224
Berkshire Hills Bancorp, Inc.	10	221
SY Bancorp, Inc.	9	221
Washington Trust Bancorp, Inc.	10	219
Main Street Capital Corp.	12	218
Ames National Corp.	10	217
Kite Realty Group Trust	40	216
American Safety Insurance Holdings Ltd.*	10	214
CNA Surety Corp.*	9	213
TICC Capital Corp.	19	213
NewStar Financial, Inc.*	20	211
GFI Group, Inc.	45	211
Ameris Bancorp	20	211
CapLease, Inc.	36	210
Cardinal Financial Corp.	18	209
Hercules Technology Growth Capital, Inc.	20	207
FBL Financial Group, Inc. — Class A	7	201
Colony Financial, Inc.	10	200
Resource Capital Corp.	27	199
Territorial Bancorp, Inc.	10	199
Financial Engines, Inc.*	10	198
Avatar Holdings, Inc.*	10	198
Phoenix Companies, Inc.*	78	198
SCBT Financial Corp.	6	197
Peapack Gladstone Financial Corp.	15	196
Winthrop Realty Trust	15	192
Univest Corporation of Pennsylvania	10	192
Pico Holdings, Inc.*	6	191
Triangle Capital Corp.	10	190
Gladstone Commercial Corp.	10	188
Encore Capital Group, Inc.*	8	188
PennyMac Mortgage Investment Trust	10	182
Terreno Realty Corp.*	10	179
Danvers Bancorp, Inc.	10	177
Home Bancshares, Inc.	8	176
Two Harbors Investment Corp.	18	176
AMERISAFE, Inc.*	10	175
Heartland Financial USA, Inc.	10	175
Bryn Mawr Bank Corp.	10	174
Centerstate Banks, Inc.	22	174
State Auto Financial Corp.	10	174
First Financial Holdings, Inc.	15	173
Chatham Lodging Trust	10	172
Monmouth Real Estate Investment Corp. — Class A	20	170
West Coast Bancorp*	60	169
Cogdell Spencer, Inc.	29	168
One Liberty Properties, Inc.	10	167
Westfield Financial, Inc.	18	166
First Mercury Financial Corp.	10	164
Apollo Commercial Real Estate Finance, Inc.	10	164
Farmer Mac — Class C	10	163
ESB Financial Corp.	10	162
1st Source Corp.	8	162
Sierra Bancorp	15	161
First Merchants Corp.	18	159
First Bancorp, Inc.	10	158
Amtrust Financial Services, Inc.	9	158
Citizens Republic Bancorp, Inc.*	256	157
Nara Bancorp, Inc.*	16	157
United Fire & Casualty Co.	7	156
Epoch Holding Corp.	10	155
Bancorp, Inc.*	15	153
First Interstate Bancsystem, Inc. — Class A	10	152
First Community Bancshares, Inc.	10	149
Citizens & Northern Corp.	10	149
CNB Financial Corp.	10	148
Eagle Bancorp, Inc.*	10	144
Republic Bancorp, Inc. — Class A	6	143
RAIT Financial Trust*	65	142
Beneficial Mutual Bancorp, Inc.*	16	141
Parkway Properties, Inc.	8	140
Calamos Asset Management, Inc. — Class A	10	140
Heritage Financial Corp.*	10	139
Bank Mutual Corp.	29	139
First Bancorp	9	138
United Financial Bancorp, Inc.	9	137
Safeguard Scientifics, Inc.*	8	137
Center Financial Corp.*	18	136
OmniAmerican Bancorp, Inc.*	10	135
Citizens, Inc.*	18	134
Northfield Bancorp, Inc.	10	133
ESSA Bancorp, Inc.	10	132
First Busey Corp.	28	132
Taylor Capital Group, Inc.*	10	131
Dynex Capital, Inc.	12	131
CreXus Investment Corp.	10	131
THL Credit, Inc.	10	130
Trico Bancshares	8	129
OceanFirst Financial Corp.	10	129

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Marlin Business Services Corp.*	10	$126
Capital City Bank Group, Inc.	10	126
Enterprise Financial Services Corp.	12	126
Southwest Bancorp, Inc.	10	124
Rockville Financial, Inc.	10	122
Excel Trust, Inc.	10	121
Abington Bancorp, Inc.	10	119
Union First Market Bankshares Corp.	8	118
United Community Banks, Inc.*	60	117
Donegal Group, Inc. — Class A	8	116
Gladstone Capital Corp.	10	115
FBR Capital Markets Corp.*	30	115
Chesapeake Lodging Trust	6	113
Gleacher & Company, Inc.*	47	111
Peoples Bancorp, Inc.	7	110
CoBiz Financial, Inc.	18	109
Clifton Savings Bancorp, Inc.	10	108
Meridian Interstate Bancorp, Inc.*	9	106
Roma Financial Corp.	10	106
Encore Bancshares, Inc.*	10	103
UMH Properties, Inc.	10	102
Pacific Continental Corp.	10	101
Presidential Life Corp.	10	99
HFF, Inc. — Class A*	10	97
Cowen Group, Inc. — Class A*	20	93
State Bancorp, Inc.	10	93
Hallmark Financial Services*	10	91
SWS Group, Inc.	18	91
Kennedy-Wilson Holdings, Inc.*	9	90
BankFinancial Corp.	9	88
Harris & Harris Group, Inc.*	20	88
StellarOne Corp.	6	87
First Marblehead Corp.*	40	87
Kearny Financial Corp.	10	86
SeaBright Holdings, Inc.	9	83
Washington Banking Co.	6	82
Medallion Financial Corp.	10	82
Asta Funding, Inc.	10	81
Sanders Morris Harris Group, Inc.	11	80
West Bancorporation, Inc.	10	78
Metro Bancorp, Inc.*	7	77
Hanmi Financial Corp.*	67	77
JMP Group, Inc.	10	76
Wilshire Bancorp, Inc.	10	76
Thomas Properties Group, Inc.*	18	76
MPG Office Trust, Inc.*	27	74
Home Federal Bancorp, Inc.	6	74
NGP Capital Resources Co.	8	74
LaBranche & Company, Inc.*	20	72
ViewPoint Financial Group	6	70
Stewart Information Services Corp.	6	69
1st United Bancorp, Inc.*	10	69
First BanCorp*	148	68
Crawford & Co. — Class B*	20	68
Ladenburg Thalmann Financial Services, Inc.*	57	67
Lakeland Bancorp, Inc.	6	66
First South Bancorp, Inc.	10	65
CompuCredit Holdings Corp.*	9	63
MainSource Financial Group, Inc.	6	62
Virginia Commerce Bancorp, Inc.*	10	62
Gerova Financial Group Ltd.*	2	60
Pzena Investment Management, Inc. — Class A	8	59
Mission West Properties, Inc.	8	54
Primus Guaranty Ltd.*	10	51
Penson Worldwide, Inc.*	10	49
Universal Insurance Holdings, Inc.	10	49
Flagstar Bancorp, Inc.*	29	47
Gladstone Investment Corp.	6	46
Asset Acceptance Capital Corp.*	7	42
Green Bankshares, Inc.*	10	32
Rodman & Renshaw Capital Group, Inc.*	10	27
National Interstate Corp.	1	21
Doral Financial Corp.*	10	14

Total Financials		153,538

INFORMATION TECHNOLOGY - 2.7%
Riverbed Technology, Inc.*	76	2,673
VeriFone Systems, Inc.*	61	2,352
TIBCO Software, Inc.*	108	2,129
Rackspace Hosting, Inc.*	62	1,947
Concur Technologies, Inc.*	35	1,818
Parametric Technology Corp.*	78	1,757
Acme Packet, Inc.*	32	1,701
Jack Henry & Associates, Inc.	58	1,691
ADTRAN, Inc.	42	1,521
Finisar Corp.*	50	1,484
Ariba, Inc.*	59	1,386
Wright Express Corp.*	30	1,380
RF Micro Devices, Inc.*	176	1,294
Veeco Instruments, Inc.*	30	1,289
MicroStrategy, Inc. — Class A*	15	1,282
Netlogic Microsystems, Inc.*	40	1,256
InterDigital, Inc.	30	1,249
Progress Software Corp.*	29	1,227
TriQuint Semiconductor, Inc.*	100	1,169
Loral Space & Communications, Inc.*	15	1,147
Microsemi Corp.*	50	1,145
Cavium Networks, Inc.*	30	1,130
SuccessFactors, Inc.*	39	1,129
Aruba Networks, Inc.*	53	1,107
Quest Software, Inc.*	39	1,082
CACI International, Inc. — Class A*	20	1,068
Plantronics, Inc.	28	1,042
Hittite Microwave Corp.*	17	1,038
Anixter International, Inc.	17	1,015
JDA Software Group, Inc.*	35	980

68 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Viasat, Inc.*	22	$977
Taleo Corp. — Class A*	35	968
Plexus Corp.*	30	928
Fortinet, Inc.*	28	906
Semtech Corp.*	40	906
GSI Commerce, Inc.*	39	905
Cymer, Inc.*	20	901
Blue Coat Systems, Inc.*	30	896
Digital River, Inc.*	26	895
Arris Group, Inc.*	79	886
Cognex Corp.	30	883
Ultimate Software Group, Inc.*	18	875
CommVault Systems, Inc.*	30	859
Cabot Microelectronics Corp.*	20	829
Sapient Corp.	68	823
j2 Global Communications, Inc.*	28	811
Cirrus Logic, Inc.*	50	799
Lawson Software, Inc.*	86	795
Mentor Graphics Corp.*	66	792
Unisys Corp.*	30	777
Constant Contact, Inc.*	25	775
Omnivision Technologies, Inc.*	26	770
ValueClick, Inc.*	48	769
Blackbaud, Inc.	29	751
TTM Technologies, Inc.*	49	731
Benchmark Electronics, Inc.*	40	726
Power Integrations, Inc.	18	723
Coherent, Inc.*	16	722
Integrated Device Technology, Inc.*	107	713
Rofin-Sinar Technologies, Inc.*	20	709
OpenTable, Inc.*	10	705
Fair Isaac Corp.	30	701
Acxiom Corp.*	40	686
MKS Instruments, Inc.*	28	686
Blackboard, Inc.*	16	661
Entegris, Inc.*	88	657
TiVo, Inc.*	76	656
ACI Worldwide, Inc.*	24	645
Scansource, Inc.*	20	638
IPG Photonics Corp.*	20	632
STEC, Inc.*	35	618
Art Technology Group, Inc.*	103	616
Take-Two Interactive Software, Inc.*	50	612
Websense, Inc.*	30	607
Netgear, Inc.*	18	606
Earthlink, Inc.	70	602
Ebix, Inc.*	25	592
MAXIMUS, Inc.	9	590
Infinera Corp.*	57	589
L-1 Identity Solutions, Inc. — Class 1*	49	584
Emulex Corp.*	50	583
Tessera Technologies, Inc.*	26	576
Checkpoint Systems, Inc.*	27	555
Comtech Telecommunications Corp.	20	555
SRA International, Inc. — Class A*	27	552
Compellent Technologies, Inc.*	20	552
Universal Display Corp.*	18	552
DealerTrack Holdings, Inc.*	27	542
Sanmina-SCI Corp.*	47	540
FEI Co.*	20	528
DG FastChannel, Inc.*	18	520
Sourcefire, Inc.*	20	519
Terremark Worldwide, Inc.*	40	518
Amkor Technology, Inc.*	70	517
Power-One, Inc.*	50	510
Quantum Corp.*	137	510
ATMI, Inc.*	25	498
DTS, Inc.*	10	490
Harmonic, Inc.*	57	488
Diodes, Inc.*	18	486
SAVVIS, Inc.*	19	485
Lattice Semiconductor Corp.*	80	485
Aspen Technology, Inc.*	38	483
Syntel, Inc.	10	478
Entropic Communications, Inc.*	39	471
Euronet Worldwide, Inc.*	27	471
Littelfuse, Inc.	10	471
Synaptics, Inc.*	16	470
Sonic Solutions, Inc.*	31	465
Netscout Systems, Inc.*	20	460
Brightpoint, Inc.*	52	454
LogMeIn, Inc.*	10	443
SolarWinds, Inc.*	23	443
Tekelec*	37	441
Volterra Semiconductor Corp.*	19	440
MIPS Technologies, Inc. — Class A*	29	440
Electronics for Imaging, Inc.*	30	429
Micrel, Inc.	33	429
Applied Micro Circuits Corp.*	39	417
Tyler Technologies, Inc.*	20	415
Mantech International Corp. — Class A*	10	413
TeleTech Holdings, Inc.*	20	412
Advent Software, Inc.*	7	405
NIC, Inc.	41	398
Insight Enterprises, Inc.*	30	395
Oclaro, Inc.*	30	394
Bottomline Technologies, Inc.*	18	391
United Online, Inc.	58	383
Rogers Corp.*	10	382
Intermec, Inc.*	30	380
Cass Information Systems, Inc.	10	379
CSG Systems International, Inc.*	20	379
Ultratech, Inc.*	19	378
iGate Corp.	19	374
TNS, Inc.*	18	374
Cardtronics, Inc.*	21	372
Mercury Computer Systems, Inc.*	20	368
Silicon Image, Inc.*	50	367

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Pegasystems, Inc.	10	$366
Sonus Networks, Inc.*	137	366
OSI Systems, Inc.*	10	364
Brooks Automation, Inc.*	40	363
Forrester Research, Inc.	10	353
Radiant Systems, Inc.*	18	352
Black Box Corp.	9	345
Kulicke & Soffa Industries, Inc.*	47	338
Ixia*	20	336
Newport Corp.*	19	330
Electro Scientific Industries, Inc.*	20	321
LivePerson, Inc.*	28	316
Smith Micro Software, Inc.*	20	315
Avid Technology, Inc.*	18	314
SYNNEX Corp.*	10	312
Bel Fuse, Inc. — Class B	13	311
Heartland Payment Systems, Inc.	20	308
Manhattan Associates, Inc.*	10	305
Epicor Software Corp.*	30	303
Maxwell Technologies, Inc.*	16	302
Monolithic Power Systems, Inc.*	18	297
VirnetX Holding Corp.	20	297
Xyratex Ltd.*	18	294
Standard Microsystems Corp.*	10	288
Daktronics, Inc.	18	287
Sigma Designs, Inc.*	20	283
Ancestry.com, Inc.*	10	283
ExlService Holdings, Inc.*	13	279
Vocus, Inc.*	10	277
Synchronoss Technologies, Inc.*	10	267
Cohu, Inc.	16	265
Anadigics, Inc.*	38	263
Stratasys, Inc.*	8	261
Methode Electronics, Inc.	20	259
NetSuite, Inc.*	10	250
Perficient, Inc.*	20	250
Move, Inc.*	97	249
EPIQ Systems, Inc.	18	247
Zoran Corp.*	28	246
Hypercom Corp.*	29	243
Formfactor, Inc.*	27	240
RightNow Technologies, Inc.*	10	237
Axcelis Technologies, Inc.*	68	235
Measurement Specialties, Inc.*	8	235
ShoreTel, Inc.*	30	234
Advanced Energy Industries, Inc.*	17	232
THQ, Inc.*	38	230
LTX-Credence Corp.*	31	229
MTS Systems Corp.	6	225
comScore, Inc.*	10	223
Powerwave Technologies, Inc.*	87	221
Pericom Semiconductor Corp.*	20	220
Rubicon Technology, Inc.*	10	211
IXYS Corp.*	18	209
AXT, Inc.*	20	209
Spansion, Inc. — Class A*	10	207
Sycamore Networks, Inc.	10	206
SS&C Technologies Holdings, Inc.*	10	205
Ceva, Inc.*	10	205
Echelon Corp.*	20	204
Aviat Networks, Inc.*	40	203
SMART Modular Technologies WWH, Inc.*	35	202
RealNetworks, Inc.*	48	202
ModusLink Global Solutions, Inc.*	30	201
Digi International, Inc.*	18	200
CTS Corp.	18	199
Symmetricom, Inc.*	28	199
FARO Technologies, Inc.*	6	197
support.com, Inc.*	30	194
Supertex, Inc.*	8	193
S1 Corp.*	28	193
Novatel Wireless, Inc.*	20	191
Magma Design Automation, Inc.*	38	190
Opnet Technologies, Inc.	7	187
Imation Corp.*	18	186
Multi-Fineline Electronix, Inc.*	7	185
Wave Systems Corp. — Class A*	47	185
Oplink Communications, Inc.*	10	185
Super Micro Computer, Inc.*	16	185
Interactive Intelligence, Inc.*	7	183
Limelight Networks, Inc.*	31	180
Park Electrochemical Corp.	6	180
Extreme Networks*	58	179
Radisys Corp.*	20	178
Ciber, Inc.*	38	178
Renaissance Learning, Inc.	15	178
Photronics, Inc.*	30	177
Seachange International, Inc.*	20	171
Actuate Corp.*	30	171
Zix Corp.*	40	171
Internap Network Services Corp.*	28	170
Rosetta Stone, Inc.*	8	170
Kopin Corp.*	40	166
Infospace, Inc.*	20	166
UTStarcom, Inc.*	80	165
Rudolph Technologies, Inc.*	20	165
Virtusa Corp.*	10	164
DSP Group, Inc.*	20	163
Electro Rent Corp.	10	162
Integrated Silicon Solution, Inc.*	20	161
Pulse Electronics Corp.	30	160
Knot, Inc.*	16	158
QuinStreet, Inc.*	8	154
Silicon Graphics International Corp.*	17	154
Kenexa Corp.*	7	153
Spectrum Control, Inc.*	10	150
Keynote Systems, Inc.	10	146
KIT Digital, Inc.*	9	144

70 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Gerber Scientific, Inc.*	18	$142
Liquidity Services, Inc.*	10	140
Lionbridge Technologies, Inc.*	36	133
FSI International, Inc.*	30	133
Stamps.com, Inc.	10	132
TeleCommunication Systems, Inc. — Class A*	28	131
VASCO Data Security International, Inc.*	16	130
Cray, Inc.*	18	129
MoneyGram International, Inc.*	47	127
Intevac, Inc.*	9	126
Exar Corp.*	18	126
Anaren, Inc.*	6	125
Comverge, Inc.*	18	124
Saba Software, Inc.*	20	122
Mindspeed Technologies, Inc.*	20	122
Echo Global Logistics, Inc.*	10	120
Advanced Analogic Technologies, Inc.*	30	120
EMS Technologies, Inc.*	6	119
DDi Corp.	10	118
Online Resources Corp.*	25	116
Dice Holdings, Inc.*	8	115
Immersion Corp.*	17	114
PROS Holdings, Inc.*	10	114
LoopNet, Inc.*	10	111
MoSys, Inc.*	19	108
Openwave Systems, Inc.*	50	106
X-Rite, Inc.*	23	105
Mattson Technology, Inc.*	35	105
Rimage Corp.*	7	104
TechTarget, Inc.*	13	103
Nanometrics, Inc.*	8	103
Globecomm Systems, Inc.*	10	100
BigBand Networks, Inc.*	35	98
Computer Task Group, Inc.*	9	98
Zygo Corp.*	8	98
DemandTec, Inc.*	9	98
Marchex, Inc. — Class A	10	95
Ultra Clean Holdings, Inc.*	10	93
Network Equipment Technologies, Inc.*	20	93
Global Cash Access Holdings, Inc.*	29	93
SRS Labs, Inc.*	10	88
Occam Networks, Inc.*	10	87
Trident Microsystems, Inc.*	48	85
KVH Industries, Inc.*	7	84
Richardson Electronics Ltd.	7	82
GSI Technology, Inc.*	10	81
Conexant Systems, Inc.*	48	78
CDC Corp. — Class A*	22	77
Hutchinson Technology, Inc.*	20	74
Evergreen Solar, Inc.*	126	73
TeleNav, Inc.*	10	73
PLX Technology, Inc.*	20	72
Guidance Software, Inc.*	10	72
Hackett Group, Inc.*	20	70
Integral Systems, Inc.*	7	69
FalconStor Software, Inc.*	20	67
Monotype Imaging Holdings, Inc.*	6	67
Deltek, Inc.*	9	65
Local.com Corp.*	10	65
PC Connection, Inc.*	7	62
PC-Telephone, Inc.*	10	60
Tier Technologies, Inc. — Class B*	10	60
Opnext, Inc.*	32	56
Agilysys, Inc.*	9	51
PDF Solutions, Inc.*	10	48
American Software, Inc. — Class A	7	47
Presstek, Inc.*	20	44
QAD, Inc. — Class A*	4	36
Network Engines, Inc.*	18	27
Ikanos Communications, Inc.*	20	27
QAD, Inc. — Class B*	1	10

Total Information Technology		138,058

INDUSTRIALS - 2.4%
Baldor Electric Co.	28	1,765
Esterline Technologies Corp.*	25	1,715
Clean Harbors, Inc.*	20	1,682
Nordson Corp.	18	1,654
Acuity Brands, Inc.	28	1,615
GrafTech International Ltd.*	77	1,528
Genesee & Wyoming, Inc. — Class A*	26	1,377
Woodward Governor Co.	36	1,352
United Stationers, Inc.*	20	1,276
Watsco, Inc.	20	1,262
ArvinMeritor, Inc.*	60	1,231
Moog, Inc. — Class A*	30	1,194
JetBlue Airways Corp.*	180	1,190
EMCOR Group, Inc.*	40	1,159
CLARCOR, Inc.	27	1,158
Alaska Air Group, Inc.*	20	1,134
Atlas Air Worldwide Holdings, Inc.*	20	1,117
Dollar Thrifty Automotive Group, Inc.*	23	1,087
Tetra Tech, Inc.*	43	1,078
US Airways Group, Inc.*	107	1,071
Actuant Corp. — Class A	40	1,065
EnerSys*	33	1,060
Avis Budget Group, Inc.*	68	1,058
Hexcel Corp.*	57	1,031
Belden, Inc.	28	1,031
Rollins, Inc.	52	1,027
Curtiss-Wright Corp.	30	996
Geo Group, Inc.*	40	986
Brady Corp. — Class A	30	978
Applied Industrial Technologies, Inc.	30	974

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Herman Miller, Inc.	37	$936
HNI Corp.	30	936
United Rentals, Inc.*	40	910
Triumph Group, Inc.	10	894
Teledyne Technologies, Inc.*	20	879
ABM Industries, Inc.	33	868
HEICO Corp.	17	868
Old Dominion Freight Line, Inc.*	27	864
American Science & Engineering, Inc.	10	852
Simpson Manufacturing Company, Inc.	27	835
II-VI, Inc.*	18	834
American Superconductor Corp.*	29	829
Kaydon Corp.	20	814
Brink’s Co.	30	806
AAR Corp.*	29	797
Franklin Electric Company, Inc.	20	778
Ameron International Corp.	10	764
AO Smith Corp.	20	762
Corporate Executive Board Co.	20	751
Ladish Company, Inc.*	15	729
ESCO Technologies, Inc.	19	719
Insituform Technologies, Inc. — Class A*	27	716
Cascade Corp.	15	709
HUB Group, Inc. — Class A*	20	703
Korn*	30	693
SYKES Enterprises, Inc.*	34	689
Knight Transportation, Inc.	36	684
Healthcare Services Group, Inc.	42	683
Robbins & Myers, Inc.	19	680
Werner Enterprises, Inc.	30	678
Middleby Corp.*	8	675
Watts Water Technologies, Inc. — Class A	18	659
Orbital Sciences Corp.*	38	651
AirTran Holdings, Inc.*	86	636
CIRCOR International, Inc.	15	634
Mine Safety Appliances Co.	20	623
Mueller Industries, Inc.	19	621
Barnes Group, Inc.	30	620
Chart Industries, Inc.*	18	608
DigitalGlobe, Inc.*	19	602
Deluxe Corp.	26	599
Lindsay Corp.	10	594
Skywest, Inc.	38	594
GeoEye, Inc.*	14	593
Amerco, Inc.*	6	576
Badger Meter, Inc.	13	575
Forward Air Corp.	20	568
Ceradyne, Inc.*	18	568
Resources Connection, Inc.	30	558
Kaman Corp.	19	552
Briggs & Stratton Corp.	28	551
Unifirst Corp.	10	550
Granite Construction, Inc.	20	549
Arkansas Best Corp.	20	548
TrueBlue, Inc.*	30	540
Beacon Roofing Supply, Inc.*	30	536
Steelcase, Inc. — Class A	50	529
CoStar Group, Inc.*	9	518
McGrath Rentcorp	19	498
MasTec, Inc.*	34	496
Allegiant Travel Co. — Class A	10	492
Heartland Express, Inc.	30	481
Albany International Corp. — Class A	20	474
Cubic Corp.	10	472
Interface, Inc. — Class A	30	469
Acacia Research — Acacia Technologies*	18	467
Interline Brands, Inc.*	20	455
Knoll, Inc.	27	452
Wabash National Corp.*	38	450
A123 Systems, Inc.*	47	448
Consolidated Graphics, Inc.*	9	436
Tutor Perini Corp.	20	428
Ampco-Pittsburgh Corp.	15	421
Dycom Industries, Inc.*	28	413
Blount International, Inc.*	26	410
LB Foster Co. — Class A*	10	409
Mueller Water Products, Inc. — Class A	97	404
John Bean Technologies Corp.	20	403
AZZ, Inc.	10	400
Altra Holdings, Inc.*	20	397
RBC Bearings, Inc.*	10	391
Advisory Board Co.*	8	381
Quanex Building Products Corp.	20	379
Sun Hydraulics Corp.	10	378
Exponent, Inc.*	10	375
Griffon Corp.*	29	369
American Woodmark Corp.	15	368
Rush Enterprises, Inc. — Class A*	18	368
Sauer-Danfoss, Inc.*	13	367
Team, Inc.*	15	363
ICF International, Inc.*	14	360
Satcon Technology Corp.*	80	360
Kelly Services, Inc. — Class A*	19	357
Titan International, Inc.	18	352
Tredegar Corp.	18	349
GT Solar International, Inc.*	38	347
EnergySolutions, Inc.	62	345
Layne Christensen Co.*	10	344
Ennis, Inc.	20	342
ACCO Brands Corp.*	40	341
EnerNOC, Inc.*	14	335
Mobile Mini, Inc.*	17	335
Raven Industries, Inc.	7	334

72 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

EnPro Industries, Inc.*	8	$332
Colfax Corp.*	18	331
Viad Corp.	13	331
Powell Industries, Inc.*	10	329
Ducommun, Inc.	15	327
Gorman-Rupp Co.	10	323
Dynamex, Inc.*	13	322
Air Transport Services Group, Inc.*	40	316
3D Systems Corp.*	10	315
Trex Company, Inc.*	13	311
Michael Baker Corp.*	10	311
Great Lakes Dredge & Dock Corp.	42	310
TAL International Group, Inc.	10	309
Applied Signal Technology, Inc.	8	303
Standex International Corp.	10	299
SFN Group, Inc.*	30	293
Aircastle Ltd.	28	293
Commercial Vehicle Group, Inc.*	18	292
Astec Industries, Inc.*	9	292
FreightCar America, Inc.	10	289
Textainer Group Holdings Ltd.	10	285
RSC Holdings, Inc.*	29	282
Federal Signal Corp.	41	281
G&K Services, Inc. — Class A	9	278
Kforce, Inc.*	17	275
Universal Forest Products, Inc.	7	272
Navigant Consulting, Inc.*	29	267
Force Protection, Inc.*	48	264
RailAmerica, Inc.*	20	259
Heidrick & Struggles International, Inc.	9	258
CAI International, Inc.*	13	255
Multi-Color Corp.	13	253
Encore Wire Corp.	10	251
Standard Parking Corp.*	13	246
Polypore International, Inc.*	6	244
Gibraltar Industries, Inc.*	18	244
Northwest Pipe Co.*	10	240
DXP Enterprises, Inc.*	10	240
Twin Disc, Inc.	8	239
Huron Consulting Group, Inc.*	9	238
Kadant, Inc.*	10	236
CRA International, Inc.*	10	235
GenCorp, Inc.*	45	233
Orion Marine Group, Inc.*	20	232
M&F Worldwide Corp.*	10	231
Tennant Co.	6	230
Genco Shipping & Trading Ltd.*	16	230
Apogee Enterprises, Inc.	17	229
Dynamic Materials Corp.	10	226
AAON, Inc.	8	226
Comfort Systems USA, Inc.	17	224
Dolan Co.*	16	223
Aerovironment, Inc.*	8	215
Cenveo, Inc.*	40	214
MYR Group, Inc.*	10	210
Astronics Corp.*	10	210
Park-Ohio Holdings Corp.*	10	209
Schawk, Inc. — Class A	10	206
Hawaiian Holdings, Inc.*	26	204
Eagle Bulk Shipping, Inc.*	40	199
H&E Equipment Services, Inc.*	17	197
Titan Machinery, Inc.*	10	193
Marten Transport Ltd.	9	192
Greenbrier Companies, Inc.*	9	189
CDI Corp.	10	186
Columbus McKinnon Corp.*	9	183
Taser International, Inc.*	38	179
Administaff, Inc.	6	176
US Ecology, Inc.	10	174
Ener1, Inc.*	45	171
CBIZ, Inc.*	27	168
Vicor Corp.	10	164
Trimas Corp.*	8	164
On Assignment, Inc.*	20	163
Hill International, Inc.*	25	162
Generac Holdings, Inc.*	10	162
LMI Aerospace, Inc.*	10	160
Capstone Turbine Corp.*	164	157
LaBarge, Inc.*	10	157
Barrett Business Services, Inc.	10	155
American Railcar Industries, Inc.*	7	155
Aceto Corp.	17	153
Excel Maritime Carriers Ltd. — Class A*	27	152
APAC Customer Services, Inc.*	25	152
Douglas Dynamics, Inc.	10	152
Republic Airways Holdings, Inc.*	20	146
Roadrunner Transportation Systems, Inc.*	10	145
American Reprographics Co.*	19	144
Primoris Services Corp.	15	143
Advanced Battery Technologies, Inc.*	37	142
Miller Industries, Inc.	10	142
Graham Corp.	7	140
NCI Building Systems, Inc.*	10	140
School Specialty, Inc.*	10	139
FuelCell Energy, Inc.*	60	139
Herley Industries, Inc.*	8	139
Kimball International, Inc. — Class B	20	138
Energy Conversion Devices, Inc.*	30	138
Mistras Group, Inc.*	10	135
Broadwind Energy, Inc.*	58	134
USA Truck, Inc.*	10	132
Kratos Defense & Security Solutions, Inc.*	10	132

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 73

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Furmanite Corp.*	19	$131
Innerworkings, Inc.*	20	131
Tecumseh Products Co. — Class A*	10	131
Sterling Construction Company, Inc.*	10	130
Metalico, Inc.*	22	129
Casella Waste Systems, Inc. — Class A*	18	128
Courier Corp.	8	124
Houston Wire & Cable Co.	9	121
Hudson Highland Group, Inc.*	20	117
Pacer International, Inc.*	17	116
Volt Information Sciences, Inc.*	13	112
Insteel Industries, Inc.	9	112
Flow International Corp.*	27	110
Microvision, Inc.*	57	106
GP Strategies Corp.*	10	102
Baltic Trading Ltd.	10	102
Saia, Inc.*	6	100
PMFG, Inc.*	6	98
Fuel Tech, Inc.*	10	97
Energy Recovery, Inc.*	26	95
Argan, Inc.*	10	93
Quality Distribution, Inc.*	10	91
Celadon Group, Inc.*	6	89
Franklin Covey Co.*	10	86
Pike Electric Corp.*	10	86
PowerSecure International, Inc.*	10	78
LSI Industries, Inc.	9	76
Horizon Lines, Inc. — Class A	17	74
Pinnacle Airlines Corp.*	9	71
Met-Pro Corp.	6	71
Lydall, Inc.*	8	64
Coleman Cable, Inc.*	10	63
Builders FirstSource, Inc.*	30	59
Ultrapetrol Bahamas Ltd.*	8	51
UQM Technologies, Inc.*	18	41
Applied Energetics, Inc.*	48	41
BlueLinx Holdings, Inc.*	10	37
Standard Register Co.	10	34
LECG Corp.*	20	28
PGT, Inc.*	9	22
Hoku Corp.*	8	21

Total Industrials		120,926

CONSUMER DISCRETIONARY — 2.1%
Deckers Outdoor Corp.*	30	2,392
Sotheby’s	37	1,665
Tenneco, Inc.*	40	1,646
Warnaco Group, Inc.*	29	1,597
Polaris Industries, Inc.	20	1,560
Dana Holding Corp.*	87	1,497
Rent-A-Center, Inc. — Class A	40	1,291
Life Time Fitness, Inc.*	30	1,230
Cheesecake Factory, Inc.*	40	1,226
Jo-Ann Stores, Inc.*	20	1,204
Carter’s, Inc.*	40	1,180
Dillard’s, Inc. — Class A	30	1,138
CROCS, Inc.*	65	1,113
Brunswick Corp.	58	1,087
Cooper Tire & Rubber Co.	45	1,061
Ascena Retail Group, Inc.*	40	1,057
Iconix Brand Group, Inc.*	54	1,043
AnnTaylor Stores Corp.*	38	1,041
Vail Resorts, Inc.*	20	1,041
Cracker Barrel Old Country Store, Inc.	19	1,041
OfficeMax, Inc.*	58	1,027
Coinstar, Inc.*	18	1,016
Live Nation Entertainment, Inc.*	87	994
Eastman Kodak Co.*	185	992
Under Armour, Inc. — Class A*	18	987
PF Chang’s China Bistro, Inc.	20	969
Saks, Inc.*	90	963
Wolverine World Wide, Inc.	30	956
Jos A. Bank Clothiers, Inc.*	23	927
HSN, Inc.*	30	919
Jones Group, Inc.	57	886
Shutterfly, Inc.*	25	876
Valassis Communications, Inc.*	27	873
Sally Beauty Holdings, Inc.*	58	843
Steven Madden Ltd.*	20	834
Arbitron, Inc.	20	830
Jack in the Box, Inc.*	38	803
Collective Brands, Inc.*	38	802
Childrens Place Retail Stores, Inc.*	16	794
Orient-Express Hotels Ltd. — Class A*	61	792
Buckle, Inc.	20	755
Group 1 Automotive, Inc.	18	752
Genesco, Inc.*	20	750
Helen of Troy Ltd.*	25	743
Cinemark Holdings, Inc.	43	741
Hibbett Sports, Inc.*	20	738
Timberland Co. — Class A*	30	738
Gaylord Entertainment Co.*	20	719
Pier 1 Imports, Inc.*	68	714
Steiner Leisure Ltd.*	15	700
Matthews International Corp. — Class A	20	700
Men’s Wearhouse, Inc.	28	699
Ulta Salon Cosmetics & Fragrance, Inc.*	20	680
Pool Corp.	30	676
Capella Education Co.*	10	666
Bob Evans Farms, Inc.	20	659
Texas Roadhouse, Inc. — Class A*	38	652
American Greetings Corp. — Class A	29	643
Regis Corp.	38	631
Columbia Sportswear Co.	10	603

74 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National CineMedia, Inc.	30	$597
Scholastic Corp.	20	591
Cabela’s, Inc.*	27	587
Pinnacle Entertainment, Inc.*	40	561
Cato Corp. — Class A	20	548
Core-Mark Holding Company, Inc.*	15	534
American Axle & Manufacturing Holdings, Inc.*	41	527
Penske Automotive Group, Inc.*	30	523
Ruby Tuesday, Inc.*	40	522
K12, Inc.*	18	516
Finish Line, Inc. — Class A	30	516
Ryland Group, Inc.	30	511
DineEquity, Inc.*	10	494
99 Cents Only Stores*	30	478
Stage Stores, Inc.	27	468
Fred’s, Inc. — Class A	34	468
Shuffle Master, Inc.*	40	458
PEP Boys-Manny Moe & Jack	34	457
Interval Leisure Group, Inc.*	28	452
Meritage Homes Corp.*	20	444
Talbots, Inc.*	52	443
Exide Technologies*	46	433
Quiksilver, Inc.*	85	431
Superior Industries International, Inc.	20	424
Peet’s Coffee & Tea, Inc.*	10	417
Monro Muffler Brake, Inc.	12	415
Barnes & Noble, Inc.	29	410
Liz Claiborne, Inc.*	57	408
Sonic Corp.*	40	405
Belo Corp. — Class A*	57	404
Modine Manufacturing Co.*	26	403
True Religion Apparel, Inc.*	18	401
Blue Nile, Inc.*	7	399
Sonic Automotive, Inc. — Class A	30	397
Buffalo Wild Wings, Inc.*	9	395
Boyd Gaming Corp.*	37	392
Brown Shoe Company, Inc.	28	390
Ascent Media Corp. — Class A*	10	388
Harte-Hanks, Inc.	30	383
NutriSystem, Inc.	18	379
American Public Education, Inc.*	10	372
Grand Canyon Education, Inc.*	19	372
Asbury Automotive Group, Inc.*	20	370
Scientific Games Corp. — Class A*	37	369
Select Comfort Corp.*	40	365
Jakks Pacific, Inc.*	20	364
Ethan Allen Interiors, Inc.	18	360
BJ’s Restaurants, Inc.*	10	354
DSW, Inc. — Class A*	9	352
G-III Apparel Group Ltd.*	10	352
CEC Entertainment, Inc.*	9	349
Skechers U.S.A., Inc. — Class A*	17	340
Vitamin Shoppe, Inc.*	10	336
Retail Ventures, Inc.*	20	326
Callaway Golf Co.	40	323
Stewart Enterprises, Inc. — Class A	48	321
Domino’s Pizza, Inc.*	20	319
Standard Pacific Corp.*	68	313
Knology, Inc.*	20	313
Corinthian Colleges, Inc.*	59	307
Churchill Downs, Inc.	7	304
PetMed Express, Inc.	17	303
Rentrak Corp.*	10	302
Ameristar Casinos, Inc.	19	297
Fuel Systems Solutions, Inc.*	10	294
Rue21, Inc.*	10	293
Beazer Homes USA, Inc.*	54	291
World Wrestling Entertainment, Inc. — Class A	20	285
Charming Shoppes, Inc.*	78	277
Perry Ellis International, Inc.*	10	275
Winnebago Industries, Inc.*	18	274
America’s Car-Mart, Inc.*	10	271
La-Z-Boy, Inc. — Class Z*	30	271
Shoe Carnival, Inc.*	10	270
Dex One Corp.*	35	261
Krispy Kreme Doughnuts, Inc.*	37	258
Oxford Industries, Inc.	10	256
Mediacom Communications Corp. — Class A*	30	254
Dorman Products, Inc.*	7	254
Wet Seal, Inc. — Class A*	68	252
AFC Enterprises, Inc.*	18	250
Lions Gate Entertainment Corp.*	38	247
Overstock.com, Inc.*	15	247
Citi Trends, Inc.*	10	246
Sinclair Broadcast Group, Inc. — Class A	30	245
Global Sources Ltd.*	25	238
Lincoln Educational Services Corp.	15	233
Entercom Communications Corp. — Class A*	20	232
Drew Industries, Inc.	10	227
Universal Electronics, Inc.*	8	227
Universal Technical Institute, Inc.	10	220
Unifi, Inc.*	13	220
RC2 Corp.*	10	218
Zumiez, Inc.*	8	215
Red Robin Gourmet Burgers, Inc.*	10	215
Maidenform Brands, Inc.*	9	214
K-Swiss, Inc. — Class A*	17	212
hhgregg, Inc.*	10	210
Denny’s Corp.*	57	204
EW Scripps Co. — Class A*	20	203
iRobot Corp.*	8	199
Pacific Sunwear of California, Inc.*	36	195
Papa John’s International, Inc.*	7	194
Bridgepoint Education, Inc.*	10	190
Cherokee, Inc.	10	188

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Express, Inc.	10	$188
McClatchy Co. — Class A*	40	187
Stein Mart, Inc.	20	185
HOT Topic, Inc.	28	176
California Pizza Kitchen, Inc.*	10	173
Volcom, Inc.	9	170
Winmark Corp.	5	168
Warner Music Group Corp.*	28	158
CKX, Inc.*	39	157
Libbey, Inc.*	10	155
Speedway Motorsports, Inc.	10	153
Big 5 Sporting Goods Corp.	10	153
Journal Communications, Inc. — Class A*	30	151
Smith & Wesson Holding Corp.*	40	150
Mac-Gray Corp.	10	150
Lumber Liquidators Holdings, Inc.*	6	149
Bebe Stores, Inc.	25	149
Arctic Cat, Inc.*	10	146
Spartan Motors, Inc.	24	146
Furniture Brands International, Inc.*	28	144
Lithia Motors, Inc. — Class A	10	143
Casual Male Retail Group, Inc.*	30	142
Lifetime Brands, Inc.*	10	140
Kirkland’s, Inc.*	10	140
Coldwater Creek, Inc.*	44	139
Sturm Ruger & Company, Inc.	9	138
Standard Motor Products, Inc.	10	137
Leapfrog Enterprises, Inc. — Class A*	24	133
Skyline Corp.	5	130
Drugstore.com, Inc.*	58	128
Bon-Ton Stores, Inc.	10	127
Monarch Casino & Resort, Inc.*	10	125
M/I Homes, Inc.*	8	123
Christopher & Banks Corp.	20	123
Hovnanian Enterprises, Inc. — Class A*	30	123
Marcus Corp.	9	119
Ambassadors Group, Inc.	10	115
Hooker Furniture Corp.	8	113
Movado Group, Inc.*	7	113
Multimedia Games, Inc.*	20	112
Carrols Restaurant Group, Inc.*	15	111
RG Barry Corp.	10	111
Amerigon, Inc.*	10	109
Ruth’s Hospitality Group, Inc.*	23	106
Tuesday Morning Corp.*	20	106
Midas, Inc.*	13	105
Culp, Inc.*	10	104
Systemax, Inc.*	7	99
Archipelago Learning, Inc.*	10	98
LIN TV Corp. — Class A*	18	95
Stoneridge, Inc.*	6	95
MarineMax, Inc.*	10	94
McCormick & Schmick’s Seafood Restaurants, Inc.*	10	91
Haverty Furniture Companies, Inc.	7	91
Morgans Hotel Group Co.*	10	91
Martha Stewart Living Omnimedia — Class A*	20	88
Sealy Corp.*	30	88
SuperMedia, Inc.*	10	87
AH Belo Corp. — Class A*	10	87
Audiovox Corp. — Class A*	10	86
Kid Brands, Inc.*	10	86
LodgeNet Interactive Corp.*	20	85
West Marine, Inc.*	8	85
Brookfield Homes Corp.*	9	85
US Auto Parts Network, Inc.*	10	84
Jamba, Inc.*	37	84
Red Lion Hotels Corp.*	10	80
New York & Company, Inc.*	18	80
Ballantyne Strong, Inc.*	10	78
Carmike Cinemas, Inc.*	10	77
Gaiam, Inc. — Class A	10	77
National American University Holdings, Inc.	10	73
O’Charleys, Inc.*	10	72
Entravision Communications Corp. — Class A*	28	72
Outdoor Channel Holdings, Inc.	10	72
Lee Enterprises, Inc.*	28	69
Marine Products Corp.*	10	67
Isle of Capri Casinos, Inc.*	6	61
Summer Infant, Inc.*	8	61
Nexstar Broadcasting Group, Inc. — Class A*	10	60
Media General, Inc. — Class A*	10	58
Build-A-Bear Workshop, Inc. — Class A*	7	53
Crown Media Holdings, Inc. — Class A*	20	52
Gray Television, Inc.*	28	52
Playboy Enterprises, Inc. — Class B*	10	52
Orbitz Worldwide, Inc.*	9	50
1-800-Flowers.com, Inc. — Class A*	17	46
Cumulus Media, Inc. — Class A*	10	43
Joe’s Jeans, Inc.*	27	42
PRIMEDIA, Inc.	10	42
Conn’s, Inc.*	8	37
Cambium Learning Group, Inc.*	10	34
American Apparel, Inc.*	20	33
Bluegreen Corp.*	10	32
Borders Group, Inc.*	30	27
Radio One, Inc. — Class D*	20	22
Princeton Review, Inc.*	18	21
Empire Resorts, Inc.*	20	21
Vitacost.com, Inc.*†††,[1]	10	5

Total Consumer Discretionary		104,372

76 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

HEALTH CARE — 1.8%
Salix Pharmaceuticals Ltd.*	40	$1,878
Onyx Pharmaceuticals, Inc.*	38	1,401
STERIS Corp.	38	1,385
AMERIGROUP Corp.*	28	1,230
Healthsouth Corp.*	59	1,222
HMS Holdings Corp.*	18	1,166
Haemonetics Corp.*	18	1,137
Owens & Minor, Inc.	38	1,118
Healthspring, Inc.*	41	1,088
Dionex Corp.*	9	1,062
Pharmasset, Inc.*	24	1,042
Medicis Pharmaceutical Corp. — Class A	38	1,018
Immucor, Inc.*	50	992
Theravance, Inc.*	38	953
InterMune, Inc.*	26	946
Magellan Health Services, Inc.*	20	946
Incyte Corporation Ltd.*	57	944
American Medical Systems Holdings, Inc.*	50	943
Parexel International Corp.*	44	934
Catalyst Health Solutions, Inc.*	20	930
WellCare Health Plans, Inc.*	30	907
PSS World Medical, Inc.*	40	904
HeartWare International, Inc.*	10	876
Masimo Corp.	30	872
Viropharma, Inc.*	50	866
Cepheid, Inc.*	38	865
Acorda Therapeutics, Inc.*	30	818
Sirona Dental Systems, Inc.*	19	794
Volcano Corp.*	29	792
Cubist Pharmaceuticals, Inc.*	37	792
Par Pharmaceutical Companies, Inc.*	20	770
Impax Laboratories, Inc.*	38	764
Bruker Corp.*	46	764
Centene Corp.*	30	760
Nektar Therapeutics*	59	758
Invacare Corp.	25	754
NuVasive, Inc.*	29	744
Align Technology, Inc.*	38	743
athenahealth, Inc.*	18	738
Alkermes, Inc.*	59	725
Seattle Genetics, Inc.*	48	718
West Pharmaceutical Services, Inc.	17	700
Quality Systems, Inc.	10	698
Meridian Bioscience, Inc.	30	695
Auxilium Pharmaceuticals, Inc.*	30	633
MWI Veterinary Supply, Inc.*	10	631
Martek Biosciences Corp.*	20	626
Arthrocare Corp.*	20	621
Cyberonics, Inc.*	20	620
MedAssets, Inc.*	30	606
Amedisys, Inc.*	18	603
Questcor Pharmaceuticals, Inc.*	40	589
Exelixis, Inc.*	70	575
Chemed Corp.	9	572
Isis Pharmaceuticals, Inc.*	56	567
PDL BioPharma, Inc.	88	548
Momenta Pharmaceuticals, Inc.*	35	524
DexCom, Inc.*	38	519
Kindred Healthcare, Inc.*	28	514
Insulet Corp.*	33	512
Targacept, Inc.*	19	503
Analogic Corp.	10	495
Greatbatch, Inc.*	20	483
Gentiva Health Services, Inc.*	18	479
CONMED Corp.*	18	476
Integra LifeSciences Holdings Corp.*	10	473
Wright Medical Group, Inc.*	30	466
Air Methods Corp.*	8	450
Vivus, Inc.*	48	450
Savient Pharmaceuticals, Inc.*	40	446
NxStage Medical, Inc.*	17	423
Bio-Reference Labs, Inc.*	19	421
Halozyme Therapeutics, Inc.*	53	420
Amsurg Corp. — Class A*	20	419
Neogen Corp.*	10	410
Universal American Corp.	20	409
Medicines Co.*	28	396
Sequenom, Inc.*	49	393
IPC The Hospitalist Company, Inc.*	10	390
Micromet, Inc.*	48	390
Almost Family, Inc.*	10	384
Hanger Orthopedic Group, Inc.*	18	381
RehabCare Group, Inc.*	16	379
Enzon Pharmaceuticals, Inc.*	30	365
ICU Medical, Inc.*	10	365
Landauer, Inc.	6	360
MannKind Corp.*	44	355
Luminex Corp.*	19	347
Ariad Pharmaceuticals, Inc.*	68	347
Zoll Medical Corp.*	9	335
Immunogen, Inc.*	36	333
Computer Programs & Systems, Inc.	7	328
Assisted Living Concepts, Inc. — Class A*	10	325
Inspire Pharmaceuticals, Inc.*	38	319
Medivation, Inc.*	21	319
NPS Pharmaceuticals, Inc.*	40	316
Celera Corp.*	48	302
LHC Group, Inc.*	10	300
Accelrys, Inc.*	36	299
Geron Corp.*	57	295
Sun Healthcare Group, Inc.*	23	291
Omnicell, Inc.*	20	289
Merit Medical Systems, Inc.*	18	285
Delcath Systems, Inc.*	29	284

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 77

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

SIGA Technologies, Inc.*	20	$280
Molina Healthcare, Inc.*	10	279
National Healthcare Corp.	6	278
Angiodynamics, Inc.*	18	277
Conceptus, Inc.*	20	276
MAKO Surgical Corp.*	18	274
Abaxis, Inc.*	10	269
Chelsea Therapeutics International Ltd.*	35	262
Orthofix International N.V.*	9	261
Ardea Biosciences, Inc.*	10	260
Metabolix, Inc.*	21	256
Natus Medical, Inc.*	18	255
SonoSite, Inc.*	8	253
Affymetrix, Inc.*	50	252
Hi-Tech Pharmacal Company, Inc.*	10	249
Medidata Solutions, Inc.*	10	239
Accuray, Inc.*	35	236
eResearchTechnology, Inc.*	32	235
Sunrise Senior Living, Inc.*	43	234
Cantel Medical Corp.	10	234
America Service Group, Inc.	15	227
Optimer Pharmaceuticals, Inc.*	20	226
Rigel Pharmaceuticals, Inc.*	30	226
Allos Therapeutics, Inc.*	49	226
Akorn, Inc.*	37	225
Select Medical Holdings Corp.*	30	219
AVANIR Pharmaceuticals, Inc. — Class A*	53	216
Endologix, Inc.*	30	215
Neurocrine Biosciences, Inc.*	28	214
Genomic Health, Inc.*	10	214
Opko Health, Inc.*	58	213
AMN Healthcare Services, Inc.*	34	209
Syneron Medical Ltd.*	20	204
Durect Corp.*	58	200
Sangamo Biosciences, Inc.*	30	199
US Physical Therapy, Inc.*	10	198
BMP Sunstone Corp.*	20	198
Alnylam Pharmaceuticals, Inc.*	20	197
Emeritus Corp.*	10	197
Jazz Pharmaceuticals, Inc.*	10	197
Transcend Services, Inc.*	10	196
PharMerica Corp.*	17	195
Cypress Bioscience, Inc.*	30	194
Spectrum Pharmaceuticals, Inc.*	28	192
ABIOMED, Inc.*	20	192
Genoptix, Inc.*	10	190
Healthways, Inc.*	17	190
Vanda Pharmaceuticals, Inc.*	20	189
Exactech, Inc.*	10	188
Lexicon Pharmaceuticals, Inc.*	126	181
AMAG Pharmaceuticals, Inc.*	10	181
Depomed, Inc.*	28	178
Caliper Life Sciences, Inc.*	28	178
Cytori Therapeutics, Inc.*	34	176
Pharmacyclics, Inc.*	29	176
Arqule, Inc.*	30	176
Ensign Group, Inc.	7	174
OraSure Technologies, Inc.*	30	173
XenoPort, Inc.*	20	170
Cross Country Healthcare, Inc.*	20	169
Capital Senior Living Corp.*	25	168
MAP Pharmaceuticals, Inc.*	10	167
Symmetry Medical, Inc.*	18	166
Chindex International, Inc.*	10	165
Emergent Biosolutions, Inc.*	7	164
Accretive Health, Inc.*	10	163
Nabi Biopharmaceuticals*	28	162
Orexigen Therapeutics, Inc.*	20	162
Providence Service Corp.*	10	161
Clinical Data, Inc.*	10	159
Novavax, Inc.*	65	158
BioScrip, Inc.*	30	157
Dynavax Technologies Corp.*	48	154
Unilife Corp.*	28	148
AVI BioPharma, Inc.*	70	148
AVEO Pharmaceuticals, Inc.*	10	146
Rural/Metro Corp.*	10	146
Quidel Corp.*	10	145
Furiex Pharmaceuticals, Inc.*	10	145
Five Star Quality Care, Inc.*	20	141
ZIOPHARM Oncology, Inc.*	30	140
Immunomedics, Inc.*	39	140
Keryx Biopharmaceuticals, Inc.*	30	137
Cadence Pharmaceuticals, Inc.*	18	136
American Dental Partners, Inc.*	10	135
Dyax Corp.*	63	135
Metropolitan Health Networks, Inc.*	30	134
Triple-S Management Corp. — Class B*	7	134
Pozen, Inc.*	20	133
Cynosure, Inc. — Class A*	13	133
Palomar Medical Technologies, Inc.*	9	128
Arena Pharmaceuticals, Inc.*	74	127
BioMimetic Therapeutics, Inc.*	10	127
CryoLife, Inc.*	23	125
Team Health Holdings, Inc.*	8	124
Staar Surgical Co.*	20	122
Pain Therapeutics, Inc.	18	122
Eurand N.V.*	10	118
Vascular Solutions, Inc.*	10	117
Solta Medical, Inc.*	38	116
Merge Healthcare, Inc.*	31	116
Synovis Life Technologies, Inc.*	7	113
Albany Molecular Research, Inc.*	20	112
Rochester Medical Corp.*	10	109
Exact Sciences Corp.*	18	108

78 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

PDI, Inc.*	10	$105
SuperGen, Inc.*	40	105
Progenics Pharmaceuticals, Inc.*	19	104
Ironwood Pharmaceuticals, Inc. — Class A*	10	103
Cambrex Corp.*	20	103
BioCryst Pharmaceuticals, Inc.*	20	103
Spectranetics Corp.*	20	103
IRIS International, Inc.*	10	102
Vical, Inc.*	50	101
Curis, Inc.*	50	99
Ligand Pharmaceuticals, Inc. — Class B*	11	98
Vital Images, Inc.*	7	98
TomoTherapy, Inc.*	27	97
RTI Biologics, Inc.*	36	96
Medical Action Industries, Inc.*	10	96
Continucare Corp.*	20	94
CardioNet, Inc.*	20	94
Obagi Medical Products, Inc.*	8	92
Santarus, Inc.*	28	92
Idenix Pharmaceuticals, Inc.*	18	91
Maxygen, Inc.	23	90
Sciclone Pharmaceuticals, Inc.*	21	88
Peregrine Pharmaceuticals, Inc.*	38	87
Kendle International, Inc.*	8	87
Alliance HealthCare Services, Inc.*	20	85
Enzo Biochem, Inc.*	16	84
StemCells, Inc.*	78	84
Medcath Corp.*	6	84
SurModics, Inc.*	7	83
Omeros Corp.*	10	82
Antares Pharma, Inc.*	48	82
Skilled Healthcare Group, Inc. — Class A*	9	81
Array Biopharma, Inc.*	27	81
Orthovita, Inc.*	40	80
Biosante Pharmaceuticals, Inc.*	48	79
Alphatec Holdings, Inc.*	29	78
Corcept Therapeutics, Inc.*	20	77
Allied Healthcare International, Inc.*	30	75
Celldex Therapeutics, Inc.*	18	74
Inhibitex, Inc.*	27	70
Stereotaxis, Inc.*	18	69
Cerus Corp.*	28	69
CytRx Corp.*	67	68
MELA Sciences, Inc.*	20	67
Cutera, Inc.*	8	66
Nymox Pharmaceutical Corp.*	9	63
Somaxon Pharmaceuticals, Inc.*	20	63
Cytokinetics, Inc.*	30	63
Osiris Therapeutics, Inc.*	8	62
Neuralstem, Inc.*	29	61
Synta Pharmaceuticals Corp.*	10	61
MedQuist, Inc.	7	61
Zalicus, Inc.*	38	60
Cumberland Pharmaceuticals, Inc.*	10	60
Cornerstone Therapeutics, Inc.*	10	58
LCA-Vision, Inc.*	10	58
NeurogesX, Inc.*	9	57
Lannett Company, Inc.*	10	56
Aoxing Pharmaceutical Company, Inc.*	20	56
Inovio Pharmaceuticals, Inc.*	47	54
Affymax, Inc.*	8	53
Hansen Medical, Inc.*	35	51
DynaVox, Inc. — Class A*	10	51
Biotime, Inc.*	6	50
Sucampo Pharmaceuticals, Inc. — Class A*	13	50
Infinity Pharmaceuticals, Inc.*	8	47
PURE Bioscience*	20	44
Acura Pharmaceuticals, Inc.*	13	43
Codexis, Inc.*	4	42
Caraco Pharmaceutical Laboratories Ltd.*	9	41
Alexza Pharmaceuticals, Inc.*	28	35
Nanosphere, Inc.*	7	31
Neostem, Inc.*	17	24
St. Jude Medical, Inc.*	0	17
Biodel, Inc.*	7	13
AspenBio Pharma, Inc.*	20	12

Total Health Care		91,853

ENERGY — 0.9%
Brigham Exploration Co.*	80	2,179
Dril-Quip, Inc.*	21	1,632
Complete Production Services, Inc.*	55	1,625
World Fuel Services Corp.	40	1,446
Berry Petroleum Co. — Class A	30	1,311
Lufkin Industries, Inc.	20	1,248
Bill Barrett Corp.*	29	1,193
Rosetta Resources, Inc.*	28	1,054
CARBO Ceramics, Inc.	10	1,035
Patriot Coal Corp.*	53	1,027
Key Energy Services, Inc.*	77	999
Bristow Group, Inc.*	18	852
McMoRan Exploration Co.*	49	840
Helix Energy Solutions Group, Inc.*	67	813
Swift Energy Co.*	20	783
Energy XXI Bermuda Ltd.*	27	747
Northern Oil and Gas, Inc.*	27	735
Overseas Shipholding Group, Inc.	20	708
ION Geophysical Corp.*	83	704
Nordic American Tanker Shipping	27	703
Kodiak Oil & Gas Corp.*	105	693
International Coal Group, Inc.*	88	681
Ship Finance International Ltd.	30	646
Carrizo Oil & Gas, Inc.*	17	586

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Stone Energy Corp.*	26	$580
Contango Oil & Gas Co.*	10	579
Tetra Technologies, Inc.*	48	570
RPC, Inc.	30	544
Apco Oil and Gas International, Inc.	9	517
Gulfmark Offshore, Inc. — Class A*	17	517
James River Coal Co.*	20	507
Penn Virginia Corp.	30	505
Global Industries Ltd.*	68	471
Clean Energy Fuels Corp.*	34	471
Cloud Peak Energy, Inc.*	20	465
ATP Oil & Gas Corp.*	26	435
Gulfport Energy Corp.*	20	433
Petroleum Development Corp.*	10	422
Hornbeck Offshore Services, Inc.*	20	418
USEC, Inc.*	67	403
Knightsbridge Tankers Ltd.	18	401
T-3 Energy Services, Inc. — Class 3*	10	398
Pioneer Drilling Co.*	42	370
Newpark Resources, Inc.*	60	370
Gulf Island Fabrication, Inc.	13	366
Cal Dive International, Inc.*	64	363
W&T Offshore, Inc.	20	357
Parker Drilling Co.*	78	356
TransAtlantic Petroleum Ltd.*	105	350
Basic Energy Services, Inc.*	20	330
Dawson Geophysical Co.*	10	319
Tesco Corp.*	20	318
Goodrich Petroleum Corp.*	18	317
Crosstex Energy, Inc.	35	310
CVR Energy, Inc.*	20	304
Energy Partners Ltd.*	20	297
Western Refining, Inc.*	28	296
Willbros Group, Inc.*	30	295
Petroquest Energy, Inc.*	38	286
Resolute Energy Corp.*	19	280
Venoco, Inc.*	15	277
BPZ Resources, Inc.*	58	276
Rex Energy Corp.*	20	273
Uranium Energy Corp.*	41	248
Teekay Tankers Ltd. — Class A	20	247
Matrix Service Co.*	20	244
Golar LNG Ltd.	16	240
Hercules Offshore, Inc.*	68	235
Harvest Natural Resources, Inc.*	19	231
Approach Resources, Inc.*	10	231
Warren Resources, Inc.*	50	226
Georesources, Inc.*	10	222
Vaalco Energy, Inc.*	30	215
Cheniere Energy, Inc.*	38	210
Magnum Hunter Resources Corp.*	28	202
Vantage Drilling Co.*	99	201
PHI, Inc.*	10	188
FX Energy, Inc.*	30	184
Abraxas Petroleum Corp.*	40	183
Houston American Energy Corp.	10	181
Endeavour International Corp.*	13	175
Rentech, Inc.*	136	166
General Maritime Corp.	47	153
Allis-Chalmers Energy, Inc.*	20	142
Natural Gas Services Group, Inc.*	7	132
DHT Holdings, Inc.	27	126
Gastar Exploration Ltd.*	28	120
Callon Petroleum Co.*	20	118
Green Plains Renewable Energy, Inc.*	10	113
L&L Energy, Inc.*	10	108
Scorpio Tankers, Inc.*	10	101
Syntroleum Corp.*	52	96
GMX Resources, Inc.*	17	94
Delta Petroleum Corp.*	122	93
Seahawk Drilling, Inc.*	10	89
Union Drilling, Inc.*	12	87
Delek US Holdings, Inc.	10	73
RAM Energy Resources, Inc.*	39	72
Evolution Petroleum Corp.*	10	65
Hess Corp.	1	65
CAMAC Energy, Inc.*	27	54
Miller Petroleum, Inc.*	10	52

Total Energy		45,568

MATERIALS — 0.8%
Hecla Mining Co.*	166	1,869
Solutia, Inc.*	77	1,777
WR Grace & Co.*	48	1,686
Rock-Tenn Co. — Class A	29	1,565
Coeur d’Alene Mines Corp.*	57	1,557
Allied Nevada Gold Corp.*	51	1,342
Silgan Holdings, Inc.	36	1,289
Thompson Creek Metals Company, Inc.*	86	1,266
Rockwood Holdings, Inc.*	27	1,056
Olin Corp.	49	1,006
Sensient Technologies Corp.	27	992
NewMarket Corp.	8	987
Ferro Corp.*	57	835
Golden Star Resources Ltd.*	173	794
AMCOL International Corp.	25	775
OM Group, Inc.*	20	770
Louisiana-Pacific Corp.*	80	757
Worthington Industries, Inc.	40	736
Buckeye Technologies, Inc.	35	735
Stillwater Mining Co.*	34	726
PolyOne Corp.*	58	724
Globe Specialty Metals, Inc.	40	684
Minerals Technologies, Inc.	10	654
Schweitzer-Mauduit International, Inc.	10	629
Clearwater Paper Corp.*	8	626
HB Fuller Co.	30	616
Balchem Corp.	18	609
Calgon Carbon Corp.*	40	605

80 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Deltic Timber Corp.	10	$563
Century Aluminum Co.*	36	559
RTI International Metals, Inc.*	20	540
Stepan Co.	7	534
Kaiser Aluminum Corp.	10	501
US Gold Corp.*	61	492
Georgia Gulf Corp.*	20	481
Innophos Holdings, Inc.	13	469
Koppers Holdings, Inc.	13	465
Hawkins, Inc.	10	444
Westlake Chemical Corp.	10	435
A. Schulman, Inc.	18	412
Texas Industries, Inc.	9	412
Boise, Inc.	51	404
STR Holdings, Inc.*	20	400
KapStone Paper and Packaging Corp.*	25	383
Arch Chemicals, Inc.	10	379
Horsehead Holding Corp.*	28	365
Jaguar Mining, Inc.*	47	335
Quaker Chemical Corp.	8	333
PH Glatfelter Co.	26	319
TPC Group, Inc.*	10	303
Neenah Paper, Inc.	15	295
Haynes International, Inc.	7	293
Graphic Packaging Holding Co.*	70	272
Omnova Solutions, Inc.*	30	251
Kraton Performance Polymers, Inc.*	8	248
General Moly, Inc.*	38	246
Brush Engineered Materials, Inc.*	6	232
Olympic Steel, Inc.	8	229
Wausau Paper Corp.	26	224
United States Lime & Minerals, Inc.*	5	211
Senomyx, Inc.*	29	207
Myers Industries, Inc.	20	195
LSB Industries, Inc.*	8	194
Capital Gold Corp.*	38	193
Spartech Corp.*	20	187
Zoltek Companies, Inc.*	16	185
AM Castle & Co.*	10	184
Headwaters, Inc.*	36	165
Metals USA Holdings Corp.*	10	152
Noranda Aluminum Holding Corp.*	10	146
Graham Packaging Company, Inc.*	10	130
US Energy Corp.*	20	122
Zep, Inc.	6	119
Landec Corp.*	16	96
American Vanguard Corp.	10	85
Verso Paper Corp.*	10	34

Total Materials		42,090

UTILITIES — 0.5%
Nicor, Inc.	29	1,448
Piedmont Natural Gas Company, Inc.	50	1,398
New Jersey Resources Corp.	30	1,293
WGL Holdings, Inc.	34	1,216
Cleco Corp.	38	1,169
Southwest Gas Corp.	30	1,100
Portland General Electric Co.	49	1,063
IDACORP, Inc.	28	1,035
Northwest Natural Gas Co.	20	929
Avista Corp.	40	901
UIL Holdings Corp.	30	899
South Jersey Industries, Inc.	17	898
Unisource Energy Corp.	25	896
MGE Energy, Inc.	20	855
Black Hills Corp.	27	810
PNM Resources, Inc.	58	755
El Paso Electric Co.*	27	743
Allete, Inc.	19	708
Empire District Electric Co.	27	599
NorthWestern Corp.	20	577
Otter Tail Corp.	25	564
Chesapeake Utilities Corp.	10	415
CH Energy Group, Inc.	8	391
Dynegy, Inc. — Class A*	67	377
California Water Service Group	9	335
Laclede Group, Inc.	9	329
Connecticut Water Service, Inc.	10	279
SJW Corp.	10	265
Unitil Corp.	10	227
Central Vermont Public Service Corp.	10	219
American States Water Co.	6	207
Middlesex Water Co.	10	184
York Water Co.	10	173
Consolidated Water Company Ltd.	14	128
Cadiz, Inc.*	10	124
American DG Energy, Inc.*	10	28

Total Utilities		23,537

CONSUMER STAPLES — 0.4%
Ruddick Corp.	29	1,068
United Natural Foods, Inc.*	29	1,064
TreeHouse Foods, Inc.*	20	1,022
Nu Skin Enterprises, Inc. — Class A	30	908
Boston Beer Company, Inc. — Class A*	9	856
Casey’s General Stores, Inc.	20	850
Universal Corp.	20	814
Hain Celestial Group, Inc.*	30	812
Fresh Del Monte Produce, Inc.	30	749
Darling International, Inc.*	48	637
Sanderson Farms, Inc.	15	587
Lancaster Colony Corp.	10	572
Diamond Foods, Inc.	10	532
Weis Markets, Inc.	13	524
Tootsie Roll Industries, Inc.	18	521
J&J Snack Foods Corp.	10	482
Vector Group Ltd.	26	450
Elizabeth Arden, Inc.*	19	437
Nash Finch Co.	10	425
Chiquita Brands International, Inc.*	29	407

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

WD-40 Co.	10	$403
Central Garden and Pet Co. — Class A*	40	395
B&G Foods, Inc. — Class A	28	384
Pricesmart, Inc.	10	380
Snyders-Lance, Inc.	16	375
Andersons, Inc.	10	363
Rite Aid Corp.*	408	360
Prestige Brands Holdings, Inc.*	30	358
Limoneira Co.	10	287
Winn-Dixie Stores, Inc.*	40	287
Heckmann Corp.*	57	287
Spectrum Brands Holdings, Inc.*	9	281
Alliance One International, Inc.*	59	250
Dole Food Company, Inc.*	18	243
Medifast, Inc.*	8	231
Seneca Foods Corp. — Class A*	8	216
Pilgrim’s Pride Corp.*	30	213
Calavo Growers, Inc.	9	207
Pantry, Inc.*	10	199
Cal-Maine Foods, Inc.	6	189
Inter Parfums, Inc.	10	189
National Beverage Corp.	13	171
Smart Balance, Inc.*	38	165
Griffin Land & Nurseries, Inc.	5	162
Ingles Markets, Inc. — Class A	8	154
Spartan Stores, Inc.	9	153
Nutraceutical International Corp.*	10	142
Imperial Sugar Co.	10	134
John B. Sanfilippo & Son, Inc.*	10	124
Star Scientific, Inc.*	62	121
MGP Ingredients, Inc.	10	110
Synutra International, Inc.*	8	108
Revlon, Inc. — Class A*	10	98
Schiff Nutrition International, Inc.	7	64
Harbinger Group, Inc.*	10	62
Female Health Co.	8	46

Total Consumer Staples		21,628

TELECOMMUNICATION SERVICES — 0.2%
Syniverse Holdings, Inc.*	50	1,542
AboveNet, Inc.	10	585
Hughes Communications, Inc.*	10	404
Shenandoah Telecommunications Co.	20	375
Cogent Communications Group, Inc.*	26	368
Cincinnati Bell, Inc.*	127	356
General Communication, Inc. — Class A*	28	354
Consolidated Communications Holdings, Inc.	18	347
Alaska Communications Systems Group, Inc.	28	311
NTELOS Holdings Corp.	16	305
PAETEC Holding Corp.*	78	292
Premiere Global Services, Inc.*	39	265
Cbeyond, Inc.*	17	260
Global Crossing Ltd.*	20	258
IDT Corp. — Class B	10	256
Neutral Tandem, Inc.*	17	245
Atlantic Tele-Network, Inc.	6	230
USA Mobility, Inc.	10	178
Iridium Communications, Inc.*	20	165
Vonage Holdings Corp.*	68	152
FiberTower Corp.*	30	134
ICO Global Communications Holdings Ltd.*	58	87
Globalstar, Inc.*	48	70

Total Telecommunication Services		7,539

Total Common Stocks (Cost $377,541)		749,109

CLOSED-END FUND† — 0.0%
Kayne Anderson Energy Development Co. (Cost $73)	11	198

	Face
	Amount
REPURCHASE AGREEMENTS††,2 — 87.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	$2,085,380	2,085,380
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	803,999	803,999
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	769,541	769,541
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	769,541	769,541

Total Repurchase Agreements (Cost $4,428,461)		4,428,461

Total Investments — 102.1% (Cost $4,806,075)		$5,177,768

Liabilities, Less Cash & Other Assets — (2.1)%		(104,097)

Total Net Assets — 100.0%		$5,073,671

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,407,420)	18	$18,426

82 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
RUSSELL 2000® 2x STRATEGY FUND

		Unrealized
	Units	Loss

EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2011 Russell 2000 Index Swap, Terminating 01/26/11[4] (Notional Value $485,300)	619	$(5,129)
Credit Suisse Capital, LLC January 2011 Russell 2000 Index Swap, Terminating 01/28/11[4] (Notional Value $2,423,251)	3,092	(25,467)
Goldman Sachs International January 2011 Russell 2000 Index Swap, Terminating 01/27/11[4] (Notional Value $5,085,992)	6,490	(47,604)

(Total Notional Value $7,994,543)		$(78,200)

*	Non-income producing security.

†	Value determined based on Level 1 inputs, except as noted — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

†††	Value determined based on Level 3 inputs — See Note 7.

[1]	Illiquid security.

[2]	Repurchase Agreements — See Note 6

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 83

RUSSELL 2000® 2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$749,307
Repurchase agreements, at value	4,428,461

Total investments	5,177,768
Segregated cash with broker	81,000
Receivables:
Securities sold	424
Dividends	831
Interest	13
Other	3,569

Total assets	5,263,605

Liabilities:
Unrealized depreciation on swap agreements	78,200
Payable for:
Swap settlement	5,605
Variation margin	9,900
Securities purchased	24
Fund shares redeemed	85,802
Management fees	4,165
Custodian fees	153
Transfer agent/maintenance fees	1,157
Investor service fees	1,157
Portfolio accounting fees	463
Other	3,308

Total liabilities	189,934

Net assets	$5,073,671

Net assets consist of:
Paid in capital	$5,403,130
Accumulated net investment loss	(201)
Accumulated net realized loss on investments	(641,177)
Net unrealized appreciation on investments	311,919

Net assets	$5,073,671
Capital shares outstanding	34,185
Net asset value per share	$148.42

Investments, at cost	$377,614
Repurchase agreements, at cost	4,428,461

Total cost	$4,806,075
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $2)	$20,827
Interest	3,071

Total investment income	23,898

Expenses:
Management fees	34,262
Transfer agent and administrative fees	9,517
Investor service fees	9,517
Portfolio accounting fees	3,807
Trustees’ fees*	433
Audit and outside service fees	4,002
Printing fees	3,562
Miscellaneous	1,044

Total expenses	66,144

Net investment loss	(42,246)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	323,666
Equity index swaps	1,166,671
Futures contracts	63,270

Net realized gain	1,553,607

Net change in unrealized appreciation (depreciation) on:
Investments	(37,046)
Equity index swaps	(182,014)
Futures contracts	(15,923)

Net change in unrealized appreciation (depreciation)	(234,983)

Net realized and unrealized gain	1,318,624

Net increase in net assets resulting from operations	$1,276,378

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

RUSSELL 2000® 2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(42,246)	$(30,024)
Net realized gain (loss) on investments	1,553,607	(559,709)
Net change in unrealized appreciation (depreciation) on investments	(234,983)	465,754

Net increase (decrease) in net assets resulting from operations	1,276,378	(123,979)

Distributions to shareholders from:
Net investment income	—	(317)

Total distributions to shareholders	—	(317)

Capital share transactions:
Proceeds from sale of shares	48,589,346	85,843,610
Distributions reinvested	—	317
Cost of shares redeemed	(48,443,340)	(85,489,820)

Net increase from capital share transactions	146,006	354,107

Net increase in net assets	1,422,384	229,811
Net assets:
Beginning of year	3,651,287	3,421,476

End of year	$5,073,671	$3,651,287

Accumulated net investment loss at end of year	$(201)	$(454)

Capital share activity:
Shares sold	426,047	1,241,567 †
Shares issued from reinvestment of distributions	—	3 †
Shares redeemed	(428,349)	(1,251,526)†

Net decrease in shares	(2,302)	(9,956)†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 85

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[a]	2008[a]	2007[a]	2006[a]

Per Share Data
Net asset value, beginning of period	$100.07	$73.67	$224.30	$259.70	$250.00

Income (loss) from investment operations:
Net investment income (loss)[c]	(1.25)	(.67)	.10	2.50	.50
Net gain (loss) on investments (realized and unrealized)	49.60	27.08	(148.93)	(35.20)	9.60

Total from investment operations	48.35	26.41	(148.83)	(32.70)	10.10

Less distributions from:
Net investment income	—	(.01)	(1.80)	(.10)	(.40)
Net realized gains	—	—	—	(2.60)	—

Total distributions	—	(.01)	(1.80)	(2.70)	(.40)

Net asset value, end of period	$148.42	$100.07	$73.67	$224.30	$259.70

Total Return[d]	48.30%	35.85%	(66.18%)	(12.59%)	4.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,074	$3,651	$3,421	$6,205	$4,584

Ratios to average net assets:
Net investment income (loss)	(1.11%)	(0.97%)	0.06%	0.95%	1.02%
Total expenses	1.74%	1.75%	1.68%	1.64%	1.64%

Portfolio turnover rate	100%	493%	347%	174%	60%

[a]	Per share amounts for the period October 27, 2006 — April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

[b]	Since commencement of operations: October 27, 2006

[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

86 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
RUSSELL 2000® 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000 Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2010, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 37.85%, while the Russell 2000 Index returned 26.86% over the same time period.
The biggest performance contributors to the index during the period were Information Technology (6.46%), Industrials (4.61%) and Consumer Discretionary (4.44%). Telecommunication Services (0.14%), Utilities (0.59%) and Consumer Staples (0.65%) provided the least performance to the index during the year.
Riverbed Technology, Inc., VeriFone Systems, Inc. and TIBCO Software, Inc. were among the stocks which provided the most performance to the index during the year. Human Genome Sciences, Inc., Assured Guaranty Ltd. And E*TRADE Financial Corp. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(10/01/01)

RUSSELL 2000® 1.5x STRATEGY FUND	37.85%	0.15%	6.51%
RUSSELL 2000 INDEX	26.86%	4.49%	9.05%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Riverbed Technology, Inc.	0.04%
Nordson Corp.	0.03%
TIBCO Software, Inc.	0.03%
VeriFone Systems, Inc.	0.03%
Rackspace Hosting, Inc.	0.03%
Brigham Exploration Co.	0.03%
Baldor Electric Co.	0.03%
Sotheby’s	0.03%
Dril-Quip, Inc.	0.03%
Hecla Mining Co.	0.03%

Top Ten Total	0.31%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   87

SCHEDULE OF INVESTMENTS	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 11.2%

FINANCIALS - 2.3%
American Capital Ltd.*	562	$4,249
BioMed Realty Trust, Inc.	217	4,047
CBL & Associates Properties, Inc.	230	4,025
Highwoods Properties, Inc.	124	3,949
Entertainment Properties Trust	84	3,885
MFA Financial, Inc.	458	3,737
Stifel Financial Corp.*	60	3,722
National Retail Properties, Inc.	136	3,604
FirstMerit Corp.	182	3,602
Tanger Factory Outlet Centers	70	3,583
Apollo Investment Corp.	321	3,553
SVB Financial Group*	66	3,501
Signature Bank *	70	3,500
Kilroy Realty Corp.	95	3,465
Home Properties, Inc.	62	3,440
Alterra Capital Holdings Ltd.	158	3,419
Omega Healthcare Investors, Inc.	152	3,411
American Campus Communities, Inc.	107	3,398
MGIC Investment Corp.*	331	3,373
Platinum Underwriters Holdings Ltd.	74	3,328
Prosperity Bancshares, Inc.	84	3,300
Washington Real Estate Investment Trust	105	3,254
LaSalle Hotel Properties	121	3,194
ProAssurance Corp.*	50	3,030
DiamondRock Hospitality Co.*	248	2,976
Post Properties, Inc.	81	2,940
Mid-America Apartment Communities, Inc.	46	2,921
Trustmark Corp.	109	2,708
Westamerica Bancorporation	47	2,607
NewAlliance Bancshares, Inc.	172	2,577
CNO Financial Group, Inc.*	377	2,556
Hatteras Financial Corp.	84	2,543
First American Financial Corp.	170	2,540
Montpelier Re Holdings Ltd.	120	2,393
Extra Space Storage, Inc.	137	2,384
Colonial Properties Trust	132	2,383
Equity Lifestyle Properties, Inc.	42	2,349
Umpqua Holdings Corp.	192	2,339
Whitney Holding Corp.	163	2,306
Iberiabank Corp.	39	2,306
Portfolio Recovery Associates, Inc.*	30	2,256
American Capital Agency Corp.	78	2,242
Webster Financial Corp.	113	2,226
Delphi Financial Group, Inc. — Class A	76	2,192
Potlatch Corp.	67	2,181
Knight Capital Group, Inc. — Class A*	157	2,165
Cathay General Bancorp	129	2,154
UMB Financial Corp.	52	2,154
Northwest Bancshares, Inc.	180	2,117
Healthcare Realty Trust, Inc.	99	2,096
PHH Corp.*	90	2,084
Ezcorp, Inc. — Class A*	76	2,062
Susquehanna Bancshares, Inc.	213	2,062
Medical Properties Trust, Inc.	184	1,993
Redwood Trust, Inc.	130	1,941
Astoria Financial Corp.	139	1,933
Argo Group International Holdings Ltd.	51	1,910
FNB Corp.	194	1,905
First Financial Bancorp	103	1,903
National Health Investors, Inc.	42	1,891
DCT Industrial Trust, Inc.	356	1,890
International Bancshares Corp.	94	1,883
Cash America International, Inc.	50	1,846
Sovran Self Storage, Inc.	50	1,841
Radian Group, Inc.	223	1,800
Glacier Bancorp, Inc.	119	1,798
Tower Group, Inc.	70	1,791
Starwood Property Trust, Inc.	82	1,761
Old National Bancorp	146	1,736
EastGroup Properties, Inc.	41	1,735
PS Business Parks, Inc.	31	1,727
Hancock Holding Co.	49	1,708
United Bankshares, Inc.	58	1,694
Wintrust Financial Corp.	51	1,685
Sunstone Hotel Investors, Inc.*	163	1,684
National Penn Bancshares, Inc.	207	1,662
KBW, Inc.	58	1,619
World Acceptance Corp.*	30	1,584
Selective Insurance Group, Inc.	86	1,561
MB Financial, Inc.	90	1,559
Franklin Street Properties Corp.	109	1,553
Invesco Mortgage Capital, Inc.	71	1,551
First Cash Financial Services, Inc.*	49	1,519
Provident Financial Services, Inc.	100	1,513
Capstead Mortgage Corp.	120	1,511
DuPont Fabros Technology, Inc.	70	1,489
First Financial Bankshares, Inc.	29	1,484
RLI Corp.	28	1,472
U-Store-It Trust	154	1,468
Park National Corp.	20	1,453
Prospect Capital Corp.	134	1,447
Government Properties Income Trust	54	1,447
Anworth Mortgage Asset Corp.	206	1,442
MF Global Holdings Ltd.*	172	1,438
Hersha Hospitality Trust — Class A	217	1,432
NBT Bancorp, Inc.	59	1,425
First Midwest Bancorp, Inc.	121	1,394
Greenlight Capital Re Ltd. — Class A*	50	1,341
BlackRock Kelso Capital Corp.	121	1,338
CVB Financial Corp.	154	1,335
Community Bank System, Inc.	47	1,305

88 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

American Equity Investment Life Holding Co.	103	$1,293
Lexington Realty Trust	162	1,288
Columbia Banking System, Inc.	61	1,285
Acadia Realty Trust	70	1,277
Texas Capital Bancshares, Inc.*	60	1,276
Employers Holdings, Inc.	73	1,276
Cousins Properties, Inc.	153	1,276
Pico Holdings, Inc.*	40	1,272
Pennsylvania Real Estate Investment Trust	87	1,264
PrivateBancorp, Inc. — Class A	87	1,251
First Commonwealth Financial Corp.	175	1,239
Strategic Hotels & Resorts, Inc.*	234	1,238
Infinity Property & Casualty Corp.	20	1,236
iStar Financial, Inc.*	154	1,204
Dollar Financial Corp.*	42	1,202
LTC Properties, Inc.	42	1,179
Pebblebrook Hotel Trust	58	1,179
Glimcher Realty Trust	140	1,176
Sun Communities, Inc.	35	1,166
FelCor Lodging Trust, Inc.*	163	1,148
Equity One, Inc.	63	1,145
Safety Insurance Group, Inc.	24	1,142
Forestar Group, Inc.*	59	1,139
Horace Mann Educators Corp.	63	1,137
Ocwen Financial Corp.*	119	1,135
PacWest Bancorp	53	1,133
Associated Estates Realty Corp.	74	1,131
Investment Technology Group, Inc.*	69	1,130
Flagstone Reinsurance Holdings S.A.	89	1,121
Investors Real Estate Trust	125	1,121
Brookline Bancorp, Inc.	103	1,118
optionsXpress Holdings, Inc.	70	1,097
Fifth Street Finance Corp.	90	1,093
Bank of the Ozarks, Inc.	25	1,084
Inland Real Estate Corp.	123	1,082
Oritani Financial Corp.	88	1,077
First Potomac Realty Trust	64	1,076
Sterling Bancshares, Inc.	152	1,067
City Holding Co.	29	1,051
MarketAxess Holdings, Inc.	50	1,041
Investors Bancorp, Inc.*	79	1,036
Getty Realty Corp.	33	1,032
Piper Jaffray Companies, Inc.*	29	1,015
Navigators Group, Inc.*	20	1,007
National Financial Partners Corp.*	73	978
Oriental Financial Group, Inc.	78	974
Primerica, Inc.	40	970
Compass Diversified Holdings	54	955
Home Bancshares, Inc.	43	947
Meadowbrook Insurance Group, Inc.	92	943
S&T Bancorp, Inc.	41	926
Nelnet, Inc. — Class A	39	924
Banco Latinoamericano de Comercio Exterior S.A. — Class E	50	923
First Industrial Realty Trust, Inc.*	105	920
Cohen & Steers, Inc.	35	914
MCG Capital Corp.	131	913
United Fire & Casualty Co.	40	893
Evercore Partners, Inc. — Class A	26	884
Internet Capital Group, Inc.*	61	867
Simmons First National Corp. — Class A	30	855
Chemical Financial Corp.	38	842
Universal Health Realty Income Trust	23	840
Trustco Bank Corp.	131	831
Sabra Healthcare REIT, Inc.	45	828
Cypress Sharpridge Investments, Inc.	64	826
Western Alliance Bancorp*	112	824
Independent Bank Corp.	30	811
Boston Private Financial Holdings, Inc.	123	806
Urstadt Biddle Properties, Inc. — Class A	41	797
Ramco-Gershenson Properties Trust	64	797
PMI Group, Inc.*	241	795
PennantPark Investment Corp.	64	783
WesBanco, Inc.	40	758
Sandy Spring Bancorp, Inc.	41	756
Parkway Properties, Inc.	43	753
Lakeland Financial Corp.	35	751
Artio Global Investors, Inc. — Class A	50	738
Southside Bancshares, Inc.	35	737
Harleysville Group, Inc.	20	735
Hilltop Holdings, Inc.*	74	734
BGC Partners, Inc. — Class A	87	723
Retail Opportunity Investments Corp.	72	714
WSFS Financial Corp.	15	712
CNA Surety Corp.*	30	710
Saul Centers, Inc.	15	710
Duff & Phelps Corp. — Class A	42	708
First Financial Corp.	20	703
Amtrust Financial Services, Inc.	40	700
Walter Investment Management Corp.	39	700
Education Realty Trust, Inc.	90	699
Newcastle Investment Corp.*	103	690
FPIC Insurance Group, Inc.*	18	665
Renasant Corp.	39	659
FBL Financial Group, Inc. — Class A	23	659
Flushing Financial Corp.	47	658
Ashford Hospitality Trust, Inc.*	68	656
SCBT Financial Corp.	20	655
Pinnacle Financial Partners, Inc.*	48	652

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TowneBank	40	$636
Maiden Holdings Ltd.	80	629
Credit Acceptance Corp.*	10	628
Bancfirst Corp.	15	618
1st Source Corp.	30	607
Cardinal Financial Corp.	52	605
Hercules Technology Growth Capital, Inc.	58	601
Penns Woods Bancorp, Inc.	15	597
StellarOne Corp.	41	596
Nara Bancorp, Inc.*	60	589
Provident New York Bancorp	56	587
Cedar Shopping Centers, Inc.	93	585
Univest Corporation of Pennsylvania	30	575
eHealth, Inc.*	40	568
International Assets Holding Corp.*	24	566
Encore Capital Group, Inc.*	24	563
NorthStar Realty Finance Corp.	117	556
Tompkins Financial Corp.	14	548
PennyMac Mortgage Investment Trust	30	544
Suffolk Bancorp	22	543
MVC Capital, Inc.	37	540
Resource Capital Corp.	73	539
Beneficial Mutual Bancorp, Inc.*	61	539
Danvers Bancorp, Inc.	30	530
NewStar Financial, Inc.*	50	528
GFI Group, Inc.	112	525
Dime Community Bancshares, Inc.	36	525
AMERISAFE, Inc.*	30	525
Advance America Cash Advance Centers, Inc.	93	525
CapLease, Inc.	90	524
Apollo Commercial Real Estate Finance, Inc.	32	523
Arrow Financial Corp.	19	523
Hudson Valley Holding Corp.	21	520
Capital Southwest Corp.	5	519
Enstar Group Ltd.*	6	507
Oppenheimer Holdings, Inc. — Class A	19	498
Kansas City Life Insurance Co.	15	495
Winthrop Realty Trust	38	486
TICC Capital Corp.	43	482
Kite Realty Group Trust	89	481
Westfield Financial, Inc.	52	481
Phoenix Companies, Inc.*	189	480
Triangle Capital Corp.	25	475
Union First Market Bankshares Corp.	32	473
Great Southern Bancorp, Inc.	20	472
Chesapeake Lodging Trust	25	470
Center Financial Corp.*	62	470
Community Trust Bancorp, Inc.	16	463
Washington Banking Co.	33	452
Global Indemnity plc — Class A*	22	450
First Community Bancshares, Inc.	30	448
TradeStation Group, Inc.*	66	446
Safeguard Scientifics, Inc.*	26	444
Tejon Ranch Co.*	16	441
Citizens, Inc.*	59	440
Consolidated-Tomoka Land Co.	15	434
First Busey Corp.	91	428
Republic Bancorp, Inc. — Class A	18	428
West Coast Bancorp*	150	423
Alliance Financial Corp.	13	421
Colony Financial, Inc.	21	420
Calamos Asset Management, Inc. — Class A	30	420
Sterling Bancorp — Class N	40	419
Financial Institutions, Inc.	22	417
Two Harbors Investment Corp.	42	411
German American Bancorp, Inc.	22	405
Citizens Republic Bancorp, Inc.*	651	400
Cogdell Spencer, Inc.	69	400
Main Street Capital Corp.	22	400
Camden National Corp.	11	399
Territorial Bancorp, Inc.	20	398
United Financial Bancorp, Inc.	26	397
Southwest Bancorp, Inc.	32	397
Bancorp, Inc.*	39	397
Financial Engines, Inc.*	20	397
NGP Capital Resources Co.	43	396
Agree Realty Corp.	15	393
SY Bancorp, Inc.	16	393
Northfield Bancorp, Inc.	29	386
Ameris Bancorp	36	379
SeaBright Holdings, Inc.	41	378
National Bankshares, Inc.	12	378
First of Long Island Corp.	13	376
Berkshire Hills Bancorp, Inc.	17	376
Eagle Bancorp, Inc.*	26	375
Epoch Holding Corp.	24	373
Bridge Bancorp, Inc.	15	370
Home Federal Bancorp, Inc.	30	368
Monmouth Real Estate Investment Corp. — Class A	43	366
Virtus Investment Partners, Inc.*	8	363
RAIT Financial Trust*	164	359
Trico Bancshares	22	355
Washington Trust Bancorp, Inc.	16	350
Bank of Marin Bancorp	10	350
Dynex Capital, Inc.	32	349
FBR Capital Markets Corp.*	91	348
Abington Bancorp, Inc.	29	346
First Financial Holdings, Inc.	30	345
American Safety Insurance Holdings Ltd.*	16	342
Gladstone Capital Corp.	29	334
Bryn Mawr Bank Corp.	19	332

90 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

State Auto Financial Corp.	19	$331
Farmer Mac — Class C	20	326
Bank Mutual Corp.	67	320
Westwood Holdings Group, Inc.	8	320
First Merchants Corp.	36	319
Donegal Group, Inc. — Class A	22	319
CoBiz Financial, Inc.	52	316
United Community Banks, Inc.*	162	316
CreXus Investment Corp.	24	314
Peoples Bancorp, Inc.	20	313
Arlington Asset Investment Corp. — Class A	13	312
First Mercury Financial Corp.	19	312
Lakeland Bancorp, Inc.	28	307
First Bancorp	20	306
Gladstone Investment Corp.	40	306
Gleacher & Company, Inc.*	129	306
BankFinancial Corp.	31	302
Stewart Information Services Corp.	26	300
Citizens & Northern Corp.	20	297
OceanFirst Financial Corp.	23	296
MainSource Financial Group, Inc.	28	291
Excel Trust, Inc.	24	290
HFF, Inc. — Class A*	30	290
Cowen Group, Inc. — Class A*	62	289
GAMCO Investors, Inc. — Class A	6	288
Centerstate Banks, Inc.	36	285
Pacific Continental Corp.	28	282
CNB Financial Corp.	19	281
Kennedy-Wilson Holdings, Inc.*	28	280
Heartland Financial USA, Inc.	16	279
1st United Bancorp, Inc.*	40	276
Orrstown Financial Services, Inc.	10	274
Virginia Commerce Bancorp, Inc.*	44	272
Terreno Realty Corp.*	15	269
Presidential Life Corp.	27	268
Heritage Financial Corp.*	19	264
ESSA Bancorp, Inc.	20	264
Metro Bancorp, Inc.*	24	264
Gladstone Commercial Corp.	14	264
Taylor Capital Group, Inc.*	20	263
SWS Group, Inc.	52	263
Thomas Properties Group, Inc.*	59	249
First Interstate Bancsystem, Inc. — Class A	16	244
Chatham Lodging Trust	14	242
State Bancorp, Inc.	26	241
Golub Capital BDC, Inc.	14	240
Harris & Harris Group, Inc.*	54	237
Sierra Bancorp	22	236
American National Bankshares, Inc.	10	235
Baldwin & Lyons, Inc. — Class B	10	235
UMH Properties, Inc.	23	235
OmniAmerican Bancorp, Inc.*	17	230
Capital City Bank Group, Inc.	18	227
EMC Insurance Group, Inc.	10	226
Solar Capital Ltd.	9	223
ViewPoint Financial Group	19	222
Wilshire Bancorp, Inc.	29	221
Tower Bancorp, Inc.	10	220
MPG Office Trust, Inc.*	80	220
Enterprise Financial Services Corp.	21	220
NASB Financial, Inc.	13	218
LaBranche & Company, Inc.*	60	216
Mission West Properties, Inc.	32	214
Kearny Financial Corp.	24	206
Clifton Savings Bancorp, Inc.	19	205
Sanders Morris Harris Group, Inc.	28	203
West Bancorporation, Inc.	26	203
Hanmi Financial Corp.*	173	199
First Marblehead Corp.*	90	195
Home Bancorp, Inc.*	14	193
Merchants Bancshares, Inc.	7	193
National Interstate Corp.	9	193
Life Partners Holdings, Inc.	10	191
First Bancorp, Inc.	12	189
Century Bancorp, Inc. — Class A	7	188
Avatar Holdings, Inc.*	9	178
Marlin Business Services Corp.*	14	177
Bancorp Rhode Island, Inc.	6	175
Ladenburg Thalmann Financial Services, Inc.*	147	172
One Liberty Properties, Inc.	10	167
Hallmark Financial Services*	18	164
Asta Funding, Inc.	20	162
Peapack Gladstone Financial Corp.	12	157
Medallion Financial Corp.	19	156
Midsouth Bancorp, Inc.	10	154
Primus Guaranty Ltd.*	30	152
CompuCredit Holdings Corp.*	20	140
Crawford & Co. — Class B*	39	133
Universal Insurance Holdings, Inc.	27	131
Flagstar Bancorp, Inc.*	80	130
THL Credit, Inc.	10	130
Ames National Corp.	6	130
Penson Worldwide, Inc.*	26	127
Asset Acceptance Capital Corp.*	21	125
Rockville Financial, Inc.	10	122
JMP Group, Inc.	16	122
Meridian Interstate Bancorp, Inc.*	10	118

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Fox Chase Bancorp, Inc.*	9	$107
Roma Financial Corp.	10	106
First BanCorp*	226	104
Encore Bancshares, Inc.*	10	103
ESB Financial Corp.	6	97
BofI Holding, Inc.*	6	93
Rodman & Renshaw Capital Group, Inc.*	34	91
MidWestOne Financial Group, Inc.	6	91
Pzena Investment Management, Inc. — Class A	11	81
Porter Bancorp, Inc.	7	76
Diamond Hill Investment Group, Inc.	1	72
First South Bancorp, Inc.	10	65
Green Bankshares, Inc.*	20	64
Heritage Financial Group, Inc.	5	62
Waterstone Financial, Inc.*	14	45
Doral Financial Corp.*	28	39

Total Financials		397,253

INFORMATION TECHNOLOGY - 2.1%
Riverbed Technology, Inc.*	214	7,526
TIBCO Software, Inc.*	272	5,361
VeriFone Systems, Inc.*	139	5,360
Rackspace Hosting, Inc.*	163	5,120
Parametric Technology Corp.*	189	4,258
Jack Henry & Associates, Inc.	141	4,110
Acme Packet, Inc.*	75	3,987
Concur Technologies, Inc.*	70	3,635
Finisar Corp.*	120	3,563
ADTRAN, Inc.	96	3,476
Ariba, Inc.*	146	3,430
RF Micro Devices, Inc.*	441	3,241
Microsemi Corp.*	140	3,206
Progress Software Corp.*	75	3,174
Anixter International, Inc.	53	3,166
Hittite Microwave Corp.*	51	3,113
TriQuint Semiconductor, Inc.*	260	3,039
Netlogic Microsystems, Inc.*	96	3,015
Veeco Instruments, Inc.*	70	3,007
SuccessFactors, Inc.*	103	2,983
InterDigital, Inc.	70	2,915
Plantronics, Inc.	76	2,829
Quest Software, Inc.*	101	2,802
Cavium Networks, Inc.*	74	2,788
Aruba Networks, Inc.*	132	2,756
Omnivision Technologies, Inc.*	91	2,695
Blackboard, Inc.*	65	2,685
CACI International, Inc. — Class A*	50	2,670
Wright Express Corp.*	58	2,668
GSI Commerce, Inc.*	109	2,529
Arris Group, Inc.*	209	2,345
MAXIMUS, Inc.	35	2,295
Digital River, Inc.*	66	2,272
Fortinet, Inc.*	70	2,265
Semtech Corp.*	100	2,264
Cymer, Inc.*	50	2,254
Viasat, Inc.*	50	2,221
Netgear, Inc.*	65	2,189
Mentor Graphics Corp.*	180	2,160
Cognex Corp.	72	2,118
ValueClick, Inc.*	132	2,116
OpenTable, Inc.*	30	2,114
Lawson Software, Inc.*	228	2,109
Sapient Corp.	173	2,093
Plexus Corp.*	67	2,073
JDA Software Group, Inc.*	73	2,044
Ultimate Software Group, Inc.*	42	2,042
CommVault Systems, Inc.*	71	2,032
j2 Global Communications, Inc.*	70	2,026
TTM Technologies, Inc.*	135	2,013
Blue Coat Systems, Inc.*	67	2,001
Rofin-Sinar Technologies, Inc.*	54	1,914
Coherent, Inc.*	42	1,896
Littelfuse, Inc.	40	1,882
Cabot Microelectronics Corp.*	45	1,865
MKS Instruments, Inc.*	76	1,861
Advent Software, Inc.*	32	1,853
Taleo Corp. — Class A*	67	1,853
Acxiom Corp.*	107	1,835
Synaptics, Inc.*	62	1,822
Integrated Device Technology, Inc.*	273	1,818
Benchmark Electronics, Inc.*	100	1,816
Unisys Corp.*	70	1,812
Blackbaud, Inc.	69	1,787
Tessera Technologies, Inc.*	79	1,750
Cirrus Logic, Inc.*	108	1,726
Entegris, Inc.*	226	1,688
Power Integrations, Inc.	42	1,686
Loral Space & Communications, Inc.*	22	1,683
Diodes, Inc.*	62	1,673
DTS, Inc.*	34	1,668
ACI Worldwide, Inc.*	62	1,666
Fair Isaac Corp.	70	1,636
TiVo, Inc.*	187	1,614
Mantech International Corp. — Class A*	39	1,612
FEI Co.*	60	1,585
L-1 Identity Solutions, Inc. — Class 1*	133	1,584
Constant Contact, Inc.*	51	1,580
Art Technology Group, Inc.*	257	1,537
Universal Display Corp.*	50	1,533
Earthlink, Inc.	178	1,531
Sanmina-SCI Corp.*	133	1,527
Emulex Corp.*	130	1,516

92 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

DealerTrack Holdings, Inc.*	75	$1,505
Checkpoint Systems, Inc.*	72	1,480
Take-Two Interactive Software, Inc.*	120	1,469
Infinera Corp.*	142	1,467
SRA International, Inc. — Class A*	70	1,432
SAVVIS, Inc.*	56	1,429
Websense, Inc.*	70	1,417
Euronet Worldwide, Inc.*	81	1,413
Entropic Communications, Inc.*	115	1,389
Comtech Telecommunications Corp.	50	1,387
Sourcefire, Inc.*	53	1,374
Harmonic, Inc.*	157	1,345
Scansource, Inc.*	41	1,308
Quantum Corp.*	349	1,298
Aspen Technology, Inc.*	102	1,295
Tekelec*	107	1,274
Terremark Worldwide, Inc.*	97	1,256
SYNNEX Corp.*	40	1,248
Power-One, Inc.*	122	1,244
OSI Systems, Inc.*	34	1,236
Amkor Technology, Inc.*	167	1,234
Applied Micro Circuits Corp.*	115	1,228
DG FastChannel, Inc.*	42	1,213
IPG Photonics Corp.*	38	1,202
MIPS Technologies, Inc. — Class A*	79	1,198
Manhattan Associates, Inc.*	39	1,191
Black Box Corp.	31	1,187
STEC, Inc.*	66	1,165
SolarWinds, Inc.*	60	1,155
Standard Microsystems Corp.*	40	1,153
Lattice Semiconductor Corp.*	190	1,151
Stratasys, Inc.*	35	1,142
CSG Systems International, Inc.*	60	1,136
Pegasystems, Inc.	31	1,136
MTS Systems Corp.	30	1,124
Oclaro, Inc.*	85	1,118
FARO Technologies, Inc.*	34	1,117
Rogers Corp.*	29	1,109
Netscout Systems, Inc.*	48	1,104
Brightpoint, Inc.*	125	1,091
Sonic Solutions, Inc.*	72	1,080
Micrel, Inc.	83	1,078
Newport Corp.*	61	1,060
Insight Enterprises, Inc.*	80	1,053
Bottomline Technologies, Inc.*	48	1,042
Tyler Technologies, Inc.*	50	1,038
ATMI, Inc.*	52	1,037
Brooks Automation, Inc.*	114	1,034
TeleTech Holdings, Inc.*	50	1,030
Compellent Technologies, Inc.*	37	1,021
Volterra Semiconductor Corp.*	44	1,019
RightNow Technologies, Inc.*	43	1,018
Radiant Systems, Inc.*	52	1,018
Daktronics, Inc.	62	987
Heartland Payment Systems, Inc.	64	987
Intermec, Inc.*	77	975
Electronics for Imaging, Inc.*	67	959
Silicon Image, Inc.*	129	948
Sonus Networks, Inc.*	343	916
comScore, Inc.*	41	915
Avid Technology, Inc.*	52	908
Ebix, Inc.*	38	899
United Online, Inc.	136	898
NetSuite, Inc.*	35	875
NIC, Inc.	89	864
Ixia*	51	856
MicroStrategy, Inc. — Class A*	10	855
Kulicke & Soffa Industries, Inc.*	118	850
Ancestry.com, Inc.*	30	850
Xyratex Ltd.*	52	848
VirnetX Holding Corp.	57	846
Park Electrochemical Corp.	28	840
Maxwell Technologies, Inc.*	44	831
Vocus, Inc.*	30	830
Kenexa Corp.*	38	828
Synchronoss Technologies, Inc.*	31	828
Advanced Energy Industries, Inc.*	60	818
Ultratech, Inc.*	41	815
Electro Scientific Industries, Inc.*	50	802
Cardtronics, Inc.*	45	797
TNS, Inc.*	38	790
Methode Electronics, Inc.	60	778
Smith Micro Software, Inc.*	49	771
Epicor Software Corp.*	76	768
Syntel, Inc.	16	765
Anadigics, Inc.*	110	762
Monolithic Power Systems, Inc.*	46	760
LogMeIn, Inc.*	17	754
Mercury Computer Systems, Inc.*	41	754
iGate Corp.	38	749
LivePerson, Inc.*	66	746
Sigma Designs, Inc.*	51	723
Zoran Corp.*	82	722
Formfactor, Inc.*	81	719
EPIQ Systems, Inc.	52	714
ExlService Holdings, Inc.*	32	687
Cohu, Inc.	41	680
THQ, Inc.*	112	679
Move, Inc.*	263	676
Rubicon Technology, Inc.*	31	653
EMS Technologies, Inc.*	33	653
CTS Corp.	59	653
Measurement Specialties, Inc.*	22	646

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hypercom Corp.*	77	$644
Multi-Fineline Electronix, Inc.*	23	609
Axcelis Technologies, Inc.*	176	609
LTX-Credence Corp.*	82	607
Forrester Research, Inc.	17	600
S1 Corp.*	86	593
NVE Corp.*	10	578
Travelzoo, Inc.*	14	577
RealNetworks, Inc.*	136	571
Powerwave Technologies, Inc.*	221	561
Oplink Communications, Inc.*	30	554
Internap Network Services Corp.*	91	553
Knot, Inc.*	55	543
Sycamore Networks, Inc.	26	535
Ceva, Inc.*	26	533
Intevac, Inc.*	38	532
Supertex, Inc.*	22	532
Infospace, Inc.*	64	531
ShoreTel, Inc.*	67	523
Photronics, Inc.*	86	508
Aviat Networks, Inc.*	100	507
Wave Systems Corp. — Class A*	127	500
Perficient, Inc.*	40	500
support.com, Inc.*	77	499
SMART Modular Technologies WWH, Inc.*	86	495
Magma Design Automation, Inc.*	98	491
AXT, Inc.*	47	491
Echelon Corp.*	48	489
IXYS Corp.*	42	488
Electro Rent Corp.	30	485
Super Micro Computer, Inc.*	42	485
Anaren, Inc.*	23	480
Ciber, Inc.*	102	477
Limelight Networks, Inc.*	82	476
Imation Corp.*	46	474
Extreme Networks*	152	470
ModusLink Global Solutions, Inc.*	70	469
Symmetricom, Inc.*	66	468
Rosetta Stone, Inc.*	22	467
Silicon Graphics International Corp.*	51	461
Opnet Technologies, Inc.	17	455
Bel Fuse, Inc. — Class B	19	454
Kopin Corp.*	108	449
KIT Digital, Inc.*	28	449
Rudolph Technologies, Inc.*	54	444
Monotype Imaging Holdings, Inc.*	40	444
Novatel Wireless, Inc.*	46	439
Pericom Semiconductor Corp.*	40	439
Cray, Inc.*	61	436
Dice Holdings, Inc.*	30	431
Seachange International, Inc.*	50	427
Digi International, Inc.*	38	422
Exar Corp.*	60	419
Interactive Intelligence, Inc.*	16	419
Zygo Corp.*	34	416
Nanometrics, Inc.*	32	411
Virtusa Corp.*	25	409
Actuate Corp.*	71	405
Ultra Clean Holdings, Inc.*	43	400
Globecomm Systems, Inc.*	40	400
MoneyGram International, Inc.*	144	390
Digimarc Corp.*	13	390
UTStarcom, Inc.*	187	385
Cass Information Systems, Inc.	10	379
Zix Corp.*	87	371
Lionbridge Technologies, Inc.*	99	365
PROS Holdings, Inc.*	32	364
Spectrum Control, Inc.*	24	360
Pulse Electronics Corp.	66	351
Keynote Systems, Inc.	24	351
DemandTec, Inc.*	31	336
LoopNet, Inc.*	30	333
Spansion, Inc. — Class A*	16	331
Gerber Scientific, Inc.*	42	331
Mindspeed Technologies, Inc.*	54	329
Radisys Corp.*	37	329
Immersion Corp.*	49	329
SS&C Technologies Holdings, Inc.*	16	328
QuinStreet, Inc.*	17	327
VASCO Data Security International, Inc.*	40	325
Integrated Silicon Solution, Inc.*	40	321
TeleCommunication Systems, Inc. — Class A*	68	318
Integral Systems, Inc.*	32	317
DSP Group, Inc.*	38	309
Advanced Analogic Technologies, Inc.*	74	297
Openwave Systems, Inc.*	139	295
Saba Software, Inc.*	48	294
Comverge, Inc.*	42	290
Liquidity Services, Inc.*	20	281
Echo Global Logistics, Inc.*	23	277
FSI International, Inc.*	62	274
American Software, Inc. — Class A	40	271
X-Rite, Inc.*	59	270
Richardson Electronics Ltd.	23	269
GSI Technology, Inc.*	33	267
Stamps.com, Inc.	20	265
Marchex, Inc. — Class A	26	248
Mattson Technology, Inc.*	82	246
Global Cash Access Holdings, Inc.*	76	242

94 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Tessco Technologies, Inc.	15	$239
KVH Industries, Inc.*	20	239
Rimage Corp.*	16	239
DDi Corp.	20	235
MoSys, Inc.*	41	233
Network Equipment Technologies, Inc.*	50	232
PLX Technology, Inc.*	64	231
BigBand Networks, Inc.*	82	230
Deltek, Inc.*	31	225
Local.com Corp.*	34	221
Trident Microsystems, Inc.*	122	217
Conexant Systems, Inc.*	132	215
Online Resources Corp.*	45	209
Occam Networks, Inc.*	24	208
Viasystems Group, Inc.*	10	201
Renaissance Learning, Inc.	17	201
CPI International, Inc.*	10	194
PDF Solutions, Inc.*	40	193
CDC Corp. — Class A*	54	190
Evergreen Solar, Inc.*	324	189
PC Connection, Inc.*	20	177
SRS Labs, Inc.*	20	176
Hackett Group, Inc.*	50	176
Computer Task Group, Inc.*	16	174
Calix, Inc.*	10	169
PC-Telephone, Inc.*	28	168
FalconStor Software, Inc.*	50	168
ePlus, Inc.*	7	165
SPS Commerce, Inc.*	10	158
Agilysys, Inc.*	27	152
Tier Technologies, Inc. — Class B*	24	144
NCI, Inc. — Class A*	6	138
Hutchinson Technology, Inc.*	37	137
Guidance Software, Inc.*	19	137
Alpha & Omega Semiconductor Ltd.*	10	128
TechTarget, Inc.*	16	127
Meru Networks, Inc.*	8	123
Opnext, Inc.*	69	121
Presstek, Inc.*	53	118
MaxLinear, Inc. — Class A*	10	108
Network Engines, Inc.*	62	94
QAD, Inc. — Class A*	9	82
TeleNav, Inc.*	10	73
Ikanos Communications, Inc.*	50	67
Convio, Inc.*	8	66
Stream Global Services, Inc.*	10	40
QAD, Inc. — Class B*	2	20

Total Information Technology		358,772

INDUSTRIALS - 1.8%
Nordson Corp.	63	5,788
Baldor Electric Co.	79	4,980
GrafTech International Ltd.*	197	3,908
Acuity Brands, Inc.	67	3,864
Clean Harbors, Inc.*	45	3,784
Woodward Governor Co.	99	3,718
Alaska Air Group, Inc.*	64	3,628
Esterline Technologies Corp.*	52	3,567
CLARCOR, Inc.	80	3,431
Genesee & Wyoming, Inc. — Class A*	63	3,336
EMCOR Group, Inc.*	110	3,188
JetBlue Airways Corp.*	469	3,100
Watsco, Inc.	47	2,965
Actuant Corp. — Class A	111	2,955
Belden, Inc.	79	2,909
Hexcel Corp.*	156	2,822
Moog, Inc. — Class A*	68	2,706
US Airways Group, Inc.*	270	2,703
Triumph Group, Inc.	30	2,682
Teledyne Technologies, Inc.*	60	2,638
EnerSys*	82	2,634
Tetra Tech, Inc.*	105	2,631
Avis Budget Group, Inc.*	169	2,630
Kaydon Corp.	64	2,606
Curtiss-Wright Corp.	78	2,590
Brady Corp. — Class A	77	2,511
Dollar Thrifty Automotive Group, Inc.*	53	2,505
AO Smith Corp.	65	2,475
Corporate Executive Board Co.	64	2,403
HEICO Corp.	47	2,398
Geo Group, Inc.*	97	2,392
Herman Miller, Inc.	94	2,378
United Stationers, Inc.*	37	2,361
United Rentals, Inc.*	102	2,320
Applied Industrial Technologies, Inc.	70	2,274
ABM Industries, Inc.	86	2,262
Old Dominion Freight Line, Inc.*	70	2,239
HNI Corp.	71	2,215
Middleby Corp.*	26	2,195
Rollins, Inc.	109	2,153
Brink’s Co.	80	2,150
Atlas Air Worldwide Holdings, Inc.*	38	2,122
HUB Group, Inc. — Class A*	60	2,108
Knight Transportation, Inc.	105	1,995
Mueller Industries, Inc.	60	1,962
II-VI, Inc.*	42	1,947
Simpson Manufacturing Company, Inc.	62	1,916
American Superconductor Corp.*	67	1,916
Korn*	82	1,895
Healthcare Services Group, Inc.	115	1,871
Deluxe Corp.	79	1,819

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Watts Water Technologies, Inc. — Class A	48	$1,756
Granite Construction, Inc.	64	1,756
GeoEye, Inc.*	40	1,696
DigitalGlobe, Inc.*	53	1,681
Werner Enterprises, Inc.	74	1,672
Insituform Technologies, Inc. — Class A*	63	1,670
Polypore International, Inc.*	40	1,629
Acacia Research — Acacia Technologies*	62	1,608
AirTran Holdings, Inc.*	217	1,604
AAR Corp.*	58	1,593
Barnes Group, Inc.	77	1,592
Orbital Sciences Corp.*	92	1,576
Franklin Electric Company, Inc.	40	1,557
CoStar Group, Inc.*	27	1,554
Chart Industries, Inc.*	46	1,554
ESCO Technologies, Inc.	41	1,551
Robbins & Myers, Inc.	43	1,539
RBC Bearings, Inc.*	39	1,524
Briggs & Stratton Corp.	76	1,496
SYKES Enterprises, Inc.*	73	1,479
Resources Connection, Inc.	79	1,469
Ladish Company, Inc.*	30	1,458
Ameron International Corp.	19	1,451
Skywest, Inc.	92	1,437
Beacon Roofing Supply, Inc.*	80	1,430
Steelcase, Inc. — Class A	135	1,427
Knoll, Inc.	83	1,389
MasTec, Inc.*	93	1,357
Amerco, Inc.*	14	1,345
Raven Industries, Inc.	28	1,335
Advisory Board Co.*	28	1,334
Allegiant Travel Co. — Class A	27	1,329
Ceradyne, Inc.*	42	1,324
CIRCOR International, Inc.	31	1,311
Forward Air Corp.	46	1,305
Interface, Inc. — Class A	83	1,299
Wabash National Corp.*	109	1,292
Heartland Express, Inc.	80	1,282
Mobile Mini, Inc.*	64	1,260
Cubic Corp.	26	1,226
Quanex Building Products Corp.	64	1,214
Blount International, Inc.*	76	1,198
Titan International, Inc.	61	1,192
Kaman Corp.	41	1,192
TrueBlue, Inc.*	66	1,187
A123 Systems, Inc.*	123	1,173
Administaff, Inc.	40	1,172
Tennant Co.	30	1,152
Interline Brands, Inc.*	50	1,138
Mine Safety Appliances Co.	36	1,121
Arkansas Best Corp.	40	1,097
Albany International Corp. — Class A	46	1,090
Huron Consulting Group, Inc.*	41	1,084
EnPro Industries, Inc.*	26	1,081
McGrath Rentcorp	41	1,075
Astec Industries, Inc.*	33	1,070
Rush Enterprises, Inc. — Class A*	52	1,063
Mueller Water Products, Inc. — Class A	251	1,047
Unifirst Corp.	19	1,046
Badger Meter, Inc.	23	1,017
Universal Forest Products, Inc.	26	1,011
John Bean Technologies Corp.	50	1,006
Heidrick & Struggles International, Inc.	35	1,003
TAL International Group, Inc.	32	988
AZZ, Inc.	24	960
Lindsay Corp.	16	951
Applied Signal Technology, Inc.	25	947
Consolidated Graphics, Inc.*	19	920
SFN Group, Inc.*	94	917
3D Systems Corp.*	29	913
Griffon Corp.*	71	905
GT Solar International, Inc.*	99	903
Layne Christensen Co.*	26	895
Aircastle Ltd.	85	888
Tutor Perini Corp.	41	878
Encore Wire Corp.	35	878
Satcon Technology Corp.*	194	873
NACCO Industries, Inc. — Class A	8	867
G&K Services, Inc. — Class A	28	865
American Science & Engineering, Inc.	10	852
Dycom Industries, Inc.*	57	841
Trex Company, Inc.*	35	839
EnergySolutions, Inc.	150	836
Sun Hydraulics Corp.	22	832
Altra Holdings, Inc.*	41	814
Aerovironment, Inc.*	30	805
ICF International, Inc.*	31	797
Kforce, Inc.*	49	793
Comfort Systems USA, Inc.	60	790
RSC Holdings, Inc.*	81	789
ACCO Brands Corp.*	92	784
LB Foster Co. — Class A*	19	778
Genco Shipping & Trading Ltd.*	54	778
Kelly Services, Inc. — Class A*	41	771
Great Lakes Dredge & Dock Corp.	103	759
Gibraltar Industries, Inc.*	55	746
Air Transport Services Group, Inc.*	94	743
Viad Corp.	29	739

96 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hawaiian Holdings, Inc.*	94	$737
Dolan Co.*	52	724
Colfax Corp.*	39	718
Navigant Consulting, Inc.*	78	718
Apogee Enterprises, Inc.	53	714
Tredegar Corp.	36	698
Standex International Corp.	23	688
Federal Signal Corp.	100	686
Ennis, Inc.	40	684
Exponent, Inc.*	18	676
Greenbrier Companies, Inc.*	31	651
EnerNOC, Inc.*	27	646
Force Protection, Inc.*	116	639
Columbus McKinnon Corp.*	31	630
Team, Inc.*	26	629
Standard Parking Corp.*	31	586
Commercial Vehicle Group, Inc.*	36	585
H&E Equipment Services, Inc.*	50	578
Textainer Group Holdings Ltd.	20	570
MYR Group, Inc.*	27	567
Dynamic Materials Corp.	25	564
Marten Transport Ltd.	26	556
Gorman-Rupp Co.	17	549
RailAmerica, Inc.*	40	518
Orion Marine Group, Inc.*	44	510
M&F Worldwide Corp.*	22	508
GenCorp, Inc.*	98	507
Eagle Bulk Shipping, Inc.*	100	498
Saia, Inc.*	30	498
Vicor Corp.	30	492
Cenveo, Inc.*	92	491
Trimas Corp.*	24	491
Northwest Pipe Co.*	20	481
Sauer-Danfoss, Inc.*	17	480
Ducommun, Inc.	22	479
Cascade Corp.	10	473
On Assignment, Inc.*	58	473
Taser International, Inc.*	100	470
Republic Airways Holdings, Inc.*	64	468
CDI Corp.	25	465
FreightCar America, Inc.	16	463
American Reprographics Co.*	61	463
CBIZ, Inc.*	74	462
US Ecology, Inc.	26	452
AAON, Inc.	16	451
CRA International, Inc.*	19	447
Celadon Group, Inc.*	30	444
Michael Baker Corp.*	14	435
NCI Building Systems, Inc.*	31	434
Primoris Services Corp.	45	429
Powell Industries, Inc.*	13	427
Generac Holdings, Inc.*	26	420
Astronics Corp.*	20	420
School Specialty, Inc.*	30	418
Houston Wire & Cable Co.	31	417
Furmanite Corp.*	60	415
Schawk, Inc. — Class A	20	412
CAI International, Inc.*	21	412
Excel Maritime Carriers Ltd. — Class A*	73	411
Pacer International, Inc.*	60	410
PMFG, Inc.*	25	410
Sterling Construction Company, Inc.*	31	404
Advanced Battery Technologies, Inc.*	104	400
Herley Industries, Inc.*	23	398
American Railcar Industries, Inc.*	18	398
Dynamex, Inc.*	16	396
Kratos Defense & Security Solutions, Inc.*	30	395
Ampco-Pittsburgh Corp.	14	393
Capstone Turbine Corp.*	407	391
Alamo Group, Inc.	14	389
Insteel Industries, Inc.	31	387
Ener1, Inc.*	102	387
Graham Corp.	19	380
Douglas Dynamics, Inc.	25	379
Kadant, Inc.*	16	377
Energy Conversion Devices, Inc.*	81	373
Multi-Color Corp.	19	370
Tecumseh Products Co. — Class A*	28	365
VSE Corp.	11	363
FuelCell Energy, Inc.*	156	360
Aceto Corp.	40	360
Metalico, Inc.*	61	359
Twin Disc, Inc.	12	358
Kimball International, Inc. — Class B	50	345
Flow International Corp.*	83	339
Broadwind Energy, Inc.*	146	337
APAC Customer Services, Inc.*	55	334
Mistras Group, Inc.*	24	324
Roadrunner Transportation Systems, Inc.*	22	318
Titan Machinery, Inc.*	16	309
Baltic Trading Ltd.	30	306
Lawson Products, Inc.	12	299
Casella Waste Systems, Inc. — Class A*	42	298
Park-Ohio Holdings Corp.*	14	293
Hudson Highland Group, Inc.*	49	286
Miller Industries, Inc.	20	285
Microvision, Inc.*	147	273
LSI Industries, Inc.	31	262
Fuel Tech, Inc.*	27	262
Innerworkings, Inc.*	40	262
Pike Electric Corp.*	30	257

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Energy Recovery, Inc.*	69	$253
LaBarge, Inc.*	16	251
Courier Corp.	16	248
Met-Pro Corp.	21	248
Hill International, Inc.*	38	246
American Woodmark Corp.	10	245
DXP Enterprises, Inc.*	10	240
Lydall, Inc.*	29	233
PowerSecure International, Inc.*	30	233
Ultrapetrol Bahamas Ltd.*	36	231
International Shipholding Corp.	9	229
Quality Distribution, Inc.*	25	227
Horizon Lines, Inc. — Class A	51	223
Pinnacle Airlines Corp.*	28	221
Volt Information Sciences, Inc.*	23	199
Universal Truckload Services, Inc.*	12	191
USA Truck, Inc.*	14	185
GP Strategies Corp.*	17	174
Global Defense Technology & Systems, Inc.*	10	169
Xerium Technologies, Inc.*	10	159
UQM Technologies, Inc.*	62	142
Barrett Business Services, Inc.	9	140
Franklin Covey Co.*	16	137
Builders FirstSource, Inc.*	66	130
PAM Transportation Services, Inc.*	10	112
Applied Energetics, Inc.*	129	110
Standard Register Co.	31	106
LMI Aerospace, Inc.*	6	96
Argan, Inc.*	10	93
Omega Flex, Inc.*	5	83
Hoku Corp.*	29	77
PGT, Inc.*	31	76
Coleman Cable, Inc.*	12	75
BlueLinx Holdings, Inc.*	20	73
Compx International, Inc.	5	57
LECG Corp.*	40	55

Total Industrials		304,640

CONSUMER DISCRETIONARY - 1.6%
Sotheby’s	110	4,950
Deckers Outdoor Corp.*	57	4,545
Tenneco, Inc.*	100	4,116
Warnaco Group, Inc.*	72	3,965
Dana Holding Corp.*	227	3,907
Polaris Industries, Inc.	48	3,745
Rent-A-Center, Inc. — Class A	110	3,551
ArvinMeritor, Inc.*	165	3,386
Cheesecake Factory, Inc.*	104	3,189
Under Armour, Inc. — Class A*	56	3,071
Vail Resorts, Inc.*	59	3,070
Jo-Ann Stores, Inc.*	50	3,011
Coinstar, Inc.*	52	2,935
Carter’s, Inc.*	97	2,863
AnnTaylor Stores Corp.*	102	2,794
Life Time Fitness, Inc.*	68	2,787
Brunswick Corp.	146	2,736
Live Nation Entertainment, Inc.*	236	2,695
Valassis Communications, Inc.*	83	2,685
Ascena Retail Group, Inc.*	101	2,668
Dillard’s, Inc. — Class A	70	2,656
Wolverine World Wide, Inc.	80	2,550
CROCS, Inc.*	145	2,482
Childrens Place Retail Stores, Inc.*	50	2,482
Cooper Tire & Rubber Co.	103	2,429
OfficeMax, Inc.*	137	2,425
Saks, Inc.*	223	2,386
Eastman Kodak Co.*	439	2,353
Sally Beauty Holdings, Inc.*	160	2,325
Cracker Barrel Old Country Store, Inc.	42	2,300
Iconix Brand Group, Inc.*	117	2,259
Collective Brands, Inc.*	106	2,237
Men’s Wearhouse, Inc.	87	2,173
Gaylord Entertainment Co.*	60	2,156
Jones Group, Inc.	136	2,113
Jos A. Bank Clothiers, Inc.*	51	2,056
Capella Education Co.*	30	1,997
Orient-Express Hotels Ltd. — Class A*	152	1,975
PF Chang’s China Bistro, Inc.	40	1,938
Jack in the Box, Inc.*	90	1,902
Pool Corp.	82	1,848
Pier 1 Imports, Inc.*	176	1,848
HSN, Inc.*	60	1,838
Hibbett Sports, Inc.*	49	1,808
Steven Madden Ltd.*	43	1,794
Ulta Salon Cosmetics & Fragrance, Inc.*	52	1,768
Matthews International Corp. — Class A	50	1,749
Timberland Co. — Class A*	70	1,721
National CineMedia, Inc.	86	1,712
Buckle, Inc.	45	1,700
Bob Evans Farms, Inc.	50	1,648
Scholastic Corp.	55	1,625
American Greetings Corp. — Class A	71	1,573
Texas Roadhouse, Inc. — Class A*	91	1,563
CEC Entertainment, Inc.*	40	1,553
Regis Corp.	92	1,527
Cabela’s, Inc.*	70	1,523
Group 1 Automotive, Inc.	36	1,503
Cinemark Holdings, Inc.	87	1,500
Genesco, Inc.*	40	1,500
Arbitron, Inc.	36	1,495
Helen of Troy Ltd.*	49	1,457

98 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Monro Muffler Brake, Inc.	42	$1,453
Ruby Tuesday, Inc.*	110	1,437
DineEquity, Inc.*	29	1,432
Shutterfly, Inc.*	40	1,401
Cato Corp. — Class A	50	1,371
Blue Nile, Inc.*	24	1,369
Pinnacle Entertainment, Inc.*	97	1,360
Finish Line, Inc. — Class A	78	1,341
BJ’s Restaurants, Inc.*	37	1,311
Columbia Sportswear Co.	21	1,266
American Axle & Manufacturing Holdings, Inc.*	97	1,247
Modine Manufacturing Co.*	80	1,240
PEP Boys-Manny Moe & Jack	92	1,236
G-III Apparel Group Ltd.*	35	1,230
Buffalo Wild Wings, Inc.*	28	1,228
Penske Automotive Group, Inc.*	70	1,219
99 Cents Only Stores*	76	1,211
K12, Inc.*	42	1,204
Ryland Group, Inc.	70	1,192
Skechers U.S.A., Inc. — Class A*	59	1,180
Meritage Homes Corp.*	53	1,177
Steiner Leisure Ltd.*	25	1,168
Liz Claiborne, Inc.*	163	1,167
Interval Leisure Group, Inc.*	72	1,162
Exide Technologies*	120	1,129
Scientific Games Corp. — Class A*	113	1,126
Stage Stores, Inc.	63	1,092
American Public Education, Inc.*	29	1,080
Quiksilver, Inc.*	213	1,080
Lumber Liquidators Holdings, Inc.*	42	1,046
Belo Corp. — Class A*	147	1,041
Sonic Corp.*	102	1,032
Shuffle Master, Inc.*	90	1,031
Domino’s Pizza, Inc.*	64	1,021
Talbots, Inc.*	116	988
Sonic Automotive, Inc. — Class A	74	980
Vitamin Shoppe, Inc.*	29	976
Boyd Gaming Corp.*	90	954
Brown Shoe Company, Inc.	68	947
Grand Canyon Education, Inc.*	48	940
DSW, Inc. — Class A*	24	938
True Religion Apparel, Inc.*	42	935
Asbury Automotive Group, Inc.*	50	924
Callaway Golf Co.	114	920
National Presto Industries, Inc.	7	910
Pre-Paid Legal Services, Inc.*	15	904
Papa John’s International, Inc.*	32	886
Stewart Enterprises, Inc. — Class A	132	883
Jakks Pacific, Inc.*	47	856
Maidenform Brands, Inc.*	36	856
Core-Mark Holding Company, Inc.*	24	854
Fred’s, Inc. — Class A	62	853
RC2 Corp.*	39	849
Superior Industries International, Inc.	40	849
Ethan Allen Interiors, Inc.	42	840
Barnes & Noble, Inc.	59	835
Peet’s Coffee & Tea, Inc.*	20	835
Dorman Products, Inc.*	23	834
Select Comfort Corp.*	90	822
Standard Pacific Corp.*	177	814
NutriSystem, Inc.	38	799
Drew Industries, Inc.	35	795
Corinthian Colleges, Inc.*	152	792
Ascent Media Corp. — Class A*	20	775
La-Z-Boy, Inc. — Class Z*	84	758
Winnebago Industries, Inc.*	49	745
Churchill Downs, Inc.	17	738
PetMed Express, Inc.	41	730
Zumiez, Inc.*	27	726
Knology, Inc.*	46	719
Krispy Kreme Doughnuts, Inc.*	103	719
Harte-Hanks, Inc.	56	715
iRobot Corp.*	28	697
Charming Shoppes, Inc.*	196	696
Lions Gate Entertainment Corp.*	106	690
Universal Technical Institute, Inc.	31	683
Beazer Homes USA, Inc.*	121	652
Retail Ventures, Inc.*	40	652
Wet Seal, Inc. — Class A*	176	651
Express, Inc.	34	639
AFC Enterprises, Inc.*	45	626
Volcom, Inc.	33	623
Rue21, Inc.*	21	616
Oxford Industries, Inc.	24	615
Lithia Motors, Inc. — Class A	43	615
Dex One Corp.*	82	612
Big 5 Sporting Goods Corp.	40	611
Bridgepoint Education, Inc.*	32	608
Pacific Sunwear of California, Inc.*	112	607
California Pizza Kitchen, Inc.*	35	605
Rentrak Corp.*	20	603
Denny’s Corp.*	166	594
Ameristar Casinos, Inc.	37	578
Mediacom Communications Corp. — Class A*	67	567
Sinclair Broadcast Group, Inc. — Class A	69	564
Red Robin Gourmet Burgers, Inc.*	26	558
Perry Ellis International, Inc.*	20	549
K-Swiss, Inc. — Class A*	44	549
Shoe Carnival, Inc.*	20	540
Libbey, Inc.*	34	526
World Wrestling Entertainment, Inc. — Class A	36	513
EW Scripps Co. — Class A*	50	508

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Fuel Systems Solutions, Inc.*	17	$499
Lincoln Educational Services Corp.	31	481
Sturm Ruger & Company, Inc.	31	474
McClatchy Co. — Class A*	101	472
Citi Trends, Inc.*	19	466
Entercom Communications Corp. — Class A*	40	463
hhgregg, Inc.*	22	461
Universal Electronics, Inc.*	16	454
Movado Group, Inc.*	28	452
Kirkland’s, Inc.*	32	449
Blyth, Inc.	13	448
Stoneridge, Inc.*	28	442
America’s Car-Mart, Inc.*	16	433
Amerigon, Inc.*	39	424
Destination Maternity Corp.*	11	417
M/I Homes, Inc.*	27	415
HOT Topic, Inc.	66	414
Stein Mart, Inc.	44	407
Furniture Brands International, Inc.*	79	406
Warner Music Group Corp.*	72	405
Christopher & Banks Corp.	64	394
Morgans Hotel Group Co.*	43	390
Marcus Corp.	29	385
Global Sources Ltd.*	40	381
Haverty Furniture Companies, Inc.	29	376
MarineMax, Inc.*	40	374
Smith & Wesson Holding Corp.*	100	374
Cavco Industries, Inc.*	8	374
Hovnanian Enterprises, Inc. — Class A*	90	368
Standard Motor Products, Inc.	26	356
CKX, Inc.*	88	355
Ambassadors Group, Inc.	30	345
Leapfrog Enterprises, Inc. — Class A*	62	344
Journal Communications, Inc. — Class A*	68	343
Unifi, Inc.*	20	339
Casual Male Retail Group, Inc.*	71	337
Coldwater Creek, Inc.*	104	330
Drugstore.com, Inc.*	146	323
Isle of Capri Casinos, Inc.*	31	317
Spartan Motors, Inc.	52	317
Hooker Furniture Corp.	22	311
Audiovox Corp. — Class A*	34	293
Arctic Cat, Inc.*	20	293
Bebe Stores, Inc.	49	292
CSS Industries, Inc.	14	289
Systemax, Inc.*	20	282
Overstock.com, Inc.*	17	280
Multimedia Games, Inc.*	50	279
Lifetime Brands, Inc.*	19	267
Tuesday Morning Corp.*	50	264
Steinway Musical Instruments, Inc.*	13	258
Bon-Ton Stores, Inc.	20	253
AH Belo Corp. — Class A*	29	252
LIN TV Corp. — Class A*	47	249
Ruth’s Hospitality Group, Inc.*	53	245
Archipelago Learning, Inc.*	25	245
Speedway Motorsports, Inc.	16	245
Fisher Communications, Inc.*	11	240
Mac-Gray Corp.	16	239
Skyline Corp.	9	235
Media General, Inc. — Class A*	40	231
Gaiam, Inc. — Class A	30	231
Jamba, Inc.*	100	227
Sealy Corp.*	77	225
O’Charleys, Inc.*	31	223
Weyco Group, Inc.	9	220
Build-A-Bear Workshop, Inc. — Class A*	28	214
Playboy Enterprises, Inc. — Class B*	40	209
Kid Brands, Inc.*	24	205
Entravision Communications Corp. — Class A*	79	203
CPI Corp.	9	203
West Marine, Inc.*	19	201
SuperMedia, Inc.*	23	200
ReachLocal, Inc.*	10	199
Cherokee, Inc.	10	188
Brookfield Homes Corp.*	20	188
Midas, Inc.*	22	178
Lee Enterprises, Inc.*	72	177
New York & Company, Inc.*	40	177
Kenneth Cole Productions, Inc. — Class A*	14	175
Orbitz Worldwide, Inc.*	31	173
McCormick & Schmick’s Seafood Restaurants, Inc.*	19	173
Cumulus Media, Inc. — Class A*	40	172
REX American Resources Corp.*	11	169
Winmark Corp.	5	168
Summer Infant, Inc.*	22	167
Lacrosse Footwear, Inc.	10	164
Martha Stewart Living Omnimedia — Class A*	37	164
Ballantyne Strong, Inc.*	20	155
Carmike Cinemas, Inc.*	20	154
Gray Television, Inc.*	82	153
LodgeNet Interactive Corp.*	36	153
Red Lion Hotels Corp.*	19	152
Outdoor Channel Holdings, Inc.	20	143
US Auto Parts Network, Inc.*	16	134
Marine Products Corp.*	19	127
PRIMEDIA, Inc.	30	126

100 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Johnson Outdoors, Inc. — Class A*	10	$125
Caribou Coffee Company, Inc.*	12	121
Nexstar Broadcasting Group, Inc. — Class A*	20	120
Carrols Restaurant Group, Inc.*	16	119
Crown Media Holdings, Inc. — Class A*	45	118
Joe’s Jeans, Inc.*	73	114
RG Barry Corp.	10	111
1-800-Flowers.com, Inc. — Class A*	41	110
Cambium Learning Group, Inc.*	30	103
National American University Holdings, Inc.	14	103
Einstein Noah Restaurant Group, Inc.	7	98
Learning Tree International, Inc.	10	96
Westwood One, Inc.*	10	91
Shiloh Industries, Inc.	7	84
American Apparel, Inc.*	50	83
Delta Apparel, Inc.*	6	81
Conn’s, Inc.*	17	80
Monarch Casino & Resort, Inc.*	6	75
Borders Group, Inc.*	80	72
Books-A-Million, Inc. — Class A	12	70
Bluegreen Corp.*	20	64
Culp, Inc.*	6	62
Beasley Broadcasting Group, Inc. — Class A*	10	60
Radio One, Inc. — Class D*	50	56
Princeton Review, Inc.*	44	52
Empire Resorts, Inc.*	40	41
Vitacost.com, Inc.*,†††,1	20	10

Total Consumer Discretionary		270,091

HEALTH CARE - 1.4%
Salix Pharmaceuticals Ltd.*	86	4,051
AMERIGROUP Corp.*	86	3,777
Onyx Pharmaceuticals, Inc.*	102	3,761
STERIS Corp.	101	3,682
Dionex Corp.*	31	3,658
Healthsouth Corp.*	155	3,210
Owens & Minor, Inc.	102	3,002
Catalyst Health Solutions, Inc.*	61	2,836
HMS Holdings Corp.*	43	2,785
Haemonetics Corp.*	42	2,654
Healthspring, Inc.*	99	2,626
Medicis Pharmaceutical Corp. — Class A	98	2,625
Theravance, Inc.*	102	2,557
Magellan Health Services, Inc.*	54	2,553
Masimo Corp.	87	2,529
Sirona Dental Systems, Inc.*	59	2,465
InterMune, Inc.*	67	2,439
Chemed Corp.	38	2,413
Immucor, Inc.*	121	2,399
Pharmasset, Inc.*	55	2,388
Incyte Corporation Ltd.*	143	2,368
Cepheid, Inc.*	104	2,366
Par Pharmaceutical Companies, Inc.*	60	2,311
West Pharmaceutical Services, Inc.	54	2,225
Viropharma, Inc.*	128	2,217
American Medical Systems Holdings, Inc.*	117	2,207
Cubist Pharmaceuticals, Inc.*	103	2,204
Parexel International Corp.*	102	2,165
Seattle Genetics, Inc.*	142	2,123
WellCare Health Plans, Inc.*	70	2,115
Quality Systems, Inc.	30	2,095
Nektar Therapeutics*	163	2,095
Volcano Corp.*	76	2,076
Bruker Corp.*	125	2,075
Centene Corp.*	81	2,053
Impax Laboratories, Inc.*	102	2,051
athenahealth, Inc.*	50	2,049
PSS World Medical, Inc.*	90	2,034
Alkermes, Inc.*	159	1,953
Align Technology, Inc.*	99	1,934
HeartWare International, Inc.*	22	1,927
Meridian Bioscience, Inc.	75	1,737
Amedisys, Inc.*	51	1,708
Martek Biosciences Corp.*	54	1,690
Neogen Corp.*	41	1,682
NuVasive, Inc.*	65	1,667
Acorda Therapeutics, Inc.*	61	1,663
Isis Pharmaceuticals, Inc.*	162	1,639
Integra LifeSciences Holdings Corp.*	34	1,608
Invacare Corp.	52	1,568
Cyberonics, Inc.*	50	1,551
Auxilium Pharmaceuticals, Inc.*	71	1,498
Zoll Medical Corp.*	40	1,489
Exelixis, Inc.*	180	1,478
PDL BioPharma, Inc.	234	1,458
MedAssets, Inc.*	72	1,454
Gentiva Health Services, Inc.*	53	1,410
Arthrocare Corp.*	44	1,367
Questcor Pharmaceuticals, Inc.*	90	1,326
Kindred Healthcare, Inc.*	72	1,323
CONMED Corp.*	49	1,295
DexCom, Inc.*	92	1,256
Air Methods Corp.*	22	1,238
Savient Pharmaceuticals, Inc.*	110	1,225
Medicines Co.*	86	1,215
Landauer, Inc.	20	1,199
Vivus, Inc.*	126	1,181
MWI Veterinary Supply, Inc.*	18	1,137
Luminex Corp.*	61	1,115

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Micromet, Inc.*	135	$1,096
IPC The Hospitalist Company, Inc.*	28	1,092
Targacept, Inc.*	41	1,086
Amsurg Corp. — Class A*	51	1,068
Immunogen, Inc.*	114	1,056
RehabCare Group, Inc.*	44	1,043
Computer Programs & Systems, Inc.	22	1,030
Insulet Corp.*	66	1,023
Universal American Corp.	50	1,022
Enzon Pharmaceuticals, Inc.*	84	1,022
Orthofix International N.V.*	35	1,015
Momenta Pharmaceuticals, Inc.*	67	1,003
Analogic Corp.	20	990
LHC Group, Inc.*	33	990
NxStage Medical, Inc.*	39	970
Abaxis, Inc.*	36	967
Greatbatch, Inc.*	40	966
Wright Medical Group, Inc.*	60	932
Sequenom, Inc.*	116	930
Ariad Pharmaceuticals, Inc.*	182	928
Halozyme Therapeutics, Inc.*	116	919
Bio-Reference Labs, Inc.*	41	909
MannKind Corp.*	112	903
Celera Corp.*	139	876
NPS Pharmaceuticals, Inc.*	108	853
Medivation, Inc.*	56	850
Merit Medical Systems, Inc.*	53	839
Inspire Pharmaceuticals, Inc.*	99	832
Medidata Solutions, Inc.*	34	812
Geron Corp.*	157	812
Hanger Orthopedic Group, Inc.*	38	805
Molina Healthcare, Inc.*	28	780
Accelrys, Inc.*	91	755
Conceptus, Inc.*	54	745
ICU Medical, Inc.*	20	730
Delcath Systems, Inc.*	74	725
SIGA Technologies, Inc.*	51	714
National Healthcare Corp.	15	694
Rigel Pharmaceuticals, Inc.*	91	685
Healthways, Inc.*	60	670
Omnicell, Inc.*	46	665
Natus Medical, Inc.*	46	652
Syneron Medical Ltd.*	64	652
Angiodynamics, Inc.*	42	646
Neurocrine Biosciences, Inc.*	84	642
eResearchTechnology, Inc.*	85	625
Quidel Corp.*	43	621
Assisted Living Concepts, Inc. — Class A*	19	618
Emergent Biosolutions, Inc.*	26	610
PharMerica Corp.*	53	607
Alnylam Pharmaceuticals, Inc.*	61	601
Emeritus Corp.*	30	591
Affymetrix, Inc.*	117	588
Depomed, Inc.*	92	585
Allos Therapeutics, Inc.*	126	581
Triple-S Management Corp. — Class B*	30	572
Sun Healthcare Group, Inc.*	45	570
Optimer Pharmaceuticals, Inc.*	50	565
MAKO Surgical Corp.*	37	563
Select Medical Holdings Corp.*	77	563
Accuray, Inc.*	83	560
Endologix, Inc.*	77	551
Metabolix, Inc.*	45	548
Ensign Group, Inc.	22	547
Opko Health, Inc.*	148	543
Spectrum Pharmaceuticals, Inc.*	79	543
SonoSite, Inc.*	17	537
Symmetry Medical, Inc.*	58	536
AMAG Pharmaceuticals, Inc.*	29	525
Akorn, Inc.*	86	522
AVANIR Pharmaceuticals, Inc. — Class A*	124	506
Hi-Tech Pharmacal Company, Inc.*	20	499
Sunrise Senior Living, Inc.*	91	496
BMP Sunstone Corp.*	50	495
Genoptix, Inc.*	26	495
Ardea Biosciences, Inc.*	19	494
Durect Corp.*	142	490
Lexicon Pharmaceuticals, Inc.*	337	485
ABIOMED, Inc.*	50	480
Palomar Medical Technologies, Inc.*	33	469
MAP Pharmaceuticals, Inc.*	28	469
Sangamo Biosciences, Inc.*	69	458
Caliper Life Sciences, Inc.*	72	456
Chelsea Therapeutics International Ltd.*	60	450
Cantel Medical Corp.	19	445
OraSure Technologies, Inc.*	77	443
Cytori Therapeutics, Inc.*	85	441
Rural/Metro Corp.*	30	437
Vanda Pharmaceuticals, Inc.*	46	435
Unilife Corp.*	82	435
Cross Country Healthcare, Inc.*	51	432
BioMimetic Therapeutics, Inc.*	34	432
XenoPort, Inc.*	50	426
Pharmacyclics, Inc.*	69	420
Nabi Biopharmaceuticals*	72	417
Cypress Bioscience, Inc.*	64	415
Medcath Corp.*	29	405
Team Health Holdings, Inc.*	26	404
Pain Therapeutics, Inc.	59	398
US Physical Therapy, Inc.*	20	396
Immunomedics, Inc.*	110	394
Jazz Pharmaceuticals, Inc.*	20	394

102 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULEOFINVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Arqule, Inc.*	67	$393
Transcend Services, Inc.*	20	392
Dynavax Technologies Corp.*	122	390
Orexigen Therapeutics, Inc.*	48	388
AVI BioPharma, Inc.*	182	386
AMN Healthcare Services, Inc.*	62	381
Novavax, Inc.*	155	377
Exact Sciences Corp.*	62	371
Synovis Life Technologies, Inc.*	23	371
Biotime, Inc.*	44	367
Keryx Biopharmaceuticals, Inc.*	80	366
Staar Surgical Co.*	60	366
American Dental Partners, Inc.*	27	365
ZIOPHARM Oncology, Inc.*	77	359
Eurand N.V.*	30	355
Providence Service Corp.*	22	354
Five Star Quality Care, Inc.*	50	353
Young Innovations, Inc.	11	352
Vascular Solutions, Inc.*	30	352
Almost Family, Inc.*	9	346
Genomic Health, Inc.*	16	342
Dyax Corp.*	157	336
Obagi Medical Products, Inc.*	29	335
BioScrip, Inc.*	64	335
Cadence Pharmaceuticals, Inc.*	44	332
Arena Pharmaceuticals, Inc.*	193	332
Accretive Health, Inc.*	20	325
Vital Images, Inc.*	23	322
Merge Healthcare, Inc.*	86	321
SurModics, Inc.*	27	320
Chindex International, Inc.*	19	313
IRIS International, Inc.*	30	307
TomoTherapy, Inc.*	84	303
Santarus, Inc.*	92	301
Metropolitan Health Networks, Inc.*	67	299
Solta Medical, Inc.*	96	293
Idenix Pharmaceuticals, Inc.*	58	292
Corvel Corp.*	6	290
Clinical Data, Inc.*	18	286
Enzo Biochem, Inc.*	54	285
Array Biopharma, Inc.*	94	281
AVEO Pharmaceuticals, Inc.*	19	278
CryoLife, Inc.*	51	276
Capital Senior Living Corp.*	41	275
Pozen, Inc.*	41	273
Ironwood Pharmaceuticals, Inc. — Class A*	26	269
Biospecifics Technologies Corp.*	10	256
Sciclone Pharmaceuticals, Inc.*	61	255
Albany Molecular Research, Inc.*	45	253
Skilled Healthcare Group, Inc. — Class A*	28	251
Progenics Pharmaceuticals, Inc.*	46	251
Synta Pharmaceuticals Corp.*	41	251
Kensey Nash Corp.*	9	250
Omeros Corp.*	30	247
Vical, Inc.*	121	244
BioCryst Pharmaceuticals, Inc.*	47	243
Cambrex Corp.*	47	243
Ligand Pharmaceuticals, Inc. — Class B*	27	241
Curis, Inc.*	121	240
Spectranetics Corp.*	46	237
SuperGen, Inc.*	90	236
Continucare Corp.*	50	234
RTI Biologics, Inc.*	86	230
Rochester Medical Corp.*	20	218
StemCells, Inc.*	202	218
Osiris Therapeutics, Inc.*	28	218
Furiex Pharmaceuticals, Inc.*	15	217
Maxygen, Inc.	55	216
Inhibitex, Inc.*	83	216
Celldex Therapeutics, Inc.*	52	214
Orthovita, Inc.*	106	213
Peregrine Pharmaceuticals, Inc.*	91	209
Alliance HealthCare Services, Inc.*	49	208
Antares Pharma, Inc.*	122	207
Kendle International, Inc.*	19	207
Affymax, Inc.*	31	206
Alphatec Holdings, Inc.*	76	205
LCA-Vision, Inc.*	35	201
Stereotaxis, Inc.*	52	199
Biosante Pharmaceuticals, Inc.*	121	198
Nymox Pharmaceutical Corp.*	27	190
CardioNet, Inc.*	40	187
Allied Healthcare International, Inc.*	74	186
Cynosure, Inc. — Class A*	18	184
Cutera, Inc.*	22	182
CytRx Corp.*	180	182
Codexis, Inc.*	17	180
Zalicus, Inc.*	112	177
Cytokinetics, Inc.*	84	176
Corcept Therapeutics, Inc.*	45	174
Neuralstem, Inc.*	80	170
Somaxon Pharmaceuticals, Inc.*	50	157
MedQuist, Inc.	18	156
Inovio Pharmaceuticals, Inc.*	134	154
Medical Action Industries, Inc.*	16	153
Cerus Corp.*	62	153
America Service Group, Inc.	10	151
MELA Sciences, Inc.*	42	141
Nanosphere, Inc.*	32	140
PURE Bioscience*	57	127
Exactech, Inc.*	6	113
Infinity Pharmaceuticals, Inc.*	19	113
Lannett Company, Inc.*	20	112

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Aoxing Pharmaceutical Company, Inc.*	40	$112
NeurogesX, Inc.*	17	108
Hansen Medical, Inc.*	70	103
DynaVox, Inc. — Class A*	20	103
Cumberland Pharmaceuticals, Inc.*	16	96
Alexza Pharmaceuticals, Inc.*	69	86
Sucampo Pharmaceuticals, Inc. — Class A*	22	84
Transcept Pharmaceuticals, Inc.*	10	74
Alimera Sciences, Inc.*	7	73
Caraco Pharmaceutical Laboratories Ltd.*	14	64
Anthera Pharmaceuticals, Inc.*	13	63
PDI, Inc.*	6	63
Acura Pharmaceuticals, Inc.*	19	63
Cornerstone Therapeutics, Inc.*	10	58
Neostem, Inc.*	38	54
Biodel, Inc.*	29	53
AspenBio Pharma, Inc.*	64	39

Total Health Care		239,198

ENERGY - 0.7%
Brigham Exploration Co.*	187	5,159
Dril-Quip, Inc.*	63	4,896
Complete Production Services, Inc.*	133	3,930
World Fuel Services Corp.	107	3,869
Bill Barrett Corp.*	85	3,496
Berry Petroleum Co. — Class A	80	3,496
Rosetta Resources, Inc.*	90	3,388
Lufkin Industries, Inc.	53	3,307
CARBO Ceramics, Inc.	30	3,106
Bristow Group, Inc.*	62	2,936
Key Energy Services, Inc.*	207	2,687
Patriot Coal Corp.*	133	2,576
McMoRan Exploration Co.*	143	2,451
Swift Energy Co.*	58	2,271
Nordic American Tanker Shipping	83	2,160
Energy XXI Bermuda Ltd.*	77	2,131
Helix Energy Solutions Group, Inc.*	167	2,027
Carrizo Oil & Gas, Inc.*	55	1,897
Northern Oil and Gas, Inc.*	69	1,877
ION Geophysical Corp.*	209	1,772
Kodiak Oil & Gas Corp.*	260	1,716
International Coal Group, Inc.*	220	1,703
Stone Energy Corp.*	69	1,538
Overseas Shipholding Group, Inc.	43	1,523
Ship Finance International Ltd.	70	1,506
Tetra Technologies, Inc.*	116	1,377
Gulfmark Offshore, Inc. — Class A*	45	1,368
RPC, Inc.	75	1,359
Petroleum Development Corp.*	30	1,266
Global Industries Ltd.*	171	1,185
James River Coal Co.*	46	1,165
USEC, Inc.*	193	1,162
Cloud Peak Energy, Inc.*	50	1,161
Contango Oil & Gas Co.*	20	1,159
Apco Oil and Gas International, Inc.	20	1,150
Penn Virginia Corp.	67	1,127
ATP Oil & Gas Corp.*	66	1,105
OYO Geospace Corp.*	11	1,090
W&T Offshore, Inc.	60	1,072
T-3 Energy Services, Inc. — Class 3*	25	996
Cal Dive International, Inc.*	162	919
Clean Energy Fuels Corp.*	66	913
Newpark Resources, Inc.*	147	905
Resolute Energy Corp.*	61	900
Knightsbridge Tankers Ltd.	40	891
Western Refining, Inc.*	84	889
Parker Drilling Co.*	192	877
Golar LNG Ltd.	56	841
Hornbeck Offshore Services, Inc.*	40	835
TransAtlantic Petroleum Ltd.*	242	806
Willbros Group, Inc.*	81	795
Tesco Corp.*	50	794
Pioneer Drilling Co.*	90	793
BPZ Resources, Inc.*	165	785
Gulfport Energy Corp.*	36	779
Rex Energy Corp.*	53	723
Goodrich Petroleum Corp.*	41	723
CVR Energy, Inc.*	47	713
Energy Partners Ltd.*	46	684
Hercules Offshore, Inc.*	196	678
Clayton Williams Energy, Inc.*	8	672
Magnum Hunter Resources Corp.*	93	670
Petroquest Energy, Inc.*	88	663
Basic Energy Services, Inc.*	40	659
Harvest Natural Resources, Inc.*	52	633
Crosstex Energy, Inc.	70	620
Teekay Tankers Ltd. — Class A	50	617
Vaalco Energy, Inc.*	84	601
Uranium Energy Corp.*	96	580
Matrix Service Co.*	44	536
Warren Resources, Inc.*	117	529
Houston American Energy Corp.	29	525
Venoco, Inc.*	28	517
Vantage Drilling Co.*	252	512
Gulf Island Fabrication, Inc.	18	507
Abraxas Petroleum Corp.*	110	503
Cheniere Energy, Inc.*	86	475

104 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

FX Energy, Inc.*	75	$461
Allis-Chalmers Energy, Inc.*	64	454
Dawson Geophysical Co.*	14	447
Rentech, Inc.*	361	440
General Maritime Corp.	130	422
Georesources, Inc.*	19	422
Isramco, Inc.*	5	421
Endeavour International Corp.*	30	418
Panhandle Oil and Gas, Inc. — Class A	14	384
PHI, Inc.*	20	377
Approach Resources, Inc.*	16	370
DHT Holdings, Inc.	77	358
Green Plains Renewable Energy, Inc.*	29	327
Natural Gas Services Group, Inc.*	17	321
Callon Petroleum Co.*	54	320
Gastar Exploration Ltd.*	69	297
GMX Resources, Inc.*	53	293
L&L Energy, Inc.*	26	281
Delta Petroleum Corp.*	304	231
Syntroleum Corp.*	107	198
Seahawk Drilling, Inc.*	20	179
Delek US Holdings, Inc.	24	175
RAM Energy Resources, Inc.*	92	169
CAMAC Energy, Inc.*	83	165
Scorpio Tankers, Inc.*	16	162
Miller Petroleum, Inc.*	29	151
Evolution Petroleum Corp.*	19	124
Union Drilling, Inc.*	16	116
Global Geophysical Services, Inc.*	10	104
Alon USA Energy, Inc.	14	84
Hallador Energy Co.	7	73

Total Energy		119,966

MATERIALS - 0.6%
Hecla Mining Co.*	422	4,752
Solutia, Inc.*	202	4,662
WR Grace & Co.*	122	4,286
Coeur d’Alene Mines Corp.*	152	4,153
Rockwood Holdings, Inc.*	91	3,560
Thompson Creek Metals Company, Inc.*	234	3,444
Silgan Holdings, Inc.	91	3,259
Allied Nevada Gold Corp.*	118	3,105
Rock-Tenn Co. — Class A	56	3,021
Sensient Technologies Corp.	81	2,975
Olin Corp.	131	2,688
NewMarket Corp.	17	2,097
OM Group, Inc.*	54	2,080
Ferro Corp.*	140	2,050
Golden Star Resources Ltd.*	431	1,978
Louisiana-Pacific Corp.*	209	1,977
Minerals Technologies, Inc.	30	1,962
PolyOne Corp.*	155	1,936
Schweitzer-Mauduit International, Inc.	30	1,888
Globe Specialty Metals, Inc.	101	1,726
Worthington Industries, Inc.	93	1,711
Century Aluminum Co.*	106	1,646
Clearwater Paper Corp.*	20	1,566
HB Fuller Co.	76	1,559
Balchem Corp.	46	1,555
Arch Chemicals, Inc.	40	1,517
Westlake Chemical Corp.	34	1,478
Stillwater Mining Co.*	68	1,452
Georgia Gulf Corp.*	60	1,444
Kaiser Aluminum Corp.	28	1,402
Calgon Carbon Corp.*	91	1,376
Innophos Holdings, Inc.	38	1,371
Buckeye Technologies, Inc.	63	1,324
Texas Industries, Inc.	28	1,282
AMCOL International Corp.	41	1,271
RTI International Metals, Inc.*	47	1,268
US Gold Corp.*	154	1,243
Brush Engineered Materials, Inc.*	30	1,159
STR Holdings, Inc.*	54	1,080
A. Schulman, Inc.	47	1,076
Stepan Co.	14	1,068
Koppers Holdings, Inc.	29	1,038
PH Glatfelter Co.	84	1,031
Jaguar Mining, Inc.*	143	1,020
Deltic Timber Corp.	18	1,014
Boise, Inc.	120	952
Quaker Chemical Corp.	22	917
Horsehead Holding Corp.*	69	900
KapStone Paper and Packaging Corp.*	56	857
Haynes International, Inc.	20	837
Zep, Inc.	40	795
Graphic Packaging Holding Co.*	188	731
General Moly, Inc.*	112	726
LSB Industries, Inc.*	29	704
Wausau Paper Corp.	80	689
Kraton Performance Polymers, Inc.*	22	681
Myers Industries, Inc.	62	604
Omnova Solutions, Inc.*	72	602
Zoltek Companies, Inc.*	50	577
Olympic Steel, Inc.	20	574
AM Castle & Co.*	30	552
Capital Gold Corp.*	96	487
Spartech Corp.*	51	477
Headwaters, Inc.*	104	476
Graham Packaging Company, Inc.*	33	430
TPC Group, Inc.*	14	424
Senomyx, Inc.*	58	413

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Universal Stainless & Alloy*	12	$375
Neenah Paper, Inc.	17	335
Noranda Aluminum Holding Corp.*	20	292
Hawkins, Inc.	6	266
AEP Industries, Inc.*	10	259
Metals USA Holdings Corp.*	17	259
American Vanguard Corp.	30	256
Landec Corp.*	40	239
US Energy Corp.*	39	237
KMG Chemicals, Inc.	10	166
NL Industries, Inc.	13	145
Verso Paper Corp.*	17	58
United States Lime & Minerals, Inc.*	1	42

Total Materials		107,884

UTILITIES - 0.3%
Nicor, Inc.	71	3,544
Piedmont Natural Gas Company, Inc.	120	3,355
IDACORP, Inc.	82	3,032
New Jersey Resources Corp.	70	3,018
Cleco Corp.	97	2,984
WGL Holdings, Inc.	82	2,933
South Jersey Industries, Inc.	53	2,799
Southwest Gas Corp.	74	2,714
Portland General Electric Co.	122	2,647
UIL Holdings Corp.	82	2,457
Unisource Energy Corp.	62	2,222
Avista Corp.	94	2,117
El Paso Electric Co.*	69	1,900
Black Hills Corp.	63	1,890
Northwest Natural Gas Co.	40	1,859
PNM Resources, Inc.	142	1,849
Allete, Inc.	47	1,751
NorthWestern Corp.	60	1,730
MGE Energy, Inc.	40	1,710
Empire District Electric Co.	74	1,643
Laclede Group, Inc.	41	1,498
Otter Tail Corp.	62	1,398
CH Energy Group, Inc.	28	1,369
California Water Service Group	35	1,304
American States Water Co.	28	965
Dynegy, Inc. — Class A*	170	955
Chesapeake Utilities Corp.	20	830
Central Vermont Public Service Corp.	25	547
Middlesex Water Co.	29	532
SJW Corp.	16	424
Connecticut Water Service, Inc.	14	390
Unitil Corp.	16	364
York Water Co.	20	346
Cadiz, Inc.*	20	249
Consolidated Water Company Ltd.	19	174
Artesian Resources Corp. — Class A	8	152
American DG Energy, Inc.*	30	83

Total Utilities		59,734

CONSUMER STAPLES - 0.3%
TreeHouse Foods, Inc.*	57	2,912
United Natural Foods, Inc.*	78	2,861
Ruddick Corp.	72	2,652
Casey’s General Stores, Inc.	60	2,551
Nu Skin Enterprises, Inc. — Class A	81	2,451
Diamond Foods, Inc.	40	2,127
Fresh Del Monte Produce, Inc.	74	1,846
Hain Celestial Group, Inc.*	67	1,813
Darling International, Inc.*	136	1,806
Universal Corp.	40	1,628
Sanderson Farms, Inc.	39	1,527
Lancaster Colony Corp.	26	1,487
Boston Beer Company, Inc. — Class A*	15	1,426
Tootsie Roll Industries, Inc.	42	1,217
WD-40 Co.	30	1,208
Vector Group Ltd.	68	1,178
Pricesmart, Inc.	30	1,141
B&G Foods, Inc. — Class A	82	1,126
Nash Finch Co.	24	1,020
Andersons, Inc.	28	1,018
Chiquita Brands International, Inc.*	71	995
Spectrum Brands Holdings, Inc.*	31	966
J&J Snack Foods Corp.	20	965
Snyders-Lance, Inc.	40	938
Rite Aid Corp.*	1,059	935
Elizabeth Arden, Inc.*	40	920
Central Garden and Pet Co. — Class A*	90	889
Weis Markets, Inc.	22	887
Prestige Brands Holdings, Inc.*	67	801
Pantry, Inc.*	40	794
Dole Food Company, Inc.*	56	757
Heckmann Corp.*	147	739
Spartan Stores, Inc.	40	678
Coca-Cola Bottling Company Consolidated	12	667
Winn-Dixie Stores, Inc.*	90	645
Alliance One International, Inc.*	147	623
Pilgrim’s Pride Corp.*	81	574
Medifast, Inc.*	18	520
Cal-Maine Foods, Inc.	16	505
Ingles Markets, Inc. — Class A	24	461
Smart Balance, Inc.*	102	442
Arden Group, Inc. — Class A	5	413
Calavo Growers, Inc.	17	392
Synutra International, Inc.*	28	377
Seneca Foods Corp. — Class A*	13	351
USANA Health Sciences, Inc.*	8	348

106 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Imperial Sugar Co.	25	$334
Star Scientific, Inc.*	159	310
Inter Parfums, Inc.	16	302
National Beverage Corp.	22	289
Limoneira Co.	10	287
MGP Ingredients, Inc.	25	276
Nutraceutical International Corp.*	19	270
Alico, Inc.	11	262
Farmer Brothers Co.	13	231
Schiff Nutrition International, Inc.	24	218
Village Super Market, Inc. — Class A	6	198
Revlon, Inc. — Class A*	20	197
John B. Sanfilippo & Son, Inc.*	14	174
Griffin Land & Nurseries, Inc.	5	162
Female Health Co.	27	154
Oil-Dri Corporation of America	7	150
Nature’s Sunshine Products, Inc.*	14	126
Susser Holdings Corp.*	8	111
Lifeway Foods, Inc.*	10	96
Harbinger Group, Inc.*	10	62

Total Consumer Staples		56,786

TELECOMMUNICATION SERVICES - 0.1%
Syniverse Holdings, Inc.*	114	3,517
AboveNet, Inc.	40	2,338
General Communication, Inc. — Class A*	82	1,038
NTELOS Holdings Corp.	50	952
Cogent Communications Group, Inc.*	67	947
Cincinnati Bell, Inc.*	337	944
Consolidated Communications Holdings, Inc.	43	830
Alaska Communications Systems Group, Inc.	71	788
PAETEC Holding Corp.*	209	782
Atlantic Tele-Network, Inc.	19	728
Neutral Tandem, Inc.*	50	722
Shenandoah Telecommunications Co.	38	712
USA Mobility, Inc.	40	711
Premiere Global Services, Inc.*	101	687
Global Crossing Ltd.*	52	672
Cbeyond, Inc.*	37	565
IDT Corp. — Class B	20	513
Iridium Communications, Inc.*	60	495
Vonage Holdings Corp.*	172	385
FiberTower Corp.*	85	379
Hughes Communications, Inc.*	6	243
ICO Global Communications Holdings Ltd.*	156	234
Globalstar, Inc.*	122	177

Total Telecommunication Services		19,359

Total Common Stocks (Cost $886,491)		1,933,683

WARRANT†† - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	52	16

Total Consumer Discretionary		16

Total Warrant (Cost $—)		16

CLOSED-END FUND† - 0.0%
Kayne Anderson Energy Development Co. (Cost $42)	24	432

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTE†† - 28.9%
Federal Home Loan Bank[2] 0.16% due 03/23/11	$5,000,000	4,998,905

Total Federal Agency Discount Note (Cost $4,998,200)		4,998,905

REPURCHASE AGREEMENTS††, 3 - 84.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[4]	6,602,833	6,602,833
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,720,972	2,720,972
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,604,358	2,604,358
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,604,358	2,604,358

Total Repurchase Agreements (Cost $14,532,521)		14,532,521

Total Investments - 124.2% (Cost $20,417,254)		$21,465,557

Liabilities, Less Cash & Other Assets — (24.2)%		(4,179,469)

Total Net Assets — 100.0%		$17,286,088

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 107

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

RUSSELL 2000® 1.5x STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $5,316,920)	68	$20,147

	Units
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2011 Russell 2000 Index Swap, Terminating 01/26/11[5] (Notional Value $430,472)	549	$(4,550)
Credit Suisse Capital, LLC January 2011 Russell 2000 Index Swap, Terminating 01/28/11[5] (Notional Value $5,645,033)	7,204	(51,672)
Goldman Sachs International January 2011 Russell 2000 Index Swap, Terminating 01/27/11[5] (Notional Value $12,438,840)	15,873	(124,250)

(Total Notional Value $18,514,345)		$(180,472)

*	Non-income producing security.

†	Value determined based on Level 1 inputs, except as noted — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

†††	Value determined based on Level 3 inputs — See Note 7.

[1]	Illiquid security.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 6.

[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

108 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

RUSSELL 2000® 1.5x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$6,933,036
Repurchase agreements, at value	14,532,521

Total investments	21,465,557
Segregated cash with broker	348,420
Receivables:
Securities sold	1,506
Dividends	2,126
Interest	44
Other	12,802

Total assets	21,830,455

Liabilities:
Unrealized depreciation on swap agreements	180,472
Payable for:
Swap settlement	78,121
Variation margin	37,400
Securities purchased	119
Fund shares redeemed	4,209,668
Management fees	15,045
Custodian fees	552
Transfer agent/maintenance fees	4,179
Investor service fees	4,179
Portfolio accounting fees	1,672
Other	12,960

Total liabilities	4,544,367

Net assets	$17,286,088

Net assets consist of:
Paid in capital	$24,562,765
Accumulated net investment loss	(772)
Accumulated net realized loss on investments	(8,163,883)
Net unrealized appreciation on investments	887,978

Net assets	$17,286,088
Capital shares outstanding	567,724
Net asset value per share	$30.45

Investments, at cost	$5,884,733
Repurchase agreements, at cost	14,532,521

Total cost	$20,417,254

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $9)	$78,170
Interest	11,375

Total investment income	89,545

Expenses:
Management fees	128,598
Transfer agent and administrative fees	35,722
Investor service fees	35,722
Portfolio accounting fees	14,289
Trustees’ fees*	1,702
Audit and outside service fees	15,966
Printing fees	13,139
Miscellaneous	2,852

Total expenses	247,990

Net investment loss	(158,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	349,558
Equity index swaps	2,067,040
Futures contracts	43,437

Net realized gain	2,460,035

Net change in unrealized appreciation (depreciation) on:
Investments	(246,070)
Equity index swaps	(303,063)
Futures contracts	(1,470)

Net change in unrealized appreciation (depreciation)	(550,603)

Net realized and unrealized gain	1,909,432

Net increase in net assets resulting from operations	$1,750,987

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 109

RUSSELL 2000® 1.5x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(158,445)	$(97,982)
Net realized gain on investments	2,460,035	717,711
Net change in unrealized appreciation (depreciation) on investments	(550,603)	1,048,557

Net increase in net assets resulting from operations	1,750,987	1,668,286

Distributions to shareholders	—	—

Capital Share Transactions:
Proceeds from sale of shares	192,625,276	221,255,826
Cost of shares redeemed	(187,677,270)	(226,315,344)

Net increase (decrease) from capital share transactions	4,948,006	(5,059,518)

Net increase (decrease) in net assets	6,698,993	(3,391,232)
Net assets:
Beginning of year	10,587,095	13,978,327

End of year	$17,286,088	$10,587,095

Accumulated net investment loss at end of year	$(772)	$(2,724)

Capital share activity:
Shares sold	7,843,412	12,705,572
Shares redeemed	(7,755,086)	(13,069,897)

Net increase (decrease) in shares	88,326	(364,325)

110 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

RUSSELL 2000® 1.5x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$22.08	$16.57	$34.20	$41.14	$34.14

Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.14)	.01	.49	.19
Net gain (loss) on investments (realized and unrealized)	8.64	5.65	(17.58)	(3.26)	6.93

Total from investment operations	8.37	5.51	(17.57)	(2.77)	7.12

Less distributions from:
Net investment income	—	—	(.06)	(.96)	(.12)
Net realized gains	—	—	—	(3.21)	—

Total distributions	—	—	(.06)	(4.17)	(.12)

Net asset value, end of period	$30.45	$22.08	$16.57	$34.20	$41.14

Total Return[b]	37.85%	33.31%	(51.36%)	(6.74%)	20.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,286	$10,587	$13,978	$21,879	$73,112

Ratios to average net assets:
Net investment income (loss)	(1.11%)	(0.83%)	0.05%	1.16%	0.49%
Total expenses	1.74%	1.74%	1.68%	1.66%	1.64%

Portfolio turnover rate	249%	376%	490%	354%	380%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE RUSSELL 2000® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000 Index (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2010, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -27.62% while the Russell 2000 Index returned 26.86% over the same time period.
The biggest performance contributors to the index during the period were Information Technology (6.46%), Industrials (4.61%) and Consumer Discretionary (4.44%). Telecommunication Services (0.14%), Utilities (0.59%) and Consumer Staples (0.65%) provided the least performance to the index during the year.
Riverbed Technology, Inc., VeriFone Systems, Inc. and TIBCO Software, Inc. were among the stocks which provided the most performance to the index during the year. Human Genome Sciences, Inc., Assured Guaranty Ltd. And E*TRADE Financial Corp. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

INVERSE RUSSELL 2000® STRATEGY FUND	-27.62%	-10.88%	-10.81%
RUSSELL 2000 INDEX	26.86%	4.49%	6.43%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements and futures contracts.
112   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
INVERSE RUSSELL 2000® STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTE†† - 17.7%
Federal Farm Credit Bank[1] 0.15% due 01/05/11	$1,000,000	$999,997

Total Federal Agency Discount Note (Cost $999,983)		999,997

REPURCHASE AGREEMENTS††,2 - 50.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	1,074,061	1,074,061
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	602,290	602,290
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	576,477	576,477
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	576,477	576,477

Total Repurchase Agreements (Cost $2,829,305)		2,829,305

Total Investments - 67.8% (Cost $3,829,288)		$3,829,302

Cash & Other Assets, Less Liabilities — 32.2%		1,817,577

Total Net Assets — 100.0%		$5,646,879

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS SOLD SHORT†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,954,750)	25	$6,748

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley Capital Services, Inc. January 2011 Russell 2000 Index Swap, Terminating 01/26/11[4] (Notional Value $1,049,157)	1,339	$10,868
Credit Suisse Capital, LLC January 2011 Russell 2000 Index Swap, Terminating 01/28/11[4] (Notional Value $2,555,880)	3,262	8,601
Goldman Sachs International January 2011 Russell 2000 Index Swap, Terminating 01/27/11[4] (Notional Value $109,006)	139	1,133

(Total Notional Value $3,714,043)		$20,602

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 6.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 113

INVERSE RUSSELL 2000® STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$999,997
Repurchase agreements, at value	2,829,305

Total investments	3,829,302
Segregated cash with broker	345,530
Unrealized appreciation on swap agreements	20,602
Receivables:
Swap settlement	1,896
Variation margin	13,750
Fund shares sold	1,489,213
Interest	9
Other	10,530

Total assets	5,710,832

Liabilities:
Payable for:
Fund shares redeemed	48,741
Management fees	3,819
Custodian fees	140
Transfer agent/maintenance fees	1,061
Investor service fees	1,061
Portfolio accounting fees	424
Other	8,707

Total liabilities	63,953

Net Assets	$5,646,879

Net assets consist of:
Paid in capital	$20,860,371
Accumulated net investment loss	—
Accumulated net realized loss on investments	(15,240,856)
Net unrealized appreciation on investments	27,364

Net assets	$5,646,879
Capital shares outstanding	272,120
Net asset value per share	$20.75

Investments, at cost	$999,983
Repurchase agreements, at cost	2,829,305

Total cost	$3,829,288

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Interest	$14,247

Total investment income	14,247

Expenses:
Management fees	86,045
Transfer agent and administrative fees	23,901
Investor service fees	23,901
Portfolio accounting fees	9,560
Trustees’ fees*	1,204
Miscellaneous	20,469

Total expenses	165,080

Net investment loss	(150,833)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(31)
Equity index swaps	(2,171,109)
Futures contracts	(1,343,263)

Net realized loss	(3,514,403)

Net change in unrealized appreciation (depreciation) on:
Investments	14
Equity index swaps	146,490
Futures contracts	47,545

Net change in unrealized appreciation (depreciation)	194,049

Net realized and unrealized loss	(3,320,354)

Net decrease in net assets resulting from operations	$(3,471,187)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE RUSSELL 2000® STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(150,833)	$(157,459)
Net realized loss on investments	(3,514,403)	(5,913,731)
Net change in unrealized appreciation (depreciation) on investments	194,049	100,832

Net decrease in net assets resulting from operations	(3,471,187)	(5,970,358)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	205,622,652	263,134,201
Cost of shares redeemed	(207,937,932)	(253,508,341)

Net increase (decrease) from capital share transactions	(2,315,280)	9,625,860

Net increase (decrease) in net assets	(5,786,467)	3,655,502
Net assets:
Beginning of year	11,433,346	7,777,844

End of year	$5,646,879	$11,433,346

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	7,976,108	7,526,813
Shares redeemed	(8,102,738)	(7,310,215)

Net increase (decrease) in shares	(126,630)	216,598

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 115

INVERSE RUSSELL 2000® STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$28.67	$42.70	$34.66	$34.61	$40.60

Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.56)	.08	1.10	1.30
Net gain (loss) on investments (realized and unrealized)	(7.51)	(13.47)	8.54	.76	(6.16)

Total from investment operations	(7.92)	(14.03)	8.62	1.86	(4.86)

Less distributions from:
Net investment income	—	—	(.58)	(1.81)	(1.13)

Total distributions	—	—	(.58)	(1.81)	(1.13)

Net asset value, end of period	$20.75	$28.67	$42.70	$34.66	$34.61

Total Return[b]	(27.62%)	(32.86%)	24.69%	5.37%	(11.95%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,647	$11,433	$7,778	$11,535	$12,237

Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.60%)	0.22%	3.19%	3.48%
Total expenses	1.73%	1.73%	1.69%	1.67%	1.64%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

116 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010

DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2010, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund returned 24.58% while the Dow Jones Industrial Average Index returned 14.06% over the same time period.
Industrials (5.41%), Consumer Discretionary (2.25%) and Consumer Staples (1.83%) provided the most performance to the index during the year. Health Care (0.05%), Information Technology (0.10%), Telecommunication Services (0.73%) and Financials (0.75%) provided the least performance to the index during the year.
Caterpillar, Inc., E.I. DuPont de Nemours & Co. and McDonald’s Corp. were among the stocks which provided the most performance to the index during the year. Hewlett-Packard Co., Cisco Systems, Inc. and Microsoft Corp. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

DOW 2x STRATEGY FUND	24.58%	-1.62%	-0.56%
DOW JONES INDUSTRIAL AVERAGE INDEX	14.06%	4.30%	4.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

International Business Machines Corp.	4.3%
Caterpillar, Inc.	2.8%
Chevron Corp.	2.7%
3M Co.	2.6%
United Technologies Corp.	2.3%
McDonald’s Corp.	2.3%
Exxon Mobil Corp.	2.2%
Coca-Cola Co.	1.9%
Boeing Co.	1.9%
Procter & Gamble Co.	1.9%

Top Ten Total	24.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   117

SCHEDULE OF INVESTMENTS	December 31, 2010

DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 45.2%
INDUSTRIALS - 10.1%
Caterpillar, Inc.	4,330	$405,548
3M Co.	4,330	373,679
United Technologies Corp.	4,322	340,228
Boeing Co.	4,330	282,576
General Electric Co.	4,330	79,195

Total Industrials		1,481,226

INFORMATION TECHNOLOGY - 7.6%
International Business
Machines Corp.	4,330	635,471
Hewlett-Packard Co.	4,330	182,293
Microsoft Corp.	4,330	120,893
Intel Corp.	4,329	91,039
Cisco Systems, Inc.*	4,330	87,596

Total Information Technology		1,117,292

CONSUMER STAPLES - 6.4%
Coca-Cola Co.	4,330	284,784
Procter & Gamble Co.	4,328	278,420
Wal-Mart Stores, Inc.	4,330	233,517
Kraft Foods, Inc. — Class A	4,330	136,439

Total Consumer Staples		933,160

ENERGY - 4.9%
Chevron Corp.	4,330	395,112
Exxon Mobil Corp.	4,330	316,610

Total Energy		711,722

FINANCIALS - 4.6%
Travelers Companies, Inc.	4,330	241,224
American Express Co.	4,330	185,844
JPMorgan Chase & Co.	4,329	183,636
Bank of America Corp.	4,460	59,497

Total Financials		670,201

CONSUMER DISCRETIONARY - 4.4%
McDonald’s Corp.	4,332	332,524
Walt Disney Co.	4,330	162,418
Home Depot, Inc.	4,330	151,810

Total Consumer Discretionary		646,752

HEALTH CARE - 3.4%
Johnson & Johnson	4,329	267,749
Merck & Company, Inc.	4,330	156,053
Pfizer, Inc.	4,330	75,818

Total Health Care		499,620

MATERIALS - 1.9%
E. I. du Pont de Nemours & Co.	4,330	215,980
Alcoa, Inc.	4,320	66,485

Total Materials		282,465

TELECOMMUNICATION SERVICES - 1.9%
Verizon Communications, Inc.	4,316	154,427
AT&T, Inc.	4,330	127,215

Total Telecommunication Services		281,642

Total Common Stocks (Cost $4,748,161)		6,624,080

	Face
	Amount

REPURCHASE AGREEMENTS††,1 - 37.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[2]	$3,001,187	3,001,187
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	836,698	836,698
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	800,840	800,840
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	800,840	800,840

Total Repurchase Agreements (Cost $5,439,565)		5,439,565

Total Investments - 82.4% (Cost $10,187,726)		$12,063,645

Cash & Other Assets, Less Liabilities — 17.6%		2,578,678

Total Net Assets — 100.0%		$14,642,323

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED†
March 2011 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $12,339,240)	214	$28,965

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/28/11[3] (Notional Value $4,156,145)	359	$9,571
Morgan Stanley Capital Services, Inc. January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/26/11[3] (Notional Value $3,268,540)	282	6,649
Goldman Sachs International January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/27/11[3] (Notional Value $2,731,934)	236	3,967

(Total Notional Value $10,156,619)		$20,187

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

118 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

DOW 2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$6,624,080
Repurchase agreements, at value	5,439,565

Total investments	12,063,645
Segregated cash with broker	550,944
Unrealized appreciation on swap agreements	20,187
Receivables:
Swap settlement	9,487
Variation margin	13,303
Fund shares sold	2,007,871
Dividends	6,549
Interest	16

Total assets	14,672,002

Liabilities:
Payable for:
Management fees	9,515
Custodian fees	352
Transfer agent/maintenance fees	2,643
Investor service fees	2,643
Portfolio accounting fees	1,057
Licensing fees	3,501
Other	9,968

Total liabilities	29,679

Net assets	$14,642,323

Net assets consist of:
Paid in capital	$39,684,701
Accumulated net investment loss	—
Accumulated net realized loss on investments	(26,967,449)
Net unrealized appreciation on investments	1,925,071

Net assets	$14,642,323
Capital shares outstanding	179,094
Net asset value per share	$81.76

Investments, at cost	$4,748,161
Repurchase agreements, at cost	5,439,565

Total cost	$10,187,726

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends	$194,538
Interest	6,057

Total investment income	200,595

Expenses:
Management fees	107,390
Transfer agent and administrative fees	29,830
Investor service fees	29,830
Portfolio accounting fees	11,932
Trustees’ fees*	1,537
Miscellaneous	26,408

Total expenses	206,927

Net investment loss	(6,332)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	854,794
Equity index swaps	1,709,273
Futures contracts	502,141

Net realized gain	3,066,208

Net change in unrealized appreciation (depreciation) on:
Investments	(55,387)
Equity index swaps	(124,553)
Futures contracts	(28,095)

Net change in unrealized appreciation (depreciation)	(208,035)

Net realized and unrealized gain	2,858,173

Net increase in net assets resulting from operations	$2,851,841

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 119

DOW 2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(6,332)	$74,125
Net realized gain (loss) on investments	3,066,208	(4,695,907)
Net change in unrealized appreciation (depreciation) on investments	(208,035)	2,859,385

Net increase (decrease) in net assets resulting from operations	2,851,841	(1,762,397)

Distributions to shareholders from:
Net investment income	(74,124)	—

Total distributions to shareholders	(74,124)	—

Capital share transactions:
Proceeds from sale of shares	95,323,862	117,150,942
Distributions reinvested	74,124	—
Cost of shares redeemed	(103,392,691)	(131,877,098)

Net decrease from capital share transactions	(7,994,705)	(14,726,156)

Net decrease in net assets	(5,216,988)	(16,488,553)
Net assets:
Beginning of year	19,859,311	36,347,864

End of year	$14,642,323	$19,859,311

Accumulated net investment loss at end of year	$—	$74,124

Capital share activity:
Shares sold	1,369,488	2,497,178 †
Shares issued from reinvestment of distributions	972	—
Shares redeemed	(1,492,091)	(2,949,955)†

Net decrease in shares	(121,631)	(452,777)†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

120 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

DOW 2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$66.04	$48.25	$128.50	$134.45	$115.50

Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.22	.75	1.80	2.00
Net gain (loss) on investments (realized and unrealized)	16.25	17.57	(80.11)	9.65	32.90

Total from investment operations	16.21	17.79	(79.36)	11.45	34.90

Less distributions from:
Net investment income	(.49)	—	(.90)	(1.50)	(.75)
Net realized gains	—	—	—	(15.90)	(15.20)

Total distributions	(.49)	—	(.90)	(17.40)	(15.95)

Net asset value, end of period	$81.76	$66.04	$48.25	$128.50	$134.45

Total Return[b]	24.58%	36.90%	(61.71%)	8.15%	30.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,642	$19,859	$36,348	$44,825	$45,365

Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.48%	0.90%	1.22%	1.52%
Total expenses	1.73%	1.75%	1.68%	1.63%	1.65%

Portfolio turnover rate	129%	80%	78%	105%	224%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average Index (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2010, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -30.29% while the Dow Jones Industrial Average Index returned 14.06% over the same time period.
Industrials (5.41%), Consumer Discretionary (2.25%) and Consumer Staples (1.83%) provided the most performance to the index during the year. Health Care (0.05%), Information Technology (0.10%), Telecommunication Services (0.73%) and Financials (0.75%) provided the least performance to the index during the year.
Caterpillar, Inc., E.I. DuPont de Nemours & Co. and McDonald’s Corp. were among the stocks which provided the most performance to the index during the year. Hewlett-Packard Co., Cisco Systems, Inc. and Microsoft Corp. were among the stocks which provided the least performance to the index during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

INVERSE DOW 2x STRATEGY FUND	-30.29%	-15.07%	-12.93%
DOW JONES INDUSTRIAL AVERAGE INDEX	14.06%	4.30%	4.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements and futures contracts.
122    |    the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010

INVERSE DOW 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 33.2%
Freddie Mac[1] 0.05% due 01/03/11	$1,000,000	$999,997
Federal Farm Credit Bank[2] 0.15% due 01/05/11	1,000,000	999,998
Federal Home Loan Bank[2] 0.07% due 01/05/11	1,000,000	999,992
Fannie Mae[1] 0.09% due 01/05/11	1,000,000	999,990
Farmer Mac[2] 0.16% due 01/12/11	1,000,000	999,987

Total Federal Agency Discount Notes (Cost $4,999,915)		4,999,964

REPURCHASE AGREEMENTS††,3 - 97.8%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[4]	8,175,479	8,175,479
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,241,799	2,241,799
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,145,723	2,145,723
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,145,723	2,145,723

Total Repurchase Agreements (Cost $14,708,724)		14,708,724

Total Investments - 131.0% (Cost $19,708,639)		$19,708,688

Liabilities, Less Cash & Other Assets – (31.0)%		(4,664,163)

Total Net Assets – 100.0%		$15,044,525

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT†
March 2011 Dow Jones Industrial Average Index (Aggregate Value of Contracts $115,320)	2	$(173)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley Capital Services, Inc. January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/26/11[5] (Notional Value $643,402)	56	$(1,378)
Goldman Sachs International January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/27/11[5] (Notional Value $8,703,187)	752	(18,370)
Credit Suisse Capital, LLC January 2011 Dow Jones Industrial Average Index Swap, Terminating 01/28/11[5] (Notional Value $20,684,286)	1,787	(40,011)

(Total Notional Value $30,030,875)		$(59,759)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 6.

[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2010.

[5]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 123

INVERSE DOW 2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$4,999,964
Repurchase agreements, at value	14,708,724

Total investments	19,708,688
Segregated cash with broker	222,153
Receivables:
Variation margin	199
Interest	44

Total assets	19,931,084

Liabilities:
Unrealized depreciation on swap agreements	59,759
Payable for:
Swap settlement	19,599
Fund shares redeemed	4,758,350
Management fees	13,962
Custodian fees	512
Transfer agent/maintenance fees	3,878
Investor service fees	3,878
Portfolio accounting fees	1,551
Licensing fees	4,389
Other	20,681

Total liabilities	4,886,559

Net assets	$15,044,525

Net assets consist of:
Paid in capital	$37,657,288
Accumulated net investment loss	—
Accumulated net realized loss on investments	(22,552,880)
Net unrealized depreciation on investments	(59,883)

Net assets	$15,044,525
Capital shares outstanding	1,094,882
Net asset value per share	$13.74

Investments, at cost	$4,999,915
Repurchase agreements, at cost	14,708,724

Total cost	$19,708,639
STATEMENT OF OPERTIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$25,015

Total investment income	25,015

Expenses:
Management fees	156,064
Transfer agent and administrative fees	43,351
Investor service fees	43,351
Portfolio accounting fees	17,340
Trustees’ fees*	1,988
Miscellaneous	38,871

Total expenses	300,965

Net investment loss	(275,950)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Equity index swaps	(5,111,762)
Futures contracts	(878,617)

Net realized loss	(5,990,379)

Net change in unrealized appreciation (depreciation) on:
Investment securities	49
Equity index swaps	(149,724)
Futures contracts	(29,198)

Net change in unrealized appreciation (depreciation)	(178,873)

Net realized and unrealized loss	(6,169,252)

Net decrease in net assets resulting from operations	$(6,445,202)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(275,950)	$(369,493)
Net realized loss on investments	(5,990,379)	(16,221,092)
Net change in unrealized appreciation (depreciation) on investments	(178,873)	377,962

Net decrease in net assets resulting from operations	(6,445,202)	(16,212,623)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	265,338,764	551,385,484
Cost of shares redeemed	(261,870,045)	(528,855,256)

Net increase from capital share transactions	3,468,719	22,530,228

Net increase (decrease) in net assets	(2,976,483)	6,317,605
Net assets:
Beginning of year	18,021,008	11,703,403

End of year	$15,044,525	$18,021,008

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	15,495,577	18,095,669
Shares redeemed	(15,315,106)	(17,509,886)

Net increase in shares	180,471	585,783

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 125

INVERSE DOW 2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$19.71	$35.61	$28.79	$33.34	$43.20

Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.47)	(.01)	1.02	1.35
Net gain (loss) on investments (realized and unrealized)	(5.70)	(15.43)	18.12	(4.06)	(10.75)

Total from investment operations	(5.97)	(15.90)	18.11	(3.04)	(9.40)

Less distributions:
Net investment income	—	—	(.18)	(1.51)	(.46)
Net realized gains	—	—	(11.11)	—	—

Total distributions	—	—	(11.29)	(1.51)	(.46)

Net asset value, end of period	$13.74	$19.71	$35.61	$28.79	$33.34

Total Return[b]	(30.29%)	(44.65%)	60.84%	(8.99%)	(21.77%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,045	$18,021	$11,703	$11,885	$17,053

Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.61%)	(0.03%)	3.36%	3.61%
Total expenses	1.74%	1.74%	1.69%	1.66%	1.64%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

126 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P 500 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund’s current benchmark is the S&P 500 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P 500 Pure Growth Fund returned 25.03%, compared with 27.67% for the S&P 500 Pure Growth Index.
The large-cap growth stocks that comprise the Index outperformed their large-cap value stock counterparts. The Information Technology sector was the biggest contributor to returns, adding 8.88% to the index performance for the year, followed by the Consumer Discretionary sector, which added 8.54%, and Energy, which added 3.35%. Telecommunication Services contributed the least to return, 0.05%.
The stocks contributing most to performance in the index were priceline.com, Inc., Salesforce.com, Inc. and Akamai Technologies, Inc. Those detracting the most from performance in the index were Western Digital Corp., Diamond Offshore Drilling, Inc. and Southwestern Energy Co.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P 500 PURE GROWTH FUND	25.03%	4.14%	4.01%
S&P 500 PURE GROWTH INDEX	27.67%	6.12%	7.36%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Pure Growth Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Tenet Healthcare Corp.	1.7%
Cognizant Technology Solutions Corp. — Class A	1.7%
Apple, Inc.	1.6%
Amazon.com, Inc.	1.6%
Priceline.com, Inc.	1.6%
F5 Networks, Inc.	1.5%
Red Hat, Inc.	1.5%
Western Digital Corp.	1.5%
NetFlix, Inc.	1.5%
NetApp, Inc.	1.5%

Top Ten Total	15.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

the RYDEX | SGI variable trust annual report | 127

SCHEDULE OF INVESTMENTS	December 31, 2010

S&P 500 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INFORMATION TECHNOLOGY - 30.6%
Cognizant Technology Solutions Corp. — Class A*	11,303	$828,397
Apple, Inc.*	2,535	817,690
F5 Networks, Inc.*	5,750	748,420
Red Hat, Inc.*	16,311	744,597
Western Digital Corp.*	21,890	742,071
NetApp, Inc.*	13,224	726,791
Salesforce.com, Inc.*	5,214	688,248
Akamai Technologies, Inc.*	14,621	687,918
Micron Technology, Inc.*	67,360	540,227
Juniper Networks, Inc.*	14,188	523,821
eBay, Inc.*	17,846	496,654
Google, Inc. — Class A*	797	473,394
Broadcom Corp. — Class A	10,364	451,352
Citrix Systems, Inc.*	6,342	433,856
SanDisk Corp.*	8,296	413,639
Teradata Corp.*	9,982	410,859
Visa, Inc. — Class A	5,610	394,832
Oracle Corp.	12,350	386,555
JDS Uniphase Corp.*	26,623	385,501
Mastercard, Inc. — Class A	1,720	385,469
McAfee, Inc.*	8,021	371,453
Intuit, Inc.*	7,288	359,298
EMC Corp.*	15,109	345,996
BMC Software, Inc.*	6,084	286,800
FLIR Systems, Inc.*	9,408	279,888
Advanced Micro Devices, Inc.*	34,070	278,693
Analog Devices, Inc.	6,656	250,732
Amphenol Corp. — Class A	4,682	247,116
Linear Technology Corp.	7,021	242,856
Altera Corp.	6,669	237,283
Symantec Corp.*	12,547	210,037
International Business Machines Corp.	1,335	195,925
Microsoft Corp.	6,357	177,487
QLogic Corp.*	9,671	164,600
Xilinx, Inc.	5,454	158,057

Total Information Technology		15,086,512

CONSUMER DISCRETIONARY - 28.6%
Amazon.com, Inc.*	4,489	808,020
Priceline.com, Inc.*	1,957	781,919
NetFlix, Inc.*	4,180	734,426
Coach, Inc.	13,121	725,723
Discovery Communications, Inc. — Class A*	15,909	663,405
Expedia, Inc.	25,250	633,522
AutoZone, Inc.*	2,225	606,513
O’Reilly Automotive, Inc.*	9,004	544,022
Wynn Resorts Ltd.	4,942	513,177
Ross Stores, Inc.	7,840	495,880
Starbucks Corp.	15,407	495,027
Nordstrom, Inc.	11,641	493,346
Wyndham Worldwide Corp.	14,660	439,214
DIRECTV — Class A*	10,920	436,036
Urban Outfitters, Inc.*	11,959	428,252
Tiffany & Co.	6,772	421,692
Darden Restaurants, Inc.	8,715	404,725
Hasbro, Inc.	8,216	387,631
Limited Brands, Inc.	12,250	376,443
CarMax, Inc.*	11,499	366,588
Cablevision Systems Corp. — Class A	10,530	356,335
Polo Ralph Lauren Corp. — Class A	3,109	344,850
Bed Bath & Beyond, Inc.*	6,480	318,492
DeVry, Inc.	6,460	309,951
Comcast Corp. — Class A	13,876	304,856
TJX Companies, Inc.	6,336	281,255
Yum! Brands, Inc.	5,347	262,270
Apollo Group, Inc. — Class A*	6,068	239,625
Family Dollar Stores, Inc.	4,600	228,666
Starwood Hotels & Resorts Worldwide, Inc.	3,616	219,780
Interpublic Group of Companies, Inc.*	18,580	197,320
Scripps Networks Interactive, Inc. — Class A	2,810	145,417
NIKE, Inc. — Class B	1,660	141,797

Total Consumer Discretionary		14,106,175

HEALTH CARE - 15.9%
Tenet Healthcare Corp.*	124,683	834,129
CIGNA Corp.	15,386	564,051
Life Technologies Corp.*	8,636	479,298
Intuitive Surgical, Inc.*	1,857	478,642
Watson Pharmaceuticals, Inc.*	9,235	476,988
Mylan, Inc.*	21,710	458,732
Biogen Idec, Inc.*	6,248	418,928
Medco Health Solutions, Inc.*	6,045	370,377
Express Scripts, Inc. — Class A*	6,603	356,892
Allergan, Inc.	4,987	342,457
Hospira, Inc.*	6,048	336,813
Gilead Sciences, Inc.*	9,263	335,691
Celgene Corp.*	5,543	327,813
Cerner Corp.*	3,215	304,589
St. Jude Medical, Inc.*	6,860	293,265
Laboratory Corporation of America Holdings*	3,217	282,839
Varian Medical Systems, Inc.*	3,924	271,855
Waters Corp.*	2,998	232,975
Patterson Companies, Inc.	7,110	217,779
Agilent Technologies, Inc.*	3,935	163,027
Eli Lilly & Co.	4,490	157,330
Genzyme Corp.*	2,149	153,009

Total Health Care		7,857,479

128 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded) S&P 500 PURE GROWTH FUND	December 31, 2010

	Shares	Value

ENERGY - 7.0%
FMC Technologies, Inc.*	5,843	$519,501
National Oilwell Varco, Inc.	7,699	517,758
Massey Energy Co.	9,129	489,771
Cameron International Corp.*	8,782	445,511
Pioneer Natural Resources Co.	5,016	435,489
Diamond Offshore Drilling, Inc.	4,860	324,988
Peabody Energy Corp.	4,356	278,697
Southwestern Energy Co.*	6,604	247,188
Consol Energy, Inc.	3,709	180,776

Total Energy		3,439,679

INDUSTRIALS - 5.6%
Flowserve Corp.	3,877	462,216
Cummins, Inc.	3,088	339,711
First Solar, Inc.*	2,487	323,658
Goodrich Corp.	3,509	309,038
Stericycle, Inc.*	3,643	294,792
Ingersoll-Rand plc	5,702	268,507
Deere & Co.	2,782	231,045
WW Grainger, Inc.	1,574	217,385
Rockwell Automation, Inc.	2,237	160,415
Precision Castparts Corp.	1,028	143,108

Total Industrials		2,749,875

MATERIALS - 4.6%
CF Industries Holdings, Inc.	4,475	604,796
Freeport-McMoRan Copper & Gold, Inc. — Class B	4,593	551,573
Newmont Mining Co.	5,082	312,187
FMC Corp.	2,900	231,681
Ball Corp.	2,950	200,748
International Flavors & Fragrances, Inc.	3,532	196,344
Sigma-Aldrich Corp.	2,605	173,389

Total Materials		2,270,718

CONSUMER STAPLES - 3.3%
Whole Foods Market, Inc.	10,076	509,745
Coca-Cola Enterprises, Inc.	15,620	390,968
Estee Lauder Companies, Inc. — Class A	4,250	342,975
Dr Pepper Snapple Group, Inc.	6,868	241,479
Coca-Cola Co.	2,270	149,298

Total Consumer Staples		1,634,465

FINANCIALS - 2.7%
Ventas, Inc.	8,706	456,891
IntercontinentalExchange, Inc.*	3,289	391,884
Ameriprise Financial, Inc.	4,793	275,837
CB Richard Ellis Group, Inc. — Class A*	10,610	217,293

Total Financials		1,341,905

TELECOMMUNICATION SERVICES - 1.2%
American Tower Corp. — Class A*	6,037	311,750
MetroPCS Communications, Inc.*	20,065	253,421

Total Telecommunication Services		565,171

Total Common Stocks (Cost $39,502,956)		49,051,979

Total Investments - 99.5% (Cost $39,502,956)		$49,051,979

Cash & Other Assets, Less Liabilities - 0.5%		249,211

Total Net Assets - 100.0%		$49,301,190

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 7. plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 129

S&P 500 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$49,051,979

Total investments	49,051,979
Receivables:
Securities sold	5,452,731
Dividends	11,006

Total assets	54,515,716

Liabilities:
Payable for:
Line of credit	607,317
Fund shares redeemed	4,521,707
Management fees	33,551
Custodian fees	1,489
Transfer agent/maintenance fees	11,183
Investor service fees	11,183
Portfolio accounting fees	4,473
Other	23,623

Total liabilities	5,214,526

Net assets	$49,301,190

Net assets consist of:
Paid in capital	$45,258,238
Accumulated net investment loss	—
Accumulated net realized loss on investments	(5,506,071)
Net unrealized appreciation on investments	9,549,023

Net assets	$49,301,190
Capital shares outstanding	1,625,721
Net asset value per share	$30.33

Investments, at cost	$39,502,956

Total cost	$39,502,956
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$241,457
Interest	260

Total investment income	241,717

Expenses:
Management fees	226,170
Transfer agent and administrative fees	75,390
Investor service fees	75,390
Portfolio accounting fees	30,156
Trustees’ fees*	3,361
Audit and outside service fees	37,380
Printing fees	29,633
Miscellaneous	(4,338)

Total expenses	473,142

Net investment loss	(231,425)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,033,781

Net realized gain	3,033,781

Net change in unrealized appreciation (depreciation) on:
Investments	3,932,349

Net change in unrealized appreciation (depreciation)	3,932,349

Net realized and unrealized gain	6,966,130

Net increase in net assets resulting from operations	$6,734,705

*      Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P 500 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(231,425)	$(109,065)
Net realized gain on investments	3,033,781	3,936,220
Net change in unrealized appreciation (depreciation) on investments	3,932,349	4,451,465

Net increase in net assets resulting from operations	6,734,705	8,278,620

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	116,171,404	111,506,565
Cost of shares redeemed	(108,085,568)	(98,511,301)

Net increase from capital share transactions	8,085,836	12,995,264

Net increase in net assets	14,820,541	21,273,884
Net assets:
Beginning of year	34,480,649	13,206,765

End of year	$49,301,190	$34,480,649

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	4,426,580	5,918,829
Shares redeemed	(4,222,735)	(5,298,909)

Net increase in shares	203,845	619,920

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 131

S&P 500 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$24.25	$16.47	$27.36	$26.68	$25.69

Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.10)	(.09)	(.16)	(.17)
Net gain (loss) on investments (realized and unrealized)	6.28	7.88	(10.80)	1.46	1.56

Total from investment operations	6.08	7.78	(10.89)	1.30	1.39

Less distributions from:
Net realized gains	—	—	—	(.62)	(.40)

Total distributions	—	—	—	(.62)	(.40)

Net asset value, end of period	$30.33	$24.25	$16.47	$27.36	$26.68

Total Return[b]	25.03%	47.24%	(39.80%)	4.87%	5.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,301	$34,481	$13,207	$36,275	$23,568

Ratios to average net assets:
Net investment loss	(0.77%)	(0.53%)	(0.40%)	(0.57%)	(0.66%)
Total expenses	1.57%	1.55%	1.51%	1.48%	1.49%

Portfolio turnover rate	356%	497%	360%	521%	612%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

132 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P 500 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund’s current benchmark is the S&P 500 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P 500 Pure Value Fund returned 20.32%, compared with 23.08% for the S&P 500 Pure Value Index.
The large-cap value stocks that comprise the index underperformed their large-cap growth stock counterparts, reflecting strong performance from the Financial, Energy and Utilities sectors, which contributed 8.01%, 4.21% and 3.19% to return, respectively. The weakest-performing sector was Materials, contributing 0.33% to return.
The strongest contributors to index performance for the year included Huntington Bancshares, Inc., Sunoco, Inc. and Zions Bankcorporation. Dean Foods Co., Sears Holdings Corp. and Goodyear Tire & Rubber Co. were among the stocks which added the least to index performance during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P 500 PURE VALUE FUND	20.32%	0.80%	3.02%
S&P 500 PURE VALUE INDEX	23.08%	2.85%	7.12%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

SUPERVALU, Inc.	2.6%
Constellation Energy Group, Inc.	2.2%
Dean Foods Co.	2.2%
Sears Holdings Corp.	2.0%
Valero Energy Corp.	1.9%
Tesoro Corp.	1.8%
Coventry Health Care, Inc.	1.8%
NRG Energy, Inc.	1.8%
Tyson Foods, Inc. — Class A	1.7%
Hartford Financial Services Group, Inc.	1.7%

Top Ten Total	19.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   133

SCHEDULE OF INVESTMENTS	December 31, 2010

S&P 500 PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

FINANCIALS - 26.2%
Hartford Financial Services Group, Inc.	18,496	$489,959
Assurant, Inc.	10,991	423,373
Bank of America Corp.	31,279	417,262
Allstate Corp.	11,495	366,461
Unum Group	14,581	353,152
Capital One Financial Corp.	8,062	343,119
Prudential Financial, Inc.	5,601	328,835
Genworth Financial, Inc. — Class A*	24,267	318,868
XL Group plc — Class A	13,784	300,767
Lincoln National Corp.	9,974	277,377
Fifth Third Bancorp	15,009	220,332
NASDAQ OMX Group, Inc.*	8,948	212,157
ACE Ltd.	3,404	211,899
Principal Financial Group, Inc.	6,496	211,510
Citigroup, Inc.*	44,670	211,289
JPMorgan Chase & Co.	4,971	210,870
Travelers Companies, Inc.	3,639	202,729
Cincinnati Financial Corp.	6,379	202,150
Loews Corp.	4,828	187,857
Regions Financial Corp.	25,352	177,464
BB&T Corp.	6,564	172,568
Legg Mason, Inc.	4,464	161,909
PNC Financial Services Group, Inc.	2,633	159,876
SunTrust Banks, Inc.	5,417	159,856
Morgan Stanley	5,688	154,770
People’s United Financial, Inc.	10,879	152,415
MetLife, Inc.	3,208	142,563
SLM Corp.*	11,153	140,416
Chubb Corp.	2,354	140,393
Weyerhaeuser Co.	7,107	134,535
Goldman Sachs Group, Inc.	774	130,156
NYSE Euronext	4,322	129,574
Discover Financial Services	5,980	110,809
Torchmark Corp.	1,711	102,215

Total Financials		7,659,485

UTILITIES - 16.9%
Constellation Energy Group, Inc.	21,449	656,983
NRG Energy, Inc.*	26,504	517,888
Pepco Holdings, Inc.	20,706	377,885
Ameren Corp.	10,258	289,173
NiSource, Inc.	15,639	275,559
AES Corp.*	21,970	267,595
FirstEnergy Corp.	5,551	205,498
Integrys Energy Group, Inc.	3,982	193,167
DTE Energy Co.	4,125	186,945
Oneok, Inc.	3,043	168,795
Allegheny Energy, Inc.	6,938	168,177
Edison International	4,234	163,432
CMS Energy Corp.	8,344	155,198
American Electric Power Company, Inc.	3,982	143,272
Consolidated Edison, Inc.	2,836	140,581
Duke Energy Corp.	7,127	126,932
Progress Energy, Inc.	2,846	123,744
Nicor, Inc.	2,473	123,452
Sempra Energy	2,210	115,981
Northeast Utilities	3,501	111,612
SCANA Corp.	2,608	105,885
Xcel Energy, Inc.	4,417	104,020
CenterPoint Energy, Inc.	6,569	103,265
Entergy Corp.	1,452	102,845

Total Utilities		4,927,884

CONSUMER STAPLES - 13.6%
SUPERVALU, Inc.	77,966	750,813
Dean Foods Co.*	72,485	640,768
Tyson Foods, Inc. — Class A	28,778	495,557
Archer-Daniels-Midland Co.	15,289	459,893
CVS Caremark Corp.	9,907	344,466
Kroger Co.	12,462	278,650
Safeway, Inc.	10,052	226,070
Costco Wholesale Corp.	3,056	220,674
Walgreen Co.	4,549	177,229
Wal-Mart Stores, Inc.	2,611	140,811
Sysco Corp.	4,585	134,799
ConAgra Foods, Inc.	5,247	118,477

Total Consumer Staples		3,988,207

CONSUMER DISCRETIONARY - 11.0%
Sears Holdings Corp.*	7,900	582,625
GameStop Corp. — Class A*	19,320	442,041
Whirlpool Corp.	4,506	400,268
AutoNation, Inc.*	8,484	239,249
DR Horton, Inc.	19,189	228,925
JC Penney Company, Inc.	6,643	214,635
Gannett Company, Inc.	12,399	187,101
Washington Post Co. — Class B	417	183,271
RadioShack Corp.	9,530	176,210
Time Warner, Inc.	5,295	170,340
CBS Corp. — Class B	7,132	135,865
Lowe’s Companies, Inc.	5,060	126,905
Goodyear Tire & Rubber Co.*	10,112	119,827

Total Consumer Discretionary		3,207,262

HEALTH CARE - 9.9%
Coventry Health Care, Inc.*	20,015	528,396
WellPoint, Inc.*	6,935	394,324
Humana, Inc.*	7,166	392,267
McKesson Corp.	5,336	375,548
Aetna, Inc.	12,161	371,032
Cardinal Health, Inc.	8,825	338,086
UnitedHealth Group, Inc.	6,396	230,960
CareFusion Corp.*	5,576	143,303
Boston Scientific Corp.*	16,892	127,872

Total Health Care		2,901,788

134 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

S&P 500 PURE VALUE FUND

	Shares	Value

ENERGY - 7.9%
Valero Energy Corp.	24,555	$567,712
Tesoro Corp.	28,931	536,381
Marathon Oil Corp.	8,652	320,383
Sunoco, Inc.	6,326	255,001
QEP Resources, Inc.	5,297	192,334
ConocoPhillips	2,759	187,888
Rowan Companies, Inc.*	4,558	159,120
Hess Corp.	1,326	101,492

Total Energy		2,320,311

INDUSTRIALS - 5.8%
RR Donnelley & Sons Co.	17,394	303,873
L-3 Communications Holdings, Inc.	3,983	280,762
Ryder System, Inc.	4,541	239,038
Jacobs Engineering Group, Inc.*	5,105	234,064
Northrop Grumman Corp.	3,385	219,281
Masco Corp.	11,864	150,198
Quanta Services, Inc.*	7,139	142,209
General Electric Co.	6,642	121,482

Total Industrials		1,690,907

INFORMATION TECHNOLOGY - 3.8%
Jabil Circuit, Inc.	20,943	420,745
Computer Sciences Corp.	8,102	401,859
Xerox Corp.	14,787	170,346
Dell, Inc.*	7,756	105,094

Total Information Technology		1,098,044

MATERIALS - 3.2%
AK Steel Holding Corp.	15,332	250,985
International Paper Co.	8,656	235,789
MeadWestvaco Corp.	7,572	198,083
Alcoa, Inc.	9,208	141,711
Sealed Air Corp.	4,779	121,626

Total Materials		948,194

TELECOMMUNICATION SERVICES - 1.2%
Sprint Nextel Corp.*	83,408	352,816

Total Common Stocks (Cost $25,401,818)		29,094,898

	FACE
	AMOUNT	Value

REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$208,089	$208,089

Total Repurchase Agreement (Cost $208,089)		208,089

Total Investments - 100.2% (Cost $25,609,907)		$29,302,987

Liabilities, Less Cash & Other Assets - (0.2)%		(59,613)

Total Net Assets - 100.0%		$29,243,374

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreement — See Note 6. plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 135

S&P 500 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$29,094,898
Repurchase agreement, at value	208,089

Total investments	29,302,987
Receivables:
Fund shares sold	1,367,526
Dividends	19,716

Total assets	30,690,229

Liabilities:
Payable for:
Securities purchased	1,405,947
Fund shares redeemed	46
Management fees	15,239
Custodian fees	671
Transfer agent/maintenance fees	5,080
Investor service fees	5,080
Portfolio accounting fees	2,032
Other	12,760

Total liabilities	1,446,855

Net assets	$29,243,374

Net assets consist of:
Paid in capital	$32,724,757
Undistributed net investment income	8,103
Accumulated net realized loss on investments	(7,182,566)
Net unrealized appreciation on investments	3,693,080

Net assets	$29,243,374
Capital shares outstanding	359,314
Net asset value per share	$81.39

Investments, at cost	$25,401,818
Repurchase agreement, at cost	208,089

Total cost	$25,609,907
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$443,054
Interest	213

Total investment income	443,267

Expenses:
Management fees	209,873
Transfer agent and administrative fees	69,958
Investor service fees	69,958
Portfolio accounting fees	27,983
Trustees’ fees*	3,383
Audit and outside service fees	23,918
Printing fees	24,457
Miscellaneous	5,634

Total expenses	435,164

Net investment income	8,103

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,395,380

Net realized gain	3,395,380

Net change in unrealized appreciation (depreciation) on:
Investments	1,018,637

Net change in unrealized appreciation (depreciation)	1,018,637

Net realized and unrealized gain	4,414,017

Net increase in net assets resulting from operations	$4,422,120

*     Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P 500 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$8,103	$184,518
Net realized gain on investments	3,395,380	2,815,545
Net change in unrealized appreciation (depreciation) on investments	1,018,637	2,503,349

Net increase in net assets resulting from operations	4,422,120	5,503,412

Distributions to shareholders from:
Net investment income	(184,518)	(438,407)

Total distributions to shareholders	(184,518)	(438,407)

Capital share transactions:
Proceeds from sale of shares	124,591,277	71,165,035
Distributions reinvested	184,518	438,407
Cost of shares redeemed	(127,621,142)	(58,296,047)

Net increase (decrease) from capital share transactions	(2,845,347)	13,307,395

Net increase in net assets	1,392,255	18,372,400
Net assets:
Beginning of year	27,851,119	9,478,719

End of year	$29,243,374	$27,851,119

Undistributed net investment income at end of year	$8,103	$184,518

Capital share activity:
Shares sold	1,689,047	1,238,658	†
Shares issued from reinvestment of distributions	2,462	6,632	†
Shares redeemed	(1,740,816)	(1,043,567	)†

Net increase (decrease) in shares	(49,307)	201,723	†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 137

S&P 500 PURE VALUE FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$68.16	$45.81	$126.85	$158.90	$139.50

Income (loss) from investment operations:
Net investment income[a]	.02	.65	2.35	2.10	1.95
Net gain (loss) on investments (realized and unrealized)	13.79	22.78	(65.04)	(10.15)	22.65

Total from investment operations	13.81	23.43	(62.69)	(8.05)	24.60

Less distributions from:
Net investment income	(.58)	(1.08)	(1.15)	(2.85)	(1.25)
Net realized gains	—	—	(17.20)	(21.15)	(3.95)

Total distributions	(.58)	(1.08)	(18.35)	(24.00)	(5.20)

Net asset value, end of period	$81.39	$68.16	$45.81	$126.85	$158.90

Total Return[b]	20.32%	51.22%	(48.65%)	(5.37%)	17.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,243	$27,851	$9,479	$24,799	$83,323

Ratios to average net assets:
Net investment income	0.03%	1.18%	2.42%	1.28%	1.29%
Total expenses	1.56%	1.54%	1.51%	1.49%	1.50%

Portfolio turnover rate	425%	421%	389%	307%	401%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

138 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P MIDCAP 400 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund’s current benchmark is the S&P MidCap 400 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P MidCap 400 Pure Growth Fund returned 32.58%, compared with 35.19% for the S&P MidCap 400 Pure Growth Index.
Mid-cap growth stocks significantly outperformed their mid-cap value stock counterparts, paced by strong performances of Consumer Discretionary and Information Technology holdings, which contributed 12.26% and 8.56% to Fund returns, respectively. Other heavily weighted sectors in the index, Health Care and Industrials, made modest contributions to overall returns.
Netflix, Inc., F5 Networks, Inc. and Chipotle Mexican Grill, Inc. were among the stocks which added the most to the index during the year. Wellcare Health Plans, Inc., Equinix, Inc. and FTI Consulting were among the stocks which provided the least performance to the index during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P MIDCAP 400 PURE GROWTH FUND	32.58%	8.23%	9.19%
S&P MIDCAP 400 PURE GROWTH INDEX	35.19%	10.22%	11.66%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Bucyrus International, Inc. — Class A	1.9%
Guess?, Inc.	1.9%
Deckers Outdoor Corp.	1.9%
Rackspace Hosting, Inc.	1.9%
Riverbed Technology, Inc.	1.8%
Joy Global, Inc.	1.8%
Cree, Inc.	1.8%
Chipotle Mexican Grill, Inc.	1.6%
Green Mountain Coffee Roasters, Inc.	1.6%
NewMarket Corp.	1.6%

Top Ten Total	17.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   139

SCHEDULE OF INVESTMENTS	December 31, 2010

S&P MIDCAP 400 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

CONSUMER DISCRETIONARY - 31.1%
Guess?, Inc.	25,138	$1,189,530
Deckers Outdoor Corp.*	14,795	1,179,753
Chipotle Mexican Grill, Inc.*	4,851	1,031,614
Aeropostale, Inc.*	40,207	990,701
Cheesecake Factory, Inc.*	32,312	990,686
Ascena Retail Group, Inc.*	34,328	906,946
Fossil, Inc.*	11,684	823,488
Life Time Fitness, Inc.*	19,677	806,560
Under Armour, Inc. — Class A*	14,199	778,673
LKQ Corp.*	32,569	739,968
Panera Bread Co. — Class A*	7,245	733,266
Tractor Supply Co.	13,958	676,823
Phillips-Van Heusen Corp.	10,508	662,109
Dick’s Sporting Goods, Inc.*	16,400	615,000
Dollar Tree, Inc.*	10,367	581,381
Warnaco Group, Inc.*	10,152	559,071
DreamWorks Animation SKG, Inc. — Class A*	18,367	541,276
J Crew Group, Inc.*	12,487	538,689
PetSmart, Inc.	13,417	534,265
Polaris Industries, Inc.	6,295	491,136
Chico’s FAS, Inc.	40,808	490,920
Advance Auto Parts, Inc.	6,912	457,229
ITT Educational Services, Inc.*	6,741	429,334
Tupperware Brands Corp.	8,994	428,744
Williams-Sonoma, Inc.	11,754	419,500
AnnTaylor Stores Corp.*	13,958	382,310
Strayer Education, Inc.	2,071	315,248
Bally Technologies, Inc.*	7,460	314,737
WMS Industries, Inc.*	5,800	262,392
Lamar Advertising Co. — Class A*	6,397	254,857
Gentex Corp.	7,724	228,321

Total Consumer Discretionary		19,354,527

INFORMATION TECHNOLOGY - 26.9%
Rackspace Hosting, Inc.*	37,232	1,169,457
Riverbed Technology, Inc.*	32,415	1,140,036
Cree, Inc.*	16,720	1,101,681
Skyworks Solutions, Inc.*	32,153	920,540
Informatica Corp.*	20,182	888,613
TIBCO Software, Inc.*	38,748	763,723
Advent Software, Inc.*	12,335	714,443
Equinix, Inc.*	7,534	612,213
ANSYS, Inc.*	11,670	607,657
Concur Technologies, Inc.*	11,549	599,740
Rovi Corp.*	9,408	583,390
Factset Research Systems, Inc.	6,030	565,373
Solera Holdings, Inc.	10,970	562,980
Polycom, Inc.*	13,458	524,593
Lender Processing Services, Inc.	17,769	524,541
CommScope, Inc.*	16,768	523,497
MICROS Systems, Inc.*	10,288	451,232
Quest Software, Inc.*	14,950	414,713
Gartner, Inc.*	12,436	412,875
ADTRAN, Inc.	10,592	383,536
Atmel Corp.*	31,018	382,142
Semtech Corp.*	16,641	376,752
Global Payments, Inc.	7,905	365,290
Alliance Data Systems Corp.*	4,692	333,273
Digital River, Inc.*	8,950	308,059
Silicon Laboratories, Inc.*	6,629	305,067
NeuStar, Inc. — Class A*	10,870	283,163
Jack Henry & Associates, Inc.	8,762	255,412
Zebra Technologies Corp. — Class A* 6,108		232,043
RF Micro Devices, Inc.*	30,474	223,984
ACI Worldwide, Inc.*	7,955	213,751

Total Information Technology		16,743,769

HEALTH CARE - 15.3%
Medicis Pharmaceutical Corp. — Class A	31,830	852,726
Allscripts Healthcare Solutions, Inc.*	43,815	844,315
Edwards Lifesciences Corp.*	9,080	734,027
United Therapeutics Corp.*	11,594	732,973
Mednax, Inc.*	10,857	730,567
Health Management Associates, Inc. — Class A*	67,730	646,144
Endo Pharmaceuticals Holdings, Inc.*	17,114	611,141
IDEXX Laboratories, Inc.*	8,772	607,198
ResMed, Inc.*	17,115	592,864
Perrigo Co.	9,150	579,469
Universal Health Services, Inc. — Class B	12,912	560,639
Kinetic Concepts, Inc.*	12,037	504,110
Lincare Holdings, Inc.	16,658	446,934
Thoratec Corp.*	14,657	415,086
Gen-Probe, Inc.*	6,506	379,625
Mettler-Toledo International, Inc.*	1,961	296,523

Total Health Care		9,534,341

INDUSTRIALS - 8.0%
Bucyrus International, Inc. — Class A	13,321	1,190,897
Joy Global, Inc.	13,024	1,129,832
BE Aerospace, Inc.*	23,199	859,059
Baldor Electric Co.	13,190	831,498
Copart, Inc.*	10,150	379,102
Woodward Governor Co.	8,650	324,894
Rollins, Inc.	11,400	225,150

Total Industrials		4,940,432

140 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

S&P MIDCAP 400 PURE GROWTH FUND

	Shares	Value

MATERIALS - 4.7%
NewMarket Corp.	8,059	$994,239
Intrepid Potash, Inc.*	17,800	663,762
Lubrizol Corp.	5,895	630,058
Compass Minerals International, Inc.	4,803	428,764
Albemarle Corp.	4,112	229,367

Total Materials		2,946,190

ENERGY - 4.4%
Dril-Quip, Inc.*	9,670	751,552
Oceaneering International, Inc.*	9,812	722,458
Atwood Oceanics, Inc.*	19,102	713,842
Bill Barrett Corp.*	12,433	511,369

Total Energy		2,699,221

FINANCIALS - 4.3%
SL Green Realty Corp.	10,101	681,919
Macerich Co.	10,132	479,953
Jones Lang LaSalle, Inc.	5,159	432,943
Corporate Office Properties Trust	10,778	376,691
Waddell & Reed Financial, Inc. — Class A	9,995	352,724
MSCI, Inc. — Class A*	8,518	331,861

Total Financials		2,656,091

CONSUMER STAPLES - 2.7%
Green Mountain Coffee Roasters, Inc.*	30,602	1,005,582
Hansen Natural Corp.*	12,584	657,891

Total Consumer Staples		1,663,473

TELECOMMUNICATION SERVICES - 2.1%
Syniverse Holdings, Inc.*	25,765	794,850
tw telecom, Inc. — Class A*	29,595	504,595

Total Telecommunication Services		1,299,445

Total Common Stocks (Cost $50,907,298)		61,837,489

WARRANT†† - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	6	2

Total Consumer Discretionary		2

Total Warrant (Cost $—)		2

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1- 0.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$156,188	$156,188

Total Repurchase Agreement (Cost $156,188)		156,188

Total Investments - 99.7% (Cost $51,063,486)		$61,993,679

Cash & Other Assets,
Less Liabilities — 0.3%		184,791

Total Net Assets — 100.0%		$62,178,470

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreement — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 141

S&P MIDCAP 400 PURE GROWTH FUND

STATE MENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$61,837,491
Repurchase agreement, at value	156,188

Total investments	61,993,679
Receivables:
Securities sold	730,560
Fund shares sold	235,752
Dividends	19,978

Total assets	62,979,969

Liabilities:
Payable for:
Fund shares redeemed	699,786
Management fees	39,631
Custodian fees	1,744
Transfer agent/maintenance fees	13,210
Investor service fees	13,210
Portfolio accounting fees	5,284
Other	28,634

Total liabilities	801,499

Net assets	$62,178,470

Net assets consist of:
Paid in capital	$52,672,388
Accumulated net investment loss	—
Accumulated net realized loss on investments	(1,424,111)
Net unrealized appreciation on investments	10,930,193

Net assets	$62,178,470
Capital shares outstanding	1,586,541
Net asset value per share	$39.19

Investments, at cost	$50,907,298
Repurchase agreement, at cost	156,188

Total cost	$51,063,486
STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends	$190,332
Interest	352

Total investment income	190,684

Expenses:
Management fees	283,208
Transfer agent and administrative fees	94,403
Investor service fees	94,403
Portfolio accounting fees	37,761
Trustees’ fees*	4,352
Audit and outside service fees	45,350
Printing fees	36,407
Miscellaneous	(5,630)

Total expenses	590,254

Net investment loss	(399,570)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,437,951

Net realized gain	5,437,951

Net change in unrealized appreciation (depreciation) on:
Investments	3,193,005

Net change in unrealized appreciation (depreciation)	3,193,005

Net realized and unrealized gain	8,630,956

Net increase in net assets resulting from operations	$8,231,386

*    Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(399,570)	$(267,975)
Net realized gain on investments	5,437,951	4,202,297
Net change in unrealized appreciation (depreciation) on investments	3,193,005	7,659,593

Net increase in net assets resulting from operations	8,231,386	11,593,915

Distributions to Shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	112,741,033	69,247,787
Cost of shares redeemed	(103,711,891)	(47,618,481)

Net increase from capital share transactions	9,029,142	21,629,306

Net increase in net assets	17,260,528	33,223,221
Net assets:
Beginning of year	44,917,942	11,694,721

End of year	$62,178,470	$44,917,942

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	3,306,088	2,971,794
Shares redeemed	(3,239,015)	(2,072,658)

Net increase in shares	67,073	899,136

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 143

S&P MIDCAP 400 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$29.56	$18.85	$29.51	$29.33	$30.24

Income (loss) from investment operations:
Net investment loss[a]	(.35)	(.25)	(.24)	(.19)	(.28)
Net gain (loss) on investments (realized and unrealized)	9.98	10.96	(10.42)	2.69	1.26

Total from investment operations	9.63	10.71	(10.66)	2.50	.98

Less distributions:
Net realized gains	—	—	—	(2.32)	(1.89)

Total distributions	—	—	—	(2.32)	(1.89)

Net asset value, end of period	$39.19	$29.56	$18.85	$29.51	$29.33

Total Return[b]	32.58%	56.82%	(36.12%)	8.42%	3.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,178	$44,918	$11,695	$25,940	$15,440

Ratios to average net assets:
Net investment loss	(1.06%)	(1.01%)	(0.89%)	(0.61%)	(0.90%)
Total expenses	1.56%	1.55%	1.51%	1.48%	1.47%

Portfolio turnover rate	304%	244%	381%	591%	462%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

144 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P MIDCAP 400 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund’s current benchmark is the S&P MidCap 400 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P MidCap 400 Pure Value Fund returned 20.13%, compared with 23.18% for the S&P MidCap 400 Pure Value Index.
Mid-cap value stocks significantly underperformed their mid-cap growth stock counterparts. Industrials, which composed about 20% of the portfolio, rose about 30%, and contributed 6.19% to return. Consumer Discretionary and Financials were also significant contributors to performance. Lightly weighted Telecommunication Services (0.87% of the portfolio) contributed less than 1% to Fund return.
The best-performing holdings included Cathay General Bancorp, Foot Locker, Inc. and Saks, Inc. Dynegy, Inc., Wilmington Trust Corp. and Overseas Shipholding Group, Inc. were among the stocks providing the least performance to the index during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P MIDCAP 400 PURE VALUE FUND	20.13%	3.21%	5.86%
S&P MIDCAP 400 PURE VALUE INDEX	23.18%	5.40%	8.18%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Kindred Healthcare, Inc.	2.9%
CoreLogic, Inc.	2.7%
First American Financial Corp.	2.2%
Ingram Micro, Inc. — Class A	2.0%
Omnicare, Inc.	2.0%
Barnes & Noble, Inc.	1.9%
Community Health Systems, Inc.	1.9%
URS Corp.	1.9%
Tech Data Corp.	1.9%
Smithfield Foods, Inc.	1.8%

Top Ten Total	21.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   145

SCHEDULE OF INVESTMENTS	December 31, 2010
S&P MIDCAP 400 PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

FINANCIALS - 22.9%
First American Financial Corp.	22,850	$341,379
Unitrin, Inc.	10,448	256,394
Protective Life Corp.	8,533	227,319
Reinsurance Group of America, Inc. — Class A	4,216	226,441
Fidelity National Financial, Inc. — Class A	15,443	211,260
Transatlantic Holdings, Inc.	3,791	195,691
Everest Re Group Ltd.	1,985	168,368
Hanover Insurance Group, Inc.	3,582	167,351
American Financial Group, Inc.	5,174	167,069
BancorpSouth, Inc.	10,350	165,083
Old Republic International Corp.	10,659	145,282
StanCorp Financial Group, Inc.	3,201	144,493
International Bancshares Corp.	5,840	116,975
Mercury General Corp.	2,650	113,977
Astoria Financial Corp.	7,906	109,973
W.R. Berkley Corp.	3,990	109,246
HCC Insurance Holdings, Inc.	3,751	108,554
Washington Federal, Inc.	6,354	107,510
Synovus Financial Corp.	38,846	102,554
Fulton Financial Corp.	8,686	89,813
Associated Banc-Corp.	5,622	85,173
Hospitality Properties Trust	3,483	80,248
Webster Financial Corp.	3,510	69,147
First Niagara Financial Group, Inc.	4,640	64,867
Apollo Investment Corp.	5,745	63,597

Total Financials		3,637,764

INDUSTRIALS - 14.0%
URS Corp.*	7,280	302,921
Manpower, Inc.	3,163	198,510
Navigant Consulting, Inc.*	19,944	183,485
KBR, Inc.	6,021	183,460
Granite Construction, Inc.	6,558	179,886
Aecom Technology Corp.*	6,282	175,707
Brink’s Co.	6,442	173,161
AirTran Holdings, Inc.*	22,442	165,846
Shaw Group, Inc.*	4,467	152,905
Harsco Corp.	4,721	133,699
JetBlue Airways Corp.*	19,515	128,994
Alliant Techsystems, Inc.	1,168	86,934
Trinity Industries, Inc.	3,160	84,088
Con-way, Inc.	1,900	69,483

Total Industrials		2,219,079

CONSUMER DISCRETIONARY - 13.7%
Barnes & Noble, Inc.	21,820	308,753
Boyd Gaming Corp.*	26,318	278,971
Collective Brands, Inc.*	11,830	249,613
Regis Corp.	11,502	190,933
American Greetings Corp. — Class A	8,262	183,086
Scholastic Corp.	4,992	147,464
Wendy’s — Class A	31,020	143,312
Rent-A-Center, Inc. — Class A	4,011	129,475
Bob Evans Farms, Inc.	3,920	129,203
Mohawk Industries, Inc.*	1,810	102,736
Foot Locker, Inc.	4,340	85,151
Career Education Corp.*	4,070	84,371
KB Home	5,620	75,814
MDC Holdings, Inc.	2,460	70,774

Total Consumer Discretionary		2,179,656

INFORMATION TECHNOLOGY - 11.8%
CoreLogic, Inc.	22,797	422,200
Ingram Micro, Inc. — Class A*	16,978	324,110
Tech Data Corp.*	6,731	296,299
Avnet, Inc.*	7,833	258,724
Arrow Electronics, Inc.*	7,397	253,347
AOL, Inc.*	7,650	181,382
SRA International, Inc. — Class A*	3,700	75,665
Convergys Corp.*	5,164	68,010

Total Information Technology		1,879,737

HEALTH CARE - 11.0%
Kindred Healthcare, Inc.*	25,118	461,418
Omnicare, Inc.	12,419	315,318
Community Health Systems, Inc.*	8,170	305,313
Owens & Minor, Inc.	7,540	221,902
Health Net, Inc.*	7,251	197,880
LifePoint Hospitals, Inc.*	4,378	160,892
Teleflex, Inc.	1,662	89,432

Total Health Care		1,752,155

UTILITIES - 8.6%
PNM Resources, Inc.	20,217	263,225
Questar Corp.	9,970	173,578
Atmos Energy Corp.	4,831	150,727
N.V. Energy, Inc.	9,325	131,016
Great Plains Energy, Inc.	6,518	126,384
Dynegy, Inc. — Class A*	21,978	123,517
UGI Corp.	3,377	106,646
WGL Holdings, Inc.	2,516	89,997
Hawaiian Electric Industries, Inc.	3,137	71,492
Vectren Corp.	2,435	61,800
IDACORP, Inc.	1,644	60,795

Total Utilities		1,359,177

CONSUMER STAPLES - 6.2%
Smithfield Foods, Inc.*	13,662	281,847
Universal Corp.	5,999	244,159
BJ’s Wholesale Club, Inc.*	4,262	204,150
Ruddick Corp.	3,840	141,466
Ralcorp Holdings, Inc.*	1,621	105,381

Total Consumer Staples		977,003

146 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
S&P MIDCAP 400 PURE VALUE FUND

	Shares	Value

MATERIALS - 5.4%
Ashland, Inc.	4,314	$219,410
Commercial Metals Co.	10,067	167,012
Reliance Steel & Aluminum Co.	2,540	129,794
Worthington Industries, Inc.	3,892	71,613
Olin Corp.	3,257	66,834
Cabot Corp.	1,757	66,151
Temple-Inland, Inc.	3,084	65,504
Louisiana-Pacific Corp.*	6,912	65,387

Total Materials		851,705

ENERGY - 4.4%
Overseas Shipholding Group, Inc.	6,500	230,230
Frontier Oil Corp.	6,433	115,858
Helix Energy Solutions Group, Inc.*	8,710	105,740
Tidewater, Inc.	1,742	93,789
Exterran Holdings, Inc.*	3,632	86,987
Southern Union Co.	2,618	63,015

Total Energy		695,619

TELECOMMUNICATION SERVICES - 1.5%
Telephone & Data Systems, Inc.	3,767	137,684
Cincinnati Bell, Inc.*	37,681	105,506

Total Telecommunication Services		243,190

Total Common Stocks (Cost $13,362,865)		15,795,085

WARRANT†† - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	27	9

Total Consumer Discretionary		9

Total Warrant (Cost $—)		9

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 12/31/10 at 0.10%due 01/03/11	$126,163	$126,163

Total Repurchase Agreement (Cost $126,163)		126,163

Total Investments - 100.3% (Cost $13,489,028)		$15,921,257

Liabilities, Less Cash & Other Assets — (0.3)%		(46,157)

Total Net Assets — 100.0%		$15,875,100

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreement — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 147

S&P MIDCAP 400 PURE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$15,795,094
Repurchase agreement, at value	126,163

Total investments	15,921,257
Receivables:
Fund shares sold	409,250
Dividends	9,300

Total assets	16,339,807

Liabilities:
Payable for:
Securities purchased	433,545
Fund shares redeemed	3,434
Management fees	10,045
Custodian fees	444
Transfer agent/maintenance fees	3,348
Investor service fees	3,348
Portfolio accounting fees	1,339
Other	9,204

Total liabilities	464,707

Net assets	$15,875,100

Net assets consist of:
Paid in capital	$17,983,247
Accumulated net investment loss	—
Accumulated net realized loss on investments	(4,540,376)
Net unrealized appreciation on investments	2,432,229

Net assets	$15,875,100
Capital shares outstanding	199,825
Net asset value per share	$79.45

Investments, at cost	$13,362,865
Repurchase agreement, at cost	126,163

Total cost	$13,489,028
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$369,287
Interest	193

Total investment income	369,480

Expenses:
Management fees	184,951
Transfer agent and administrative fees	61,650
Investor service fees	61,650
Portfolio accounting fees	24,660
Trustees’ fees*	3,149
Miscellaneous	44,790

Total expenses	380,850

Net investment loss	(11,370)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,255,787

Net realized gain	2,255,787

Net change in unrealized appreciation (depreciation) on:
Investments	(27,441)

Net change in unrealized appreciation (depreciation)	(27,441)

Net realized and unrealized gain	2,228,346

Net increase in net assets resulting from operations	$2,216,976

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P MIDCAP 400 PURE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(11,370)	$141,796
Net realized gain on investments	2,255,787	2,805,164
Net change in unrealized appreciation (depreciation) on investments	(27,441)	3,258,696

Net increase in net assets resulting from operations	2,216,976	6,205,656

Distributions to Shareholders From:
Net investment income	(141,797)	(254,108)

Total distributions to shareholders	(141,797)	(254,108)

Capital Share Transactions:
Proceeds from sale of shares	64,430,849	59,187,577
Distributions reinvested	141,797	254,108
Cost of shares redeemed	(80,279,065)	(43,481,930)

Net increase (decrease) from capital share transactions	(15,706,419)	15,959,755

Net increase (decrease) in net assets	(13,631,240)	21,911,303
Net Assets:
Beginning of year	29,506,340	7,595,037

End of year	$15,875,100	$29,506,340

Accumulated/(Undistributed) net investment income/(loss) at end of year	$—	$141,796

Capital Share Activity:
Shares sold	899,338	1,065,338	†
Shares issued from reinvestment of distributions	1,894	4,032	†
Shares redeemed	(1,142,948)	(802,602	)†

Net increase (decrease) in shares	(241,716)	266,768	†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 149

S&P MIDCAP 400 PURE VALUE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$66.83	$43.46	$104.20	$111.90	$96.35

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.50	1.75	1.05	1.40
Net gain (loss) on investments (realized and unrealized)	13.44	23.46	(47.84)	(6.45)	15.05

Total from investment operations	13.41	23.96	(46.09)	(5.40)	16.45

Less distributions from:
Net investment income	(.79)	(.59)	—	(2.20)	(.90)
Net realized gains	—	—	(14.65)	(.10)	—

Total distributions	(.79)	(.59)	(14.65)	(2.30)	(.90)

Net asset value, end of period	$79.45	$66.83	$43.46	$104.20	$111.90

Total Return[b]	20.13%	55.22%	(43.63%)	(4.85%)	17.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,875	$29,506	$7,595	$15,998	$28,254

Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.90%	2.06%	0.87%	1.37%
Total expenses	1.54%	1.54%	1.51%	1.49%	1.49%

Portfolio turnover rate	250%	321%	255%	358%	307%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

150 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P SMALLCAP 600 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund’s current benchmark is the S&P SmallCap 600 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P SmallCap 600 Pure Growth Fund returned 25.40%, compared with 28.72% for the S&P SmallCap 600 Pure Growth Index.
Small-cap growth stocks performed in-line with their value stock counterparts. Information Technology stocks, which composed about 30% of the portfolio, climbed about 30%, adding 10.10% to the return. Consumer Discretionary, about 23% of the index weight, rose 42% and contributed 9.15% to the return. Telecommunication Services was the only detractor from return, -0.27%.
The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Crocs, Inc., TriQuint Semiconductor, Inc. and Deckers Outdoor Corp. The weakest performers were Healthways, Inc., Nutrisystems, Inc. and Genoptix, Inc.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P SMALLCAP 600 PURE GROWTH FUND	25.40%	3.50%	5.85%
S&P SMALLCAP 600 PURE GROWTH INDEX	28.72%	5.73%	8.37%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600 Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Hi-Tech Pharmacal Company, Inc.	1.4%
Dolan Co.	1.2%
Sourcefire, Inc.	1.2%
Medifast, Inc.	1.2%
Par Pharmaceutical Companies, Inc.	1.1%
Blue Coat Systems, Inc.	1.1%
Air Methods Corp.	1.1%
Sturm Ruger & Company, Inc.	1.1%
Synchronoss Technologies, Inc.	1.1%
Ebix, Inc.	1.0%

Top Ten Total	11.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   151

SCHEDULE OF INVESTMENTS	December 31, 2010
S&P SMALLCAP 600 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.4%

INFORMATION TECHNOLOGY - 32.1%
Sourcefire, Inc.*	12,952	$335,845
Blue Coat Systems, Inc.*	10,716	320,087
Synchronoss Technologies, Inc.*	11,040	294,878
Ebix, Inc.*	12,062	285,508
TriQuint Semiconductor, Inc.*	24,105	281,787
Interactive Intelligence, Inc.*	10,494	274,523
Netscout Systems, Inc.*	11,764	270,690
Kopin Corp.*	58,174	242,004
Volterra Semiconductor Corp.*	10,244	237,251
Wright Express Corp.*	5,127	235,842
RightNow Technologies, Inc.*	9,780	231,493
CommVault Systems, Inc.*	7,986	228,559
Smith Micro Software, Inc.*	14,475	227,837
Novatel Wireless, Inc.*	22,720	216,976
comScore, Inc.*	9,479	211,476
Taleo Corp. — Class A*	7,512	207,707
Compellent Technologies, Inc.*	7,371	203,366
TTM Technologies, Inc.*	13,302	198,333
Bottomline Technologies, Inc.*	9,110	197,778
Radiant Systems, Inc.*	9,883	193,410
Blackbaud, Inc.	7,349	190,339
Kulicke & Soffa Industries, Inc.*	25,202	181,454
Perficient, Inc.*	14,450	180,625
Diodes, Inc.*	6,669	179,996
Power Integrations, Inc.	4,462	179,105
MAXIMUS, Inc.	2,724	178,640
Mercury Computer Systems, Inc.*	9,542	175,382
Tyler Technologies, Inc.*	7,993	165,935
Ceva, Inc.*	8,090	165,845
Oplink Communications, Inc.*	8,618	159,174
Liquidity Services, Inc.*	10,903	153,187
MicroStrategy, Inc. — Class A*	1,728	147,692
Synaptics, Inc.*	5,016	147,370
OSI Systems, Inc.*	3,963	144,095
DTS, Inc.*	2,570	126,058
Netgear, Inc.*	3,547	119,463
j2 Global Communications, Inc.*	4,042	117,016
Monolithic Power Systems, Inc.*	6,925	114,401
CSG Systems International, Inc.*	5,939	112,485
Stratasys, Inc.*	3,444	112,412
Hittite Microwave Corp.*	1,774	108,285
JDA Software Group, Inc.*	3,732	104,496
Veeco Instruments, Inc.*	2,401	103,147
Websense, Inc.*	5,007	101,392
Sonic Solutions, Inc.*	6,440	96,600
DG FastChannel, Inc.*	3,270	94,438
Littelfuse, Inc.	1,890	88,943
iGate Corp.	4,290	84,556
Stamps.com, Inc.	5,964	79,023
Viasat, Inc.*	1,680	74,609
Forrester Research, Inc.	2,068	72,980
Global Payments, Inc.	1	46

Total Information Technology		8,954,539

CONSUMER DISCRETIONARY - 27.0%
Sturm Ruger & Company, Inc.	19,563	299,118
Coinstar, Inc.*	5,037	284,288
Texas Roadhouse, Inc. — Class A*	16,168	277,605
BJ’s Restaurants, Inc.*	7,794	276,142
CROCS, Inc.*	15,555	266,302
DineEquity, Inc.*	5,350	264,183
Jos A. Bank Clothiers, Inc.*	6,543	263,814
Lumber Liquidators Holdings, Inc.*	10,396	258,964
Jo-Ann Stores, Inc.*	4,170	251,117
Iconix Brand Group, Inc.*	11,594	223,880
Buckle, Inc.	5,771	217,971
Interval Leisure Group, Inc.*	13,467	217,357
Buffalo Wild Wings, Inc.*	4,814	211,094
Cabela’s, Inc.*	9,567	208,082
PF Chang’s China Bistro, Inc.	4,270	206,924
Kirkland’s, Inc.*	14,705	206,311
Zumiez, Inc.*	7,466	200,611
Steven Madden Ltd.*	4,808	200,590
True Religion Apparel, Inc.*	9,005	200,451
National Presto Industries, Inc.	1,487	193,325
Monro Muffler Brake, Inc.	5,403	186,890
CEC Entertainment, Inc.*	4,750	184,443
Kid Brands, Inc.*	20,580	175,959
Cracker Barrel Old Country Store, Inc.	3,099	169,732
HSN, Inc.*	5,530	169,439
Arbitron, Inc.	4,002	166,163
Peet’s Coffee & Tea, Inc.*	3,933	164,163
Hibbett Sports, Inc.*	4,328	159,703
Maidenform Brands, Inc.*	6,414	152,461
California Pizza Kitchen, Inc.*	8,780	151,718
Biglari Holdings, Inc.*	363	148,906
Blue Nile, Inc.*	2,546	145,275
Capella Education Co.*	1,970	131,163
American Public Education, Inc.*	3,130	116,561
Pre-Paid Legal Services, Inc.*	1,838	110,740
PetMed Express, Inc.	6,020	107,216
Universal Electronics, Inc.*	3,596	102,019
Volcom, Inc.	5,347	100,898
Universal Technical Institute, Inc.	3,540	77,951
Carter’s, Inc.*	2,430	71,709

Total Consumer Discretionary		7,521,238

HEALTH CARE - 21.2%
Hi-Tech Pharmacal Company, Inc.*	15,502	386,775
Par Pharmaceutical Companies, Inc.*	8,368	322,252
Air Methods Corp.*	5,424	305,208
MWI Veterinary Supply, Inc.*	4,072	257,147
Arqule, Inc.*	38,655	226,905
Neogen Corp.*	5,412	222,054

152 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
S&P SMALLCAP 600 PURE GROWTH FUND

	Shares	Value

IPC The Hospitalist Company, Inc.*	5,660	$220,797
Quality Systems, Inc.	3,131	218,606
Cooper Companies, Inc.	3,874	218,261
Regeneron Pharmaceuticals, Inc.*	6,636	217,860
HMS Holdings Corp.*	3,280	212,446
Align Technology, Inc.*	10,008	195,556
Catalyst Health Solutions, Inc.*	4,185	194,561
American Medical Systems Holdings, Inc.*	10,105	190,580
Healthspring, Inc.*	7,118	188,840
Salix Pharmaceuticals Ltd.*	3,656	171,686
Parexel International Corp.*	7,730	164,108
Corvel Corp.*	3,303	159,700
Bio-Reference Labs, Inc.*	7,092	157,301
Integra LifeSciences Holdings Corp.*	3,215	152,069
Cyberonics, Inc.*	4,900	151,998
Ensign Group, Inc.	6,028	149,916
Dionex Corp.*	1,265	149,283
Almost Family, Inc.*	3,779	145,189
Genoptix, Inc.*	7,560	143,791
Cubist Pharmaceuticals, Inc.*	6,337	135,612
Abaxis, Inc.*	4,728	126,947
Viropharma, Inc.*	6,100	105,652
Kensey Nash Corp.*	3,494	97,238
Chemed Corp.	1,530	97,170
Haemonetics Corp.*	1,390	87,820
Enzo Biochem, Inc.*	15,013	79,269
Zoll Medical Corp.*	1,968	73,269

Total Health Care		5,925,866

INDUSTRIALS - 5.7%
Dolan Co.*	24,381	339,383
Triumph Group, Inc.	1,980	177,032
Consolidated Graphics, Inc.*	3,480	168,536
Vicor Corp.	9,014	147,830
Allegiant Travel Co. — Class A	2,842	139,940
American Science & Engineering, Inc.	1,430	121,879
II-VI, Inc.*	2,620	121,463
Orion Marine Group, Inc.*	9,550	110,780
Exponent, Inc.*	2,720	102,082
Applied Signal Technology, Inc.	2,620	99,272
Healthcare Services Group, Inc.	4,372	71,132

Total Industrials		1,599,329

FINANCIALS - 4.1%
World Acceptance Corp.*	4,792	253,018
Portfolio Recovery Associates, Inc.*	2,342	176,118
Ezcorp, Inc. — Class A*	6,369	172,791
Cash America International, Inc.	4,035	149,013
First Cash Financial Services, Inc.*	4,725	146,428
Stifel Financial Corp.*	1,724	106,957
eHealth, Inc.*	5,171	73,376
Signature Bank *	1,256	$62,800

Total Financials		1,140,501

CONSUMER STAPLES - 3.8%
Medifast, Inc.*	11,498	332,062
Boston Beer Company, Inc. —Class A*	2,365	224,888
TreeHouse Foods, Inc.*	3,826	195,470
Darling International, Inc.*	13,575	180,276
Calavo Growers, Inc.	5,895	135,880

Total Consumer Staples		1,068,576

MATERIALS - 3.4%
Schweitzer-Mauduit International, Inc.	3,617	227,582
KapStone Paper and Packaging Corp.*	14,062	215,149
Buckeye Technologies, Inc.	10,034	210,814
Balchem Corp.	5,728	193,664
Quaker Chemical Corp.	2,636	109,842

Total Materials		957,051

ENERGY - 1.9%
Gulfport Energy Corp.*	8,534	184,761
Contango Oil & Gas Co.*	2,490	144,246
Oil States International, Inc.*	1,693	108,504
CARBO Ceramics, Inc.	820	84,903

Total Energy		522,414

TELECOMMUNICATION SERVICES - 1.2%
Neutral Tandem, Inc.*	9,400	135,736
Atlantic Tele-Network, Inc.	3,116	119,468
Cbeyond, Inc.*	5,794	88,532

Total Telecommunication Services		343,736

Total Common Stocks (Cost $23,362,328)		28,033,250

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$171,213	171,213

Total Repurchase Agreement (Cost $171,213)		171,213

Total Investments - 101.0% (Cost $23,533,541)		$28,204,463

Liabilities, Less Cash & Other Assets — (1.0)%		(284,983)

Total Net Assets — 100.0%		$27,919,480

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreement — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 153

S&P SMALLCAP 600 PURE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$28,033,250
Repurchase agreement, at value	171,213

Total investments	28,204,463
Receivables:
Securities sold	827,917
Fund shares sold	620,796
Dividends	6,844

Total assets	29,660,020

Liabilities:
Payable for:
Fund shares redeemed	1,693,482
Management fees	16,289
Custodian fees	717
Transfer agent/maintenance fees	5,430
Investor service fees	5,430
Portfolio accounting fees	2,172
Other	17,020

Total liabilities	1,740,540

Net assets	$27,919,480

Net assets consist of:
Paid in capital	$31,311,531
Accumulated net investment loss	—
Accumulated net realized loss on investments	(8,062,973)
Net unrealized appreciation on investments	4,670,922

Net assets	$27,919,480
Capital shares outstanding	934,553
Net asset value per share	$29.87

Investments, at cost	$23,362,328
Repurchase agreement, at cost	171,213

Total cost	$23,533,541
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$92,293
Interest	154

Total investment income	92,447

Expenses:
Management fees	114,125
Transfer agent and administrative fees	38,042
Investor service fees	38,042
Portfolio accounting fees	15,216
Trustees’ fees*	1,651
Audit and outside service fees	22,416
Printing fees	16,707
Miscellaneous	(7,403)

Total expenses	238,796

Net investment loss	(146,349)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	881,785

Net realized gain	881,785

Net change in unrealized appreciation (depreciation) on:
Investments	2,039,219

Net change in unrealized appreciation (depreciation)	2,039,219

Net realized and unrealized gain	2,921,004

Net increase in net assets resulting from operations	$2,774,655

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(146,349)	$(156,884)
Net realized gain on investments	881,785	1,103,692
Net change in unrealized appreciation (depreciation) on investments	2,039,219	1,459,565

Net increase in net assets resulting from operations	2,774,655	2,406,373

Distributions to Shareholders	—	—

Capital Share Transactions:
Proceeds from sale of shares	96,754,486	94,056,239
Cost of shares redeemed	(85,165,739)	(96,624,009)

Net increase (decrease) from capital share transactions	11,588,747	(2,567,770)

Net increase (decrease) in net assets	14,363,402	(161,397)
Net assets:
Beginning of year	13,556,078	13,717,475

End of year	$27,919,480	$13,556,078

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	3,748,828	4,853,655
Shares redeemed	(3,383,275)	(5,056,310)

Net increase (decrease) in shares	365,553	(202,655)

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 155

S&P SMALLCAP 600 PURE GROWTH FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$23.82	$17.78	$27.07	$29.92	$28.64

Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.23)	(.01)	(.28)	(.31)
Net gain (loss) on investments (realized and unrealized)	6.30	6.27	(9.28)	.30	2.54

Total from investment operations	6.05	6.04	(9.29)	.02	2.23

Less distributions from:
Net realized gains	—	—	—	(2.87)	(.95)

Total distributions	—	—	—	(2.87)	(.95)

Net asset value, end of period	$29.87	$23.82	$17.78	$27.07	$29.92

Total Return[b]	25.40%	33.97%	(34.32%)	(0.11%)	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,919	$13,556	$13,717	$12,428	$23,300

Ratios to average net assets:
Net investment loss	(0.96%)	(1.13%)	(0.04%)	(0.90%)	(1.01%)
Total expenses	1.57%	1.56%	1.52%	1.49%	1.49%

Portfolio turnover rate	529%	633%	465%	573%	769%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

156 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
S&P SMALLCAP 600 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2010, S&P SmallCap 600 Pure Value Fund returned 25.10%, compared with 29.18% for the S&P SmallCap 600 Pure Value Index.
Small-cap value stocks performed in-line with their small-cap growth stock counterparts. Consumer Discretionary stocks, which composed 58% of the portfolio, climbed 27%, adding 13.49% to return. Industrials was the other large contributor to return, 5.29%. Consumer Staples, which composed about 5% of the portfolio and had performance of -6%, was the only negative contributor to return, -0.26%.
The stocks contributing the most to return in the S&P SmallCap 600 Pure Value Index were Quiksilver, Inc., Tuesday Morning Corp. and Petroleum Development Corp. Those contributing least were First BankCorp (Puerto Rico), Seahawk Drilling, Inc. and AMN Healthcare Services, Inc.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 3, 2004 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/2010

			Since Inception
	1 Year	5 Year	(05/03/04)

S&P SMALLCAP 600 PURE VALUE FUND	25.10%	1.72%	4.40%
S&P SMALLCAP 600 PURE VALUE INDEX	29.18%	4.01%	7.78%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600 Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Kendle International, Inc.	1.9%
Ciber, Inc.	1.8%
Corinthian Colleges, Inc.	1.8%
StarTek, Inc.	1.8%
Audiovox Corp. — Class A	1.7%
School Specialty, Inc.	1.7%
Agilysys, Inc.	1.6%
Seneca Foods Corp. — Class A	1.4%
SWS Group, Inc.	1.4%
Alliance One International, Inc.	1.3%

Top Ten Total	16.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   157

SCHEDULE OF INVESTMENTS	December 31, 2010
S&P SMALLCAP 600 PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 101.9%

CONSUMER DISCRETIONARY - 26.6%
Corinthian Colleges, Inc.*	59,510	$310,047
Audiovox Corp. — Class A*	34,742	299,823
Standard Pacific Corp.*	47,369	217,897
O’Charleys, Inc.*	27,738	199,714
Tuesday Morning Corp.*	36,546	192,963
Lithia Motors, Inc. — Class A	12,738	182,026
MarineMax, Inc.*	19,431	181,680
La-Z-Boy, Inc. — Class Z*	19,449	175,430
Red Robin Gourmet Burgers,Inc.*	7,836	168,239
Group 1 Automotive, Inc.	3,735	155,974
Fred’s, Inc. — Class A	11,238	154,635
Spartan Motors, Inc.	25,236	153,687
HOT Topic, Inc.	24,196	151,709
Sonic Automotive, Inc. — Class A	11,316	149,824
Christopher & Banks Corp.	22,124	136,063
Callaway Golf Co.	16,646	134,333
Zale Corp.*	30,079	128,137
Brown Shoe Company, Inc.	9,183	127,919
Stage Stores, Inc.	7,119	123,444
Standard Motor Products, Inc.	8,774	120,204
PEP Boys-Manny Moe & Jack	8,812	118,345
Stein Mart, Inc.	11,545	106,791
Quiksilver, Inc.*	20,843	105,674
Haverty Furniture Companies, Inc.	7,743	100,504
Blyth, Inc.	2,412	83,166
OfficeMax, Inc.*	4,630	81,951
Coldwater Creek, Inc.*	24,890	78,901
Live Nation Entertainment, Inc.*	6,450	73,659
Ruth’s Hospitality Group, Inc.*	15,121	70,010
Helen of Troy Ltd.*	2,056	61,145
Jack in the Box, Inc.*	2,880	60,854
Multimedia Games, Inc.*	10,190	56,860
Ruby Tuesday, Inc.*	3,765	49,171
Marcus Corp.	3,070	40,739
Skechers U.S.A., Inc. — Class A*	2,020	40,400

Total Consumer Discretionary		4,591,918

INDUSTRIALS - 17.3%
School Specialty, Inc.*	21,055	293,296
Skywest, Inc.	14,195	221,726
Apogee Enterprises, Inc.	12,216	164,550
Gibraltar Industries, Inc.*	12,052	163,546
Federal Signal Corp.	22,225	152,463
EMCOR Group, Inc.*	5,176	150,000
Universal Forest Products, Inc.	3,524	137,084
SFN Group, Inc.*	13,807	134,756
Comfort Systems USA, Inc.	10,183	134,110
ABM Industries, Inc.	4,640	122,032
United Stationers, Inc.*	1,760	112,306
Briggs & Stratton Corp.	4,894	96,363
Griffon Corp.*	7,274	92,671
G&K Services, Inc. — Class A	2,990	92,421
Lydall, Inc.*	11,230	90,401
CDI Corp.	4,845	90,069
Kelly Services, Inc. — Class A*	4,538	85,314
Lawson Products, Inc.	3,374	83,979
Volt Information Sciences, Inc.*	9,040	78,196
On Assignment, Inc.*	9,396	76,577
Dycom Industries, Inc.*	4,869	71,818
Powell Industries, Inc.*	1,920	63,130
GenCorp, Inc.*	11,838	61,202
AAR Corp.*	2,155	59,198
Standard Register Co.	17,356	59,184
Curtiss-Wright Corp.	1,530	50,796
Standex International Corp.	1,468	43,908

Total Industrials		2,981,096

FINANCIALS - 15.8%
SWS Group, Inc.	47,837	241,577
Wilmington Trust Corp.	42,185	183,083
First BanCorp*	311,059	143,087
Stewart Information Services Corp.	11,657	134,405
Piper Jaffray Companies, Inc.*	3,689	129,152
Susquehanna Bancshares, Inc.	13,336	129,092
Selective Insurance Group, Inc.	6,706	121,714
Bank Mutual Corp.	24,863	118,845
Horace Mann Educators Corp.	6,491	117,098
Investment Technology Group, Inc.*	7,106	116,325
Hanmi Financial Corp.*	96,358	110,812
Wintrust Financial Corp.	3,252	107,414
Presidential Life Corp.	10,244	101,723
United Community Banks, Inc.*	48,611	94,791
Whitney Holding Corp.	5,777	81,745
Delphi Financial Group, Inc. — Class A	2,761	79,627
First Midwest Bancorp, Inc.	6,133	70,652
United Fire & Casualty Co.	3,022	67,451
Wilshire Bancorp, Inc.	8,692	66,233
Interactive Brokers Group, Inc. — Class A	3,517	62,673
Navigators Group, Inc.*	1,235	62,182
Infinity Property & Casualty Corp.	947	58,525
Pinnacle Financial Partners, Inc.*	3,822	51,903
Cedar Shopping Centers, Inc.	7,945	49,974
AMERISAFE, Inc.*	2,813	49,227
Safety Insurance Group, Inc.	992	47,189
Boston Private Financial Holdings, Inc.	7,134	46,728
Kite Realty Group Trust	8,303	44,919
PrivateBancorp, Inc. — Class A	3,010	43,284

Total Financials		2,731,430

158 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
S&P SMALLCAP 600 PURE VALUE FUND

	Shares	Value

INFORMATION TECHNOLOGY - 14.7%
Ciber, Inc.*	67,213	$314,557
StarTek, Inc.*	60,073	304,570
Agilysys, Inc.*	49,392	278,077
SYNNEX Corp.*	5,814	181,397
Insight Enterprises, Inc.*	12,078	158,946
Benchmark Electronics, Inc.*	6,889	125,104
Brightpoint, Inc.*	13,743	119,976
THQ, Inc.*	19,100	115,746
Hutchinson Technology, Inc.*	30,475	113,062
Scansource, Inc.*	3,387	108,045
Black Box Corp.	2,609	99,899
Gerber Scientific, Inc.*	12,234	96,282
United Online, Inc.	14,505	95,733
CACI International, Inc. — Class A*	1,780	95,052
Brooks Automation, Inc.*	8,493	77,032
Anixter International, Inc.	1,030	61,522
Digi International, Inc.*	4,495	49,894
Infospace, Inc.*	5,970	49,551
Arris Group, Inc.*	3,739	41,952
Comtech Telecommunications Corp.	1,478	40,985

Total Information Technology		2,527,382

HEALTH CARE - 11.6%
Kendle International, Inc.*	30,292	329,880
PharMerica Corp.*	19,295	220,928
Molina Healthcare, Inc.*	6,565	182,835
Centene Corp.*	6,077	153,991
Cross Country Healthcare, Inc.*	17,515	148,352
Healthways, Inc.*	13,217	147,502
Amedisys, Inc.*	4,209	141,002
RehabCare Group, Inc.*	5,805	137,578
Gentiva Health Services, Inc.*	4,306	114,540
Cambrex Corp.*	21,851	112,970
Invacare Corp.	2,964	89,394
Amsurg Corp. — Class A*	3,920	82,124
Symmetry Medical, Inc.*	8,870	82,047
CONMED Corp.*	1,866	49,318

Total Health Care		1,992,461

CONSUMER STAPLES - 6.1%
Seneca Foods Corp. — Class A*	9,140	246,597
Alliance One International, Inc.*	53,298	225,984
Spartan Stores, Inc.	9,623	163,110
Nash Finch Co.	3,595	152,823
Central Garden and Pet Co. — Class A*	15,111	149,297
Sanderson Farms, Inc.	1,540	60,291
Casey’s General Stores, Inc.	1,185	50,374

Total Consumer Staples		1,048,476

MATERIALS - 4.3%
A. Schulman, Inc.	6,113	139,927
Penford Corp.*	22,472	137,304
Wausau Paper Corp.	12,424	106,971
Headwaters, Inc.*	17,659	80,878
AM Castle & Co.*	4,224	77,764
Myers Industries, Inc.	7,225	70,372
Kaiser Aluminum Corp.	1,391	69,675
Stepan Co.	661	50,414

Total Materials		733,305

ENERGY - 3.2%
World Fuel Services Corp.	3,858	139,505
Hornbeck Offshore Services, Inc.*	4,758	99,347
Seahawk Drilling, Inc.*	9,401	84,139
Matrix Service Co.*	6,197	75,480
Holly Corp.	1,340	54,632
Bristow Group, Inc.*	977	46,261
Tetra Technologies, Inc.*	3,723	44,192

Total Energy		543,556

UTILITIES - 2.3%
Central Vermont Public Service Corp.	4,703	102,808
Laclede Group, Inc.	2,647	96,721
Avista Corp.	3,327	74,924
NorthWestern Corp.	1,589	45,811
CH Energy Group, Inc.	856	41,850
Southwest Gas Corp.	1,114	40,850

Total Utilities		402,964

Total Common Stocks (Cost $14,842,845)		17,552,588

	Face
	Amount

REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$96,439	96,439

Total Repurchase Agreement (Cost $96,439)		96,439

Total Investments - 102.4% (Cost $14,939,284)		$17,649,027

Liabilities, Less Cash & Other Assets — (2.4)%		(421,279)

Total Net Assets — 100.0%		$17,227,748

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

1	Repurchase Agreement — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 159

S&P SMALLCAP 600 PURE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$17,552,588
Repurchase agreement, at value	96,439

Total investments	17,649,027
Receivables:
Securities sold	659,806
Dividends	5,747

Total assets	18,314,580

Liabilities:
Payable for:
Fund shares redeemed	1,047,807
Management fees	10,136
Custodian fees	446
Transfer agent/maintenance fees	3,378
Investor service fees	3,378
Portfolio accounting fees	1,351
Other	20,336

Total liabilities	1,086,832

Net assets	$17,227,748

Net assets consist of:
Paid in capital	$21,465,415
Accumulated net investment loss	—
Accumulated net realized loss on investments	(6,947,410)
Net unrealized appreciation on investments	2,709,743

Net assets	$17,227,748
Capital shares outstanding	168,925
Net asset value per share	$101.98

Investments, at cost	$14,842,845
Repurchase agreement, at cost	96,439

Total cost	$14,939,284

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends	$205,029
Interest	207

Total investment income	205,236

Expenses:
Management fees	163,053
Transfer agent and administrative fees	54,351
Investor service fees	54,351
Portfolio accounting fees	21,741
Trustees’ fees*	2,544
Printing fees	19,418
Miscellaneous	22,023

Total expenses	337,481

Net investment loss	(132,245)

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	(147,775)

Net realized loss	(147,775)

Net change in unrealized appreciation (depreciation) on:
Investments	723,537

Net change in unrealized appreciation (depreciation)	723,537

Net realized and unrealized gain	575,762

Net increase in net assets resulting from operations	$443,517

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

160 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(132,245)	$(72,023)
Net realized gain (loss) on investments	(147,775)	6,577,669
Net change in unrealized appreciation (depreciation) on investments	723,537	1,753,036

Net increase in net assets resulting from operations	443,517	8,258,682

Distributions to shareholders from:
Net investment income	—	(195,475)

Total distributions to shareholders	—	(195,475)

Capital share transactions:
Proceeds from sale of shares	126,900,019	82,652,502
Distributions reinvested	—	195,475
Cost of shares redeemed	(123,677,761)	(87,659,469)

Net increase (decrease) from capital share transactions	3,222,258	(4,811,492)

Net increase in net assets	3,665,775	3,251,715
Net assets:
Beginning of year	13,561,973	10,310,258

End of year	$17,227,748	$13,561,973

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	1,392,712	1,216,577 †
Shares issued from reinvestment of distributions	—	2,433 †
Shares redeemed	(1,390,154)	(1,255,471)†

Net increase (decrease) in shares	2,558	(36,461)†

†	Share amounts for the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 161

S&P SMALLCAP 600 PURE VALUE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009[c]	2008[c]	2007[c]	2006[c]

Per Share Data
Net asset value, beginning of period	$81.52	$50.83	$91.10	$143.00	$128.35

Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.26)	1.20	.95	.90
Net gain (loss) on investments (realized and unrealized)	21.02	31.93	(40.87)	(29.85)	23.70

Total from investment operations	20.46	31.67	(39.67)	(28.90)	24.60

Less distributions from:
Net investment income	—	(.98)	(.60)	(.30)	(.85)
Net realized gains	—	—	—	(22.70)	(9.10)

Total distributions	—	(.98)	(.60)	(23.00)	(9.95)

Net asset value, end of period	$101.98	$81.52	$50.83	$91.10	$143.00

Total Return[b]	25.10%	62.33%	(43.50%)	(20.36%)	19.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,228	$13,562	$10,310	$9,710	$34,124

Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.37%)	1.60%	0.66%	0.64%
Total expenses	1.55%	1.55%	1.52%	1.49%	1.49%

Portfolio turnover rate	526%	380%	391%	241%	433%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

162 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
EUROPE 1.25x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2010, Europe 1.25x Strategy Fund maintained a daily correlation of over 93% to its benchmark of 125% of the daily price movement of the STOXX 50 Index. Europe 1.25x Strategy Fund returned -10.35% while the STOXX 50 Index returned -3.56% over the same period. The Consumer Staples segment, up 15.37% during the year, contributed the most to Fund performance, 2.02%. The Materials segment, which climbed 23.45%, contributed 1.81% to return. Detracting from performance was Financials, which was the largest sector in the portfolio at 27%, and returned -17.86%, dropping -4.92% off return. Utilities, Energy and Health Care also detracted.
The EURO STOXX 50 tracks some of the largest companies in Europe, but its most heavily weighted sector, Financials, is still undergoing recovery. The Fund’s returns, expressed in dollar terms, were also impacted by the 6.6% decline of the euro against the dollar during the year.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/2010

			Since Inception
	1 Year	5 Year	(10/01/01)

EUROPE 1.25x STRATEGY FUND	-10.35%	-4.36%	1.38%
STOXX 50 INDEX	-3.56%	0.68%	4.69%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The STOXX 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Novartis AG ADR	4.3%
Total S.A. ADR	3.5%
HSBC Holdings plc ADR	2.9%
Siemens AG ADR	2.5%
France Telecom S.A. ADR	2.4%
Royal Dutch Shell plc ADR	2.4%
ENI SpA ADR	2.3%
Vodafone Group plc ADR	2.2%
BP plc ADR	2.2%
Rio Tinto plc ADR	2.1%

Top Ten Total	26.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX | SGI variable trust annual report   |   163

SCHEDULE OF INVESTMENTS	December 31, 2010
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 51.1%

FINANCIALS - 10.4%
HSBC Holdings plc ADR	5,120	$261,325
Banco Santander S.A. ADR	14,840	158,046
Deutsche Bank AG	2,090	108,785
UBS AG	6,260	103,102
Credit Suisse Group AG ADR	2,310	93,347
Banco Bilbao Vizcaya Argentaria S.A. ADR	8,310	84,513
Barclays plc ADR	4,720	77,974
ING Groep N.V. ADR	5,960	58,348

Total Financials		945,440

ENERGY - 10.4%
Total S.A. ADR	5,990	320,345
Royal Dutch Shell plc ADR	3,210	214,364
ENI SpA ADR	4,660	203,829
BP plc ADR	4,590	202,740

Total Energy		941,278

HEALTH CARE - 8.8%
Novartis AG ADR	6,620	390,249
GlaxoSmithKline plc ADR	4,030	158,057
AstraZeneca plc ADR	2,860	132,103
Sanofi-Aventis S.A. ADR	2,632	84,829
Alcon, Inc.	200	32,680

Total Health Care		797,918

TELECOMMUNICATION SERVICES - 7.2%
France Telecom S.A. ADR	10,350	218,178
Vodafone Group plc ADR	7,710	203,775
Telefonica S.A. ADR	2,480	169,682
Deutsche Telekom AG ADR	4,710	60,288

Total Telecommunication Services		651,923

MATERIALS - 4.5%
Rio Tinto plc ADR	2,610	187,033
BHP Billiton Ltd. ADR	1,670	155,176
ArcelorMittal	1,670	63,677

Total Materials		405,886

CONSUMER STAPLES - 3.1%
Diageo plc ADR	1,430	106,292
Unilever N.V.	3,380	106,132
British American Tobacco plc ADR	950	73,815

Total Consumer Staples		286,239

INDUSTRIALS - 2.5%
Siemens AG ADR	1,800	223,650

INFORMATION TECHNOLOGY - 2.1%
SAP AG ADR	1,600	80,976
Telefonaktiebolaget LM Ericsson ADR	5,070	58,457
Nokia Oyj ADR	4,990	51,497

Total Information Technology		190,930

CONSUMER DISCRETIONARY - 1.5%
Daimler AG	2,010	135,836

UTILITIES - 0.6%
Veolia Environnement S.A. ADR	1,860	54,609

Total Common Stocks (Cost $3,600,146)		4,633,709

	Face
	Amount
REPURCHASE AGREEMENTS† †, 1 - 41.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$956,676	956,676
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	953,895	953,895
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	913,013	913,013
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	913,014	913,014

Total Repurchase Agreements (Cost $3,736,598)		3,736,598

Total Investments - 92.4% (Cost $7,336,744)		$8,370,307

Other Assets,
Less Liabilities — 7.6%		692,223

Total Net Assets — 100.0%		$9,062,530

164 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
EUROPE 1.25x STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2011 EURO Currency Futures Contracts (Aggregate Value of Contracts $6,848,025)	41	$73,723

FUTURES CONTRACTS PURCHASED†
March 2011 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $1,518,678)	44	$(9,247)
March 2011 EURO STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $3,514,918)	94	(56,615)

(Total Aggregate Value of Contracts $5,033,596)		$(65,862)

Country Diversification
The pie chart above reflects percentages of the market value of Common Stocks.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 165

EUROPE 1.25x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$4,633,709
Repurchase agreements, at value	3,736,598

Total investments	8,370,307
Segregated cash with broker	511,372
Receivable from broker	16,976
Receivables:
Variation margin	44,848
Securities sold	95,476
Fund shares sold	43,056
Dividends	15,012
Foreign taxes reclaim	4,449
Interest	12

Total assets	9,101,508

Liabilities:
Due to broker	17,089
Payable for:
Management fees	6,640
Custodian fees	243
Transfer agent/maintenance fees	1,845
Investor service fees	1,845
Portfolio accounting fees	738
Licensing fees	194
Other	10,384

Total liabilities	38,978

Net assets	$9,062,530

Net assets consist of:
Paid in capital	$14,815,530
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,794,424)
Net unrealized appreciation on investments	1,041,424

Net assets	$9,062,530
Capital shares outstanding	612,334
Net asset value per share	$14.80

Investments, at cost	$3,600,146
Repurchase agreements, at cost	3,736,598

Total cost	$7,336,744
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $12,331)	$283,431
Interest	3,994

Total investment income	287,425

Expenses:
Management fees	102,282
Transfer agent and administrative fees	28,412
Investor service fees	28,412
Portfolio accounting fees	11,365
Trustees’ fees*	1,707
Miscellaneous	21,955

Total expenses	194,133

Net investment income	93,292

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	789,283
Futures contracts	(1,339,251)
Foreign currency	(280,974)

Net realized loss	(830,942)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,196,793)
Futures contracts	(301,705)
Foreign currency	68,201

Net change in unrealized appreciation (depreciation)	(2,430,297)

Net realized and unrealized loss	(3,261,239)

Net decrease in net assets resulting from operations	$(3,167,947)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

EUROPE 1.25x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$93,292	$136,383
Net realized gain (loss) on investments and foreign currency	(830,942)	1,630,865
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,430,297)	2,263,618

Net increase (decrease) in net assets resulting from operations	(3,167,947)	4,030,866

Distributions to shareholders from:
Net investment income	(169,256)	(517,215)

Total distributions to shareholders	(169,256)	(517,215)

Capital share transactions:
Proceeds from sale of shares	87,347,017	87,899,479
Distributions reinvested	169,256	517,215
Cost of shares redeemed	(97,474,706)	(82,107,657)

Net increase (decrease) from capital share transactions	(9,958,433)	6,309,037

Net increase (decrease) in net assets	(13,295,636)	9,822,688
Net assets:
Beginning of year	22,358,166	12,535,478

End of year	$9,062,530	$22,358,166

Undistributed net investment income at end of year	$—	$169,255

Capital share activity:
Shares sold	5,949,770	6,090,427
Shares issued from reinvestment of distributions	11,157	29,811
Shares redeemed	(6,684,951)	(5,775,119)

Net increase (decrease) in shares	(724,024)	345,119

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 167

EUROPE 1.25x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$16.73	$12.65	$29.95	$29.60	$23.84

Income (loss) from investment operations:
Net investment income[a]	.12	.13	.55	.70	.70
Net gain (loss) on investments (realized and unrealized)	(1.85)	4.31	(17.04)	3.26	6.31

Total from investment operations	(1.73)	4.44	(16.49)	3.96	7.01

Less distributions from:
Net investment income	(.20)	(.36)	(.19)	(.71)	(.48)
Net realized gains	—	—	(.62)	(2.90)	(.77)

Total distributions	(.20)	(.36)	(.81)	(3.61)	(1.25)

Net asset value, end of period	$14.80	$16.73	$12.65	$29.95	$29.60

Total Return[b]	(10.35%)	35.01%	(54.86%)	13.06%	29.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,063	$22,358	$12,535	$82,833	$89,490

Ratios to average net assets:
Net investment income	0.82%	0.90%	2.33%	2.18%	2.55%
Total expenses	1.71%	1.71%	1.67%	1.63%	1.65%

Portfolio turnover rate	461%	321%	111%	220%	219%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

168 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
JAPAN 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2010, Japan 2x Strategy Fund maintained a daily correlation of over 91% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund returned 15.72% while the Nikkei-225 Stock Average Index returned 11.36% over the same time period.
All sectors contributed to Fund performance. The largest contributions were from Industrials, Information Technology and Consumer Discretionary, contributing 4.20%, 3.15% and 2.30% to return, respectively.
The Japanese yen appreciated almost 13% against the dollar during the year, which helped the Fund’s performance as it does not hedge out its foreign currency exposure.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/2010

			Since Inception
	1 Year	5 Year	(10/01/01)

JAPAN 2x STRATEGY FUND	15.72%	-2.19%	2.00%
NIKKEI - 225 STOCK AVERAGE INDEX	11.36%	-0.35%	5.77%

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nikkei-225 Stock Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as futures contracts, and currency futures contracts.
the RYDEX | SGI variable trust annual report   |   169

SCHEDULE OF INVESTMENTS	December 31, 2010
JAPAN 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 76.9%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$1,697,597	$1,697,597
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,692,661	1,692,661
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,620,119	1,620,119
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,620,119	1,620,119

Total Repurchase Agreements (Cost $6,630,496)		6,630,496

Total Investments - 76.9% (Cost $6,630,496)		$6,630,496

Cash & Other Assets, Less Liabilities - 23.1%		1,987,184

Total Net Assets — 100.0%		$8,617,680

		Unrealized
	Contracts	Gain (loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2011 Japanese Yen Currency Futures Contracts (Aggregate Value of Contracts $17,720,063)	115	$340,218

FUTURES CONTRACTS PURCHASED†
March 2011 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $17,101,750)	335	(43,203)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreements — See Note 6.

170 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Repurchase agreements, at value	$6,630,496

Total investments	6,630,496
Segregated cash with broker	2,242,500
Receivables:
Variation margin	27,311
Interest	21

Total assets	8,900,328

Liabilities:
Payable for:
Fund shares redeemed	264,311
Management fees	5,027
Custodian fees	221
Transfer agent/maintenance fees	1,676
Investor service fees	1,676
Portfolio accounting fees	670
Other	9,067

Total liabilities	282,648

Net assets	$8,617,680

Net assets consist of:
Paid in capital	$15,355,616
Accumulated net investment loss	—
Accumulated net realized loss on investments	(7,034,951)
Net unrealized appreciation on investments	297,015

Net assets	$8,617,680
Capital shares outstanding	401,013
Net asset value per share	$21.49

Repurchase agreements, at cost	$6,630,496

Total cost	$6,630,496
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$7,255

Total investment income	7,255

Expenses:
Management fees	50,491
Transfer agent and administrative fees	16,830
Investor service fees	16,830
Portfolio accounting fees	6,732
Trustees’ fees*	842
Audit and outside service fees	6,235
Printing fees	5,574
Miscellaneous	837

Total expenses	104,371

Net investment loss	(97,116)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	580,853

Net realized gain	580,853

Net change in unrealized appreciation (depreciation) on:
Futures contracts	127,894

Net change in unrealized appreciation (depreciation)	127,894

Net realized and unrealized gain	708,747

Net increase in net assets resulting from operations	$611,631

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 171

JAPAN 2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(97,116)	$(138,097)
Net realized gain on investments	580,853	2,016,139
Net change in unrealized appreciation (depreciation) on investments	127,894	(810,156)

Net increase in net assets resulting from operations	611,631	1,067,886

Distributions to shareholders from:
Net investment income	—	(31,969)

Total distributions to shareholders	—	(31,969)

Capital share transactions:
Proceeds from sale of shares	74,254,486	69,313,593
Distributions reinvested	—	31,969
Cost of shares redeemed	(74,658,275)	(75,075,537)

Net decrease from capital share transactions	(403,789)	(5,729,975)

Net Increase (decrease) in net assets	207,842	(4,694,058)
Net assets:
Beginning of year	8,409,838	13,103,896

End of year	$8,617,680	$8,409,838

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	4,076,487	4,318,134
Shares issued from reinvestment of distributions	—	1,917
Shares redeemed	(4,128,317)	(4,736,245)

Net decrease in shares	(51,830)	(416,194)

172 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$18.57	$15.08	$22.73	$27.13	$33.42

Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.23)	.05	.88	1.02
Net gain (loss) on investments (realized and unrealized)	3.18	3.79	(7.86)	(3.83)	.50

Total from investment operations	2.92	3.56	(7.81)	(2.95)	1.52

Less distributions from:
Net investment income	—	(.07)	(.13)	(1.45)	(1.29)
Net realized gains	—	—	—	—	(6.52)

Total distributions	—	(.07)	(.13)	(1.45)	(7.81)

Payments by affiliates	—	—	.29 [c]	—	—

Net asset value, end of period	$21.49	$18.57	$15.08	$22.73	$27.13

Total Return[b]	15.72%	23.68%	(32.97%) [c]	(11.23%)	5.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,618	$8,410	$13,104	$15,568	$30,510

Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.49%)	0.25%	3.32%	2.99%
Total expenses	1.55%	1.60%	1.65%	1.64%	1.63%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Excluding the reimbursement, the Fund’s total return would have been (34.25%)

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 173

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
STRENGTHENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”).
Inception: September 30, 2005
For the one-year period ended December 31, 2010, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund returned -4.51%, compared with a 1.50% gain for its benchmark, the U.S. Dollar Index.
The yen, Swiss franc and Swedish krona contributed the most to index performance during the year, while the euro and British pound detracted from the performance of the index for the year.
The U.S. Dollar Index traded in a narrow range early in 2010, but spiked in mid-year over concerns about European sovereign debt and fears of a slow global economic recovery. It fell back in the last half of the year as the U.S. Federal Reserve pumped money into the economy via low rates and a second round of quantitative easing designed to help the U.S. economy gain traction. There was also another round of fiscal stimulus in the December tax cuts.
At year end, the dollar had advanced against the euro and pound, both suffering from their own versions of economic and fiscal woes, but fallen against the yen and Swiss franc. The strength of the yen was a surprise, given Japanese economic weakness and large debt burden, and despite the first market intervention from the Bank of Japan since 2004 to hold down the yen, designed to protect its exporters. The Swiss central bank also reportedly mounted a massive intervention effort to stem appreciation of its currency, as investors were attracted to its strong fiscal position.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
September 30, 2005 — December 31, 2010
AVERAGE ANNUAL RETURNS PERIODS ENDED 12/31/2010

			Since Inception
	1 Year	5 Year	(09/30/05)

STRENGTHENING DOLLAR 2x STRATEGY FUND	-4.51%	-7.54%	-6.64%
U.S. DOLLAR INDEX	1.50%	-2.82%	-2.35%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as currency index swaps and currency futures contracts.
174    |    the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS STRENGTHENING DOLLAR 2x STRATEGY FUND	December 31, 2010

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† — 29.1%
Federal Home Loan Bank[1] 0.08% due 01/10/11	$1,000,000	$999,980
Farmer Mac[1] 0.10% due 01/13/11	1,000,000	999,966

Total Federal Agency Discount Notes (Cost $1,999,946)		1,999,946

REPURCHASE AGREEMENTS††,2 — 69.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	1,270,608	1,270,608
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,197,383	1,197,383
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,146,068	1,146,068
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,146,068	1,146,068

Total Repurchase Agreements (Cost $4,760,127)		4,760,127

Total Investments — 98.4% (Cost $6,760,073)		$6,760,073

Cash & Other Assets, Less Liabilities — 1.6%		110,471

Total Net Assets — 100.0%		$6,870,544

		Unrealized
	Contracts	Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2011 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $12,132,900)	153	$(137,638)

	Units
CURRENCY INDEX SWAP AGREEMENT††
Goldman Sachs International January 2011 U.S. Dollar Index Swap, Terminating 01/27/11[4] (Notional Value $1,624,846)	20,532	$(9,774)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 6.

[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2010.

[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 175

STRENGTHENING DOLLAR 2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$1,999,946
Repurchase agreements, at value	4,760,127

Total investments	6,760,073
Segregated cash with broker	198,900
Receivable for swap settlement	59,132
Receivables:
Fund shares sold	331,751
Interest	15

Total assets	7,349,871

Liabilities:
Unrealized depreciation on swap agreements	9,774
Payable for:
Variation margin	76,194
Fund shares redeemed	377,460
Management fees	5,577
Custodian fees	204
Transfer agent/maintenance fees	1,549
Investor service fees	1,549
Portfolio accounting fees	620
Other	6,400

Total liabilities	479,327

Net assets	$6,870,544

Net assets consist of:
Paid in capital	$10,321,015
Accumulated net investment loss	—
Accumulated net realized loss on investments	(3,303,059)
Net unrealized depreciation on investments	(147,412)

Net assets	$6,870,544
Capital shares outstanding	1,044,852
Net asset value per share	$6.58

Investments, at cost	$1,999,946
Repurchase agreements, at cost	4,760,127

Total cost	$6,760,073
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$14,902

Total investment income	14,902

Expenses:
Management fees	92,729
Transfer agent and administrative fees	25,758
Investor service fees	25,758
Portfolio accounting fees	10,303
Trustees’ fees*	1,112
Miscellaneous	18,927

Total expenses	174,587

Net investment loss	(159,685)

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Currency index swaps	(461,328)
Futures contracts	159,413

Net realized loss	(301,915)

Net change in unrealized appreciation (depreciation) on:
Currency index swaps	(89,680)
Futures contracts	(279,238)

Net change in unrealized appreciation (depreciation)	(368,918)

Net realized and unrealized loss	(670,833)

Net decrease in net assets resulting from operations	$(830,518)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

176 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(159,685)	$(93,045)
Net realized loss on investments	(301,915)	(2,009,336)
Net change in unrealized appreciation (depreciation) on investments	(368,918)	772,300

Net decrease in net assets resulting from operations	(830,518)	(1,330,081)

Distributions to shareholders from:
Net realized gains	—	(2,363,329)

Total distributions to shareholders	—	(2,363,329)

Capital share transactions:
Proceeds from sale of shares	125,762,833	101,503,797
Distributions reinvested	—	2,363,329
Cost of shares redeemed	(125,587,200)	(99,671,863)

Net increase from capital share transactions	175,633	4,195,263

Net increase (decrease) in net assets	(654,885)	501,853
Net assets:
Beginning of year	7,525,429	7,023,576

End of year	$6,870,544	$7,525,429

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	17,276,135	6,089,566
Shares issued from reinvestment of distributions	—	367,547
Shares redeemed	(17,324,657)	(5,694,228)

Net increase (decrease) in shares	(48,522)	762,885

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 177

STRENGTHENING DOLLAR 2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$6.88	$21.25	$20.13	$22.59	$25.62

Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.27)	(.08)	.70	.79
Net gain (loss) on investments (realized and unrealized)	(.19)	(3.82)	1.20	(3.16)	(3.51)

Total from investment operations	(.30)	(4.09)	1.12	(2.46)	(2.72)

Less distributions from:
Net investment income	—	—	—	—	(.31)
Net realized gains	—	(10.28)	—	—	—

Total distributions	—	(10.28)	—	—	(.31)

Net asset value, end of period	$6.58	$6.88	$21.25	$20.13	$22.59

Total Return[b]	(4.51%)	(15.84%)	5.56%	(10.89%)	(10.63%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,871	$7,525	$7,024	$4,006	$3,067

Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.57%)	(0.41%)	3.26%	3.33%
Total expenses	1.69%	1.72%	1.69%	1.61%	1.65%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

178 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
WEAKENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).
Inception: September 30, 2005
For the one-year period ended December 31, 2010, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 98% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund returned -5.61%, compared with a 1.50% gain for its benchmark, the U.S. Dollar Index.
The yen, Swiss franc and Swedish krona contributed the most to index performance during the year, while the euro and British pound detracted from the performance of the index for the year.
The U.S. Dollar Index traded in a narrow range early in 2010, but spiked in mid-year over concerns about European sovereign debt and fears of a slow global economic recovery. It fell back in the last half of the year as the U.S. Federal Reserve pumped money into the economy via low rates and a second round of quantitative easing designed to help the U.S. economy gain traction. There was also another round of fiscal stimulus in the December tax cuts.
At year end, the dollar had advanced against the euro and pound, both suffering from their own versions of economic and fiscal woes, but fallen against the yen and Swiss franc. The strength of the yen was a surprise, given Japanese economic weakness and large debt burden, and despite the first market intervention from the Bank of Japan since 2004 to hold down the yen, designed to protect its exporters. The Swiss central bank also reportedly mounted a massive intervention effort to stem appreciation of its currency, as investors were attracted to its strong fiscal position.
Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
September 30, 2005 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/2010

			Since Inception
	1 Year	5 Year	(09/30/05)

WEAKENING DOLLAR 2x STRATEGY FUND	-5.61%	4.02%	3.31%
U.S. DOLLAR INDEX	1.50%	-2.82%	-2.35%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as currency index swap agreements and currency futures contracts.

the RYDEX | SGI variable trust annual report | 179

SCHEDULE OF INVESTMENTS	December 31, 2010

WEAKENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† — 18.2%
Federal Home Loan Bank[1] 0.17% due 01/10/11	$300,000	$299,994
Farmer Mac[1] 0.10% due 01/13/11	300,000	299,990

Total Federal Agency Discount Notes (Cost $599,984)		599,984

REPURCHASE AGREEMENTS††,2 — 79.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[3]	738,466	738,466
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	643,755	643,755
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	616,165	616,165
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	616,165	616,165

Total Repurchase Agreements (Cost $2,614,551)		2,614,551

Total Investments — 97.4% (Cost $3,214,535)		$3,214,535

Cash & Other Assets, Less Liabilities — 2.6%		87,167

Total Net Assets — 100.0%		$3,301,702

		Unrealized
	Contracts	Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2011 U.S. Dollar Index Futures Contract (Aggregate Value of Contracts $5,551,000)	70	$65,221

	Units
CURRENCY INDEX SWAP AGREEMENT SOLD SHORT††
Goldman Sachs International January 2011 U.S. Dollar Index Swap, Terminating 01/27/11[4] (Notional Value $1,096,238)	13,852	$13,390

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 6.

[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2010.

[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

180 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$599,984
Repurchase agreements, at value	2,614,551

Total investments	3,214,535
Segregated cash with broker	91,000
Unrealized appreciation on swap agreements	13,390
Receivables:
Variation margin	34,860
Fund shares sold	4,857
Interest	8

Total assets	3,358,650

Liabilities:
Swap settlement	37,676
Fund shares redeemed	8,471
Management fees	2,086
Custodian fees	76
Transfer agent/maintenance fees	580
Investor service fees	580
Portfolio accounting fees	232
Other	7,247

Total liabilities	56,948

Net Assets	$3,301,702

Net assets consist of:
Paid in capital	$5,660,094
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,437,003)
Net unrealized appreciation on investments	78,611

Net assets	$3,301,702
Capital shares outstanding	130,730
Net asset value per share	$25.26

Investments, at cost	$599,984
Repurchase agreements, at cost	2,614,551

Total cost	$3,214,535
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment income:
Interest	$5,125

Total investment income	5,125

Expenses:
Management fees	32,220
Transfer agent and administrative fees	8,950
Investor service fees	8,950
Portfolio accounting fees	3,580
Trustees’ fees*	481
Audit and outside service fees	3,796
Miscellaneous	2,811

Total expenses	60,788

Net investment loss	(55,663)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Currency index swaps	(299,127)
Futures contracts	(480,538)

Net realized loss	(779,665)

Net change in unrealized appreciation (depreciation) on:
Currency index swaps	17,029
Futures contracts	287,670

Net change in unrealized appreciation (depreciation)	304,699

Net realized and unrealized loss	(474,966)

Net decrease in net assets resulting from operations	$(530,629)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 181

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(55,663)	$(118,114)
Net realized gain (loss) on investments	(779,665)	965,487
Net change in unrealized appreciation (depreciation) on investments	304,699	(759,018)

Net increase (decrease) in net assets resulting from operations	(530,629)	88,355

Distributions to shareholders from:
Net investment income	—	(2,390)

Total distributions to shareholders	—	(2,390)

Capital share transactions:
Proceeds from sale of shares	23,120,221	59,861,148
Distributions reinvested	—	2,390
Cost of shares redeemed	(24,195,851)	(66,006,661)

Net decrease from capital share transactions	(1,075,630)	(6,143,123)

Net decrease in net assets	(1,606,259)	(6,057,158)
Net assets:
Beginning of year	4,907,961	10,965,119

End of year	$3,301,702	$4,907,961

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	939,074	2,482,978
Shares issued from reinvestment of distributions	—	83
Shares redeemed	(991,828)	(2,736,491)

Net decrease in shares	(52,754)	(253,430)

182 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$26.75	$25.10	$28.60	$27.51	$24.31

Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.40)	.07	.89	.93
Net gain (loss) on investments (realized and unrealized)	(1.11)	2.06	(3.57)	4.15	3.14

Total from investment operations	(1.49)	1.66	(3.50)	5.04	4.07

Less distributions from:
Net investment income	—	(.01)	—	(3.95)	(.86)
Net realized gains	—	—	—	—	(.01)

Total distributions	—	(.01)	—	(3.95)	(.87)

Net asset value, end of period	$25.26	$26.75	$25.10	$28.60	$27.51

Total Return[b]	(5.61%)	6.61%	(12.24%)	18.12%	16.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,302	$4,908	$10,965	$13,579	$11,155

Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.58%)	0.23%	3.02%	3.46%
Total expenses	1.70%	1.71%	1.68%	1.64%	1.65%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 183

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
REAL ESTATE FUND
OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”), (collectively, “Real Estate Companies”).
Inception: October 1, 2001
Real Estate Fund returned 24.86%, compared to a gain of 15.06% for the S&P 500 Index. Within the sector, Real Estate Investment Trusts (REITs), which compose 92% of the portfolio, rose about 27% for the year, contributing almost all of the return. Real Estate Management & Development segment, which composed about 7% of the portfolio, provided most of the rest of Fund performance.
The year was favorable to REITs in that slow, steady economic growth helped set the stage for improvements in occupancy and rents, while also helping non-commercial mortgage delinquencies level off. The industry was also aided by falling 10-year Treasury yields, which pushed capitalization rates lower and supported property valuations.
The strongest performing stocks included Equity Residential, Host Hotels & Resorts, Inc. and Simon Property Group, Inc. St. Joe Co., Dupont Fabros Technology, Inc. and Forestar Group, Inc. contributed least to Fund performance during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
October 1, 2001 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(10/01/01)

REAL ESTATE FUND	24.86%	-0.71%	6.54%
S&P 500 INDEX	15.06%	2.29%	4.09%
MSCI U.S. REIT INDEX	28.48%	2.99%	10.62%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Simon Property Group, Inc.	3.1%
Public Storage	2.5%
Vornado Realty Trust	2.3%
Equity Residential	2.3%
General Growth Properties, Inc.	2.2%
HCP, Inc.	2.2%
Host Hotels & Resorts, Inc.	2.0%
Boston Properties, Inc.	2.0%
Annaly Capital Management, Inc.	1.9%
Weyerhaeuser Co.	1.9%

Top Ten Total	22.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
184   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 100.0%

REAL ESTATE INVESTMENT TRUSTS (REITS) - 94.2%
SPECIALIZED REITS - 24.1%
Public Storage	6,152	$623,936
HCP, Inc.	14,851	546,368
Host Hotels & Resorts, Inc.	28,875	515,996
Ventas, Inc.	8,154	427,922
Health Care REIT, Inc.	8,256	393,316
Plum Creek Timber Company, Inc.	9,700	363,265
Nationwide Health Properties, Inc.	8,931	324,910
Rayonier, Inc.	5,746	301,780
Senior Housing Properties Trust	12,102	265,518
Hospitality Properties Trust	10,906	251,274
Omega Healthcare Investors, Inc.	9,909	222,358
Entertainment Properties Trust	4,704	217,560
DiamondRock Hospitality Co.*	17,075	204,900
LaSalle Hotel Properties	7,748	204,547
Extra Space Storage, Inc.	10,421	181,325
Healthcare Realty Trust, Inc.	8,275	175,182
Medical Properties Trust, Inc.	15,421	167,009
Sunstone Hotel Investors, Inc.*	16,081	166,117
Potlatch Corp.	4,567	148,656
Hersha Hospitality Trust — Class A	22,155	146,223
U-Store-It Trust	13,293	126,682
Sovran Self Storage, Inc.	3,059	112,602

Total Specialized REITs		6,087,446

RETAIL REITS - 20.0%
Simon Property Group, Inc.	8,001	796,019
General Growth Properties, Inc.	35,862	555,144
Kimco Realty Corp.	22,788	411,096
Macerich Co.	7,778	368,444
Federal Realty Investment Trust	4,176	325,436
Realty Income Corp.	8,556	292,615
Developers Diversified Realty Corp.	20,178	284,308
Regency Centers Corp.	6,585	278,150
Taubman Centers, Inc.	4,959	250,330
Weingarten Realty Investors	10,514	249,813
CBL & Associates Properties, Inc.	12,932	226,310
National Retail Properties, Inc.	8,299	219,923
Tanger Factory Outlet Centers	4,197	214,844
Equity One, Inc.	11,408	207,397
Pennsylvania Real Estate Investment Trust	9,060	131,642
Acadia Realty Trust	6,903	125,911
Glimcher Realty Trust	14,094	118,390

Total Retail REITs		5,055,772

OFFICE REITS - 15.5%
Boston Properties, Inc.	5,947	512,037
SL Green Realty Corp.	5,142	347,136
Digital Realty Trust, Inc.	6,372	328,413
Alexandria Real Estate Equities, Inc.	4,136	303,003
Pediment Office Realty Trust, Inc. — Class A	13,470	271,286
Duke Realty Corp.	21,454	267,317
Mack-Cali Realty Corp.	7,315	241,834
BioMed Realty Trust, Inc.	12,677	236,426
Corporate Office Properties Trust	6,412	224,099
Highwoods Properties, Inc.	7,018	223,523
Douglas Emmett, Inc.	12,700	210,820
Kilroy Realty Corp.	5,710	208,244
Brandywine Realty Trust	16,583	193,192
Common Wealth REIT	6,984	178,162
Lexington Realty Trust	19,891	158,134

Total Office REITs		3,903,626

RESIDENTIAL REITS - 14.2%
Equity Residential	10,931	567,866
AvalonBay Communities, Inc.	4,092	460,555
UDR, Inc.	13,018	306,183
Camden Property Trust	5,356	289,117
Essex Property Trust, Inc.	2,531	289,091
Apartment Investment & Management Co. — Class A	9,944	256,953
BRE Properties, Inc.	5,728	249,168
American Campus Communities, Inc.	6,858	217,810
Mid-America Apartment Communities, Inc.	3,414	216,755
Home Properties, Inc.	3,860	214,191
Post Properties, Inc.	5,570	202,191
Equity Lifestyle Properties, Inc.	3,472	194,189
Associated Estates Realty Corp.	7,808	119,384

Total Residential REITs		3,583,453

MORTGAGE REITS - 7.2%
Annaly Capital Management, Inc.	27,325	489,664
MFA Financial, Inc.	27,356	223,225
American Capital Agency Corp.	6,854	196,984
Starwood Property Trust, Inc.	8,450	181,506
Hatteras Financial Corp.	5,654	171,147
Invesco Mortgage Capital, Inc.	6,817	148,883
Redwood Trust, Inc.	9,890	147,658
Anworth Mortgage Asset Corp.	19,160	134,120
Cypress Sharpridge Investments, Inc.	9,730	125,614

Total Mortgage REITs		1,818,801

DIVERSIFIED REITS - 6.1%
Vornado Realty Trust	7,023	585,227
Liberty Property Trust	8,954	285,812
Washington Real Estate Investment Trust	6,754	209,306

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 185

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
REAL ESTATE FUND

	Shares	Value

Colonial Properties Trust	9,645	$174,092
PS Business Parks, Inc.	2,810	156,573
Cousins Properties, Inc.	17,019	141,938

Total Diversified REITs		1,552,948

INDUSTRIAL REITS - 5.2%
ProLogis	29,150	420,926
AMB Property Corp.	10,764	341,326
DuPont Fabros Technology, Inc.	7,844	166,842
DCT Industrial Trust, Inc.	26,099	138,586
EastGroup Properties, Inc.	3,224	136,440
First Industrial Realty Trust, Inc.*	13,621	119,320

Total Industrial REITs		1,323,440

FOREST PRODUCTS - 1.9%
Weyerhaeuser Co.	24,711	467,779

Total Real Estate Investment Trusts (REITs)		23,793,265

REAL ESTATE SERVICES - 2.6%
CB Richard Ellis Group, Inc. — Class A*	18,033	369,316
Jones Lang LaSalle, Inc.	3,297	276,684

Total Real Estate Services		646,000

REAL ESTATE OPERATING COMPANIES - 1.0%
Brookfield Properties Corp.	15,056	263,931

DIVERSIFIED REAL ESTATE ACTIVITIES - 0.8%
St. Joe Co.*	9,642	210,678

REAL ESTATE DEVELOPMENT - 0.7%
Howard Hughes Corp.*	3,090	168,158

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Forest City Enterprises, Inc. — Class A*	9,910	165,398

Total Common Stocks (Cost $14,505,309)		25,247,430

	Face
	Amount	Value

REPURCHASE AGREEMENT ††,1 - 0.2%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$52,790	$52,790

Total Repurchase Agreement (Cost $52,790)		52,790

Total Investments - 100.2% (Cost $14,558,099)		$25,300,220

Liabilities, Less Cash & Other Assets — (0.2)%		(38,240)

Total Net Assets — 100.0%		$25,261,980

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Repurchase Agreement — See Note 6.

REIT — Real Estate Investment Trust

186 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

REAL ESTATE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$25,247,430
Repurchase agreement, at value	52,790

Total investments	25,300,220
Cash	1,728
Receivables:
Securities sold	579,099
Fund shares sold	35,399
Dividends	138,690

Total assets	26,055,136

Liabilities:
Payable for:
Fund shares redeemed	743,062
Management fees	18,417
Custodian fees	716
Transfer agent/maintenance fees	5,417
Investor service fees	5,417
Portfolio accounting fees	2,167
Other	17,960

Total liabilities	793,156

Net assets	$25,261,980

Net assets consist of:
Paid in capital	$32,171,613
Undistributed net investment income	497,372
Accumulated net realized loss on investments	(18,149,126)
Net unrealized appreciation on investments	10,742,121

Net assets	$25,261,980
Capital shares outstanding	964,334
Net asset value per share	$26.20

Investments, at cost	$14,505,309
Repurchase agreement, at cost	52,790

Total cost	$14,558,099
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $2,572)	$1,047,130
Interest	227

Total investment income	1,047,357

Expenses:
Management fees	283,233
Transfer agent and administrative fees	83,304
Investor service fees	83,304
Portfolio accounting fees	33,321
Trustees’ fees*	4,120
Miscellaneous	62,702

Total expenses	549,984

Net investment income	497,373

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,163,334

Net realized gain	2,163,334

Net change in unrealized appreciation (depreciation) on:
Investments	1,676,248

Net change in unrealized appreciation (depreciation)	1,676,248

Net realized and unrealized gain	3,839,582

Net increase in net assets resulting from operations	$4,336,955

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 187

REAL ESTATE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$497,373	$575,246
Net realized gain (loss) on investments	2,163,334	(3,131,780)
Net change in unrealized appreciation (depreciation) on investments	1,676,248	8,199,313

Net increase in net assets resulting from operations	4,336,955	5,642,779

Distributions to shareholders from:
Net investment income	(575,246)	(674,166)

Total distributions to shareholders	(575,246)	(674,166)

Capital share transactions:
Proceeds from sale of shares	159,529,139	111,717,937
Distributions reinvested	575,246	674,166
Cost of shares redeemed	(172,476,141)	(98,925,973)

Net increase (decrease) from capital share transactions	(12,371,756)	13,466,130

Net increase (decrease) in net assets	(8,610,047)	18,434,743
Net assets:
Beginning of year	33,872,027	15,437,284

End of year	$25,261,980	$33,872,027

Undistributed net investment income at end of year	$497,372	$575,245

Capital share activity:
Shares sold	6,687,209	6,121,767
Shares issued from reinvestment of distributions	22,818	33,408
Shares redeemed	(7,325,879)	(5,456,422)

Net increase (decrease) in shares	(615,852)	698,753

188 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$21.44	$17.51	$34.35	$50.25	$40.30

Income (loss) from investment operations:
Net investment income[a]	.35	.50	.79	.63	.72
Net gain (loss) on investments (realized and unrealized)	4.97	3.90	(15.47)	(10.02)	11.68

Total from investment operations	5.32	4.40	(14.68)	(9.39)	12.40

Less distributions from:
Net investment income	(.56)	(.47)	(.20)	(1.09)	(.83)
Net realized gains	—	—	(1.96)	(5.42)	(1.62)

Total distributions	(.56)	(.47)	(2.16)	(6.51)	(2.45)

Net asset value, end of period	$26.20	$21.44	$17.51	$34.35	$50.25

Total Return[b]	24.86%	25.27%	(41.64%)	(19.12%)	30.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,262	$33,872	$15,437	$31,757	$83,181

Ratios to average net assets:
Net investment income	1.49%	2.83%	2.61%	1.28%	1.54%
Total expenses	1.65%	1.65%	1.62%	1.60%	1.60%

Portfolio turnover rate	394%	450%	288%	226%	532%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 189

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
GOVERNMENT LONG BOND 1.2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S.Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.
Inception: August 18, 1997
The 30-year bond began 2010 with a yield of 4.64% and ended the year about where it started. Yields fell for most of the year due to safe-haven buying amid concerns about European debt crisis and the potential for a U.S. double-dip recession. But the Fed’s quantitative easing and passage of a tax cut helped push up yields in the last few weeks of the year, as concerns rose that the gradually improving economy and asset purchases by the Fed could stoke inflation.
Despite faltering as the year drew to a close, the overall solid performance of Treasuries in 2010 helped the Government Long Bond 1.2x Strategy Fund close up 10.14% for the year.
Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
December 31, 2000 – December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

	1 Year	5 Year	10 Year

GOVERNMENT LONG BOND 1.2x STRATEGY FUND	10.14%	3.04%	4.81%
PRICE MOVEMENT OF LONG TREASURY BOND*	2.77%	-2.65%	-0.18%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	9.38%	5.73%	6.57%

*	Does not reflect any interest.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in U.S. Government securities and in derivative instruments such as futures.
190   |   the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 41.6%
Fannie Mae[1] 0.09% due 01/05/11	$2,000,000	$1,999,980
Federal Home Loan Bank[2] 0.13% due 01/05/11	2,000,000	1,999,971
Farmer Mac 0.08% due 01/18/11	2,000,000	1,999,925
Freddie Mac[1] 0.05% due 01/03/11	1,000,000	999,997

Total Federal Agency Discount Notes (Cost $6,999,873)		6,999,873

U.S. GOVERNMENT SECURITIES† - 23.7%
U.S. Treasury Bond 4.25% due 11/15/40	4,054,000	3,986,856

Total U.S. Government Securities (Cost $3,900,067)		3,986,856

REPURCHASE AGREEMENTS††,3 - 13.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	590,036	590,036
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	588,321	588,321
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	563,107	563,107
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	563,107	563,107

Total Repurchase Agreements (Cost $2,304,571)		2,304,571

Total Investments - 79.0% (Cost $13,204,511)		$13,291,300

Cash & Other Assets, Less Liabilities – 21.0%		3,541,339

Total Net Assets – 100.0%		$16,832,639

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED†
March 2011 Ultra Long-Term U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $21,092,375)	166	$221,019

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 191

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$10,986,729
Repurchase agreements, at value	2,304,571

Total investments	13,291,300
Segregated cash with broker	405,150
Receivables:
Variation margin	194,109
Securities sold	2,094,722
Fund shares sold	880,936
Interest	34,130

Total assets	16,900,347

Liabilities:
Overdraft due to custodian bank	86
Payable for:
Fund shares redeemed	3,961
Management fees	9,885
Custodian fees	654
Transfer agent/maintenance fees	3,954
Investor service fees	4,942
Portfolio accounting fees	1,977
Other	42,249

Total liabilities	67,708

Net assets	$16,832,639

Net assets consist of:
Paid in capital	$23,940,280
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,415,449)
Net unrealized appreciation on investments	307,808

Net assets	$16,832,639
Capital shares outstanding	2,369,953
Net asset value per share	$7.10

Investments, at cost	$10,899,940
Repurchase agreements, at cost	2,304,571

Total cost	$13,204,511
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$1,614,821

Total investment income	1,614,821

Expenses:
Management fees	222,136
Transfer agent and administrative fees	88,855
Investor service fees	111,068
Portfolio accounting fees	44,427
Trustees’ fees*	4,824
Printing fees	30,493
Miscellaneous	52,289

Total expenses	554,092

Net investment income	1,060,729

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(644,817)
Futures contracts	570,399

Net realized loss	(74,418)

Net change in unrealized appreciation (depreciation) on:
Investments	83,488
Futures contracts	537,041

Net change in unrealized appreciation (depreciation)	620,529

Net realized and unrealized gain	546,111

Net increase in net assets resulting from operations	$1,606,840

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

192 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,060,729	$819,528
Net realized loss on investments	(74,418)	(5,003,952)
Net change in unrealized appreciation (depreciation) on investments	620,529	(12,040,892)

Net increase (decrease) in net assets resulting from operations	1,606,840	(16,225,316)

Distributions to shareholders from:
Net investment income	(1,069,767)	(812,130)
Net realized gains	—	(14,815,101)

Total distributions to shareholders	(1,069,767)	(15,627,231)

Capital share transactions:
Proceeds from sale of shares	646,517,465	381,138,369
Distributions reinvested	1,069,678	15,627,099
Cost of shares redeemed	(655,383,267)	(404,415,440)

Net decrease from capital share transactions	(7,796,124)	(7,649,972)

Net decrease in net assets	(7,259,051)	(39,502,519)
Net assets:
Beginning of year	24,091,690	63,594,209

End of year	$16,832,639	$24,091,690

Undistributed net investment income at end of year	$—	$7,398

Capital share activity:
Shares sold	89,845,379	33,665,126
Shares issued from reinvestment of distributions	152,743	2,156,176
Shares redeemed	(91,283,305)	(35,854,023)

Net increase (decrease) in shares	(1,285,183)	(32,721)

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 193

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$6.59	$17.24	$12.24	$11.56	$12.38

Income (loss) from investment operations:
Net investment income[a]	.17	.28	.35	.41	.42
Net gain (loss) on investments (realized and unrealized)	.50	(5.33)	5.00	.68	(.82)

Total from investment operations	.67	(5.05)	5.35	1.09	(.40)

Less distributions from:
Net investment income	(.16)	(.28)	(.35)	(.41)	(.42)
Net realized gains	—	(5.32)	—	—	—

Total distributions	(.16)	(5.60)	(.35)	(.41)	(.42)

Net asset value, end of period	$7.10	$6.59	$17.24	$12.24	$11.56

Total Return[b]	10.14%	(31.54%)	44.87%	9.77%	(3.14%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,833	$24,092	$63,594	$52,250	$50,420

Ratios to average net assets:
Net investment income	2.39%	2.29%	2.75%	3.60%	3.66%
Total expenses	1.25%	1.26%	1.22%	1.20%	1.20%

Portfolio turnover rate	2,452%	1,694%	1,372%	1,367%	1,339%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

194 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INVERSE GOVERNMENT LONG BOND STRATEGY FUND
OBJECTIVE: Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S.Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S.Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.
Inception: May 1, 2003
The 30-year bond began 2010 with a yield of 4.64% and ended the year about where it started. Yields fell for most of the year due to safe-haven buying amid concerns about European debt crisis and the potential for a U.S. double-dip recession. But the Fed’s quantitative easing and passage of a tax cut helped push up yields in the last few weeks of the year, as concerns rose that the gradually improving economy and asset purchases by the Fed could stoke inflation.
The overall solid performance of Treasuries in 2010 caused the Inverse Government Long Bond Strategy Fund to move negatively in the higher price/lower yield environment, allowing the Fund to close down 12.81% for the year.
Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.
The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 1, 2003 — December 31, 2010
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/10

			Since Inception
	1 Year	5 Year	(05/01/03)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND	-12.81%	-5.59%	-5.84%
PRICE MOVEMENT OF LONG TREASURY BOND*	2.77%	-2.65%	-1.35%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	9.38%	5.73%	5.58%

*	Does not reflect any interest.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in short sales and derivative instruments such as futures contracts, and options on index futures.
the RYDEX | SGI variable trust annual report | 195

SCHEDULE OF INVESTMENTS	December 31, 2010
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 46.6%
Federal Farm Credit Bank[1]
0.15% due 01/05/11	$2,000,000	$1,999,994
Farmer Mac[1]
0.16% due 01/12/11	2,000,000	1,999,974
Federal Home Loan Bank[1]
0.08% due 01/21/11	1,000,000	999,958
0.17% due 01/10/11	1,000,000	999,958
Freddie Mac[2]
0.05% due 01/03/11	1,000,000	999,997
Fannie Mae[2]
0.09% due 01/05/11	1,000,000	999,990

Total Federal Agency Discount Notes (Cost $7,999,772)		7,999,871

WORLD BANK DISCOUNT NOTE†† - 11.6%
World Bank
0.20% due 01/05/11	2,000,000	1,999,994

Total World Bank Discount Note (Cost $1,999,956)		1,999,994

REPURCHASE AGREEMENTS†† - 151.8%
Joint Repurchase Agreements[3]
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	2,366,860	2,366,860
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,359,979	2,359,979
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,258,837	2,258,837
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,258,837	2,258,837
Individual Repurchase Agreement[4]
Barclays Capital issued 12/31/10 at 0.07% due 01/03/11 (Secured by a U.S. Treasury Bond, at a rate of 4.26% and maturing 11/15/40 as collateral with a Value of 17,168,314) to be repurchased at 16,831,778	16,831,680	16,831,680

Total Repurchase Agreements (Cost $26,076,193)		26,076,193

Total Long Investments - 210.0% (Cost $36,075,921)		$36,076,058

U.S. GOVERNMENT SECURITIES SOLD SHORT† - (92.9)%
U.S. Treasury Bond
4.25% due 11/15/40	$16,233,000	$(15,964,141)

Total U.S. Government Securities Sold Short (Proceeds $16,244,440)		(15,964,141)

Liabilities, Less Cash &
Other Assets — (17.1)%		(2,931,298)

Total Net Assets — 100.0%		$17,180,619

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT†
March 2011 Ultra Long-Term
U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $2,160,063)	17	$(41,049)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[3]	Repurchase Agreements — See Note 6.

[4]	All or portion of this security is pledged as short security collateral at December 31, 2010

196 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$9,999,865
Repurchase agreements, at value	26,076,193

Total investments	36,076,058
Segregated cash with broker	62,050
Receivables:
Fund shares sold	15,990
Interest	62

Total assets	36,154,160

Liabilities:
Securities sold short, at value	15,964,141
Payable for:
Variation margin	29,219
Securities purchased	1,278,469
Fund shares redeemed	1,562,359
Management fees	15,369
Custodian fees	564
Transfer agent/maintenance fees	4,269
Investor service fees	4,269
Portfolio accounting fees	1,708
Short sales interest	96,746
Other	16,428

Total liabilities	18,973,541

Net Assets	$17,180,619

Net Assets Consist Of:
Paid in capital	$30,245,098
Accumulated net investment loss	—
Accumulated net realized loss on investments	(13,303,866)
Net unrealized appreciation on investments	239,387

Net assets	$17,180,619
Capital shares outstanding	1,213,365
Net asset value per share	$14.16

Investments, at cost	$9,999,728
Repurchase agreements, at cost	26,076,193

Total cost	$36,075,921
Securities sold short, proceeds	16,244,440
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$35,368

Total investment income	35,368

Expenses:
Management fees	167,762
Transfer agent and administrative fees	46,601
Investor service fees	46,601
Portfolio accounting fees	18,640
Trustees’ fees*	2,246
Short sales interest expense	671,909
Miscellaneous	35,115

Total expenses	988,874

Net investment loss	(953,506)

Net Realized And Unrealized Gain (loss):
Net realized gain (loss) on:
Futures contracts	(155,206)
Securities sold short	(658,916)

Net realized loss	(814,122)

Net change in unrealized appreciation (depreciation) on:
Securities sold short	(551,066)
Futures contracts	(316,831)

Net change in unrealized appreciation (depreciation)	(867,897)

Net realized and unrealized loss	(1,682,019)

Net decrease in net assets resulting from operations	$(2,635,525)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 197

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(953,506)	$(424,042)
Net realized gain (loss) on investments	(814,122)	2,762,077
Net change in unrealized appreciation (depreciation) on investments	(867,897)	934,857

Net increase (decrease) in net assets resulting from operations	(2,635,525)	3,272,892

Distributions To Shareholders	—	—

Capital Share Transactions:
Proceeds from sale of shares	461,891,203	325,040,627
Cost of shares redeemed	(470,014,885)	(310,998,588)

Net increase (decrease) from capital share transactions	(8,123,682)	14,042,039

Net increase (decrease) in net assets	(10,759,207)	17,314,931
Net Assets:
Beginning of year	27,939,826	10,624,895

End of year	$17,180,619	$27,939,826

Accumulated net investment loss at end of year	$—	$—

Capital Share Activity:
Shares sold	32,095,890	20,562,501
Shares redeemed	(32,603,212)	(19,623,167)

Net increase (decrease) in shares	(507,322)	939,334

198 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$16.24	$13.60	$19.58	$21.55	$20.80

Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.33)	(.21)	.70	.69
Net gain (loss) on investments (realized and unrealized)	(1.35)	2.97	(5.68)	(1.67)	.97

Total from investment operations	(2.08)	2.64	(5.89)	(.97)	1.66

Less distributions from:
Net investment income	—	—	(.09)	(1.00)	(.91)

Total distributions	—	—	(.09)	(1.00)	(.91)

Net asset value, end of period	$14.16	$16.24	$13.60	$19.58	$21.55

Total Return[b]	(12.81%)	19.41%	(30.21%)	(4.51%)	8.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,181	$27,940	$10,625	$17,611	$29,246

Ratios to average net assets:
Net investment income (loss)	(5.12%)	(2.09%)	(1.12%)	3.17%	3.08%
Total expenses	5.31%	2.23%	4.12%	3.83%	5.12%
Operating expenses[c]	1.70%	1.71%	1.65%	1.63%	1.63%

Portfolio turnover rate	3,555%	—	2,851%	1,123%	597%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Operating expenses exclude interest and dividend expense from securities sold short.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 199

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) December 31, 2010
U.S. GOVERNMENT MONEY MARKET FUND
OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.
Inception: May 7, 1997
For the year ended December 31, 2010, U.S. Government Money Market Fund had a total return of 0.01%.
Money market yields continued to languish in the low-interest rate environment maintained by the Fed, which has continued to keep short-term rates at 0.0% to 0.25%. Hundreds of billions of dollars have moved out of money market funds in the past year in search of better yields.
The President’s Working Group on Financial Markets released a report detailing a number of options for reforms related to money market funds in October, which were designed to address the vulnerabilities of money market funds that contributed to the financial crisis in 2008. The Securities and Exchange Commission called for reforms, now in place, to mitigate the systemic risk associated with money market funds and reduce their susceptibility to runs.
According to the Investment Company Institute, money market fund assets slid to $2.8 trillion in 2010, from more than $3.3 trillion at the end of November 2009.
Performance displayed represents past performance which is no guarantee of future results.
AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 12/31/2010

	1 Year	5 Year	10 Year

U.S. GOVERNMENT MONEY MARKET FUND	0.01%	1.77%	1.43%

Holdings Diversification (Market Exposure as % of Net Assets)
The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
200 | the RYDEX | SGI variable trust annual report

SCHEDULE OF INVESTMENTS
December 31, 2010
U.S. GOVERNMENT MONEY MARKET FUND

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 24.0%
Freddie Mac[1]
0.18% due 04/26/11	$10,000,000	$9,994,250
0.17% due 08/16/11	10,000,000	9,985,497
Fannie Mae[1]
0.14% due 03/30/11	10,000,000	9,996,456
0.20% due 07/11/11	5,000,000	4,994,694
Federal Home Loan Bank[2]
0.25% due 06/24/11	15,000,000	14,981,875

Total Federal Agency Discount Notes (Cost $49,952,772)		49,952,772

FEDERAL AGENCY NOTE†† - 4.8%
Federal Home Loan Bank[2]
0.58% due 06/10/11	10,000,000	10,015,750

Total Federal Agency Note (Cost $10,015,750)		10,015,750

WORLD BANK DISCOUNT NOTE†† - 4.8%
World Bank Discount Note
0.21% due 04/01/11	$10,000,000	$9,994,750

Total World Bank Discount Note (Cost $9,994,750)		9,994,750

REPURCHASE AGREEMENTS††,3 - 64.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	34,179,598	34,179,598
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	34,080,218	34,080,218
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	32,619,636	32,619,636
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	32,619,636	32,619,636

Total Repurchase Agreements (Cost $133,499,088)		133,499,088

Total Investments - 97.9% (Cost $203,462,360)		$203,462,360

Other Assets,
Less Liabilities — 2.1%		4,319,870

Total Net Assets — 100.0%		$207,782,230

††	Value determined based on Level 2 inputs — See Note 7.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 6.

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 201

U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$69,963,272
Repurchase agreements, at value	133,499,088

Total investments	203,462,360
Receivables:
Fund shares sold	4,929,098
Interest	3,921

Total assets	208,395,379

Liabilities:
Payable for:
Fund shares redeemed	343,065
Custodian fees	5,788
Portfolio accounting fees	375
Other	263,921

Total liabilities	613,149

Net Assets	$207,782,230

Net Assets Consist Of:
Paid in capital	$207,774,855
Undistributed net investment income	7,375
Accumulated net realized loss on investments	—
Net unrealized appreciation on investments	—

Net assets	$207,782,230
Capital shares outstanding	207,794,456
Net asset value per share	$1.00

Investments, at cost	$69,963,272
Repurchase agreements, at cost	133,499,088

Total cost	$203,462,360
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$457,330

Total investment income	457,330

Expenses:
Management fees	1,223,737
Transfer agent and administrative fees	489,500
Investor service fees	611,869
Portfolio accounting fees	240,422
Trustees’ fees*	28,788
Audit and outside service fees	169,348
Printing fees	186,513
Miscellaneous	104,092

Total expenses	3,054,269

Less:
Expenses waived by Service Company	(700,035)
Expenses waived by Distributor	(611,874)
Expenses waived/reimbursed by Advisor	(1,298,431)

Total waived expenses	(2,610,340)

Net expenses	443,929

Net investment income	13,401

Net increase in net assets resulting from operations	$13,401

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

202 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

U.S. GOVERNMENT MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (decrease) In Net Assets From Operations:
Net investment income	$13,401	$61,155
Net realized gain on investments	—	7,951

Net increase in net assets resulting from operations	13,401	69,106

Distributions To Shareholders From:
Net investment income	(13,400)	(61,159)
Net realized gains	(7,879)	(76,221)

Total distributions to shareholders	(21,279)	(137,380)

Capital Share Transactions:
Proceeds from sale of shares	920,292,877	1,108,889,448
Distributions reinvested	21,279	137,380
Cost of shares redeemed	(943,975,363)	(1,238,453,140)

Net decrease from capital share transactions	(23,661,207)	(129,426,312)

Net decrease in net assets	(23,669,085)	(129,494,586)
Net Assets:
Beginning of year	231,451,315	360,945,901

End of year	$207,782,230	$231,451,315

Undistributed net investment income at end of year	$7,375	$7,493

Capital Share Activity:
Shares sold	920,292,876	1,108,889,442
Shares issued from reinvestment of distributions	21,280	137,382
Shares redeemed	(943,975,363)	(1,238,453,140)

Net decrease in shares	(23,661,207)	(129,426,316)

See Notes to Financial Statements.	the RYDEX | SGI variable trust annual report | 203

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGH LIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2010		2009		2008	2007	2006

Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[a]	—	[b]	—	[b]	.01	.04	.04
Net gain on investments (realized and unrealized)	—		—	[b]	— [b]	—	—

Total from investment operations	—	[b]	—	[b]	.01	.04	.04

Less distributions from:
Net investment income	—	[b]	—	[b]	(.01)	(.04)	(.04)

Total distributions	—	[b]	—	[b]	(.01)	(.04)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return[c]	0.01%		0.06%		1.14%	3.90%	3.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,782		$231,451		$360,946	$277,346	$208,148

Ratios to average net assets:
Net investment income	0.01%		0.02%		1.09%	3.80%	3.78%
Total expenses	1.25%		1.28%		1.22%	1.19%	1.19%
Net expenses[d]	0.18%		0.54%		1.22%	1.19%	1.19%

Portfolio turnover rate	—		—		—	—	—

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Less than $0.01 per share.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers/reimbursements.

204 | the RYDEX | SGI variable trust annual report	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate funds. This report covers the Benchmark and the Money Market funds (the “Funds”), while the other funds are contained in separate reports.
Security Global Investors (“SGI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act.
Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days at the time of purchase are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities with a maturity of 60 days or less at the time of purchase and repurchase agreements are valued at amortized cost, which approximates market value.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements. The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.
The value of foreign equity swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Investments for which market quotations are not readily available are fair valued as determined in good faith by SGI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend
the RYDEX | SGI variable trust annual report    |    205

NOTES TO FINANCIAL STATEMENTS (continued)
date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Net investment income is computed and dividends are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Income dividends in these Funds are accrued daily. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions from net investment income in the remaining Funds and distributions from net realized gains, if any, in all Funds, are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
E. Certain Funds entered into stock, bond and currency index futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following Funds entered into futures contracts for the following purposes:

Index
Fund	Exposure	Liquidity

Nova Fund	x	x
Inverse S&P 500 Strategy Fund	x	x
NASDAQ-100® Fund	x	x
Inverse NASDAQ-100® Strategy Fund	x	x
S&P 500 2x Strategy Fund	x	x
NASDAQ-100® 2x Strategy Fund	x	x
Mid-Cap 1.5x Strategy Fund	x	x
Inverse Mid-Cap Strategy Fund	x	x
Russell 2000® 2x Strategy Fund	x	x
Russell 2000® 1.5x Strategy Fund	x	x
Inverse Russell 2000® Strategy Fund	x	x
Dow 2x Strategy Fund	x	x
Inverse Dow 2x Strategy Fund	x	x
Europe 1.25x Strategy Fund	x	x
Japan 2x Strategy Fund	x	x
Strengthening Dollar 2x Strategy Fund	x	x
Weakening Dollar 2x Strategy Fund	x	x
Government Long Bond 1.2x Strategy Fund	x	x
Inverse Government Long Bond Strategy Fund	x	x
F. Certain Funds entered into domestic equity index and domestic currency index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
The following Funds entered into swap agreements for the following purposes:

Index
Fund	Exposure	Liquidity

Nova Fund	x	x
Inverse S&P 500 Strategy Fund	x	x
NASDAQ-100® Fund	x	x
Inverse NASDAQ-100® Strategy Fund	x	x
S&P 500 2x Strategy Fund	x	x
NASDAQ-100® 2x Strategy Fund	x	x
Mid-Cap 1.5x Strategy Fund	x	x
Inverse Mid-Cap Srtategy Fund	x	x
Russell 2000® 2x Strategy Fund	x	x
Russell 2000® 1.5x Strategy Fund	x	x
Inverse Russell 2000® Strategy Fund	x	x
Dow 2x Strategy Fund	x	x
206    |    the RYDEX | SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)

Index
Fund	Exposure	Liquidity

Inverse Dow 2x Strategy Fund	x	x
Strengthening Dollar 2x Strategy Fund	x	x
Weakening Dollar 2x Strategy Fund	x	x
G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the discount rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, Commercial Paper and enter into repurchase agreements.
I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
As part of its investment strategy, the Funds utilized short sales and a variety of derivative instruments, including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless SGI believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, futures contracts and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles require enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are
the RYDEX | SGI variable trust annual report    |    207

NOTES TO FINANCIAL STATEMENTS (continued)
accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.
During the year ended December 31, 2010, certain Funds sought to gain exposure to their respective benchmarks by investing in commodity, currency, and financial-linked derivative instruments, including swap agreements and futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Approximate percentage of Fund’s
Fund	net assets on a daily basis

Nova Fund	75%
Inverse S&P 500 Strategy Fund	100%
NASDAQ-100® Fund	35%
Inverse NASDAQ-100® Strategy Fund	100%
S&P 500 2x Strategy Fund	160%
NASDAQ-100® 2x Strategy Fund	165%
Mid-Cap 1.5x Strategy Fund	100%
Inverse Mid-Cap Strategy Fund	100%
Russell 2000® 2x Strategy Fund	185%
Russell 2000® 1.5x Strategy Fund	140%
Inverse Russell 2000® Strategy Fund	100%
Dow 2x Strategy Fund	155%
Inverse Dow 2x Strategy Fund	200%
Europe 1.25x Strategy Fund	130%
Japan 2x Strategy Fund	200%
Strengthening Dollar 2x Strategy Fund	200%
Weakening Dollar 2x Strategy Fund	200%
Government Long Bond 1.2x Strategy Fund	125%
Inverse Government Long Bond Strategy Fund	15%
The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of December 31, 2010:
Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Equity/Currency contracts	Variation margin Unrealized appreciation on swap agreements	Variation margin Unrealized depreciation on swap agreements
Interest Rate contracts	Variation margin	Variation margin
The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2010:

	Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	December 31, 2010

Nova Fund	$120,992	$4,366	$—	$—	$—	$125,358
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
NASDAQ-100® Fund	19,600	—	—	—	—	19,600
Inverse NASDAQ-100® Strategy Fund	1,069	36,068	—	—	—	37,137
S&P 500 2x Strategy Fund	68,400	6,073	—	—	—	74,473
NASDAQ-100 2x Strategy Fund	67,345	—	—	—	—	67,345
Mid-Cap 1.5x Strategy Fund	97,201	—	—	—	—	97,201
Inverse Mid-Cap Strategy Fund	532	9,913	—	—	—	10,445
Russell 2000® 2x Strategy Fund	18,426	—	—	—	—	18,426
Russell 2000® 1.5x Strategy Fund	20,147	—	—	—	—	20,147
208    |    the RYDEX | SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	December 31, 2010

Inverse Russell 2000® Strategy Fund	$6,748	$20,602	$—	$—	$—	$27,350
Dow 2x Strategy Fund	28,965	20,187	—	—	—	49,152
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—
Europe 1.25x Strategy Fund	—	—	73,723	—	—	73,723
Japan 2x Strategy Fund	—	—	340,218	—	—	340,218
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	65,221	13,390	—	78,611
Government Long Bond 1.2x Strategy Fund	—	—	—	—	221,019	221,019
Inverse Government Long Bond Strategy Fund	—	—	—	—	—	—

	Liability Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	December 31, 2010

Nova Fund	$—	$—	$—	$—	$—	$—
Inverse S&P 500 Strategy Fund	1,320	5,464	—	—	—	6,784
NASDAQ-100® Fund	—	68,171	—	—	—	68,171
Inverse NASDAQ-100® Strategy Fund	—	—	—	—	—	—
S&P 500 2x Strategy Fund	—	1,344	—	—	—	1,344
NASDAQ-100® 2x Strategy Fund	—	221,777	—	—	—	221,777
Mid-Cap 1.5x Strategy Fund	—	44,856	—	—	—	44,856
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	—
Russell 2000® 2x Strategy Fund	—	78,200	—	—	—	78,200
Russell 2000® 1.5x Strategy Fund	—	180,472	—	—	—	180,472
Inverse Russell 2000® Strategy Fund	—	—	—	—	—	—
Dow 2x Strategy Fund	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	173	59,759	—	—	—	59,932
Europe 1.25x Strategy Fund	65,862	—	—	—	—	65,862
Japan 2x Strategy Fund	43,203	—	—	—	—	43,203
Strengthening Dollar 2x Strategy Fund	—	—	137,638	9,774	—	147,412
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	—	—	—	—	41,049	41,049

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Fund’s Statements of Operations for the year ended December 31, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on futures contracts and equity index swaps
Net change in unrealized appreciation (depreciation) on futures contracts and equity index swaps
Currency contracts	Net realized gain (loss) on futures contracts and currency index swaps
Net change in unrealized appreciation (depreciation) on futures contracts and currency index swaps
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
the RYDEX | SGI variable trust annual report    |    209

NOTES TO FINANCIAL STATEMENTS (continued)
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:
Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Nova Fund	$1,837,860	$2,415,941	$—	$—	$—	$4,253,801
Inverse S&P 500 Strategy Fund	(2,996,271)	(11,166,945)	—	—	—	(14,163,216)
NASDAQ-100® Fund	1,003,277	1,328,154	—	—	—	2,331,431
Inverse NASDAQ-100® Strategy Fund	(186,496)	(3,948,517)	—	—	—	(4,135,013)
S&P 500 2x Strategy Fund	440,521	2,795,470	—	—	—	3,235,991
NASDAQ-100® 2x Strategy Fund	5,349	7,828,661	—	—	—	7,834,010
Mid-Cap 1.5x Strategy Fund	387,726	2,737,371	—	—	—	3,125,097
Inverse Mid-Cap Strategy Fund	(413,556)	(1,531,197)	—	—	—	(1,944,753)
Russell 2000® 2x Strategy Fund	63,270	1,166,671	—	—	—	1,229,941
Russell 2000® 1.5x Strategy Fund	43,437	2,067,040	—	—	—	2,110,477
Inverse Russell 2000® Strategy Fund	(1,343,263)	(2,171,109)	—	—	—	(3,514,372)
Dow 2x Strategy Fund	502,141	1,709,273	—	—	—	2,211,414
Inverse Dow 2x Strategy Fund	(878,617)	(5,111,762)	—	—	—	(5,990,379)
Europe 1.25x Strategy Fund	(299,173)	—	(1,040,078)	—	—	(1,339,251)
Japan 2x Strategy Fund	(689,604)	—	1,270,457	—	—	580,853
Strengthening Dollar 2x Strategy Fund	—	—	159,413	(461,328)	—	(301,915)
Weakening Dollar 2x Strategy Fund	—	—	(480,538)	(299,127)	—	(779,665)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	570,399	570,399
Inverse Government Long Bond Strategy Fund	—	—	—	—	(155,206)	(155,206)
Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Nova Fund	$74,099	$(564,030)	$—	$—	$—	$(489,931)
Inverse S&P 500 Strategy Fund	33,367	298,834	—	—	—	332,201
NASDAQ-100® Fund	(19,833)	(95,735)	—	—	—	(115,568)
Inverse NASDAQ-100® Strategy Fund	(2,463)	510,271	—	—	—	507,808
S&P 500 2x Strategy Fund	104,574	(243,153)	—	—	—	(138,579)
NASDAQ-100® 2x Strategy Fund	(480,346)	(1,278,258)	—	—	—	(1,758,604)
Mid-Cap 1.5x Strategy Fund	75,794	(525,961)	—	—	—	(450,167)
Inverse Mid-Cap Strategy Fund	253	150,098	—	—	—	150,351
Russell 2000® 2x Strategy Fund	(15,923)	(182,014)	—	—	—	(197,937)
Russell 2000® 1.5x Strategy Fund	(1,470)	(303,063)	—	—	—	(304,533)
Inverse Russell 2000® Strategy Fund	47,545	146,490	—	—	—	194,035
Dow 2x Strategy Fund	(28,095)	(124,553)	—	—	—	(152,648)
Inverse Dow 2x Strategy Fund	(29,198)	(149,724)	—	—	—	(178,922)
Europe 1.25x Strategy Fund	(622,646)	—	320,941	—	—	(301,705)
Japan 2x Strategy Fund	(621,414)	—	749,308	—	—	127,894
Strengthening Dollar 2x Strategy Fund	—	—	(279,238)	(89,680)	—	(368,918)
Weakening Dollar 2x Strategy Fund	—	—	287,670	17,029	—	304,699
Government Long Bond 1.2x Strategy Fund	—	—	—	—	537,041	537,041
Inverse Government Long Bond Strategy Fund	—	—	—	—	(316,831)	(316,831)
4. Fees and Other Transactions with Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; 0.75% of the average daily net assets of the Nova Fund, the NASDAQ-100® Fund, the S&P SmallCap 600 Pure Value Fund, the S&P MidCap 400 Pure Value Fund, the S&P 500 Pure Value Fund, the S&P SmallCap 600 Pure Growth Fund, the S&P MidCap 400 Pure Growth Fund, the S&P 500 Pure Growth Fund and the Japan 2x Strategy Fund; 0.85% of the average daily net assets of the Real Estate Fund; and 0.90% of the average daily net assets of the remaining Funds covered in this report.
210    |    the RYDEX | SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
RFS provides transfer agent and administrative services to the Funds calculated at an annualized rate of 0.20% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; and 0.25% of the average daily net assets of the remaining Funds covered in this report.
RFS also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
RFS engages external service providers to perform other necessary services for the Trust, such as accounting and audit related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.
SGI and its affiliates have voluntarily agreed to waive their fees, including but not limited to, accounting, investor services and investment advisory fees in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. SGI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.
Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
5. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2007 — 2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and expired capital loss carryforward or permanently lost due to limitations in the Internal Revenue Code. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2010, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount

Nova Fund	$16,542,228
NASDAQ-100® Fund	98,591,246
S&P 500 2x Strategy Fund	3,499,909
NASDAQ-100® 2x Strategy Fund	22,307,315
Mid-Cap 1.5x Strategy Fund	2,634,236
Inverse Mid-Cap Strategy Fund	2,191,799
Russell 2000® 2x Strategy Fund	4,331,660
Russell 2000® 1.5x Strategy Fund	1,138,895
Dow 2x Strategy Fund	2,689,762
S&P 500 Pure Growth Fund	2,216,051
S&P 500 Pure Value Fund	2,864,203
S&P MidCap 400 Pure Growth Fund	3,792,856
S&P MidCap 400 Pure Value Fund	1,894,266
S&P SmallCap 600 Pure Growth Fund	1,282,635
S&P SmallCap 600 Pure Value Fund	266,630
Europe 1.25x Strategy Fund	11,471,407
Japan 2x Strategy Fund	708,746
Real Estate Fund	761,165
THE RYDEX | SGI variable trust annual report    |    211

NOTES TO FINANCIAL STATEMENTS (continued)
The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$74,019	$—	$74,019
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	74,124	—	74,124
Inverse Dow 2x Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	184,518	—	184,518
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	141,797	—	141,797
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	169,256	—	169,256
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	575,246	—	575,246
Government Long Bond 1.2x Strategy Fund	1,069,767	—	1,069,767
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	21,279	—	21,279
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$406,451	$—	$406,451
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	16,229	—	16,229
S&P 500 2x Strategy Fund	155,985	—	155,985
NASDAQ-100® 2x Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	7,999	—	7,999
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	317	—	317
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	438,407	—	438,407
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	254,108	—	254,108
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	195,475	—	195,475
Europe 1.25x Strategy Fund	517,215	—	517,215
Japan 2x Strategy Fund	31,969	—	31,969
Strengthening Dollar 2x Strategy Fund	830,466	1,532,863	2,363,329
Weakening Dollar 2x Strategy Fund	2,390	—	2,390
Real Estate Fund	674,166	—	674,166
Government Long Bond 1.2x Strategy Fund	10,701,077	4,926,154	15,627,231
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	137,380	—	137,380
212    |    the RYDEX | SGI Variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Nova Fund	$13,783	$—	$4,008,293	$(25,307,341)[1]
Inverse S&P 500 Strategy Fund	—	—	(5,326)	(34,244,065)[1]
NASDAQ-100® Fund	—	—	20,597,924	(20,570,663)[1]
Inverse NASDAQ-100® Strategy Fund	—	—	36,068	(22,405,238)[1]
S&P 500 2x Strategy Fund	—	—	1,529,372	(22,015,391)[1]
NASDAQ-100® 2x Strategy Fund	896,442	2,665,434	4,916,256	(4,670,652)[1]
Mid-Cap 1.5x Strategy Fund	—	—	1,553,903	(6,785,655)[1]
Inverse Mid-Cap Strategy Fund	—	—	9,913	(2,432,280)[1]
Russell 2000® 2x Strategy Fund	290,393	197,743	128,148	(945,743)[1]
Russell 2000® 1.5x Strategy Fund	—	—	288,553	(7,565,230)[1]
Inverse Russell 2000® Strategy Fund	—	—	20,616	(14,662,896)[1]
Dow 2x Strategy Fund	—	—	1,363,640	(26,406,018)[1]
Inverse Dow 2x Strategy Fund	—	—	(59,710)	(20,787,715)[1]
S&P 500 Pure Growth Fund	—	—	6,244,663	(2,201,711)[1]
S&P 500 Pure Value Fund	8,103	—	701,866	(4,191,352)[1]
S&P MidCap 400 Pure Growth Fund	—	1,787,658	7,718,424	—
S&P MidCap 400 Pure Value Fund	—	—	644,684	(2,752,831)[1]
S&P SmallCap 600 Pure Growth Fund	—	—	1,909,248	(5,301,299)[1]
S&P SmallCap 600 Pure Value Fund	—	—	102,164	(4,339,831)[1]
Europe 1.25x Strategy Fund	—	—	(457,480)	(5,295,520)[1]
Japan 2x Strategy Fund	—	—	—	(6,737,936)[1]
Strengthening Dollar 2x Strategy Fund	—	—	—	(3,450,471)[1]
Weakening Dollar 2x Strategy Fund	—	—	—	(2,101,332)[1]
Real Estate Fund	497,372	—	2,887,001	(10,294,006)[1]
Government Long Bond 1.2x Strategy Fund	—	—	(303,742)	(6,803,899)[1]
Inverse Government Long Bond Strategy Fund	—	—	280,436	(13,344,915)[1]
U.S. Government Money Market Fund	7,375	—	—	—
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
the RYDEX | SGI Variable trust annual report    |    213

NOTES TO FINANCIAL STATEMENTS (continued)
1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2011	2012	2013	2014	2015	2016	2017	2018	Carryforward

Nova Fund	$—	$—	$—	$—	$—	$(25,307,341)	$—	$—	$(25,307,341)
Inverse S&P 500 Strategy Fund	—	—	(180,774)	(5,114,923)	(1,661,366)	—	(13,157,153)	(14,129,849)	(34,244,065)
NASDAQ-100® Fund	(10,118,266)	(305,933)	—	—	—	(10,146,464)	—	—	(20,570,663)
Inverse NASDAQ-100® Strategy Fund	—	—	(2,149,850)	(1,494,971)	(5,330,554)	—	(9,292,387)	(4,137,476)	(22,405,238)
S&P 500 2x Strategy Fund	—	—	—	—	—	(21,924,942)	(90,449)	—	(22,015,391)
NASDAQ-100® 2x Strategy Fund	—	—	—	—	—	(4,670,652)	—	—	(4,670,652)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	(5,813,639)	(972,016)	—	(6,785,655)
Inverse Mid-Cap Strategy Fund	—	—	—	(472,652)	(118,163)	—	(236,326)	(1,605,139)	(2,432,280)
Russell 2000® 2x Strategy Fund	—	—	—	—	—	(810,636)	(135,107)	—	(945,743)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	(7,565,230)	—	—	(7,565,230)
Inverse Russell 2000® Strategy Fund	—	(295,607)	(955,067)	(3,912,378)	(371,570)	—	(5,019,104)	(4,109,170)	(14,662,896)
Dow 2x Strategy Fund	—	—	—	—	—	(18,445,795)	(7,960,223)	—	(26,406,018)
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—	(13,703,764)	(7,083,951)	(20,787,715)
S&P 500 Pure Growth Fund	—	—	—	—	—	—	(2,201,711)	—	(2,201,711)
S&P 500 Pure Value Fund	—	—	—	—	—	(1,218,609)	(2,972,743)	—	(4,191,352)
S&P MidCap 400 Pure Value Fund	—	—	—	—	—	—	(2,752,831)	—	(2,752,831)
S&P SmallCap 600 Pure Growth Fund	—	—	—	—	—	—	(5,301,299)	—	(5,301,299)
S&P SmallCap 600 Pure Value Fund	—	—	—	—	(227,466)	(1,438,380)	(2,673,985)	—	(4,339,831)
Europe 1.25x Strategy Fund	—	—	—	—	—	(3,560,618)	—	(1,734,902)	(5,295,520)
Japan 2x Strategy Fund	—	—	—	—	(1,212,352)	(5,525,584)	—	—	(6,737,936)
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—	(2,779,638)	(670,833)	(3,450,471)
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	(1,596,857)	—	(504,475)	(2,101,332)
Real Estate Fund	—	—	—	—	—	(3,497,108)	(6,796,898)	—	(10,294,006)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—	(5,869,672)	(934,227)	(6,803,899)
Inverse Government Long Bond Strategy Fund	—	(2,139,643)	(2,319,251)	(986,005)	(1,974,960)	(4,794,104)	—	(1,130,952)	(13,344,915)
214    |    the RYDEX | SGI Variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Nova Fund	$24,950,454	$4,056,047	$(52,120)	$4,003,927
Inverse S&P 500 Strategy Fund	17,052,933	138	—	138
NASDAQ-100® Fund	32,608,180	20,716,802	(50,707)	20,666,095
Inverse NASDAQ-100® Strategy Fund	8,987,697	—	—	—
S&P 500 2x Strategy Fund	19,211,516	1,535,975	(11,332)	1,524,643
NASDAQ-100® 2x Strategy Fund	25,301,976	5,153,879	(15,846)	5,138,033
Mid-Cap 1.5x Strategy Fund	18,899,318	1,640,585	(41,826)	1,598,759
Inverse Mid-Cap Strategy Fund	2,300,675	—	—	—
Russell 2000® 2x Strategy Fund	4,971,420	211,450	(5,102)	206,348
Russell 2000® 1.5x Strategy Fund	20,996,532	472,242	(3,217)	469,025
Inverse Russell 2000® Strategy Fund	3,829,288	14	—	14
Dow 2x Strategy Fund	10,720,192	1,348,594	(5,141)	1,343,453
Inverse Dow 2x Strategy Fund	19,708,639	49	—	49
S&P 500 Pure Growth Fund	42,807,316	6,601,300	(356,637)	6,244,663
S&P 500 Pure Value Fund	28,601,121	775,267	(73,401)	701,866
S&P MidCap 400 Pure Growth Fund	54,275,255	8,213,585	(495,161)	7,718,424
S&P MidCap 400 Pure Value Fund	15,276,573	771,031	(126,347)	644,684
S&P SmallCap 600 Pure Growth Fund	26,295,215	2,335,824	(426,576)	1,909,248
S&P SmallCap 600 Pure Value Fund	17,546,863	426,303	(324,139)	102,164
Europe 1.25x Strategy Fund	8,761,925	—	(391,618)	(391,618)
Japan 2x Strategy Fund	6,630,496	—	—	—
Strengthening Dollar 2x Strategy Fund	6,760,073	—	—	—
Weakening Dollar 2x Strategy Fund	3,214,535	—	—	—
Real Estate Fund	22,413,219	2,931,099	(44,098)	2,887,001
Government Long Bond 1.2x Strategy Fund	13,595,042	—	(303,742)	(303,742)
Inverse Government Long Bond Strategy Fund	36,075,921	137	—	137
U.S. Government Money Market Fund	203,462,360	—	—	—
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Fund	Capital

Inverse Mid-Cap Strategy Fund	$(264,795)
Inverse Russell 2000® Strategy Fund	(571,212)
Inverse Dow 2x Strategy Fund	(1,765,338)
Weakening Dollar 2x Strategy Fund	(257,060)
6. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.10% due 01/03/11	$116,166,211	$116,166,211	$116,166,533
Morgan Stanley	0.06% due 01/03/11	70,000,000	70,000,000	70,000,117
HSBC Group	0.16% due 01/03/11	67,000,000	67,000,000	67,000,298
Mizuho Financial Group, Inc.	0.13% due 01/03/11	67,000,000	67,000,000	67,000,242
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NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	11/15/19	3.38%	$114,216,700	$118,489,764
U.S. Treasury Bills	02/24/11 — 11/17/11	0.00%	108,335,400	108,283,700
U.S. TIP Bond	04/15/28	3.63%	24,211,900	42,104,145
U.S. TIP Note	04/15/14	1.25%	26,932,400	29,295,999
U.S. Treasury Bonds	08/15/20 — 05/15/39	4.25% — 8.75%	27,718,800	28,396,387
In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
Fund	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
Nova Fund	$21,818,685	$120,992	$7,135,696	$4,366	$—	$29,079,739
Inverse S&P 500 Strategy Fund	—	—	17,053,071	—	—	17,053,071
NASDAQ-100® Fund	36,027,253	19,600	17,247,022	—	—	53,293,875
Inverse NASDAQ-100® Strategy Fund	—	1,069	8,987,697	36,068	—	9,024,834
S&P 500 2x Strategy Fund	7,723,092	68,400	13,013,067	6,073	—	20,810,632
NASDAQ-100® 2x Strategy Fund	11,128,526	67,345	19,311,483	—	—	30,507,354
Mid-Cap 1.5x Strategy Fund	10,587,839	97,201	9,910,238	—	—	20,595,278
Inverse Mid-Cap Strategy Fund	—	532	2,300,675	9,913	—	2,311,120
Russell 2000® 2x Strategy Fund	749,302	18,426	4,428,461	—	5	5,196,194
Russell 2000® 1.5x Strategy Fund	1,934,105	20,147	19,531,442	—	10	21,485,704
Inverse Russell 2000® Strategy Fund	—	6,748	3,829,302	20,602	—	3,856,652
Dow 2x Strategy Fund	6,624,080	28,965	5,439,565	20,187	—	12,112,797
Inverse Dow 2x Strategy Fund	—	—	19,708,688	—	—	19,708,688
S&P 500 Pure Growth Fund	49,051,979	—	—	—	—	49,051,979
S&P 500 Pure Value Fund	29,094,898	—	208,089	—	—	29,302,987
S&P MidCap 400 Pure Growth Fund	61,837,489	—	156,190	—	—	61,993,679
S&P MidCap 400 Pure Value Fund	15,795,085	—	126,172	—	—	15,921,257
S&P SmallCap 600 Pure Growth Fund	28,033,250	—	171,213	—	—	28,204,463
S&P SmallCap 600 Pure Value Fund	17,552,588	—	96,439	—	—	17,649,027
Europe 1.25x Strategy Fund	4,633,709	7,861	3,736,598	—	—	8,378,168
Japan 2x Strategy Fund	—	297,015	6,630,496	—	—	6,927,511
Strengthening Dollar 2x Strategy Fund	—	—	6,760,073	—	—	6,760,073
Weakening Dollar 2x Strategy Fund	—	65,221	3,214,535	13,390	—	3,293,146
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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
Fund	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
Real Estate Fund	$25,247,430	$—	$52,790	$—	$—	$25,300,220
Government Long Bond 1.2x Strategy Fund	3,986,856	221,019	9,304,444	—	—	13,512,319
Inverse Government Long Bond Strategy Fund	—	—	36,076,058	—	—	36,076,058
U.S. Government Money Market Fund	—	—	203,462,360	—	—	203,462,360

Liabilities
Nova Fund	—	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	1,320	—	5,464	—	6,784
NASDAQ-100® Fund	—	—	—	68,171	—	68,171
Inverse NASDAQ-100® Strategy Fund	—	—	—	—	—	—
S&P 500 2x Strategy Fund	—	—	—	1,344	—	1,344
NASDAQ-100® 2x Strategy Fund	—	—	—	221,777	—	221,777
Mid-Cap 1.5x Strategy Fund	—	—	—	44,856	—	44,856
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—	78,200	—	78,200
Russell 2000® 1.5x Strategy Fund	—	—	—	180,472	—	180,472
Inverse Russell 2000® Strategy Fund	—	—	—	—	—	—
Dow 2x Strategy Fund	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	173	—	59,759	—	59,931
S&P 500 Pure Growth Fund	—	—	—	—	—	—
S&P 500 Pure Value Fund	—	—	—	—	—	—
S&P MidCap 400 Pure Growth Fund	—	—	—	—	—	—
S&P MidCap 400 Pure Value Fund	—	—	—	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—	—	—	—
Europe 1.25x Strategy Fund	—	—	—	—	—	—
Japan 2x Strategy Fund	—	—	—	—	—	—
Strengthening Dollar 2x Strategy Fund	—	137,638	—	9,774	—	147,412
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	—
Real Estate Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	15,964,141	41,049	—	—	—	16,005,190
U.S. Government Money Market Fund	—	—	—	—	—	—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all levels of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2010:
LEVEL 3 — Fair value measurement using significant unobservable inputs

	Russell 2000® 2x	Russell 2000® 1.5x
	Strategy Fund	Strategy Fund
	Securities	Securities

Assets:
Beginning Balance	$208	$938
Total realized gains or losses included in earnings	(53)	(134)
Total unrealized gains or losses included in earnings	(90)	(131)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(60)	(663)

Ending Balance	$5	$10
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NOTES TO FINANCIAL STATEMENTS (continued)
8. Securities Transactions
For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

				Inverse
		Inverse		NASDAQ-100®	S&P 500 2x	NASDAQ-100®	Mid-Cap 1.5x	Inverse
	Nova	S&P 500	NASDAQ-100®	Strategy	Strategy	2x Strategy	Strategy	Mid-Cap
	Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund	Strategy Fund

Purchases	$17,620,941	$—	$18,441,198	$—	$6,395,551	$15,013,020	$16,962,285	$—
Sales	$37,043,894	$—	$40,344,820	$—	$10,807,713	$30,445,441	$17,813,824	$—

					Inverse	S&P	S&P	S&P Mid-Cap
	Russell 2000®	Russell 2000®	Inverse	Dow 2x	Dow 2x	500 Pure	500 Pure	400 Pure
	2x Strategy	1.5x Strategy	Russell 2000®	Strategy	Strategy	Growth	Value	Growth
	Fund	Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$1,667,854	$15,447,502	$—	$9,558,759	$—	$116,979,431	$117,752,192	$126,093,650
Sales	$3,207,908	$21,437,775	$—	$12,908,823	$—	$109,175,467	$120,998,529	$117,485,488

	S&P	S&P	S&P			Strengthening	Weakening
	MidCap 400	SmallCap 600	SmallCap 600	Europe 1.25x	Japan 2x	Dollar 2x	Dollar 2x	Real
	Pure Value	Pure Growth	Pure Value	Strategy	Strategy	Strategy	Strategy	Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$61,040,205	$93,848,558	$109,541,466	$37,594,890	$—	$—	$—	$129,011,449
Sales	$76,823,286	$82,213,351	$106,043,520	$48,637,344	$—	$—	$—	$140,756,914

	Government	Inverse	U.S.
	Long Bond	Government	Government
	1.2x Strategy	Long Bond	Money Market
	Fund	Strategy Fund	Fund

Purchases	$—	$—	$—
Sales	$—	$—	$—
For the year ended December 31, 2010, the cost of purchases and proceeds from sales of government securities were:

	Government	Inverse
	Long Bond	Government
	1.2x Strategy	Long Bond
	Fund	Strategy Fund

Purchases	$723,638,860	$478,928,246
Sales	$727,615,148	$480,249,550
9. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. On December 31, 2010, the S&P 500 Pure Growth Fund borrowed $608,000 under this agreement. As of and for the year ended December 31, 2010, the Funds did not have any other borrowings under this agreement.
10. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
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NOTES TO FINANCIAL STATEMENTS (concluded)
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor (the “Previous Agreement”). A new investment advisory agreement (the “New Agreement”) was approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreement are substantially identical to the Previous Agreement, except with respect to the date of execution.
11. Distributor and Transfer Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
12. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which will operate under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC, in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Real Estate Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and U.S. Government Money Market Fund (twenty-seven of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean,Virginia
February 25, 2011
220    |    the RYDEX SGI variable trust annual report

OTHER INFORMATION (Unaudited)
Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Nova Fund	100%
Dow 2x Strategy Fund	100%
S&P 500 Pure Value Fund	100%
S&P MidCap 400 Pure Value Fund	100%
Europe 1.25x Strategy Fund	100%
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended March 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as
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OTHER INFORMATION (Unaudited) (concluded)
services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.
•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds — 1997	150
Trustee, Chairman of the	Rydex Variable Trust — 1998
Board (1940)	Rydex Dynamic Funds — 1999
Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	150
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	150
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	150
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	150
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	150
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	150
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine
the RYDEX | SGI variable trust annual report    |    223

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors LLC; and Vice President, Security Benefit Asset Management Holdings LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; 6) and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present); Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
224   |    the RYDEX SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)
EXECUTIVE OFFICERS (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010 to 2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVABENF-ANN-2-1210x1211

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

BANKING FUND	6

BASIC MATERIALS FUND	11

BIOTECHNOLOGY FUND	17

CONSUMER PRODUCTS FUND	22

ELECTRONICS FUND	27

ENERGY FUND	32

ENERGY SERVICES FUND	37

FINANCIAL SERVICES FUND	42

HEALTH CARE FUND	48

INTERNET FUND	54

LEISURE FUND	59

PRECIOUS METALS FUND	65

RETAILING FUND	70

TECHNOLOGY FUND	75

TELECOMMUNICATIONS FUND	81

TRANSPORTATION FUND	86

UTILITIES FUND	91

NOTES TO FINANCIAL STATEMENTS	96

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	102

OTHER INFORMATION	103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	105
the RYDEX|SGI variable trust annual report | 1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
2 | the RYDEX|SGI variable trust annual report

LETTER TO OUR SHARE HOLDERS (concluded)
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

[1]	Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI variable trust annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010. The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4 | the RYDEX|SGI variable trust annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
Banking Fund	1.68%	13.13%	$1,000.00	$1,131.30	$9.05
Basic Materials Fund	1.70%	38.78%	1,000.00	1,387.80	10.21
Biotechnology Fund	1.69%	19.63%	1,000.00	1,196.30	9.37
Consumer Products Fund	1.69%	17.57%	1,000.00	1,175.70	9.25
Electronics Fund	1.69%	23.94%	1,000.00	1,239.40	9.54
Energy Fund	1.69%	37.51%	1,000.00	1,375.10	10.13
Energy Services Fund	1.69%	48.26%	1,000.00	1,482.60	10.60
Financial Services Fund	1.68%	19.52%	1,000.00	1,195.20	9.32
Health Care Fund	1.68%	13.55%	1,000.00	1,135.50	9.07
Internet Fund	1.70%	34.63%	1,000.00	1,346.30	10.04
Leisure Fund	1.69%	29.23%	1,000.00	1,292.30	9.77
Precious Metals Fund	1.59%	35.33%	1,000.00	1,353.30	9.45
Retailing Fund	1.69%	30.80%	1,000.00	1,308.00	9.85
Technology Fund	1.69%	24.39%	1,000.00	1,243.90	9.57
Telecommunications Fund	1.69%	26.95%	1,000.00	1,269.50	9.67
Transportation Fund	1.68%	25.42%	1,000.00	1,254.20	9.57
Utilities Fund	1.68%	14.04%	1,000.00	1,140.40	9.08

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.68%	5.00%	$1,000.00	$1,016.74	$8.54
Basic Materials Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Biotechnology Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Consumer Products Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Electronics Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Energy Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Energy Services Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Financial Services Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Health Care Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Internet Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Leisure Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Precious Metals Fund	1.59%	5.00%	1,000.00	1,017.19	8.08
Retailing Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Technology Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Telecommunications Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Transportation Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Utilities Fund	1.68%	5.00%	1,000.00	1,016.74	8.54

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
the RYDEX|SGI variable trust annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
BANKING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).
Inception: May 2, 2001
Strong outperformance of the banking industry in December helped the Fund keep pace with the broader market in 2010. Almost all the Banking Fund’s performance came from the commercial banks, which generally are enjoying high levels of capital, ample liquidity and strengthening asset quality. While credit conditions are gradually improving, banks are still beset by weak loan demand, face higher levels of potentially delinquent mortgages and are expecting recent financial reform to impact earnings. An underutilized capital markets industry and poor returns from diversified financial services, with heavy exposure to Europe, were drags on Banking Fund performance.
For the one-year period ended December 31, 2010, Banking Fund rose 13.04% compared with the S&P 500® Index, which returned 15.06%.
Fifth Third Bancorp, SunTrust Banks, Inc. and KeyCorp were among the best-performing stocks in the Fund for the year.
The worst-performing holdings for the period were Wilmington Trust Corp., Bank of America Corp. and Banco Santander S.A. ADS.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BANKING FUND	13.04%	-12.23%	-2.72%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 FINANCIALS INDEX	12.18%	-10.58%	-3.31%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.0%
U.S. Bancorp	3.9%
Wells Fargo & Co.	3.9%
Bank of New York Mellon Corp.	3.8%
PNC Financial Services Group, Inc.	3.5%
BB&T Corp.	2.6%
SunTrust Banks, Inc.	2.5%
Fifth Third Bancorp	2.1%
M&T Bank Corp.	2.0%

Top Ten Total	32.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
6 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010

BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.4%

FINANCIALS - 99.4%
JPMorgan Chase & Co.	5,227	$221,729
Bank of America Corp.	16,544	220,697
U.S. Bancorp	7,983	215,301
Wells Fargo & Co.	6,934	214,885
Bank of New York Mellon Corp.	6,867	207,383
PNC Financial Services Group, Inc.	3,172	192,604
BB&T Corp.	5,496	144,490
SunTrust Banks, Inc.	4,541	134,005
Fifth Third Bancorp	7,912	116,148
M&T Bank Corp.	1,260	109,683
CIT Group, Inc.*	2,255	106,210
Regions Financial Corp.	14,975	104,825
New York Community Bancorp, Inc.	5,208	98,171
KeyCorp	10,844	95,969
Comerica, Inc.	2,174	91,830
Hudson City Bancorp, Inc.	6,889	87,766
Huntington Bancshares, Inc.	12,142	83,416
People’s United Financial, Inc.	5,516	77,279
Itau Unibanco Holding S.A. ADR	3,203	76,904
Banco Bradesco S.A. ADR	3,652	74,099
Zions Bancorporation	2,974	72,060
ICICI Bank Ltd. ADR	1,329	67,301
Marshall & Ilsley Corp.	9,459	65,456
Cullen	1,062	64,909
Banco Santander Brasil S.A. ADR	4,730	64,328
Toronto-Dominion Bank	847	62,941
HSBC Holdings plc ADR	1,231	62,830
Commerce Bancshares, Inc.	1,574	62,535
HDFC Bank Ltd. ADR	365	60,995
UBS AG	3,670	60,445
Royal Bank of Canada	1,153	60,371
First Horizon National Corp.*	5,107	60,156
City National Corp.	980	60,133
Banco Santander S.A. ADR	5,614	59,789
East West Bancorp, Inc.	3,018	59,002
Barclays plc ADR	3,570	58,976
Bank of Montreal	1,024	58,952
Deutsche Bank AG	1,125	58,556
First Niagara Financial Group, Inc.	4,118	57,570
Credicorp Ltd.	470	55,888
Associated Banc-Corp.	3,640	55,146
Bank of Hawaii Corp.	1,091	51,506
Valley National Bancorp	3,566	50,994
SVB Financial Group*	950	50,397
TCF Financial Corp.	3,394	50,265
FirstMerit Corp.	2,511	49,693
Fulton Financial Corp.	4,785	49,477
CapitalSource, Inc.	6,925	49,167
Signature Bank*	973	48,650
Capitol Federal Financial, Inc.	4,032	48,021
MGIC Investment Corp.*	4,687	47,761
Prosperity Bancshares, Inc.	1,170	45,958
Whitney Holding Corp.	3,240	45,846
Webster Financial Corp.	2,189	43,123
Westamerica Bancorporation	776	43,045
Trustmark Corp.	1,719	42,700
NewAlliance Bancshares, Inc.	2,830	42,393
Iberiabank Corp.	715	42,278
BancorpSouth, Inc.	2,589	41,295
Astoria Financial Corp.	2,899	40,325
Umpqua Holdings Corp.	3,292	40,097
Cathay General Bancorp	2,363	39,462
Susquehanna Bancshares, Inc.	3,790	36,687
Wintrust Financial Corp.	1,100	36,333
FNB Corp.	3,660	35,941
Radian Group, Inc.	4,393	35,452
TFS Financial Corp.	3,900	35,178
Washington Federal, Inc.	2,042	34,551
Old National Bancorp	2,905	34,540
PrivateBancorp, Inc. — Class A	2,350	33,793
Northwest Bancshares, Inc.	2,855	33,575
Provident Financial Services, Inc.	2,140	32,378
First Midwest Bancorp, Inc.	2,795	32,198
Glacier Bancorp, Inc.	2,040	30,824
Texas Capital Bancshares, Inc.*	1,410	29,991
Sterling Bancshares, Inc.	3,440	24,149
Ocwen Financial Corp.*	2,420	23,087
CVB Financial Corp.	2,419	20,973

Total Financials		5,433,836

Total Common Stocks (Cost $4,061,022)		5,433,836

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$36,782	36,782

Total Repurchase Agreement (Cost $36,782)		36,782

Total Investments - 100.1% (Cost $4,097,804)		$5,470,618

Liabilities, Less Cash & Other Assets - (0.1)%		(7,731)

Total Net Assets - 100.0%		$5,462,887

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 7

BANKING FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$5,433,836
Repurchase agreements, at value	36,782

Total investments	5,470,618
Receivables:
Fund shares sold	158,526
Dividends	5,871
Foreign taxes reclaim	1,092

Total assets	5,636,107

Liabilities:
Payable for:
Securities purchased	140,074
Fund shares redeemed	13,984
Management fees	3,521
Custodian fees	140
Transfer agent/maintenance fees	1,036
Investor service fees	1,036
Portfolio accounting fees	414
Other	13,015

Total liabilities	173,220

Net Assets	$5,462,887

Net assets consist of:
Paid in capital	$15,956,717
Undistributed net investment income	8,767
Accumulated net realized loss on investments	(11,875,411)
Net unrealized appreciation on investments	1,372,814

Net assets	$5,462,887

Capital shares outstanding	390,842
Net asset value per share	$13.98

Investments, at cost	$4,061,022
Repurchase agreements, at cost	36,782

Total cost	$4,097,804
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $2,613)	$124,211
Interest	83

Total investment income	124,294

Expenses:
Management fees	59,715
Transfer agent and administrative fees	17,563
Investor service fees	17,563
Portfolio accounting fees	7,025
Trustees’ fees*	878
Printing fees	5,911
Miscellaneous	6,872

Total expenses	115,527

Net investment income	8,767

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	44,948

Net realized gain	44,948

Net change in unrealized appreciation (depreciation) on:
Investments	206,243

Net change in unrealized appreciation (depreciation)	206,243

Net realized and unrealized gain	251,191

Net increase in net assets resulting from operations	$259,958

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

8 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

BANKING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$8,767	$78,777
Net realized gain (loss) on investments	44,948	(1,454,620)
Net change in unrealized appreciation (depreciation) on investments	206,243	605,767

Net increase (decrease) in net assets resulting from operations	259,958	(770,076)

Distributions to shareholders from:
Net investment income	(78,777)	(435,757)

Total distributions to shareholders	(78,777)	(435,757)

Capital share transactions:
Proceeds from sale of shares	84,205,602	90,692,374
Distributions reinvested	78,777	435,757
Cost of shares redeemed	(83,641,681)	(108,251,516)

Net increase (decrease) from capital share transactions	642,698	(17,123,385)

Net increase (decrease) in net assets	823,879	(18,329,218)

Net Assets:
Beginning of year	4,639,008	22,968,226

End of year	$5,462,887	$4,639,008

Undistributed net investment income at end of year	$8,767	$78,777

Capital share activity:
Shares sold	6,248,914	8,335,904
Shares issued from reinvestment of distributions	6,093	34,777
Shares redeemed	(6,234,738)	(9,714,053)

Net increase (decrease) in shares	20,269	(1,343,372)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 9

BANKING FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$12.52	$13.40	$22.80	$32.44	$29.69

Income (loss) from investment operations:
Net investment income[a]	.02	.08	.48	.56	.44
Net gain (loss) on investments (realized and unrealized)	1.60	(.54)	(9.86)	(9.32)	2.89

Total from investment operations	1.62	(.46)	(9.38)	(8.76)	3.33

Less distributions from:
Net investment income	(.16)	(.42)	(.02)	(.88)	(.58)

Total distributions	(.16)	(.42)	(.02)	(.88)	(.58)

Net asset value, end of period	$13.98	$12.52	$13.40	$22.80	$32.44

Total Return[b]	13.04%	(3.43%)	(41.16%)	(27.08%)	11.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,463	$4,639	$22,968	$9,186	$24,348

Ratios to average net assets:
Net investment income	0.12%	0.70%	2.87%	1.85%	1.42%
Total expenses	1.64%	1.66%	1.63%	1.59%	1.59%

Portfolio turnover rate	1,119%	731%	521%	405%	259%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

10 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
BASIC MATERIALS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).
Inception: May 2, 2001
For the one-year period ended December 31, 2010, Basic Materials Fund returned 26.67% compared with 15.06% for the S&P 500® Index.
The Basic Materials sector was an underperformer for much of 2010, but awakened along with improving economic conditions that solidified demand in the space. While some segments of this sector (such as industrial metals) are tied closely with global economic growth, the U.S. materials sectors is driven more by performance in the chemicals and agricultural products. The latter have seen strong pricing gains, which could easily reverse with strong harvests. Although dollar strength for much of the year crimped the sector, a stable-to-weak dollar could provide a tailwind to sector returns.
Within the sector, both the Chemicals and the Metals & Mining industries turned in very strong performances, rising 33% and 30%, respectively, providing almost all of the Fund’s return. Lightly weighted Construction Materials detracted from the Fund’s performance.
The top-performing holdings were Potash Corp. of Saskatchewan Inc., Freeport-McMoRan Copper & Gold, Inc. and E.I. DuPont de Nemours & Co. The worst-performing holdings included Monsanto, ArcelorMittal SA and Vulcan Materials Co.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BASIC MATERIALS FUND	26.67%	11.99%	9.76%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 MATERIALS INDEX	22.34%	7.56%	8.36%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Freeport-McMoRan Copper & Gold, Inc. — Class B	2.8%
Vale S.A. — Class B ADR	2.7%
Barrick Gold Corp.	2.7%
E. I. du Pont de Nemours & Co.	2.4%
Dow Chemical Co.	2.3%
Monsanto Co.	2.3%
Mosaic Co.	2.2%
Goldcorp, Inc.	2.1%
Potash Corporation of Saskatchewan, Inc.	2.0%
Newmont Mining Co.	2.0%

Top Ten Total	23.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 11

SCHEDULE OF INVESTMENTS	December 31, 2010

BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

MATERIALS - 98.4%
Freeport-McMoRan Copper & Gold, Inc. — Class B	11,378	$1,366,384
Vale S.A. — Class B ADR	37,704	1,303,427
Barrick Gold Corp.	24,495	1,302,644
E. I. du Pont de Nemours & Co.	23,945	1,194,377
Dow Chemical Co.	32,783	1,119,212
Monsanto Co.	15,999	1,114,170
Mosaic Co.	14,374	1,097,599
Goldcorp, Inc.	22,670	1,042,367
Potash Corporation of Saskatchewan, Inc.	6,469	1,001,595
Newmont Mining Co.	15,932	978,703
Praxair, Inc.	10,002	954,891
Kinross Gold Corp.	43,807	830,581
Air Products & Chemicals, Inc.	8,613	783,352
AngloGold Ashanti Ltd. ADR	15,705	773,157
Alcoa, Inc.	46,015	708,171
PPG Industries, Inc.	7,846	659,613
Nucor Corp.	14,944	654,846
Silver Wheaton Corp.*	16,773	654,818
Cia de Minas Buenaventura S.A. ADR	13,318	652,049
Gold Fields Ltd. ADR	35,077	635,946
Teck Resources Ltd. — Class B	10,221	631,964
Agnico-Eagle Mines Ltd.	8,219	630,397
BHP Billiton Ltd. ADR	6,694	622,006
International Paper Co.	22,699	618,321
Ecolab, Inc.	11,988	604,435
Southern Copper Co.	11,864	578,251
Cliffs Natural Resources, Inc.	7,322	571,189
Agrium, Inc.	6,051	555,179
Yamana Gold, Inc.	43,300	554,240
CF Industries Holdings, Inc.	4,091	552,899
Sherwin-Williams Co.	6,380	534,325
United States Steel Co.	8,889	519,295
Gerdau S.A. ADR	36,430	509,656
Sigma-Aldrich Corp.	7,483	498,068
Rio Tinto plc ADR	6,944	497,607
ArcelorMittal	12,991	495,347
Cia Siderurgica Nacional S.A. ADR	28,867	481,213
Randgold Resources Ltd. ADR	5,693	468,705
Walter Energy, Inc.	3,630	464,059
Lubrizol Corp.	4,232	452,316
Celanese Corp. — Class A	10,956	451,059
Eastman Chemical Co.	5,253	441,672
Ball Corp.	6,333	430,961
LyondellBasell Industries N.V. — Class A*	12,510	430,344
FMC Corp.	5,352	427,571
Cemex SAB de CV ADR*	39,237	420,228
Vulcan Materials Co.	9,396	416,807
Crown Holdings, Inc.*	12,225	408,071
Airgas, Inc.	6,467	403,929
Allegheny Technologies, Inc.	7,311	403,421
Owens-Illinois, Inc.*	13,134	403,214
Albemarle Corp.	7,195	401,337
Eldorado Gold Corp.	21,242	394,464
Molycorp, Inc.*	7,880	393,212
POSCO ADR	3,536	380,792
MeadWestvaco Corp.	14,385	376,312
Pan American Silver Corp.	9,107	375,299
Mechel ADR	12,741	372,419
International Flavors & Fragrances, Inc.	6,679	371,286
Nalco Holding Co.	11,551	368,939
IAMGOLD Corp.	20,145	358,581
Sealed Air Corp.	14,083	358,412
Steel Dynamics, Inc.	19,321	353,574
Martin Marietta Materials, Inc.	3,830	353,279
Ivanhoe Mines Ltd.*	15,290	350,447
Ashland, Inc.	6,880	349,917
Reliance Steel & Aluminum Co.	6,824	348,706
Huntsman Corp.	22,024	343,795
Bemis Company, Inc.	10,110	330,193
Sonoco Products Co.	9,746	328,148
Valspar Corp.	9,458	326,112
Scotts Miracle-Gro Co. — Class A	6,405	325,182
Titanium Metals Corp.*	18,127	311,422
Domtar Corp.	4,065	308,615
Intrepid Potash, Inc.*	8,243	307,381
Hecla Mining Co.*	27,023	304,279
Royal Gold, Inc.	5,559	303,688
RPM International, Inc.	13,591	300,361
Rockwood Holdings, Inc.*	7,655	299,464
Compass Minerals International, Inc.	3,324	296,733
Solutia, Inc.*	12,657	292,124
Silgan Holdings, Inc.	8,130	291,135
Packaging Corporation of America	11,171	288,659
Thompson Creek Metals Company, Inc.*	19,560	287,923
Cytec Industries, Inc.	5,378	285,357
WR Grace & Co.*	7,983	280,443
Coeur d’Alene Mines Corp.*	10,194	278,500
Temple-Inland, Inc.	12,909	274,187
Cabot Corp.	7,270	273,716
Silver Standard Resources, Inc.*	9,570	270,065
Stillwater Mining Co.*	12,081	257,929
Schnitzer Steel Industries, Inc. — Class A	3,860	256,265
Rock-Tenn Co. — Class A	4,735	255,453
Commercial Metals Co.	14,496	240,489
AK Steel Holding Corp.	14,489	237,185

Total Materials		48,366,430

12 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

BASIC MATERIALS FUND

	Shares	Value
FINANCIALS - 1.2%
Weyerhaeuser Co.	29,933	$566,632

Total Common Stocks (Cost $32,454,014)		48,933,062

RIGHT†† - 0.0%
Ivanhoe Mines Ltd. Expires 01/26/11††	14,660	20,524

Total Right (Cost $20,254)		20,524

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$247,917	247,917

Total Repurchase Agreement (Cost $247,917)		247,917

Total Investments - 100.1% (Cost $32,722,185)		$49,201,503

Liabilities, Less Cash & Other Assets - (0.1)%		(70,323)

Total Net Assets - 100.0%		$49,131,180

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 13

BASIC MATERIALS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$48,953,586
Repurchase agreements, at value	247,917

Total investments	49,201,503
Receivables:
Fund shares sold	1,633,025
Dividends	36,695

Total assets	50,871,223

Liabilities:
Payable for:
Securities purchased	1,646,918
Fund shares redeemed	2,364
Management fees	33,904
Custodian fees	1,316
Transfer agent/maintenance fees	9,972
Investor service fees	9,972
Portfolio accounting fees	3,989
Other	31,608

Total liabilities	1,740,043

Net Assets	$49,131,180

Net assets consist of:
Paid in capital	$36,302,345
Accumulated net investment loss	—
Accumulated net realized loss on investments	(3,650,483)
Net unrealized appreciation on investments	16,479,318

Net assets	$49,131,180

Capital shares outstanding	1,334,120
Net asset value per share	$36.83

Investments, at cost	$32,474,268
Repurchase agreements, at cost	247,917

Total cost	$32,722,185
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $5,891)	$494,564
Interest	299

Total investment income	494,863

Expenses:
Management fees	292,758
Transfer agent and administrative fees	86,105
Investor service fees	86,105
Portfolio accounting fees	34,442
Trustees’ fees*	4,209
Audit and outside service fees	38,462
Printing fees	29,926
Miscellaneous	(1,348)

Total expenses	570,659

Net investment loss	(75,796)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,083,403

Net realized gain	5,083,403

Net change in unrealized appreciation (depreciation) on:
Investments	763,261

Net change in unrealized appreciation (depreciation)	763,261

Net realized and unrealized gain	5,846,664

Net increase in net assets resulting from operations	$5,770,868

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

BASIC MATERIALS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(75,796)	$231,949
Net realized gain (loss) on investments	5,083,403	(2,791,365)
Net change in unrealized appreciation (depreciation) on investments	763,261	14,170,060

Net increase in net assets resulting from operations	5,770,868	11,610,644

Distributions to shareholders from:
Net investment income	(231,949)	(86,889)
Net realized gains	—	(1,278,910)

Total distributions to shareholders	(231,949)	(1,365,799)

Capital share transactions:
Proceeds from sale of shares	178,635,157	138,818,144
Distributions reinvested	231,949	1,365,799
Cost of shares redeemed	(181,796,720)	(127,695,314)

Net increase (decrease) from capital share transactions	(2,929,614)	12,488,629

Net increase in net assets	2,609,305	22,733,474

Net Assets:
Beginning of year	46,521,875	23,788,401

End of year	$49,131,180	$46,521,875

Accumulated/(Undistributed) net investment income/(loss) at end of year	$—	$231,949

Capital share activity:
Shares sold	5,804,562	5,641,375
Shares issued from reinvestment of distributions	6,879	47,032
Shares redeemed	(6,069,612)	(5,323,392)

Net increase (decrease) in shares	(258,171)	365,015

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 15

BASIC MATERIALS FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$29.22	$19.38	$41.66	$33.33	$27.87

Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.17	.06	.11	.32
Net gain (loss) on investments (realized and unrealized)	7.86	10.58	(19.38)	11.21	5.90

Total from investment operations	7.79	10.75	(19.32)	11.32	6.22

Less distributions from:
Net investment income	(.18)	(.06)	(.27)	(.05)	(.31)
Net realized gains	—	(.85)	(2.69)	(2.94)	(.45)

Total distributions	(.18)	(.91)	(2.96)	(2.99)	(.76)

Net asset value, end of period	$36.83	$29.22	$19.38	$41.66	$33.33

Total Return[b]	26.67%	55.46%	(45.40%)	33.97%	22.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,131	$46,522	$23,788	$95,591	$58,622

Ratios to average net assets:
Net investment income (loss)	(0.22%)	0.69%	0.15%	0.28%	1.02%
Total expenses	1.66%	1.65%	1.60%	1.58%	1.60%

Portfolio turnover rate	418%	377%	191%	244%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

16 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
BIOTECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).
Inception: May 2, 2001
For the one-year period ended December 31, 2010, Biotechnology Fund returned 10.70% compared with the S&P 500® Index, which returned 15.06%.
This capital-intensive industry did not enjoy a rush of capital during the year. This factor, along with the perception that the FDA takes too long to review new drugs and too-quickly rejects new therapies and technologies because of possible future side effects, restrained performance of the industry and the Fund. Among industry news was the $18.5 billion takeover bid of Genzyme, the world’s largest manufacturer of medicines for genetic diseases, by the French company Sanofi-Aventis SA. After an initial offer was rejected, the two companies had discussions about a new bid late in the year.
The best-performing stocks in the Fund were Genzyme Corp., Biogen Idec, Inc. and OSI Pharmaceuticals. The worst-performing stocks in the Fund included Gilead Sciences, Inc. Vertex Pharmaceuticals, Inc. and AMAG Pharmaceuticals, Inc.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BIOTECHNOLOGY FUND	10.70%	3.13%	0.00%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 HEALTH CARE INDEX	2.90%	1.87%	1.19%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Amgen, Inc.	10.7%
Gilead Sciences, Inc.	8.1%
Celgene Corp.	8.0%
Genzyme Corp.	6.6%
Biogen Idec, Inc.	6.0%
Alexion Pharmaceuticals, Inc.	4.1%
Vertex Pharmaceuticals, Inc.	4.0%
Dendreon Corp.	3.3%
Human Genome Sciences, Inc.	3.2%
Cephalon, Inc.	3.2%

Top Ten Total	57.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 17

SCHEDULE OF INVESTMENTS	December 31, 2010

BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.1%

HEALTH CARE - 99.1%
Amgen, Inc.*	26,888	$1,476,151
Gilead Sciences, Inc.*	31,098	1,126,992
Celgene Corp.*	18,666	1,103,907
Genzyme Corp.*	12,830	913,496
Biogen Idec, Inc.*	12,388	830,615
Alexion Pharmaceuticals, Inc.*	6,962	560,789
Vertex Pharmaceuticals, Inc.*	15,827	554,420
Dendreon Corp.*	13,107	457,696
Human Genome Sciences, Inc.*	18,617	444,760
Cephalon, Inc.*	7,169	442,471
United Therapeutics Corp.*	6,262	395,884
Regeneron Pharmaceuticals, Inc.*	10,387	341,005
Onyx Pharmaceuticals, Inc.*	8,793	324,198
InterMune, Inc.*	8,300	302,120
Amylin Pharmaceuticals, Inc.*	20,435	300,599
BioMarin Pharmaceutical, Inc.*	9,716	261,652
Myriad Genetics, Inc.*	11,180	255,351
Incyte Corporation Ltd.*	15,055	249,311
Cubist Pharmaceuticals, Inc.*	10,988	235,143
Theravance, Inc.*	8,930	223,875
Acorda Therapeutics, Inc.*	8,176	222,878
MannKind Corp.*	25,894	208,706
Exelixis, Inc.*	23,370	191,868
Pharmasset, Inc.*	4,260	184,927
Enzon Pharmaceuticals, Inc.*	14,890	181,211
Savient Pharmaceuticals, Inc.*	15,887	176,981
Momenta Pharmaceuticals, Inc.*	11,820	176,945
Martek Biosciences Corp.*	5,320	166,516
Cepheid, Inc.*	7,190	163,573
Seattle Genetics, Inc.*	10,692	159,845
PDL BioPharma, Inc.	22,967	143,084
Geron Corp.*	26,970	139,435
Orexigen Therapeutics, Inc.*	15,990	129,199
Alkermes, Inc.*	10,260	125,993
Ariad Pharmaceuticals, Inc.*	24,450	124,695
Talecris Biotherapeutics Holdings Corp.*	4,672	108,858
Immunogen, Inc.*	8,860	82,044
Isis Pharmaceuticals, Inc.*	8,098	81,952
SIGA Technologies, Inc.*	5,410	75,740
AMAG Pharmaceuticals, Inc.*	4,064	73,558

Total Health Care		13,718,443

Total Common Stocks (Cost $8,971,575)		13,718,443

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.9%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$123,694	123,694

Total Repurchase Agreement (Cost $123,694)		123,694

Total Investments - 100.0% (Cost $9,095,269)		$13,842,137

Cash & Other Assets, Less Liabilities - 0.0%		858

Total Net Assets - 100.0%		$13,842,995

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

18 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

BIOTECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$13,718,443
Repurchase agreements, at value	123,694

Total investments	13,842,137
Receivables:
Fund shares sold	111,590

Total assets	13,953,727

Liabilities:
Payable for:
Fund shares redeemed	70,381
Management fees	10,605
Custodian fees	412
Transfer agent/maintenance fees	3,119
Investor service fees	3,119
Portfolio accounting fees	1,248
Other	21,848

Total liabilities	110,732

Net Assets	$13,842,995

Net assets consist of:
Paid in capital	$22,910,801
Accumulated net investment loss	—
Accumulated net realized loss on investments	(13,814,674)
Net unrealized appreciation on investments	4,746,868

Net assets	$13,842,995

Capital shares outstanding	555,203
Net asset value per share	$24.93

Investments, at cost	$8,971,575
Repurchase agreements, at cost	123,694

Total cost	$9,095,269
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$41,222
Interest	179

Total investment income	41,401

Expenses:
Management fees	140,356
Transfer agent and administrative fees	41,281
Investor service fees	41,281
Portfolio accounting fees	16,512
Trustees’ fees*	1,873
Miscellaneous	31,345

Total expenses	272,648

Net investment loss	(231,247)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	685,066

Net realized gain	685,066

Net change in unrealized appreciation (depreciation) on:
Investments	765,162

Net change in unrealized appreciation (depreciation)	765,162

Net realized and unrealized gain	1,450,228

Net increase in net assets resulting from operations	$1,218,981

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 19

BIOTECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(231,247)	$(269,006)
Net realized gain on investments	685,066	423,232
Net change in unrealized appreciation (depreciation) on investments	765,162	173,101

Net increase in net assets resulting from operations	1,218,981	327,327

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	86,929,077	76,854,529
Cost of shares redeemed	(87,449,125)	(99,333,937)

Net decrease from capital share transactions	(520,048)	(22,479,408)

Net increase (decrease) in net assets	698,933	(22,152,081)

Net Assets:
Beginning of year	13,144,062	35,296,143

End of year	$13,842,995	$13,144,062

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	3,708,311	3,794,772
Shares redeemed	(3,736,720)	(5,065,926)

Net decrease in shares	(28,409)	(1,271,154)

20 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

BIOTECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$22.52	$19.03	$21.57	$20.66	$21.37

Income (loss) from investment operations:
Net investment loss[a]	(.33)	(.25)	(.26)	(.26)	(.32)
Net gain (loss) on investments (realized and unrealized)	2.74	3.74	(2.28)	1.17	(.39)

Total from investment operations	2.41	3.49	(2.54)	.91	(.71)

Net asset value, end of period	$24.93	$22.52	$19.03	$21.57	$20.66

Total Return[b]	10.70%	18.34%	(11.78%)	4.40%	(3.32%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,843	$13,144	$35,296	$13,927	$10,754

Ratios to average net assets:
Net investment loss	(1.40%)	(1.25%)	(1.25%)	(1.20%)	(1.48%)
Total expenses	1.65%	1.68%	1.63%	1.59%	1.59%

Portfolio turnover rate	509%	388%	351%	660%	379%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
CONSUMER PRODUCTS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).
Inception: May 29, 2001
Consumer Products firms performed well, with solid fundamentals—wage growth that was constrained, lean inventories and strong control of expenses. But because of the rise in commodity prices and the group’s lack of pricing power, margins may be compressed going forward. Among the best-performing segments are those with high exposure to emerging markets and strong brands in domestic markets. Consumer products, as a defensive sector, often lags if the U.S. economy is rapidly growing, as investors seek returns in more-aggressive sectors.
For the one-year period ended December 31, 2010, Consumer Products Fund returned 17.28%, compared with a gain of 15.06% for the S&P 500® Index. All industries were higher for the year. Within the sector, the Food Products, Beverages and Tobacco industries were the biggest contributors to Fund performance. Food & Staples Retailing and Household Products were the weakest contributors to Fund performance.
Fund performance for the year got the biggest boost from Philip Morris International Inc., Coca-Cola Enterprises, Inc. and Altria Group, Inc. Dean Foods Co., Universal Corp. and SUPERVALU, Inc. were among the Fund’s weakest performers during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 29, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)

CONSUMER PRODUCTS FUND	17.28%	6.90%	6.77%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 CONSUMER STAPLES INDEX	14.12%	7.75%	6.19%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Procter & Gamble Co.	6.6%
Coca-Cola Co.	6.1%
Philip Morris International, Inc.	5.0%
PepsiCo, Inc.	5.0%
Kraft Foods, Inc. — Class A	3.6%
Altria Group, Inc.	3.5%
Colgate-Palmolive Co.	3.1%
Kimberly-Clark Corp.	2.5%
General Mills, Inc.	2.3%
Archer-Daniels-Midland Co.	2.1%

Top Ten Total	39.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
22	| the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010

CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

CONSUMER STAPLES - 99.4%
Procter & Gamble Co.	15,546	$1,000,074
Coca-Cola Co.	14,144	930,251
Philip Morris International, Inc.	13,075	765,280
PepsiCo, Inc.	11,557	755,019
Kraft Foods, Inc. — Class A	17,611	554,923
Altria Group, Inc.	21,556	530,709
Colgate-Palmolive Co.	5,826	468,236
Kimberly-Clark Corp.	6,021	379,564
General Mills, Inc.	9,902	352,412
Archer-Daniels-Midland Co.	10,869	326,940
Reynolds American, Inc.	9,970	325,221
Kellogg Co.	6,351	324,409
Sysco Corp.	10,563	310,552
Estee Lauder Companies, Inc. — Class A	3,729	300,930
HJ Heinz Co.	6,022	297,848
Kroger Co.	12,814	286,521
Avon Products, Inc.	9,072	263,632
Mead Johnson Nutrition Co. — Class A	4,229	263,255
Lorillard, Inc.	3,197	262,346
Campbell Soup Co.	7,366	255,968
Sara Lee Corp.	14,161	247,959
Hershey Co.	5,073	239,192
Bunge Ltd.	3,639	238,427
ConAgra Foods, Inc.	10,472	236,458
Molson Coors Brewing Co. — Class B	4,528	227,260
Clorox Co.	3,512	222,239
Whole Foods Market, Inc.	4,364	220,775
Safeway, Inc.	9,787	220,110
Coca-Cola Enterprises, Inc.	8,670	217,010
JM Smucker Co.	3,185	209,095
Dr Pepper Snapple Group, Inc.	5,922	208,217
Cia de Bebidas das Americas ADR	6,200	192,386
Tyson Foods, Inc. — Class A	11,066	190,556
McCormick & Company, Inc.	3,969	184,678
Hormel Foods Corp.	3,453	177,001
Energizer Holdings, Inc.*	2,303	167,889
Church & Dwight Company, Inc.	2,388	164,820
Constellation Brands, Inc. — Class A*	7,371	163,268
Hansen Natural Corp.*	3,059	159,924
Brown-Forman Corp. — Class B	2,255	156,993
Green Mountain Coffee Roasters, Inc.*	4,679	153,752
Del Monte Foods Co.	7,653	143,876
Alberto-Culver Co. — Class B	3,880	143,715
Ralcorp Holdings, Inc.*	2,171	141,137
Smithfield Foods, Inc.*	6,692	138,056
Corn Products International, Inc.	3,000	138,000
Unilever N.V.	4,087	128,332
Herbalife Ltd.	1,843	126,006
Fomento Economico Mexicano SAB de CV ADR	2,157	120,619
Anheuser-Busch InBev N.V. ADR	2,106	120,232
Diageo plc ADR	1,522	113,130
SUPERVALU, Inc.	11,720	112,864
Flowers Foods, Inc.	4,002	107,694
Nu Skin Enterprises, Inc. — Class A	3,314	100,282
Dean Foods Co.*	11,240	99,362
Central European Distribution Corp.*	4,158	95,218
Casey’s General Stores, Inc.	2,233	94,925
United Natural Foods, Inc.*	2,587	94,891

Total Consumer Staples		15,170,438

Total Common Stocks (Cost $10,193,722)		15,170,438

WARRANT†† - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12††	17	5

Total Warrant (Cost $—)		5

	Face
	Amount
REPURCHASE AGREEMENT††,1- 0.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$49,191	49,191

Total Repurchase Agreement (Cost $49,191)		49,191

Total Investments - 99.7% (Cost $10,242,913)		$15,219,634

Cash & Other Assets, Less Liabilities - 0.3%		38,939

Total Net Assets - 100.0%		$15,258,573

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 23

CONSUMER PRODUCTS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$15,170,443
Repurchase agreements, at value	49,191

Total investments	15,219,634
Receivables:
Fund shares sold	345,398
Dividends	50,041

Total assets	15,615,073

Liabilities:
Payable for:
Securities purchased	318,613
Fund shares redeemed	894
Management fees	11,983
Custodian fees	468
Transfer agent/maintenance fees	3,524
Investor service fees	3,524
Portfolio accounting fees	1,410
Other	16,084

Total liabilities	356,500

Net Assets	$15,258,573

Net assets consist of:
Paid in capital	$15,018,415
Undistributed net investment income	320,376
Accumulated net realized loss on investments	(5,056,939)
Net unrealized appreciation on investments	4,976,721

Net assets	$15,258,573

Capital shares outstanding	408,762
Net asset value per share	$37.33

Investments, at cost	$10,193,722
Repurchase agreements, at cost	49,191

Total cost	$10,242,913
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $147)	$620,506
Interest	133

Total investment income	620,639

Expenses:
Management fees	154,395
Transfer agent and administrative fees	45,410
Investor service fees	45,410
Portfolio accounting fees	18,164
Trustees’ fees*	2,202
Miscellaneous	34,682

Total expenses	300,263

Net investment income	320,376

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,017,347

Net realized gain	2,017,347

Net change in unrealized appreciation (depreciation) on:
Investments	428,639

Net change in unrealized appreciation (depreciation)	428,639

Net realized and unrealized gain	2,445,986

Net increase in net assets resulting from operations	$2,766,362

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSUMER PRODUCTS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$320,376	$242,595
Net realized gain (loss) on investments	2,017,347	(356,061)
Net change in unrealized appreciation (depreciation) on investments	428,639	2,224,030

Net increase in net assets resulting from operations	2,766,362	2,110,564

Distributions to shareholders from:
Net investment income	(242,595)	(346,841)

Total distributions to shareholders	(242,595)	(346,841)

Capital share transactions:
Proceeds from sale of shares	89,104,867	46,961,368
Distributions reinvested	242,595	346,841
Cost of shares redeemed	(97,864,840)	(52,652,456)

Net decrease from capital share transactions	(8,517,378)	(5,344,247)

Net decrease in net assets	(5,993,611)	(3,580,524)

Net Assets:
Beginning of year	21,252,184	24,832,708

End of year	$15,258,573	$21,252,184

Undistributed net investment income at end of year	$320,376	$242,595

Capital share activity:
Shares sold	2,576,242	1,603,031
Shares issued from reinvestment of distributions	6,702	10,715
Shares redeemed	(2,833,190)	(1,857,493)

Net decrease in shares	(250,246)	(243,747)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 25

CONSUMER PRODUCTS FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$32.25	$27.51	$37.02	$36.55	$31.63

Income (loss) from investment operations:
Net investment income[a]	.60	.41	.40	.42	.48
Net gain (loss) on investments (realized and unrealized)	4.96	4.85	(9.09)	3.69	5.03

Total from investment operations	5.56	5.26	(8.69)	4.11	5.51

Less distributions from:
Net investment income	(.48)	(.52)	(.06)	(.69)	(.27)
Net realized gains	—	—	(.76)	(2.95)	(.32)

Total distributions	(.48)	(.52)	(.82)	(3.64)	(.59)

Net asset value, end of period	$37.33	$32.25	$27.51	$37.02	$36.55

Total Return[b]	17.28%	19.12%	(23.39%)	11.08%	17.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,259	$21,252	$24,833	$40,847	$43,007

Ratios to average net assets:
Net investment income	1.76%	1.43%	1.21%	1.10%	1.41%
Total expenses	1.65%	1.66%	1.61%	1.59%	1.59%

Portfolio turnover rate	442%	259%	297%	260%	219%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

26 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ELECTRONICS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).
Inception: August 3, 2001
Semiconductors and Semiconductor Equipment firms provided some of the strongest equity returns in 2009, but reverted to performance that was lower than the broad market in 2010. Although growth in business investment in technology has been higher than total business investment, companies remain hesitant to increase capital spending and governments are also clamping down on spending.
For the one-year period ended December 31, 2010, Electronics Fund returned 9.55%, compared with a gain of 15.06% for the S&P 500® Index. The Semiconductors and Semiconductor Equipment stocks that make up the Fund contributed nearly all of the Fund’s performance.
For the year, Fund performance got the biggest boost from Atmel Corp., Altera Corp. and Broadcom Corp., while Micron Technology, Inc., FormFactor Inc. and Advanced Micro Devices, Inc. were among the stocks which provided the least to Fund performance for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
August 3, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(08/03/01)

ELECTRONICS FUND	9.55%	-1.26%	-6.11%
S&P 500 INDEX	15.06%	2.29%	2.33%
S&P 500 INFORMATION TECHNOLOGY INDEX	10.22%	5.02%	1.15%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Intel Corp.	8.2%
Texas Instruments, Inc.	4.7%
Broadcom Corp. — Class A	3.6%
Applied Materials, Inc.	3.4%
Marvell Technology Group Ltd.	2.6%
Analog Devices, Inc.	2.6%
Altera Corp.	2.5%
First Solar, Inc.	2.5%
NVIDIA Corp.	2.4%
Micron Technology, Inc.	2.2%

Top Ten Total	34.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 27

SCHEDULE OF INVESTMENTS ELECTRONICS FUND	December 31, 2010

	Shares	Value

COMMON STOCKS† - 99.9%

INFORMATION TECHNOLOGY - 96.5%
Intel Corp.	36,144	$760,108
Texas Instruments, Inc.	13,419	436,118
Broadcom Corp. — Class A	7,646	332,983
Applied Materials, Inc.	22,032	309,550
Marvell Technology Group Ltd.*	12,897	239,239
Analog Devices, Inc.	6,272	236,266
Altera Corp.	6,563	233,512
NVIDIA Corp.*	14,105	217,217
Micron Technology, Inc.*	25,147	201,679
Xilinx, Inc.	6,758	195,847
Linear Technology Corp.	5,661	195,814
Avago Technologies Ltd.	6,566	186,934
Maxim Integrated Products, Inc.	7,874	185,984
Cree, Inc.*	2,818	185,678
Microchip Technology, Inc.	5,233	179,021
Lam Research Corp.*	3,406	176,363
KLA-Tencor Corp.	4,560	176,198
Atmel Corp.*	13,820	170,262
Advanced Micro Devices, Inc.*	20,405	166,913
Skyworks Solutions, Inc.*	5,681	162,647
Taiwan Semiconductor Manufacturing Company Ltd. ADR	12,565	157,565
ON Semiconductor Corp.*	15,284	151,006
LSI Corp.*	23,258	139,315
National Semiconductor Corp.	9,398	129,317
Cypress Semiconductor Corp.*	6,761	125,619
Novellus Systems, Inc.*	3,757	121,426
Trina Sola Ltd. ADR*	5,178	121,269
Varian Semiconductor Equipment Associates, Inc.*	3,193	118,045
Teradyne, Inc.*	8,173	114,749
Atheros Communications, Inc.*	3,185	114,405
MEMC Electronic Materials, Inc.*	10,062	113,298
ASML Holding N.V. — Class G	2,657	101,869
PMC — Sierra, Inc.*	11,820	101,534
Fairchild Semiconductor International, Inc. — Class A*	6,427	100,326
Silicon Laboratories, Inc.*	2,165	99,633
Netlogic Microsystems, Inc.*	3,118	97,936
Intersil Corp. — Class A	6,394	97,636
TriQuint Semiconductor, Inc.*	8,346	97,565
RF Micro Devices, Inc.*	13,147	96,631
Microsemi Corp.*	4,171	95,516
Veeco Instruments, Inc.*	2,177	93,524
Hittite Microwave Corp.*	1,525	93,086
Cavium Networks, Inc.*	2,416	91,035
Omnivision Technologies, Inc.*	3,072	90,962
International Rectifier Corp.*	3,004	89,189
Semtech Corp.*	3,666	82,998
Cymer, Inc.*	1,821	82,073
SunPower Corp. — Class A*	6,077	77,968
Rambus, Inc.*	3,692	75,612
Cirrus Logic, Inc.*	4,606	73,604
Entropic Communications, Inc.*	5,975	72,178
Integrated Device Technology, Inc.*	10,684	71,155
Power Integrations, Inc.	1,746	70,084
Entegris, Inc.*	9,218	68,859
Lattice Semiconductor Corp.*	10,405	63,054
MIPS Technologies, Inc. — Class A*	4,130	62,611
Applied Micro Circuits Corp.*	5,543	59,199
Volterra Semiconductor Corp.*	2,409	55,792
Advanced Energy Industries, Inc.*	3,983	54,328
Rubicon Technology, Inc.*	2,421	51,035
Tessera Technologies, Inc.*	2,270	50,281
Monolithic Power Systems, Inc.*	3,041	50,237
Kulicke & Soffa Industries, Inc.*	6,885	49,572
Amkor Technology, Inc.*	5,581	41,244

Total Information Technology		8,912,673

INDUSTRIALS - 3.4%
First Solar, Inc.*	1,793	233,341
GT Solar International, Inc.*	9,485	86,503

Total Industrials		319,844

Total Common Stocks (Cost $6,504,528)		9,232,517

	Face
	Amount
REPURCHASE AGREEMENT ††,1 - 0.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$60,227	60,227

Total Repurchase Agreement (Cost $60,227)		60,227

Total Investments — 100.6% (Cost $6,564,755)		$9,292,744

Liabilities, Less Cash & Other Assets — (0.6)%		(54,280)

Total Net Assets — 100.0%		$9,238,464

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

ADR — American Depositary Receipt

28 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ELECTRONICS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$9,232,517
Repurchase agreements, at value	60,227

Total investments	9,292,744
Receivables:
Securities sold	300,945
Fund shares sold	2,594
Dividends	1,080

Total assets	9,597,363

Liabilities:
Payable for:
Fund shares redeemed	340,099
Management fees	6,242
Custodian fees	242
Transfer agent/maintenance fees	1,836
Investor service fees	1,836
Portfolio accounting fees	734
Other	7,910

Total liabilities	358,899

Net Assets	$9,238,464

Net assets consist of:
Paid in capital	$9,127,692
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,617,217)
Net unrealized appreciation on investments	2,727,989

Net assets	$9,238,464

Capital shares outstanding	979,272
Net asset value per share	$9.43

Investments, at cost	$6,504,528
Repurchase agreements, at cost	60,227

Total cost	$6,564,755
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $36)	$147,195
Interest	104

Total investment income	147,299

Expenses:
Management fees	106,064
Transfer agent and administrative fees	31,195
Investor service fees	31,195
Portfolio accounting fees	12,478
Trustees’ fees*	1,810
Miscellaneous	21,463

Total expenses	204,205

Net investment loss	(56,906)

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	2,944,930

Net realized gain	2,944,930

Net change in unrealized appreciation (depreciation) on:
Investments	(4,689,536)

Net change in unrealized appreciation (depreciation)	(4,689,536)

Net realized and unrealized loss	(1,744,606)

Net decrease in net assets resulting from operations	$(1,801,512)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 29

ELECTRONICS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(56,906)	$(31,930)
Net realized gain on investments	2,944,930	1,870,560
Net change in unrealized appreciation (depreciation) on investments	(4,689,536)	7,186,967

Net increase (decrease) in net assets resulting from operations	(1,801,512)	9,025,597

Distributions To Shareholders From:
Net realized gains	(1,609,036)	—

Total distributions to shareholders	(1,609,036)	—

Capital share transactions:
Proceeds from sale of shares	137,613,070	94,247,995
Distributions reinvested	1,609,036	—
Cost of shares redeemed	(151,602,331)	(80,121,501)

Net increase (decrease) from capital share transactions	(12,380,225)	14,126,494

Net increase (decrease) in net assets	(15,790,773)	23,152,091

Net assets:
Beginning of year	25,029,237	1,877,146

End of year	$9,238,464	$25,029,237

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	12,576,972	10,441,590
Shares issued from reinvestment of distributions	183,890	—
Shares redeemed	(13,916,768)	(8,581,628)

Net increase (decrease) in shares	(1,155,906)	1,859,962

30 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ELECTRONICS FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$11.72	$6.82	$13.67	$14.02	$13.68

Income (loss) from investment operations:
Net investment loss[a]	(.05)	(.02)	(.02)	(.11)	(.15)
Net gain (loss) on investments (realized and unrealized)	.92	4.92	(6.83)	(.24)	.49

Total from investment operations	.87	4.90	(6.85)	(.35)	.34

Less distributions from:
Net realized gains	(3.16)	—	—	—	—

Total distributions	(3.16)	—	—	—	—

Net asset value, end of period	$9.43	$11.72	$6.82	$13.67	$14.02

Total Return[b]	9.55%	71.85%	(50.11%)	(2.50%)	2.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,238	$25,029	$1,877	$2,943	$3,856

Ratios to average net assets:
Net investment loss	(0.46%)	(0.19%)	(0.15%)	(0.73%)	(1.02%)
Total expenses	1.64%	1.64%	1.61%	1.59%	1.59%

Portfolio turnover rate	958%	445%	940%	1,009%	477%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ENERGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).
Inception: May 29, 2001
The energy sector finished 2010 strongly, as the sector benefited from a continuing economic recovery and U.S. quantitative easing that has pushed the dollar lower, supporting oil prices. The price of a barrel of oil increased 15% in 2010 to about $92. Loosening monetary policy globally has been keeping upward pressure on economic growth, and developing countries have been leading the demand for more fuel. The sector also benefited from the change in Congressional control, which could ease the regulatory environment affecting oil drilling.
For the one-year period ended December 31, 2010, Energy Fund returned 19.05%, compared with the 15.06% increase in the S&P 500® Index. Within the sector, the segment most sensitive to changes in the price of oil, Energy Equipment & Services, accounted for only about 26% of the holdings. Its contribution to return was second to the contribution from much more heavily weighted Oil, Gas & Consumable Fuels. That segment accounts for 74% of the portfolio weight and advanced 19%.
Schlumberger Ltd., ConocoPhillips and Chevron Corp. were among the most significant positive contributors to Fund performance for the year, while Petrobras Petroleo Brasileiro, Diamond Offshore Drilling, Inc. and Southwestern Energy Co. were among the weakest contributors.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 29, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)

ENERGY FUND	19.05%	5.82%	8.48%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 ENERGY INDEX	20.46%	8.32%	10.01%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Exxon Mobil Corp.	6.3%
Chevron Corp.	4.5%
Schlumberger Ltd.	3.5%
ConocoPhillips	3.3%
Occidental Petroleum Corp.	2.9%
Petroleo Brasileiro S.A. ADR	2.8%
Anadarko Petroleum Corp.	2.1%
Apache Corp.	2.1%
Halliburton Co.	2.0%
Devon Energy Corp.	1.9%

Top Ten Total	31.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
32 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS ENERGY FUND	December 31, 2010

	Shares	Value

COMMON STOCKS† - 99.6%

ENERGY - 99.6%
Exxon Mobil Corp.	36,449	$2,665,151
Chevron Corp.	20,722	1,890,882
Schlumberger Ltd.	17,692	1,477,282
ConocoPhillips	20,482	1,394,824
Occidental Petroleum Corp.	12,675	1,243,417
Petroleo Brasileiro S.A. ADR	30,834	1,166,759
Anadarko Petroleum Corp.	11,862	903,410
Apache Corp.	7,526	897,325
Halliburton Co.	20,698	845,099
Devon Energy Corp.	10,294	808,182
National Oilwell Varco, Inc.	10,897	732,823
Marathon Oil Corp.	19,272	713,642
Transocean Ltd.*	10,125	703,789
Baker Hughes, Inc.	12,098	691,643
Hess Corp.	8,986	687,788
EOG Resources, Inc.	7,106	649,559
BP plc ADR	13,971	617,099
Weatherford International Ltd.*	25,006	570,137
Peabody Energy Corp.	8,906	569,806
Chesapeake Energy Corp.	21,880	566,911
Spectra Energy Corp.	22,196	554,678
Noble Energy, Inc.	6,159	530,167
Williams Companies, Inc.	21,176	523,471
Murphy Oil Corp.	6,916	515,588
Valero Energy Corp.	21,701	501,727
Southwestern Energy Co.*	13,299	497,782
Suncor Energy, Inc.	12,470	477,476
Cameron International Corp.*	9,353	474,478
Consol Energy, Inc.	9,666	471,121
FMC Technologies, Inc.*	4,973	442,149
Continental Resources, Inc.*	7,311	430,252
El Paso Corp.	31,207	429,408
Pioneer Natural Resources Co.	4,943	429,151
Newfield Exploration Co.*	5,855	422,204
Diamond Offshore Drilling, Inc.	6,285	420,278
Noble Corp.	11,280	403,486
Concho Resources, Inc.*	4,599	403,194
Alpha Natural Resources, Inc.*	6,374	382,631
Total S.A. ADR	7,147	382,222
Canadian Natural Resources Ltd.	8,473	376,371
Denbury Resources, Inc.*	19,568	373,553
Range Resources Corp.	8,145	366,362
Cimarex Energy Co.	4,126	365,275
Ultra Petroleum Corp.*	7,609	363,482
Nabors Industries Ltd.*	15,471	362,950
Encana Corp.	12,429	361,932
Royal Dutch Shell plc ADR	5,401	360,679
Whiting Petroleum Corp.*	3,039	356,140
EQT Corp.	7,852	352,084
Ensco plc ADR	6,425	342,967
QEP Resources, Inc.	9,358	339,789
PetroChina Company Ltd. ADR	2,529	332,538
Pride International, Inc.*	9,979	329,307
Arch Coal, Inc.	9,306	326,268
Cameco Corp. — Class A	8,041	324,696
Nexen, Inc.	14,096	322,798
Massey Energy Co.	5,990	321,363
CNOOC Ltd. ADR	1,347	321,084
Talisman Energy, Inc.	14,115	313,212
Petrohawk Energy Corp.*	17,147	312,933
Tenaris S.A. ADR	6,346	310,827
McDermott International, Inc.*	14,786	305,922
Helmerich & Payne, Inc.	6,297	305,279
Sunoco, Inc.	7,438	299,826
Plains Exploration & Production Co.*	9,194	295,495
Forest Oil Corp.*	7,448	282,801
Rowan Companies, Inc.*	8,097	282,666
Cenovus Energy, Inc.	8,460	281,210
EXCO Resources, Inc.	14,194	275,647
Cabot Oil & Gas Corp.	7,116	269,341
Oceaneering International, Inc.*	3,621	266,614
Core Laboratories N.V.	2,978	265,191
SM Energy Co.	4,494	264,831
Atlas Energy, Inc.*	5,849	257,181
Dresser-Rand Group, Inc.*	5,842	248,811
Patterson-UTI Energy, Inc.	11,411	245,907
Oil States International, Inc.*	3,818	244,696
SandRidge Energy, Inc.*	33,378	244,327
Brigham Exploration Co.*	8,836	240,693
Southern Union Co.	9,766	235,068
Dril-Quip, Inc.*	3,022	234,870
Tidewater, Inc.	4,242	228,389
Superior Energy Services, Inc.*	6,491	227,120
Quicksilver Resources, Inc.*	14,854	218,948
Tesoro Corp.	11,740	217,660

Total Energy		42,262,094

Total Common Stocks (Cost $24,403,270)		42,262,094

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$244,498	244,498

Total Repurchase Agreement (Cost $244,498)		244,498

Total Investments — 100.2% (Cost $24,647,768)		$42,506,592

Liabilities, Less Cash & Other Assets — (0.2)%		(93,970)

Total Net Assets — 100.0%		$42,412,622

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 33

ENERGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$42,262,094
Repurchase agreements, at value	244,498

Total investments	42,506,592
Cash	3,327
Receivables:
Fund shares sold	360,571
Dividends	14,157

Total assets	42,884,647

Liabilities:
Payable for:
Securities purchased	347,926
Fund shares redeemed	35,553
Management fees	28,810
Custodian fees	1,118
Transfer agent/maintenance fees	8,474
Investor service fees	8,474
Portfolio accounting fees	3,389
Other	38,281

Total liabilities	472,025

Net assets	$42,412,622

Net assets consist of:
Paid in capital	$28,196,692
Accumulated net investment loss	—
Accumulated net realized loss on investments	(3,642,894)
Net unrealized appreciation on investments	17,858,824

Net assets	$42,412,622

Capital shares outstanding	1,357,471
Net asset value per share	$31.24

Investments, at cost	$24,403,270
Repurchase agreements, at cost	244,498

Total cost	$24,647,768
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $7,927)	$483,497
Interest	285

Total investment income	483,782

Expenses:
Management fees	283,935
Transfer agent and administrative fees	83,510
Investor service fees	83,510
Portfolio accounting fees	33,404
Trustees’ fees*	4,005
Audit & outside service fees	32,245
Printing fees	28,771
Miscellaneous	2,877

Total expenses	552,257

Net investment loss	(68,475)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,318,529

Net realized gain	2,318,529

Net change in unrealized appreciation (depreciation) on:
Investments	2,393,456

Net change in unrealized appreciation (depreciation)	2,393,456

Net realized and unrealized gain	4,711,985

Net increase in net assets resulting from operations	$4,643,510

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(68,475)	$171,009
Net realized gain (loss) on investments	2,318,529	(761,981)
Net change in unrealized appreciation (depreciation) on investments	2,393,456	11,603,214

Net increase in net assets resulting from operations	4,643,510	11,012,242

Distributions to shareholders from:
Net investment income	(171,009)	—
Net realized gains	—	(3,007,402)

Total distributions to shareholders	(171,009)	(3,007,402)

Capital share transactions:
Proceeds from sale of shares	88,163,634	85,614,933
Distributions reinvested	171,009	3,007,402
Cost of shares redeemed	(89,747,360)	(88,117,410)

Net increase (decrease) from capital share transactions	(1,412,717)	504,925

Net increase in net assets	3,059,784	8,509,765

Net assets:
Beginning of year	39,352,838	30,843,073

End of year	$42,412,622	$39,352,838

Accumulated/(Undistributed) net investment income/(loss) at end of year	$—	$171,009

Capital share activity:
Shares sold	3,291,280	3,620,410
Shares issued from reinvestment of distributions	5,981	117,111
Shares redeemed	(3,432,168)	(3,750,065)

Net decrease in shares	(134,907)	(12,544)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 35

ENERGY FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$26.37	$20.49	$39.83	$33.14	$39.20

Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.11	(.03)	(.11)	(.13)
Net gain (loss) on investments (realized and unrealized)	5.06	7.73	(18.29)	11.01	5.28

Total from investment operations	5.01	7.84	(18.32)	10.90	5.15

Less distributions from:
Net investment income	(.14)	—	—	—	—
Net realized gains	—	(1.96)	(1.02)	(4.21)	(11.21)

Total distributions	(.14)	(1.96)	(1.02)	(4.21)	(11.21)

Net asset value, end of period	$31.24	$26.37	$20.49	$39.83	$33.14

Total Return[b]	19.05%	38.50%	(46.03%)	33.22%	11.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,413	$39,353	$30,843	$101,458	$70,190

Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.48%	(0.08%)	(0.27%)	(0.31%)
Total expenses	1.65%	1.65%	1.60%	1.58%	1.59%

Portfolio turnover rate	224%	206%	154%	217%	146%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

36 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ENERGY SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production (“Energy Services Companies”).
Inception: May 2, 2001
The energy equipment and services providers that make up this Fund, and typically are sensitive to changes in the price of oil, responded to the jump in oil prices over 2010. Global oil demand grew 2.9% to an all time high of 87.45 million barrels a day in 2010, according to the International Energy Agency. The price of a barrel of oil finished the year near $92, climbing about 15% for the year.
For the one-year period ended December 31, 2010, Energy Services Fund returned 26.05%, compared with the S&P 500® Index, which returned 15.06%. The Energy Equipment & Services holdings in this Fund, which makes up 99% of the portfolio, rose about 28% for the year, contributing most of the Fund’s return for the period.
Schlumberger Ltd., National Oilwell Varco, Inc. and Halliburton Co. were among the Fund’s best-performing stocks for the year. The Fund’s worst-performing holdings included Diamond Offshore Drilling, Inc., Transocean Ltd. and Noble Corp.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

ENERGY SERVICES FUND	26.05%	5.72%	6.10%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 ENERGY INDEX	20.46%	8.32%	10.40%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Schlumberger Ltd.	11.2%
Halliburton Co.	6.4%
National Oilwell Varco, Inc.	5.6%
Transocean Ltd.	5.4%
Baker Hughes, Inc.	5.2%
Weatherford International Ltd.	4.3%
Cameron International Corp.	3.6%
FMC Technologies, Inc.	3.4%
Diamond Offshore Drilling, Inc.	3.2%
Nabors Industries Ltd.	2.8%

Top Ten Total	51.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 37

SCHEDULE OF INVESTMENTS ENERGY SERVICES FUND	December 31, 2010

	Shares	Value

COMMON STOCKS† - 99.6%

ENERGY - 99.6%
Schlumberger Ltd.	55,556	$4,638,926
Halliburton Co.	64,914	2,650,439
National Oilwell Varco, Inc.	34,817	2,341,443
Transocean Ltd.*	32,275	2,243,435
Baker Hughes, Inc.	37,926	2,168,229
Weatherford International Ltd.*	78,385	1,787,178
Cameron International Corp.*	29,751	1,509,268
FMC Technologies, Inc.*	15,965	1,419,448
Diamond Offshore Drilling, Inc.	20,069	1,342,014
Nabors Industries Ltd.*	49,824	1,168,871
Noble Corp.	30,906	1,105,508
Pride International, Inc.*	31,910	1,053,030
Helmerich & Payne, Inc.	20,137	976,242
McDermott International, Inc.*	46,449	961,030
Rowan Companies, Inc.*	25,870	903,122
Ensco plc ADR	16,565	884,240
Oceaneering International, Inc.*	11,640	857,053
Tenaris S.A. ADR	16,285	797,639
Patterson-UTI Energy, Inc.	36,468	785,885
Oil States International, Inc.*	12,241	784,526
Dril-Quip, Inc.*	9,705	754,273
Tidewater, Inc.	13,639	734,324
Superior Energy Services, Inc.*	20,738	725,623
CARBO Ceramics, Inc.	6,598	683,157
Atwood Oceanics, Inc.*	17,888	668,475
Core Laboratories N.V.	7,366	655,942
Complete Production Services, Inc.*	21,745	642,565
Seadrill, Ltd.	18,920	641,766
RPC, Inc.	35,321	640,017
SEACOR Holdings, Inc.	6,199	626,657
Key Energy Services, Inc.*	45,281	587,747
Lufkin Industries, Inc.	8,614	537,427
Dresser-Rand Group, Inc.*	12,453	530,373
Helix Energy Solutions Group, Inc.*	40,326	489,558
Unit Corp.*	9,025	419,482
Bristow Group, Inc.*	8,664	410,240
Exterran Holdings, Inc.*	15,840	379,368
ION Geophysical Corp.*	34,110	289,253
Hornbeck Offshore Services, Inc.*	12,765	266,533
Tetra Technologies, Inc.*	19,339	229,554

Total Energy		41,289,860

Total Common Stocks (Cost $24,147,295)		41,289,860

	Face
	Amount
REPURCHASE AGREEMENT††,[1] - 1.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$468,820	468,820

Total Repurchase Agreement (Cost $468,820)		468,820

Total Investments — 100.7% (Cost $24,616,115)		$41,758,680

Liabilities, Less Cash & Other Assets — (0.7)%		(288,848)

Total Net Assets — 100.0%		$41,469,832

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depositary Receipt

plc — Public Limited Company

38 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ENERGY SERVICES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$41,289,860
Repurchase agreements, at value	468,820

Total investments	41,758,680
Cash	29
Receivables:
Dividends	11,886

Total assets	41,770,595

Liabilities:
Payable for:
Fund shares redeemed	215,608
Management fees	28,226
Custodian fees	1,096
Transfer agent/maintenance fees	8,302
Investor service fees	8,302
Portfolio accounting fees	3,320
Other	35,909

Total liabilities	300,763

Net assets	$41,469,832

Net assets consist of:
Paid in capital	$25,478,960
Accumulated net investment loss	—
Accumulated net realized loss on investments	(1,151,693)
Net unrealized appreciation on investments	17,142,565

Net assets	$41,469,832

Capital shares outstanding	1,498,200
Net asset value per share	$27.68

Investments, at cost	$24,147,295
Repurchase agreements, at cost	468,820

Total cost	$24,616,115
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $888)	$306,159
Interest	279

Total investment income	306,438

Expenses:
Management fees	263,946
Transfer agent and administrative fees	77,631
Investor service fees	77,631
Portfolio accounting fees	31,052
Trustees’ fees*	3,850
Audit and outside service fees	29,039
Printing fees	26,982
Miscellaneous	2,780

Total expenses	512,911

Net investment loss	(206,473)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,650,800

Net realized gain	5,650,800

Net change in unrealized appreciation (depreciation) on:
Investments	(1,061,538)

Net change in unrealized appreciation (depreciation)	(1,061,538)

Net realized and unrealized gain	4,589,262

Net increase in net assets resulting from operations	$4,382,789

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 39

ENERGY SERVICES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(206,473)	$(106,716)
Net realized gain (loss) on investments	5,650,800	(3,019,409)
Net change in unrealized appreciation (depreciation) on investments	(1,061,538)	17,820,008

Net increase in net assets resulting from operations	4,382,789	14,693,883

Distributions to shareholders from:
Net realized gains	—	(2,202,081)

Total distributions to shareholders	—	(2,202,081)

Capital share transactions:
Proceeds from sale of shares	111,238,890	101,081,304
Distributions reinvested	—	2,202,081
Cost of shares redeemed	(115,652,133)	(95,872,426)

Net increase (decrease) from capital share transactions	(4,413,243)	7,410,959

Net increase (decrease) in net assets	(30,454)	19,902,761

Net assets:
Beginning of year	41,500,286	21,597,525

End of year	$41,469,832	$41,500,286

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	4,873,240	5,247,177
Shares issued from reinvestment of distributions	—	102,090
Shares redeemed	(5,264,620)	(4,983,087)

Net increase (decrease) in shares	(391,380)	366,180

40 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ENERGY SERVICES FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$21.96	$14.18	$38.67	$29.79	$30.92

Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.06)	(.28)	(.34)	(.37)
Net gain (loss) on investments (realized and unrealized)	5.87	8.89	(21.79)	11.37	4.01

Total from investment operations	5.72	8.83	(22.07)	11.03	3.64

Less distributions from:
Net realized gains	—	(1.05)	(2.42)	(2.15)	(4.77)

Total distributions	—	(1.05)	(2.42)	(2.15)	(4.77)

Net asset value, end of period	$27.68	$21.96	$14.18	$38.67	$29.79

Total Return[b]	26.05%	62.42%	(57.60%)	37.10%	10.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,470	$41,500	$21,598	$95,917	$43,910

Ratios to average net assets:
Net investment loss	(0.66%)	(0.30%)	(0.78%)	(0.91%)	(1.08%)
Total expenses	1.65%	1.65%	1.60%	1.58%	1.59%

Portfolio turnover rate	307%	247%	122%	193%	184%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
FINANCIAL SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).
Inception: July 20, 2001
Gradually improving credit conditions and some easing in lending standards helped the Financial Services sector to finish the year strongly and perform in-line with the market for the year. More financial institutions have been repaying government loans, and prospects for capital markets activity, weak throughout the year, are improving. New regulations, however, are limiting banks’ proprietary trading, and new capital requirements could hold back lending—both to the detriment of profits. Although housing continues to stabilize, it hasn’t returned to normal, and the industry may be at risk as foreclosures mount. For the year, all industries were positive contributors to Fund performance. Insurance, commercial banks and REITs were among the highest contributing segments. Capital markets and diversified financial services were among the lowest.
For the one-year period ended December 31, 2010, Financial Services Fund returned 14.36%, while the S&P 500® Index gained 15.06% over the same period.
American International Group, Inc., Wells Fargo & Co. and Equity Residential were among the stocks which contributed the most to Fund performance during the year. Bank of America Corp., BlackRock, Inc. and Assured Guaranty Ltd. were among the stocks that contributed the least to Fund performance for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
July 20, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/20/01)

FINANCIAL SERVICES FUND	14.36%	-7.59%	-1.66%
S&P 500 INDEX	15.06%	2.29%	2.35%
S&P 500 FINANCIALS INDEX	12.18%	-10.58%	-3.37%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Berkshire Hathaway, Inc. — Class B	3.1%
JPMorgan Chase & Co.	3.0%
Wells Fargo & Co.	2.9%
Bank of America Corp.	2.7%
Goldman Sachs Group, Inc.	2.1%
U.S. Bancorp	1.6%
American Express Co.	1.6%
MetLife, Inc.	1.5%
American International Group, Inc.	1.5%
Morgan Stanley	1.5%

Top Ten Total	21.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
42 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
FINANCIAL SERVICES FUND

	Shares	VALUE

COMMON STOCKS† - 99.8%

FINANCIALS - 99.8%
Berkshire Hathaway, Inc. — Class B*	3,107	$248,931
JPMorgan Chase & Co.	5,521	234,201
Wells Fargo & Co.	7,333	227,250
Bank of America Corp.	15,779	210,492
Goldman Sachs Group, Inc.	1,001	168,328
U.S. Bancorp	4,773	128,728
American Express Co.	2,960	127,043
MetLife, Inc.	2,637	117,188
American International Group, Inc.*	2,017	116,220
Morgan Stanley	4,232	115,153
Bank of New York Mellon Corp.	3,613	109,113
BlackRock, Inc. — Class A	553	105,391
PNC Financial Services Group, Inc.	1,685	102,313
Simon Property Group, Inc.	968	96,306
Prudential Financial, Inc.	1,598	93,819
Aflac, Inc.	1,612	90,965
Travelers Companies, Inc.	1,600	89,136
Franklin Resources, Inc.	783	87,077
State Street Corp.	1,844	85,451
CME Group, Inc. — Class A	261	83,977
ACE Ltd.	1,315	81,859
Charles Schwab Corp.	4,689	80,229
Capital One Financial Corp.	1,853	78,864
BB&T Corp.	2,890	75,978
Public Storage	745	75,558
Chubb Corp.	1,265	75,445
Itau Unibanco Holding S.A. ADR	3,073	73,783
Allstate Corp.	2,311	73,675
T. Rowe Price Group, Inc.	1,130	72,930
SunTrust Banks, Inc.	2,408	71,060
Loews Corp.	1,819	70,777
Vornado Realty Trust	840	69,997
Banco Bradesco S.A. ADR	3,440	69,798
Equity Residential	1,315	68,314
Ameriprise Financial, Inc.	1,181	67,967
Marsh & McLennan Companies, Inc.	2,483	67,885
AON Corp.	1,473	67,773
General Growth Properties, Inc.	4,323	66,920
HCP, Inc.	1,794	66,001
Northern Trust Corp.	1,176	65,162
Progressive Corp.	3,229	64,160
ICICI Bank Ltd. ADR	1,231	62,338
Fifth Third Bancorp	4,230	62,096
Boston Properties, Inc.	716	61,648
Host Hotels & Resorts, Inc.	3,449	61,634
Hartford Financial Services Group, Inc.	2,301	60,953
Invesco Ltd.	2,523	60,703
TD Ameritrade Holding Corp.	3,134	59,515
Annaly Capital Management, Inc.	3,310	59,315
HSBC Holdings plc ADR	1,153	58,849
Banco Santander Brasil S.A. ADR	4,320	58,752
M&T Bank Corp.	668	58,149
Principal Financial Group, Inc.	1,785	58,120
Toronto-Dominion Bank	772	57,367
HDFC Bank Ltd. ADR	340	56,817
Weyerhaeuser Co.	2,980	56,411
Discover Financial Services	3,035	56,239
UBS AG	3,411	56,179
CIT Group, Inc.*	1,185	55,814
Regions Financial Corp.	7,955	55,685
Royal Bank of Canada	1,058	55,397
Brookfield Properties Corp.	3,120	54,694
Manulife Financial Corp.	3,178	54,598
AvalonBay Communities, Inc.	484	54,474
Credit Suisse Group AG ADR	1,348	54,473
Banco Santander S.A. ADR	5,114	54,464
Deutsche Bank AG	1,034	53,820
China Life Insurance Company Ltd. ADR	878	53,707
IntercontinentalExchange, Inc.*	443	52,783
Lincoln National Corp.	1,894	52,672
New York Community Bancorp, Inc.	2,768	52,177
Ventas, Inc.	981	51,483
KeyCorp	5,759	50,967
ProLogis	3,511	50,699
NYSE Euronext	1,647	49,377
Unum Group	2,020	48,924
Kimco Realty Corp.	2,709	48,870
Comerica, Inc.	1,140	48,154
Health Care REIT, Inc.	998	47,545
XL Group plc — Class A	2,152	46,957
Leucadia National Corp.	1,599	46,659
Hudson City Bancorp, Inc.	3,622	46,144
Genworth Financial, Inc. — Class A*	3,425	45,005
CB Richard Ellis Group, Inc. — Class A*	2,173	44,503
Macerich Co.	938	44,433
Huntington Bancshares, Inc.	6,464	44,408
Moody’s Corp.	1,665	44,189
Plum Creek Timber Company, Inc.	1,172	43,891
PartnerRe Ltd.	545	43,791
SLM Corp.*	3,423	43,096
SL Green Realty Corp.	612	41,316
Legg Mason, Inc.	1,135	41,166
People’s United Financial, Inc.	2,932	41,077
AMB Property Corp.	1,284	40,716
Cincinnati Financial Corp.	1,282	40,627
Affiliated Managers Group, Inc.*	404	40,085
Digital Realty Trust, Inc.	771	39,737
Lazard Ltd. — Class A	1,005	39,687
Nationwide Health Properties, Inc.	1,076	39,145
Federal Realty Investment Trust	499	38,887
MSCI, Inc. — Class A*	990	38,570
Everest Re Group Ltd.	454	38,508

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 43

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
FINANCIAL SERVICES FUND

	Shares	Value

NASDAQ OMX Group, Inc.*	1,619	$38,386
Zions Bancorporation	1,577	38,211
Torchmark Corp.	638	38,114
Credicorp Ltd.	320	38,051
Jefferies Group, Inc.	1,426	37,974
Axis Capital Holdings Ltd.	1,033	37,064
UDR, Inc.	1,570	36,926
SEI Investments Co.	1,551	36,898
Arch Capital Group Ltd.*	415	36,541
Assurant, Inc.	947	36,478
Alexandria Real Estate Equities, Inc.	497	36,410
Rayonier, Inc.	690	36,239
Barclays plc ADR	2,182	36,047
Realty Income Corp.	1,030	35,226
W.R. Berkley Corp.	1,284	35,156
Marshall & Ilsley Corp.	5,020	34,738
Liberty Property Trust	1,083	34,569
Jones Lang LaSalle, Inc.	400	33,568

Total Financials		7,876,272

Total Common Stocks
(Cost $5,029,272)		7,876,272

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$49,256	49,256

Total Repurchase Agreement
(Cost $49,256)		49,256

Total Investments — 100.4%
(Cost $5,078,528)		$7,925,528

Liabilities, Less Cash & Other Assets — (0.4)%		(29,790)

Total Net Assets — 100.0%		$7,895,738

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4. ADR — American Depositary Receipt plc — Public Limited Company REIT — Real Estate Investment Trust

44 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

FINANCIAL SERVICES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$7,876,272
Repurchase agreements, at value	49,256

Total investments	7,925,528
Cash	277
Receivables:
Securities sold	217,461
Fund shares sold	9,942
Foreign taxes reclaim	1,168
Dividends	13,498

Total assets	8,167,874

Liabilities:
Payable for:
Fund shares redeemed	252,264
Management fees	5,565
Custodian fees	216
Transfer agent/maintenance fees	1,637
Investor service fees	1,637
Portfolio accounting fees	654
Other	10,163

Total liabilities	272,136

Net assets	$7,895,738

Net assets consist of:
Paid in capital	$14,813,918
Undistributed net investment income	9,374
Accumulated net realized loss on investments	(9,774,554)
Net unrealized appreciation on investments	2,847,000

Net assets	$7,895,738

Capital shares outstanding	519,844
Net asset value per share	$15.19

Investments, at cost	$5,029,272
Repurchase agreements, at cost	49,256

Total cost	$5,078,528
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $2,555)	$190,952
Interest	108

Total investment income	191,060

Expenses:
Management fees	93,973
Transfer agent and administrative fees	27,639
Investor service fees	27,639
Portfolio accounting fees	11,056
Trustees’ fees*	1,489
Miscellaneous	19,891

Total expenses	181,687

Net investment income	9,373

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,334,873

Net realized gain	1,334,873

Net change in unrealized appreciation (depreciation) on:
Investments	(1,424,557)

Net change in unrealized appreciation (depreciation)	(1,424,557)

Net realized and unrealized loss	(89,684)

Net decrease in net assets resulting from operations	$(80,311)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 45

FINANCIAL SERVICES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$9,373	$71,316
Net realized gain (loss) on investments	1,334,873	(402,332)
Net change in unrealized appreciation (depreciation) on investments	(1,424,557)	4,114,331

Net increase (decrease) in net assets resulting from operations	(80,311)	3,783,315

Distributions to shareholders from:
Net investment income	(72,499)	(254,482)

Total distributions to shareholders	(72,499)	(254,482)

Capital share transactions:
Proceeds from sale of shares	74,034,490	57,021,322
Distributions reinvested	72,499	254,482
Cost of shares redeemed	(83,221,418)	(51,948,558)

Net increase (decrease) from capital share transactions	(9,114,429)	5,327,246

Net increase (decrease) in net assets	(9,267,239)	8,856,079

Net assets:
Beginning of year	17,162,977	8,306,898

End of year	$7,895,738	$17,162,977

Undistributed net investment income at end of year	$9,374	$71,414

Capital share activity:
Shares sold	5,212,942	5,025,328
Shares issued from reinvestment of distributions	5,038	18,893
Shares redeemed	(5,974,984)	(4,495,513)

Net increase (decrease) in shares	(757,004)	548,708

46 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$13.44	$11.41	$21.96	$32.18	$29.10

Income (loss) from investment operations:
Net investment income[a]	.01	.06	.32	.28	.26
Net gain (loss) on investments (realized and unrealized)	1.91	2.19	(10.87)	(6.23)	4.59

Total from investment operations	1.92	2.25	(10.55)	(5.95)	4.85

Less distributions from:
Net investment income	(.17)	(.22)	—	(.66)	(.39)
Net realized gains	—	—	—	(3.61)	(1.38)

Total distributions	(.17)	(.22)	—	(4.27)	(1.77)

Net asset value, end of period	$15.19	$13.44	$11.41	$21.96	$32.18

Total Return[b]	14.36%	19.68%	(48.04%)	(18.80%)	16.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,896	$17,163	$8,307	$17,508	$50,190

Ratios to average net assets:
Net investment income	0.08%	0.54%	1.87%	0.90%	0.83%
Total expenses	1.64%	1.64%	1.61%	1.59%	1.59%

Portfolio turnover rate	617%	357%	422%	525%	330%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
HEALTH CARE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).
Inception: June 19, 2001
The health care sector did not stand out in 2010, despite attractive fundamentals, largely because it was beaten down prior to passage of the healthcare bill in March, even though the more damaging provisions to profitability will take effect well down the road. Investors in 2010 appeared to be more concerned over the strength of the drug pipeline and how regulations could impact the group. The large pharmaceutical industry is looking at a significant level of patent expirations, and investors are unsure where future growth will come from.
For the one-year period ended December 31, 2010, Health Care Fund returned 6.77%, compared with a 15.06% gain for the S&P 500® Index. The biggest positive contributors to Fund performance included Pharmaceuticals, which composed 34% of the portfolio. The Health Care Providers & Services segment was also a significant contributor to Fund return. All industries in the portfolio generated positive returns for the year, but Health Care Technology was the segment contributing least to Fund performance.
The year’s top performing holdings included Illumina, Inc., Genzyme Corp. and Valeant Pharmaceuticals International, Inc. Medtronic, Gilead Sciences, Inc. and Amylin Pharmaceuticals, Inc. were among the Fund’s weakest performers for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
June 19, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the rein vestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/19/01)

HEALTH CARE FUND	6.77%	2.19%	2.58%
S&P 500 INDEX	15.06%	2.29%	2.33%
S&P 500 HEALTH CARE INDEX	2.90%	1.87%	0.83%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Johnson & Johnson	4.0%
Pfizer, Inc.	3.7%
Merck & Company, Inc.	3.3%
Abbott Laboratories	2.7%
Alcon, Inc.	2.2%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
Amgen, Inc.	2.2%
Bristol-Myers Squib b Co.	2.1%
UnitedHealth Group, Inc.	2.0%
Eli Lilly & Co.	2.0%

Top Ten Total	26.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
48 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

HEALTH CARE - 99.3%
Johnson & Johnson	7,382	$456,577
Pfizer, Inc.	23,961	419,557
Merck & Company, Inc.	10,234	368,833
Abbott Laboratories	6,308	302,216
Alcon, Inc.	1,529	249,839
Teva Pharmaceutical Industries Ltd. ADR	4,782	249,286
Amgen, Inc.*	4,516	247,928
Bristol-Myers Squibb Co.	8,957	237,181
UnitedHealth Group, Inc.	6,224	224,749
Eli Lilly & Co.	6,412	224,677
Medtronic, Inc.	5,987	222,058
Baxter International, Inc.	3,782	191,445
Gilead Sciences, Inc.*	5,212	188,883
Express Scripts, Inc. — Class A*	3,426	185,175
Celgene Corp.*	3,128	184,990
Medco Health Solutions, Inc.*	2,926	179,276
WellPoint, Inc.*	2,946	167,510
Covidien plc	3,661	167,161
Thermo Fisher Scientific, Inc.*	2,978	164,862
Stryker Corp.	3,002	161,207
Allergan, Inc.	2,319	159,246
Becton Dickinson and Co.	1,852	156,531
Genzyme Corp.*	2,151	153,151
McKesson Corp.	2,125	149,558
Biogen Idec, Inc.*	2,079	139,397
St. Jude Medical, Inc.*	3,169	135,475
Agilent Technologies, Inc.*	3,250	134,648
Cardinal Health, Inc.	3,353	128,453
Novartis AG ADR	2,115	124,679
Aetna, Inc.	4,047	123,474
Boston Scientific Corp.*	15,230	115,291
Zimmer Holdings, Inc.*	2,122	113,909
Life Technologies Corp.*	2,050	113,775
CIGNA Corp.	3,019	110,677
AmerisourceBergen Corp. — Class A	3,200	109,184
Intuitive Surgical, Inc.*	419	107,997
Humana, Inc.*	1,954	106,962
Mylan, Inc.*	5,041	106,516
Quest Diagnostics, Inc.	1,959	105,727
Laboratory Corporation of America Holdings*	1,201	105,592
Hospira, Inc.*	1,896	105,588
Forest Laboratories, Inc.*	3,287	105,118
Edwards Lifesciences Corp.*	1,291	104,364
CR Bard, Inc.	1,108	101,681
Varian Medical Systems, Inc.*	1,447	100,248
Illumina, Inc.*	1,540	97,544
Cerner Corp.*	1,028	97,393
Alexion Pharmaceuticals, Inc.*	1,173	94,485
Vertex Pharmaceuticals, Inc.*	2,651	92,865
Waters Corp.*	1,182	91,853
DaVita, Inc.*	1,320	91,727
Watson Pharmaceuticals, Inc.*	1,775	91,679
CareFusion Corp.*	3,330	85,581
GlaxoSmithKline plc ADR	2,165	84,911
Warner Chilcott plc — Class A	3,749	84,577
Perrigo Co.	1,326	83,976
Henry Schein, Inc.*	1,360	83,490
Beckman Coulter, Inc.	1,070	80,496
ResMed, Inc.*	2,308	79,949
Valeant Pharmaceuticals International, Inc.	2,790	78,929
Hologic, Inc.*	4,150	78,103
AstraZeneca plc ADR	1,680	77,599
DENTSPLY International, Inc.	2,262	77,293
Mettler-Toledo International, Inc.*	510	77,117
Dendreon Corp.*	2,198	76,754
QIAGEN N.V.*	3,855	75,365
Sanofi-Aventis S.A. ADR	2,314	74,580
Cephalon, Inc.*	1,207	74,496
Human Genome Sciences, Inc.*	3,118	74,489
Endo Pharmaceuticals Holdings, Inc.*	2,015	71,956
Universal Health Services, Inc. — Class B	1,616	70,167
Coventry Health Care, Inc.*	2,640	69,696
IDEXX Laboratories, Inc.*	997	69,012
Patterson Companies, Inc.	2,214	67,815
United Therapeutics Corp.*	1,056	66,760
Community Health Systems, Inc.*	1,775	66,332
Allscripts Healthcare Solutions, Inc.*	3,435	66,193
King Pharmaceuticals, Inc.*	4,706	66,119
Covance, Inc.*	1,249	64,211
Tenet Healthcare Corp.*	9,410	62,953
Mednax, Inc.*	935	62,916
Omnicare, Inc.	2,468	62,663
PerkinElmer, Inc.	2,366	61,090
Gen-Probe, Inc.*	1,010	58,934
Salix Pharmaceuticals Ltd.*	1,230	57,761
Health Net, Inc.*	2,115	57,718
Regeneron Pharmaceuticals, Inc.*	1,740	57,124
BioMarin Pharmaceutical, Inc.*	2,120	57,092
Lincare Holdings, Inc.	2,123	56,960
Cooper Companies, Inc.	1,000	56,340
Hill -Rom Holdings, Inc.	1,360	53,543
Pharmaceutical Product Development, Inc.	1,951	52,950

Total Health Care		11,252,207

Total Common Stocks
(Cost $7,390,878)		11,252,207

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
HEALTH CARE FUND

	FACE
	AMOUNT	VALUE

REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$76,201	$76,201

Total Repurchase Agreement
(Cost $76,201)		76,201

Total Investments - 100.0%
(Cost $7,467,079)		$11,328,408

Liabilities, Less Cash & Other Assets - 0.0%		(24)

Total Net Assets - 100.0%		$11,328,384

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4. ADR — American Depositary Receipt plc — Public Limited Company

50 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

HEALTH CARE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$11,252,207
Repurchase agreements, at value	76,201

Total investments	11,328,408
Receivables:
Fund shares sold	388,675
Dividends	8,981

Total assets	11,726,064

Liabilities:
Payable for:
Securities purchased	362,064
Management fees	8,638
Custodian fees	335
Transfer agent/maintenance fees	2,541
Investor service fees	2,541
Portfolio accounting fees	1,016
Other	20,545

Total liabilities	397,680

Net assets	$11,328,384

Net assets consist of:
Paid in capital	$16,793,628
Accumulated net investment loss	—
Accumulated net realized loss on investments	(9,326,573)
Net unrealized appreciation on investments	3,861,329

Net assets	$11,328,384

Capital shares outstanding	402,286
Net asset value per share	$28.16

Investments, at cost	$7,390,878
Repurchase agreements, at cost	76,201

Total cost	$7,467,079
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $1,654)	$284,609
Interest	150

Total investment income	284,759

EXPENSES:
Management fees	162,740
Transfer agent and administrative fees	47,865
Investor service fees	47,865
Portfolio accounting fees	19,146
Trustees’ fees*	2,450
Miscellaneous	34,247

Total expenses	314,313

Net investment loss	(29,554)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,801,248

Net realized gain	2,801,248

Net change in unrealized appreciation (depreciation) on:
Investments	(2,390,384)

Net change in unrealized appreciation (depreciation)	(2,390,384)

Net realized and unrealized gain	410,864

Net increase in net assets resulting from operations	$381,310

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 51

HEALTH CARE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(29,554)	$41,798
Net realized gain (loss) on investments	2,801,248	(899,015)
Net change in unrealized appreciation (depreciation) on investments	(2,390,384)	4,337,116

Net increase in net assets resulting from operations	381,310	3,479,899

Distributions to shareholders from:
Net investment income	(41,798)	—

Total distributions to shareholders	(41,798)	—

Capital share transactions:
Proceeds from sale of shares	92,694,576	72,742,133
Distributions reinvested	41,798	—
Cost of shares redeemed	(108,643,765)	(85,103,361)

Net decrease from capital share transactions	(15,907,391)	(12,361,228)

Net decrease in net assets	(15,567,879)	(8,881,329)

Net assets:
Beginning of year	26,896,263	35,777,592

End of year	$11,328,384	$26,896,263

Accumulated/(Undistributed) net investment income/(loss) at end of year	$—	$41,798

Capital share activity:
Shares sold	3,454,463	3,234,301
Shares issued from reinvestment of distributions	1,534	—
Shares redeemed	(4,070,687)	(3,903,309)

Net decrease in shares	(614,690)	(669,008)

52 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

HEALTH CARE FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$26.45	$21.22	$29.61	$28.41	$28.17

Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.04	— [c]	(.01)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.83	5.19	(7.40)	1.73	1.59

Total from investment operations	1.79	5.23	(7.40)	1.72	1.44

Less distributions from:
Net investment income	(.08)	—	—	—	—
Net realized gains	—	—	(.99)	(.52)	(1.20)

Total distributions	(.08)	—	(.99)	(.52)	(1.20)

Net asset value, end of period	$28.16	$26.45	$21.22	$29.61	$28.41

Total Return[c]	6.77%	24.65%	(24.86%)	6.02%	5.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,328	$26,896	$35,778	$37,521	$40,825

Ratios to average net assets:
Net investment income (loss)	(0.15%)	0.17%	(0.01%)	(0.02%)	(0.52%)
Total expenses	1.64%	1.67%	1.62%	1.59%	1.59%

Portfolio turnover rate	455%	301%	266%	424%	251%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Net investment income is less than $0.01 per share.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
INTERNET FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).
Inception: May 24, 2001
Internet companies benefited from improving economic conditions, retail spending and more confident consumers. The industry continues to build on new trends, such as cloud computing, which can help address the explosion of data-heavy media being transferred across the web. The industry is also full of innovation, including the use of technology to solve everyday problems that creates markets quickly, like online dining reservations or locally focused advertising.
For the one-year period ended December 31, 2010, Internet Fund returned 20.77%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, Internet Software and Services, Internet & Catalog Retail and Software were the biggest positive contributors to Fund performance. All industries had positive contributions to performance, but among the weaker industries were the Capital Markets, Computer Peripherals and Media segments.
Baidu, Inc. (ADS), Netflix, Inc. and Priceline.com, Inc. were among the stocks which added the most to Fund performance for the year, while Cisco Systems, Inc., Google, Inc. (Class A) and Research in Motion Ltd. were among the stocks which added the least to Fund performance for the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 24, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/24/01)

INTERNET FUND	20.77%	5.98%	-1.12%
S&P 500 INDEX	15.06%	2.29%	1.64%
S&P 500 INFORMATION TECHNOLOGY INDEX	10.22%	5.02%	-0.12%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Google, Inc. — Class A	9.2%
Cisco Systems, Inc.	7.2%
QUALCOMM, Inc.	6.0%
Amazon.com, Inc.	5.9%
Time Warner, Inc.	4.1%
eBay, Inc.	3.9%
Baidu, Inc. ADR	3.8%
Research In Motion Ltd.	3.7%
Broadcom Corp. — Class A	3.2%
Yahoo!, Inc.	3.2%

Top Ten Total	50.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

54 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INFORMATION TECHNOLOGY - 78.6%
Google, Inc. — Class A*	2,602	$1,545,510
Cisco Systems, Inc.*	59,935	1,212,485
QUALCOMM, Inc.	20,455	1,012,318
eBay, Inc.*	23,707	659,766
Baidu, Inc. ADR*	6,672	644,048
Research In Motion Ltd.*	10,636	618,271
Broadcom Corp. — Class A	12,219	532,137
Yahoo!, Inc.*	31,885	530,248
Juniper Networks, Inc.*	13,408	495,023
Intuit, Inc.*	8,898	438,671
Symantec Corp.*	24,390	408,289
F5 Networks, Inc.*	2,741	356,769
Check Point Software Technologies Ltd.*	7,570	350,188
Red Hat, Inc.*	7,096	323,932
BMC Software, Inc.*	6,850	322,909
Akamai Technologies, Inc.*	6,829	321,305
McAfee, Inc.*	6,540	302,867
VeriSign, Inc.	8,003	261,458
Sina Corp.*	3,350	230,547
Rackspace Hosting, Inc.*	7,222	226,843
Equinix, Inc.*	2,652	215,502
TIBCO Software, Inc. *	9,990	196,903
Monster Worldwide, Inc.*	8,245	194,829
MercadoLibre, Inc.*	2,880	191,952
IAC/InterActiveCorp. *	6,259	179,633
Sohu.com, Inc.*	2,740	173,963
VistaPrint N.V.*	3,593	165,278
Ciena Corp.*	7,410	155,981
OpenTable, Inc.*	2,040	143,779
GSI Commerce, Inc.*	6,057	140,522
Digital River, Inc.*	3,877	133,446
ValueClick, Inc.*	8,032	128,753
AOL, Inc.*	5,055	119,854
Earthlink, Inc.	10,608	91,229
WebMD Health Corp. — Class A*	1,749	89,304
Art Technology Group, Inc.*	13,100	78,338

Total Information Technology		13,192,850

CONSUMER DISCRETIONARY - 17.2%
Amazon.com, Inc.*	5,510	991,800
Time Warner, Inc.	21,089	678,433
Priceline.com, Inc.*	1,220	487,451
NetFlix, Inc.*	1,924	338,047
Expedia, Inc.	11,402	286,076
Blue Nile, Inc.*	1,727	98,543

Total Consumer Discretionary		2,880,350

TELECOMMUNICATION SERVICES - 2.4%
Qwest Communications International, Inc.	53,460	406,830

FINANCIALS - 1.3%
E*Trade Financial Corp.*	13,430	214,880

Total Common Stocks
(Cost $11,084,744)		16,694,910

	Face
	AMOUNT
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$103,747	103,747

Total Repurchase Agreement
(Cost $103,747)		103,747

Total Investments - 100.1%
(Cost $11,188,491)		$16,798,657

Liabilities, Less Cash & Other Assets - (0.1)%		(12,924)

Total Net Assets - 100.0%		$16,785,733

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 in puts — See Note 5.

[1]	Repurchase Agreement — See Note 4. ADR — American Depositary Receipt

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 55

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$16,694,910
Repurchase agreements, at value	103,747

Total investments	16,798,657
Receivables:
Securities sold	299,953

Total assets	17,098,610

Liabilities:
Payable for:
Fund shares redeemed	279,515
Management fees	13,243
Custodian fees	514
Transfer agent/maintenance fees	3,895
Investor service fees	3,895
Portfolio accounting fees	1,558
Other	10,257

Total liabilities	312,877

Net Assets	$16,785,733

Net assets consist of:
Paid in capital	$13,350,503
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,174,936)
Net unrealized appreciation on investments	5,610,166

Net assets	$16,785,733

Capital shares outstanding	851,695
Net asset value per share	$19.71

Investments, at cost	$11,084,744
Repurchase agreements, at cost	103,747

Total cost	$11,188,491
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$75,541
Interest	168

Total investment income	75,709

Expenses:
Management fees	126,734
Transfer agent and administrative fees	37,275
Investor service fees	37,275
Portfolio accounting fees	14,910
Trustees’ fees*	2,038
Miscellaneous	28,582

Total expenses	246,814

Net investment loss	(171,105)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,259,443

Net realized gain	4,259,443

Net change in unrealized appreciation (depreciation) on:
Investments	(2,874,173)

Net change in unrealized appreciation (depreciation)	(2,874,173)

Net realized and unrealized gain	1,385,270

Net increase in net assets resulting from operations	$1,214,165

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From operations:
Net investment loss	$(171,105)	$(239,177)
Net realized gain on investments	4,259,443	1,096,400
Net change in unrealized appreciation (depreciation) on investments	(2,874,173)	7,844,290

Net increase in net assets resulting from operations	1,214,165	8,701,513

DISTRIBUTIONS TO SHAREHOLDERS	—	—

Capital share transactions:
Proceeds from sale of shares	59,419,024	73,227,493
Cost of shares redeemed	(74,207,349)	(53,973,824)

Net increase (decrease) from capital share transactions	(14,788,325)	19,253,669

Net increase (decrease) in net assets	(13,574,160)	27,955,182

Net assets:
Beginning of year	30,359,893	2,404,711

End of year	$16,785,733	$30,359,893

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	3,439,213	5,616,975
Shares redeemed	(4,448,309)	(4,000,662)

Net increase (decrease) in shares	(1,009,096)	1,616,313

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 57

INTERNET FUND

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$16.32	$9.84	$17.85	$16.17	$14.74

Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.19)	(.16)	(.05)	(.21)
Net gain (loss) on investments (realized and unrealized)	3.58	6.67	(7.85)	1.73	1.64

Total from investment operations	3.39	6.48	(8.01)	1.68	1.43

Net asset value, end of period	$19.71	$16.32	$9.84	$17.85	$16.17

Total Return[b]	20.77%	65.85%	(44.87%)	10.39%	9.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,786	$30,360	$2,405	$24,937	$9,381

Ratios to average net assets:
Net investment loss	(1.15%)	(1.36%)	(1.07%)	(0.29%)	(1.33%)
Total expenses	1.66%	1.64%	1.60%	1.54%	1.58%

Portfolio turnover rate	401%	274%	341%	432%	420%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

58 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
LEISURE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure Companies”).
Inception: May 22, 2001
Profits of consumer discretionary companies were strong during 2010, as consumer spending rebounded along with the overall economy. The Fund is composed largely of media companies and hotels and restaurants, and both benefited from a slightly better outlook for employment toward year end that gave consumers a little more confidence in their ability to spend.
For the one-year period ended December 31, 2010, Leisure Fund returned 30.34%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, the Hotels, Restaurants & Leisure segment, which made up 41% of the portfolio, contributed about half of the Fund’s return for the year, while media holdings was the next-largest contributor. Software and Automobiles, which together composed less than 6% of the portfolio, were the weakest segments. All segments were positive for the year.
Among the stocks that contributed the most to the Fund’s annual performance were Las Vegas Sands Corp., Carnival Corp. and Time Warner Cable, Inc. Eastman Kodak Co., DreamWorks Animation SKG, Inc. (Class A) and New York Times Co. (Class A) were among the Fund’s weakest holdings for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 22, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/22/01)

LEISURE FUND	30.34%	1.77%	0.71%
S&P 500 INDEX	15.06%	2.29%	1.51%
S&P 500 CONSUMER DISCRETIONARY INDEX	27.84%	4.35%	1.97%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

McDonald’s Corp.	4.7%
Walt Disney Co.	4.4%
Comcast Corp. — Class A	4.0%
Carnival Corp.	3.3%
News Corp. — Class A	3.3%
Time Warner, Inc.	3.1%
DIRECTV — Class A	3.0%
Las Vegas Sands Corp.	2.9%
Viacom, Inc. — Class B	2.6%
Time Warner Cable, Inc. — Class A	2.5%

Top Ten Total	33.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 59

SCHEDULE OF INVESTMENTS	December 31, 2010
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

CONSUMER DISCRETIONARY - 95.7%
McDonald’s Corp.	7,927	$608,477
Walt Disney Co.	15,261	572,440
Comcast Corp. — Class A	23,759	521,985
Carnival Corp.	9,282	427,993
News Corp. — Class A	29,368	427,598
Time Warner, Inc.	12,634	406,436
DIRECTV — Class A*	9,741	388,958
Las Vegas Sands Corp.*	8,033	369,116
Viacom, Inc. — Class B	8,526	337,715
Time Warner Cable, Inc. — Class A	4,987	329,292
Starbucks Corp.	10,096	324,384
Yum! Brands, Inc.	6,559	321,719
Discovery Communications, Inc. — Class A*	6,576	274,219
Marriott International, Inc. — Class A	6,216	258,213
CBS Corp. — Class B	12,760	243,078
Wynn Resorts Ltd.	2,308	239,663
Starwood Hotels & Resorts Worldwide, Inc.	3,764	228,776
McGraw-Hill Companies, Inc.	6,223	226,579
Royal Caribbean Cruises Ltd.*	4,724	222,028
Cablevision Systems Corp. — Class A	6,310	213,530
Virgin Media, Inc.	7,498	204,246
Mattel, Inc.	7,988	203,135
DISH Network Corp. — Class A*	10,275	202,006
Liberty Global, Inc. — Class A*	5,511	194,979
Harley-Davidson, Inc.	5,575	193,285
MGM Resorts International*	12,284	182,417
Hasbro, Inc.	3,556	167,772
Chipotle Mexican Grill, Inc. — Class A*	775	164,811
Darden Restaurants, Inc.	3,536	164,212
Ctrip.com International Ltd. ADR*	4,010	162,204
Liberty Media Corp.— Capital*	2,572	160,904
International Game Technology	8,814	155,920
Wyndham Worldwide Corp.	5,101	152,826
Scripps Networks Interactive, Inc. — Class A	2,944	152,352
Grupo Televisa S.A. ADR*	5,432	140,852
Washington Post Co. — Class B	294	129,213
Melco Crown Entertainment Ltd. — Class Participation Certificate ADR*	20,200	128,472
Gannett Company, Inc.	8,430	127,209
Liberty Media Corp. — Starz*	1,872	124,451
Panera Bread Co. — Class A*	1,146	115,987
Penn National Gaming, Inc.*	3,222	113,253
WMS Industries, Inc.*	2,434	110,114
Polaris Industries, Inc.	1,402	109,384
DreamWorks Animation SKG, Inc. — Class A*	3,637	107,182
Bally Technologies, Inc.*	2,410	101,678
Madison Square Garden, Inc. — Class A*	3,780	97,448
Cinemark Holdings, Inc.	5,433	93,665
Live Nation Entertainment, Inc.*	8,192	93,553
Brinker International, Inc.	4,474	93,417
Vail Resorts, Inc.*	1,766	91,903
Cheesecake Factory, Inc.*	2,908	89,159
Gaylord Entertainment Co.*	2,452	88,125
Life Time Fitness, Inc.*	2,147	88,006
Regal Entertainment Group — Class A	7,469	87,686
Brunswick Corp.	4,614	86,466
Valassis Communications, Inc.*	2,637	85,307
Orient-Express Hotels Ltd. — Class A*	6,500	84,435
Meredith Corp.	2,405	83,333
New York Times Co. — Class A*	8,196	80,321
Eastman Kodak Co.*	14,550	77,988
Texas Roadhouse, Inc. — Class A*	4,480	76,922
Cracker Barrel Old Country Store, Inc.	1,358	74,378
Jack in the Box, Inc.*	3,364	71,081
PF Chang’s China Bistro, Inc.	1,445	70,025
Bob Evans Farms, Inc.	2,010	66,250

Total Consumer Discretionary		12,390,531

INFORMATION TECHNOLOGY - 3.8%
Activision Blizzard, Inc.	21,185	263,542
Electronic Arts, Inc.*	9,785	160,278
Take-Two Interactive Software, Inc.*	5,480	67,075

Total Information Technology		490,895

Total Common Stocks (Cost $9,116,751)		12,881,426

WARRANT†† - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12	311	96

Total Warrant (Cost $—)		96

60 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
LEISURE FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$70,474	$70,474

Total Repurchase Agreement (Cost $70,474)		70,474

Total Investments - 100.1% (Cost $9,187,225)		$12,951,996

Liabilities, Less Cash & Other Assets - (0.1)%		(10,378)

Total Net Assets - 100.0%		$12,941,618

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depositary Receipt

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 61

LEISURE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$12,881,522
Repurchase agreements, at value	70,474

Total investments	12,951,996
Receivables:
Fund shares sold	578,711
Dividends	9,023

Total assets	13,539,730

Liabilities:
Payable for:
Securities purchased	572,694
Fund shares redeemed	1,415
Management fees	9,761
Custodian fees	396
Transfer agent/maintenance fees	2,871
Investor service fees	2,871
Portfolio accounting fees	1,148
Other	6,956

Total liabilities	598,112

Net assets	$12,941,618

Net assets consist of:
Paid in capital	$13,126,739
Accumulated net investment loss	—
Accumulated net realized loss on investments	(3,949,892)
Net unrealized appreciation on investments	3,764,771

Net assets	$12,941,618

Capital shares outstanding	238,536
Net asset value per share	$54.25

Investments, at cost	$9,116,751
Repurchase agreements, at cost	70,474

Total cost	$9,187,225
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $645)	$179,697
Interest	113

Total investment income	179,810

Expenses:
Management fees	113,298
Transfer agent and administrative fees	33,323
Investor service fees	33,323
Portfolio accounting fees	13,329
Trustees’ fees*	1,572
Printing fees	11,865
Miscellaneous	13,685

Total expenses	220,395

Net investment loss	(40,585)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,009,911)

Net realized loss	(1,009,911)

Net change in unrealized appreciation (depreciation) on:
Investments	1,621,887

Net change in unrealized appreciation (depreciation)	1,621,887

Net realized and unrealized gain	611,976

Net increase in net assets resulting from operations	$571,391

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

LEISURE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(40,585)	$10,939
Net realized gain (loss) on investments	(1,009,911)	112,210
Net change in unrealized appreciation (depreciation) on investments	1,621,887	2,209,194

Net increase in net assets resulting from operations	571,391	2,332,343

Distributions to shareholders from:
Net investment income	(10,939)	—

Total distributions to shareholders	(10,939)	—

Capital share transactions:
Proceeds from sale of shares	69,465,152	23,593,142
Distributions reinvested	10,939	—
Cost of shares redeemed	(68,816,762)	(15,805,061)

Net increase from capital share transactions	659,329	7,788,081

Net increase in net assets	1,219,781	10,120,424

Net assets:
Beginning of year	11,721,837	1,601,413

End of year	$12,941,618	$11,721,837

Accumulated/(Undistributed) net investment income/(loss) at end of year	$—	$10,939

Capital share activity:
Shares sold	1,466,653	679,704
Shares issued from reinvestment of distributions	209	—
Shares redeemed	(1,509,693)	(450,891)

Net increase (decrease) in shares	(42,831)	228,813

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 63

LEISURE FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008 [c]	2007 [c]	2006 [c]

Per Share Data
Net asset value, beginning of period	$41.66	$30.47	$636.60	$785.70	$658.80

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	.06	(1.07)	(1.20)	(.60)
Net gain (loss) on investments (realized and unrealized)	12.78	11.13	(347.66)	(15.30)	155.10

Total from investment operations	12.64	11.19	(348.73)	(16.50)	154.50

Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gains	—	—	(257.40)	(132.60)	(27.60)

Total distributions	(.05)	—	(257.40)	(132.60)	(27.60)

Net asset value, end of period	$54.25	$41.66	$30.47	$636.60	$785.70

Total Return[b]	30.34%	36.72%	(49.09%)	(2.54%)	23.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,942	$11,722	$1,601	$15,311	$37,699

Ratios to average net assets:
Net investment income (loss)	(0.30%)	0.17%	(0.26%)	(0.14%)	(0.07%)
Total expenses	1.65%	1.64%	1.61%	1.59%	1.60%

Portfolio turnover rate	468%	316%	255%	171%	221%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Per share amounts for the period December 31, 2005 — December 7, 2008 have been restated to reflect a 1:30 reverse share split effective December 8, 2008.

64 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
PRECIOUS METALS FUND
OBJECTIVE: To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).
Inception: May 29, 1997
The precious metals market and commodities generally moved up strongly in 2010, in conjunction with the improving global economy and demand from China and other fast-growing nations. Concern about economic instability in the West and the potential for inflation in China also drove demand from hedge funds and institutional investors. Participation among individual investors also benefited this group, as they snapped up ETFs and futures contracts in seeking a perceived safe haven. Gold finished the year at $1421 an ounce, up almost 30%, and rising for its tenth straight year. Those attracted to palladium, used heavily in the car parts market, did even better, as that metal rose 97% for the year. The silver market—much smaller than the gold market and thus more sensitive to investor inflows—also grew strongly, with the price of an ounce of silver rising 84%.
For the one-year period ended December 31, 2010, Precious Metals Fund returned 38.08%, compared with the 15.06% increase in the S&P 500® Index. The Metals & Mining holdings that account for most of the portfolio advanced about 40% for the year.
Freeport-McMoRan Copper & Gold, Inc., Silver Wheaton Corp. and Newmont Mining Corp. were among the stocks which added the most to Fund performance during the year. Jaguar Mining, Inc., Gammon Gold, Inc. and Seabridge Gold, Inc. were among the stocks which contributed the least to Fund performance.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
December 31, 2000 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

	ONE	FIVE	TEN
	YEAR	YEAR	YEAR
PRECIOUS METALS FUND	38.08%	12.94%	16.02%
S&P 500 INDEX	15.06%	2.29%	1.41%
S&P 500 MATERIALS INDEX	22.34%	7.56%	8.71%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Freeport-McMoRan Copper & Gold, Inc. — Class B	11.7%
Barrick Gold Corp.	7.2%
Newmont Mining Co.	6.9%
Silver Wheaton Corp.	6.1%
Goldcorp, Inc.	5.8%
Agnico-Eagle Mines Ltd.	4.3%
Kinross Gold Corp.	3.9%
Yamana Gold, Inc.	3.7%
Hecla Mining Co.	3.6%
Eldorado Gold Corp.	3.3%

Top Ten Total	56.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 65

SCHEDULE OF INVESTMENTS	December 31, 2010
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

MATERIALS - 99.6%
Freeport-McMoRan Copper & Gold, Inc. — Class B	114,419	$13,740,578
Barrick Gold Corp.	159,274	8,470,191
Newmont Mining Co.	132,708	8,152,252
Silver Wheaton Corp.*	182,265	7,115,626
Goldcorp, Inc.	148,109	6,810,052
Agnico-Eagle Mines Ltd.	66,383	5,091,576
Kinross Gold Corp.	242,824	4,603,943
Yamana Gold, Inc.	335,371	4,292,749
Hecla Mining Co.*	371,802	4,186,490
Eldorado Gold Corp.	206,823	3,840,703
AngloGold Ashanti Ltd. ADR	77,613	3,820,888
Southern Copper Co.	77,994	3,801,428
Gold Fields Ltd. ADR	179,238	3,249,585
Randgold Resources Ltd. ADR	38,847	3,198,273
Novagold Resources, Inc.*	220,485	3,146,321
Stillwater Mining Co.*	142,349	3,039,151
Pan American Silver Corp.	71,764	2,957,394
Coeur d’Alene Mines Corp.*	106,690	2,914,771
Cia de Minas Buenaventura S.A. ADR	55,903	2,737,011
Titanium Metals Corp.*	152,320	2,616,858
IAMGOLD Corp.	142,532	2,537,070
Silver Standard Resources, Inc.*	81,944	2,312,460
Silvercorp Metals, Inc.	156,609	2,009,293
Royal Gold, Inc.	34,693	1,895,279
Harmony Gold Mining Company Ltd. ADR	123,746	1,551,775
Allied Nevada Gold Corp.*	50,184	1,320,341
Gammon Gold, Inc.*	142,533	1,167,345
Rare Element Resources Ltd.*	60,900	978,054
US Gold Corp.*	118,320	954,842
Fronteer Gold, Inc.*	79,100	927,843
New Gold, Inc.*	94,850	925,736
Seabridge Gold, Inc.*	26,670	818,236
Jaguar Mining, Inc.*	113,018	805,818
Golden Star Resources Ltd.*	118,060	541,895
North American Palladium Ltd.*	68,300	474,002

Total Materials		117,005,829

Total Common Stocks (Cost $54,725,120)		117,005,829

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$608,576	$608,576

Total Repurchase Agreement (Cost $608,576)		608,576

Total Investments — 100.1% (Cost $55,333,696)		$117,614,405

Liabilities, Less Cash & Other Assets — (0.1)%		(115,628)

Total Net Assets — 100.0%		$117,498,777

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depositary Receipt

66 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PRECIOUS METALS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$117,005,829
Repurchase agreements, at value	608,576

Total investments	117,614,405
Receivables:
Fund shares sold	2,177,307
Dividends	25,912
Interest	10

Total assets	119,817,634

Liabilities:
Payable for:
Securities purchased	1,546,141
Fund shares redeemed	563,747
Management fees	72,345
Custodian fees	3,232
Transfer agent/maintenance fees	24,115
Investor service fees	24,115
Portfolio accounting fees	9,646
Other	75,516

Total liabilities	2,318,857

Net assets	$117,498,777

Net assets consist of:
Paid in capital	$70,811,482
Accumulated net investment loss	(430,852)
Accumulated net realized loss on investments	(15,162,562)
Net unrealized appreciation on investments	62,280,709

Net assets	$117,498,777

Capital shares outstanding	6,171,630
Net asset value per share	$19.04

Investments, at cost	$54,725,120
Repurchase agreements, at cost	608,576

Total cost	$55,333,696
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $24,566)	$746,920
Interest	833

Total investment income	747,753

Expenses:
Management fees	624,743
Transfer agent and administrative fees	208,248
Investor service fees	208,248
Portfolio accounting fees	83,298
Trustees’ fees*	9,572
Audit & outside service fees	94,358
Printing fees	76,059
Miscellaneous	(3,935)

Total expenses	1,300,591

Net investment loss	(552,838)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,270,819
Foreign currency	100

Net realized gain	5,270,919

Net change in unrealized appreciation (depreciation) on:
Investments	22,955,313
Foreign currency	8

Net change in unrealized appreciation (depreciation)	22,955,321

Net realized and unrealized gain	28,226,240

Net increase in net assets resulting from operations	$27,673,402

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 67

PRECIOUS METALS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(552,838)	$(825,584)
Net realized gain on investments	5,270,919	4,436,285
Net change in unrealized appreciation on investments	22,955,321	18,143,545

Net increase in net assets resulting from operations	27,673,402	21,754,246

Distributions to Shareholders from:
Net investment income	(4,015)	—

Total distributions to shareholders	(4,015)	—

Capital share transactions:
Proceeds from sale of shares	240,075,819	207,682,362
Distributions reinvested	4,015	—
Cost of shares redeemed	(236,527,238)	(204,185,090)

Net increase from capital share transactions	3,552,596	3,497,272

Net increase in net assets	31,221,983	25,251,518

Net assets:
Beginning of year	86,276,794	61,025,276

End of year	$117,498,777	$86,276,794

Accumulated/(Undistributed) net investment income/(loss) at end of year	$(430,852)	$4,015

Capital share activity:
Shares sold	15,772,167	17,955,101
Shares issued from reinvestment of distributions	228	—
Shares redeemed	(15,859,244)	(18,302,594)

Net decrease in shares	(86,849)	(347,493)

68 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$13.79	$9.24	$15.04	$12.58	$10.36

Income (loss) from investment operations:
Net investment loss[a]	(.10)	(.13)	(.09)	(.10)	(.03)
Net gain (loss) on investments (realized and unrealized)	5.35	4.68	(5.71)	2.56	2.25

Total from investment operations	5.25	4.55	(5.80)	2.46	2.22

Less distributions from:
Net investment income	— [c]	—	—	—	—

Net asset value, end of period	$19.04	$13.79	$9.24	$15.04	$12.58

Total Return[b]	38.08%	49.24%	(38.56%)	19.55%	21.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,499	$86,277	$61,025	$91,613	$62,910

Ratios to average net assets:
Net investment loss	(0.66%)	(1.14%)	(0.66%)	(0.71%)	(0.26%)
Total expenses	1.56%	1.55%	1.50%	1.45%	1.49%

Portfolio turnover rate	234%	253%	228%	268%	228%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Less than $0.01 per share.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
RETAILING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers (“Retailing Companies”).
Inception: July 23, 2001
Late-year reports indicating strong holiday sales boosted the shares of many retailers, but the sector is also facing the impact of recent spikes in commodity prices and a beleaguered consumer market dealing with continued high unemployment and low levels of confidence. Higher-growth industries, including Internet & Catalog Retail, posted the strongest gains for the year, while lower-growth, lower-risk industries, including Distributors and Food & Staples Retailing, made low contributions to return.
For the one-year period ended December 31, 2010, Retailing Fund returned 25.14%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, heavily weighted Specialty Retail contributed about half of the Fund performance. Internet Catalog & Retail and Multiline Retail contributed most of the remainder of the Fund’s total return.
Fund performance for the year benefited most from Priceline.com, Inc., Netflix, Inc. and Amazon.com, Inc. Best Buy Co., Inc., Nutrisystems, Inc. and Sears Holdings Corp. were among the Fund’s weakest performing stocks for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
July 23, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/23/01)

RETAILING FUND	25.14%	3.09%	4.13%
S&P 500 INDEX	15.06%	2.29%	2.54%
S&P 500 CONSUMER DISCRETIONARY INDEX	27.84%	4.35%	2.98%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Wal-Mart Stores, Inc.	7.0%
Amazon.com, Inc.	4.4%
Home Depot, Inc.	3.8%
CVS Caremark Corp.	3.5%
Target Corp.	3.3%
Walgreen Co.	3.1%
Lowe’s Companies, Inc.	2.9%
Costco Wholesale Corp.	2.8%
Priceline.com, Inc.	2.2%
TJX Companies, Inc.	2.1%

Top Ten Total	35.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
70 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.6%

CONSUMER DISCRETIONARY - 82.4%
Amazon.com, Inc.*	2,328	$419,040
Home Depot, Inc.	10,284	360,557
Target Corp.	5,245	315,382
Lowe’s Companies, Inc.	11,024	276,482
Priceline.com, Inc.*	518	206,967
TJX Companies, Inc.	4,513	200,332
Staples, Inc.	8,546	194,592
Kohl’s Corp.*	3,488	189,538
The Gap, Inc.	8,161	180,685
Best Buy Company, Inc.	5,169	177,245
Bed Bath & Beyond, Inc.*	3,496	171,828
AutoZone, Inc.*	606	165,190
Macy’s, Inc.	6,153	155,671
Dollar General Corp.*	4,996	153,227
Limited Brands, Inc.	4,844	148,856
Liberty Media Corporation - Interactive*	9,255	145,951
Nordstrom, Inc.	3,402	144,177
NetFlix, Inc.*	815	143,196
Sears Holdings Corp.*	1,902	140,273
O’Reilly Automotive, Inc.*	2,255	136,247
Genuine Parts Co.	2,644	135,743
Ross Stores, Inc.	2,072	131,054
Tiffany & Co.	2,089	130,082
JC Penney Company, Inc.	3,997	129,143
Dollar Tree, Inc.*	2,244	125,844
Expedia, Inc.	4,823	121,009
Family Dollar Stores, Inc.	2,401	119,354
CarMax, Inc.*	3,743	119,327
Urban Outfitters, Inc.*	3,181	113,912
Advance Auto Parts, Inc.	1,674	110,735
Abercrombie & Fitch Co. — Class A	1,862	107,307
PetSmart, Inc.	2,577	102,616
Dick’s Sporting Goods, Inc.*	2,671	100,163
AutoNation, Inc.*	3,502	98,756
Guess?, Inc.	2,080	98,426
GameStop Corp. — Class A*	4,066	93,030
Williams-Sonoma, Inc.	2,583	92,187
Signet Jewelers Ltd.*	2,099	91,097
Tractor Supply Co.	1,851	89,755
Foot Locker, Inc.	4,224	82,875
American Eagle Outfitters, Inc.	5,434	79,499
Sally Beauty Holdings, Inc.*	5,450	79,188
J Crew Group, Inc.*	1,829	78,903
Big Lots, Inc.*	2,418	73,652
Dillard’s, Inc. — Class A	1,936	73,452
Rent-A-Center, Inc. — Class A	2,181	70,403
Aeropostale, Inc.*	2,848	70,175
Chico’s FAS, Inc.	5,791	69,666
Jo-Ann Stores, Inc.*	1,152	69,373
Ulta Salon Cosmetics & Fragrance, Inc.*	2,039	69,326
RadioShack Corp.	3,749	69,319
Ascena Retail Group, Inc.*	2,620	69,220
HSN, Inc.*	2,082	63,792
Buckle, Inc.	1,676	63,303
Saks, Inc.*	5,699	60,979
AnnTaylor Stores Corp.*	2,149	58,861
OfficeMax, Inc.*	3,312	58,622
Men’s Wearhouse, Inc.	2,209	55,181
Collective Brands, Inc.*	2,600	54,860
Childrens Place Retail Stores, Inc.*	1,080	53,611
Pier 1 Imports, Inc.*	5,000	52,500
LKQ Corp.*	2,243	50,961
Jos A. Bank Clothiers, Inc.*	1,241	50,037
99 Cents Only Stores*	3,130	49,892
Group 1 Automotive, Inc.	1,140	47,606

Total Consumer Discretionary		7,810,232

CONSUMER STAPLES - 17.2%
Wal-Mart Stores, Inc.	12,273	661,883
CVS Caremark Corp.	9,465	329,098
Walgreen Co.	7,565	294,733
Costco Wholesale Corp.	3,705	267,538
BJ’s Wholesale Club, Inc.*	1,668	79,897

Total Consumer Staples		1,633,149

Total Common Stocks (Cost $6,257,573)		9,443,381

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$53,776	53,776

Total Repurchase Agreement (Cost $53,776)		53,776

Total Investments - 100.2% (Cost $6,311,349)		$9,497,157

Liabilities, Less Cash & Other Assets - (0.2)%		(20,234)

Total Net Assets - 100.0%		$9,476,923

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 71

RETAILING FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$9,443,381
Repurchase agreements, at value	53,776

Total investments	9,497,157
Receivables:
Fund shares sold	668,447
Dividends	7,922

Total assets	10,173,526

Liabilities:
Payable for:
Securities purchased	613,863
Fund shares redeemed	59,372
Management fees	7,225
Custodian fees	288
Transfer agent/maintenance fees	2,125
Investor service fees	2,125
Portfolio accounting fees	850
Other	10,755

Total liabilities	696,603

Net assets	$9,476,923

Net assets consist of:
Paid in capital	$8,495,341
Accumulated net investment loss	—
Accumulated net realized loss on investments	(2,204,226)
Net unrealized appreciation on investments	3,185,808

Net assets	$9,476,923

Capital shares outstanding	697,350
Net asset value per share	$13.59

Investments, at cost	$6,257,573
Repurchase agreements, at cost	53,776

Total cost	$6,311,349
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends	$169,431
Interest	106

Total investment income	169,537

Expenses:
Management fees	102,838
Transfer agent and administrative fees	30,246
Investor service fees	30,246
Portfolio accounting fees	12,098
Trustees’ fees*	1,602
Miscellaneous	22,048

Total expenses	199,078

Net investment loss	(29,541)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,072,295

Net realized gain	2,072,295

Net change in unrealized appreciation (depreciation) on:
Investments	(1,447,985)

Net change in unrealized appreciation (depreciation)	(1,447,985)

Net realized and unrealized gain	624,310

Net increase in net assets resulting from operations	$594,769

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

RETAILING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(29,541)	$(26,215)
Net realized gain on investments	2,072,295	446,066
Net change in unrealized appreciation (depreciation) on investments	(1,447,985)	3,701,876

Net increase in net assets resulting from operations	594,769	4,121,727

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	82,623,625	61,285,575
Cost of shares redeemed	(89,229,867)	(63,539,988)

Net decrease from capital share transactions	(6,606,242)	(2,254,413)

Net increase (decrease) in net assets	(6,011,473)	1,867,314

Net assets:
Beginning of year	15,488,396	13,621,082

End of year	$9,476,923	$15,488,396

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	6,993,103	6,538,502
Shares redeemed	(7,722,176)	(6,922,165)

Net decrease in shares	(729,073)	(383,663)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 73

RETAILING FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$10.86	$7.53	$11.27	$29.78	$27.85

Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.02)	(.02)	(.24)	(.11)
Net gain (loss) on investments (realized and unrealized)	2.76	3.35	(3.70)	(2.95)	2.92

Total from investment operations	2.73	3.33	(3.72)	(3.19)	2.81

Less distributions from:
Net realized gains	—	—	(.02)	(15.32)	(.88)

Total distributions	—	—	(.02)	(15.32)	(.88)

Net asset value, end of period	$13.59	$10.86	$7.53	$11.27	$29.78

Total Return[b]	25.14%	44.22%	(32.95%)	(12.60%)	10.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,477	$15,488	$13,621	$4,651	$28,306

Ratios to average net assets:
Net investment loss	(0.24%)	(0.19%)	(0.17%)	(0.81%)	(0.37%)
Total expenses	1.65%	1.65%	1.62%	1.60%	1.59%

Portfolio turnover rate	616%	470%	460%	182%	227%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

74 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
TECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).
Inception: May 2, 2001
The technology sector underperformed despite solidifying economic growth, providing returns somewhat lower than the market in 2010. Companies in the sector often carry large cash balances and relatively low debt, and may be poised to increase dividends or consider mergers and acquisitions. The sector is benefiting from the secular change away from desktop PCs and into smartphones and tablets.
For the one-year period ended December 31, 2010, Technology Fund returned 12.03%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, Software provided about a third of the Fund return, while Computers & Peripherals, Internet Software & Services, and Communications Equipment provided another third of Fund return. Consumer Finance and Diversified Financial Services industries both had negative returns for the period and detracted from overall Fund performance.
Fund performance for the year got the biggest boost from Apple, Inc., Baidu, Inc. ADS and VMware, Inc. Hewlett-Packard Co., Cisco Systems, Inc. and Microsoft Corp. were among the weakest-performing stocks for the period.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

TECHNOLOGY FUND	12.03%	2.15%	-1.69%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 INFORMATION TECHNOLOGY INDEX	10.22%	5.02%	-0.11%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Apple, Inc.	4.2%
Microsoft Corp.	3.8%
Google, Inc. — Class A	3.5%
International Business Machines Corp.	3.3%
Oracle Corp.	3.0%
Intel Corp.	2.6%
Cisco Systems, Inc.	2.6%
Hewlett-Packard Co.	2.3%
QUALCOMM, Inc.	2.2%
Visa, Inc. — Class A	1.8%

Top Ten Total	29.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 75

SCHEDULE OF INVESTMENTS	December 31, 2010
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%
INFORMATION TECHNOLOGY - 98.7%
Apple, Inc.*	2,764	$891,556
Microsoft Corp.	28,874	806,162
Google, Inc. — Class A*	1,278	759,094
International Business Machines Corp.	4,824	707,970
Oracle Corp.	20,638	645,969
Intel Corp.	26,773	563,036
Cisco Systems, Inc.*	27,693	560,229
Hewlett-Packard Co.	11,936	502,506
QUALCOMM, Inc.	9,423	466,344
Visa, Inc. — Class A	5,370	377,941
EMC Corp.*	15,637	358,087
Infosys Technologies Ltd. ADR	4,580	348,446
Texas Instruments, Inc.	9,907	321,978
VMware, Inc. — Class A*	3,529	313,763
Accenture plc — Class A	6,407	310,675
eBay, Inc.*	10,920	303,904
Mastercard, Inc. — Class A	1,340	300,307
Baidu, Inc. ADR*	3,070	296,347
Corning, Inc.	14,978	289,375
Research In Motion Ltd.*	4,902	284,953
Dell, Inc.*	19,893	269,550
Broadcom Corp. — Class A	5,670	246,929
Automatic Data Processing, Inc.	5,335	246,904
Cognizant Technology Solutions Corp. — Class A*	3,362	246,401
Yahoo!, Inc.*	14,741	245,143
Motorola Solutions, Inc.*	26,634	241,570
NetApp, Inc.*	4,174	229,403
Applied Materials, Inc.	16,320	229,296
Juniper Networks, Inc.*	6,179	228,129
Salesforce.com, Inc.*	1,720	227,040
Adobe Systems, Inc.*	6,866	211,335
Xerox Corp.	17,965	206,957
Activision Blizzard, Inc.	16,350	203,394
Intuit, Inc.*	4,102	202,229
Symantec Corp.*	11,235	188,074
Citrix Systems, Inc.*	2,702	184,844
Western Union Co.	9,790	181,800
CA, Inc.	7,433	181,663
SanDisk Corp.*	3,576	178,299
Nokia Oyj ADR	17,118	176,658
Marvell Technology Group Ltd.*	9,522	176,633
F5 Networks, Inc.*	1,350	175,716
Paychex, Inc.	5,651	174,672
Analog Devices, Inc.	4,623	174,148
Altera Corp.	4,845	172,385
Taiwan Semiconductor Manufacturing Company Ltd. ADR	13,164	165,077
Check Point Software Technologies Ltd.*	3,487	161,309
NVIDIA Corp.*	10,415	160,391
Amphenol Corp. — Class A	2,988	157,707
Autodesk, Inc.*	4,007	153,067
Fiserv, Inc.*	2,609	152,783
SAP AG ADR	3,007	152,184
Fidelity National Information Services, Inc.	5,491	150,398
Sina Corp.*	2,180	150,028
Red Hat, Inc.*	3,274	149,458
Micron Technology, Inc.*	18,601	149,180
BMC Software, Inc.*	3,156	148,774
Akamai Technologies, Inc.*	3,140	147,737
Tyco Electronics Ltd.	4,170	147,618
Computer Sciences Corp.	2,954	146,518
Western Digital Corp.*	4,297	145,668
ASML Holding N.V. — Class G	3,797	145,577
Xilinx, Inc.	4,994	144,726
Linear Technology Corp.	4,180	144,586
Sohu.com, Inc.*	2,240	142,218
Seagate Technology plc*	9,350	140,530
Telefonaktiebolaget LM Ericsson ADR	12,118	139,721
McAfee, Inc.*	3,007	139,254
Rovi Corp.*	2,228	138,158
Avago Technologies Ltd.	4,850	138,079
Cree, Inc.*	2,085	137,381
MercadoLibre, Inc.*	2,060	137,299
Maxim Integrated Products, Inc.	5,810	137,232
Teradata Corp.*	3,240	133,358
Microchip Technology, Inc.	3,868	132,324
Lam Research Corp.*	2,520	130,486
KLA-Tencor Corp.	3,375	130,410
Flextronics International Ltd.*	16,469	129,282
SAIC, Inc.*	8,139	129,085
Trina Sola Ltd. ADR*	5,456	127,780
Atmel Corp.*	10,286	126,724
Amdocs Ltd.*	4,611	126,664
Harris Corp.	2,732	123,760
Advanced Micro Devices, Inc.*	15,095	123,477
Electronic Arts, Inc.*	7,527	123,292
Nuance Communications, Inc.*	6,661	121,097
VeriSign, Inc.	3,689	120,520
Skyworks Solutions, Inc.*	4,190	119,960
Riverbed Technology, Inc.*	3,330	117,116
Avnet, Inc.*	3,526	116,464
Trimble Navigation Ltd.*	2,877	114,879
FLIR Systems, Inc.*	3,830	113,943
Equinix, Inc.*	1,304	105,963

Total Information Technology		21,197,056

INDUSTRIALS - 0.9%
First Solar, Inc.*	1,410	183,497

Total Common Stocks (Cost $13,930,681)		21,380,553

76 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
TECHNOLOGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$129,104	$129,104

Total Repurchase Agreement (Cost $129,104)		129,104

Total Investments - 100.2% (Cost $14,059,785)		$21,509,657

Liabilities, Less Cash & Other Assets - (0.2)%		(41,838)

Total Net Assets - 100.0%		$21,467,819

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 77

TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$21,380,553
Repurchase agreements, at value	129,104

Total investments	21,509,657
Receivables:
Securities sold	1,079,885
Fund shares sold	58,142
Foreign taxes reclaim	975
Dividends	3,576

Total assets	22,652,235

Liabilities:
Payable for:
Fund shares redeemed	1,140,611
Management fees	16,298
Custodian fees	633
Transfer agent/maintenance fees	4,793
Investor service fees	4,793
Portfolio accounting fees	1,917
Other	15,371

Total liabilities	1,184,416

Net assets	$21,467,819

Net assets consist of:
Paid in capital	$18,278,927
Accumulated net investment loss	—
Accumulated net realized loss on investments	(4,260,980)
Net unrealized appreciation on investments	7,449,872

Net assets	$21,467,819

Capital shares outstanding	1,746,170
Net asset value per share	$12.29

Investments, at cost	$13,930,681
Repurchase agreements, at cost	129,104

Total cost	$14,059,785
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $845)	$216,181
Interest	182

Total investment income	216,363

Expenses:
Management fees	202,492
Transfer agent and administrative fees	59,556
Investor service fees	59,556
Portfolio accounting fees	23,822
Trustees’ fees*	3,101
Miscellaneous	43,451

Total expenses	391,978

Net investment loss	(175,615)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,361,174

Net realized gain	3,361,174

Net change in unrealized appreciation (depreciation) on:
Investments	(2,800,102)

Net change in unrealized appreciation (depreciation)	(2,800,102)

Net realized and unrealized gain	561,072

Net increase in net assets resulting from operations	$385,457

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

TECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(175,615)	$(160,972)
Net realized gain on investments	3,361,174	797,898
Net change in unrealized appreciation (depreciation) on investments	(2,800,102)	10,412,771

Net increase in net assets resulting from operations	385,457	11,049,697

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	95,797,480	84,866,100
Cost of shares redeemed	(114,681,744)	(63,187,497)

Net increase (decrease) from capital share transactions	(18,884,264)	21,678,603

Net increase (decrease) in net assets	(18,498,807)	32,728,300

Net assets:
Beginning of year	39,966,626	7,238,326

End of year	$21,467,819	$39,966,626

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	8,653,254	9,525,746
Shares redeemed	(10,550,362)	(6,909,178)

Net increase (decrease) in shares	(1,897,108)	2,616,568

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 79

TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$10.97	$7.05	$16.27	$14.74	$13.92

Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.06)	(.08)	(.15)	(.16)
Net gain (loss) on investments (realized and unrealized)	1.40	3.98	(7.39)	1.68	.98

Total from investment operations	1.32	3.92	(7.47)	1.53	.82

Less distributions from:
Net realized gains	—	—	(1.75)	—	—

Total distributions	—	—	(1.75)	—	—

Net asset value, end of period	$12.29	$10.97	$7.05	$16.27	$14.74

Total Return[b]	12.03%	55.60%	(45.41%)	10.38%	5.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,468	$39,967	$7,238	$33,123	$23,215

Ratios to average net assets:
Net investment loss	(0.74%)	(0.68%)	(0.63%)	(0.91%)	(1.09%)
Total expenses	1.65%	1.65%	1.60%	1.56%	1.59%

Portfolio turnover rate	357%	252%	277%	584%	403%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

80 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
TELECOMMUNICATIONS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment (“Telecommunications Companies”).
Inception: July 27, 2001
Telecommunication firms posted returns in line with the broad equity market in 2010, benefiting from investors’ seeking higher-yielding areas of the market. Even though consumers’ demand for wireless devices appears to be increasing, it means the sector is facing a continued secular decline in wireline revenue and greater competition among wireless carriers, with five or more networks in all major markets. The sector has the highest debt-to-equity ratio of a non-financial sector, which could be a drag on profits if credit remains tight.
For the one-year period ended December 31, 2010, Telecommunications Fund returned 14.51%, compared with a gain of 15.06% for the S&P 500® Index. All three industries within the sector contributed strongly to the Fund’s return, led by the Communications Equipment segment, which composed about half of the portfolio weight. Wireless Telecommunications Services stocks and Diversified Telecommunication Services combined to provide the rest of the portfolio’s return.
Vodafone Group PLC ADS, Acme Packet, Inc. and Juniper Networks, Inc. were among the strongest performers for the year. Cisco Systems, Inc., Brocade Communications Systems, Inc. and Palm, Inc. were among the stocks which added least to Fund performance during the year.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
July 27, 2001 — December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/27/01)

TELECOMMUNICATIONS FUND	14.51%	1.01%	-1.42%
S&P 500 INDEX	15.06%	2.29%	2.40%
S&P 500 TELECOMMUNICATION SERVICES INDEX	18.96%	6.62%	-0.70%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

AT&T, Inc.	7.9%
Cisco Systems, Inc.	6.5%
Verizon Communications, Inc.	6.1%
Vodafone Group plc ADR	5.6%
QUALCOMM, Inc.	5.4%
Research In Motion Ltd.	3.3%
Motorola Solutions, Inc.	2.8%
American Tower Corp. — Class A	2.7%
Juniper Networks, Inc.	2.6%
CenturyLink, Inc.	2.2%

Top Ten Total	45.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 81

SCHEDULE OF INVESTMENTS	December 31, 2010
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

TELECOMMUNICATION SERVICES - 54.1%
AT&T, Inc.	21,847	$641,865
Verizon Communications, Inc.	13,861	495,946
Vodafone Group plc ADR	17,205	454,728
American Tower Corp. — Class A*	4,265	220,245
CenturyLink, Inc.	3,928	181,356
Qwest Communications International, Inc.	23,020	175,182
Crown Castle International Corp.*	3,987	174,750
Millicom International Cellular S.A.	1,660	158,696
Frontier Communications Corp.	15,759	153,335
America Movil SAB de CV ADR	2,512	144,038
NII Holdings, Inc.*	2,995	133,757
Windstream Corp.	8,986	125,265
China Mobile Ltd. ADR	2,200	109,164
SBA Communications Corp. — Class A*	2,615	107,058
MetroPCS Communications, Inc.*	8,075	101,987
Mobile Telesystems OJSC ADR	4,641	96,858
Telefonica S.A. ADR	1,120	76,630
Vivo Participacoes S.A. ADR	2,340	76,261
Tele Norte Leste Participacoes S.A. ADR	5,180	76,146
VimpelCom Ltd. ADR	4,990	75,050
BCE, Inc.	2,028	71,913
Syniverse Holdings, Inc.*	2,322	71,634
Chunghwa Telecom Company Ltd. ADR	2,760	69,745
China Unicom Hong Kong Ltd. ADR	4,867	69,355
Clearwire Corp. — Class A*	10,919	56,233
Telephone & Data Systems, Inc.	1,490	54,459
tw telecom, Inc. — Class A*	2,936	50,059
SK Telecom Company Ltd. ADR	2,645	49,276
Leap Wireless International, Inc.*	3,935	48,243
KT Corporation ADR	2,250	46,800

Total Telecommunication Services		4,366,034

INFORMATION TECHNOLOGY - 45.4%
Cisco Systems, Inc.*	25,812	522,177
QUALCOMM, Inc.	8,810	436,007
Research In Motion Ltd.*	4,584	266,468
Motorola Solutions, Inc.*	24,817	225,090
Juniper Networks, Inc.*	5,776	213,250
F5 Networks, Inc.*	1,180	153,589
Nokia Oyj ADR	13,162	135,832
Harris Corp.	2,552	115,606
Riverbed Technology, Inc.*	3,120	109,730
Polycom, Inc.*	2,264	88,251
JDS Uniphase Corp.*	6,088	88,154
Acme Packet, Inc.*	1,642	87,289
CommScope, Inc.*	2,686	83,857
Tellabs, Inc.	11,326	76,790
Telefonaktiebolaget LM Ericsson ADR	6,564	75,683
Brocade Communications Systems, Inc.*	14,296	75,626
ADTRAN, Inc.	2,050	74,231
Finisar Corp.*	2,452	72,800
Ciena Corp.*	3,190	67,149
Aruba Networks, Inc.*	3,214	67,108
InterDigital, Inc.	1,550	64,542
RADWARE Ltd.*	1,580	59,266
Plantronics, Inc.	1,490	55,458
Blue Coat Systems, Inc.*	1,840	54,961
Netgear, Inc.*	1,560	52,541
Infinera Corp.*	4,692	48,468
Emulex Corp.*	3,817	44,506
DG FastChannel, Inc.*	1,540	44,475
Arris Group, Inc.*	3,862	43,332
Comtech Telecommunications Corp.	1,510	41,872
Viasat, Inc.*	940	41,745
Oclaro, Inc.*	3,090	40,633
Tekelec*	3,250	38,707

Total Information Technology		3,665,193

Total Common Stocks (Cost $6,192,889)		8,031,227

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$67,027	67,027

Total Repurchase Agreement (Cost $67,027)		67,027

Total Investments - 100.3% (Cost $6,259,916)		$8,098,254

Liabilities, Less Cash & Other Assets - (0.3)%		(21,456)

Total Net Assets - 100.0%		$8,076,798

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt

plc — Public Limited Company

82 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

TELECOMMUNICATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$8,031,227
Repurchase agreements, at value	67,027

Total investments	8,098,254
Receivables:
Securities sold	42,292
Fund shares sold	1,036,686
Foreign taxes reclaim	357
Dividends	10,549

Total assets	9,188,138

Liabilities:
Payable for:
Securities purchased	1,090,874
Fund shares redeemed	3,405
Management fees	5,540
Custodian fees	226
Transfer agent/maintenance fees	1,629
Investor service fees	1,629
Portfolio accounting fees	652
Other	7,385

Total liabilities	1,111,340

Net assets	$8,076,798

Net assets consist of:
Paid in capital	$9,278,819
Undistributed net investment income	44,330
Accumulated net realized loss on investments	(3,084,689)
Net unrealized appreciation on investments	1,838,338

Net assets	$8,076,798

Capital shares outstanding	731,411
Net asset value per share	$11.04

Investments, at cost	$6,192,889
Repurchase agreements, at cost	67,027

Total cost	$6,259,916
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding tax of $2,117)	$157,171
Interest	55

Total investment income	157,226

Expenses:
Management fees	57,519
Transfer agent and administrative fees	16,917
Investor service fees	16,917
Portfolio accounting fees	6,767
Trustees’ fees*	754
Audit & outside service fees	7,433
Printing fees	6,678
Miscellaneous	(90)

Total expenses	112,895

Net investment income	44,331

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	438,730

Net realized gain	438,730

Net change in unrealized appreciation (depreciation) on:
Investments	534,651

Net change in unrealized appreciation (depreciation)	534,651

Net realized and unrealized gain	973,381

Net increase in net assets resulting from operations	$1,017,712

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 83

TELECOMMUNICATIONS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$44,331	$124,807
Net realized gain on investments	438,730	906,657
Net change in unrealized appreciation (depreciation) on investments	534,651	433,135

Net increase in net assets resulting from operations	1,017,712	1,464,599

Distributions to shareholders from:
Net investment income	(124,808)	(180,137)

Total distributions to shareholders	(124,808)	(180,137)

Capital share transactions:
Proceeds from sale of shares	90,677,324	44,074,912
Distributions reinvested	124,808	180,137
Cost of shares redeemed	(89,366,201)	(48,545,640)

Net increase (decrease) from capital share transactions	1,435,931	(4,290,591)

Net increase (decrease) in net assets	2,328,835	(3,006,129)

Net assets:
Beginning of year	5,747,963	8,754,092

End of year	$8,076,798	$5,747,963

Undistributed net investment income at end of year	$44,330	$124,807

Capital share activity:
Shares sold	9,055,491	4,847,866
Shares issued from reinvestment of distributions	11,853	19,002
Shares redeemed	(8,922,688)	(5,382,779)

Net increase (decrease) in shares	144,656	(515,911)

84 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$9.80	$7.94	$23.89	$21.91	$18.81

Income (loss) from investment operations:
Net investment income[a]	.06	.18	.24	.05	.15
Net gain (loss) on investments (realized and unrealized)	1.35	2.08	(11.49)	1.97	3.52

Total from investment operations	1.41	2.26	(11.25)	2.02	3.67

Less distributions from:
Net investment income	(.17)	(.40)	(.05)	(.04)	(.29)
Net realized gains	—	—	(4.65)	—	(.28)

Total distributions	(.17)	(.40)	(4.70)	(.04)	(.57)

Net asset value, end of period	$11.04	$9.80	$7.94	$23.89	$21.91

Total Return[b]	14.51%	28.68%	(45.34%)	9.23%	19.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,077	$5,748	$8,754	$31,781	$33,337

Ratios to average net assets:
Net investment income	0.66%	2.03%	1.34%	0.20%	0.72%
Total expenses	1.67%	1.66%	1.61%	1.58%	1.59%

Portfolio turnover rate	1,276%	694%	341%	295%	264%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
TRANSPORTATION FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment (“Transportation Companies”).
Inception: June 11, 2001
Transportation firms outpaced the broader equity market in the 2010, particularly in the Road & Rail segment, the largest in the Fund. The other two large components of the Fund, Airlines and Air Freight & Logistics, also performed well. The two smallest segments, Marine and Transportation Infrastructure, had poor performance for the year and produced a drag on Fund performance.
For the one-year period ended December 31, 2010, Transportation Fund returned 24.13%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, lightly weighted segments, Marine and Transportation Infrastructure, had negative performance and detracted from portfolio return. The Road & Rail segment, which accounted for 46% of the portfolio weight, contributed about half the return for the year, followed by the Air Freight & Logistics segment, which contributed another third to return.
Union Pacific Corp., United Parcel Service, Inc. (Class B) and United Continental Holdings, Inc. were among the biggest contributors to Fund performance for the year. DryShips, Inc., Genco Shipping & Trading Ltd. and Aegean Marine Petroleum Network, Inc. were among the stocks which provided the least performance to the Fund during the year. Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
June 11, 2001 – December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/11/01)

TRANSPORTATION FUND	24.13%	1.31%	4.18%
S&P 500 INDEX	15.06%	2.29%	1.96%
S&P 500 INDUSTRIALS INDEX	26.74%	3.17%	2.61%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

United Parcel Service, Inc. — Class B	9.7%
Union Pacific Corp.	7.8%
FedEx Corp.	6.2%
CSX Corp.	5.7%
Norfolk Southern Corp.	5.5%
CH Robinson Worldwide, Inc.	4.2%
Expeditors International of Washington, Inc.	3.9%
Delta Air Lines, Inc.	3.6%
Southwest Airlines Co.	3.6%
United Continental Holdings, Inc.	3.1%

Top Ten Total	53.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
86 | the RYDEX|SGI variable trust annual report

SCHEDULE OF INVESTMENTS	December 31, 2010
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INDUSTRIALS - 99.5%
United Parcel Service, Inc. — Class B	17,487	$1,269,207
Union Pacific Corp.	11,053	1,024,171
FedEx Corp.	8,711	810,210
CSX Corp.	11,582	748,313
Norfolk Southern Corp.	11,488	721,676
CH Robinson Worldwide, Inc.	6,873	551,146
Expeditors International of Washington, Inc.	9,258	505,487
Delta Air Lines, Inc.*	37,584	473,558
Southwest Airlines Co.	35,952	466,657
United Continental Holdings, Inc.*	17,135	408,156
Hertz Global Holdings, Inc.*	25,321	366,901
J.B. Hunt Transport Services, Inc.	8,405	343,008
Kansas City Southern*	6,960	333,106
Canadian National Railway Co.	4,641	308,487
DryShips, Inc.*	46,180	253,990
Ryder System, Inc.	4,773	251,251
AMR Corp.*	30,542	237,922
Landstar System, Inc.	5,305	217,187
Con-way, Inc.	5,927	216,750
Alaska Air Group, Inc.*	3,796	215,195
JetBlue Airways Corp.*	31,701	209,544
Canadian Pacific Railway Ltd.	3,039	196,958
Avis Budget Group, Inc.*	12,455	193,800
Werner Enterprises, Inc.	8,488	191,829
US Airways Group, Inc.*	18,997	190,160
Knight Transportation, Inc.	9,952	189,088
Kirby Corp.*	4,185	184,349
Genesee & Wyoming, Inc. — Class A*	3,442	182,254
Atlas Air Worldwide Holdings, Inc.*	3,194	178,321
Old Dominion Freight Line, Inc.*	5,508	176,201
Dollar Thrifty Automotive Group, Inc.*	3,721	175,854
HUB Group, Inc. — Class A*	4,837	169,972
AirTran Holdings, Inc.*	20,318	150,150
Allegiant Travel Co. — Class A	2,751	135,459
Arkansas Best Corp.	4,690	128,600
Heartland Express, Inc.	7,441	119,205
Alexander & Baldwin, Inc.	2,970	118,889
Genco Shipping & Trading Ltd.*	7,536	108,518
Copa Holdings S.A. — Class A	1,844	108,501
UTI Worldwide, Inc.	5,070	107,484
Republic Airways Holdings, Inc.*	12,450	91,134

Total Industrials		13,028,648

Total Common Stocks (Cost $9,267,967)		13,028,648

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$58,537	58,537

Total Repurchase Agreement (Cost $58,537)		58,537

Total Investments - 100.0% (Cost $9,326,504)		$13,087,185

Cash & Other Assets, Less Liabilities - 0.0%		3,183

Total Net Assets - 100.0%		$13,090,368

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Repurchase Agreement — See Note 4.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 87

TRANSPORTATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$13,028,648
Repurchase agreements, at value	58,537

Total investments	13,087,185
Cash	964
Receivables:
Fund shares sold	563,216
Dividends	6,876

Total assets	13,658,241

Liabilities:
Payable for:
Securities purchased	398,475
Fund shares redeemed	145,074
Management fees	9,218
Custodian fees	358
Transfer agent/maintenance fees	2,711
Investor service fees	2,711
Portfolio accounting fees	1,085
Other	8,241

Total liabilities	567,873

Net assets	$13,090,368

Net assets consist of:
Paid in capital	$21,413,184
Accumulated net investment loss	—
Accumulated net realized loss on investments	(12,083,497)
Net unrealized appreciation on investments	3,760,681

Net assets	$13,090,368

Capital shares outstanding	831,532
Net asset value per share	$15.74

Investments, at cost	$9,267,967
Repurchase agreements, at cost	58,537

Total cost	$9,326,504

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $1,403)	$161,087
Interest	111

Total investment income	161,198

Expenses:
Management fees	102,720
Transfer agent and administrative fees	30,212
Investor service fees	30,211
Portfolio accounting fees	12,085
Trustees’ fees*	1,317
Audit & outside service fees	10,779
Printing fees	12,063
Miscellaneous	640

Total expenses	200,027

Net investment loss	(38,829)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,130,692)

Net realized loss	(2,130,692)

Net change in unrealized appreciation (depreciation) on:
Investments	2,028,821

Net change in unrealized appreciation (depreciation)	2,028,821

Net realized and unrealized loss	(101,871)

Net decrease in net assets resulting from operations	$(140,700)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

TRANSPORTATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In net Assets From Operations:
Net investment loss	$(38,829)	$(17,321)
Net realized loss on investments	(2,130,692)	(2,177,217)
Net change in unrealized appreciation (depreciation) on investments	2,028,821	(567,169)

Net decrease in net assets resulting from operations	(140,700)	(2,761,707)

Distributions to shareholders from:
Net investment income	—	(41,800)

Total distributions to shareholders	—	(41,800)

Capital share transactions:
Proceeds from sale of shares	96,743,746	51,524,372
Distributions reinvested	—	41,800
Cost of shares redeemed	(91,975,038)	(61,809,749)

Net increase (decrease) from capital share transactions	4,768,708	(10,243,577)

Net increase (decrease) in net assets	4,628,008	(13,047,084)

Net assets:
Beginning of year	8,462,360	21,509,444

End of year	$13,090,368	$8,462,360

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	6,942,538	4,767,262
Shares issued from reinvestment of distributions	—	3,533
Shares redeemed	(6,778,440)	(6,075,172)

Net increase (decrease) in shares	164,098	(1,304,377)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 89

TRANSPORTATION FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$12.68	$10.91	$14.85	$35.05	$32.64

Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.03)	.04	(.04)	(.24)
Net gain (loss) on investments (realized and unrealized)	3.10	1.92	(3.80)	(2.24)	2.65

Total from investment operations	3.06	1.89	(3.76)	(2.28)	2.41

Less distributions from:
Net investment income	—	(.12)	—	—	—
Net realized gains	—	—	(.18)	(17.92)	—

Total distributions	—	(.12)	(.18)	(17.92)	—

Net asset value, end of period	$15.74	$12.68	$10.91	$14.85	$35.05

Total Return[b]	24.13%	17.39%	(25.26%)	(8.75%)	7.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,090	$8,462	$21,509	$8,513	$29,549

Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.29%)	0.27%	(0.12%)	(0.68%)
Total expenses	1.65%	1.67%	1.62%	1.60%	1.59%

Portfolio turnover rate	693%	857%	544%	284%	249%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

90 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
UTILITIES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).
Inception: May 2, 2001
Utility companies underperformed the broader equity markets in 2010, as investors sought out investments with more leverage to the expanding economy. Regulated utilities have been steady performers, particularly during the recent deflationary environment, and earnings growth is expected to grow moderately. A glut of capacity, however, will keep pressure on prices the less-regulated power generators can charge.
For the one-year period ended December 31, 2010, Utilities Fund returned 6.88%, compared with a gain of 15.06% for the S&P 500® Index. Within the sector, the Multi-Utilities segment, a third of the portfolio weight, contributed the most to the Fund’s return. Electric Utilities, the most heavily weighted segment in the sector, was the next-largest contributor to the Fund’s return. Independent Power Producers and Oil, Gas & Consumable Fuels, both relatively lightly weighted in the sector, had negative performance and detracted from Fund return.
Southern Co., Dominion Resources, Inc. and National Fuel Gas Co. were among the Fund’s best-performing stocks over the one-year period, while Exelon Corp., FirstEnergy Corp. and Mirant Corp. were among the weakest performers.
Performance displayed represents past performance which is no guarantee of future results.
Cumulative Fund Performance:
May 2, 2001 – December 31, 2010

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

UTILITIES FUND	6.88%	3.18%	-0.73%
S&P 500 INDEX	15.06%	2.29%	1.85%
S&P 500 UTILITIES INDEX	5.46%	3.89%	1.24%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings
(% of Total Net Assets)

Southern Co.	3.4%
Exelon Corp.	3.2%
Dominion Resources, Inc.	3.0%
Duke Energy Corp.	2.9%
NextEra Energy, Inc.	2.8%
PG&E Corp.	2.6%
American Electric Power Company, Inc.	2.5%
Public Service Enterprise Group, Inc.	2.4%
Consolidated Edison, Inc.	2.3%
Entergy Corp.	2.1%

Top Ten Total	27.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
the RYDEX|SGI variable trust annual report | 91

SCHEDULE OF INVESTMENTS	December 31, 2010
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

UTILITIES - 99.5%
Southern Co.	13,671	$522,642
Exelon Corp.	11,719	487,979
Dominion Resources, Inc.	10,770	460,094
Duke Energy Corp.	25,326	451,056
NextEra Energy, Inc.	8,346	433,909
PG&E Corp.	8,324	398,220
American Electric Power Company, Inc.	10,692	384,698
Public Service Enterprise Group, Inc.	11,775	374,563
Consolidated Edison, Inc.	7,093	351,600
Entergy Corp.	4,674	331,059
PPL Corp.	12,568	330,790
Progress Energy, Inc.	7,576	329,404
Sempra Energy	6,259	328,472
Edison International	8,461	326,595
FirstEnergy Corp.	8,471	313,596
Xcel Energy, Inc.	12,874	303,183
AES Corp.*	23,809	289,994
DTE Energy Co.	5,634	255,333
Wisconsin Energy Corp.	4,095	241,032
Ameren Corp.	8,529	240,433
CenterPoint Energy, Inc.	15,125	237,765
Constellation Energy Group, Inc.	7,742	237,137
Oneok, Inc.	4,076	226,096
Calpine Corp.*	16,831	224,526
National Fuel Gas Co.	3,340	219,171
Northeast Utilities	6,864	218,824
SCANA Corp.	5,172	209,983
NRG Energy, Inc.*	10,641	207,925
NiSource, Inc.	11,734	206,753
Pinnacle West Capital Corp.	4,738	196,390
CMS Energy Corp.	10,478	194,891
OGE Energy Corp.	4,272	194,547
American Water Works Company, Inc.	7,681	194,253
Allegheny Energy, Inc.	7,843	190,114
Alliant Energy Corp.	5,100	187,527
Pepco Holdings, Inc.	10,253	187,117
TECO Energy, Inc.	10,180	181,204
Integrys Energy Group, Inc.	3,692	179,099
Energen Corp.	3,602	173,833
UGI Corp.	5,460	172,427
NSTAR	4,027	169,899
MDU Resources Group, Inc.	8,345	169,153
N.V. Energy, Inc.	11,886	166,998
Aqua America, Inc.	7,270	163,430
Questar Corp.	9,336	162,540
DPL, Inc.	6,270	161,202
Cia Energetica de Minas Gerais ADR	9,590	159,098
Atmos Energy Corp.	5,001	156,031
AGL Resources, Inc.	4,334	155,374
Westar Energy, Inc.	6,135	154,357
Great Plains Energy, Inc.	7,714	149,574
National Grid plc ADR	3,190	141,572
Nicor, Inc.	2,801	139,826
ITC Holdings Corp.	2,206	136,728
Piedmont Natural Gas Company, Inc.	4,584	128,169
Cleco Corp.	4,100	126,116
WGL Holdings, Inc.	3,499	125,159
IDACORP, Inc.	3,343	123,624
Hawaiian Electric Industries, Inc.	5,312	121,060
Portland General Electric Co.	5,338	115,835
UIL Holdings Corp.	3,780	113,249
Unisource Energy Corp.	2,937	105,262
Vectren Corp.	4,146	105,225
New Jersey Resources Corp.	2,376	102,429
Black Hills Corp.	3,325	99,750
Southwest Gas Corp.	2,593	95,085
NorthWestern Corp.	3,257	93,899
Avista Corp.	4,108	92,512
PNM Resources, Inc.	7,087	92,273
El Paso Electric Co.*	3,173	87,353
South Jersey Industries, Inc.	1,569	82,875
Northwest Natural Gas Co.	1,739	80,811
Dynegy, Inc. — Class A*	13,540	76,095

Total Utilities		15,346,797

Total Common Stocks (Cost $11,107,420)		15,346,797

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$74,544	74,544

Total Repurchase Agreement (Cost $74,544)		74,544

Total Investments - 100.0% (Cost $11,181,964)		$15,421,341

Liabilities, Less Cash & Other Assets - 0.0%		(364)

Total Net Assets – 100.0%		$15,420,977

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1] ADR — plc —	Repurchase Agreement — See Note 4. American Depository Receipt Public Limited Company

92 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

UTILITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$15,346,797
Repurchase agreements, at value	74,544

Total investments	15,421,341
Cash	3,691
Receivables:
Securities sold	635,214
Dividends	38,207

Total assets	16,098,453

Liabilities:
Payable for:
Fund shares redeemed	634,799
Management fees	11,776
Custodian fees	458
Transfer agent/maintenance fees	3,463
Investor service fees	3,463
Portfolio accounting fees	1,385
Other	22,132

Total liabilities	677,476

Net Assets	$15,420,977

Net assets consist of:
Paid in capital	$15,628,693
Undistributed net investment income	439,334
Accumulated net realized loss on investments	(4,886,427)
Net unrealized appreciation on investments	4,239,377

Net assets	$15,420,977

Capital shares outstanding	904,889
Net asset value per share	$17.04

Investments, at cost	$11,107,420
Repurchase agreements, at cost	74,544

Total cost	$11,181,964

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $875)	$732,867
Interest	191

Total investment income	733,058

Expenses:
Management fees	150,518
Transfer agent and administrative fees	44,270
Investor service fees	44,270
Portfolio accounting fees	17,707
Trustees’ fees*	2,077
Printing fees	15,452
Miscellaneous	19,431

Total expenses	293,725

Net investment income	439,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,038)

Net realized loss	(4,038)

Net change in unrealized appreciation (depreciation) on:
Investments	691,999

Net change in unrealized appreciation (depreciation)	691,999

Net realized and unrealized gain	687,961

Net increase in net assets resulting from operations	$1,127,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 93

UTILITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$439,333	$552,285
Net realized gain (loss) on investments	(4,038)	698,742
Net change in unrealized appreciation (depreciation) on investments	691,999	(136,938)

Net increase in net assets resulting from operations	1,127,294	1,114,089

Distributions to shareholders from:
Net investment income	(552,285)	(777,786)

Total distributions to shareholders	(552,285)	(777,786)

Capital share transactions:
Proceeds from sale of shares	112,771,956	71,149,584
Distributions reinvested	552,285	777,786
Cost of shares redeemed	(114,292,141)	(90,792,665)

Net decrease from capital share transactions	(967,900)	(18,865,295)

Net decrease in net assets	(392,891)	(18,528,992)

Net assets:
Beginning of year	15,813,868	34,342,860

End of year	$15,420,977	$15,813,868

Undistributed net investment income at end of year	$439,334	$552,286

Capital share activity:
Shares sold	6,859,200	4,637,775
Shares issued from reinvestment of distributions	32,660	50,506
Shares redeemed	(6,950,576)	(5,953,797)

Net decrease in shares	(58,716)	(1,265,516)

94 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

UTILITIES FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$16.41	$15.41	$22.29	$22.38	$19.09

Income (loss) from investment operations:
Net investment income[a]	.41	.41	.37	.32	.36
Net gain (loss) on investments (realized and unrealized)	.72	1.65	(6.97)	2.59	3.64

Total from investment operations	1.13	2.06	(6.60)	2.91	4.00

Less distributions from:
Net investment income	(.50)	(1.06)	(.08)	(.39)	(.49)
Net realized gains	—	—	(.20)	(2.61)	(.22)

Total distributions	(.50)	(1.06)	(.28)	(3.00)	(.71)

Net asset value, end of period	$17.04	$16.41	$15.41	$22.29	$22.38

Total Return[b]	6.88%	13.80%	(29.57%)	12.86%	20.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,421	$15,814	$34,343	$65,532	$71,719

Ratios to average net assets:
Net investment income	2.48%	2.69%	1.90%	1.32%	1.73%
Total expenses	1.66%	1.67%	1.61%	1.58%	1.59%

Portfolio turnover rate	561%	309%	293%	244%	169%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 95

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies

Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate Funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.
Security Global Investors (“SGI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and the RDL are affiliated entities.
The Sector Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.
The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of each of the Funds, except the Precious Metals Fund, which is 0.75% of the average daily net assets.
RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.
RFS also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
96 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
RFS engages external service providers to perform other necessary services to the Trust, such as accounting and auditing related services, legal services, printing and mailing, etc. on a pass through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which the RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees at an annual rate not to exceed 0.25% of average daily net assets. The RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.
Certain officers and trustees of the Trust are also officers of SGI, RFS and the RDL.
3. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2007-2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and expired capital loss carryforward or permanently lost due to limitations in the Internal Revenue Code. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2010, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount

Basic Materials Fund	$426,671
Biotechnology Fund	608,485
Consumer Products Fund	1,564,884
Electronics Fund	9,483,741
Energy Fund	855,054
Energy Services Fund	989,167
Health Care Fund	958,837
Internet Fund	4,381,289
Precious Metals Fund	4,952,923
Retailing Fund	458,642
Technology Fund	2,321,375
Telecommunications Fund	545,775
Utilities Fund	192,376
The tax character of distributions paid during the year ended December 31, 2010, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$78,777	$—	$78,777
Basic Materials Fund	231,949	—	231,949
Biotechnology Fund	—	—	—
Consumer Products Fund	242,595	—	242,595
Electronics Fund	1,405,357	203,679	1,609,036
Energy Fund	171,009	—	171,009
Energy Services Fund	—	—	—
Financial Services Fund	72,499	—	72,499
the RYDEX|SGI variable trust annual report | 97

NOTES TO FINANCIAL STATEMENTS (continued)

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Health Care Fund	$41,798	$—	$41,798
Internet Fund	—	—	—
Leisure Fund	10,939	—	10,939
Precious Metals Fund	4,015	—	4,015
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	124,808	—	124,808
Transportation Fund	—	—	—
Utilities Fund	552,285	—	552,285
The tax character of distributions paid during the year ended December 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$435,757	$—	$435,757
Basic Materials Fund	86,889	1,278,910	1,365,799
Biotechnology Fund	—	—	—
Consumer Products Fund	346,841	—	346,841
Electronics Fund	—	—	—
Energy Fund	576	3,006,826	3,007,402
Energy Services Fund	—	2,202,081	2,202,081
Financial Services Fund	254,482	—	254,482
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	—	—	—
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	180,137	—	180,137
Transportation Fund	41,800	—	41,800
Utilities Fund	777,786	—	777,786
The tax character of distributable earnings/(accumulated losses) at December 31, 2010, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Banking Fund	$8,767	$—	$(907,536)	$(9,595,061)[1]
Basic Materials Fund	—	2,783,814	10,045,021	—
Biotechnology Fund	—	—	1,310,235	(10,378,041)[1]
Consumer Products Fund	320,376	—	2,560,364	(2,640,582)[1]
Electronics Fund	—	2,395,856	351,668	(2,636,752)[1]
Energy Fund	—	185,047	14,030,883	—
Energy Services Fund	—	2,664,613	13,326,259	—
Financial Services Fund	9,374	—	(697,850)	(6,229,704)[1]
Health Care Fund	—	—	633,007	(6,098,251)[1]
Internet Fund	—	—	4,520,055	(1,084,825)[1]
Leisure Fund	—	—	2,377,511	(2,562,632)[1]
Precious Metals Fund	57,336	—	48,899,199	(2,269,240)[1]
Retailing Fund	—	—	1,633,210	(651,628)[1]
Technology Fund	—	598,420	4,321,333	(1,730,861)[1]
Telecommunications Fund	86,624	83,550	338,047	(1,710,242)[1]
Transportation Fund	—	—	1,449,239	(9,772,055)[1]
Utilities Fund	439,334	—	905,618	(1,552,668)[1]
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
98 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2012	2013	2014	2015	2016	2017	2018	Carryforward

Banking Fund	$—	$(470,556)	$—	$—	$(1,380,916)	$(6,378,417)	$(1,365,172)	$(9,595,061)
Biotechnology Fund	(1,880,980)	(739,559)	(1,048,743)	(717,792)	(239,044)	(5,635,438)	(116,485)	(10,378,041)
Consumer Products Fund	—	—	—	—	—	(2,640,582)	—	(2,640,582)
Electronics Fund	(504,508)	(484,274)	(329,594)	(329,594)	(329,594)	(67,626)	(591,562)	(2,636,752)
Financial Services Fund	—	—	—	(1,122,489)	(2,376,570)	(2,453,589)	(277,056)	(6,229,704)
Health Care Fund	—	—	—	—	(1,097,466)	(5,000,785)	—	(6,098,251)
Internet Fund	—	—	—	—	(1,084,825)	—	—	(1,084,825)
Leisure Fund	—	—	—	—	(2,050,147)	—	(512,485)	(2,562,632)
Precious Metals Fund	—	—	—	—	—	(2,269,240)	—	(2,269,240)
Retailing Fund	—	—	—	—	—	(651,628)	—	(651,628)
Technology Fund	—	—	—	—	(1,730,861)	—	—	(1,730,861)
Telecommunications Fund	—	—	—	—	(650,713)	(1,059,529)	—	(1,710,242)
Transportation Fund	—	—	—	—	(593,525)	(8,058,463)	(1,120,067)	(9,772,055)
Utilities Fund	—	—	—	—	(704,929)	(847,739)	—	(1,552,668)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Banking Fund	$6,378,154	$—	$(907,536)	$(907,536)
Basic Materials Fund	39,156,482	10,135,654	(90,633)	10,045,021
Biotechnology Fund	12,531,902	1,421,810	(111,575)	1,310,235
Consumer Products Fund	12,659,270	2,576,515	(16,151)	2,560,364
Electronics Fund	8,941,076	383,272	(31,604)	351,668
Energy Fund	28,475,709	14,040,737	(9,854)	14,030,883
Energy Services Fund	28,432,421	13,441,221	(114,962)	13,326,259
Financial Services Fund	8,623,378	—	(697,850)	(697,850)
Health Care Fund	10,695,401	661,802	(28,795)	633,007
Internet Fund	12,278,602	4,577,622	(57,567)	4,520,055
Leisure Fund	10,574,485	2,427,180	(49,669)	2,377,511
Precious Metals Fund	68,715,206	49,129,863	(230,664)	48,899,199
Retailing Fund	7,863,947	1,652,883	(19,673)	1,633,210
Technology Fund	17,188,324	4,423,333	(102,000)	4,321,333
Telecommunications Fund	7,760,207	372,016	(33,969)	338,047
Transportation Fund	11,637,946	1,513,689	(64,450)	1,449,239
Utilities Fund	14,515,723	914,621	(9,003)	905,618
4. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund. Repurchase agreements are valued at amortized cost, which approximates market value.
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.10% due 01/03/11	$11,982,762	$11,982,762	$11,982,795
At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Range of Rate	Par Value	Market Value

U.S. Treasury Notes	11/15/19	3.38%	$11,781,700	$12,222,476
In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek
the RYDEX|SGI variable trust annual report | 99

NOTES TO FINANCIAL STATEMENTS (continued)
to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
5. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
Banking Fund	$5,433,836	$36,782	$—	$5,470,618
Basic Materials Fund	48,933,062	268,441	—	49,201,503
Biotechnology Fund	13,718,443	123,694	—	13,842,137
Consumer Products Fund	15,170,438	49,196	—	15,219,634
Electronics Fund	9,232,517	60,227	—	9,292,744
Energy Fund	42,262,094	244,498	—	42,506,592
Energy Services Fund	41,289,860	468,820	—	41,758,680
Financial Services Fund	7,876,272	49,256	—	7,925,528
Health Care Fund	11,252,207	76,201	—	11,328,408
Internet Fund	16,694,910	103,747	—	16,798,657
Leisure Fund	12,881,426	70,570	—	12,951,996
Precious Metals Fund	117,005,829	608,576	—	117,614,405
Retailing Fund	9,443,381	53,776	—	9,497,157
Technology Fund	21,380,553	129,104	—	21,509,657
Telecommunications Fund	8,031,227	67,027	—	8,098,254
Transportation Fund	13,028,648	58,537	—	13,087,185
Utilities Fund	15,346,797	74,544	—	15,421,341
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all levels of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
100 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (concluded)
6. Securities Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

		Basic	Biotech-	Consumer			Energy
	Banking	Materials	nology	Products	Electronics	Energy	Services
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$75,177,794	$146,298,211	$84,591,283	$80,667,683	$122,893,554	$74,945,090	$95,747,009
Sales	$74,604,103	$149,693,175	$85,403,263	$89,053,686	$136,807,463	$76,726,745	$100,342,628

	Financial	Health			Precious
	Services	Care	Internet	Leisure	Metals	Retailing	Technology
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$68,593,174	$86,978,425	$62,480,662	$61,827,849	$195,043,603	$74,566,017	$85,975,247
Sales	$77,642,915	$102,813,040	$77,374,623	$61,238,523	$192,333,454	$81,099,859	$104,918,122

	Telecommunications	Transportation	Utilities
	Fund	Fund	Fund

Purchases	$87,466,503	$87,333,606	$98,210,666
Sales	$86,119,127	$82,603,389	$99,272,728
7. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the period ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
8. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor (the “Previous Agreement”). A new investment advisory agreement (“New Agreement”) was approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreement are substantially identical to the Previous Agreement, except with respect to the date of execution.
9. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, LLC, a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
10. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which will operate under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC, in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
the RYDEX|SGI variable trust annual report | 101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 24, 2011
102 | the RYDEX|SGI variable trust annual report

OTHER INFORMATION (Unaudited)
Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	%Qualifying

Banking Fund	100%
Basic Materials Fund	100%
Consumer Products Fund	100%
Energy Fund	100%
Financial Services Fund	100%
Health Care Fund	100%
Leisure Fund	100%
Precious Metals Fund	100%
Telecommunications Fund	100%
Utilities Fund	100%
With respect to the taxable year ended December 31, 2010, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Electronics
Fund

From long-term capital gains, subject to the 15% rate gains category:	$203,679
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other
the RYDEX|SGI variable trust annual report | 103

OTHER INFORMATION (Unaudited) (concluded)
considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
104 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	150
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
106 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)
EXECUTIVE OFFICERS (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice resident of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010-2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, in as much as this person is affiliated with Rydex Investments.

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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVASECF-ANN-2-1210x1211

DECEMBER 31, 2010 RYDEX VARIABLE TRUST CLS ADVISORONE FUNDS ANNUAL REPORT AMERIGO FUND CLERMONT FUND SELECT ALLOCATION FUND (For merly, Berolina Fund)

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

AMERIGO FUND	6

CLERMONT FUND	12

SELECT ALLOCATION FUND	20

NOTES TO FINANCIAL STATEMENTS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

OTHER INFORMATION	33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	35

the RYDEX|SGI variable trust annual report | 1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.

2 | the RYDEX|SGI variable trust annual report

LETTER TO OUR SHAREHOLDERS (concluded)
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

[1]	Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

the RYDEX|SGI variable trust annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | the RYDEX|SGI variable trust annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
Amerigo Fund	1.74%	24.02%	$1,000.00	$1,240.20	$9.82
Clermont Fund	1.74%	12.12%	1,000.00	1,121.21	9.30
Select Allocation Fund	1.74%	19.39%	1,000.00	1,193.86	9.62

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.74%	5.00%	$1,000.00	$1,016.43	$8.84
Clermont Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Select Allocation Fund	1.74%	5.00%	1,000.00	1,016.43	8.84

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.

the RYDEX|SGI variable trust annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
AMERIGO FUND
OBJECTIVE: Seeks long-term growth of capital without regard to current income.

Inception: July 1, 2003
Amerigo Fund rose 15.13% for the year ended December 31, 2010, slightly outperforming its benchmark, the S&P 500® Index*, which gained 15.06%. While the stock market remained in a wide trading range for the first 11 months of 2010, investor behavior clearly reflected a “risk-on/risk-off” mentality, as “macro” factors appeared to be the primary drivers of market direction.
The first half of 2010 reflected the “risk-off” phase for the markets. During the first half, Amerigo Fund’s allocation to international securities was reduced, with the Fund’s allocation to mid-cap securities significantly increased. Commodity exposure was eliminated in the first quarter. During the “risk-off” phase, the U.S. dollar was strengthening, pressuring returns on international equities and commodities.
During the second half of the year, the Fed’s decision to pursue a second quantitative easing program to stimulate economic growth shifted investor behavior back to “risk-on.” During the second half, Amerigo Fund’s exposure to emerging market securities was increased, as was commodity exposure. In an effort to fund this portfolio allocation adjustment, the Fund’s allocation to large-cap growth was reduced. During the second half of the year, the U.S. dollar was trending lower.
As we move into 2011, our expectation is that market leadership may begin to narrow, as investors become more selective and “valuation” may begin to replace “beta” as a significant source of incremental return.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Performance displayed represents past performance which is no guarantee of future results.

The returns do not reflect the effects of taxes.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings
(% of Total Net Assets)

SPDR S&P 500 ETF Trust	11.1%
Vanguard Mid-Capital ETF	6.7%
Powershares QQQ	6.3%
iShares MSCI Emerging Markets Index Fund	5.2%
iShares S&P Latin America 40 Index Fund	4.9%
iShares Russell 1000 Growth Index Fund	4.9%
iShares Russell Midcap Index Fund	4.7%
iShares S&P 500 Index Fund	4.4%
Vanguard Emerging Markets ETF	3.4%
Vanguard Small-Capital ETF	3.4%

Top Ten Total	55.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
July 1, 2003 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/01/03)

AMERIGO FUND	15.13%	3.15%	6.85%
S&P 500 INDEX	15.06%	2.29%	5.44%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

the RYDEX|SGI variable trust annual report | 7

SCHEDULE OF INVESTMENTS	December 31, 2010

AMERIGO FUND

	Shares	Value

COMMON STOCK† - 0.4%

FINANCIAL - 0.4%
Berkshire Hathaway, Inc. — Class B*	11,050	$885,215

Total Common Stock (Cost $733,607)		885,215

EXCHANGE TRADED FUNDS† - 99.0%

UNITED STATES OF AMERICA - 73.1%
SPDR S&P 500 ETF Trust	176,400	22,187,592
Vanguard Mid-Capital ETF	178,200	13,268,772
Powershares QQQ	229,600	12,506,312
iShares Russell 1000 Growth Index Fund	169,400	9,699,844
iShares Russell Midcap Index Fund	92,800	9,442,400
iShares S&P 500 Index Fund	69,900	8,824,875
Vanguard Small-Capital ETF	92,400	6,711,012
Vanguard Large-Capital ETF	113,100	6,515,691
SPDR Dow Jones Industrial Average ETF Trust	55,500	6,415,800
Vanguard Extended Market ETF	105,400	5,734,814
iShares Russell Midcap Growth Index Fund	99,800	5,655,666
Vanguard Total Stock Market ETF	76,900	4,993,117
SPDR S&P MidCap 400 ETF Trust	30,300	4,989,804
iShares Russell 2000 Index Fund	55,400	4,333,942
Energy Select Sector SPDR Fund	62,600	4,272,450
PowerShares DB US Dollar Index Bullish Fund	148,000	3,361,080
iShares S&P MidCap 400 Index Fund	30,300	2,747,907
RevenueShares Large Capital ETF	111,300	2,631,132
Technology Select Sector SPDR Fund	92,400	2,326,632
PowerShares DB Oil Fund	62,700	1,769,394
Financial Select Sector SPDR Fund	99,800	1,591,810
Vanguard Value ETF	28,900	1,541,237
iShares Diversified Alternatives Trust	29,500	1,491,228
iShares Russell 1000 Value Index Fund	18,500	1,200,095
Vanguard Dividend Appreciation ETF	20,800	1,094,704
SPDR S&P Biotech ETF	9,200	580,336

Total United States of America		145,887,646

INTERNATIONAL - 10.1%
iShares MSCI Emerging Markets Index Fund	219,700	10,462,114
Vanguard Emerging Markets ETF	140,200	6,750,630
SPDR S&P BRIC 40 ETF	54,000	1,481,220
Vanguard FTSE All-World ex-US ETF	29,600	1,412,808

Total International		20,106,772

LATIN AMERICAN REGION - 4.9%
iShares S&P Latin America 40 Index Fund	181,900	9,797,134

CHINA - 2.6%
SPDR S&P China ETF	38,500	2,932,930
iShares FTSE China 25 Index Fund	51,600	2,223,444

Total China		5,156,374

ASIAN PACIFIC REGION - 2.0%
SPDR S&P Emerging Asia Pacific ETF	48,100	4,076,475

CANADA - 1.5%
iShares MSCI Canada Index Fund	99,600	3,087,600

ASIAN PACIFIC REGION EX-JAPAN - 1.5%
iShares MSCI All Country Asia ex-Japan Index Fund	25,800	1,643,460
iShares MSCI Pacific ex-Japan Index Fund	29,600	1,390,608

Total Asian Pacific Region ex-Japan		3,034,068

BRAZIL - 1.3%
iShares MSCI Brazil Index Fund	33,100	2,561,940

GERMANY - 1.1%
iShares MSCI Germany Index Fund	88,800	2,125,872

EUROPE - 0.5%
Vanguard European ETF	20,300	996,527

KOREA - 0.3%
iShares MSCI South Korea Index Fund	9,400	575,186

Total Exchange Traded Funds (Cost $168,781,482)		197,405,594

MUTUAL FUND† - 0.8%
First American Treasury Obligations Fund	1,522,657	1,522,657
Total Mutual Fund (Cost $1,522,657)		1,522,657

Total Investments - 100.2% (Cost $171,037,746)		$199,813,466

Liabilities, Less Other Assets - (0.2)%		(326,113)

Total Net Assets - 100.0%		$199,487,353

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

8 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

AMERIGO FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$199,813,466

Total investments	199,813,466
Receivables:
Fund shares sold	1,405
Dividends	186,123

Total assets	200,000,994

Liabilities:
Payable for:
Fund shares redeemed	51,840
Management fees	151,836
Custodian fees	5,567
Transfer agent/maintenance fees	42,177
Investor service fees	42,177
Portfolio accounting fees	16,871
Other	203,173

Total liabilities	513,641

Net assets	$199,487,353

Net assets consist of:
Paid in capital	$218,690,469
Accumulated net investment loss	(386,274)
Accumulated net realized loss on investments	(47,592,562)
Net unrealized appreciation on investments	28,775,720

Net assets	$199,487,353
Capital shares outstanding	5,777,730
Net asset value per share	$34.53

Investments, at cost	$171,037,746

STATEMENT OF OPERATIONS Year Ended December 31, 2010

Investment Income:
Dividends	$3,045,945

Total investment income	3,045,945

Expenses:
Management fees	1,739,703
Transfer agent and administrative fees	483,250
Investor service fees	483,250
Portfolio accounting fees	193,299
Trustees’ fees*	23,138
Miscellaneous	370,435

Total expenses	3,293,075

Net investment loss	(247,130)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(286,826)
Investments in unaffiliated issuers	6,610,282
Realized gain distributions from other investment companies	41,509

Net realized gain	6,364,965

Net change in unrealized appreciation (depreciation) on:

Investments	20,547,500

Net change in unrealized appreciation (depreciation)	20,547,500

Net realized and unrealized gain	26,912,465

Net increase in net assets resulting from operations	$26,665,335

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 9

AMERIGO FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(247,130)	$233,651
Net realized gain (loss) on investments	6,364,965	(18,789,230)
Net change in unrealized appreciation (depreciation) on investments	20,547,500	84,567,045

Net increase in net assets resulting from operations	26,665,335	66,011,466

Distributions to shareholders from:
Net investment income	(179,331)	(1,134,816)

Total distributions to shareholders	(179,331)	(1,134,816)

Capital share transactions:
Proceeds from sale of shares	29,504,404	24,800,289
Distributions reinvested	179,331	1,134,816
Cost of shares redeemed	(69,754,821)	(82,617,381)

Net decrease from capital share transactions	(40,071,086)	(56,682,276)

Net increase (decrease) in net assets	(13,585,082)	8,194,374

Net assets:
Beginning of year	213,072,435	204,878,061

End of Year	$199,487,353	$213,072,435

Accumulated/(Undistributed) net investment income/(loss) at end of year	$(386,274)	$234,209

Capital share activity:
Shares sold	967,466	987,651
Shares issued from reinvestment of distributions	5,441	38,481
Shares redeemed	(2,294,722)	(3,392,250)

Net decrease in shares	(1,321,815)	(2,366,118)

10 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

AMERIGO FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$30.01	$21.64	$39.13	$35.83	$34.78

Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.03	.12	.12	.21
Net gain (loss) on investments (realized and unrealized)	4.59	8.49	(17.01)	4.85	4.06

Total from investment operations	4.55	8.52	(16.89)	4.97	4.27

Less distributions from:
Net investment income	(.03)	(.15)	(.10)	(.14)[d]	(.03)
Net realized gains	—	—	(.50)	(1.53)[d]	(3.19)

Total distributions	(.03)	(.15)	(.60)	(1.67)	(3.22)

Net asset value, end of period	$34.53	$30.01	$21.64	$39.13	$35.83

Total Return[b]	15.13%	39.41%	(43.09%)	13.77%	12.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,487	$213,072	$204,878	$364,693	$279,410

Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.12%	0.36%	0.32%	0.57%
Total expenses[c]	1.70%	1.71%	1.65%	1.63%	1.64%

Portfolio turnover rate	77%	102%	103%	88%	299%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
CLERMONT FUND
OBJECTIVE: Seek a combination of current income and growth of capital.

Inception: July 1, 2003
Clermont Fund had a total return of 10.99% for the year ended December 31, 2010, outperforming its blended benchmark, consisting of 45% S&P 500® Index and 55% Barclay’s Capital U.S. Credit Index*, which gained 9.48%.
In 2010, there were primarily two keys the portfolio had to get right to stay close to the performance benchmark. First, it had to fight the urge to trade aggressively, as frequent “risk-on/risk-off” trades would have led to under-performance, since the market remained range-bound for most of the year. The second key was that it actually had to stay constructive on the markets, despite having to face several opportunities where cash looked attractive including: the Greece meltdown, the Flash Crash, rising unemployment, Ireland’s struggles, the need for the Fed’s QE II program and North Korea’s artillery attack on South Korea, just to name a few.
During 2010, the key shift in Clermont Fund’s portfolio was a gradual, yet persistent, reduction in large-cap growth exposure as the year progressed. Proceeds were reinvested into mid caps. The net effect was a reduction in the portfolio’s exposure to technology, while increasing exposure to industrials.
With regard to fixed-income positioning, investment-grade securities were reduced, with proceeds being reallocated toward high-yield bonds and equities. This allocation change positioned the portfolio more favorably in the event interest rates begin to rise in 2011. The above-average yield spread of high-yield bonds should help offset a rise in U.S. Treasury yields, while a rise in interest rates due to an improving economy should not impair equity valuations as profit growth expands.
As we enter 2011, “total return” may once again return to the investor lexicon as a viable strategy. With interest rates at low levels and potentially rising, investors may alter their investment strategy from “fixed income” toward “total return,” should equities outperform bonds for a third consecutive year.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
The Barclays Capital U.S. Credit Index comprises the Barclays Capital U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays Capital U.S. Government/Credit Index and Barclays Capital U.S. Aggregate Index.
Performance displayed represents past performance which is no guarantee of future results.

The returns do not reflect the effects of taxes.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings
(% of Total Net Assets)

iShares Barclays Credit Bond Fund	10.8%
SPDR S&P 500 ETF Trust	9.2%
iShares iBoxx $ High Yield Corporate Bond Fund	7.0%
iShares iBoxx Investment Grade Corporate Bond Fund	6.4%
Vanguard Total Bond Market ETF	5.1%
SPDR Barclays Capital High Yield Bond ETF	4.7%
Vanguard Emerging Markets ETF	4.4%
Vanguard Total Stock Market ETF	3.2%
SPDR S&P MidCap 400 ETF Trust	3.2%
iShares S&P 500 Index Fund	2.4%

Top Ten Total	56.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
July 1, 2003 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

	ONE	FIVE	SINCE INCEPTION
	YEAR	YEAR	(07/01/03)

CLERMONT FUND	10.99%	1.84%	3.60%
S&P 500 INDEX	15.06%	2.29%	5.44%
SYNTHETIC BALANCED BENCHMARK*	9.48%	4.68%	6.10%

*	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Credit Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclay’s Capital U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

the RYDEX|SGI variable trust annual report | 13

SCHEDULE OF INVESTMENTS	December 31, 2010

CLERMONT FUND

	Shares	Value

COMMON STOCK† - 1.0%

FINANCIAL - 1.0%
Berkshire Hathaway, Inc. — Class B*	9,500	$761,045

Total Common Stock (Cost $691,404)		761,045

EXCHANGE TRADED FUNDS† - 88.9%

UNITED STATES OF AMERICA - 77.2%
iShares Barclays Credit Bond Fund	76,500	7,965,945
SPDR S&P 500 ETF Trust	53,900	6,779,542
iShares iBoxx $ High Yield Corporate Bond Fund	57,500	5,191,675
iShares iBoxx Investment Grade Corporate Bond Fund	43,500	4,717,140
Vanguard Total Bond Market ETF	46,600	3,740,582
SPDR Barclays Capital High Yield Bond ETF	88,000	3,494,480
Vanguard Total Stock Market ETF	36,600	2,376,438
SPDR S&P MidCap 400 ETF Trust	14,300	2,354,924
iShares S&P 500 Index Fund	14,300	1,805,375
Powershares QQQ	31,100	1,694,017
Vanguard Mid-Capital ETF	22,200	1,653,012
Vanguard Large-Capital ETF	26,900	1,549,709
SPDR Dow Jones Industrial Average ETF Trust	12,900	1,491,240
Vanguard Extended Market ETF	22,200	1,207,902
Vanguard Small-Capital ETF	15,900	1,154,817
iShares Diversified Alternatives Trust	22,400	1,132,322
iShares Russell Midcap Index Fund	9,500	966,625
PowerShares DB US Dollar Index Bullish Fund	41,600	944,736
iShares Russell 1000 Growth Index Fund	15,900	910,434
Vanguard Value ETF	13,500	719,955
Vanguard Dividend Appreciation ETF	13,000	684,190
iShares Barclays Aggregate Bond Fund	6,400	676,800
Vanguard Intermediate-Term Corporate Bond ETF	7,800	613,860
RevenueShares Large Capital ETF	22,300	527,172
iShares Russell 2000 Index Fund	6,400	500,672
iShares Barclays Intermediate Credit Bond Fund	4,700	494,346
iShares S&P MidCap 400 Index Fund	4,900	444,381
Energy Select Sector SPDR Fund	6,500	443,625
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	6,600	214,896
PIMCO Enhanced Short Maturity Strategy Fund	1,300	130,923
iShares Barclays 1-3 Year Credit Bond Fund	900	93,852
Vanguard Intermediate-Term Bond ETF	1,000	82,490
Vanguard Long-Term Corporate Bond ETF	900	69,741
Vanguard Short-Term Corporate Bond ETF	900	69,669
iShares Barclays 3-7 Year Treasury Bond Fund	600	68,790
iShares Barclays 7-10 Year Treasury Bond Fund	600	56,292
SPDR Barclays Capital Aggregate Bond ETF	1,000	55,540
iShares 10+ Year Credit Bond Fund	900	47,682
SPDR Barclays Capital Long Term Credit Bond ETF	900	32,085
SPDR Barclays Capital Short Term Corporate Bond ETF	900	27,225
iShares S&P 500 Growth Index Fund	100	6,564
iShares S&P 500 Value Index Fund	100	5,959

Total United States of America		57,197,624

INTERNATIONAL - 6.8%
Vanguard Emerging Markets ETF	68,400	3,293,460
Vanguard FTSE All-World ex-US ETF	18,700	892,551
iShares MSCI Emerging Markets Index Fund	17,100	814,302

Total International		5,000,313

GLOBAL - 1.3%
Vanguard Short-Term Bond ETF	9,400	756,324
Vanguard Total World Stock Index Fund ETF	4,700	224,660

Total Global		980,984

LATIN AMERICAN REGION - 1.2%
iShares S&P Latin America 40 Index Fund	17,100	921,006

ASIAN PACIFIC REGION - 1.1%
SPDR S&P Emerging Asia Pacific ETF	6,300	533,925
Vanguard Pacific ETF	4,700	268,088

Total Asian Pacific Region		802,013

EUROPE - 0.8%
Vanguard European ETF	9,500	466,355
iShares S&P Europe 350 Index Fund	3,100	121,768

Total Europe		588,123

14 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

CLERMONT FUND

	Shares	Value

ASIAN PACIFIC REGION EX-JAPAN - 0.3%
iShares MSCI All Country Asia ex- Japan Index Fund	3,100	$197,470

GERMANY - 0.2%
iShares MSCI Germany Index Fund	6,300	150,822

Total Exchange Traded Funds (Cost $58,978,122)		65,838,355

MUTUAL FUND† - 1.5%
First American Treasury Obligations Fund	1,095,425	1,095,425

Total Mutual Fund (Cost $1,095,425)		1,095,425

	Face
	Amount

CORPORATE BONDS†† - 7.6%

FINANCIAL INSTITUTIONS - 2.2%
Mutual of Omaha Insurance Co. 6.80% due 06/15/36[1,2]	$725,000	685,703
HSBC Finance Corp. 7.00% due 05/15/12	482,000	517,159
Goldman Sachs Group, Inc. 5.95% due 01/15/27	482,000	462,310

		1,665,172

MATERIALS - 1.2%
Alcoa, Inc. 5.87% due 02/23/22	793,000	787,823
Freeport-McMoRan Copper & Gold, Inc. 8.38% due 04/01/17	50,000	55,313

		843,136

INDUSTRIAL - 1.1%
Chevron Phillips Chemical Company LLC 8.25% due 06/15/19[1,2]	416,000	501,785
Bunge Limited Finance Corp. 8.50% due 06/15/19	274,000	321,272

		823,057

HEALTH CARE - 0.9%
Agilent Technologies, Inc. 6.50% due 11/01/17	577,000	639,518

UTILITIES - 1.5%
Enogex LLC 6.25% due 03/15/20[1,2]	520,000	555,420
Westar Energy, Inc. 6.00% due 07/01/14	468,000	521,057

		1,076,477

INDUSTRIALS - 0.4%
Timken Co. 6.00% due 09/15/14	300,000	330,234

ENERGY - 0.3%
Sunoco, Inc. 4.88% due 10/15/14	237,000	247,009

Total Corporate Bonds (Cost $5,052,152)		5,624,603

U.S. GOVERNMENT SECURITIES†- 0.8%
U.S. Treasury Notes
1.00% due 10/31/11	100,000	100,586
0.88% due 02/29/12	100,000	100,582
0.88% due 01/31/12	100,000	100,559
1.00% due 09/30/11	100,000	100,539
0.75% due 11/30/11	100,000	100,394
0.88% due 05/31/11	100,000	100,285

Total U.S. Government Securities (Cost $601,079)		602,945

Total Investments - 99.8% (Cost $66,418,182)		$73,922,373

Other Assets, Less Liabilities - 0.2%		125,850

Total Net Assets - 100.0%		$74,048,223

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Security was acquired through a private placement.

[2]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $1,742,908 (cost $1,581,358), or 2.4% of total net assets.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 15

CLERMONT FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$73,922,373

Total investments	73,922,373
Receivables:
Fund shares sold	3,133
Dividends	219,325
Interest	79,389

Total assets	74,224,220

Liabilities:
Payable for:
Fund shares redeemed	24,741
Management fees	56,652
Custodian fees	2,077
Transfer agent/maintenance fees	15,736
Investor service fees	15,736
Portfolio accounting fees	6,295
Other	54,760

Total liabilities	175,997

Net Assets	$74,048,223

Net assets consist of:
Paid in capital	$74,544,698
Undistributed net investment income	1,304,882
Accumulated net realized loss on investments	(9,305,548)
Net unrealized appreciation on investments	7,504,191

Net assets	$74,048,223
Capital shares outstanding	3,125,762
Net asset value per share	$23.69

Investments, at cost	$66,418,182
STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income:
Dividends	$2,186,173
Interest	351,422

Total investment income	2,537,595

Expenses:
Management fees	621,802
Transfer agent and administrative fees	172,723
Investor service fees	172,723
Portfolio accounting fees	69,089
Trustees’ fees*	8,051
Audit and service fees	60,743
Miscellaneous	73,575

Total expenses	1,178,706

Net investment income	1,358,889

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(91,731)
Investments in unaffiliated issuers	1,286,923
Realized gain distributions from other investment companies	82,935

Net realized gain	1,278,127

Net change in unrealized appreciation (depreciation) on:
Investments	4,885,068

Net change in unrealized appreciation (depreciation)	4,885,068

Net realized and unrealized gain	6,163,195

Net increase in net assets resulting from operations	$7,522,084

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CLERMONT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,358,889	$1,302,306
Net realized gain (loss) on investments	1,278,127	(2,676,519)
Net change in unrealized appreciation (depreciation) on investments	4,885,068	12,544,393

Net increase in net assets resulting from operations	7,522,084	11,170,180

Distributions to shareholders from:
Net investment income	(1,293,571)	(1,340,021)

Total distributions to shareholders	(1,293,571)	(1,340,021)

Capital share transactions:
Proceeds from sale of shares	26,286,130	29,360,353
Distributions reinvested	1,293,571	1,340,021
Cost of shares redeemed	(26,563,162)	(20,986,699)
Net increase from capital share transactions	1,016,539	9,713,675

Net increase in net assets	7,245,052	19,543,834

Net assets:
Beginning of year	66,803,171	47,259,337

End of year	$74,048,223	$66,803,171

Undistributed net investment income at end of year	$1,304,882	$1,302,306

Capital share activity:
Shares sold	1,175,728	1,477,619
Shares issued from reinvestment of distributions	55,902	61,981
Shares redeemed	(1,180,776)	(1,077,072)

Net increase in shares	50,854	462,528

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 17

CLERMONT FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$21.73	$18.09	$26.79	$29.90	$29.41

Income from investment operations:
Net investment income[a]	.44	.47	.51	.53	.46
Net gain (loss) on investments (realized and unrealized)	1.94	3.61	(8.60)	1.40	1.98

Total from investment operations	2.38	4.08	(8.09)	1.93	2.44

Less distributions from:
Net investment income	(.42)	(.44)	(.25)	(.61)[d]	(.64)
Net realized gains	—	—	(.36)	(4.43)[d]	(1.31)

Total distributions	(.42)	(.44)	(.61)	(5.04)	(1.95)

Net asset value, end of period	$23.69	$21.73	$18.09	$26.79	$29.90

Total Return[b]	10.99%	22.58%	(30.07%)	6.23%	8.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,048	$66,803	$47,259	$62,264	$99,809

Ratios to average net assets:
Net investment income	1.97%	2.41%	2.19%	1.73%	1.51%
Total expenses[c]	1.71%	1.70%	1.66%	1.64%	1.63%

Portfolio turnover rate	68%	128%	149%	163%	197%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

18 | the RYDEX|SGI variable trust annual report

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the RYDEX|SGI variable trust annual report | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)
December 31, 2010
SELECT ALLOCATION FUND
OBJECTIVE: Seeks to provide growth of capital and total return.
Inception: November 10, 2006
Select Allocation Fund (previously known as the Berolina Fund) had a total return of 13.75% for the year ended December 31, 2010, outperforming its blended benchmark, 75% S&P 500® Index* and 25% Barclay’s Capital U.S. Credit Index*, which rose 12.64%.
Portfolio adjustments during the quarter were minimal, with the Fund reducing commodity exposure and slightly reducing the duration in fixed-income assets. The Fund benefited from its small- and mid-cap positions, which performed strongly the last few months of the year, helping offset some underperformance in its Chinese securities holdings. The Fund did trim some of its international exposure as concerns over European debt in the periphery countries resurfaced again as the year ended. The market spent most of 2010 in a trading range, with the S&P 500 Index fluctuating between 1000 and 1250. It was a frustrating year as the market changed from “risk-on” to “risk-off” and back again without developing a consistent trend.
We entered 2010 with the belief that the market could be similar to 2004, an election year following a strong up-year in the market that also finished up, but with almost all of the return happening in a short period. As such, we reduced our over/under weights, which proved beneficial, as 2010 did play out similar to 2004, with the bulk of the returns happening around the election. The fixed-income portion remains overweight corporate bonds and underweight U.S. government securities. As we look forward, we believe we might see trends start to develop and define themselves, which will allow the Fund to focus its holdings.

*    Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
The Barclays Capital U.S. Credit Index comprises the Barclays Capital U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays Capital U.S. Government/Credit Index and Barclays Capital U.S. Aggregate Index.
Performance displayed represents past performance which is no guarantee of future results.
The returns do not reflect the effects of taxes.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investorssm and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings
(% of Total Net Assets)

SPDR S&P 500 ETF Trust	7.5%
Vanguard Emerging Markets ETF	5.0%
iShares S&P Latin America 40 Index Fund	5.0%
iShares S&P 500 Index Fund	4.7%
iShares MSCI Emerging Markets Index Fund	4.4%
SPDR Barclays Capital High Yield Bond ETF	4.2%
iShares iBoxx $ High Yield Corporate Bond Fund	4.1%
SPDR S&P MidCap 400 ETF Trust	3.5%
Vanguard Total Stock Market ETF	3.3%
Vanguard Large-Capital ETF	2.9%

Top Ten Total	44.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
20 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(conducted)
Cumulative Fund Performance:
November 10, 2006 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(11/10/06)

SELECT ALLOCATION FUND	13.75%	1.36%
S&P 500 INDEX	15.06%	-0.09%
SYNTHETIC BALANCED BENCHMARK*	12.64%	2.38%

*	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Credit Index.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclay’s Capital U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 21

SCHEDULE OF INVESTMENTS	December 31, 2010

SELECT ALLOCATION FUND

	Shares	Value

COMMON STOCK† - 0.7%

FINANCIAL - 0.7%
Berkshire Hathaway, Inc. — Class B*	3,760	$301,213

Total Common Stock
(Cost $218,659)		301,213

EXCHANGE TRADED FUNDS† - 88.1%

UNITED STATES OF AMERICA - 57.8%
SPDR S&P 500 ETF Trust	25,100	3,157,078
iShares S&P 500 Index Fund	15,500	1,956,875
SPDR Barclays Capital High Yield Bond ETF	44,400	1,763,124
iShares iBoxx $ High Yield Corporate Bond Fund	18,900	1,706,481
SPDR S&P MidCap 400 ETF Trust	8,800	1,449,184
Vanguard Total Stock Market ETF	21,300	1,383,009
Vanguard Large-Capital ETF	21,400	1,232,854
Vanguard Mid-Capital ETF	15,700	1,169,022
Vanguard Small-Capital ETF	12,800	929,664
iShares Barclays Credit Bond Fund	8,700	905,931
Vanguard Extended Market ETF	15,700	854,237
iShares Russell 1000 Growth Index Fund	14,500	830,270
Powershares QQQ	14,900	811,603
Vanguard Growth ETF	12,100	743,182
iShares Russell 2000 Index Fund	8,300	649,309
SPDR Dow Jones Industrial Average ETF Trust	5,500	635,800
SPDR S&P Biotech ETF	8,200	517,256
Vanguard Value ETF	8,400	447,972
iShares Russell Midcap Index Fund	4,400	447,700
iShares iBoxx Investment Grade Corporate Bond Fund	3,900	422,916
RevenueShares Large Capital ETF	17,100	404,244
iShares S&P MidCap 400 Index Fund	4,400	399,036
Consumer Staples Select Sector SPDR Fund	10,600	310,686
PowerShares DB Base Metals Fund	11,800	288,274
Energy Select Sector SPDR Fund	4,100	279,825
Technology Select Sector SPDR Fund	10,200	256,836
Materials Select Sector SPDR Fund	4,000	154,000
Industrial Select Sector SPDR Fund	4,100	143,090
iShares Barclays Intermediate Credit Bond Fund	200	21,036
Vanguard Total Bond Market ETF	200	16,054
Vanguard Intermediate-Term Corporate Bond ETF	200	15,740
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	200	6,512

Total United States of America		24,308,800

INTERNATIONAL - 11.1%
Vanguard Emerging Markets ETF	44,000	2,118,600
iShares MSCI Emerging Markets Index Fund	38,800	1,847,656
SPDR S&P BRIC 40 ETF	20,600	565,058
SPDR S&P Emerging Markets Small Capital ETF	2,300	131,123

Total International		4,662,437

LATIN AMERICAN REGION - 5.0%
iShares S&P Latin America 40 Index Fund	38,800	2,089,768

ASIA - 3.7%
SPDR S&P China ETF	10,900	830,362
iShares FTSE China 25 Index Fund	10,900	469,681
iShares S&P Asia 50 Index Fund	5,600	262,899

Total Asia		1,562,942

GLOBAL - 3.0%
iShares S&P Global Materials Sector Index Fund	5,400	395,550
Market Vectors — Coal ETF	7,000	330,680
iShares S&P Global Energy Sector Index Fund	7,300	285,138
iShares S&P Global Industrials Sector Index Fund	4,100	220,798
Vanguard Short-Term Bond ETF	200	16,092

Total Global		1,248,258

ASIAN PACIFIC REGION EX-JAPAN - 2.7%
iShares MSCI Pacific ex-Japan Index Fund	19,000	892,620
iShares MSCI All Country Asia ex-Japan Index Fund	4,000	254,800

Total Asian Pacific Region ex-Japan		1,147,420

ASIAN PACIFIC REGION - 2.0%
SPDR S&P Emerging Asia Pacific ETF	7,400	627,150
Vanguard Pacific ETF	4,000	228,160

Total Asian Pacific Region		855,310

CANADA -1.5%
iShares MSCI Canada Index Fund	19,700	610,700

BRAZIL - 1.0%
iShares MSCI Brazil Index Fund	5,500	425,700

EUROPE - 0.2%
Vanguard European ETF	2,000	98,180

Total Exchange Traded Funds
(Cost $32,841,373)		37,009,515

22 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

SELECT ALLOCATION FUND

	Shares	Value

MUTUAL FUND† - 0.5%
First American Treasury Obligations Fund	194,858	$194,858

Total Mutual Fund
(Cost $194,858)		194,858

	Face
	Amount
CORPORATE BONDS†† - 10.3%

FINANCIAL INSTITUTIONS - 2.5%
Mutual of Omaha Insurance Co. 6.80% due 06/15/36[1,2]	$460,000	435,067
HSBC Finance Corp. 7.00% due 05/15/12	310,000	332,613
Goldman Sachs Group, Inc. 5.95% due 01/15/27	310,000	297,336

		1,065,016

MATERIALS - 2.3%
Alcoa, Inc.
5.87% due 02/23/22	626,000	621,914
6.75% due 07/15/18	257,000	280,025
Freeport-McMoRan Copper & Gold, Inc.
8.38% due 04/01/17	45,000	49,781

		951,720

INDUSTRIAL - 1.7%
Chevron Phillips Chemical Company LLC 8.25% due 06/15/19[1,2]	352,000	424,587
Bunge Limited Finance Corp. 8.50% due 06/15/19	235,000	275,544

		700,131

CONSUMER DISCRETIONARY - 1.6%
Nordstrom, Inc. 7.00% due 01/15/38	$593,000	671,818

HEALTH CARE - 1.0%
Agilent Technologies, Inc. 6.50% due 11/01/17	368,000	407,873

INFORMATION TECHNOLOGY - 0. 7%
Corning, Inc. 7.25% due 08/15/36	270,000	307,266

ENERGY - 0.5%
Sunoco, Inc. 4.88% due 10/15/14	216,000	225,122

Total Corporate Bonds
(Cost $3,602,687)		4,328,946

U.S. GOVERNMENT SECURITIES† - 0.4%
U.S. Treasury Notes
1.00% due 10/31/11	50,000	50,293
0.88% due 02/29/12	50,000	50,291
0.75% due 11/30/11	50,000	50,197

Total U.S. Government Securities
(Cost $150,233)		150,781

Total Investments - 99.9%
(Cost $37,007,810)		$41,985,313

Other Assets, Less Liabilities - 0.1%		42,212

Total Net Assets - 100.0%		$42,027,525

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 5.

††	Value determined based on Level 2 inputs — See Note 5.

[1]	Security was acquired through a private placement.

[2]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $859,654 (cost $762,753), or 2.0% of total net assets.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 23

SELECT ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$41,985,313

Total investments	41,985,313
Receivables:
Dividends	84,388
Interest	70,260

Total assets	42,139,961

Liabilities:
Payable for:
Fund shares redeemed	14,591
Management fees	32,094
Custodian fees	1,177
Transfer agent/maintenance fees	8,915
Investor service fees	8,915
Portfolio accounting fees	3,566
Other	43,178

Total liabilities	112,436

Net assets	$42,027,525

Net assets consist of:
Paid in capital	$48,148,199
Undistributed net investment income	294,393
Accumulated net realized loss on investments	(11,392,570)
Net unrealized appreciation on investments	4,977,503

Net assets	$42,027,525
Capital shares outstanding	1,756,584
Net asset value per share	$23.93

Investments, at cost	$37,007,810
STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income:
Dividends	$948,558
Interest	293,783

Total investment income	1,242,341

Expenses :
Management fees	371,393
Transfer agent and administrative fees	103,165
Investor service fees	103,165
Portfolio accounting fees	41,265
Trustees’ fees*	4,910
Miscellaneous	79,467

Total expenses	703,365

Net investment income	538,976

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,237,996
Realized gain distributions from other investment companies	34,927

Net realized gain	1,272,923

Net change in unrealized appreciation (depreciation) on:
Investments	3,456,806

Net change in unrealized appreciation (depreciation)	3,456,806

Net realized and unrealized gain	4,729,729

Net increase in net assets resulting from operations	$5,268,705

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SELECT ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$538,976	$716,733
Net realized gain (loss) on investments	1,272,923	(7,403,723)
Net change in unrealized appreciation (depreciation) on investments	3,456,806	19,431,125

Net increase in net assets resulting from operations	5,268,705	12,744,135

Distributions to shareholders from:
Net investment income	(699,942)	(961,298)

Total distributions to shareholders	(699,942)	(961,298)

Capital share transactions :
Proceeds from sale of shares	8,982,102	7,839,991
Distributions reinvested	699,942	961,298
Cost of shares redeemed	(15,765,460)	(20,458,393)

Net decrease from capital share transactions	(6,083,416)	(11,657,104)

Net increase (decrease) in net assets	(1,514,653)	125,733

Net assets:
Beginning of year	43,542,178	43,416,445

End of year	$42,027,525	$43,542,178

Undistributed net investment income at end of year	$294,393	$815,264

Capital share activity :
Shares sold	408,680	443,218
Shares issued from reinvestment of distributions	30,327	45,131
Shares redeemed	(717,667)	(1,147,350)

Net decrease in shares	(278,660)	(659,001)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 25

SELECT ALLOCATION FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006 [a]

Per Share Data
Net asset value, beginning of period	$21.39	$16.11	$28.98	$25.55	$25.00

Income (loss) from investment operations:
Net investment income[b]	.28	.31	.32	.34	.40
Net gain (loss) on investments (realized and unrealized)	2.66	5.45	(12.56)	3.48	.34

Total from investment operations	2.94	5.76	(12.24)	3.82	.74

Less distributions from:
Net investment income	(.40)	(.48)	(.31)	—	(.19)
Net realized gains	—	—	(.32)	(.39)	—

Total distributions	(.40)	(.48)	(.63)	(.39)	(.19)

Net asset value, end of period	$23.93	$21.39	$16.11	$28.98	$25.55

Total Return[c]	13.75%	35.79%	(42.14%)	14.91%	2.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,028	$43,542	$43,391	$84,921	$19,989

Ratios to average net assets:
Net investment income	1.31%	1.70%	1.32%	1.22%	10.65%[d]
Total expenses[e]	1.70%	1.71%	1.66%	1.62%	1.63%[d]

Portfolio turnover rate	61%	131%	120%	171%	13%

[a]	Since the commencement of operations: November 10, 2006.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[d]	Ratios for the period ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
26 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies

Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other funds are contained in separate reports.
Each Fund invests primarily in Exchange Traded Funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”. The Funds seek to achieve their investment objectives by investing in underlying funds, in conjunction with a sparse amount of additional securities.
Security Global Investors (“SGI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
CLS Investments, LLC serves as investment sub-advisor (the “Sub-Advisor”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
A. Open-ended investment companies (“Mutual Funds”) are valued at their Net Asset Value (the “NAV”) as of the close of business, usually 4:00 p.m. Eastern Time on the valuation date. ETFs and closed-end investment companies (“closed-end funds”) are valued at the last quoted sales price.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. Debt securities with a maturity greater than 60 days at the time of purchase, are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities, with a maturity of 60 days or less at the time of purchase, if any, are valued at amortized cost, which approximates market value.
Investments for which market quotations are not readily available are fair valued as determined in good faith by SGI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in funds are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
The Funds are subject to a fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also
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NOTES TO FINANCIAL STATEMENTS (continued)
expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.
The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the Investment Company Act of 1940. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
3. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.
SGI pays the Sub-Advisor out of the advisory fees it receives. In addition, SGI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with SGI. SGI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.
RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.
RFS also provides accounting services to the Funds calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each of the Funds.
RFS engages external service providers to perform other necessary services for the Trust, such as auditing services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets.
The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.
The Board approved the use of a Distribution Plan for which RDL and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2010, this plan was not utilized.
Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
4. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2007 — 2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
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NOTES TO FINANCIAL STATEMENTS (continued)
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and capital loss carryforward expired or permanently lost due to limitations in the Internal Revenue Code. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2010, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount

Amerigo Fund	$5,494,067
Clermont Fund	1,161,544
Select Allocation Fund	7,355,252
The tax character of distributions paid during 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Amerigo Fund	$179,331	$—	$179,331
Clermont Fund	1,293,571	—	1,293,571
Select Allocation Fund	699,942	—	699,942
The tax character of distributions paid during 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Amerigo Fund	$1,134,816	$—	$1,134,816
Clermont Fund	1,340,021	—	1,340,021
Select Allocation Fund	961,298	—	961,298
The tax character of distributable earnings/(accumulated losses) at December 31, 2010, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]

Amerigo Fund	$—	$—	$27,652,510	$(46,855,626)
Clermont Fund	1,402,949	—	7,078,766	(8,978,190)
Select Allocation Fund	557,737	—	4,580,803	(11,259,214)
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1   A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward

Amerigo Fund	$(27,406,286)	$(19,449,340)	$(46,855,626)
Clermont Fund	(5,977,001)	(3,001,189)	(8,978,190)
Select Allocation Fund	(6,169,000)	(5,090,214)	(11,259,214)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

				Net Unrealized
Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Gain

Amerigo Fund	$172,160,956	$28,262,087	$(609,577)	$27,652,510
Clermont Fund	66,843,607	7,592,411	(513,645)	7,078,766
Select Allocation Fund	37,404,510	4,999,924	(419,121)	4,580,803
5. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect
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NOTES TO FINANCIAL STATEMENTS (continued)
the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical investments.
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 2
	Investments	Investments
Fund	In Securities	In Securities	Total

Assets
Amerigo Fund	$199,813,466	$—	$199,813,466
Clermont Fund	68,297,770	5,624,603	73,922,373
Select Allocation Fund	37,656,367	4,328,946	41,985,313
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
6. Securities Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, excluding government securities and short-term investments, were:

	Amerigo	Clermont	Select Allocation
	Fund	Fund	Fund

Purchases	$149,417,668	$47,678,384	$24,904,391
Sales	$189,977,163	$47,231,306	$31,303,180
During the year ended December 31, 2010, purchases and sales of government securities, excluding short-term government and temporary cash investments, were:

	Amerigo	Clermont	Select Allocation
	Fund	Fund	Fund

Purchases	$—	$601,820	$150,217
Sales	$—	$—	$—
7. Name Change
Effective May 3, 2010, the Berolina Fund changed its Fund name to the Select Allocation Fund. The name change did not have any impact on the Fund’s investment objectives or CUSIP.
8. Line of Credit
The Trust has secured an uncommitted $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33⅓% of a Fund’s net assets, 33⅓% of a Fund’s assets held by the Custodian or 33⅓% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the year ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
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NOTES TO FINANCIAL STATEMENTS (concluded)
9. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company At of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution.
10. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
11. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which will operate under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC, in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
the RYDEX|SGI variable trust annual report | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerigo Fund, Clermont Fund and Select Allocation Fund (formerly Berolina Fund) (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 24, 2011
32 | the RYDEX|SGI variable trust annual report

OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
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OTHER INFORMATION (Unaudited) (concluded)
•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fond grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
34 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret Trustee, Chairman of the Board (1940)	Rydex Series Funds — 1997 Rydex Variable Trust — 1998 Rydex Dynamic Funds — 1999	150
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour Trustee (1945)	Rydex Series Funds — 1993 Rydex Variable Trust — 1998	150
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton Trustee (1941)	Rydex Series Funds — 1995 Rydex Variable Trust — 1998	150
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller Trustee (1940)	Rydex Series Funds — 2005 Rydex Variable Trust — 2005	150
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr. Trustee (1960)	Rydex Series Funds — 2005 Rydex Variable Trust — 2005	150
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville Trustee (1942)	Rydex Series Funds — 1997 Rydex Variable Trust — 1998	150
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers Trustee (1944)	Rydex Series Funds — 1993 Rydex Variable Trust — 1998	150
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
the RYDEX|SGI variable trust annual report | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011). Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present); Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
36 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)
EXECUTIVE OFFICERS (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010 to 2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
the RYDEX|SGI variable trust annual report | 37

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVAAO-2-1210x1211

DECEMBER 31. 2010RYDEX VARIABLE TRUST ANNUAL REPORT ALTERNATIVES FUNDS U.S. LONG SHORT MOMENTUM FUND (Formerly, All-Cap Opportunity Fund) INTERNATIONAL LONG SHORT SELECT FUND (Formerly, International Opportunity Fund) ALTERNATIVE STRATEGIES ALLOCATION FUND MANAGED FUTURES STRATEGY FUND MULTI-HEDGE STRATEGIES FUND COMMODITIES STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

U.S. LONG SHORT MOMENTUM FUND	6

INTERNATIONAL LONG SHORT SELECT FUND	14

ALTERNATIVE STRATEGIES ALLOCATION FUND	22

MANAGED FUTURES STRATEGY FUND	28

MULTI-HEDGE STRATEGIES FUND	36

COMMODITIES STRATEGY FUND	52

NOTES TO FINANCIAL STATEMENTS	58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

OTHER INFORMATION	69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	71

the RYDEX|SGI variable trust annual report | 1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others

2 | the RYDEX|SGI variable trust annual report

LETTER TO OUR SHAREHOLDERS (concluded)
view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

1  Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.
*  Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

the RYDEX|SGI variable trust annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | the RYDEX|SGI variable trust annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (conducted)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1,4]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
U.S. Long Short Momentum Fund	1.76%	21.44%	$1,000.00	$1,214.42	$9.82
International Long Short Select Fund	4.14%	20.25%	1,000.00	1,202.50	22.98
Alternative Strategies Allocation Fund	0.00%†	4.82%	1,000.00	1,048.16	—
Managed Futures Strategy Fund	2.14%	1.91%	1,000.00	1,019.13	10.89
Multi-Hedge Strategies Fund	4.82%	7.85%	1,000.00	1,078.48	25.25
Commodities Strategy Fund	1.65%	22.99%	1,000.00	1,229.86	9.27

Table 2. Based on hypothetical 5% return (before expenses)

U.S. Long Short Momentum Fund	1.76%	5.00%	$1,000.00	$1,016.33	$8.94
International Long Short Select Fund	4.14%	5.00%	1,000.00	1,004.34	20.92
Alternative Strategies Allocation Fund	0.00%†	5.00%	1,000.00	1,025.21	—
Managed Futures Strategy Fund	2.14%	5.00%	1,000.00	1,014.42	10.87
Multi-Hedge Strategies Fund	4.82%	5.00%	1,000.00	1,000.91	24.31
Commodities Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39

†	Excludes expenses of the underlying funds in which the Fund invests. [1]

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.

[4]	This ratio represents annualized Total Expenses which includes dividend and interest expense related to securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be .01% lower in U.S. Long Short Momentum Fund, 1.90% lower in the International Long Short Select Fund and 3.64% lower in the Multi-Hedge Strategies Fund.

the RYDEX|SGI variable trust annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010

U.S. LONG SHORT MOMENTUM FUND
(Formerly, All-Cap Opportunity Fund)
OBJECTIVE: Seeks long-term capital appreciation.
Inception: May 1, 2002
For the one-year period ended December 31, 2010, the Fund returned 11.21% as opposed to its benchmark, the Russell 3000® Index, which ended the year up 16.93%. The performance differential for the Fund can be attributed to three major sources of relative returns: core momentum strategy, defensive hedge and transaction costs/fees.
After a difficult 2009, the performance of momentum strategies in 2010 was mixed. In contrast to 2009, 12-month momentum signals fared better than three-month signals. The former contributed positively to Fund return but was overwhelmed by losses from the shorter-term signal. The net effect was that the core momentum model trailed the Russell 3000 Index benchmark by -1.7%.
At the end of May, an active hedging model was introduced to the Fund based on the breadth of industry strength. This hedge utilizes S&P 500 Index equity futures to dial down the Fund’s equity exposure when a large number of industries have negative 12-month and three-month price momentum. This hedge was initiated at approximately 8% at the end of May, meaning that the Fund reduced its long equity exposure by 8% and introduced a short equity exposure with a notional value equal to 8% of AUM. The hedge consistently declined in value and ended the year at 3%. These are small hedge ratios relative to the amounts expected to be realized in a downward trending market. However, they did cost the Fund relative performance, as the Russell 3000 Index rallied 17.3% from the end of May through year end. In total, this hedge cost the Fund -2.4% of relative performance for the year.
For the year, transaction costs, which are estimated at 70 bps, were relatively low given the high turnover of the momentum strategy, which approximated 300% per side in 2010. Combined with management fees, these operational costs reduced Fund performance by -2.1% versus the Russell 3000 Index benchmark.
Within the Fund, large overweights of Internet & Catalog Retail and Auto Components contributed positively to benchmark relative return, with the two industry allocations generating alpha of 1.7% and 1.4%, respectively. The two biggest detractors from relative performance were allocations to Internet Software and Metals & Mining industries, which cost the Fund -1.1% and -1.0%, respectively.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

Amazon.com, Inc.	4.1%
Brookfield Asset Management, Inc. — Class A	2.4%
Priceline.com, Inc.	2.1%
Schlumberger Ltd.	1.5%
Brookfield Properties Corp.	1.5%
NIKE, Inc. — Class B	1.5%
Magna International, Inc. — Class A	1.5%
Johnson Controls, Inc.	1.5%
NetFlix, Inc.	1.4%
CB Richard Ellis Group, Inc. — Class A	1.4%

Top Ten Total	18.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)
Cumulative Fund Performance
May 1, 2002 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/01/02)

U.S. LONG SHORT MOMENTUM FUND	11.21%	2.78%	4.43%
S&P 500 INDEX	15.06%	2.29%	3.73%
RUSSELL 3000 INDEX	16.93%	2.74%	4.38%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the Russell 3000 Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

the RYDEX|SGI variable trust annual report | 7

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

COMMON STOCKS† - 98.2%

CONSUMER DISCRETIONARY - 38.7%
Amazon.com, Inc.*	12,829	$2,309,220
Priceline.com, Inc.*	2,916	1,165,088
NIKE, Inc. — Class B	9,740	831,991
Magna International, Inc. — Class A	15,860	824,720
Johnson Controls, Inc.	21,460	819,772
NetFlix, Inc.*	4,534	796,624
Liberty Media Corporation - Interactive*	47,335	746,473
McDonald’s Corp.	8,890	682,396
Expedia, Inc.	24,083	604,242
Coach, Inc.	10,380	574,118
BorgWarner, Inc.*	6,950	502,902
Las Vegas Sands Corp.*	9,910	455,365
VF Corp.	5,210	448,998
Autoliv, Inc.	5,550	438,117
TRW Automotive Holdings Corp.*	8,110	427,397
Carnival Corp.	9,230	425,595
Polo Ralph Lauren Corp. — Class A	3,500	388,220
Lear Corporation*	3,920	386,943
Gentex Corp.	13,010	384,576
Starbucks Corp.	11,910	382,668
Yum! Brands, Inc.	7,340	360,027
HSN, Inc.*	10,870	333,057
Fossil, Inc.*	4,460	314,341
Marriott International, Inc. — Class A	7,400	307,396
Goodyear Tire & Rubber Co.*	24,890	294,947
Royal Caribbean Cruises Ltd.*	6,200	291,400
Phillips-Van Heusen Corp.	4,560	287,326
Tenneco, Inc.*	6,690	275,360
Dana Holding Corp.*	15,540	267,443
Starwood Hotels & Resorts Worldwide, Inc.	4,400	267,432
Wynn Resorts Ltd.	2,530	262,715
Deckers Outdoor Corp.*	3,220	256,763
Blue Nile, Inc.*	4,368	249,238
Shutterfly, Inc.*	7,086	248,223
Federal-Mogul Corp.*	11,950	246,768
Warnaco Group, Inc.*	4,230	232,946
MGM Resorts International*	15,140	224,829
Columbia Sportswear Co.	3,600	217,080
Hanesbrands, Inc.*	8,480	215,392
Under Armour, Inc. — Class A*	3,760	206,198
Cooper Tire & Rubber Co.	8,520	200,902
Chipotle Mexican Grill, Inc.*	940	199,900
Darden Restaurants, Inc.	4,080	189,475
NutriSystem, Inc.	8,876	186,662
International Game Technology	10,470	185,214
Wolverine World Wide, Inc.	5,780	184,266
Carter’s, Inc.*	6,160	181,782
Wyndham Worldwide Corp.	5,950	178,262
CROCS, Inc.*	10,200	174,624
Iconix Brand Group, Inc.*	9,040	174,562
American Axle & Manufacturing Holdings, Inc.*	13,350	171,681
Overstock.com, Inc.*	9,987	164,586
PetMed Express, Inc.	9,241	164,582
Modine Manufacturing Co.*	9,170	142,135
Panera Bread Co. — Class A*	1,370	138,658
Fuel Systems Solutions, Inc.*	3,690	108,412
Vitacost.com, Inc.*,†††,1	15,999	8,000

Total Consumer Discretionary		21,708,009

INDUSTRIALS - 34.4%
WW Grainger, Inc.	5,480	756,843
Fastenal Co.	12,340	739,289
Caterpillar, Inc.	6,860	642,508
Fluor Corp.	7,410	490,987
Deere & Co.	5,770	479,198
Danaher Corp.	9,730	458,964
Masco Corp.	35,790	453,101
Illinois Tool Works, Inc.	7,980	426,132
Owens Corning*	13,450	418,967
MSC Industrial Direct Co. — Class A	6,380	412,722
Cummins, Inc.	3,580	393,836
PACCAR, Inc.	6,480	372,082
WESCO International, Inc.*	6,980	368,544
Lennox International, Inc.	7,130	337,178
Armstrong World Industries, Inc.	7,840	337,120
Eaton Corp.	3,280	332,953
Ingersoll-Rand plc	7,020	330,572
Jacobs Engineering Group, Inc.*	6,945	318,428
Watsco, Inc.	5,020	316,662
GATX Corp.	8,770	309,406
KBR, Inc.	10,060	306,528
Parker Hannifin Corp.	3,480	300,324
Quanta Services, Inc.*	14,790	294,617
United Rentals, Inc.*	12,870	292,792
USG Corp.*	16,790	282,576
Applied Industrial Technologies, Inc.	8,670	281,602
CNH Global N.V.	5,820	277,847
Textainer Group Holdings Ltd.	9,730	277,208
Dover Corp.	4,550	265,947
URS Corp.*	6,380	265,472
Simpson Manufacturing Company, Inc.	8,500	262,735
RSC Holdings, Inc.*	26,840	261,421
AO Smith Corp.	6,740	256,659
Joy Global, Inc.	2,900	251,575
Aecom Technology Corp.*	8,696	243,227
TAL International Group, Inc.	7,630	235,538
IHS, Inc. — Class A*	2,880	231,523
Manpower, Inc.	3,670	230,329

8 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

Verisk Analytics, Inc. — Class A*	6,620	$225,610
Beacon Roofing Supply, Inc.*	12,530	223,911
Aircastle Ltd.	21,170	221,226
Bucyrus International, Inc. — Class A	2,420	216,348
Robert Half International, Inc.	7,070	216,342
Equifax, Inc.	5,970	212,532
Interline Brands, Inc.*	9,330	212,444
Flowserve Corp.	1,770	211,019
Kaman Corp.	7,190	209,013
Dun & Bradstreet Corp.	2,510	206,046
Pall Corp.	4,040	200,303
Shaw Group, Inc.*	5,757	197,062
EMCOR Group, Inc.*	6,790	196,774
Chicago Bridge & Iron Company N.V.*	5,908	194,373
Griffon Corp.*	14,757	188,004
Universal Forest Products, Inc.	4,750	184,775
Quanex Building Products Corp.	9,236	175,207
Ameron International Corp.	2,259	172,520
Towers Watson & Co. — Class A	3,060	159,304
MasTec, Inc.*	10,330	150,715
FTI Consulting, Inc.*	3,570	133,090
Apogee Enterprises, Inc.	9,557	128,733
Trex Company, Inc.*	5,350	128,186
Tutor Perini Corp.	5,863	125,527
Granite Construction, Inc.	4,444	121,899
Corporate Executive Board Co.	3,020	113,401
NCI Building Systems, Inc.*	7,960	111,360
CoStar Group, Inc.*	1,930	111,091
Korn*	4,430	102,377
Dycom Industries, Inc.*	6,940	102,365
Acacia Research — Acacia Technologies*	3,770	97,794
Resources Connection, Inc.	5,040	93,694
Layne Christensen Co.*	2,708	93,209
TrueBlue, Inc.*	4,940	88,871
Administaff, Inc.	3,030	88,779
Insituform Technologies, Inc. — Class A*	3,329	88,252
First Solar, Inc.*	480	62,467

Total Industrials		19,278,035

ENERGY -9.1%
Schlumberger Ltd.	10,330	862,555
Halliburton Co.	12,040	491,593
Tenaris S.A. ADR	8,920	436,902
National Oilwell Varco, Inc.	6,370	428,383
Baker Hughes, Inc.	7,180	410,481
Transocean Ltd.*	5,290	367,708
Weatherford International Ltd.*	14,630	333,564
Cameron International Corp.*	5,460	276,986
FMC Technologies, Inc.*	2,950	262,284
Diamond Offshore Drilling, Inc.	3,490	233,376
Noble Corp.	6,450	230,716
Nabors Industries Ltd.*	8,770	205,744
Pride International, Inc.*	5,680	187,440
McDermott International, Inc.*	8,820	182,486
Helmerich & Payne, Inc.	3,670	177,922

Total Energy		5,088,140

FINANCIALS - 8.5%
Brookfield Asset Management, Inc. — Class A	40,897	1,361,461
Brookfield Properties Corp.	48,799	855,446
CB Richard Ellis Group, Inc. — Class A*	37,289	763,679
Jones Lang LaSalle, Inc.	6,483	544,053
Forest City Enterprises, Inc. — Class A*	27,731	462,830
St. Joe Co.*	20,661	451,443
Forestar Group, Inc.*	12,826	247,542
China Housing & Land Development, Inc.*	32,467	88,960

Total Financials		4,775,414

MATERIALS - 5.5%
BHP Billiton Ltd. ADR	4,130	383,760
Vale S.A. — Class B ADR	9,390	324,612
Rio Tinto plc	4,390	314,587
ArcelorMittal	6,400	244,032
Freeport-McMoRan Copper & Gold, Inc. —Class B	1,980	237,778
Barrick Gold Corp.	4,170	221,761
Southern Copper Co.	4,070	198,372
Goldcorp, Inc.	3,780	173,804
Newmont Mining Co.	2,710	166,475
Kinross Gold Corp.	7,460	141,442
AngloGold Ashanti Ltd. ADR	2,670	131,444
Alcoa, Inc.	8,170	125,736
Nucor Corp.	2,730	119,629
Agnico-Eagle Mines Ltd.	1,400	107,380
Cia de Minas Buenaventura S.A. ADR	2,120	103,795
Gerdau S.A. ADR	4,750	66,453

Total Materials		3,061,060

INFORMATION TECHNOLOGY - 2.0%
Intel Corp.	9,320	196,000
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11,940	149,728
Texas Instruments, Inc.	3,470	112,775
Applied Materials, Inc.	5,880	82,614
Broadcom Corp. — Class A	1,830	79,696
ASML Holding N.V. — Class G	2,020	77,447
Analog Devices, Inc.	1,630	61,402
Marvell Technology Group Ltd.*	3,280	60,844
Altera Corp.	1,680	59,774
NVIDIA Corp.*	3,650	56,210
Micron Technology, Inc.*	6,610	53,012
Linear Technology Corp.	1,500	51,885

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

Xilinx, Inc.	1,730	$50,135
Cree, Inc.*	730	48,100

Total Information Technology		1,139,622

Total Common Stocks (Cost $48,795,595)		55,050,280

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 1.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$926,553	926,553

Total Repurchase Agreement (Cost $926,553)		926,553

Total Investments - 99.9% (Cost $49,722,148)		$55,976,833

Cash & Other Assets, Less Liabilities -0.1%		66,025

Total Net Assets - 100.0%		$56,042,858

		Unrealized
	Contracts	loss

FUTURES CONTRACTS SOLD SHORT†
March 2011 S&P 500 Index
Mini Futures Contracts (Aggregate Value of Contracts $2,572,238)	41	$(55,096)

*	Non-income producing security.

†	Value determined based on Level 1 inputs except as noted — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

†††	Value determined based on Level 3 inputs — See Note 8.

[1]	Illiquid security.

[2]	Repurchase Agreement — See Note 7.

ADR — American Depositary Receipt

plc — Public Limited Company

10 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

U.S. LONG SHORT MOMENTUM FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$55,050,280
Repurchase agreements, at value	926,553

Total investments	55,976,833
Segregated cash with broker	184,500
Cash	5,807
Receivables:
Securities sold	8,998,279
Fund shares sold	11,744
Dividends	34,531

Total assets	65,211,694

Liabilities:
Payable for:
Variation margin	512
Securities purchased	9,011,067
Fund shares redeemed	17,635
Management fees	43,062
Custodian fees	1,579
Transfer agent/maintenance fees	11,962
Investor service fees	11,962
Portfolio accounting fees	4,785
Other	66,272

Total liabilities	9,168,836

Net assets	$56,042,858

Net assets consist of:
Paid in capital	$72,210,430
Accumulated net investment loss	(16,432)
Accumulated net realized loss on investments	(22,350,729)
Net unrealized appreciation on investments	6,199,589

Net assets	$56,042,858
Capital shares outstanding	4,378,188
Net asset value per share	$12.80

Investments, at cost	$48,795,595
Repurchase agreements, at cost	926,553

Total cost	$49,722,148
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $8,525)	$740,797
Interest	3,247

Total investment income	744,044

Expenses:
Management fees	533,432
Transfer agent and administrative fees	148,175
Investor service fees	148,175
Portfolio accounting fees	59,270
Trustees’ fees*	7,226
Short sales dividend expense	4,535
Prime broker interest expense	1,661
Miscellaneous	117,934

Total expenses	1,020,408

Net investment loss	(276,364)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,666,184
Futures contracts	(580,780)
Securities sold short	(377,348)

Net realized gain	10,708,056

Net change in unrealized appreciation (depreciation) on:
Investments	(5,390,126)
Futures contracts	(55,096)

Net change in unrealized appreciation (depreciation)	(5,445,222)

Net realized and unrealized gain	5,262,834

Net increase in net assets resulting from operations	$4,986,470

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 11

U.S. LONG SHORT MOMENTUM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(276,364)	$(226,802)
Net realized gain on investments	10,708,056	5,045,307
Net change in unrealized appreciation (depreciation) on investments	(5,445,222)	11,120,488

Net increase in net assets resulting from operations	4,986,470	15,938,993

Distributions to shareholders from:
Net investment income	—	(58,031)

Total distributions to shareholders	—	(58,031)

Capital Share Transactions:
Proceeds from sale of shares	26,692,398	30,590,836
Distributions reinvested	—	58,031
Cost of shares redeemed	(43,982,754)	(50,621,864)

Net decrease from capital share transactions	(17,290,356)	(19,972,997)

Net decrease in net assets	(12,303,886)	(4,092,035)

Net Assets:
Beginning of year	68,346,744	72,438,779

End of year	$56,042,858	$68,346,744

Accumulated net investment loss at end of year	$(16,432)	$—

Capital Share Activity:
Shares sold	2,270,757	3,256,064
Shares issued from reinvestment of distributions	—	5,158
Shares redeemed	(3,832,859)	(5,325,054)

Net decrease in shares	(1,562,102)	(2,063,832)

12 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

U.S. LONG SHORT MOMENTUM FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Per Share Data

Net asset value, beginning of period	$11.51	$9.05	$15.33	$13.47	$12.68

Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.03)	.01	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.34	2.50	(6.25)	3.10	1.48

Total from investment operations	1.29	2.47	(6.24)	3.08	1.46

Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	—	—	(.04)	(1.22)	(.67)

Total distributions	—	(.01)	(.04)	(1.22)	(.67)

Net asset value, end of period	$12.80	$11.51	$9.05	$15.33	$13.47

Total Return[b]	11.21%	27.29%	(40.73%)	22.75%	11.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,043	$68,347	$72,439	$130,166	$87,673

Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.33%)	0.05%	(0.15%)	(0.16%)
Total expenses	1.72%	1.71%	1.67%	1.61%	1.64%
Operating expenses[c]	1.71%	1.71%	1.67%	1.61%	1.64%

Portfolio turnover rate	314%	379%	463%	277%	353%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Operating expenses exclude interest and dividend expense from securities sold short.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010

INTERNATIONAL LONG SHORT SELECT FUND
(Formerly, International Opportunity Fund)
OBJECTIVE: Seeks long term capital appreciation.
Inception: March 27, 2008
Management of the Fund changed in June, at which time the name was changed from International Opportunity Fund to International Long Short Select Fund. The Fund is now managed according to a completely bottom-up fundamental stock selection strategy on both the long and short sides of the portfolio. The strategy does not employ derivatives or Exchange Traded Funds (ETFs) to manage equitization or positioning or for any other purpose.
Volatility best describes market performance in 2010, and investors needed to be nimble given the rapid swings in market direction and significant divergences in returns among markets. An early-year sell-off was followed by a solid bull market over February through April, before concerns over European sovereign debt in general and Greece in particular sparked a bear market that persisted until Federal Reserve Chairman Bernanke indicated that the Fed was to embark on another round of quantitative easing. The subsequent rally hit a speed bump in November, as Ireland became the next sovereign casualty, but December saw further advances to end the year on a positive note. For the one year period ended December 31, 2010 the Fund returned -1.00%. The MSCI EAFE Index was up 7.75%.
In the second half of the year, Europe dominated the return profile on the long side due to good stock selection and the heavy Fund exposure to the region. European shorts also performed well with a relatively flat return in markets that performed strongly. In North America, the Fund invests in overseas companies listed in the U.S. and in U.S. companies with significant overseas business exposure. Here, return surpassed Europe, but a lower weighting led to an overall lower contribution. North American shorts, however, performed extremely well, providing a positive return for the half-year. In Asia and Japan, long returns were also positive but short positions struggled, detracting from portfolio performance.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

Apple, Inc.	5.2%
Mastercard, Inc. — Class A	4.4%
Exxaro Resources Ltd.	4.3%
Hitachi Ltd.	3.6%
Software AG	3.5%
Valeo S.A.	3.5%
Sony Financial Holdings, Inc.	3.4%
BNP Paribas	3.4%
CNOOC Ltd.	3.3%
Julius Baer Group Ltd.	3.3%

Top Ten Total	37.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance
March 27, 2008 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(03/27/08)

INTERNATIONAL LONG SHORT SELECT FUND	-1.00%	-4.36%
S&P 500 INDEX	15.06%	0.36%
MSCI EAFE INDEX	7.75%	-4.61%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

the RYDEX|SGI variable trust annual report | 15

SCHEDULE OF INVESTMENTS	December 31, 2010
INTERNATIONAL LONG SHORT SELECT FUND

	shares	value

COMMON STOCKS† - 85.7%

INFORMATION TECHNOLOGY - 23.3%
Apple, Inc.*,1	761	$245,468
Mastercard, Inc. — Class A1	927	207,750
Hitachi Ltd.	31,835	169,708
Software AG1	1,144	167,941
Xerox Corp.	13,400	154,368
Wistron Corp.	73,434	149,629

Total Information Technology		1,094,864

CONSUMER DISCRETIONARY - 14.1%
Valeo S.A.[1]	2,922	165,897
Time Warner Cable, Inc. — Class A1	1,936	127,834
Kingfisher plc	28,412	117,015
Kabel Deutschland Holding AG*	2,464	114,890
ProSiebenSat. 1 Media AG	3,032	91,209
Cie Financiere Richemont S.A.	797	46,923

Total Consumer Discretionary		663,768

FINANCIALS - 11.7%
Sony Financial Holdings, Inc.	40	161,773
BNP Paribas[1]	2,483	158,053
Julius Baer Group Ltd.	3,299	154,674
Banco Santander S.A.	7,410	78,543

Total Financials		553,043

INDUSTRIALS - 9.5%
Marubeni Corp.	19,000	133,567
Deutsche Lufthansa AG	5,596	122,364
Neptune Orient Lines Ltd.	58,515	99,441
Yangzijiang Shipbuilding Holdings Ltd.	63,000	93,803

Total Industrials		449,175

ENERGY - 8.4%
CNOOC Ltd.	66,000	156,579
Nexen, Inc.[1]	5,355	122,630
Royal Dutch Shell plc — Class A1	3,472	115,787

Total Energy		394,996

TELECOMMUNICATION SERVICES - 6.1%
MetroPCS Communications, Inc.*,1	8,100	102,303
Koninklijke KPN N.V.	6,662	97,265
Vodafone Group plc	34,499	89,253

Total Telecommunication Services		288,821

MATERIALS - 5.7%
Exxaro Resources Ltd.	9,774	200,880
Mongolian Mining Corp.*	57,500	67,097

Total Materials		267,977

CONSUMER STAPLES - 4.1%
Imperial Tobacco Group plc	3,977	122,365
Pernod-Ricard S.A.	767	72,152

Total Consumer Staples		194,517

HEALTH CARE - 2.8%
Fresenius SE & Company KGaA	965	82,662
Fresenius SE-PREF	563	48,228

Total Health Care		130,890

Total Common Stocks (Cost $3,475,378)		4,038,051

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 25.0%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$302,114	302,114
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	301,235	301,235
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	288,326	288,326
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	288,326	288,326

Total Repurchase Agreements (Cost $1,180,001)		1,180,001

Total Long Investments - 110.6% (Cost $4,655,379)		$5,218,052

	Shares
COMMON STOCKS SOLD SHORT† - (33.5)%

FINANCIALS - (2.9)%
Commerzbank AG	18,118	(134,538)

MATERIALS - (3.2)%
JFE Holdings, Inc.	1,400	(48,744)
Fibria Celulose S.A. ADR*	6,400	(102,400)

Total Materials		(151,144)

CONSUMER STAPLES - (4.0)%
Kao Corp.	7,000	(188,563)

INDUSTRIALS - (4.9)%
Mitsubishi Heavy Industries, Ltd.	26,000	(97,630)
GS Yuasa Corp.	19,000	(131,462)

Total Industrials		(229,092)

INFORMATION TECHNOLOGY - (5.2)%
Solarworld AG	10,902	(108,808)
Foxconn International Holdings Ltd.*	196,105	(136,999)

Total Information Technology		(245,807)

16 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

INTERNATIONAL LONG SHORT SELECT FUND

	Shares	Value

CONSUMER DISCRETIONARY - (5.8)%
Esprit Holdings Ltd.	13,900	$(66,167)
Central European Media Enterprises Ltd. - Class A*	3,300	(67,155)
Sharp Corporation	14,000	(144,266)

Total Consumer Discretionary		(277,588)

ENERGY - (7.5)%
Showa Shell Sekiyu KK	19,300	(176,783)
Neste Oil Oyj	11,065	(176,786)

Total Energy		(353,569)

Total Common Stocks Sold Short (Proceeds $1,524,182)		$(1,580,301)

Cash & Other Assets,
Less Liabilities - 22.8%		1,074,244

Total Net Assets - 100.0%		$4,711,995

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2010.

[2]	Repurchase Agreements — See Note 7.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 17

INTERNATIONAL LONG SHORT SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$4,038,051
Repurchase agreements, at value	1,180,001

Total investments	5,218,052
Segregated cash with broker	1,143,815
Receivable from broker	32
Receivables:
Securities sold	52,576
Dividends	797
Foreign taxes reclaim	304
Foreign exchange	152,379
Interest	4

Total assets	6,567,959

Liabilities:
Payable to broker	32
Securities sold short, at value	1,580,301
Payable for:
Securities purchased	100,172
Fund shares redeemed	9,009
Management fees	3,528
Custodian fees	3,160
Transfer agent/maintenance fees	980
Investor service fees	980
Portfolio accounting fees	392
Interest	5,060
Foreign exchange	152,372
Other	(22)

Total liabilities	1,855,964

Net assets	$4,711,995

Net assets consist of:
Paid in capital	$7,273,300
Accumulated net investment loss	(7,234)
Accumulated net realized loss on investments	(3,060,567)
Net unrealized appreciation on investments and foreign currency	506,496

Net assets	$4,711,995
Capital shares outstanding	216,320
Net asset value per share	$21.78

Investments, at cost	$3,475,378
Repurchase agreements, at cost	1,180,001

Total cost	$4,655,379
Securities sold short, proceeds	1,524,182
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $4,181)	$42,392
Interest	909

Total investment income	43,301

Expenses:
Management fees	72,508
Transfer agent and administrative fees	20,141
Investor service fees	20,141
Portfolio accounting fees	8,056
Trustees’ fees*	1,307
Short sales dividend expense	15,393
Prime broker interest expense	33,229
Custody fees	13,232
Miscellaneous	11,620

Total expenses	195,627

Net investment loss	(152,326)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(264,227)
Futures contracts	(1,297,050)
Foreign currency	(130,524)
Securities sold short	(294,708)

Net realized loss	(1,986,509)

Net change in unrealized appreciation (depreciation) on:
Investments	633,008
Securities sold short	(56,119)
Futures contracts	(198,940)
Foreign currency	18,744

Net change in unrealized appreciation (depreciation)	396,693

Net realized and unrealized loss	(1,589,816)

Net decrease in net assets resulting from operations	$(1,742,142)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

INTERNATIONAL LONG SHORT SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(152,326)	$33,234
Net realized gain (loss) on investments	(1,986,509)	1,437,823
Net change in unrealized appreciation (depreciation) on investments	396,693	(445,336)

Net increase (decrease) in net assets resulting from operations	(1,742,142)	1,025,721

Distributions to shareholders from:
Net investment income	(46,141)	(89,971)

Total distributions to shareholders	(46,141)	(89,971)

Capital Share Transactions:
Proceeds from sale of shares	8,950,775	31,223,463
Distributions reinvested	46,141	89,971
Cost of shares redeemed	(24,435,163)	(22,381,489)

Net increase (decrease) from capital share transactions	(15,438,247)	8,931,945

Net increase (decrease) in net assets	(17,226,530)	9,867,695

Net Assets:
Beginning of year	21,938,525	12,070,830

End of year	$4,711,995	$21,938,525

Undistributed/(Accumulated) net investment income/(loss) at end of year	$(7,234)	$46,141

Capital Share Activity:
Shares sold	415,391	1,553,294
Shares issued from reinvestment of distributions	2,162	3,898
Shares redeemed	(1,187,482)	(1,272,619)

Net increase (decrease) in shares	(769,929)	284,573

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 19

INTERNATIONAL LONG SHORT SELECT FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$22.24	$17.20	$25.00

Income (loss) from investment operations:
Net investment income (loss)[c]	(.39)	.06	.01
Net gain (loss) on investments (realized and unrealized)	.14	5.07	(7.81)

Total from investment operations	(.25)	5.13	(7.80)

Less distributions from:
Net investment income	(.21)	(.09)	—

Total distributions	(.21)	(.09)	—

Net asset value, end of period	$21.78	$22.24	$17.20

Total Return[d]	(1.00%)	29.79%	(31.20%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$4,712	$21,939	$12,071

Ratios to average net assets:
Net investment income (loss)	(1.85%)	0.30%	0.09%[b]
Total expenses	2.38%	1.71%	1.64%[b]
Operating expenses[e]	1.82%	1.71%	1.64%[b]

Portfolio turnover rate	238%	324%	362%

[a]	Since the commencement of operations: March 27, 2008.

[b]	Annualized.

[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[e]	Operating expenses exclude interest and dividend expense from securities sold short.

20 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

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the RYDEX|SGI variable trust annual report | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ALTERNATIVE STRATEGIES ALLOCATION FUND
OBJECTIVE: Seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.
Inception: May 1, 2008
Federal Reserve was the dominant force in the market for 2010. The year began with the breakout of the sovereign debt crisis in Europe, and equity markets fell off on the news. After a brief recovery during earnings season, the markets were reminded of the European crisis and fell off again. However, the Fed’s announcement of its second quantitative easing policy changed the market sentiment. Beginning in late August, sentiment moved to risk-on. In the meantime, macroeconomic numbers showed the economy was improving. Despite the emergence of the Ireland crisis and the crisis in other European countries still lingering, the equity and commodities markets ignored these developments, and more than covered the losses from earlier in the year. Short-term bond yields late in the year touched record-low levels.
Alternative investment strategies did not shine in this environment, and some momentum strategies that were designed to capture the trend quicker actually lost money in the market swings. The Fund returned -0.61%. Equities, as represented by the S&P 500® Index, returned 15.06%. The Barclays Capital U.S. Aggregate Bond Index rose 6.54%.
In the whole period, the Long/Short Commodities Strategy Fund, Event Driven and Distressed Strategies Fund, and Long Short Equity Strategy Fund were the largest contributors to Fund performance. Equity Market Neutral Fund, Managed Futures Strategy Fund and PowerShares DB G10 Currency Harvest Fund contributed the least to performance.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

RVT — Managed Futures Strategy Fund	20.1%
RSF — Equity Market Neutral Fund — Class H	14.3%
RSF — Long/Short Commodities Strategy Fund — Class H	10.9%
RSF — Event Driven and Distressed Strategies Fund — Class H	9.8%
RSF — Long Short Interest Rate Strategy Fund — Class H	9.8%
RSF — Alternative Strategies Fund — Class H	9.8%
RVT— Multi-Hedge Strategies Fund	9.6%
RSF — Long Short Equity Strategy Fund — Class H	4.9%
RVT — Real Estate Fund	4.5%
PowerShares DB G10 Currency Harvest Fund	3.7%

Top Ten Total	97.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
22 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance
May 1, 2008 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(05/01/08)

ALTERNATIVE STRATEGIES ALLOCATION FUND	-0.61%	-7.32%
S&P 500 INDEX	15.06%	-1.95%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	6.54%	5.84%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 23

SCHEDULE OF INVESTMENTS	December 31, 2010

ALTERNATIVE STRATEGIES ALLOCATION FUND

	Shares	Value

CURRENCY EXCHANGE TRADED FUND† - 3.7%
PowerShares DB G10 Currency Harvest Fund	11,691	$277,544

Total Currency Exchange Traded Fund (Cost $236,372)		277,544

MUTUAL FUNDS†,1 - 94.8%
RVT — Managed Futures Strategy Fund*	67,496	1,509,896
RSF — Equity Market Neutral Fund — Class H*	49,860	1,076,976
RSF — Long/Short Commodities Strategy Fund — Class H	31,690	816,644
RSF — Event Driven and Distressed Strategies Fund — Class H*	28,589	738,744
RSF — Long Short Interest Rate Strategy Fund — Class H*	28,391	736,457
RSF — Alternative Strategies Fund — Class H	28,885	733,395
RVT — Multi-Hedge Strategies Fund*	33,907	722,227
RSF — Long Short Equity Strategy Fund — Class H*	14,252	367,134
RVT — Real Estate Fund	12,832	336,195
RVT — Commodities Strategy Fund*	6,115	83,097

Total Mutual Funds (Cost $6,926,126)		7,120,765

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 — 1.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$111,030	$111,030

Total Repurchase Agreement (Cost $111,030)		111,030

Total Investments - 100.0% (Cost $7,273,528)		$7,509,339

Cash & Other Assets, Less Liabilities - 0.0%		612

Total Net Assets - 100.0%		$7,509,951

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	Affiliated security.

[2]	Repurchase Agreement — See Note 7.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

24 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALTERNATIVE STRATEGIES ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments in unaffiliated issuers, at value*	$277,544
Investments in affiliated issuers, at value**	7,120,765
Repurchase agreements, at value	111,030

Total investments	7,509,339
Receivables:
Fund shares sold	1,410

Total assets	7,510,749

Liabilities:
Payable for:
Fund shares redeemed	798

Total liabilities	798

Net assets	$7,509,951

Net assets consist of:
Paid in capital	$8,010,100
Undistributed net investment income	111,513
Accumulated net realized loss on investments	(847,473)
Net unrealized appreciation on investments	235,811

Net assets	$7,509,951
Capital shares outstanding	377,065
Net asset value per share	$19.92

*Investments in unaffiliated issuers, at cost	$236,372
**Investments in affiliated issuers, at cost	6,926,126
Repurchase agreements, at cost	111,030

Total cost	$7,273,528
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment income:
Dividends from affiliated issuers	$64,818
Interest	173

Total investment income	64,991

Expenses:
Custody fees	168

Total expenses	168

Net investment income	64,823

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(190,886)
Investments in unaffiliated issuers	(61,451)
Realized gain distributions received from affiliated issuers	121,657

Net realized loss	(130,680)

Net change in unrealized appreciation (depreciation) on:
Investments	118,212

Net change in unrealized appreciation (depreciation)	118,212

Net realized and unrealized loss	(12,468)

Net increase in net assets resulting from operations	$52,355

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 25

ALTERNATIVE STRATEGIES ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$64,823	$16,270
Net realized loss on investments	(130,680)	(743,533)
Net change in unrealized appreciation (depreciation) on investments	118,212	816,581

Net increase in net assets resulting from operations	52,355	89,318

Distributions to shareholders from:
Net investment income	(12,042)[a]	—
Net realized gains	(5,793)[a]	—

Total distributions to shareholders	(17,835)	—

Capital share transactions:
Proceeds from sale of shares	6,967,747	4,877,224
Distributions reinvested	17,835	—
Cost of shares redeemed	(4,631,477)	(2,982,823)

Net increase from capital share transactions	2,354,105	1,894,401

Net increase in net assets	2,388,625	1,983,719

Net assets:
Beginning of year	5,121,326	3,137,607

End of year	$7,509,951	$5,121,326

Undistributed net investment income at end of year	$111,513	$180,646

Capital share activity:
Shares sold	357,589	248,709
Shares issued from reinvestment of distributions	912	—
Shares redeemed	(236,359)	(151,286)

Net increase in shares	122,142	97,423

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

26 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALTERNATIVE STRATEGIES ALLOCATION FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$20.09	$19.92	$25.00

Income (loss) from investment operations:
Net investment income[c]	.19	.07	.38
Net gain (loss) on investments (realized and unrealized)	(.31)	.10	(5.02)

Total from investment operations	(.12)	.17	(4.64)

Less distributions from:
Net investment income	(.03)[d]	—	(.39)[d]
Net realized gains	(.02)[d]	—	(.05)[d]

Total distributions	(.05)	—	(.44)

Net asset value, end of period	$19.92	$20.09	$19.92

Total Return[e]	(0.61%)	0.85%	(18.55%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,510	$5,121	$3,138

Ratios to average net assets:
Net investment income	1.01%	0.38%	2.47%[b]
Total expenses[f]	— [g]	— [g]	— [b,g]

Portfolio turnover rate	165%	149%	33%

[a]	Since commencement of operations: May 1, 2008.

[b]	Annualized.

[c]	Net investment income per share was computed using average shares outstanding throughout the period.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

[e]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[f]	Does not include expenses of the underlying funds in which the Fund invests.

[g]	Less than .01%.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
MANAGED FUTURES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® (“S&P DTI”). If the Fund meets its objective, the value of the Fund’s shares will tend to increase on a daily basis by the amount of any increase in the value of the benchmark. When the value of the benchmark declines, the value of the Fund’s shares should also decrease on a daily basis by the amount of any decrease in value of the benchmark.
Inception: November 7, 2008
For the one-year period ended December 31, 2010, the Fund returned -3.54%, compared with -2.82% for its benchmark, the Standard & Poor’s Diversified Trends Indicator (S&P DTI). Corn, silver, sugar and natural gas were the most significant positive contributors to S&P DTI performance during the year, while wheat, the euro and copper were among the components that contributed least to index performance. The contribution to return from financials and commodities were almost evenly split.
Derivatives in the Fund are used to provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
28 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance
November 7, 2008 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(11/07/08)

MANAGED FUTURES STRATEGY FUND	-3.54%	-5.04%
S&P DIVERSIFIED TRENDS INDICATOR	-2.82%	-5.80%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010
MANAGED FUTURES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES††- 35.2%
Federal Home Loan Bank[1] 0.17% due 01/10/11	$2,000,000	$1,999,915
Federal Farm Credit Bank[1]
0.09% due 01/03/11	1,500,000	1,499,993
0.15% due 01/05/11	1,000,000	999,997
Farmer Mac[1] 0.16% due 01/12/11	1,000,000	999,987

Total Federal Agency Discount Notes (Cost $5,499,842)		5,499,892

WORLD BANK DISCOUNT NOTE††- 12.8%
World Bank 0.20% due 01/05/11	2,000,000	1,999,994

Total World Bank Discount Note (Cost $1,999,956)		1,999,994

REPURCHASE AGREEMENTS††,2 - 47.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	1,884,745	1,884,745
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,879,265	1,879,265
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	1,798,725	1,798,725
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,798,725	1,798,725

Total Repurchase Agreements (Cost $7,361,460)		7,361,460

Total Investments - 95.1% (Cost $14,861,258)		$14,861,346

Cash & Other Assets, Less Liabilities - 4.9%		771,612

Total Net Assets -100.0%		$15,632,958

		unrealized
	contracts	gain(Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
March 2011 Soybean Futures Contracts (Aggregate Value of Contracts $982,100)	14	$226,089
March 2011 Copper Futures Contracts (Aggregate Value of Contracts $998,775)	9	104,002
March 2011 Wheat Futures Contracts (Aggregate Value of Contracts $436,837)	11	60,463
March 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $1,472,640)	16	55,896
March 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $179,032)	5	46,538
March 2011 Silver Futures Contracts (Aggregate Value of Contracts $308,750)	2	40,464
March 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $715,567)	7	36,051
March 2011 Corn Futures Contracts (Aggregate Value of Contracts $691,900)	22	27,411
March 2011 Coffee Futures Contracts (Aggregate Value of Contracts $268,425)	3	25,505
March 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $642,852)	6	18,508
February 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $287,100)	9	13,508
February 2011 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $567,920)	4	11,868
February 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $520,680)	12	11,547
March 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $217,215)	3	(3,459)

(Total Aggregate Value of Contracts $8,289,793)		$674,391

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2011 Swiss Franc Futures Contracts (Aggregate Value of Contracts $401,813)	3	$19,267
March 2011 Australian Dollar Futures Contracts (Aggregate Value of Contracts $304,260)	3	10,613

30 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain(loss)
March 2011 Canadian Dollar Currency Futures Contracts (Aggregate Value of Contracts $200,860)	2	$2,155

(Total Aggregate Value of Contracts $906,933)		$32,035

FUTURES CONTRACTS SOLD SHORT†
March 2011 U.S. Long Bond Futures Contracts (Aggregate Value of Contracts $1,220,937)	10	$36,293
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $1,083,938)	9	18,434

(Total Aggregate Value of Contracts $2,304,875)		$54,727

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2011 British Pound Currency Futures Contracts (Aggregate Value of Contracts $778,950)	8	$6,330
March 2011 Euro Currency Futures Contracts (Aggregate Value of Contracts $2,004,300)	12	(7,551)
March 2011 Japanese Yen Currency Futures Contracts (Aggregate Value of Contracts $2,003,138)	13	(33,452)

(Total Aggregate Value of Contracts $4,786,388)		$(34,673)

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	Repurchase Agreements — See Note 7.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 31

MANAGED FUTURES STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$7,499,886
Repurchase agreements, at value	7,361,460

Total investments	14,861,346
Segregated cash with broker	683,270
Receivables:
Variation margin	94,250
Fund shares sold	518
Interest	23
Other assets	3,054

Total assets	15,642,461

Liabilities:
Payable for:
Fund shares redeemed	874
Management fees	11,790
Custodian fees	443
Transfer agent/maintenance fees	3,275
Investor service fees	3,275
Portfolio accounting fees	1,310
Licensing fees	(11,464)

Total liabilities	9,503

Net assets	$15,632,958

Net assets consist of:
Paid in capital	$15,901,776
Accumulated net investment loss	—
Accumulated net realized loss on investments	(995,386)
Net unrealized appreciation on investments	726,568

Net assets	$15,632,958
Capital shares outstanding	698,713
Net asset value per share	$22.37

Investments, at cost	$7,499,798
Repurchase agreements, at cost	7,361,460

Total cost	$14,861,258
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment income:
Interest	29,297

Total investment income	29,297

Expenses:
Management fees	215,760
Transfer agent and administrative fees	54,215
Investor service fees	54,215
Portfolio accounting fees	21,686
Trustees’ fees*	3,876
Licensing fees	82,193
Miscellaneous	42,906

Total expenses	474,851
Less Expenses waived by Advisor	(20,585)

Net expenses	454,266

Net investment loss	(424,969)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,195)
Futures contracts	(2,104,393)

Net realized loss	(2,106,588)

Net change in unrealized appreciation (depreciation) on:
Investments	88
Futures contracts	974,880

Net change in unrealized appreciation (depreciation)	974,968

Net realized and unrealized loss	(1,131,620)

Net decrease in net assets resulting from operations	$(1,556,589)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(424,969)	$(493,500)
Net realized loss on investments	(2,106,588)	(481,674)
Net change in unrealized appreciation (depreciation) on investments	974,968	(126,186)

Net decrease in net assets resulting from operations	(1,556,589)	(1,101,360)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares	19,457,158	58,236,725
Cost of shares redeemed	(30,900,254)	(34,915,511)

Net increase (decrease) from capital share transactions	(11,443,096)	23,321,214

Net increase (decrease) in net assets	(12,999,685)	22,219,854

Net Assets:
Beginning of year	28,632,643	6,412,789

End of year	$15,632,958	$28,632,643

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	881,807	2,458,377
Shares redeemed	(1,417,904)	(1,489,649)

Net increase (decrease) in shares	(536,097)	968,728

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 33

MANAGED FUTURES STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2010[e]	2009[e]	2008[a,b]

Per Share Data
Net asset value, beginning of period	$23.19	$24.10	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.43)	(.49)	(.08)
Net loss on investments (realized and unrealized)	(.39)	(.42)	(.82)

Total from investment operations	(.82)	(.91)	(.90)

Net asset value, end of period	$22.37	$23.19	$24.10

Total Return[d]	(3.54%)	(3.78%)	(3.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,633	$28,633	$6,413

Ratios to average net assets:
Net investment loss	(1.96%)	(2.08%)	(2.09%)[b]
Total expenses	2.19%	2.32%	2.21	% [b]
Net expenses[f]	2.09%	2.20%	2.21	% [b]

Portfolio turnover rate	—	—	—

[a]	Since commencement of operations: November 7, 2008.

[b]	Annualized.

[c]	Net investment loss per share was computed using average shares outstanding throughout the period.

[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[e]	Consolidated

[f]	Net expense information reflects the expense ratios after expense waivers, as applicable.

34 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

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the RYDEX|SGI variable trust annual report | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND
OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.
Inception: November 29, 2005
2010 was the first full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation with risk management. The result for 2010 was strong, as the Fund generated a 6.18% return with only 3.5% annualized risk, for a Sharpe ratio approximating 1.5. In addition to generating a strong Sharpe ratio, the Fund generated a correlation of 60% to the S&P 500 Index over the course of the year.
While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as its benchmark, which was up 5.19% for the year. Four (global macro, long/short equity, equity market neutral and merger arbitrage) of the five hedged strategies employed by the Fund contributed positive returns to the Fund, while the fifth, fixed-income arbitrage, detracted from performance.
Global macro contributed the most to return, 3.2%, as gains from the trend model were supplemented by gains from a newly introduced relative value model.
Long/short equity contributed the second-most, adding 1.4% to Fund return. The underlying country-rotation, industry-rotation, buy-write and closed end long/short strategies all performed well and contributed approximately equal amounts to return.
Merger arbitrage contributed 0.7% to Fund return. Our implementation of this strategy returned 5.1% with volatility of 1.3%. This return trailed the HFRX Merger Arbitrage index by -0.6% but at approximately half the risk level.
The equity market neutral strategy recovered from a difficult 2009, contributing 0.6% to Fund performance in 2010 due in large part to the size trade, which was positioned to benefit along with the outperformance of small cap stocks.
The fixed-income strategies, which consist of government bond yield and spread trades, subtracted -0.6% from Fund performance during the year.
Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Qwest Communications International, Inc.	3.2%
Allegheny Energy, Inc.	2.5%
McAfee, Inc.	2.3%
Del Monte Foods Co.	2.1%
Bucyrus International, Inc. — Class A	1.9%
CommScope, Inc.	1.9%
Dionex Corp.	1.8%
Syniverse Holdings, Inc.	1.7%
Novell, Inc.	1.7%
Alberto-Culver Co. — Class B	1.7%

Top Ten Total	20.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
36 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance
November 29, 2005 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(11/29/05)

MULTI-HEDGE STRATEGIES FUND	6.18%	-1.56%	-1.38%
S&P 500 INDEX	15.06%	2.29%	2.14%
HFRX GLOBAL HEDGE FUND INDEX	5.19%	0.84%	1.12%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 61.1%

INFORMATION TECHNOLOGY — 12.3%
McAfee, Inc.*	8,630	$399,655
CommScope, Inc.*	10,960	342,171
Novell, Inc.*	51,370	304,110
L-1 Identity Solutions, Inc. — Class 1*	14,330	170,670
Compellent Technologies, Inc.*	3,060	84,425
Hypercom Corp.*	7,658	64,097
Voltaire, Ltd.*	6,020	52,073
Atheros Communications, Inc.*,1	1,030	36,998
Xerox Corp.[1]	3,190	36,749
CA, Inc.[1]	1,470	35,927
Tech Data Corp.*,1	800	35,216
CPI International, Inc.*	1,780	34,443
Art Technology Group, Inc.*	5,750	34,385
Compuware Corp.*,1	2,850	33,260
Marvell Technology Group Ltd.*,1	1,690	31,350
Fiserv, Inc.*,1	510	29,866
Skyworks Solutions, Inc.*,1	990	28,344
Corning, Inc.[1]	1,440	27,821
Intuit, Inc.*,1	560	27,608
AVX Corp.[1]	1,700	26,231
Diebold, Inc.[1]	790	25,320
EMC Corp.*,1	1,070	24,503
Xilinx, Inc.[1]	790	22,894
Micron Technology, Inc.*,1	2,600	20,852
Cree, Inc.*,1	310	20,426
Broadridge Financial Solutions, Inc	910	19,956
WebMD Health Corp. — Class A*,1	390	19,913
Silicon Laboratories, Inc.*,1	420	19,328
Akamai Technologies, Inc.*,1	400	18,820
International Business Machines Corp.[1]	120	17,611
eBay, Inc.*,1	610	16,976
Fairchild Semiconductor International, Inc. — Class A*,1	1,000	15,610
F5 Networks, Inc.*,1	110	14,318
SanDisk Corp.*,1	220	10,969
Apple, Inc.*,1	30	9,677
Harris Corp.[1]	200	9,060
LTX-Credence Corp.*	1,196	8,850
Red Hat, Inc.*,1	180	8,217
Factset Research Systems, Inc.[1]	70	6,563
Atmel Corp.*,1	420	5,174
Cognizant Technology Solutions Corp. — Class A*,1	70	5,130
Teradata Corp.*,1	110	4,528
Microchip Technology, Inc.[1]	120	4,105
Salesforce.com, Inc.*,1	30	3,960
Lexmark International, Inc. — Class A*,1	70	2,437
Amphenol Corp. — Class A1	20	1,056
Solera Holdings, Inc.[1]	20	1,026
NetApp, Inc.*	10	550

Total Information Technology		2,173,228

HEALTH CARE — 7.7%
Dionex Corp.*	2,620	309,186
King Pharmaceuticals, Inc.*	16,980	238,569
Alcon, Inc.	1,250	204,250
Crucell N.V. ADR*	4,230	132,357
Martek Biosciences Corp.*	2,210	69,173
Alexion Pharmaceuticals, Inc.*,1	500	40,275
Biogen Idec, Inc.*,1	580	38,889
Amgen, Inc.*,1	660	36,234
LifePoint Hospitals, Inc.*,1	950	34,913
ResMed, Inc.*,1	990	34,294
Cooper Companies, Inc.[1]	470	26,480
Community Health Systems, Inc.*,1	600	22,422
Endo Pharmaceuticals Holdings, Inc.*,1	570	20,355
Humana, Inc.*,1	350	19,159
Watson Pharmaceuticals, Inc.*,1	360	18,594
AmerisourceBergen Corp. — Class A1	440	15,013
Henry Schein, Inc.*,1	240	14,734
Omnicare, Inc.[1]	480	12,187
Abbott Laboratories[1]	240	11,498
Thermo Fisher Scientific, Inc.*,1	200	11,072
McKesson Corp.[1]	130	9,149
Kinetic Concepts, Inc.*,1	210	8,795
Hospira, Inc.*,1	100	5,569
Intuitive Surgical, Inc.*,1	20	5,155
Bio-Rad Laboratories, Inc. — Class A*,1	40	4,154
Teleflex, Inc.[1]	70	3,767
Edwards Lifesciences Corp.*,1	20	1,617
Perrigo Co.[1]	20	1,267
Lincare Holdings, Inc.[1]	30	805
Coventry Health Care, Inc.*	10	264

Total Health Care		1,350,196

INDUSTRIALS — 7.3%
Bucyrus International, Inc. — Class A1	3,840	343,296
Baldor Electric Co.	4,800	302,592
FedEx Corp.	560	52,086
Copa Holdings S.A. — Class A	790	46,484
CNH Global N.V.[1]	820	39,147
Thomas & Betts Corp.*,1	800	38,640
Copart, Inc.*	920	34,362
Crane Co.[1]	730	29,981
Ladish Company, Inc.*	600	29,166
Republic Services, Inc. — Class A1	970	28,964

38 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Navistar International Corp.*,1	490	$28,376
WESCO International, Inc.*,1	530	27,984
Corrections Corporation of America*,1	1,040	26,062
Goodrich Corp.[1]	280	24,660
CSX Corp.[1]	340	21,967
WW Grainger, Inc.[1]	150	20,717
TransDigm Group, Inc.*,1	240	17,282
Dollar Thrifty Automotive Group, Inc.*,1	360	17,014
Union Pacific Corp.[1]	180	16,679
L-3 Communications Holdings, Inc. — Class 3[1]	210	14,803
Southwest Airlines Co.[1]	1,100	14,278
Cummins, Inc.[1]	100	11,001
Delta Air Lines, Inc.*,1	679	8,555
ITT Corp.[1]	160	8,338
GATX Corp.[1]	230	8,114
Joy Global, Inc.[1]	90	7,808
Pentair, Inc.[1]	210	7,667
CH Robinson Worldwide, Inc.[1]	80	6,415
Valmont Industries, Inc.[1]	70	6,211
Hubbell, Inc. — Class B1	90	5,412
Applied Signal Technology, Inc.	140	5,305
FTI Consulting, Inc.*,1	140	5,219
Flowserve Corp.[1]	40	4,769
Ingersoll-Rand plc[1]	100	4,709
Timken Co.[1]	60	2,864
Snap-On, Inc.[1]	50	2,829
General Cable Corp.*,1	80	2,807
Trinity Industries, Inc.[1]	100	2,661
Armstrong World Industries, Inc.[1]	50	2,150
Raytheon Co.[1]	40	1,854
Kirby Corp.*	10	441

Total Industrials		1,279,669

FINANCIALS - 6.5%
NewAlliance Bancshares, Inc.	10,350	155,043
Marshall & Ilsley Corp.	20,030	138,608
Whitney Holding Corp.	7,730	109,380
Annaly Capital Management, Inc.	2,920	52,326
Endurance Specialty Holdings Ltd.	830	38,238
Legg Mason, Inc.	1,050	38,084
American Financial Group, Inc.	1,160	37,456
JPMorgan Chase & Co.	880	37,330
Allied World Assurance Company Holdings, Ltd.	610	36,258
Reinsurance Group of America, Inc. — Class A	570	30,615
Hospitality Properties Trust	1,320	30,413
PNC Financial Services Group, Inc.	450	27,324
Digital Realty Trust, Inc.	520	26,801
Raymond James Financial, Inc.	680	22,236
Hudson City Bancorp, Inc.	1,670	21,276
Student Loan Corp.	618	20,048
NASDAQ OMX Group, Inc.*	830	19,679
CommonWealth REIT	760	19,388
Torchmark Corp.	310	18,519
Assurant, Inc.	460	17,719
Aspen Insurance Holdings Ltd.	600	17,172
Capital One Financial Corp.	390	16,598
New York Community Bancorp, Inc.	860	16,211
Piedmont Office Realty Trust, Inc. — Class A	800	16,112
StanCorp Financial Group, Inc.	340	15,348
Rayonier, Inc.	290	15,231
CapitalSource, Inc.	2,000	14,200
Axis Capital Holdings Ltd.	340	12,199
Huntington Bancshares, Inc.	1,740	11,954
Forest City Enterprises, Inc. — Class A*	670	11,182
Public Storage	110	11,156
Zions Bancorporation	430	10,419
Unum Group	430	10,415
Hanover Insurance Group, Inc.	190	8,877
Fifth Third Bancorp	530	7,780
Douglas Emmett, Inc.	400	6,640
HCC Insurance Holdings, Inc.	220	6,367
Senior Housing Properties Trust	280	6,143
Alexandria Real Estate Equities, Inc.	80	5,861
First Citizens BancShares, Inc. — Class A	20	3,781
SL Green Realty Corp.	50	3,376
Transatlantic Holdings, Inc.	60	3,097
Morgan Stanley	90	2,449
Genworth Financial, Inc. — Class A*	180	2,365
Jones Lang LaSalle, Inc.	20	1,678
General Growth Properties, Inc.	100	1,548
Howard Hughes Corporation*	23	1,252
MBIA, Inc.*	90	1,079
Aflac, Inc.	10	564
BancorpSouth, Inc.	20	319

Total Financials		1,138,114

CONSUMER DISCRETIONARY - 6.3%
J Crew Group, Inc.*	4,780	206,209
Jo-Ann Stores, Inc.*	1,680	101,170
Whirlpool Corp.[1]	470	41,750
Comcast Corp. — Class A1	1,750	38,448
Wyndham Worldwide Corp.[1]	1,230	36,851
Mediacom Communications Corp. — Class A*	3,930	33,248
Federal-Mogul Corp.*,1	1,550	32,007
Priceline.com, Inc.*,1	80	31,964
Mattel, Inc.[1]	1,220	31,025
Darden Restaurants, Inc.[1]	660	30,650
Williams-Sonoma, Inc.[1]	670	23,912
Brinker International, Inc.[1]	960	20,045

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Ross Stores, Inc.[1]	300	$18,975
VF Corp.[1]	220	18,960
Liberty Global, Inc. — Class A*,1	520	18,398
Polo Ralph Lauren Corp. — Class A1	160	17,747
Autoliv, Inc.[1]	220	17,367
International Speedway Corp. — Class A1	660	17,272
Panera Bread Co. — Class A*,1	170	17,206
Lear Corporation*,1	170	16,781
Liberty Media Corporation - Interactive*,1	1,060	16,716
NIKE, Inc. — Class B1	190	16,230
Amazon.com, Inc.*,1	90	16,200
Liberty Media Corp. — Starz*,1	240	15,955
McDonald’s Corp.[1]	200	15,352
Service Corporation International[1]	1,830	15,097
Gentex Corp.[1]	460	13,598
Tesla Motors, Inc.*,1	510	13,581
Ford Motor Co.*,1	800	13,432
Gannett Company, Inc.[1]	880	13,279
Yum! Brands, Inc.[1]	270	13,244
PetSmart, Inc.[1]	320	12,742
NetFlix, Inc.*,1	70	12,299
Bally Technologies, Inc.*,1	290	12,235
Virgin Media, Inc.[1]	410	11,168
Career Education Corp.*,1	530	10,987
Leggett & Platt, Inc.[1]	450	10,242
Royal Caribbean Cruises Ltd.*,1	190	8,930
Guess?, Inc.[1]	180	8,518
Time Warner Cable, Inc. — Class A1	110	7,263
BorgWarner, Inc.*,1	100	7,236
Family Dollar Stores, Inc.[1]	120	5,965
Madison Square Garden, Inc. — Class A*,1	220	5,672
Viacom, Inc. — Class B1	140	5,545
Coach, Inc.[1]	90	4,978
Limited Brands, Inc.[1]	160	4,917
Hanesbrands, Inc.*,1	180	4,572
Big Lots, Inc.*,1	150	4,569
Goodyear Tire & Rubber Co.*,1	380	4,503
Phillips-Van Heusen Corp.[1]	70	4,411
DISH Network Corp. — Class A*,1	220	4,325
Hasbro, Inc.[1]	80	3,774
Bed Bath & Beyond, Inc.*,1	70	3,441
Las Vegas Sands Corp.*,1	70	3,217
Jarden Corp.[1]	90	2,778
Regal Entertainment Group — Class A1	229	2,688
Thor Industries, Inc.[1]	70	2,377
Carnival Corp.[1]	50	2,306
Hyatt Hotels Corporation — Class A*,1	50	2,288
Stanley Black & Decker, Inc.[1]	30	2,006
Johnson Controls, Inc.[1]	50	1,910
GameStop Corp. — Class A*,1	80	1,830
WMS Industries, Inc.*,1	30	1,357
Advance Auto Parts, Inc.[1]	20	1,323
Best Buy Company, Inc.[1]	30	1,029
Fossil, Inc.*	10	705
The Gap, Inc.[1]	20	443

Total Consumer Discretionary		1,117,218

CONSUMER STAPLES - 5.6%
Del Monte Foods Co.[1]	19,790	372,052
Alberto-Culver Co. — Class B	8,180	302,987
Molson Coors Brewing Co. — Class B1	840	42,160
JM Smucker Co.[1]	570	37,421
Church & Dwight Company, Inc.[1]	530	36,581
ConAgra Foods, Inc.[1]	1,500	33,870
BJ’s Wholesale Club, Inc.*,1	660	31,614
Herbalife Ltd.[1]	400	27,348
Reynolds American, Inc.[1]	740	24,139
Wal-Mart Stores, Inc.[1]	310	16,718
Coca-Cola Co.[1]	240	15,785
Estee Lauder Companies, Inc. — Class A1	180	14,526
Kimberly-Clark Corp.[1]	170	10,717
Sara Lee Corp.[1]	209	3,660
Whole Foods Market, Inc.[1]	70	3,541
Tyson Foods, Inc. — Class A1	180	3,100
Kraft Foods, Inc. — Class A1	80	2,521
Dr Pepper Snapple Group, Inc.[1]	50	1,758
Coca-Cola Enterprises, Inc.[1]	39	976

Total Consumer Staples		981,474

UTILITIES - 5.3%
Allegheny Energy, Inc.	17,730	429,775
Nicor, Inc.	2,810	140,275
Progress Energy, Inc.[1]	1,050	45,654
Xcel Energy, Inc.[1]	1,770	41,683
Oneok, Inc.[1]	720	39,938
CMS Energy Corp.[1]	2,010	37,386
NiSource, Inc.[1]	2,090	36,826
Atmos Energy Corp.[1]	1,100	34,320
N.V. Energy, Inc.[1]	2,160	30,348
DTE Energy Co.[1]	520	23,566
TECO Energy, Inc.[1]	1,300	23,140
NRG Energy, Inc.*,1	970	18,954
UGI Corp.[1]	500	15,790
Ameren Corp.[1]	410	11,558
Questar Corp.[1]	210	3,656
NSTAR[1]	19	802
CenterPoint Energy, Inc.[1]	50	786

Total Utilities		934,457

40 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value
TELECOMMUNICATION SERVICES - 5.1%
Qwest Communications International, Inc.	74,630	$567,934
Syniverse Holdings, Inc.*	10,000	308,500
Verizon Communications, Inc.[1]	860	30,771

Total Telecommunication Services		907,205

ENERGY - 3.7%
Atlas Energy, Inc.*	3,060	134,601
T-3 Energy Services, Inc. — Class 3*	3,130	124,668
Penn Virginia GP Holdings, LP	2,950	77,644
Newfield Exploration Co.*	560	40,382
EXCO Resources, Inc.	1,830	35,539
Southern Union Co.	1,460	35,142
Teekay Corp.	960	31,757
Spectra Energy Corp.	1,170	29,238
Murphy Oil Corp.	350	26,093
Rowan Companies, Inc.*	640	22,342
Helmerich & Payne, Inc.	360	17,453
Pride International, Inc.*	390	12,870
National Oilwell Varco, Inc.	170	11,432
Williams Companies, Inc.	380	9,394
Peabody Energy Corp.	140	8,957
Chevron Corp.	70	6,388
Oil States International, Inc.*	80	5,127
Alpha Natural Resources, Inc.*	70	4,202
Concho Resources, Inc.*	40	3,507
Tidewater, Inc.	60	3,230
Exterran Holdings, Inc.*	130	3,114
Diamond Offshore Drilling, Inc.	30	2,006
Marathon Oil Corp.	50	1,852
Cabot Oil & Gas Corp.	20	757
Atwood Oceanics, Inc.*	10	374

Total Energy		648,069

MATERIALS -1.3%
Reliance Steel & Aluminum Co.[1]	720	36,792
Newmont Mining Co.[1]	510	31,329
Ashland, Inc.[1]	490	24,921
Cytec Industries, Inc.[1]	280	14,857
Bemis Company, Inc.[1]	430	14,044
Huntsman Corp.[1]	820	12,800
Valspar Corp.[1]	350	12,068
Compass Minerals International, Inc.[1]	130	11,605
MeadWestvaco Corp.[1]	410	10,726
Domtar Corp.[1]	130	9,870
Packaging Corporation of America[1]	380	9,819
MMC Norilsk Nickel ADR	335	8,054
RPM International, Inc.[1]	300	6,630
Celanese Corp. — Class A1	130	5,352
Albemarle Corp.[1]	90	5,020
Sealed Air Corp.[1]	160	4,072
Sherwin-Williams Co.[1]	30	2,513
Cabot Corp.[1]	30	1,130

Total Materials		221,602

Total Common Stocks (Cost $9,477,301)		10,751,222

EXCHANGE TRADED FUNDS† - 3.0%
iShares MSCI Chile Investable Market Index Fund	1,550	123,380
iShares MSCI Malaysia Index Fund	6,620	95,196
iShares MSCI United Kingdom Index Fund	3,880	67,396
iShares MSCI Turkey Index Fund	690	45,685
iShares MSCI Emerging Markets Index Fund	860	40,953
iShares MSCI South Africa Index Fund	540	40,327
iPath MSCI India Index ETN	510	39,607
iShares MSCI South Korea Index Fund	410	25,088
Vanguard Emerging Markets ETF	260	12,519
iShares MSCI Sweden Index Fund	390	12,180
iShares MSCI Switzerland Index Fund	450	11,286
iShares MSCI Australia Index Fund	410	10,430
iShares MSCI Canada Index Fund	120	3,720

Total Exchange Traded Funds (Cost $371,613)		527,767

CLOSED-END FUNDS† - 11.1%
Cohen & Steers Infrastructure Fund, Inc.	8,089	132,821
Royce Value Trust, Inc.	8,885	129,191
Gabelli Dividend & Income Trust	7,852	120,607
NFJ Dividend Interest & Premium Strategy Fund[1]	6,710	117,492
Cohen & Steers Quality Income Realty Fund, Inc.	12,049	104,224
Liberty All Star Equity Fund	20,802	102,554
Cohen & Steers REIT and Preferred Income Fund, Inc.[1]	7,063	100,930
Calamos Strategic Total Return Fund	9,673	89,572
Eaton Vance Tax-Advantaged Dividend Income Fund	4,735	78,364
Alpine Global Premier Properties Fund[1]	10,579	75,005
Adams Express Company	5,942	63,702
John Hancock Bank and Thrift Opportunity Fund	3,537	60,907
DWS High Income Opportunities Fund, Inc.[1]	4,039	56,869
Tri-Continental Corp.	3,897	53,623

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

H&Q Healthcare Investors	3,744	$50,057
John Hancock Tax-Advantaged Dividend Income Fund	3,254	48,517
BlackRock Strategic Dividend Achievers Trust	4,397	46,960
Petroleum & Resources Corp.	1,723	46,538
Macquarie Global Infrastructure Total Return Fund, Inc.	2,599	44,911
General American Investors Company, Inc.	1,332	35,715
Swiss Helvetia Fund, Inc.	2,292	31,034
Zweig Fund, Inc.	9,005	30,167
Clough Global Equity Fund	1,975	29,783
LMP Capital and Income Fund, Inc.[1]	2,357	29,345
H&Q Life Sciences Investors[1]	2,615	28,164
Royce Micro-Capital Trust, Inc.	2,601	25,489
Claymore Dividend & Income Fund[1]	1,693	25,446
Gabelli Global Deal Fund	1,833	24,507
Nuveen Diversified Dividend and Income Fund	1,904	20,735
Neuberger Berman Real Estate Securities Income Fund, Inc.	5,159	20,481
Cohen & Steers Dividend Majors Fund, Inc.	1,471	19,064
Source Capital, Inc.	352	18,726
Liberty All Star Growth Fund, Inc.	4,280	18,190
Nuveen Tax-Advantaged Dividend Growth Fund[1]	1,299	16,900
LMP Real Estate Income Fund, Inc.	1,531	15,463
Lazard Global Total Return and Income Fund, Inc.	987	14,864
Blue Chip Value Fund, Inc.	3,414	12,666
Macquarie	866	12,540
Royce Focus Trust, Inc.	1,420	10,749
Diamond Hill Financial Trends Fund, Inc.	333	3,267

Total Closed-End Funds (Cost $1,562,149)		1,966,139

	Face Amount

REPURCHASE AGREEMENTS††,2 - 11.0%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11[1]	$623,069	623,069
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	454,816	454,816
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	435,324	435,324
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	$435,324	435,324

Total Repurchase Agreements (Cost $1,948,533)		1,948,533

Total Long Investments - 86.2% (Cost $13,359,596)		$15,193,661

	Shares
COMMON STOCKS SOLD SHORT† - (33.2)%

CONSUMER STAPLES — (1.4)%
SUPERVALU, Inc.	90	(867)
Costco Wholesale Corp.	30	(2,166)
Colgate-Palmolive Co.	30	(2,411)
Lorillard, Inc.	30	(2,462)
Altria Group, Inc.	110	(2,708)
Avon Products, Inc.	120	(3,487)
PepsiCo, Inc.	60	(3,920)
Sysco Corp.	140	(4,116)
Mead Johnson Nutrition Co. — Class A	70	(4,357)
Central European Distribution Corp.*	300	(6,870)
Kellogg Co.	150	(7,662)
Smithfield Foods, Inc.*	430	(8,871)
Flowers Foods, Inc.	350	(9,419)
Energizer Holdings, Inc.*	140	(10,206)
Clorox Co.	220	(13,922)
Brown-Forman Corp. — Class B	220	(15,316)
HJ Heinz Co.	310	(15,333)
Procter & Gamble Co.	260	(16,726)
Archer-Daniels-Midland Co.	560	(16,845)
Safeway, Inc.	791	(17,790)
Kroger Co.	811	(18,134)
Corn Products International, Inc.	410	(18,860)
Bunge Ltd.	300	(19,656)
Constellation Brands, Inc. — Class A*	911	(20,169)

Total Consumer Staples		(242,273)

MATERIALS - (1.5)%
Greif, Inc. — Class A	10	(619)
Praxair, Inc.	10	(955)
Alcoa, Inc.	70	(1,077)
Sigma-Aldrich Corp.	30	(1,997)
Owens-Illinois, Inc.*	110	(3,377)
Monsanto Co.	50	(3,482)
Commercial Metals Co.	250	(4,147)
Mosaic Co.	60	(4,582)
Temple-Inland, Inc.	240	(5,098)
International Paper Co.	220	(5,993)
AK Steel Holding Corp.	430	(7,039)

42 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

	Shares	Value

Ecolab, Inc.	230	$(11,597)
Eagle Materials, Inc.	520	(14,690)
Allegheny Technologies, Inc.	270	(14,899)
Freeport-McMoRan Copper & Gold, Inc. — Class B	130	(15,612)
Nucor Corp.	400	(17,528)
Royal Gold, Inc.	330	(18,028)
Scotts Miracle-Gro Co. — Class A	360	(18,277)
Southern Copper Co.	390	(19,008)
Vulcan Materials Co.	450	(19,962)
Intrepid Potash, Inc.*	561	(20,920)
Martin Marietta Materials, Inc.	250	(23,060)
Nalco Holding Co.	1,021	(32,611)

Total Materials		(264,558)

CONSUMER DISCRETIONARY — (2.0)%
New York Times Co. — Class A*	40	(392)
Tempur-Pedic International, Inc.*	20	(801)
MGM Resorts International*	60	(891)
Scripps Networks Interactive, Inc. — Class A	30	(1,553)
Expedia, Inc.	80	(2,007)
Choice Hotels International, Inc.	71	(2,717)
Thomson Reuters Corp.	80	(2,982)
DreamWorks Animation SKG, Inc. — Class A*	120	(3,536)
American Eagle Outfitters, Inc.	250	(3,658)
Abercrombie & Fitch Co. — Class A	70	(4,034)
LKQ Corp.*	180	(4,090)
Chico’s FAS, Inc.	460	(5,534)
NVR, Inc.*	10	(6,910)
Wendy’s — Class A	1,851	(8,552)
Macy’s, Inc.	380	(9,614)
Harley-Davidson, Inc.	280	(9,708)
Urban Outfitters, Inc.*	280	(10,027)
Weight Watchers International, Inc.	270	(10,122)
Wynn Resorts Ltd.	100	(10,384)
Mohawk Industries, Inc.*	200	(11,352)
Cablevision Systems Corp. — Class A	410	(13,874)
Newell Rubbermaid, Inc.	780	(14,180)
Lamar Advertising Co. — Class A*	370	(14,741)
Dick’s Sporting Goods, Inc.*	400	(15,000)
Office Depot, Inc.*	2,812	(15,185)
Home Depot, Inc.	480	(16,829)
Liberty Media Corp.- Capital*	270	(16,891)
News Corp. — Class A	1,221	(17,778)
MDC Holdings, Inc.	630	(18,125)
Meredith Corp.	530	(18,365)
Marriott International, Inc. — Class A	460	(19,108)
Morningstar, Inc.	370	(19,640)
International Game Technology	1,121	(19,830)
Harman International Industries, Inc.*	460	(21,298)

Total Consumer Discretionary		(349,708)

ENERGY — (2.3)%
Devon Energy Corp.	20	(1,570)
FMC Technologies, Inc.*	20	(1,778)
Schlumberger Ltd.	30	(2,505)
Exxon Mobil Corp.	40	(2,925)
Petrohawk Energy Corp.*	172	(3,139)
Unit Corp.*	70	(3,254)
Plains Exploration & Production Co.*	190	(6,107)
EQT Corp.	171	(7,668)
Holly Corp.	230	(9,377)
Valero Energy Corp.	540	(12,485)
SandRidge Energy, Inc.*	1,780	(13,030)
Chesapeake Energy Corp.	540	(13,991)
McDermott International, Inc.*	800	(16,552)
Comstock Resources, Inc.*	680	(16,701)
Southwestern Energy Co.*	490	(18,341)
Denbury Resources, Inc.*	981	(18,727)
Ultra Petroleum Corp.*	410	(19,586)
ConocoPhillips	290	(19,749)
Range Resources Corp.	450	(20,241)
Continental Resources, Inc.*	360	(21,186)
Weatherford International Ltd.*	951	(21,683)
Frontier Oil Corp.	1,241	(22,350)
Superior Energy Services, Inc.*	650	(22,744)
Atlas Pipeline Holdings, LP	1,643	(24,645)
Penn Virginia Resource Partners, LP	2,920	(82,694)

Total Energy		(403,028)

HEALTH CARE — (2.4)%
Quest Diagnostics, Inc.	10	(540)
CR Bard, Inc.	10	(918)
Covance, Inc.*	60	(3,085)
DENTSPLY International, Inc.	100	(3,417)
Emdeon, Inc. — Class A*	360	(4,874)
Cerner Corp.*	60	(5,684)
Techne Corp.	110	(7,224)
IDEXX Laboratories, Inc.*	110	(7,614)
Celgene Corp.*	150	(8,871)
Alere, Inc.*	250	(9,150)
Hill-Rom Holdings, Inc.	280	(11,024)
Vertex Pharmaceuticals, Inc.*	340	(11,910)
Amylin Pharmaceuticals, Inc.*	840	(12,356)
Allergan, Inc.	180	(12,361)
Brookdale Senior Living, Inc. — Class A*	710	(15,201)
DaVita, Inc.*	220	(15,288)
Human Genome Sciences, Inc.*	640	(15,290)
Eli Lilly & Co.	440	(15,418)
Laboratory Corporation of America Holdings*	190	(16,705)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

	Shares	Value

Health Net, Inc.*	620	$(16,920)
Cephalon, Inc.*	280	(17,282)
BioMarin Pharmaceutical, Inc.*	710	(19,120)
VCA Antech, Inc.*	831	(19,354)
United Therapeutics Corp.*	310	(19,598)
Patterson Companies, Inc.	650	(19,910)
Charles River Laboratories International, Inc.*	570	(20,258)
Boston Scientific Corp.*	2,713	(20,537)
Agilent Technologies, Inc.*	510	(21,129)
Gen-Probe, Inc.*	370	(21,590)
Regeneron Pharmaceuticals, Inc.*	700	(22,981)
Beckman Coulter, Inc.	330	(24,826)

Total Health Care		(420,435)

INDUSTRIALS — (3.6)%
Iron Mountain, Inc.	1	(25)
Donaldson Company, Inc.	10	(583)
Boeing Co.	10	(653)
Hertz Global Holdings, Inc.*	50	(725)
Honeywell International, Inc.	20	(1,063)
Emerson Electric Co.	30	(1,715)
Aecom Technology Corp.*	70	(1,958)
AMR Corp.*	334	(2,602)
Avis Budget Group, Inc.*	250	(3,890)
United Technologies Corp.	50	(3,936)
Gardner Denver, Inc.	80	(5,506)
Manpower, Inc.	90	(5,648)
Manitowoc Company, Inc.	450	(5,899)
Masco Corp.	510	(6,457)
Tyco International Ltd.	170	(7,045)
UTI Worldwide, Inc.	360	(7,632)
BE Aerospace, Inc.*	220	(8,147)
Spirit Aerosystems Holdings, Inc. — Class A*	430	(8,948)
MSC Industrial Direct Co. — Class A	140	(9,057)
Rockwell Automation, Inc.	140	(10,039)
USG Corp.*	800	(13,464)
Quanta Services, Inc.*	680	(13,546)
KBR, Inc.	460	(14,016)
Deere & Co.	170	(14,118)
Shaw Group, Inc.*	430	(14,719)
AMETEK, Inc.	390	(15,307)
Illinois Tool Works, Inc.	300	(16,020)
Fastenal Co.	270	(16,176)
Jacobs Engineering Group, Inc.*	360	(16,506)
Lockheed Martin Corp.	240	(16,778)
Expeditors International of Washington, Inc.	310	(16,926)
Graco, Inc.	430	(16,964)
Alliant Techsystems, Inc.	240	(17,863)
Landstar System, Inc.	450	(18,423)
Chicago Bridge & Iron Company N.V.*	560	(18,424)
Fluor Corp.	280	(18,553)
PACCAR, Inc.	330	(18,949)
Con-way, Inc.	530	(19,382)
WABCO Holdings, Inc.*	320	(19,498)
Oshkosh Corp.*	560	(19,734)
Robert Half International, Inc.	651	(19,921)
J.B. Hunt Transport Services, Inc.	490	(19,997)
Kennametal, Inc.	521	(20,559)
Avery Dennison Corp.	490	(20,747)
Terex Corp.*	761	(23,621)
Robbins & Myers, Inc.	2,860	(102,331)

Total Industrials		(634,070)

TELECOMMUNICATION SERVICES — (3.8)%
AT&T, Inc.	10	(294)
Frontier Communications Corp.	80	(778)
Windstream Corp.	160	(2,230)
United States Cellular Corp.*	70	(3,496)
American Tower Corp. — Class A*	90	(4,647)
Leap Wireless International, Inc.*	680	(8,337)
Sprint Nextel Corp.*	2,370	(10,025)
Level 3 Communications, Inc.*	13,018	(12,758)
NII Holdings, Inc.*	350	(15,631)
MetroPCS Communications, Inc.*	1,381	(17,442)
CenturyLink, Inc.	12,840	(592,823)

Total Telecommunication Services		(668,461)

INFORMATION TECHNOLOGY — (4.2)%
National Semiconductor Corp.	1	(14)
NeuStar, Inc. — Class A*	1	(26)
CoreLogic, Inc.	10	(185)
Equinix, Inc.*	10	(813)
Motorola Solutions, Inc.*	140	(1,270)
NVIDIA Corp.*	100	(1,540)
Alliance Data Systems Corp.*	30	(2,131)
Seagate Technology plc*	162	(2,435)
Zebra Technologies Corp. — Class A*	71	(2,697)
Cypress Semiconductor Corp.*	210	(3,902)
Juniper Networks, Inc.*	110	(4,061)
Yahoo!, Inc.*	390	(6,486)
Trimble Navigation Ltd.*	200	(7,986)
Jabil Circuit, Inc.	420	(8,438)
KLA-Tencor Corp.	221	(8,539)
Nuance Communications, Inc.*	530	(9,635)
Automatic Data Processing, Inc.	240	(11,107)
Activision Blizzard, Inc.	901	(11,208)
Novellus Systems, Inc.*	350	(11,312)
Verigy, Ltd.*	965	(12,564)
Dell, Inc.*	1,051	(14,241)
International Rectifier Corp.*	501	(14,875)
Avnet, Inc.*	460	(15,194)
Symantec Corp.*	921	(15,417)
Mastercard, Inc. — Class A	70	(15,688)
MEMC Electronic Materials, Inc.*	1,421	(16,000)
Brocade Communications Systems, Inc.*	3,062	(16,198)
Itron, Inc.*	300	(16,635)
QLogic Corp.*	1,000	(17,020)

44 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

	Shares	Value

Cadence Design Systems, Inc.*	2,152	$(17,775)
Electronic Arts, Inc.*	1,101	(18,034)
Rambus, Inc.*	890	(18,227)
IAC/InterActiveCorp.*	640	(18,368)
Western Union Co.	1,011	(18,774)
Adobe Systems, Inc.*	620	(19,084)
Molex, Inc.	841	(19,107)
National Instruments Corp.	510	(19,196)
NCR Corp.*	1,251	(19,228)
Autodesk, Inc.*	510	(19,482)
Lam Research Corp.*	380	(19,676)
LSI Corp.*	3,293	(19,725)
ANSYS, Inc.*	380	(19,787)
Varian Semiconductor Equipment Associates, Inc.*	541	(20,001)
Applied Materials, Inc.	1,431	(20,106)
Paychex, Inc.	660	(20,401)
Avago Technologies Ltd.	730	(20,783)
Teradyne, Inc.*	1,520	(21,341)
ON Semiconductor Corp.*	2,220	(21,934)
Monster Worldwide, Inc.*	951	(22,472)
Ciena Corp.*	1,271	(26,755)
VeriFone Systems, Inc.*	1,850	(71,336)

Total Information Technology		(739,209)

UTILITIES — (5.1)%
Hawaiian Electric Industries, Inc.	1	(23)
PG&E Corp.	10	(478)
Entergy Corp.	10	(708)
Aqua America, Inc.	91	(2,046)
SCANA Corp.	80	(3,248)
Alliant Energy Corp.	350	(12,870)
Constellation Energy Group, Inc.	430	(13,171)
Great Plains Energy, Inc.	700	(13,573)
Duke Energy Corp.	801	(14,266)
Integrys Energy Group, Inc.	300	(14,553)
Vectren Corp.	610	(15,482)
Sempra Energy	300	(15,744)
Dominion Resources, Inc.	410	(17,515)
PPL Corp.	670	(17,634)
Wisconsin Energy Corp.	300	(17,658)
Public Service Enterprise Group, Inc.	560	(17,814)
Exelon Corp.	430	(17,905)
MDU Resources Group, Inc.	891	(18,061)
Southern Co.	480	(18,350)
Energen Corp.	390	(18,821)
National Fuel Gas Co.	320	(20,998)
AES Corp.*	2,411	(29,366)
Ormat Technologies, Inc.	1,130	(33,425)
Calpine Corp.*	2,511	(33,497)
AGL Resources, Inc.	2,380	(85,323)
FirstEnergy Corp.	12,145	(449,608)

Total Utilities		(902,137)

FINANCIALS — (6.9)%
Moody’s Corp.	1	(27)
Regions Financial Corp.	40	(280)
State Street Corp.	10	(463)
Popular, Inc.*	190	(597)
U.S. Bancorp	30	(809)
SEI Investments Co.	50	(1,189)
Commerce Bancshares, Inc.	32	(1,252)
Bank of Hawaii Corp.	40	(1,888)
RenaissanceRe Holdings Ltd.	30	(1,911)
MSCI, Inc. — Class A*	50	(1,948)
Weyerhaeuser Co.	110	(2,082)
Nationwide Health Properties, Inc.	70	(2,547)
SunTrust Banks, Inc.	100	(2,951)
Wilmington Trust Corp.	690	(2,995)
SLM Corp.*	240	(3,022)
Cullen	50	(3,056)
Fidelity National Financial, Inc. — Class A	240	(3,283)
Vornado Realty Trust	50	(4,167)
Loews Corp.	110	(4,280)
American National Insurance Company	50	(4,281)
City National Corp.	70	(4,295)
Prudential Financial, Inc.	80	(4,697)
First Horizon National Corp.*	407	(4,797)
Interactive Brokers Group, Inc. — Class A	270	(4,811)
Principal Financial Group, Inc.	150	(4,884)
KeyCorp	553	(4,894)
Affiliated Managers Group, Inc.*	50	(4,961)
Goldman Sachs Group, Inc.	30	(5,045)
M&T Bank Corp.	60	(5,223)
TD Ameritrade Holding Corp.	300	(5,697)
Bank of New York Mellon Corp.	190	(5,738)
Allstate Corp.	180	(5,738)
Charles Schwab Corp.	340	(5,817)
Janus Capital Group, Inc.	450	(5,837)
Hartford Financial Services Group, Inc.	230	(6,093)
Plum Creek Timber Company, Inc.	170	(6,367)
Franklin Resources, Inc.	60	(6,673)
Synovus Financial Corp.	2,741	(7,236)
Equity Residential	160	(8,312)
BOK Financial Corp.	160	(8,544)
Host Hotels & Resorts, Inc.	510	(9,114)
American Express Co.	240	(10,301)
Wells Fargo & Co.	350	(10,847)
Everest Re Group Ltd.	140	(11,875)
CB Richard Ellis Group, Inc. — Class A*	610	(12,493)
TCF Financial Corp.	870	(12,885)
Kimco Realty Corp.	720	(12,989)
Jefferies Group, Inc.	510	(13,581)
Mercury General Corp.	330	(14,193)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

	Shares	Value

AvalonBay Communities, Inc.	130	$(14,631)
Liberty Property Trust	470	(15,002)
Taubman Centers, Inc.	300	(15,144)
Fulton Financial Corp.	1,481	(15,314)
St. Joe Co.*	710	(15,514)
ProLogis	1,111	(16,043)
TFS Financial Corp.	1,811	(16,335)
Progressive Corp.	841	(16,711)
White Mountains Insurance Group Ltd.	50	(16,780)
Regency Centers Corp.	410	(17,318)
W.R. Berkley Corp.	650	(17,797)
Duke Realty Corp.	1,431	(17,830)
Greenhill & Company, Inc.	220	(17,970)
NYSE Euronext	600	(17,988)
Arthur J Gallagher & Co.	640	(18,611)
Markel Corp.*	50	(18,906)
Brown & Brown, Inc.	791	(18,937)
XL Group plc — Class A	871	(19,005)
Marsh & McLennan Companies, Inc.	710	(19,411)
Leucadia National Corp.	671	(19,580)
Citigroup, Inc.*	4,143	(19,596)
AON Corp.	440	(20,244)
MetLife, Inc.	460	(20,442)
People’s United Financial, Inc.	1,461	(20,469)
Associated Banc-Corp.	1,501	(22,740)
Lincoln National Corp.	840	(23,360)
Comerica, Inc.	570	(24,077)
Valley National Bancorp	1,770	(25,311)
BB&T Corp.	991	(26,053)
Hancock Holding Co.	3,360	(117,130)
First Niagara Financial Group, Inc.	10,170	(142,177)
Bank of Montreal	2,590	(149,106)

Total Financials		(1,222,497)

Total Common Stocks Sold Short (Proceeds $5,109,603)		(5,846,376)

EXCHANGE TRADED FUNDS SOLD SHORT† - (12.7)%
iShares MSCI BRIC Index Fund	10	(491)
iShares MSCI Singapore Index Fund	50	(693)
iShares MSCI Belgium Investable Market Index Fund	179	(2,350)
iShares MSCI Hong Kong Index Fund	130	(2,458)
iShares MSCI Japan Index Fund	357	(3,895)
iShares MSCI Taiwan Index Fund	286	(4,467)
Market Vectors — Gold Miners ETF	108	(6,639)
iShares MSCI Netherlands Investable Market Index Fund	600	(12,654)
iShares MSCI France Index Fund	631	(15,428)
iShares MSCI Mexico Investable Market Index Fund	460	(28,483)
Powershares QQQ	591	(32,192)
iShares MSCI Germany Index Fund	1,350	(32,319)
iShares MSCI Spain Index Fund	1,120	(41,149)
iShares MSCI Italy Index Fund	2,790	(45,700)
iShares Russell 1000 Growth Index Fund	952	(54,512)
iShares MSCI EMU Index Fund	2,790	(98,403)
iShares MSCI EAFE Index Fund	1,852	(107,842)
iShares Dow Jones US Real Estate Index Fund	1,957	(109,514)
iShares Russell 1000 Value Index Fund	2,733	(177,290)
iShares Russell 2000 Index Fund	5,940	(464,686)
SPDR S&P 500 ETF Trust	7,949	(999,825)

Total Exchange Traded Funds Sold Short (Proceeds $1,946,393)		(2,240,990)

Total Securities Sold Short — (45.9)% (Proceeds $7,055,996)		$(8,087,366)

Cash & Other Assets, Less Liabilities - 59.7%		10,530,648

Total Net Assets - 100.0%		$17,636,943

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
September 2011 Coffee Futures Contracts (Aggregate Value of Contracts $617,794)	7	$104,806
July 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $557,323)	19	102,912
September 2011 Soybean Futures Contracts (Aggregate Value of Contracts $537,400)	8	67,704
December 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $553,190)	11	59,961
June 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $743,070)	17	55,751
May 2011 Soybean Oil Futures Contracts (Aggregate Value of Contracts $246,708)	7	54,020
July 2011 Wheat Futures Contracts (Aggregate Value of Contracts $416,000)	10	46,516
October 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $499,254)	5	41,275

46 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

		Unrealized
	Contracts	Gain (LOSS)

April 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $535,290)	5	$38,772
December 2011 Copper Futures Contracts (Aggregate Value of Contracts $218,850)	2	27,394
September 2011 Corn Futures Contracts (Aggregate Value of Contracts $506,175)	17	27,032
October 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $295,740)	9	18,509
March 2011 Silver Futures Contracts (Aggregate Value of Contracts $154,375)	1	16,957
February 2011 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $283,960)	2	9,016
April 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $292,860)	6	8,730
March 2011 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $123,537)	2	7,880
September 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $94,250)	1	4,377
April 2011 LME Lead Futures Contracts (Aggregate Value of Contracts $63,738)	1	2,659
December 2011 LME Nickel Futures Contracts (Aggregate Value of Contracts $147,000)	1	986

(Total Aggregate Value of Contracts $6,886,514)		$695,257

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $2,189,320)	28	$49,091

March 2011 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $2,173,200)	24	43,649
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $3,854,000)	32	(129,843)
April 2011 Volatility Index Futures Contracts (Aggregate Value of Contracts $3,309,800)	134	(412,402)

(Total Aggregate Value of Contracts $11,526,320)		$(449,505)

FUTURES CONTRACTS SOLD SHORT†
January 2011 Volatility Index Futures Contracts (Aggregate Value of Contracts $1,786,500)	90	$465,154
March 2011 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $12,916,391)	59	25,846
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $4,203,412)	67	(89,021)

(Total Aggregate Value of Contracts $18,906,303)		$401,979

COMMODITY FUTURES CONTRACTS SOLD SHORT†
January 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $52,340)	1	$6,833
April 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $269,280)	6	(6,216)
May 2011 Coffee Futures Contracts (Aggregate Value of Contracts $269,944)	3	(6,966)
December 2011 Natural Gas Futures Contracts (Aggregate Value of Contracts $254,000)	5	(7,406)
May 2011 Wheat Futures Contracts (Aggregate Value of Contracts $287,262)	7	(8,423)

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

		Unrealized
	Contracts	Loss
May 2011 Corn Futures Contracts (Aggregate Value of Contracts $286,425)	9	$(13,193)
November 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $328,217)	3	(14,438)
March 2011 Soybean Futures Contracts (Aggregate Value of Contracts $280,600)	4	(23,027)
October 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $300,608)	11	(34,586)
April 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $317,999)	3	(34,953)
May 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $439,800)	12	(41,414)
March 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $362,025)	5	(63,211)

(Total Aggregate Value of Contracts $3,448,500)		$(247,000)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2011 Euro Currency Mini Futures Contracts (Aggregate Value of Contracts $167,013)	2	$(622)

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2010.

[2]	Repurchase Agreements — See Note 7.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

48 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$13,245,128
Repurchase agreements, at value	1,948,533

Total investments	15,193,661
Segregated cash with broker	10,329,742
Cash	11,193
Receivables:
Variation margin	48,031
Securities sold	430,145
Dividends	18,078
Other assets	7,182

Total assets	26,038,032

Liabilities:
Securities sold short, at value	8,087,366
Payable for:
Securities purchased	280,978
Fund shares redeemed	2,421
Management fees	17,187
Short sales dividend	4,378
Prime broker interest	8,759

Total liabilities	8,401,089

Net assets	$17,636,943

Net assets consist of:
Paid in capital	$26,951,051
Undistributed net investment income	226
Accumulated net realized loss on investments	(10,517,138)
Net unrealized appreciation on investments	1,202,804

Net assets	$17,636,943
Capital shares outstanding	827,971
Net asset value per share	$21.30

Investments, at cost	$11,411,063
Repurchase agreements, at cost	1,948,533

Total cost	$13,359,596
Securities sold short, proceeds	7,055,996
CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $230)	$302,249
Interest	8,100

Total investment income	310,349

Expenses:
Management fees	274,260
Trustees’ fees*	3,855
Short sales dividend expense	384,975
Prime broker interest expense	66,926
Miscellaneous	217

Total expenses	730,233
Less Expenses waived by Advisor	(26,208)

Net expenses	704,025

Net investment loss	(393,676)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,167,630)
Futures contracts	775,745
Foreign currency	(4)
Securities sold short	2,346,575
Written options	(294,609)

Net realized gain	660,077

Net change in unrealized appreciation (depreciation) on:
Investments	(19,175)
Securities sold short	371,026
Futures contracts	367,252
Written options	39,566

Net change in unrealized appreciation (depreciation)	758,669

Net realized and unrealized gain	1,418,746

Net increase in net assets resulting from operations	$1,025,070

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 49

MULTI-HEDGE STRATEGIES FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(393,676)	$(231,919)
Net realized gain on investments	660,077	146,778
Net change in unrealized appreciation (depreciation) on investments	758,669	(521,589)

Net increase (decrease) in net assets resulting from operations	1,025,070	(606,730)

Distributions to shareholders from:
Net investment income	—	(294,753)

Total distributions to shareholders	—	(294,753)

Capital share transactions:
Proceeds from sale of shares	17,748,501	28,020,716
Distributions reinvested	—	249,753
Cost of shares redeemed	(26,699,449)	(37,182,855)

Net decrease from capital share transactions	(8,950,948)	(6,557,390)

Net decrease in net assets	(7,925,878)	(7,458,873)

Net assets:
Beginning of year	25,562,821	33,021,694

End of year	$17,636,943	$25,562,821

Undistributed/(Accumulated) net investment income/(loss) at end of year	$226	$(923)

Capital share activity:
Shares sold	883,835	1,531,493 †
Shares issued from reinvestment of distributions	—	14,585
Shares redeemed	(1,330,182)	(1,846,273)

Net decrease in shares	(446,347)	(300,195)

†	Includes 116,314 shares issued in connection with Fund merger — see Note 12.

50 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010[e]	2009[e]	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$20.06	$20.97	$25.95	$26.20	$25.20

Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.19)	.16	.74	.80
Net gain (loss) on investments (realized and unrealized)	1.61	(.50)	(5.02)	.27	.87

Total from investment operations	1.24	(.69)	(4.86)	1.01	1.67

Less distributions from:
Net investment income	—	(.22)	(.12)	(1.00)	(.30)
Net realized gains	—	—	—	(.26)	(.37)

Total distributions	—	(.22)	(.12)	(1.26)	(.67)

Net asset value, end of period	$21.30	$20.06	$20.97	$25.95	$26.20

Total Return[b]	6.18%	(3.28%)	(18.72%)	3.84%	6.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,637	$25,563	$33,022	$31,437	$22,557

Ratios to average net assets:
Net investment income (loss)	(1.83%)	(0.95%)	0.67%	2.72%	3.08%
Total expenses	3.39%	1.87%	1.81%	1.69%	1.70%
Net expenses[c]	3.26%	1.84%	1.81%	1.69%	1.70%
Operating expenses[c,d]	1.17%	1.15%	1.15%	1.17%	1.16%

Portfolio turnover rate	845%	1,074%	1,447%	421%	309%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers, as applicable.

[d]	Operating expenses exclude interest and dividend expense from securities sold short.

[e]	Consolidated

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI™ Commodity Index (formerly known as the S&P GSCI Total Return Index).
Inception: September 30, 2005
For the one-year period ended December 31, 2010, the Fund returned 8.03%, compared with 9.00% for its benchmark, the S&P GSCITM Commodity Index. The GSCI was in negative territory for much of the year, before strong growth in the fourth quarter helped push the index to a positive return for the year. Agricultural futures prices led the way, with cotton up almost 100% and coffee up 66% for the year. The commodities contributing most to the positive returns were Brent crude, cotton, copper, corn and soybeans. The commodities contributing most to negative returns were natural gas, zinc, cocoa and crude oil.
Derivatives in the Fund are used to provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

52 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance
September 30, 2005 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(09/30/05)

COMMODITIES STRATEGY FUND	8.03%	-7.94%	-9.67%
S&P 500 INDEX	15.06%	2.29%	2.58%
S&P GSCI COMMODITY INDEX	9.00%	-5.69%	-7.57%
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P GSCI Commodity Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

the RYDEX|SGI variable trust annual report | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010

COMMODITIES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 37.5%
Federal Home Loan Bank[1]
0.07% due 01/05/11	$1,000,000	$999,992
0.07% due 01/21/11	1,000,000	999,959
Freddie Mac[2]
0.05% due 01/03/11	1,000,000	999,997
Federal Farm Credit Bank[1]
0.15% due 01/05/11	1,000,000	999,997
Fannie Mae[2]
0.09% due 01/05/11	1,000,000	999,990
Farmer Mac[1]
0.16% due 01/12/11	1,000,000	999,986

Total Federal Agency Discount Notes (Cost $5,999,872)		5,999,921

REPURCHASE AGREEMENTS††,[3] - 56.3%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	2,307,405	2,307,405
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,300,695	2,300,695
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,202,094	2,202,094
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	2,202,094	2,202,094

Total Repurchase Agreements (Cost $9,012,288)		9,012,288

Total Investments - 93.8% (Cost $15,012,160)		$15,012,209

Cash & Other Assets, Less Liabilities - 6.2%		993,717

Total Net Assets - 100.0%		$16,005,926

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2011 Goldman Sachs IDX Futures Contracts (Aggregate Value of Contracts $14,423,500)	91	$564,368
March 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $1,748,760)	19	149,774

(Total Aggregate Market Value of Contracts $16,172,260)		$714,142

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[3]	Repurchase Agreements — See Note 7.

54 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$5,999,921
Repurchase agreements, at value	9,012,288

Total investments	15,012,209
Segregated cash with broker	789,375
Receivables:
Variation margin	287,275
Fund shares sold	7,038
Interest	28

Total assets	16,095,925

Liabilities:
Payable for:
Fund shares redeemed	56,228
Management fees	10,092
Custodian fees	460
Transfer agent/maintenance fees	3,364
Investor service fees	3,364
Portfolio accounting fees	1,346
Other	15,145

Total liabilities	89,999

Net assets	$16,005,926

Net assets consist of:
Paid in capital	$32,704,078
Accumulated net investment loss	(316,416)
Accumulated net realized loss on investments	(17,095,927)
Net unrealized appreciation on investments	714,191

Net assets	$16,005,926
Capital shares outstanding	1,177,612
Net asset value per share	$13.59

Investments, at cost	$5,999,872
Repurchase agreements, at cost	9,012,288

Total cost	$15,012,160
CONSOLIDATED STATEMENT OF OPERATIONS Year Ended December 31, 2010

Investment Income:
Interest	$18,912

Total investment income	18,912

Expenses:
Management fees	129,909
Transfer agent and administrative fees	38,872
Investor service fees	38,872
Portfolio accounting fees	15,549
Trustees’ fees*	2,917
Audit and service fees	14,680
Miscellaneous	18,156

Total expenses	258,955
Less Expenses waived by Advisor	(13,352)

Net expenses	245,603

Net investment loss	(226,691)

Net Realized And Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	1,083,706
Futures contracts	2,298,589

Net realized gain	3,382,295

Net change in unrealized appreciation (depreciation) on:
Investments	(3,395,069)
Futures contracts	643,126

Net change in unrealized appreciation (depreciation)	(2,751,943)

Net realized and unrealized gain	630,352

Net increase in net assets resulting from operations	$403,661

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 55

COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(226,691)	$(221,532)
Net realized gain (loss) on investments	3,382,295	(1,534,044)
Net change in unrealized appreciation (depreciation) on investments	(2,751,943)	3,648,227

Net increase in net assets resulting from operations	403,661	1,892,651

Distributions To Shareholders From:
Net investment income	—	(362,231)

Total distributions to shareholders	—	(362,231)

Capital Share Transactions:
Proceeds from sale of shares	25,577,179	39,045,949
Distributions reinvested	—	362,231
Cost of shares redeemed	(31,361,210)	(35,333,621)

Net increase (decrease) from capital share transactions	(5,784,031)	4,074,559

Net increase (decrease) in net assets	(5,380,370)	5,604,979

Net Assets:
Beginning of year	21,386,296	15,781,317

End of year	$16,005,926	$21,386,296

Accumulated net investment loss at end of year	$(316,416)	$(82,627)

Capital share activity:
Shares sold	2,072,547	3,365,908
Shares issued from reinvestment of distributions	—	29,118
Shares redeemed	(2,595,020)	(3,070,935)

Net increase (decrease) in shares	(522,473)	324,091

56 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010[d]	2009[d]	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$12.58	$11.47	$23.78	$18.15	$22.10

Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.13)	.15	.71	.50
Net gain (loss) on investments (realized and unrealized)	1.18	1.45	(11.69)	4.92	(4.45)

Total from investment operations	1.01	1.32	(11.54)	5.63	(3.95)

Less distributions from:
Net investment income	—	(.21)	(.77)	—	—

Total distributions	—	(.21)	(.77)	—	—

Net asset value, end of period	$13.59	$12.58	$11.47	$23.78	$18.15

Total Return[b]	8.03%	11.56%	(49.02%)	31.02%	(17.87% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,006	$21,386	$15,781	$43,624	$20,269

Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.10%)	0.56%	3.52%	2.34%
Total expenses	1.67%	1.58%	1.50%	1.48%	1.50%
Net expenses[c]	1.58%	1.46%	1.29%	1.28%	1.31%

Portfolio turnover rate	69%	359%	427%	346%	109%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers, as applicable.

[d]	Consolidated

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 57

NOTES TO FINANCIAL STATEMENTS
1. Organization, Consolidation of Subsidiary, and Significant Accounting Policies
Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate Funds. This report covers the Alternatives Funds (the “Funds”), while the other Funds are contained in separate reports.
The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and unaffiliated funds (the “underlying funds”) instead of individual securities.
Valu-Trac Investment Management Limited served as sub-advisor to the International Long Short Select Fund through July 30, 2010, at which point in time Security Global Investors, LLC served as the investment sub-advisor to the Fund. Security Global Investors (“SGI”) is responsible for the development and ongoing maintenance of the investment management strategy utilized by that Fund.
SGI provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
Consolidation of Subsidiary
The consolidated financial statements of the Managed Futures Strategy, Multi-Hedge Strategies, and Commodities Strategy Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant intercompany accounts and transactions have been eliminated in consolidation for the Funds.
The Funds may invest up to 25% of their total assets in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.
A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets
	Inception	Net Assets at	of the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2010	2010

Managed Futures Strategy Fund	11/07/08	$2,882,626	18.4%
Multi-Hedge Strategies Fund	04/15/09	2,039,995	11.6%
Commodities Strategy Fund	07/21/09	3,331,435	20.8%
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Short-term debt securities, with a maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.
Open-ended investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Investments for which market quotations are not readily available are fair valued as determined in good faith by SGI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a)

58 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income.
Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short or incur rebate charges to borrow certain securities.
E. Managed Futures Strategy Fund invests in options to gain index exposure. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
Multi-Hedge Strategies Fund writes (sells) options for hedging, income and speculation purposes. When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. Managed Futures Strategy Fund and Commodities Strategy Fund invest in futures for liquidity and to gain index exposure. U.S. Long Short Momentum Fund also invests in futures for reasons mentioned above and as a hedge, while Multi-Hedge Strategies Fund invests in futures for income, hedging and speculation. These funds invest in stock or bond index futures, commodity futures, currency futures, or a combination of the four. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, these Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

the RYDEX|SGI variable trust annual report | 59

NOTES TO FINANCIAL STATEMENTS (continued)
H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
As part of its investment strategy, the Funds utilized short sales and a variety of derivative instruments, including options, futures and options on futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
In conjunction with the use of short sales, options, futures and options on futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts and options on futures contracts, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles require disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.
During the year ended December 31, 2010, Funds sought to achieve their investment objectives by investing in currency, and financial-linked derivative instruments, including futures and options on futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short

U.S. Long Short Momentum Fund	—	5%
Managed Futures Strategy Fund	60%	45%
Multi-Hedge Strategies Fund	105%	130%
Commodities Strategy Fund	100%	—

60 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of December 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Investment Type	Asset Derivatives	Liability Derivatives

Equity/Currency/Commodity/Interest Rate contracts	Variation margin	Variation margin
The following is a summary of the Funds’ derivative instruments categorized by primary risk exposure at December 31, 2010:

Asset Derivative Investments Value
	Futures	Futures	Futures	Futures
	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts*	Contracts	Contracts	December 31, 2010

U.S. Long Short Momentum Fund	$—	$—	$—	$—	$—
International Long Short Select Fund	—	—	—	—	—
Alternative Strategies Allocation Fund	—	—	—	—	—
Managed Futures Strategy Fund	—	38,365	677,850	54,727	770,942
Multi-Hedge Strategies Fund	557,894	—	702,090	25,846	1,285,830
Commodities Strategy Fund	—	—	714,142	—	714,142

Liability Derivative Investments Value
	Futures	Futures	Futures	Futures
	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts*	Contracts	Contracts	December 31, 2010

U.S. Long Short Momentum Fund	$55,096	$—	$—	$—	$55,096
International Long Short Select Fund	—	—	—	—	—
Alternative Strategies Allocation Fund	—	—	—	—	—
Managed Futures Strategy Fund	—	41,003	3,459	—	44,462
Multi-Hedge Strategies Fund	501,423	622	253,833	129,843	885,721
Commodities Strategy Fund	—	—	—	—	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Fund’s Statements of Operations for the year ended December 31, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on written options
Net realized gain (loss) on investments
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on written options
Currency/Commodity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Futures	Written	Purchased	Futures	Futures	Futures
	Equity	Options	Options	Currency	Commodity	Interest Rate
Fund	Contracts*	Contracts*	Contracts*	Contracts*	Contracts	Contracts	Total

U.S. Long Short Momentum Fund	$(580,780)	$—	$—	$—	$—	$—	$(580,780)
International Long Short Select Fund	(1,290,530)	—	—	(6,520)	—	—	(1,297,050)
Alternative Strategies Allocation Fund	—	—	—	—	—	—	—
Managed Futures Strategy Fund	—	(2,195)	—	(528,776)	(1,223,485)	(352,132)	(2,106,588)
Multi-Hedge Strategies Fund	1,171,648	(294,609)	(3,190)	(205,648)	(226,835)	36,580	477,946
Commodities Strategy Fund	—	—	—	—	2,298,589	—	2,298,589

the RYDEX|SGI variable trust annual report | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative
Investments Recognized in the Statement of Operations
	Futures	Written	Futures	Futures	Futures
	Equity	Options	Currency	Commodity	Interest Rate
Fund	Contracts*	Contracts*	Contracts*	Contracts	Contracts	Total

U.S. Long Short Momentum Fund	$(55,096)	$—	$—	$—	$—	$(55,096)
International Long Short Select Fund	66,629	—	(265,569)			(198,940)
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	—	—	485,521	252,781	236,578	974,880
Multi-Hedge Strategies Fund	(59,747)	39,566	99,481	400,551	(73,033)	406,818
Commodities Strategy Fund	—	—	—	643,126	—	643,126
4. Written Options
Transactions in options written during the year ended December 31, 2010, were as follows:

	Multi-Hedge Strategies Fund
	Number of	Premium
	Contracts	Amount

Options outstanding at December 31, 2009	93	$139,381
Options written	652	374,196
Options terminated in closing purchase transactions	(152)	(467,572)
Options expired	(496)	(5,367)
Options exercised	(97)	(40,638)

Options outstanding at December 31, 2010	—	$—
5. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Commodities Strategy Fund; 0.90% of the average daily net assets of the U.S. Long Short Momentum Fund, the International Long Short Select Fund and the Managed Futures Strategy Fund, and 1.15% of the average daily net assets of the Multi-Hedge Strategies Fund. The Alternative Strategies Allocation Fund does not pay SGI a management fee.
SGI has contractually agreed to waive the management fee it receives from each Subsidiary. This undertaking will continue in effect for so long as each Fund invests in the Subsidiary, and may not be terminated by SGI unless SGI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.
As part of its agreement with the Trust, SGI will pay all expenses of the Multi-Hedge Strategies Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
SGI manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, SGI will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.
RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by SGI, as previously noted.
RFS provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by SGI, as previously noted.
SGI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by SGI, as previously noted. Organizational and setup costs for new funds are paid by the Trust.

62 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
The Trust has adopted an Investor Services Plan for which the RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to RDL at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.
Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
6. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2007 — 2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
The Managed Futures Strategy Fund, Commodities Strategy Fund and Multi-Hedge Strategies Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Code. The Managed Futures Strategy Fund, Commodities Strategy Fund and Multi-Hedge Strategies Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and unsettled short sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired or permanently lost due to limitations in the Internal Revenue Code. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
For the year ended December 31, 2010, the following capital loss carryforward amounts were used or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount

U.S. Long Short Momentum Fund	$10,329,539
International Long Short Select Fund	2,050,375
Multi-Hedge Strategies Fund	592,977
Commodities Strategy Fund	1,036,134
The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

U.S. Long Short Momentum Fund	$—	$—	$—
International Long Short Select Fund	46,141	—	46,141
Alternative Strategies Allocation Fund	17,835	—	17,835
Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

U.S. Long Short Momentum Fund	$58,031	$—	$58,031
International Long Short Select Fund	89,971	—	89,971
Alternative Strategies Allocation Fund	—	—	—
Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	294,753	—	294,753
Commodities Strategy Fund	362,231	—	362,231

the RYDEX|SGI variable trust annual report | 63

NOTES TO FINANCIAL STATEMENTS (continued)
The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]

U.S. Long Short Momentum Fund	$—	$—	$6,175,964	$(22,343,536)
International Long Short Select Fund	—	—	494,984	(3,049,055)
Alternative Strategies Allocation Fund	145,724	—	(74,345)	(571,528)
Managed Futures Strategy Fund	—	—	674,479	(690,543)
Multi-Hedge Strategies Fund	—	—	1,121,724	(10,434,593)
Commodities Strategy Fund	1,291,922	—	(894,146)	(17,095,389)
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

						Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2014	2015	2016	2017	2018	Carryforward

U.S. Long Short Momentum Fund	$—	$—	$(22,343,536)	$—	$—	$(22,343,536)
International Long Short Select Fund	—	—	(1,634,568)	(2,257)	(1,412,230)	(3,049,055)
Alternative Strategies Allocation Fund	—	—	(8,821)	(360,763)	(201,944)	(571,528)
Managed Futures Strategy Fund	—	—	—	(321,144)	(369,399)	(690,543)
Multi-Hedge Strategies Fund	—	(1,587,959)	(5,656,359)	(3,190,275)	—	(10,434,593)
Commodities Strategy Fund	(2,785,045)	—	(4,932,556)	(9,377,788)	—	(17,095,389)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities, for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities, for which there was an excess of tax cost over value were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

U.S. Long Short Momentum Fund	$49,800,869	$6,771,660	$(595,696)	$6,175,964
International Long Short Select Fund	4,666,893	585,624	(34,465)	551,159
Alternative Strategies Allocation Fund	7,583,684	66,076	(140,421)	(74,345)
Managed Futures Strategy Fund	14,861,258	88	—	88
Multi-Hedge Strategies Fund	13,488,824	1,757,958	(53,121)	1,704,837
Commodities Strategy Fund	16,620,497	—	(1,608,288)	(1,608,288)
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Fund	Capital	Currency

International Long Short Select Fund	$—	$(7,234)
Managed Futures Strategy Fund	(252,754)	—
Commodities Strategy Fund	(539)	—
7. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

64 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.10% due 01/03/11	$116,166,211	$116,166,211	$116,166,533
Morgan Stanley	0.06% due 01/03/11	70,000,000	70,000,000	70,000,117
HSBC Group	0.16% due 01/03/11	67,000,000	67,000,000	67,000,298
Mizuho Financial Group, Inc.	0.13% due 01/03/11	67,000,000	67,000,000	67,000,242

			$320,166,211	$320,167,190

At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	11/15/19	3.38%	$114,216,700	$118,489,764
U.S. Treasury Bills	02/24/11 - 11/17/11	0.00%	108,335,400	108,283,700
U.S. TIP Bond	04/15/28	3.63%	24,211,900	42,104,145
U.S. TIP Note	04/15/14	1.25%	26,932,400	29,295,999
U.S. Treasury Bonds	08/15/20 - 05/15/39	4.25% - 8.75%	27,718,800	28,396,387

				$326,569,995

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
8. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund will receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical investments.
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

		Level 1		Level 2
	Level 1	Other	Level 2	Other	Level 3
	Investments	Financial	Investments	Financial	Investments
Fund	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
U.S. Long Short Momentum Fund	$55,042,280	$—	$926,553	$—	$8,000	$55,976,833
International Long Short Select Fund	4,038,051	—	1,180,001	—	—	5,218,052
Alternative Strategies Allocation Fund	7,398,309	—	111,030	—	—	7,509,339
Managed Futures Strategy Fund	—	726,480	14,861,346	—	—	15,587,826
Multi-Hedge Strategies Fund	13,245,128	400,109	1,948,533	—	—	15,593,770
Commodities Strategy Fund	—	714,142	15,012,209	—	—	15,726,351

the RYDEX|SGI variable trust annual report | 65

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 1		Level 2
	Level 1	Other	Level 2	Other	Level 3
	Investments	Financial	Investments	Financial	Investments
Fund	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Liabilities
U.S. Long Short Momentum Fund	$—	$55,096	$—	$—	$—	$55,096
International Long Short Select Fund	1,580,301	—	—	—	—	1,580,301
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	—	—	—	—	—	—
Multi-Hedge Strategies Fund	8,087,366	—	—	—	—	8,087,366
Commodities Strategy Fund	—	—	—	—	—	—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2010:
LEVEL 3 — Fair value measurement using significant unobservable inputs

	Securities	Total

U.S. Long Short Momentum Fund
Assets:
Beginning Balance	$—	$—
Total realized gains or losses included in earnings	(9,946)	(9,946)
Total unrealized gains or losses included in earnings	(134,158)	(134,158)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	152,104	152,104

Ending Balance	$8,000	$8,000
9. Securities Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

	U.S. Long Short	International	Alternative	Managed Futures	Multi-Hedge
	Momentum	Long Short Select	Strategies	Strategy	Strategies	Commodities
	Fund	Fund	Allocation Fund	Fund	Fund	Strategy Fund

Purchases	$179,627,573	$9,627,331	$12,774,700	$—	$30,886,899	$2,602,617
Sales	$197,248,422	$16,397,374	$10,324,581	$—	$29,673,013	$9,923,261
10. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the year ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
11. Name Changes
Effective May 28, 2010, the All-Cap Opportunity Fund changed its name to U.S. Long Short Momentum Fund.
Effective June 7, 2010, the International Opportunity Fund changed its name to International Long Short Select Fund. The name changes did not have any impact on the Funds’ investment objectives, ticker and CUSIP.

66 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (concluded)
12. Fund Merger
On May 29, 2009, the Multi-Hedge Strategies Fund (formerly, the Absolute Return Strategies Fund) acquired all of the net assets of Hedged Equity Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Hedged Equity Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a combination of a tax-free exchange of Hedged Equity Fund shares (129,412) valued at $2,309,996 for respective shares of the Multi-Hedge Strategies Fund (116,314), with the remainder coming from capital transactions. For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Hedged Equity Fund’s cost of the investments and proceeds from short sales were carried forward to align ongoing reporting of Multi-Hedge Strategies Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Hedged Equity Fund’s net assets on May 29, 2009 were $2,309,996, including $234,458 of unrealized appreciation. Hedged Equity Fund’s net assets were primarily comprised of investments with a fair value of $6,564,180, deposits with brokers related to short sales with a fair value of $1,680,116, obligations relating to short sales with a fair value of $1,935,482 and payable for shares redeemed of $4,489,375. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $24,123,430 and $26,433,426, respectively.
The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Hedged Equity Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2009, Multi-Hedge Strategies Fund proforma net investment income (loss), net gain (loss) on investments and net increase(decrease) in net assets from operations for the year ended December 31, 2009 would have been $(249,393), $(304,596) and $(650,619), respectively. Rydex Investments and its affiliates bore all of the expenses related to the reorganization.
13. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment adviser (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution.
14. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
15. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which operates under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC, in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Long Short Momentum Fund (formerly All-Cap Opportunity Fund), International Long Short Select Fund (formerly International Opportunity Fund), Alternative Strategies Allocation Fund, Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated), and Commodities Strategy Fund (consolidated) (six of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods presented in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 25, 2011

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OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

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OTHER INFORMATION (Unaudited) (concluded)
•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds — 1997	150
Trustee, Chairman of the	Rydex Variable Trust — 1998
Board (1940)	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	150
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	150
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	150
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	150
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	150
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	150
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine
the RYDEX|SGI variable trust annual report | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)
EXECUTIVE OFFICERS (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present); Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010 to 2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVAALTS-ANN-2-1210x1211

DECEMBER 31 , 2010 RYDEX VARIABLE TRUST ANNUAL REPORT ASSET ALLOCATION FUNDS ALL-ASSET CONSERVATIVE STRATEGY FUND ALL-ASSET MODERATE STRATEGY FUND ALL-ASSET AGGRESSIVE STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

ALL-ASSET CONSERVATIVE STRATEGY FUND	6

ALL-ASSET MODERATE STRATEGY FUND	12

ALL-ASSET AGGRESSIVE STRATEGY FUND	18

NOTES TO FINANCIAL STATEMENTS	24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

OTHER INFORMATION	32

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	34
the RYDEX|SGI variable trust annual report | 1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER:
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
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LETTER TO OUR SHAREHOLDERS (concluded)
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

[1]	Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI variable trust annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
All-Asset Conservative Strategy Fund	0.00%	8.97%	$1,000.00	$1,089.70	$—
All-Asset Moderate Strategy Fund	0.00%	11.80%	1,000.00	1,118.00	—
All-Asset Aggressive Strategy Fund	0.00%	17.01%	1,000.00	1,170.10	—

Table 2. Based on hypothetical 5% return (before expenses)
All-Asset Conservative Strategy Fund	0.00%	5.00%	$1,000.00	$1,025.21	$—
All-Asset Moderate Strategy Fund	0.00%	5.00%	1,000.00	1,025.21	—
All-Asset Aggressive Strategy Fund	0.00%	5.00%	1,000.00	1,025.21	—

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
the RYDEX|SGI variable trust annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) December 31, 2010
ALL-ASSET CONSERVATIVE STRATEGY FUND
OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.
Inception: October 27, 2006
The Federal Reserve was the dominant force in the market for 2010. The year began with the break out of the sovereign debt crisis in Europe, and equity markets fell off on the news. After a brief recovery during earnings season, the markets were reminded of the European crisis and fell off again. However, the Fed’s announcement of its second quantitative easing policy changed the market sentiment. Beginning in late August, sentiment moved to risk-on. In the meantime, macroeconomic numbers showed the economy was improving. Despite the emergence of the Ireland crisis later and the crisis in other European countries still lingering, the equity and commodities markets ignored these developments, and more than covered the losses from earlier in the year. Short-term bond yields late in the year touched record-low levels.
Alternative investment strategies did not shine in this environment, and some momentum strategies that were designed to capture trend quicker actually lost money in the market swings.
For the one-year period ended December 31, 2010, the All-Asset Conservative Strategy Fund returned 7.40%, compared with its benchmark (32% Russell 3000® Index, 8% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Bond Index), which ended the year at 10.53%.
In the whole period, the Small Cap Growth Series, Mid Cap Growth Series and Small Cap Value Series contributed the most to performance. The International Long Short Select Fund, Equity Market Neutral Fund and Managed Futures Strategy Fund contributed the least to performance.
Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

SBL Fund — Series E (U.S. Intermediate Bond Series)	19.2%
RVT — U.S. Long Short Momentum Fund	13.3%
SBL Fund — Series P (High Yield Series)	8.0%
RVT — Multi-Hedge Strategies Fund	5.5%
SBL Fund — Series B (Large Cap Value Series)	4.9%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	4.9%
RSF — Equity Market Neutral Fund — H Class	4.9%
RSF — Long Short Interest Rate Strategy Fund — H Class	3.6%
SBL Fund — Series D (Global Series)	2.3%
RSF — Event Driven and Distressed Strategies Fund — H Class	2.1%

Top Ten Total	68.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
6 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
October 27, 2006 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET CONSERVATIVE STRATEGY FUND	7.40%	2.07%
S&P 500 INDEX	15.06%	0.00%
SYNTHETIC ALL-ASSET CONSERVATIVE STRATEGY BENCHMARK*	10.53%	4.22%

*	Benchmark reflects 32% Russell 3000® Index, 8% MSCI EAFE Index®, and 60% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 7

SCHEDULE OF INVESTMENTS	December 31, 2010
ALL-ASSET CONSERVATIVE STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 77.6%
SBL Fund — Series E (U.S. Intermediate Bond Series)	167,114	$2,169,137
RVT — U.S. Long Short Momentum Fund*	117,653	1,505,953
SBL Fund — Series P (High Yield Series)	33,879	907,269
RVT — Multi-Hedge Strategies Fund*	29,336	624,867
SBL Fund — Series B (Large Cap Value Series)	21,311	549,602
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	55,202	549,255
RSF — Equity Market Neutral Fund — H Class*	25,415	548,964
RSF — Long Short Interest Rate Strategy Fund — H Class*	15,757	408,742
SBL Fund — Series D (Global Series)	25,483	261,200
RSF — Event Driven and Distressed Strategies Fund — H Class*	8,968	231,733
SBL Fund — Series V (Mid Cap Value Series)	2,771	160,098
SBL Fund — Series J (Mid Cap Growth Series)*	5,299	159,242
RVT — Managed Futures Strategy Fund*	6,534	146,157
RSF — Alternative Strategies Fund — H Class*	4,385	111,324
RSF — Long Short Equity Strategy Fund — H Class*	4,310	111,023
RSF — Long/Short Commodities Strategy Fund — H Class	4,272	110,101
SBL Fund — Series X (Small Cap Growth Series)*	3,113	58,810
SBL Fund — Series Q (Small Cap Value Series)*	1,610	54,172
RVT — Commodities Strategy Fund*	3,618	49,165
RVT — Real Estate Fund	1,694	44,384

Total Mutual Funds (Cost $7,580,730)		8,761,198

	Face
	Amount	Value

REPURCHASE AGREEMENT††,[2] - 21.6%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$2,434,961	$2,434,961

Total Repurchase Agreement (Cost $2,434,961)		2,434,961

Total Investments - 99.2% (Cost $10,015,691)		$11,196,159

Cash & Other Assets, Less Liabilities - 0.8%		88,362

Total Net Assets - 100.0%		$11,284,521

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $580,160)	7	$12,031
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $156,380)	2	3,506
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $1,204,375)	10	(30,407)

(Total Aggregate Value of Contracts $1,940,915)		$(14,870)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Affiliated security.

[2]	Repurchase Agreement — See Note 6.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

8 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET CONSERVATIVE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments in affiliated issuers, at value	$8,761,198
Repurchase agreements, at value	2,434,961

Total investments	11,196,159
Segregated cash with broker	81,000

Receivables:
Variation margin	6,511
Fund shares sold	1,126

Total assets	11,284,796

Liabilities:
Payable for:
Fund shares redeemed	275

Total liabilities	275

Net Assets	$11,284,521

Net Assets Consist of:
Paid in capital	$12,316,401
Distributions in excess of net investment income	(71,029)
Accumulated net realized loss on investments	(2,126,449)
Net unrealized appreciation on investments	1,165,598

Net assets	$11,284,521
Capital shares outstanding	471,996
Net asset value per share	$23.91

Investments in affiliated issuers, at cost	$7,580,730
Repurchase agreements, at cost	2,434,961

Total cost	$10,015,691
STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2010

Investment Income:
Dividends from affiliated issuers	$17,921
Interest	2,177

Total investment income	20,098

Expenses:
Total expenses	—

Net investment income	20,098

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	59,580
Realized gain distributions received from affiliated issuers	36,079
Futures contracts	(496)

Net realized gain	95,163

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	700,355
Futures contracts	(14,870)

Net change in unrealized appreciation (depreciation)	685,485

Net realized and unrealized gain	780,648

Net increase in net assets resulting from operations	$800,746

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 9

ALL-ASSET CONSERVATIVE STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) in Net Assets From Operations:
Net investment income	$20,098	$170,172
Net realized gain (loss) on investments	95,163	(477,712)
Net change in unrealized appreciation (depreciation) on investments	685,485	641,235

Net increase in net assets resulting from operations	800,746	333,695

Distributions to Shareholders From:
Net investment income	(286,468)[a]	(147)
Net realized gains	(4,516)[a]	—

Total distributions to shareholders	(290,984)	(147)

Capital Share Transactions:
Proceeds from sale of shares	9,656,031	7,584,215
Distributions reinvested	290,984	147
Cost of shares redeemed	(7,343,088)	(10,769,408)

Net increase (decrease) from capital share transactions	2,603,927	(3,185,046)

Net increase (decrease) in net assets	3,113,689	(2,851,498)

Net Assets:
Beginning of year	8,170,832	11,022,330

End of year	$11,284,521	$8,170,832

Undistributed (distributions in excess of) net investment income at end of year	$(71,029)	$174,688

Capital Share Activity:
Shares sold	417,702	354,336
Shares issued from reinvestment of distributions	12,388	6
Shares redeemed	(315,960)	(503,699)

Net increase (decrease) in shares	114,130	(149,357)

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

10 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET CONSERVATIVE STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$22.83	$21.73	$25.68	$25.09	$25.00

Income (loss) from investment operations:
Net investment income[b]	.05	.40	.89	.61	.45
Net gain (loss) on investments (realized and unrealized)	1.63	.70	(3.67)	1.00	(.02)

Total from investment operations	1.68	1.10	(2.78)	1.61	.43

Less distributions from:
Net investment income	(.59)[d]	(—)[c]	(.91)	(.33)[d]	(.33)
Net realized gains	(.01)[d]	—	(.26)	(.69)[d]	(.01)

Total distributions	(.60)	(—)	(1.17)	(1.02)	(.34)

Net asset value, end of period	$23.91	$22.83	$21.73	$25.68	$25.09

Total Return[e]	7.40%	5.06%	(10.83%)	6.45%	1.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,285	$8,171	$11,022	$5,439	$432

Ratios to average net assets:
Net investment income	0.20%	1.86%	3.72%	2.33%	9.77%[g]
Total expenses[f]	—	— [h]	0.01%	0.03%	—

Portfolio turnover rate	165%	291%	314%	395%	18%

[a]	Since the commencement of operations: October 27, 2006.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Less than $.01 per share.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

[e]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[f]	Does not include expenses of the underlying funds in which the Fund invests.

[g]	Income ratio for the period ended December 31, 2006 was calculated for an abbreviated time frame and is not indicative of future class performance, and is annualized.

[h]	Less than .01%.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ALL-ASSET MODERATE STRATEGY FUND
OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital.
Inception: October 27, 2006
The Federal Reserve was the dominant force in the market for 2010. The year began with the break out of the sovereign debt crisis in Europe, and equity markets fell off on the news. After a brief recovery during earnings season, the markets were reminded of the European crisis and fell off again. However, the Fed’s announcement of its second quantitative easing policy changed the market sentiment. Beginning in late August, sentiment moved to risk-on. In the meantime, macroeconomic numbers showed the economy was improving. Despite the emergence of the Ireland crisis later and the crisis in other European countries still lingering, the equity and commodities markets ignored these developments, and more than covered the losses from earlier in the year. Short-term bond yields late in the year touched record-low levels.
Alternative investment strategies did not shine in this environment, and some momentum strategies that were designed to capture trend quicker actually lost money in the market swings.
For the one-year period ended December 31, 2010, the All-Asset Moderate Strategy Fund returned 7.86%, compared with its benchmark (48% Russell 3000® Index, 12% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index), which ended the year at 12.04%.
In the whole period, the Small Cap Growth Series, Mid Cap Growth Series and Small Cap Value Series contributed the most to performance. The International Long Short Select Fund, Equity Market Neutral Fund and Managed Futures Strategy Fund contributed the least to performance.
Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

SBL Fund — Series E (U.S. Intermediate Bond Series)	18.4%
RVT — U.S. Long Short Momentum Fund	16.7%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	7.3%
SBL Fund — Series D (Global Series)	7.1%
SBL Fund — Series B (Large Cap Value Series)	6.8%
RSF — Equity Market Neutral Fund — H Class	4.3%
RVT — Multi-Hedge Strategies Fund	2.8%
RSF — Long Short Interest Rate Strategy Fund — H Class	2.7%
SBL Fund — Series J (Mid Cap Growth Series)	2.2%
SBL Fund — Series V (Mid Cap Value Series)	2.2%

Top Ten Total	70.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
12 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
October 27, 2006 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET MODERATE STRATEGY FUND	7.86%	2.10%
S&P 500 INDEX	15.06%	0.00%
SYNTHETIC ALL-ASSET MODERATE STRATEGY BENCHMARK*	12.04%	2.99%

*	Benchmark reflects 48% Russell 3000® Index, 12% MSCI EAFE Index®, and 40% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report  |  13

SCHEDULE OF INVESTMENTS	December 31, 2010
ALL-ASSET MODERATE STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 82.8%
SBL Fund — Series E (U.S. Intermediate Bond Series)	299,112	$3,882,475
RVT — U.S. Long Short Momentum Fund*	275,564	3,527,221
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	154,983	1,542,079
SBL Fund — Series D (Global Series)	145,561	1,492,004
SBL Fund — Series B (Large Cap Value Series)	55,715	1,436,879
RSF — Equity Market Neutral Fund — H Class*	41,862	904,225
RVT — Multi-Hedge Strategies Fund*	28,087	598,254
RSF — Long Short Interest Rate Strategy Fund — H Class*	21,924	568,714
SBL Fund — Series J (Mid Cap Growth Series)*	15,609	469,040
SBL Fund — Series V (Mid Cap Value Series)	8,116	468,933
SBL Fund — Series P (High Yield Series)	15,462	414,078
RSF — Event Driven and Distressed Strategies Fund — H Class*	15,523	401,108
RVT — Commodities Strategy Fund*	22,802	309,883
RSF — Long/Short Commodities Strategy Fund — H Class	10,886	280,538
RVT — Managed Futures Strategy Fund*	12,403	277,460
SBL Fund — Series X (Small Cap Growth Series)*	10,837	204,715
RSF — Long Short Equity Strategy Fund — H Class*	7,745	199,512
RSF — Alternative Strategies Fund — H Class*	7,853	199,381
SBL Fund — Series Q (Small Cap Value Series)*	5,873	197,571
RVT — Real Estate Fund	4,612	120,824

Total Mutual Funds (Cost $14,781,632)		17,494,894

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 16.5%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$3,488,814	$3,488,814

Total Repurchase Agreement (Cost $3,488,814)		3,488,814

Total Investments - 99.3% (Cost $18,270,446)		$20,983,708

Cash & Other Assets, Less Liabilities - 0.7%		137,476

Total Net Assets - 100.0%		$21,121,184

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $860,090)	11	$18,351
March 2011 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $663,040)	8	13,749
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $1,445,250)	12	(32,957)

(Total Aggregate Value of Contracts $2,968,380)		$(857)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Affiliated security.

[2]	Repurchase Agreement — See Note 6.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

14 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET MODERATE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments in affiliated issuers, at value	$17,494,894
Repurchase agreements, at value	3,488,814

Total investments	20,983,708
Segregated cash with broker	132,700
Receivables:
Variation margin	2,907
Fund shares sold	2,136

Total assets	21,121,451

Liabilities:
Payable for:
Fund shares redeemed	267

Total liabilities	267

Net Assets	$21,121,184

Net Assets Consist of:
Paid in capital	$22,876,525
Distributions in excess of net investment income	(83,473)
Accumulated net realized loss on investments	(4,384,273)
Net unrealized appreciation on investments	2,712,405

Net assets	$21,121,184
Capital shares outstanding	859,971
Net asset value per share	$24.56

Investments in affiliated issuers, at cost	$14,781,632
Repurchase agreements, at cost	3,488,814

Total cost	$18,270,446
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends from affiliated issuers	$37,936
Interest	2,501

Total investment income	40,437

Expenses:
Custody fees	136

Total expenses	136

Net investment income	40,301

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	116,454
Realized gain distributions received from affiliated issuers	58,551
Futures contracts	39,645

Net realized gain	214,650

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	1,160,865
Futures contracts	(857)

Net change in unrealized appreciation (depreciation)	1,160,008

Net realized and unrealized gain	1,374,658

Net increase in net assets resulting from operations	$1,414,959

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 15

ALL-ASSET MODERATE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$40,301	$223,210
Net realized gain (loss) on investments	214,650	(1,041,679)
Net change in unrealized appreciation (depreciation) on investments	1,160,008	2,598,977

Net increase in net assets resulting from operations	1,414,959	1,780,508

Distributions to shareholders from:
Net investment income	(388,005)[a]	(300)
Net realized gains	(10,849)[a]	—

Total distributions to shareholders	(398,854)	(300)

Capital share transactions:
Proceeds from sale of shares	15,525,622	7,161,809
Distributions reinvested	398,854	300
Cost of shares redeemed	(14,495,251)	(10,107,134)

Net increase (decrease) from capital share transactions	1,429,225	(2,945,025)

Net increase (decrease) in net assets	2,445,330	(1,164,817)

Net assets:
Beginning of year	18,675,854	19,840,671

End of year	$21,121,184	$18,675,854

Undistributed (distributions in excess of) net investment income at end of year	$(83,473)	$233,913

Capital share activity:
Shares sold	664,745	341,296
Shares issued from reinvestment of distributions	16,675	13
Shares redeemed	(625,448)	(492,072)

Net increase (decrease) in shares	55,972	(150,763)

a  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

16 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET MODERATE STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$23.23	$20.78	$25.96	$25.01	$25.00

Income (loss) from investment operations:
Net investment income[b]	.05	.26	.47	.36	1.35
Net gain (loss) on investments (realized and unrealized)	1.76	2.19	(5.04)	1.27	(.61)

Total from investment operations	1.81	2.45	(4.57)	1.63	.74

Less distributions from:
Net investment income	(.47)[d]	(—)[c]	(.44)	(.22)[d]	(.72)
Net realized gains	(.01)[d]	—	(.17)	(.46)[d]	(.01)

Total distributions	(.48)	(—)	(.61)	(.68)	(.73)

Net asset value, end of period	$24.56	$23.23	$20.78	$25.96	$25.01

Total Return[e]	7.86%	11.79%	(17.58%)	6.56%	2.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,121	$18,676	$19,841	$14,285	$3,508

Ratios to average net assets:
Net investment income	0.20%	1.25%	1.99%	1.36%	28.35%[g]
Total expenses[f]	— [h]	— [h]	— [h]	0.01%	— [h]

Portfolio turnover rate	187%	256%	232%	269%	20%

[a]	Since the commencement of operations: October 27, 2006.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Less than $.01 per share.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

[e]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[f]	Does not include expenses of the underlying funds in which the Fund invests.

[g]	Income ratio for the period ended December 31, 2006 was calculated for an abbreviated time frame and is not indicative of future class performance, and is annualized.

[h]	Less than .01%.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
ALL-ASSET AGGRESSIVE STRATEGY FUND
OBJECTIVE: To primarily seek growth of capital.
Inception: October 27, 2006
The Federal Reserve was the dominant force in the market for 2010. The year began with the break out of the sovereign debt crisis in Europe, and equity markets fell off on the news. After a brief recovery during earnings season, the markets were reminded of the European crisis and fell off again. However, the Fed’s announcement of its second quantitative easing policy changed the market sentiment. Beginning in late August, sentiment moved to risk-on. In the meantime, macroeconomic numbers showed the economy was improving. Despite the emergence of the Ireland crisis later and the crisis in other European countries still lingering, the equity and commodities markets ignored these developments, and more than covered the losses from earlier in the year. Short-term bond yields late in the year touched record-low levels.
Alternative investment strategies did not shine in this environment, and some momentum strategies that were designed to capture trend quicker actually lost money in the market swings.
For the one-year period ended December 31, 2010, the All-Asset Aggressive Strategy Fund returned 12.34%, compared with its benchmark (64% Russell 3000® Index, 16% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index), which ended the year at 13.73%.
In the whole period, the Small Cap Growth Series, Mid Cap Growth Series and Small Cap Value Series contributed the most to performance. The International Long Short Select Fund, Equity Market Neutral Fund and Managed Futures Strategy Fund contributed the least to performance.
Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

RVT — U.S. Long Short Momentum Fund	18.0%
SBL Fund — Series D (Global Series)	11.0%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	9.8%
SBL Fund — Series B (Large Cap Value Series)	9.8%
SBL Fund — Series E (U.S. Intermediate Bond Series)	9.5%
RSF — Equity Market Neutral Fund — H Class	3.7%
RSF — Long Short Interest Rate Strategy Fund — H Class	3.5%
SBL Fund — Series V (Mid Cap Value Series)	2.9%
SBL Fund — Series J (Mid Cap Growth Series)	2.9%
RVT — Multi-Hedge Strategies Fund	2.6%

Top Ten Total	73.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
18 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
October 27, 2006 — December 31, 2010
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET AGGRESSIVE STRATEGY FUND	12.34%	2.20%
S&P 500 INDEX	15.06%	0.00%
SYNTHETIC ALL-ASSET AGGRESSIVE STRATEGY BENCHMARK*	13.73%	1.73%

*	Benchmark reflects 64% Russell 3000® Index, 16% MSCI EAFE Index®, and 20% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 19

SCHEDULE OF INVESTMENTS	December 31, 2010
ALL-ASSET AGGRESSIVE STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 85.6%
RVT — U.S. Long Short Momentum Fund*	172,980	$2,214,144
SBL Fund — Series D (Global Series)	132,025	1,353,257
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	120,600	1,199,965
SBL Fund — Series B (Large Cap Value Series)	46,507	1,199,417
SBL Fund — Series E (U.S. Intermediate Bond Series)	90,095	1,169,432
RSF — Equity Market Neutral Fund — H Class*	21,231	458,586
RSF — Long Short Interest Rate Strategy Fund — H Class*	16,413	425,751
SBL Fund — Series V (Mid Cap Value Series)	6,212	358,937
SBL Fund — Series J (Mid Cap Growth Series)*	11,774	353,817
RVT — Multi-Hedge Strategies Fund*	15,124	322,142
RSF — Long/Short Commodities Strategy Fund — H Class	9,508	245,012
RSF — Event Driven and Distressed Strategies Fund — H Class*	8,671	224,068
RVT — Managed Futures Strategy Fund*	8,724	195,148
SBL Fund — Series X (Small Cap Growth Series)*	9,547	180,334
SBL Fund — Series Q (Small Cap Value Series)*	5,327	179,195
RVT — Commodities Strategy Fund*	10,377	141,022
RSF — Alternative Strategies Fund — H Class*	4,499	114,217
RSF — Long Short Equity Strategy Fund — H Class*	4,313	111,097
RVT — Real Estate Fund	2,721	71,293

Total Mutual Funds (Cost $9,038,288)		10,516,834

	Face
	Amount	Value

REPURCHASE AGREEMENT††,[2] - 13.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$1,688,151	$1,688,151

Total Repurchase Agreement (Cost $1,688,151)		1,688,151

Total Investments - 99.3% (Cost $10,726,439)		$12,204,985

Cash & Other Assets, Less Liabilities - 0.7%		83,340

Total Net Assets - 100.0%		$12,288,325

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $703,710)	9	$15,779
March 2011 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $414,400)	5	8,594
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $361,313)	3	(7,374)

(Total Aggregate Value of Contracts $1,479,423)		$16,999

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	Affiliated security.

[2]	Repurchase Agreement — See Note 6.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

20 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET AGGRESSIVE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments in affiliated issuers, at value	$10,516,834
Repurchase agreements, at value	1,688,151

Total investments	12,204,985
Segregated cash with broker	85,305

Total assets	12,290,290

Liabilities:
Payable for:
Variation margin	1,391
Fund shares redeemed	574

Total liabilities	1,965

Net Assets	$12,288,325

Net Assets Consist of:
Paid in capital	$12,369,343
Undistributed net investment income	3,916
Accumulated net realized loss on investments	(1,580,479)
Net unrealized appreciation on investments	1,495,545

Net assets	$12,288,325
Capital shares outstanding	512,290
Net asset value per share	$23.99

Investments in affiliated issuers, at cost	$9,038,288
Repurchase agreements, at cost	1,688,151

Total cost	$10,726,439
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends from affiliated issuers	$23,092
Interest	769

Total investment income	23,861

Expenses:
Custody fees	100

Total expenses	100

Net investment income	23,761

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	241,560
Realized gain distributions received from affiliated issuers	33,936
Futures contracts	73,067

Net realized gain	348,563

Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	772,280
Futures contracts	16,999

Net change in unrealized appreciation (depreciation)	789,279

Net realized and unrealized gain	1,137,842

Net increase in net assets resulting from operations	$1,161,603

See Notes to Financial Statements.
the RYDEX|SGI variable trust annual report | 21

ALL-ASSET AGGRESSIVE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$23,761	$40,501
Net realized gain (loss) on investments	348,563	(205,289)
Net change in unrealized appreciation (depreciation) on investments	789,279	1,423,485

Net increase in net assets resulting from operations	1,161,603	1,258,697

Distributions to shareholders from:
Net investment income	(83,673)[a]	(125)
Net realized gains	(4,727)[a]	—

Total distributions to shareholders	(88,400)	(125)

Capital Share Transactions:
Proceeds from sale of shares	9,080,933	5,220,666
Distributions reinvested	88,400	125
Cost of shares redeemed	(5,927,949)	(5,141,187)

Net increase from capital share transactions	3,241,384	79,604

Net increase in net assets	4,314,587	1,338,176

Net assets:
Beginning of year	7,973,738	6,635,562

End of year	$12,288,325	$7,973,738

Undistributed net investment income at end of year	$3,916	$45,108

Capital share activity:
Shares sold	406,964	277,849
Shares issued from reinvestment of distributions	3,824	6
Shares redeemed	(269,193)	(272,291)

Net increase in shares	141,595	5,564

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

22 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

ALL-ASSET AGGRESSIVE STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006 [a]

Per Share Data
Net asset value, beginning of period	$21.51	$18.17	$25.21	$24.48	$25.00

Income (loss) from investment operations:
Net investment income[b]	.06	.11	.25	.29	1.85
Net gain (loss) on investments (realized and unrealized)	2.59	3.23	(6.57)	1.32	(1.10)

Total from investment operations	2.65	3.34	(6.32)	1.61	.75

Less distributions from:
Net investment income	(.16)[d]	(—)[c]	(.24)	(.17)[d]	(1.24)
Net realized gains	(.01)[d]	—	(.48)	(.71)[d]	(.03)

Total distributions	(.17)	(—)	(.72)	(.88)	(1.27)

Net asset value, end of period	$23.99	$21.51	$18.17	$25.21	$24.48

Total Return[e]	12.34%	18.38%	(25.04%)	6.64%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,288	$7,974	$6,636	$6,874	$542

Ratios to average net assets:
Net investment income	0.27%	0.56%	1.11%	1.12%	39.87%[g]
Total expenses[f]	— [h]	— [h]	— [h]	0.01%	—

Portfolio turnover rate	168%	307%	308%	300%	34%

[a]	Since the commencement of operations: October 27, 2006.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Less than $.01 per share.

[d]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

[e]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[f]	Does not include expenses of the underlying funds in which the Fund invests.

[g]	Income ratio for the period ended December 31, 2006 was calculated for an abbreviated time frame and is not indicative of future class performance, and is annualized.

[h]	Less than .01%.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 23

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies

Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of its funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate Funds. This report covers the Asset Allocation Funds (the “Funds”), while the other Funds are contained in separate reports.
Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of mutual funds (the “underlying funds”), within the same group of affiliated investment companies, and exchange-traded funds (“ETFs”), instead of in individual securities. The underlying funds are advised by Security Investors, LLC (doing business as “Security Global Investors” (“SGI”)). SGI is an indirect, wholly-owned subsidiary of Security Benefit Corporation.
SGI provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. The underlying funds are valued at their Net Asset Value (“NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sales price. Short-term securities with a maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in underlying funds are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. The Funds invested in equity and interest rate futures contracts for liquidity and to gain the most efficient exposure. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
E. Throughout the normal course of business, the Funds and the underlying funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
24 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
2. Financial Instruments
As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including, options, futures, options on futures, structured notes, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.
The Funds are subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.
In conjunction with the use of futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of futures contracts include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.
During the year ended December 31, 2010, the Funds sought to gain exposure to their respective benchmarks by investing in financial-linked derivative instruments, including equity and interest rate futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Approximate percentage of Fund’s
Fund	net assets on a daily basis

All-Asset Conservative Strategy Fund	20%
All-Asset Moderate Strategy Fund	15%
All-Asset Aggressive Strategy Fund	10%
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2010:
Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Equity/Interest rate contracts	Variation margin	Variation margin
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure at December 31, 2010:
Asset Derivative Investments Value

	Futures		Futures
	Equity		Interest Rate		Total Value at
Fund	Contracts	*	Contracts	*	December 31, 2010

All-Asset Conservative Strategy Fund	$15,537		$—		$15,537
All-Asset Moderate Strategy Fund	32,100		—		32,100
All-Asset Aggressive Strategy Fund	24,373		—		24,373
the RYDEX|SGI variable trust annual report | 25

NOTES TO FINANCIAL STATEMENTS (continued)
Liability Derivative Investments Value

	Futures		Futures
	Equity		Interest Rate		Total Value at
Fund	Contracts	*	Contracts	*	December 31, 2010

All-Asset Conservative Strategy Fund	$—		$30,407		$30,407
All-Asset Moderate Strategy Fund	—		32,957		32,957
All-Asset Aggressive Strategy Fund	—		7,374		7,374

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity/Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:
Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

	Futures	Futures
	Equity	Interest Rate
Fund	Contracts	Contracts	Total

All-Asset Conservative Strategy Fund	$27,252	$(27,748)	$(496)
All-Asset Moderate Strategy Fund	56,746	(17,101)	39,645
All-Asset Aggressive Strategy Fund	78,854	(5,787)	73,067
Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

	Futures	Futures
	Equity	Interest Rate
Fund	Contracts	Contracts	Total

All-Asset Conservative Strategy Fund	$15,537	$(30,407)	$(14,870)
All-Asset Moderate Strategy Fund	32,100	(32,957)	(857)
All-Asset Aggressive Strategy Fund	24,373	(7,374)	16,999
4. Fees And Other Transactions With Affiliates
SGI manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay SGI a management fee. As part of its agreement with the Trust, SGI will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.
Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
5. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2007-2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
26 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and deferred post-October losses.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and expired capital loss carryforward. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2010, the following capital loss carryforward amounts were used:

Fund	Amount

All-Asset Aggressive Strategy Fund	$156,583
The tax character of distributions paid during 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

All-Asset Conservative Strategy Fund	$290,984	$—	$290,984
All-Asset Moderate Strategy Fund	398,854	—	398,854
All-Asset Aggressive Strategy Fund	88,400	—	88,400
The tax character of distributions paid during 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

All-Asset Conservative Strategy Fund	$147	$—	$147
All-Asset Moderate Strategy Fund	300	—	300
All-Asset Aggressive Strategy Fund	125	—	125
The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]

All-Asset Conservative Strategy Fund	$45,267	$—	$813,653	$(1,870,766)
All-Asset Moderate Strategy Fund	81,469	—	2,042,712	(3,879,522)
All-Asset Aggressive Strategy Fund	47,209	—	1,125,389	(1,253,616)
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

				Total
	Expires in	Expires in	Expires in	Capital Loss
Fund	2016	2017	2018	Carryforward

All-Asset Conservative Strategy Fund	$(612,719)	$(1,211,730)	$(46,317)	$(1,870,766)
All-Asset Moderate Strategy Fund	(1,816,884)	(1,613,664)	(448,974)	(3,879,522)
All-Asset Aggressive Strategy Fund	(608,035)	(645,581)	—	(1,253,616)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities, for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities, for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain

All-Asset Conservative Strategy Fund	$10,382,506	$859,812	$(46,159)	$813,653
All-Asset Moderate Strategy Fund	18,940,996	2,129,620	(86,908)	2,042,712
All-Asset Aggressive Strategy Fund	11,079,597	1,167,993	(42,604)	1,125,389
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax
the RYDEX|SGI variable trust annual report | 27

NOTES TO FINANCIAL STATEMENTS (continued)
year. For the year ended December 31, 2010, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Fund	Capital

All-Asset Conservative Strategy Fund	$(20,034)
6. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.10% due 01/03/11	$11,982,762	$11,982,762	$11,982,795
At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Rate	Par Value	Market Value

U.S. Treasury Note	11/15/19	3.38%	$11,781,700	$12,222,476
In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	in Securities	Total

Assets
All-Asset Conservative Strategy Fund	$8,761,198	$15,537	$2,434,961	$—	$11,211,696
All-Asset Moderate Strategy Fund	17,494,894	32,100	3,488,814	—	21,015,808
All-Asset Aggressive Strategy Fund	10,516,834	24,373	1,688,151	—	12,229,358
28 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	in Securities	Total

Liabilities
All-Asset Conservative Strategy Fund	$—	$30,407	$—	$—	$30,407
All-Asset Moderate Strategy Fund	—	32,957	—	—	32,957
All-Asset Aggressive Strategy Fund	—	7,374	—	—	7,374

*	Other financial instruments includes futures which are reported as unrealized gain/loss at period end.
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
8. Securities Transactions
During the year ended December 31, 2010, purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

	All-Asset	All-Asset	All-Asset
	Conservative Strategy Fund	Moderate Strategy Fund	Aggressive Strategy Fund

Purchases	$14,518,734	$33,618,577	$15,613,624
Sales	$14,156,560	$35,202,824	$13,890,264
9. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the year ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
10. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor (“Previous Agreement”). A new investment advisory agreement (“New Agreement”) was approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreement are substantially identical to the Previous Agreement, except with respect to the date of execution.
11. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
the RYDEX|SGI variable trust annual report | 29

NOTES TO FINANCIAL STATEMENTS (concluded)
12. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which will operate under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
30 | the RYDEX|SGI variable trust annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 24, 2011
the RYDEX|SGI variable trust annual report | 31

OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX|SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
32 | the RYDEX|SGI variable trust annual report

OTHER INFORMATION (Unaudited) (concluded)
•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
the RYDEX|SGI variable trust annual report | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds — 1997	150
Trustee, Chairman of the	Rydex Variable Trust — 1998
Board (1940)	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	150
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	150
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	150
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	150
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	150
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	150
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
34 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC; and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present); Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
the RYDEX|SGI variable trust annual report | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)
EXECUTIVE OFFICERS — concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010 to 2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
36 | the RYDEX|SGI variable trust annual report

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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVAEP-2-1210x1211

DECEMBER 31, 2010

RYDEX VARIABLE TRUST ANNUAL REPORT

DWA FLEXIBLE ALLOCATION FUND

DWA SECTOR ROTATION FUND

RYDEX | SGI
SECURITY GLOBAL INVESTORS[SM]

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

DWA FLEXIBLE ALLOCATION FUND	6

DWA SECTOR ROTATION FUND	12

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

OTHER INFORMATION	25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	27
the RYDEX|SGI variable trust annual report | 1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
2 | the RYDEX|SGI variable trust annual report

LETTER TO OUR SHAREHOLDERS (concluded)
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

1 Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.
* Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI variable trust annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
December 31, 2010
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4 | the RYDEX|SGI variable trust annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)
December 31, 2010

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
DWA Flexible Allocation Fund	1.84%	11.26%	$1,000.00	$1,112.57	$9.80
DWA Sector Rotation Fund	1.84%	13.99%	1,000.00	1,139.90	9.92

Table 2. Based on hypothetical 5% return (before expenses)
DWA Flexible Allocation Fund	1.84%	5.00%	$1,000.00	$1,015.93	$9.35
DWA Sector Rotation Fund	1.84%	5.00%	1,000.00	1,015.93	9.35

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
the RYDEX|SGI variable trust annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)
December 31, 2010
DWA FLEXIBLE ALLOCATION FUND
OBJECTIVE: Seeks to provide capital appreciation with capital preservation as a secondary objective.
Inception: April 28, 2010.
Performance for the DWA Flexible Allocation Fund for the partial year ended December 31, 2010, was -1.56%, behind the performance of the S&P 500® Index*, which rose 7.07% (4/28/10 to 12/31/10). The Fund has lagged the market since inception on April 28, 2010, primarily due to a choppy market environment earlier in the year.
Rather than being responsive to specific global or domestic events, all changes in the portfolio are a consequence of relative strength. Significant portfolio shifts were driven by relative strength over the course of 2010. Real estate and small-cap domestic equities were significant weights in the portfolio from spring through autumn. Starting in the fall and continuing through the winter, there was consistent rotation toward international equities, commodities, energy and basic materials.
The strongest performances were in technology, industrials and basic materials. Latin America did not perform as well, as capital controls were instituted in some countries.
The biggest negative factors in the portfolio performance were two hedging transactions early in its existence. Although hedging can be extraordinarily valuable in years like 2008, it can create underperformance during choppy market environments. The Fund was launched April 28, almost coincident with the S&P 500 highest close since March 2009 on April 23 and followed shortly by the “flash crash” of May 6. By May 20, the market had declined enough to activate our hedge. Another decline in June triggered our hedge on July 1. In both cases, the hedging occurred at a point that turned out to be near the end of the declines. The subsequent reversals created significant opportunity cost—enough to put the portfolio behind the market. (Using the S&P 500® Index price as an approximation, the first hedge cost 4%, while the second cost 7%.)
During the brief November correction, a modest cash hedge was instituted. When the equity market resumed its uptrend, positions were reestablished that accentuated the shift toward energy and basic materials. As a result of the smoother equity market trends, the portfolio performed more strongly during the latter part of the year.
Our investment process relies on market action rather than economic forecasts. If the indications provided by relative strength are accurate, global economic growth may be stronger than expected. In addition, the late Q4 reductions in precious metals suggest that immediate inflation fears may be exaggerated. Investor sentiment is probably the major risk to an otherwise positive outlook. Some surveys suggest investor complacency, which could lead to a sideways market or a modest correction. Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to a wide variety of market conditions as they continue to present themselves.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Performance displayed represents past performance which is no guarantee of future results.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Ten Largest Holdings (% of Total Net Assets)

First Trust Dow Jones Internet Index Fund	8.7%
PowerShares DB Precious Metals Fund	8.6%
PowerShares DB Agriculture Fund	8.5%
iShares Dow Jones US Basic Materials Sector Index Fund	8.5%
iShares Dow Jones Transportation Average Index Fund	8.3%
iShares S&P Latin America 40 Index Fund	8.2%
Vanguard Telecommunication Services ETF	8.1%
Vanguard Materials ETF	8.0%
iShares MSCI Emerging Markets Index Fund	8.0%
iShares MSCI Pacific ex-Japan Index Fund	7.9%

Top Ten Total	82.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
6 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
April 28, 2010 — December 31, 2010
TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

SINCE
INCEPTION
(04/28/10)

DWA FLEXIBLE ALLOCATION FUND	-1.56%
S&P 500 INDEX	7.07%
SYNTHETIC DWA FLEXIBLE ALLOCATION BENCHMARK*	6.00%

*	Benchmark reflects 60% S&P 500 Index and 40% Barclays Aggregate Bond Index
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclays Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 7

SCHEDULE OF INVESTMENTS	December 31, 2010
DWA FLEXIBLE ALLOCATION FUND

	Shares	Value
| |
EXCHANGE TRADED FUNDS† - 98.2%

UNITED STATES OF AMERICA - 74.1%
First Trust Dow Jones Internet Index Fund	53,350	$1,830,972
PowerShares DB Precious Metals Fund	34,950	1,811,109
PowerShares DB Agriculture Fund	55,450	1,793,808
iShares Dow Jones US Basic Materials Sector Index Fund	23,000	1,781,580
iShares Dow Jones Transportation Average Index Fund	18,848	1,740,047
Vanguard Telecommunication Services ETF	26,000	1,706,380
Vanguard Materials ETF	20,500	1,693,300
SPDR S&P Metals & Mining ETF	24,000	1,650,720
iShares Dow Jones US Oil Equipment & Services Index Fund	28,500	1,605,975

Total United States of America		15,613,891

LATIN AMERICAN REGION - 8.2%
iShares S&P Latin America 40 Index Fund	32,000	1,723,520

INTERNATIONAL - 8.0%
iShares MSCI Emerging Markets Index Fund	35,200	1,676,224

ASIAN PACIFIC REGION EX-JAPAN - 7.9%
iShares MSCI Pacific ex-Japan Index Fund	35,500	1,667,790

Total Exchange Traded Funds
(Cost $19,250,348)		20,681,425

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 3.1%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$165,083	$165,083
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	164,604	164,604
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	157,550	157,550
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	157,550	157,550

Total Repurchase Agreements
(Cost $644,787)		644,787

Total Investments - 101.3%
(Cost $19,895,135)		$21,326,212

Liabilities, Less Other Assets — (1.3)%		(275,758)

Total Net Assets - 100.0%		$21,050,454

†	Value determined based on Level 1 inputs — See Note 6.

††	Value determined based on Level 2 inputs — See Note 6.

[1]	Repurchase Agreements — See Note 5.

8 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

DWA FLEXIBLE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$20,681,425
Repurchase agreements, at value	644,787

Total investments	21,326,212
Receivables:
Dividends	2,075

Total Assets	21,328,287

Liabilities:
Payable for:
Securities purchased	241,262
Fund shares redeemed	881
Management fees	17,797
Custodian fees	587
Transfer agent/maintenance fees	4,449
Investor service fees	4,449
Portfolio accounting fees	1,780
Other	6,628

Total Liabilities	277,833

Net Assets	$21,050,454

Net assets consist of:
Paid in capital	$19,552,488
Undistributed net investment income	90,587
Accumulated net realized loss on investments	(23,698)
Net unrealized appreciation on investments	1,431,077

Net assets	$21,050,454
Capital shares outstanding	855,319
Net asset value per share	$24.61

Investments, at cost	$19,250,348
Repurchase agreements, at cost	644,787

Total Cost	$19,895,135
STATEMENT OF OPERATIONS

Period Ended December 31, 2010†

|
Investment Income:
Dividends	$288,254
Interest	2,610

Total investment income	290,864

Expenses:
Management fees	109,019
Transfer agent and administrative fees	27,255
Investor service fees	27,255
Portfolio accounting fees	10,902
Trustees’ fees*	947
Audit and service fees	20,202
Miscellaneous	4,697

Total Expenses	200,277

Net investment income	90,587

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(23,698)

Net realized loss	(23,698)

Net change in unrealized appreciation (depreciation) on:
Investments	1,431,077

Net change in unrealized appreciation (depreciation)	1,431,077

Net realized and unrealized gain	1,407,379

Net increase in net assets resulting from operations	$1,497,966

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

†	Since the commencement of operations: April 28, 2010.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 9

DWA FLEXIBLE ALLOCATION FUND
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
December 31,
2010*

Increase (Decrease) in Net Assets From Operations:
Net investment income	$90,587
Net realized loss on investments	(23,698)
Net change in unrealized appreciation (depreciation) on investments	1,431,077

Net increase in net assets resulting from operations	1,497,966

Distributions to Shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,846,705
Cost of shares redeemed	(4,294,217)

Net increase from capital share transactions	19,552,488

Net increase in net assets	21,050,454

Net Assets:
Beginning of period	—

End of period	$21,050,454

Undistributed net investment income at end of period	$90,587

Capital Share Activity:
Shares sold	1,043,463
Shares redeemed	(188,144)

Net increase in shares	855,319

*	Since the commencement of operations: April 28, 2010.

10 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

DWA FLEXIBLE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
December 31,
2010[a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income[b]	.12
Net loss on investments (realized and unrealized)	(.51)

Total from investment operations	(.39)

Net asset value, end of period	$24.61

Total Return[c]	(1.56%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,050

Ratios to average net assets[e]:
Net investment income	0.83%
Total expenses[d]	1.84%

Portfolio turnover rate	305%

[a]	Since the commencement of operations: April 28, 2010.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[d]	Total expense information does not include expenses of the underlying funds in which the Fund invests.

[e]	Annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
DWA SECTOR ROTATION FUND
OBJECTIVE: Seeks to provide long-term capital appreciation.
Inception: April 28, 2010.
Performance for the Sector Rotation Fund for the partial year ended December 31, 2010 was -4.16%, behind the performance of the S&P 500® Index*, which rose 7.07% (4/28/10 to 12/31/10). The Fund has lagged the market since inception on April 28, 2010, primarily due to a choppy market environment earlier in the year.
All changes in the portfolio are a consequence of relative strength, rather than a response to specific global or domestic events. Relative strength drove significant portfolio shifts over the course of 2010. Real estate was a heavy weighting in the portfolio from spring into autumn. Starting in the summer and continuing into the winter, there was consistent rotation into economically sensitive areas like basic materials, industrials, retailing and technology. Real estate did not decline in any meaningful way; rather, the relative strength of the more economically sensitive areas increased rapidly, causing the real estate positions to be eliminated.
The strongest performances were in energy, leisure and basic materials. Retailing did not fare as well, after disappointing retail sales figures were announced.
The biggest negative factors in the portfolio performance were two hedging transactions early in its existence. Although hedging can be extraordinarily valuable in years like 2008, it can create underperformance during choppy market environments. The Fund was launched April 28, 2010, almost coincident with the S&P 500’s highest close since March 2009 on April 23 and followed shortly by the “flash crash” of May 6. By May 20, the market had declined enough to activate our hedge. Another decline in June triggered our hedge on July 1. In both cases, the hedging occurred at a point that turned out to be near the end of the declines. The subsequent reversals created significant opportunity cost—enough to put the portfolio behind the market. (Using the S&P 500 price as an approximation, the first hedge cost 4%, while the second cost 7%.)
Although the market had corrections in August and November, neither triggered our hedging indicators. As a result of the smoother equity market trends, the portfolio was able to outperform during the latter part of the year.
Our investment process relies on market action rather than economic forecasts. The economy may recover more powerfully than expected, if the indications provided by relative strength are correct. Strength in economically sensitive sectors suggests that the market believes current growth forecasts are too low. Recently added exposure in international sectors suggests that overseas growth may be underestimated or that the dollar may become weaker. The major risk to the current positive outlook for the equity market may be investor sentiment. Some surveys suggest that investors are somewhat complacent, which may lead to a sideways trend for the time being. Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to market conditions as they continue to change.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Performance displayed represents past performance which is no guarantee of future results.
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
BMI — Broad Market Index

Ten Largest Holdings (% of Total Net Assets)

PowerShares Dynamic Energy Exploration & Production Portfolio	10.8%
PowerShares Dynamic Energy Sector Portfolio	10.5%
PowerShares Dynamic Leisure & Entertainment Portfolio	10.4%
SPDR S&P International Materials Sector ETF	10.4%
PowerShares Dynamic Basic Materials Sector Portfolio	10.4%
SPDR S&P International Consumer Discretionary Sector ETF	10.4%
SPDR S&P International Industrials Sector ETF	10.4%
PowerShares Dynamic Pharmaceuticals Portfolio	10.0%
SPDR S&P Retail ETF	8.7%
PowerShares Dynamic Semiconductors Portfolio	8.1%

Top Ten Total	100.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.
12 | the RYDEX|SGI variable trust annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
Cumulative Fund Performance:
April 28, 2010 — December 31, 2010
TOTAL RETURNS FOR THE PERIOD ENDED 12/31/10

SINCE
INCEPTION
(04/28/10)

DWA SECTOR ROTATION FUND	-4.16%
S&P 500 INDEX	7.07%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
the RYDEX|SGI variable trust annual report | 13

SCHEDULE OF INVESTMENTS	December 31, 2010
DWA SECTOR ROTATION FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 100.1%

UNITED STATES OF AMERICA - 68.9%
PowerShares Dynamic Energy Exploration & Production Portfolio	164,529	$3,795,683
PowerShares Dynamic Energy Sector Portfolio	100,000	3,741,000
PowerShares Dynamic Leisure & Entertainment Portfolio[1]	201,163	3,715,481
PowerShares Dynamic Basic Materials Sector Portfolio	104,583	3,706,422
PowerShares Dynamic Pharmaceuticals Portfolio	150,300	3,553,092
SPDR S&P Retail ETF	64,000	3,095,040
PowerShares Dynamic Semiconductors Portfolio[1]	177,450	2,888,868

Total United States of America		24,495,586

INTERNATIONAL - 31.2%
SPDR S&P International Materials Sector ETF[1]	120,000	3,712,800
SPDR S&P International Consumer Discretionary Sector ETF[1]	126,195	3,702,561
SPDR S&P International Industrials Sector ETF[1]	130,300	3,684,897

Total International		11,100,258

Total Exchange Traded Funds (Cost $32,193,509)		35,595,844

	Face
	Amount	Value

REPURCHASE AGREEMENTS††.2 - 0.7%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	$63,697	$63,697
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	63,512	63,512
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	60,790	60,790
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	60,790	60,790

Total Repurchase Agreements (Cost $248,789)		248,789

Total Investments - 100.8% (Cost $32,442,298)		$35,844,633

Liabilities, Less Other Assets - (0.8)%		(289,578)

Total Net Assets - 100.0%		$35,555,055

†	Value determined based on Level 1 inputs — See Note 6.

††	Value determined based on Level 2 inputs — See Note 6.

[1]	Affiliated security — See Note 8.

[2]	Repurchase Agreements — See Note 5.

14 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

DWA SECTOR ROTATION FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
Assets:
Investments in unaffiliated issuers, at value*	$17,891,237
Investments in affiliated issuers, at value**	17,704,607
Repurchase agreements, at value	248,789

Total investments	35,844,633
Receivables:
Securities sold	3,062,733

Total Assets	38,907,366

Liabilities:
Payable for:
Securities purchased	3,291,548
Fund shares redeemed	298
Management fees	29,954
Custodian fees	1,030
Transfer agent/maintenance fees	7,489
Investor service fees	7,489
Portfolio accounting fees	2,995
Other	11,508

Total Liabilities	3,352,311

Net Assets	$35,555,055

Net assets consist of:
Paid in capital	$34,297,880
Undistributed net investment income	42,734
Accumulated net realized loss on investments	(2,187,894)
Net unrealized appreciation on investments	3,402,335

Net assets	$35,555,055
Capital shares outstanding	1,483,842
Net asset value per share	$23.96

* Investments in unaffiliated issuers, at cost	$16,128,157
** Investments in affiliated issuers, at cost	16,065,352
Repurchase agreements, at cost	248,789

Total Cost	$32,442,298
STATEMENT OF OPERATIONS

Period Ended December 31, 2010†
Investment Income:
Dividends††	$402,762
Interest	1,429

Total investment income	404,191

Expenses:
Management fees	196,928
Transfer agent and administrative fees	49,232
Investor service fees	49,232
Portfolio accounting fees	19,693
Trustees’ fees*	1,721
Audit and service fees	33,651
Miscellaneous	11,000

Total expenses	361,457

Net investment income	42,734

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(246,844)
Investments in unaffiliated issuers	(1,953,062)
Realized gain distributions from other investment companies	12,012

Net realized loss	(2,187,894)

Net change in unrealized appreciation (depreciation) on:
Investments	3,402,335

Net change in unrealized appreciation (depreciation)	3,402,335

Net realized and unrealized gain	1,214,441

Net increase in net assets resulting from operations	$1,257,175

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

†	Since the commencement of operations: April 28, 2010.

††	Includes dividends of $61,750 from affiliated issuers.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 15

DWA SECTOR ROTATION FUND
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
December 31,
2010 *

Increase (Decrease) In Net Assets From Operations:
Net investment income	$42,734
Net realized loss on investments	(2,187,894)
Net change in unrealized appreciation (depreciation) on investments	3,402,335

Net increase in net assets resulting from operations	1,257,175

Distributions to Shareholders	—

Capital Share Transactions:
Proceeds from sale of shares	44,340,023
Cost of shares redeemed	(10,042,143)

Net increase from capital share transactions	34,297,880

Net increase in net assets	35,555,055

Net Assets:
Beginning of period	—

End of period	$35,555,055

Undistributed net investment income at end of period	$42,734

Capital Share Activity:
Shares sold	1,957,608
Shares redeemed	(473,766)

Net increase in shares	1,483,842

*	Since the commencement of operations: April 28, 2010.

16 | the RYDEX|SGI variable trust annual report	See Notes to Financial Statements.

DWA SECTOR ROTATION FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
December 31,
2010 [a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income[b]	.03
Net loss on investments (realized and unrealized)	(1.07)

Total from investment operations	(1.04)

Net asset value, end of period	$23.96

Total Return[c]	(4.16%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,555

Ratios to average net assets[e]:
Net investment income	0.22%
Total expenses[d]	1.84%

Portfolio turnover rate	312%

[a]	Since the commencement of operations: April 28, 2010.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[d]	Total expense information does not include expenses of the underlying funds in which the Fund invests.

[e]	Annualized.

See Notes to Financial Statements.	the RYDEX|SGI variable trust annual report | 17

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2010, the Trust consisted of fifty-eight separate Funds. This report covers the Dorsey, Wright & Associates, Inc. (“DWA”) Funds (the “Funds”), while the other funds are contained in separate reports.
Each Fund, a “fund of funds,” seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) (“underlying funds”) or other exchange-traded products (“ETPs”) to allocate its investment exposure to market segments including domestic equity, international equity, fixed income and alternative assets.
Security Global Investors (“SGI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
SGI makes investment decisions for the assets of the Funds based on investment management strategies generated by the Funds’ sub-advisor, and continuously reviews, supervises, and administers each Funds’ investment program. The Board of Trustees of the Trust supervises SGI and establishes policies that SGI must follow in its day-to-day management activities.
DWA serves as investment sub-advisor (the “Sub-Advisor”) and is responsible, subject to the supervision and control of SGI and the Trust’s Board, for the purchase, retention and sale of securities in the Funds’ investment portfolios.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
A. Open-ended investment companies (“Mutual Funds”) are valued at their Net Asset Value (the “NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. ETFs and closed-end investment companies (“closed-end funds”) are valued at the last quoted sales price.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. Short-term debt securities, if any, with a maturity date of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.
Investments for which market quotations are not readily available are fair valued as determined in good faith by SGI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in funds are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an
18 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
The Funds are subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.
The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the Investment Company Act of 1940. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
3. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annual percentage rate of 1.00% of the average daily net assets of each Fund.
SGI pays the Sub-Advisor out of the advisory fees it receives. In addition, SGI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with SGI. SGI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.
RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund. RFS also provides accounting services to the Funds calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each of the Funds.
RFS engages external service providers to perform other necessary services for the Trust, such as auditing services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets.
The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees at an annual rate not to exceed 0.25% of average daily net assets. RDL in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of SGI, RFS and the RDL.
4. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
the RYDEX|SGI variable trust annual report | 19

NOTES TO FINANCIAL STATEMENTS (continued)
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal year 2010), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and expired capital loss carryforward. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

DWA Flexible Allocation Fund	$—	$—	$—
DWA Sector Rotation Fund	—	—	—
The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

	Undistributed	Undistributed	Net
	Ordinary	Long-Term	Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward

DWA Flexible Allocation Fund	$119,283	$—	$1,378,683	$—
DWA Sector Rotation Fund	42,734	—	3,062,342	(1,847,901)[1]
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	Expires in 2018.
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain

DWA Flexible Allocation Fund	$19,947,529	$1,387,232	$(8,549)	$1,378,683
DWA Sector Rotation Fund	32,782,291	3,085,745	(23,403)	3,062,342
5. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding as of December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.10% due 01/03/11	$82,186,888	$82,186,888	$82,187,117
Morgan Stanley	0.06% due 01/03/11	70,000,000	70,000,000	70,000,117
HSBC Group	0.16% due 01/03/11	67,000,000	67,000,000	67,000,298
Mizuho Financial Group, Inc.	0.13% due 01/03/11	67,000,000	67,000,000	67,000,242

			$286,186,888	$286,187,774

20 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (continued)
As of December 31, 2010, the collateral for the repurchase agreements was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	11/15/19	3.38%	$80,807,600	$83,830,766
U.S. Treasury Bills	02/24/11 – 11/17/11	0.00%	108,335,400	108,283,700
U.S. TIP Bond	04/15/28	3.63%	24,211,900	42,104,145
U.S. TIP Note	04/15/14	1.25%	26,932,400	29,295,999
U.S. Treasury Bonds	08/15/20 – 05/15/39	4.25% – 8.75%	27,718,800	28,396,387

				$291,910,997

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
6. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
DWA Flexible Allocation Fund	$20,681,425	$644,787	$—	$21,326,212
DWA Sector Rotation Fund	35,595,844	248,789	—	35,844,633
For the period ended December 31, 2010, there were no significant transfers between Levels.
7. Securities Transactions
During the period ended December 31, 2010, purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

	DWA Flexible	DWA Sector
	Allocation Fund	Rotation Fund

Purchases	$60,418,011	$119,379,019
Sales	$41,143,965	$84,985,602
the RYDEX|SGI variable trust annual report | 21

NOTES TO FINANCIAL STATEMENTS (continued)
8. Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under SGI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the period ended December 31, 2010 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares
		April 28,			December 31,	December 31,	Investment
Fund	Security	2010	Additions	Reductions	2010	2010	Income

DWA Sector Rotation Fund	Exchange Traded Funds:
	PowerShares Dynamic Leisure & Entertainment Portfolio	—	$5,592,250	$(2,353,701)	$3,715,481	201,163	$29,679
	PowerShares Dynamic Semiconductors Portfolio	—	4,357,841	(1,394,369)	2,888,868	177,450	3,557
	SPDR S&P International Materials Sector ETF	—	3,519,914	—	3,712,800	120,000	6,304
	SPDR S&P International Industrials Sector ETF	—	3,440,032	—	3,684,897	130,300	8,645
	SPDR S&P International Consumer Discretionary Sector ETF	—	3,573,541	(423,312)	3,702,561	126,195	13,565

	Total	—	$20,483,578	$(4,171,382)	$17,704,607	755,108	$61,750

22 | the RYDEX|SGI variable trust annual report

NOTES TO FINANCIAL STATEMENTS (concluded)
9. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the period ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
10. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution.
11. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
12. Subsequent Events
Effective January 3, 2011, Rydex Advisors II, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which will operate under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors II, LLC, in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
the RYDEX|SGI variable trust annual report | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DWA Flexible Allocation Fund and DWA Sector Rotation Fund (two of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2010, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from April 28, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2010, and the results of their operations, the changes in their net assets, and their financial highlights for the period from April 28, 2010 (commencement of operations) through December 31, 2010, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 24, 2011
24 | the RYDEX|SGI variable trust annual report

OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory and sub-advisory agreements applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreements between the Trust and Rydex Advisors II, LLC (formerly, PADCO Advisors II, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex and each investment sub-adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory and sub-advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
the RYDEX|SGI variable trust annual report | 25

OTHER INFORMATION (Unaudited) (concluded)
•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
26 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds — 1997	150
Trustee, Chairman of the	Rydex Variable Trust — 1998
Board (1940)	Rydex Dynamic Funds — 1999
Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	150
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	150
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	150
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	150
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	150
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	150
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine
the RYDEX|SGI variable trust annual report | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC; and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010 to 2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present); Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
28 | the RYDEX|SGI variable trust annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS — (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010 to 2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
the RYDEX|SGI variable trust annual report | 29

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RVDWA-2-1210x1211

Item 2. Code of Ethics.
The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2010 and December 31, 2009 were $984,960 and $991,250, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2010 and December 31, 2009 were $21,465 and $35,625, respectively. The aggregate Tax Fees billed by Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2010 and December 31, 2009 were $0 and $0, respectively.
(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $0 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on their evaluation on March 10, 2011, the President (principal executive officer) and the Treasurer (principal financial officer) of the Rydex Variable Trust (the “Trust”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Trust or Security Investors, LLC, d/b/a Security Global Investors (“SGI” or the “Advisor”), the investment advisor and manager of the Trust, or Rydex Distributors, LLC. (“RD”), which acts as distributor for the Trust, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Trust or SGI on behalf of the Trust, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of SGI, RD or the Trust who have a significant role in the Trust’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Trust, including its President and Treasurer.
(b) There were no significant changes in the Trust’s or SGI’s internal controls over financial reporting, (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Rydex Variable Trust

By (Signature and Title)*	/s/ Richard M. Goldman Richard M. Goldman, President

Date March 10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman Richard M. Goldman, President

Date March 10, 2011

By (Signature and Title)*	/s/ Nikolaos Bonos Nikolaos Bonos, Vice President and Treasurer

Date March 10, 2011

*	Print the name and title of each signing officer under his or her signature.